RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                             BANKERS TRUST COMPANY,

                                     Trustee

                               SERIES SUPPLEMENT,

                          Dated as of February 1, 2001,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                          dated as of February 1, 2001

                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2001-QS2



Article I         DEFINITIONS...............................................................4

 Section 1.01.    Definitions...............................................................4

 Section 1.02.    Use of Words and Phrases.................................................15

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........16

 Section 2.01.    Conveyance of Mortgage Loans.  (See Section 2.01 of the Standard
         Terms)   .........................................................................16

 Section 2.02.    Acceptance by Trustee.  (See Section 2.02 of the Standard Terms).........16

 Section 2.03.    Representations, Warranties and Covenants of the Master Servicer and
         the Company.......................................................................16

 Section 2.04.    Representations and Warranties of Sellers. (See Section 2.04 of the
         Standard Terms)...................................................................19

 Section 2.05.    Execution and Authentication of Certificates/ Issuance of
         Certificates Evidencing Interests in REMIC I Certificates.........................19

 Section 2.06.    Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;
         Acceptance by the Trustee.........................................................19

 Section 2.07.    Issuance of Certificates Evidencing Interest in REMIC II.................20

 Section 2.08.    Negative Covenants of the Trust Fund.....................................20

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................21

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................22

 Section 4.01.    Certificate Account.  (See Section 4.01 of the Standard Terms)...........22

 Section 4.02.    Distributions............................................................22

 Section 4.03.    Statements to Certificateholders.  (See Section 4.03 of the Standard
         Terms and Exhibit Three attached hereto)..........................................32

 Section 4.04.    Distribution of Reports to the Trustee and the Company; Advances by
         the Master Servicer. (See Section 4.04 of the Standard Terms).....................32

 Section 4.05.    Allocation of Realized Losses............................................32

 Section 4.06.    Reports of Foreclosures and Abandonment of Mortgaged Property.  (See
         Section 4.06 of the Standard Terms)...............................................33

 Section 4.07.    Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of
         the Standard Terms)...............................................................33

 Section 4.08.    Surety Bond. (See Section 4.08 of the Standard Terms)....................33

Article V         THE CERTIFICATES.........................................................34

Article VI        THE COMPANY AND THE MASTER SERVICER......................................35

Article VII       DEFAULT..................................................................36

Article VIII      CONCERNING THE TRUSTEE...................................................37




Article IX        TERMINATION..............................................................38

Article X         REMIC PROVISIONS.........................................................39

 Section 10.01.   REMIC Administration.  (See Section 10.01 of the Standard Terms).........39

 Section 10.02.   Master Servicer; REMIC Administrator and Trustee Indemnification.
         (See Section 10.02 of the Standard Terms).........................................39

 Section 10.03.   Designation of REMICs....................................................39


 Section 10.04.   Distributions on the Uncertificated REMIC I and REMIC II Regular
         Interests...........................................................................
         39

 Section 10.05.   Compliance with Withholding Requirements.................................41

Article XI        MISCELLANEOUS PROVISIONS.................................................42

 Section 11.01.   Amendment.  (See Section 11.01 of the Standard Terms)....................42

 Section 11.02.   Recordation of Agreement.  Counterparts.  (See Section 11.02 of the
         Standard Terms)...................................................................42

 Section 11.03.   Limitation on Rights of Certificateholders.  (See Section 11.03 of
         the Standard Terms)...............................................................42

 Section 11.04.   Governing Laws.  (See Section 11.04 of the Standard Terms)...............42

 Section 11.05.   Notices..................................................................42

 Section 11.06.   Required Notices to Rating Agency and Subservicer.  (See Section
         11.06 of the Standard Terms)......................................................43

 Section 11.07.   Severability of Provisions. (See Section 11.07 of the Standard Terms)....43

 Section 11.08.   Supplemental Provisions for Resecuritization.  (See Section 11.08 of
         the Standard Terms)...............................................................43

 Section 11.09.   Allocation of Voting Rights..............................................43

 Section 11.10.   No Petition..............................................................43




                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of February 1, 2001

        This is a Series Supplement, dated as of February 1, 2001 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of February 1, 2001 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as one or more real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                              Aggregate
                               Initial                                       Standard &
                             Certificate                                      Poor's /
                Pass-Through  Principal                        Maturity      -----------       Minimum
 Designation      Rate        Balance        Features1           Date           Fitch     Denominations2
                              --------
                                                             February 25,
Class CB         7.25%    $103,999,000.00       Senior           2031          AAA/AAA       $25,000.00
Class NB-1       7.00%    $70,200,000.00        Senior       February 25,      AAA/AAA       $25,000.00
                                                                 2031
Class NB-1A      7.25%        $0.00          Senior/Interest February 25,      AAA/AAA           3
                                                 Only            2031
Class NB-2       7.00%    $6,594,000.00         Senior       February 25,      AAA/AAA       $25,000.00
                                                                 2031
Class NB-2A      7.25%        $0.00          Senior/Interest February 25,      AAA/AAA            3
                                                 Only            2031
Class NB-3       7.25%    $9,628,000.00         Senior       February 25,      AAA/AAA       $25,000.00
                                                                 2031
Class NB-4       7.25%    $10,381,000.00     Senior/Lockout  February 25,      AAA/AAA       $25,000.00
                                                                 2031
Class A-P        0.00%      $20,353.22       Senior/PrincipalFebruary 25,      AAA/AAA       $25,000.00
                                                 Only            2031
Class A-V       Variable      $0.00          Senior/Variable February 25,      AAA/AAA           5
                Rate4                        Rate/Interest       2031
                                                 Only
Class R-I        7.25%       $100.00         Senior/Residual February 25,      AAA/AAA           6
                                                                 2031
Class R-II       7.25%       $100.00         Senior/Residual February 25,      AAA/AAA           6
                                                                 2031
Class M-1        7.25%    $7,538,500.00        Mezzanine     February 25,       NA/AA        $25,000.00
                                                                 2031
Class M-2        7.25%    $2,368,800.00        Mezzanine     February 25,       NA/A         $250,000.00
                                                                 2031
Class M-3        7.25%    $2,261,300.00        Mezzanine     February 25,      NA/BBB        $250,000.00
                                                                 2031
Class B-1        7.25%     $969,200.00        Subordinate    February 25,       NA/BB        $250,000.00
                                                                 2031
Class B-2        7.25%     $646,100.00        Subordinate    February 25,       NA/B         $250,000.00
                                                                 2031
Class B-3        7.25%     $753,850.57        Subordinate    February 25,       NA/NA        $250,000.00
                                                                 2031


1 The Certificates, other than the Class A-P, Class A-V, Class B and Class R Certificates shall be Book-Entry Certificates. The Class A-P, Class A-V, Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

2 The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

3 The Class NB-1A Certificates and Class NB-2A Certificates will be issuable in 100% Percentage Interest denominations.

4    The Initial Pass-Through Rate on the Class A-V Certificates is 1.0108%.

5 The Class A-V Certificates will be issuable in minimum denominations of not less than 20% Percentage Interest.

6 Each class of the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $215,360,303.79.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                    Article I

                                   DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $152,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

(A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

(B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

               over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     CB Loan Group: The group of Mortgage Loans comprised of the Group CB Loans.

     Certificate: Any Class CB, Class NB, Class A-P, Class A-V, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2001-QS2" and which must be an Eligible Account.

        Certificate Policy:  None.

        Class A Certificate: Any one of the Class A-P Certificates or Class A-V Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class CB Certificate: Any one of the Class CB Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A, which Certificates relate to the Group CB Loans.

        Class CB Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class CB Certificates and Class R Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) in the CB Loan Group immediately prior to such Distribution Date.

        Class CB Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount related to the CB Loan Group remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i)(X), after the distribution of the portion of the amounts required to be distributed therefrom pursuant to Section 4.02(a)(i)(Z), and after the distribution of the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(a)(ii)(X) or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(d), and (b) the sum of the amounts required to be distributed therefrom to the Class CB Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(ii)(Z), 4.02(a)(xvii) and 4.02(a)(xviii).

        Class NB Certificate: Any one of the Class NB-1, Class NB-1A, Class NB-2, Class NB-2A, Class NB-3 and Class NB-4 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A, which Certificates relate to the Group NB Loans.

        Class NB Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class NB Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) in the NB Loan Group immediately prior to such Distribution Date.

        Class NB Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount related to the NB Loan Group remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i)(Y), after the distribution of the portion of the amounts required to be distributed therefrom pursuant to Section 4.02(a)(i)(Z), and after the distribution of the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(a)(ii)(X) or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(d), and (b) the sum of the amounts required to be distributed therefrom to the Class NB Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(ii)(Z) and 4.02(a)(xvii).

     Class R Certificate: Any one of the Class R-I Certificates and Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date:  February 28, 2001.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2001-QS2.

        Cut-off Date:  February 1, 2001.

     Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  7.25% per annum.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination and (Y) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Group CB Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group CB Loans, having original principal balances less than or equal to (i) $275,000 in the case of Mortgage Loans secured by mortgaged properties consisting of a single dwelling unit, (ii) $351,950 in the case of Mortgage Loans secured by mortgaged properties consisting of two dwelling units,
(iii) $425,400 in the case of Mortgage Loans secured by mortgaged properties consisting of three dwelling units, and (iv) $528,700 in the case of Mortgage Loans secured by mortgaged properties consisting of four dwelling units.

        Group NB Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group NB Loans, having original principal balances exceeding the amounts listed in clauses (i) through (iv) of the definition of Group CB Loans, except for 5.9% of the Group NB Loans, which have original principal balances that meet the restrictions applicable to the CB Loan Group described in clauses
(i) through (iv) of the preceding sentence.

        Initial Monthly Payment Fund: $35,160, representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending on March 1, 2001, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass on such date; with respect to any Class NB-1A Certificate, $709,592; and, with respect to any Class NB-2A Certificate, $1,938,476.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of the such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1: 3.50%.....       Class B-1: 0.45%
        Class M-2: 1.10%.....       Class B-2: 0.30%
        Class M-3: 1.05%.....       Class B-3: 0.35%

     Interest  Accrual  Period:   With  respect  to  any  Certificates  and  any
Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Interest Only Certificates: Any one of the Class NB-1A, Class NB-2A or Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Loan Group: Either or both of the CB Loan Group or the NB Loan Group.

        Lockout Certificates:  Any one of the Class NB-4 Certificates.

        Lockout Percentage: For any Distribution Date occurring prior to the Distribution Date in March 2006 will be 0%, and for any Distribution Date thereafter will be as follows: 30% for any Distribution Date on or after March 2006 and prior to March 2007; 40% for any Distribution Date on or after March
2007 and prior to March 2008;  60% for any  Distribution  Date on or after March
2008 and prior to March 2009; 80% for any Distribution Date on or after March 2009 and prior to March 2010; and 100% for any Distribution Date thereafter.

     Maturity Date: February 25, 2031, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii)    the maturity of the Mortgage Note ("MATURITY DATE");

(iii)   the Mortgage Rate ("ORIG RATE");

(iv)    the Subservicer pass-through rate ("CURR NET");

(v)     the Net Mortgage Rate ("NET MTG RT");

(vi)    the Pool Strip Rate ("STRIP");

(vii)the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(viii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)    the Loan-to-Value Ratio at origination ("LTV");

(x) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xi) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xii)a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

     NB Loan Group: The group of Mortgage Loans comprised of the Group NB Loans.

        Notional Amount: As of any Distribution Date, with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass immediately prior to such date. As of any Distribution Date, with respect to the Class NB-1A Certificates, an amount equal to the excess, if any, of 1/29th of the aggregate of the Certificate Principal Balances of the Class NB-1 Certificates and Class NB-2 Certificates over $1,938,476. With respect to the Class NB-2A Certificates, as of any Distribution Date prior to and including the date on which the Notional Amount of the Class NB-1A Certificates is reduced to zero, an amount equal to $1,938,476. With respect to the Class NB-2A Certificates, as of any Distribution Date after the date on which the Notional Amount of the Class NB-1A Certificates is reduced to zero, an amount equal to 1/29th of the aggregate of the Certificate Principal Balances of the Class NB-1 Certificates and Class NB-2 Certificates. Notwithstanding the foregoing, on or after the Credit Support Depletion Date, the Notional Amount of each of the Class NB-1A Certificates and the Class NB-2A Certificates will be equal to its respective Notional Amount immediately prior to the Credit Support Depletion Date, reduced by such class' pro rata share of 1/29th of the cumulative reduction of the aggregate Certificate Principal Balances of the Class NB-1 Certificates and Class NB-2 Certificates on and after the Credit Support Depletion Date. Each such class' pro rata share of such reduction will be determined in accordance with its respective Certificate Principal Balance.

        Pass-Through Rate: With respect to the Class CB, Class NB, Class M, Class B and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip

Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 1.0108% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which is 125% of the following: a constant prepayment rate of 4.0% per annum of the then outstanding principal balance of the related Mortgage Loans in the first month of the life of such Mortgage Loans and an additional 1.0909% per annum in each month thereafter until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 16.0% per annum.

        Prepayment Distribution Percentage: With respect to any Distribution Date and the Available Distribution Amount for each Loan Group and each Class of Subordinate Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

(i) For any Distribution Date prior to the Distribution Date in March 2006 (unless the Certificate Principal Balances of the Class CB Certificates and Class R Certificates or Class NB Certificates, as applicable, have been reduced to zero), 0%.

(ii) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

     (a) in the case of the Class of Subordinate Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

     (b) in the case of each other Class of Subordinate Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

(iii)Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Related Classes: As to any Uncertificated REMIC I Regular Interest, those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.

     REMIC I: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

               (i)    the Mortgage Loans and the related Mortgage Files,

               (ii) all payments and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

               (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Mortgage Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section
                      2.01 herein, and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

     REMIC II Certificates: Any Class of Certificates (other than the Class R-I Certificates).

        Senior Certificate: Any one of the Class CB, Class NB, Class A-P, Class A-V or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

     Senior Percentage: The Class CB Percentage or Class NB Percentage, as applicable.

     Senior Principal Distribution Amount: The Class CB Principal Distribution Amount or the Class NB Principal Distribution Amount, as applicable.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,153,603 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage

Loans, expressed as a percentage, and the denominator of which is equal to 28.8% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and Loan Group and each Class of Subordinate Certificates, (a) the sum of the following: (i) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date for the related Loan Group under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) for the related Loan Group (without giving effect to the related Senior Accelerated Distribution Percentages) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month for the related Loan Group (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for the related Loan Group for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

        Uncertificated Accrued Interest: With respect to each Distribution Date,
(i) as to each Uncertificated REMIC I Regular Interest other than each Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such

Uncertificated REMIC I Regular Interest, (ii) as to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, an amount equal to one month's interest at the Pool Strip Rate of the related Mortgage Loan on the principal balance of such Mortgage Loan reduced by such Interest's pro-rata share of any prepayment interest shortfalls or other reductions of interest allocable to the Class A-V Certificates.

        Uncertificated Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests the per annum rate specified in the definition of Uncertificated REMIC I Regular Interests. With respect to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest, as defined in the definition of Uncertificated REMIC I Regular Interest.

        Uncertificated REMIC I Regular Interests: The Uncertificated REMIC I Regular Interests Z together with the interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

     1. The principal balance from time to time of each Uncertificated REMIC I Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus (ii) the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 10.04(d), which equals the aggregate principal balance of the Classes of Certificates identified as related to such Uncertificated REMIC I Regular Interest in such table.

     2. The Uncertificated Pass-Through Rate for each Uncertificated REMIC I Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

     3.   The  Uncertificated  REMIC I  Distribution  Amount  for  each  REMIC I
          Regular Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular Interest on such Distribution Date pursuant to the provisions of Section 10.04 (a).

----------------------- --------------------------------- ------------------- -------------------
 Uncertificated REMIC   Related Classes of Certificates   Pass-Through Rate   Initial Principal
  I Regular Interest                                                               Balance
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          V             Class NB-1, Class NB-1A, Class    7.25%               $20,578,168.00
                        NB-2, Class NB-2A
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          W             Class NB-2, Class NB-2A           7.25%               $56,215,804.00
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          X             Class A-P                         0.00%               $20,353.22

                                        14



----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          Y             Class CB, NB-3, Class NB-4,       7.25%               $138,545,850.57
                        Class R-II,  Class M-1, Class M-2, Class M-3, Class B-1,
                        Class B-2, Class B-3
----------------------- --------------------------------- ------------------- -------------------

        Uncertificated REMIC I Regular Interests Z: The 1,149 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 1,149, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated REMIC I Regular Interests Z Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated REMIC I Regular Interest Distribution Amounts: With respect to each Uncertificated REMIC I Regular Interest, other than the Uncertificated REMIC I Regular Interests Z, the amount specified as the Uncertificated REMIC I Regular Interest Distribution Amount with respect thereto in the definition of Uncertificated REMIC I Regular Interests. With respect to the Uncertificated REMIC I Regular Interests Z, the Uncertificated REMIC I Regular Interests Z Distribution Amount.

        Uncertificated   REMIC  II  Regular  Interests  Z:  Each  of  the  1,149
uncertificated partial undivided beneficial ownership interests in REMIC II numbered sequentially from 1 through 1,149 each relating to the identically numbered Uncertificated REMIC I Regular Interests Z, each having no principal balance and bearing interest at a rate equal to the related Pool Strip Rate on the Stated Principal Balance of the Mortgage Loan related to the identically numbered Uncertificated REMIC I Regular Interests Z, comprising such
Uncertificated REMIC II Regular Interest's pro rata share of the amount distributed pursuant to Sections 10.04(a).

        Uncertificated REMIC II Regular Interests Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

     Underwriters: With respect to the Class CB, Class NB and Class R Certificates, other than a Percentage Interest representing 0.01% of each of the Class R Certificates, Bear, Stearns & Co. Inc. With respect to the Class M Certificates, Banc of America Securities LLC.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

                                   Article II



                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

     Section 2.02.  Acceptance  by Trustee.  (See  Section  2.02 of the Standard
          Terms)

     Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

(a) For  representations,  warranties and covenants of the Master Servicer,  see
Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv) To the best of the Company's knowledge, except with respect to eight Mortgage Loans representing approximately 0.9% of the Mortgage Loans by aggregate Stated Principal Balance, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (c) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 0.5% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, and no more than 0.9% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California; and no more than 1.6% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, and no more than 1.0% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 53.68% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 16.4% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 1.5% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program; and approximately 58.25% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 12.3% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and 0.2% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x) Except with respect to approximately 35.53% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date, and approximately 9.42% of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi) One of the Mortgage Loans, representing 0.1% of the Mortgage Loans, is a Buydown Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv) None of the Mortgage Loans is a Cooperative Loan; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) Two of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xviii) No more than 0.2% of the Group CB Loans and none of the Group NB Loans by aggregate Stated Principal Balance as of the Cut-off Date will have been made to International Borrowers, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

     Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

     Section 2.05. Execution and Authentication of Certificates/ Issuance of Certificates Evidencing Interests in REMIC I Certificates

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which together with the Uncertificated REMIC I Regular Interests, evidence ownership of REMIC I.

     Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

        The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Holders of each Class of Certificates (other than the Class R-I Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates (other than the Class R-I Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-I Certificates) to receive distributions from the proceeds of REMIC II in respect of such Classes, and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement.

Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.

        The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-I Certificates) in authorized denominations, which evidence ownership of the entire REMIC II.

Section 2.08.  Negative Covenants of the Trust Fund.

        Except as otherwise expressly permitted by this Agreement, the Trust Fund shall not:

(a) sell, transfer, exchange or otherwise dispose of any of the assets of the Trust Fund;

(b)     dissolve or liquidate in whole or in part;

(c) engage, directly or indirectly, in any business other than that arising out of the issue of the Certificates, and the actions contemplated or required to be performed under this Agreement;

(d)     incur, create or assume any indebtedness for borrowed money;

(e) voluntarily file a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding; or

(f)     merge, convert or consolidate with any other Person.

                                   Article III

                          ADMINISTRATION AND SERVICING


                                OF MORTGAGE LOANS

                     (See Article III of the Standard Terms)

                                   Article IV


                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02.  Distributions.

(a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iv) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iv) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c), (d) and (f) below), in each case to the extent of the related or specified Available Distribution Amount remaining in the case of clauses (i) through (iii), and to the extent of the Available Distribution Amount for each Loan Group remaining in the case of clauses (iv) through (xviii):

(i) (X) from the Available Distribution Amount related to the CB Loan Group, to the Class CB Certificateholders and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest on such Class of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

                      (Y) from the Available  Distribution Amount related to the
        NB Loan Group, to the Class NB Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this
        Section 4.02(a); and

                      (Z) from the Available Distribution Amount derived from the related Loan Group, on a parity with the distributions in Sections 4.02(a)(i)(X) and 4.02(a)(i)(Y), as applicable, to the Class A-V

        Certificates in proportion to the respective amounts of Accrued Certificate Interest thereon derived from each Loan Group, Accrued Certificate Interest on the Class A-V Certificates with respect to such Distribution Date and derived from the related Loan Group, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date with respect to such Loan Group except as provided in the last paragraph of this Section 4.02(a);

(ii) (X) to the Class A-P Certificates, from the Available Distribution Amount for each Loan Group in proportion to the respective amounts of the Class A-P Principal Distribution Amount derived from each Loan Group, the Class A-P Principal Distribution Amount; and

                      (Y) to the Senior Certificates (other than the Class A-P Certificates), in the priorities and amounts set forth in Section 4.02(b), (c), (d) and (f), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the related Senior Percentage for such Distribution Date times the sum of the following:

(1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan in the related Loan Group (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2) the Stated Principal Balance of any Mortgage Loan in the related Loan Group repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan in such Loan Group pursuant to Section 2.03 or 2.04 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

(3) the principal portion of all other unscheduled collections with respect to the related Loan Group (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master

     Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B) with respect to each Mortgage Loan in the related Loan Group for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the related Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the related Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
     3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

(C) the related Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full with respect to the related Loan Group received in the related Prepayment Period and Curtailments with respect to the related Loan Group received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

(D)  any  portion  of  the  Excess   Subordinate   Principal   Amount  for  such
     Distribution Date allocated to the related Loan Group; and

(E) any amounts described in subsection (ii)(Y), clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; and

                      (Z)  to  the   Holders   of  the  Class  CB  or  Class  NB
        Certificates, as applicable, amounts required to be distributed pursuant to Section 4.02(c);

(iii)if the aggregate Certificate Principal Balance of the Class CB Certificates and Class R Certificates or Class NB Certificates is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group (other than the related Discount Fraction of each Discount Mortgage Loan in the related Loan Group) and the Class M

     Certificates or Class B Certificates are still outstanding, in each case after giving effect to distributions to be made on such Distribution Date, to the Holders of such Class or Classes of Class CB and Class R or Class NB Certificates, as applicable, an amount equal to one month's interest at a rate equal to the Discount Net Mortgage Rate on the amount of the difference between the aggregate Certificate Principal Balance of such Class or Classes of Class CB Certificates and Class R Certificates or Class NB Certificates, as the case may be, and the aggregate Stated Principal Balance of its related Loan Group, from the Available Distribution Amount for the other Loan Group with respect to which the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group are not less than the aggregate Certificate Principal Balance of the related Classes of Senior Certificates, applied first to pay Accrued Certificate Interest on such Class or Classes of Class CB Certificates and Class R Certificates on a pro rata basis or Class NB Certificates on a pro rata basis to the extent not paid on such Distribution Date pursuant to Section 4.02(a)(i), and then to pay principal on such Class or Classes of Class CB Certificates and Class R Certificates or Class NB Certificates in accordance with the priorities set forth in Section 4.02(b), until the Certificate Principal Balance of such Class CB Certificates and Class R Certificates or Class NB Certificates is equal to the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group;

(iv) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

(v) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(vi) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(viii), (x), (xii),
     (xiv), (xv) and (xvi) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

(vii) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(viii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (x), (xii),
        (xiv), (xv) and (xvi) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

(ix) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(x) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xii),
        (xiv), (xv) and (xvi) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

(xi) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xii) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv), (xv) and (xvi) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

(xiii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xiv) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xv) and
        (xvi) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

(xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xvi) are insufficient therefor;

(xvi) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

(xvii) to the Senior Certificates, on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amounts for each Loan Group remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amounts for each Loan Group remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

(xviii) to the Class R-I  Certificates,  the balance,  if any, of the  Available
        Distribution Amounts for each Loan Group.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

(A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

(C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

(D)  any amounts  allocable to  principal  for any  previous  Distribution  Date
     (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

(E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

               (ii) second, concurrently with the distributions described in clause (iii) below, from the Available Distribution Amount for the CB
        Loan Group, the Class CB Principal Distribution Amount shall be distributed in the following order of priority:

                      (a) first, concurrently, to each class of Class R Certificates, on a pro rata basis (in proportion to their respective Certificate Principal Balances), until the Certificate Principal Balances thereof have been reduced to zero; and

                    (b)  second,   to  the  Class  CB  Certificates   until  the
               Certificate  Principal  Balance thereof has been reduced to zero;
               and

               (iii) concurrently with the distribution described in clause (ii)
           above,   the  Class  NB  Principal   Distribution   Amount  shall  be
           distributed in the following order of priority:

               (a) first, to the Lockout Certificates, in reduction of the Certificate Principal Balance thereof, an amount equal to the Lockout Percentage of the Lockout Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the Stated Principal Balance of the Group NB

                    Loans  (other  than  the  portion  of  the  Principal   Only
                    Certificates related to the Group NB Loans)) of the aggregate of the collections relating to the Group NB Loans described in clauses (i), (ii), (iii) and (v) of the definition of Class NB Principal Distribution Amount without any application of the Class NB Percentage or the related Senior Accelerated Distribution Percentage;

                             provided that, if the aggregate of the amounts set forth in clauses (i), (ii), (iii) and (v) of the definition of Class NB Principal Distribution Amount is more than the balance of the Available Distribution Amount for the Group NB Loans remaining after the Senior Interest Distribution Amount and the Principal Only Distribution Amount
                             have been distributed, the amount paid to the Lockout Certificates pursuant to this clause (a) shall be reduced by an amount equal to the Lockout Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Class NB Certificates) of such difference; and;

               (b) second, the balance of the Class NB Principal Distribution Amount remaining after the distributions, if any, described in clause (iii)(a) above shall be distributed as follows:

                    (1)  first,  to  the  Class  NB-1  Certificates   until  the
                    Certificate Principal Balance thereof has been reduced to zero;

                    (2) second, to the Class NB-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                    (3)  third,  to  the  Class  NB-3  Certificates   until  the
                    Certificate Principal Balance thereof has been reduced to zero; and

                    (4)   fourth,   to  the  Lockout   Certificates   until  the
                    Certificate Principal Balance thereof has been reduced to zero.

(c) Prior to the occurrence of the Credit Support Depletion Date but after the reduction of the Certificate Principal Balances of the Class CB Certificates and Class R Certificates or Class NB Certificates to zero, the remaining Class CB Certificates and Class R Certificates or Class NB Certificates, as applicable, will be entitled to receive, in addition to any Mortgagor prepayments related to such Certificates' respective Loan Group, 100% of the Mortgagor prepayments on the Mortgage Loans in the other Loan Group, whose related Classes of Senior Certificates are no longer outstanding, to be allocated on a pro rata basis in accordance with their respective aggregate Certificate Principal Balances between the remaining Class CB Certificates and Residual Certificates as a group and Class NB Certificates as a group, and among the remaining Class NB Certificates in accordance with the priorities set forth in clause (b) above, and in reduction of the Certificate Principal Balances thereof, on any Distribution Date unless (i) the weighted average of the Subordinate Percentages for both Loan Groups, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, is at least two times the weighted average of the initial Subordinate Percentages for both Loan Groups (calculated on such basis) and (ii) the outstanding principal balance of the Mortgage Loans in both Loan Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50%. In addition, on any Distribution Date prior to the Credit Support Depletion Date on which the aggregate Certificate Principal Balance of the Class CB Certificates and Class R Certificates or Class NB Certificates, as applicable, is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group in each case after giving effect to distributions to be made on such
Distribution Date, 100% of the Mortgagor prepayments allocable to the Subordinate Certificates on the Mortgage Loans in the other Loan Group will be distributed to such class or classes of Class CB Certificates and Class R Certificates or Class NB Certificates, as applicable, and in reduction of the Certificate Principal Balances thereof, until the aggregate Certificate Principal Balance of such Class or Classes of Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group. If the aggregate Certificate Principal Balance of the related Class or Classes of Senior Certificates of more than one Loan Group is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group, then the amount described in the sentence above will be allocated on a pro rata basis among such Class CB, Class R-I, and Class R-II Certificates as a group or Class NB Certificates as a group, and among the classes of any such group, as applicable, in accordance with the priorities set forth in clause (b) above.

(d) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) the remaining Class CB Principal Distribution Amount will be distributed to the Class CB Certificates and Class R Certificates on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances, (ii) the remaining Class NB Principal Distribution Amount will be distributed to the Class NB Certificates on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances, (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein, and (iv) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-P Certificates, from the Available Distribution Amount for each Loan Group in proportion to the respective amounts of the Class A-P Principal Distribution Amount derived from each Loan Group.

(e) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount for each Loan Group will be paid solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

(f) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution
(i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

(g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(h) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03. Statements to Certificateholders. (See Section 4.03 of the Standard Terms and Exhibit Three attached hereto)

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the Class CB Certificates and Class R Certificates (in the case of a Group CB Loan) or among the Class NB Certificates (in the case of a Group NB
Loan), and the Class A-V Certificates (in the case of the interest portion of a Realized Loss on a Mortgage Loan in either Loan Group) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the Class CB Percentage or Class NB Percentage (as applicable) of the remainder of the principal portion of such losses (including the principal portion of such losses on Non-Discount Mortgage Loans) will be allocated among the Class CB, Class R, and Variable Strip Certificates (in the case of a Group CB Loan) on a pro rata basis, or among the Class NB Certificates and Variable Strip Certificates (in the case of a Group NB Loan) on a pro rata basis, as described below; and the remainder of the principal portion of such Realized Losses will be allocated among the Subordinate Certificates, on a pro rata basis, as described below. The interest portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal
Balances derived from the related Loan Group prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable from the related Loan Group in respect of such Distribution Date and derived from the related Loan Group (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate
Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)


Section 4.08.  Surety Bond. (See Section 4.08 of the Standard Terms)

                                   Article V


                                THE CERTIFICATES

                      (See Article V of the Standard Terms)

                                   Article VI

                       THE COMPANY AND THE MASTER SERVICER

                     (See Article VI of the Standard Terms)

                                  Article VII

                                     DEFAULT

                     (See Article VII of the Standard Terms)

                                  Article VIII

                             CONCERNING THE TRUSTEE

                    (See Article VIII of the Standard Terms)

                                   Article IX

                                   TERMINATION

                     (See Article IX of the Standard Terms)

                                   Article X


                                REMIC PROVISIONS

Section 10.01. REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02. Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03. Designation of REMICs.

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC ("REMIC I") and will make and election to treat the pool of assets comprised of the Uncertificated REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

        The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

        The Class CB, Class NB-1, Class NB-1A, Class NB-2, Class NB-2A, Class NB-3, Class NB-4, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC II Regular Interests Z, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC II Regular
Interest or Interests Z specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests


        (a)On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

               (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

        (b)The amount described in Section 10.04(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest V, (ii) Uncertificated REMIC I Regular Interest W, (iii) Uncertificated REMIC I Regular Interest X and (iv) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to each Related Class of Certificates (other than the Class R-I Certificates), respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero; provided, however, that the aggregate amount described in Section 10.04(a)(ii) deemed distributed to Uncertificated REMIC I Regular Interest V and Uncertificated REMIC I Regular Interest W shall first be deemed distributed to Uncertificated REMIC I Regular Interest V until the Uncertificated Principal Balance of Uncertificated REMIC I Regular Interest V is reduced to zero and shall thereafter be deemed distributed to Uncertificated REMIC I Regular Interest W in reduction of the Uncertificated Principal Balance thereof.

        (c)The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 10.04(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

        (d)In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts and Uncertificated REMIC II Regular Interest Distribution Amounts:

               (i) Realized Losses allocated to the Class A-V Certificates under
        Section 4.05 shall be deemed allocated to the Uncertificated REMIC II Regular Interests pro rata according to the respective amounts of Uncertificated Accrued Interest that would have accrued on such Uncertificated REMIC Regular II Interests for the Distribution Date for which such allocation is being made in the absence of such allocation;

               (ii) Realized Losses allocated to the Class NB-1, Class NB-1A, Class NB-2 and Class NB-2A Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest V and Uncertificated REMIC I Regular Interest W pro rata according to their respective Uncertificated Principal Balances;

               (iii) Realized Losses allocated to the Class A-P Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;

               (iv) Realized Losses allocated to the Class CB, Class NB-3, Class NB-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and

               (v) Realized Losses allocated to the Uncertificated REMIC II Regular Interests under clause (i), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.

        (e)On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Holders of each Class of Certificates (other than the Class R-I Certificates) the amounts distributable thereon from the Uncertificated REMIC I Regular

Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 10.04. The amounts deemed distributed hereunder with respect to the Class A-V Certificates shall be deemed to have been distributed in respect of the Uncertificated REMIC II Regular Interests Z in accordance with their respective Uncertificated REMIC II Regular Interest Distribution Amounts, as such Uncertificated REMIC II Regular Interests comprise the Class A-V Certificates.

        (f)Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05. Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                   Article XI


                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02. Recordation of Agreement. Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03. Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04. Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

--------------------------------------------------------------------------
            Recipient                            Address
--------------------------------------------------------------------------
Company               8400 Normandale Lake Boulevard
                      Suite 250, Minneapolis, Minnesota  55437,
                      Attention: President

--------------------------------------------------------------------------
Master Servicer       2255 N. Ontario Street, Suite 400
                      Burbank, California 91504-2130,
                      Attention:  Managing Director/Master Servicing

--------------------------------------------------------------------------
Trustee               Corporate Trust Office
                      1761 East St. Andrew Place
                      Santa Ana, California 92705-4934,
                      Attention:  Residential Accredit Loans, Inc.
                        Series 2001-QS2

                      The Trustee designates its offices located at
                      Four Albany Street, New York, New York 10006,
                      for  the  purposes  of  Section  8.12  of the
                      Standard Terms
--------------------------------------------------------------------------
Standard & Poor's     55 Water Street
                      New York, New York 10041

--------------------------------------------------------------------------
Fitch, Inc.           One State Street Plaza
                      New York, New York 10004

--------------------------------------------------------------------------

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.  Required Notices to Rating Agency and Subservicer.  (See Section
     11.06 of the Standard Terms)

Section 11.07. Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08. Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09. Allocation of Voting Rights.

               96% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Interest Only Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class NB-1A Certificates, in accordance with their respective Percentage Interests; 1% of all Voting Rights shall be allocated among the Holders of the Class NB-2A Certificates, in accordance with their respective Percentage Interests; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates, in accordance with their respective Percentage Interests; 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates, in accordance with their respective Percentage Interests; and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-II Certificates, in accordance with their respective Percentage Interests.

Section 11.10. No Petition.

               The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.



                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]



                                            By:  /s/ Randy Van Zee
                                                 Name:   Randy Van Zee
                                                 Title:  Vice President


Attest: _/s/ Julie Steinhagen_________
      Name:  Julie Steinhagen
      Title: Vice President


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]



                                            By:  /s/ Julie Steinhagen
                                                 Name:  Julie Steinhagen
                                                 Title: Director


Attest:/s/ Randy Van Zee
      Name: Randy Van Zee
      Title: Director


                                            BANKERS TRUST COMPANY,
                                                 as Trustee
[Seal]



                                            By:  /s/ Stephen T. Hessler
                                                 Name: Stephen T. Hessler
                                                 Title: Vice President


Attest:/s/ Jennifer Bohannon
      Name: Jennifer Bohannon
      Title: Assistant Secretary

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 28th day of February, 2001 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                         /s/ Brian S. Bangerter
                                         Notary Public


[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 28th day of February, 2001 before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            /s/ Brian S. Bangerter
                                            Notary Public


[Notarial Seal]

STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 26th day of February, 2001 before me, a notary public in and for said State, personally appeared Stephen Hessler, known to me to be a[n] Vice President of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            /s/ Thomas J. Baldwin
                                            Notary Public


[Notarial Seal]

                                   Exhibit ONE

                             MORTGAGE LOAN SCHEDULE

1

  RUN ON     : 02/27/01           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 07.05.14           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : MULTIPLE POOLS                                 CUTOFF : 02/01/01
  POOL       : 0004486  0004487
             :
             :
  POOL STATUS:

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  --------------------------------------------------------------------------

      1976698                              .2500
       80,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1991172                              .2500
      218,008.38                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1995201                              .2500
      154,618.77                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1997704                              .2500
      168,118.68                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      1999091                              .2500
      121,231.56                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      2001073                              .2500
      351,995.76                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      3299769                              .2500
       59,450.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      3561688                              .2500
      497,698.58                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3606798                              .2500
      124,480.96                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      3666660                              .2500
      296,662.63                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      3678120                              .2500
      136,044.48                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      3716500                              .2500
      197,665.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      3764996                              .2500
       96,281.18                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3767411                              .2500
      229,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950
1



      3774224                              .2500
       35,033.66                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      3778258                              .2500
       80,704.72                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3798579                              .2500
      144,597.97                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      3802266                              .2500
      194,662.38                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      3814312                              .2500
       74,825.48                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      3823154                              .2500
       73,967.23                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
             .0000                        9.6700

      3823797                              .2500
      129,277.48                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3831365                              .2500
      379,202.84                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      3835758                              .2500
       95,891.96                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3859415                              .2500
      147,827.65                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      3863267                              .2500
      217,467.42                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      3868812                              .2500
       90,857.39                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      3875552                              .2500
      139,756.59                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      3883450                              .2500
      143,672.39                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      3883614                              .2500
      119,613.77                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      3893803                              .2500
       22,467.63                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200
1



      3901068                              .2500
      713,348.82                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      3901082                              .2500
       55,455.33                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      3902607                              .2500
      291,978.20                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      3904381                              .2500
       99,297.77                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3907959                              .2500
       55,723.32                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      3913924                              .2500
       85,451.17                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      3917411                              .2500
      292,119.12                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3919623                              .2500
      126,105.13                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      3920647                              .2500
      119,806.96                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      3921698                              .2500
      262,388.06                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      3927517                              .2500
      598,068.19                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      3928674                              .2500
      106,280.26                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3933555                              .2500
      100,131.48                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      3936889                              .2500
      139,791.77                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      3938920                              .2500
      251,573.02                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3939137                              .2500
       64,708.57                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200
1



      3947011                              .2500
      171,781.36                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      3948646                              .2500
       77,478.37                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      3956338                              .2500
       93,614.16                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      3956339                              .2500
       74,891.34                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      3956340                              .2500
       86,128.29                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      3956342                              .2500
      131,059.85                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      3961033                              .2500
      265,334.97                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      3962120                              .2500
       78,352.50                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      3967379                              .2500
      131,911.43                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      3967548                              .2500
      195,600.47                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      3967916                              .2500
      308,567.71                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      3970901                              .2500
       59,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      3971445                              .2500
      152,314.56                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      3972048                              .2500
       71,429.38                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      3978866                              .2500
       99,940.96                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      3980009                              .2500
      107,939.45                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      3981536                              .2500
       40,368.15                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      3981567                              .2500
      181,253.70                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      3982222                              .2500
       55,969.41                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      3982466                              .2500
       71,918.98                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3983436                              .2500
      125,791.95                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      3984002                              .2500
      106,343.37                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      3985866                              .2500
      104,839.65                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      3987120                              .2500
      114,870.56                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      3987785                              .2500
      224,618.78                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3987833                              .2500
      295,814.39                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      3989625                              .2500
       76,426.39                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      3989875                              .2500
      100,902.84                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      3991229                              .2500
       58,428.87                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      3993473                              .2500
      334,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4002459                              .2500
      146,109.31                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4002925                              .2500
      126,119.53                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4004061                              .2500
      137,341.19                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4004993                              .2500
       46,857.20                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      4005201                              .2500
      132,921.48                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4010652                              .2500
      299,813.53                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4011129                              .2500
       80,661.46                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4011181                              .2500
       95,880.24                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4012739                              .2500
       80,742.34                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4013539                              .2500
       80,949.65                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4013894                              .2500
      151,070.76                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4014555                              .2500
      389,549.60                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4015114                              .2500
      263,848.11                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4015609                              .2500
      128,361.60                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4016240                              .2500
      137,518.76                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4019568                              .2500
       69,881.38                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4019649                              .2500
       75,856.65                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4020170                              .2500
      216,486.45                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4020314                              .2500
      117,656.75                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4020324                              .2500
      337,295.54                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4020465                              .2500
       63,863.88                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4021436                              .2500
      315,635.07                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4021801                              .2500
       76,322.53                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4023482                              .2500
      125,100.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4023793                              .2500
      387,792.35                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4024407                              .2500
      498,743.81                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4024408                              .2500
      215,484.38                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4024427                              .2500
      174,094.01                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4024437                              .2500
      161,810.81                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4024574                              .2500
      648,398.48                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4024606                              .2500
      211,150.80                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4024616                              .2500
      162,072.05                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4024657                              .2500
      173,712.46                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4024693                              .2500
      175,590.52                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4024694                              .2500
      177,873.86                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4024747                              .2500
      140,155.89                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4024753                              .2500
      110,455.39                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4024779                              .2500
      149,165.84                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4024803                              .2500
      147,658.97                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4024811                              .2500
      305,454.11                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4024856                              .2500
      148,148.56                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4024859                              .2500
      127,112.68                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4024860                              .2500
      127,098.61                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4024863                              .2500
      160,975.32                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4024868                              .2500
      127,742.33                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4024886                              .2500
      206,209.77                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4024894                              .2500
      648,710.48                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4024898                              .2500
      175,224.92                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4024931                              .2500
      119,491.88                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4024932                              .2500
      118,144.23                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4025247                              .2500
      149,825.17                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4025355                              .2500
       30,066.12                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4028062                              .2500
       89,955.73                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4028421                              .2500
       99,141.43                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4029600                              .2500
       56,666.52                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4029924                              .2500
       63,960.22                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4031569                              .2500
       63,964.12                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4031704                              .5000
      439,407.56                           .0800
            8.0000                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200
1



      4031940                              .2500
      450,197.43                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4032807                              .2500
      119,819.54                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4034231                              .2500
      235,713.04                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4034637                              .2500
      224,480.42                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      4036212                              .2500
       40,479.55                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4036254                              .2500
      409,764.10                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4036992                              .2500
       71,819.08                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4037613                              .2500
      195,767.73                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      4038091                              .2500
       99,243.03                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4038841                              .2500
       64,920.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4039205                              .2500
      206,674.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4039639                              .2500
       95,355.72                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4039653                              .2500
      163,016.34                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4039665                              .2500
      139,829.78                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4039685                              .2500
       71,932.55                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      4039698                              .2500
      419,595.97                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950
1



      4039710                              .2500
      134,848.08                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4039715                              .2500
       55,184.79                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4040496                              .2500
      125,829.42                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4041689                              .2500
       95,935.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4041714                              .2500
      107,739.56                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4041986                              .2500
      206,131.34                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4043195                              .2500
      144,414.68                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4043544                              .2500
       43,450.20                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4044186                              .2500
      323,823.77                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4044540                              .2500
      307,798.52                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4044801                              .2500
      137,432.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4044803                              .2500
       72,333.95                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      4045316                              .2500
      133,275.23                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4045335                              .2500
      102,442.53                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4045815                              .2500
      121,380.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4046427                              .2500
      326,850.42                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      4047674                              .2500
      359,758.45                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4047679                              .2500
       93,691.73                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4049384                              .2500
       67,463.12                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4049450                              .2500
      138,563.18                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4052838                              .2500
      271,839.41                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4053113                              .2500
      143,853.99                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4053144                              .2500
      294,892.74                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4055280                              .2500
      347,778.09                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4056162                              .2500
      121,522.45                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4056890                              .2500
      107,939.45                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4058376                              .2500
       99,183.57                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4060315                              .2500
      139,343.02                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4060850                              .2500
      137,912.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4061163                              .2500
      104,802.83                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4061407                              .2500
      143,910.50                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4061615                              .2500
      139,343.02                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4062951                              .2500
      112,192.99                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4063151                              .2500
      367,777.06                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4063271                              .2500
       60,764.10                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4063338                              .2500
      311,795.90                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4063399                              .2500
      179,692.23                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4063884                              .2500
      147,910.34                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4064042                              .2500
      103,926.60                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4064107                              .2500
       58,769.51                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      4065084                              .2500
      331,788.29                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4066472                              .2500
      134,920.29                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4067274                              .2500
      109,931.63                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4067704                              .2500
       58,471.97                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4067945                              .2500
       77,941.42                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4067986                              .2500
      157,273.37                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4069229                              .2500
      247,700.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4069382                              .2500
       39,878.21                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      4070171                              .2500
      111,809.86                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4070393                              .2500
       67,934.60                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4070456                              .2500
      389,775.62                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4071031                              .2500
      231,855.80                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4071301                              .2500
       90,750.40                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4071310                              .2500
      583,646.22                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4072058                              .2500
      459,069.21                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4072282                              .2500
      148,407.70                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4072297                              .2500
      223,864.30                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4072379                              .2500
      224,863.69                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4072436                              .2500
      182,295.05                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4072644                              .2500
      378,082.35                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4072803                              .2500
       78,948.83                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4073012                              .2500
      116,129.60                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4073114                              .2500
      101,441.59                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4073220                              .2500
      320,446.41                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950
1



      4073224                              .2500
      142,526.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4074116                              .2500
      273,861.64                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4074177                              .2500
      294,816.64                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4074317                              .2500
       42,619.31                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4074438                              .2500
      135,731.42                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4074543                              .2500
      296,163.99                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4074549                              .2500
      441,304.52                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4074553                              .2500
      370,371.39                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4074557                              .2500
      307,713.10                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4074618                              .2500
      325,530.78                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4074648                              .2500
      358,979.96                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4075472                              .2500
       82,343.29                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4075758                              .2500
      494,667.86                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4075825                              .2500
      358,782.52                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4076196                              .2500
      106,748.83                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4076428                              .2500
      149,904.35                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4077281                              .2500
      139,695.22                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4077296                              .2500
      107,858.22                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4077845                              .2500
      410,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4079906                              .2500
       79,912.27                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4080012                              .2500
      737,358.92                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4081562                              .2500
       39,729.93                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4081756                              .2500
       80,954.59                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4082090                              .2500
       71,082.45                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      4082272                              .2500
       69,681.11                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4082280                              .2500
       78,772.13                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4082282                              .2500
       89,511.49                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4082285                              .2500
      303,610.97                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4082322                              .2500
      215,543.55                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4082326                              .2500
      103,089.74                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4082327                              .2500
      103,089.74                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4085291                              .2500
      494,382.51                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4085378                              .2500
      157,178.56                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      4085451                              .2500
      207,883.39                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4085493                              .2500
       50,095.01                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4086631                              .2500
      143,910.50                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4086638                              .2500
      183,244.51                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4086655                              .2500
       70,960.19                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4086667                              .2500
      131,124.52                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4089321                              .2500
      129,917.10                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4089455                              .2500
      359,653.70                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4089933                              .2500
      132,682.96                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4090470                              .2500
       76,803.44                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4090473                              .2500
      125,915.46                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4091221                              .2500
      119,932.73                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4091447                              .2500
       44,977.86                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4092116                              .2500
       48,880.91                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4094158                              .2500
       63,967.68                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      4094160                              .2500
       67,958.81                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4094311                              .2500
      374,495.08                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4094925                              .2500
      152,411.89                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4094960                              .2500
       66,283.65                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4094969                              .2500
      156,520.28                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4094999                              .2500
      153,563.06                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4095020                              .2500
      274,048.84                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4095034                              .2500
       71,905.48                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      4095058                              .2500
       66,264.10                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4095061                              .2500
      307,605.85                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4095126                              .2500
       71,907.77                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4095161                              .2500
      101,879.12                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4095197                              .2500
      163,800.59                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4095214                              .2500
      153,413.24                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4095258                              .2500
      158,811.57                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4095267                              .2500
      138,605.59                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      4096964                              .2500
      107,939.45                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4096979                              .2500
      146,716.74                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4097101                              .2500
      155,912.54                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4097264                              .2500
      121,626.56                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4097331                              .2500
      139,829.78                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4097525                              .2500
       68,281.05                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4097575                              .2500
      209,751.14                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4098408                              .2500
      252,526.09                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450
1



      4098733                              .2500
      177,910.12                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4099786                              .2500
      129,912.78                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4099886                              .2500
       76,097.52                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4099929                              .2500
      249,840.58                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4099935                              .2500
      156,285.48                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4100178                              .2500
      154,721.83                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4101189                              .2500
      120,928.56                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4101383                              .2500
       46,473.24                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4101715                              .2500
      122,323.92                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4102686                              .2500
      363,767.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4102764                              .2500
      154,721.83                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4104006                              .2500
      242,874.02                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4104007                              .2500
      104,927.74                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4104438                              .2500
      675,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4104524                              .2500
       43,373.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4105426                              .2500
       69,962.75                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      4105488                              .2500
       49,573.61                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4105638                              .2500
       52,771.90                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4105867                              .2500
       45,974.21                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4105984                              .2500
      124,135.60                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4106439                              .2500
       82,942.88                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4106781                              .2500
       93,537.20                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4106987                              .2500
       86,401.53                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4107014                              .2500
      279,258.62                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4107077                              .2500
       51,973.04                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4107371                              .2500
       77,163.06                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4107496                              .2500
      299,827.40                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4108312                              .2500
      191,897.82                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4108452                              .2500
       76,353.72                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4109302                              .2500
      399,763.84                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4109536                              .2500
      397,219.45                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4110337                              .2500
       86,850.01                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4110341                              .2500
      173,392.16                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4110580                              .2500
       83,150.87                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4111218                              .2500
      171,895.79                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4111401                              .2500
      359,764.51                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4112025                              .2500
      120,682.31                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4112329                              .2500
       57,561.35                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4113568                              .2500
      135,571.19                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4113576                              .2500
       56,820.25                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      4113577                              .2500
       86,155.42                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4113589                              .2500
       93,498.52                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4113670                              .2500
      227,258.65                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4114090                              .2500
      480,685.36                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4114608                              .2500
      146,711.07                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4114646                              .2500
       68,366.36                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4114651                              .2500
      132,723.59                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4114658                              .2500
       69,961.76                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      4114776                              .2500
      116,943.95                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4115499                              .2500
      483,675.25                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4115800                              .2500
      192,693.05                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4116173                              .2500
      107,035.11                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4116588                              .2500
      343,200.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4116705                              .2500
      102,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4116927                              .2500
       87,943.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4117975                              .2500
      129,755.89                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4119260                              .2500
      130,716.59                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4119413                              .2500
       66,568.10                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4119454                              .2500
       67,156.04                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4120376                              .2500
      145,500.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
             .0000                        7.2950

      4120437                              .2500
      345,761.89                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4120564                              .2500
      166,388.28                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4120827                              .2500
       81,250.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4120925                              .2500
      116,884.44                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      4121429                              .2500
      103,428.77                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4121456                              .2500
      159,900.55                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4122321                              .2500
      526,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4122553                              .2500
      374,941.79                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4122588                              .2500
      119,930.96                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4122646                              .2500
      307,585.29                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4122764                              .2500
      399,751.38                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4122829                              .2500
       32,981.50                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4122965                              .2500
      235,713.04                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4122976                              .2500
       55,743.42                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4123130                              .2500
      298,827.98                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4123199                              .2500
      279,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4123744                              .2500
       43,974.68                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4123925                              .2500
      146,896.24                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4124088                              .2500
       60,269.55                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4124172                              .2500
      306,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      4124294                              .2500
      149,906.77                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4124421                              .2500
      348,523.91                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4124434                              .2500
       80,059.55                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4125174                              .2500
      228,161.69                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4125202                              .2500
      535,112.59                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4125246                              .2500
      122,917.24                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4125423                              .2500
      253,357.88                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4125619                              .2500
       67,416.82                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      4126289                              .2500
       54,671.64                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4127277                              .2500
       38,361.05                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4127354                              .2500
      267,300.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4128208                              .2500
      112,388.90                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4128891                              .2500
      191,074.93                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4128926                              .2500
      299,793.54                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4131034                              .2500
       97,440.93                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4131037                              .2500
      153,901.80                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4131120                              .2500
       84,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4131517                              .2500
       60,269.55                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4131752                              .2500
       62,361.21                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4131815                              .2500
      373,795.71                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4131936                              .2500
       47,652.89                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4132004                              .2500
       99,942.47                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4132204                              .2500
      154,890.60                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4132615                              .2500
      151,912.55                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4132797                              .2500
       94,645.51                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4133055                              .2500
      109,633.54                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4133060                              .2500
      128,686.96                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4133161                              .2500
       77,537.59                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4133436                              .2500
      139,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4133633                              .2500
      112,500.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4133832                              .2500
      111,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4134172                              .2500
      171,513.35                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      4134793                              .2500
      136,412.96                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4134799                              .2500
      186,883.76                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4134806                              .2500
      137,916.40                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4134807                              .2500
       97,942.15                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4134810                              .2500
      220,872.85                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4134825                              .2500
      318,561.82                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4134826                              .2500
      108,690.60                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4134831                              .2500
      195,887.24                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4134832                              .2500
       55,093.28                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4134834                              .2500
       83,646.63                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4134839                              .2500
       65,558.17                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4134846                              .2500
       84,945.80                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4134853                              .2500
      119,932.73                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4134856                              .2500
      199,875.69                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4134862                              .2500
       99,942.47                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4134865                              .2500
       71,962.67                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      4134871                              .2500
      108,737.40                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4135036                              .2500
      135,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4135129                              .2500
      359,813.36                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4135349                              .2500
      252,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4135643                              .2500
       69,957.59                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4135656                              .2500
       66,362.77                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4135779                              .2500
      174,150.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4136269                              .2500
      135,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      4136376                              .2500
      110,425.86                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4136417                              .2500
      223,864.30                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4136538                              .2500
       71,954.09                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4136658                              .2500
       93,541.82                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4136955                              .2500
      137,518.76                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4137887                              .2500
      152,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4138144                              .2500
       79,158.94                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4138270                              .2500
      392,043.38                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      4138277                              .2500
      223,867.75                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4138280                              .2500
       94,750.85                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4138285                              .2500
       73,464.79                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4138286                              .2500
       59,367.55                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4138289                              .2500
       89,542.87                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4138307                              .2500
      568,646.34                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4138308                              .2500
      136,558.31                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4138334                              .2500
      349,782.46                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4138336                              .2500
       77,908.50                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4138348                              .2500
       91,430.93                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4138465                              .2500
      132,901.05                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4138556                              .2500
      114,877.13                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4138678                              .2500
      121,600.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4138785                              .2500
       99,865.35                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4139038                              .2500
      199,875.69                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4139041                              .2500
      100,746.36                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      4139090                              .2500
       49,975.40                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4139518                              .2500
      288,824.92                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4139718                              .2500
      101,638.38                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4139996                              .2500
      179,904.21                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4141409                              .2500
      275,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4141577                              .2500
       94,400.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4142013                              .2500
       44,977.87                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4142023                              .2500
      116,778.32                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      4142028                              .2500
       71,514.81                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4142032                              .2500
       98,050.46                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4142044                              .2500
      126,735.97                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4142046                              .2500
       83,655.46                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4142062                              .2500
      101,979.77                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4142065                              .2500
       74,659.20                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4142070                              .2500
       99,191.40                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4142072                              .2500
       84,109.68                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950
1



      4142079                              .2500
      152,019.05                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4142080                              .2500
      208,879.76                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4142098                              .2500
      231,876.54                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4142107                              .2500
      119,632.89                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4142242                              .2500
      386,880.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4142506                              .2500
      181,200.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4142935                              .2500
       50,400.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4142953                              .2500
      117,528.75                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4143018                              .2500
       71,957.49                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4143220                              .2500
      256,118.51                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4143451                              .2500
       94,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4143755                              .2500
       52,971.05                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4144090                              .2500
      315,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4145122                              .2500
       85,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4146653                              .2500
      224,886.37                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4146658                              .2500
       67,961.88                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4146659                              .2500
      104,436.70                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4146660                              .2500
       69,959.73                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4146672                              .2500
       94,932.95                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4146673                              .2500
      193,379.73                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4146674                              .2500
       80,953.40                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4146687                              .2500
       61,964.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4146691                              .2500
       57,965.76                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4147037                              .2500
      163,892.72                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      4147581                              .2500
      306,209.56                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4147858                              .2500
      115,364.11                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4147880                              .2500
      103,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4148126                              .2500
      260,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4148142                              .2500
      265,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4148597                              .2500
      462,750.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4149094                              .2500
      286,200.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4149216                              .2500
       90,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4149462                              .2500
      512,500.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4150243                              .2500
      254,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4150535                              .2500
      103,499.07                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4150537                              .2500
      189,875.72                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4150550                              .2500
      399,295.35                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4150551                              .2500
       94,102.46                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4150552                              .2500
      159,300.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4150562                              .2500
      592,159.11                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4150565                              .2500
       55,069.11                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4150569                              .2500
      513,750.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4150570                              .2500
      151,200.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4150571                              .2500
      106,233.93                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4150578                              .2500
      547,658.40                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4152471                              .2500
      294,612.75                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4152484                              .2500
      256,541.53                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4152486                              .2500
      324,201.96                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4152490                              .2500
      332,027.99                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4152492                              .2500
      291,185.23                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4152494                              .2500
      649,249.34                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4152499                              .2500
      299,354.08                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4152519                              .2500
      339,377.67                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4152520                              .2500
      599,251.52                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4152527                              .2500
      362,387.66                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4152529                              .2500
      294,842.42                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      4152530                              .2500
      536,379.82                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4152531                              .2500
      429,187.47                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4152533                              .2500
      278,940.43                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4152536                              .2500
      346,580.60                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4152539                              .2500
      293,488.84                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4152543                              .2500
      333,254.40                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4152544                              .2500
      299,651.73                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4152549                              .2500
      570,304.24                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4152553                              .2500
      358,625.37                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4152557                              .2500
      396,772.42                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4152567                              .2500
      297,795.30                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4152568                              .2500
      339,464.20                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4152570                              .2500
      381,834.97                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4152571                              .2500
      434,729.62                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4152575                              .2500
      420,403.80                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4152831                              .2500
       99,600.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4153696                              .2500
      112,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4154352                              .2500
       40,477.29                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4154563                              .2500
      310,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4155054                              .2500
       80,500.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4155127                              .2500
      562,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4155660                              .2500
      128,178.11                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4155662                              .2500
      211,864.81                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4155671                              .2500
       74,956.85                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4155673                              .2500
      373,816.04                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4155677                              .2500
      193,600.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4155678                              .2500
      142,020.34                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4155681                              .2500
      116,937.74                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4155689                              .2500
      111,937.21                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4155698                              .2500
       59,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4155700                              .2500
      132,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4155705                              .2500
       90,852.88                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      4155706                              .2500
      130,416.79                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4155708                              .2500
      114,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4155711                              .2500
       80,900.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4155865                              .2500
      183,388.83                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4155875                              .2500
       84,188.05                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4155884                              .2500
       75,856.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4156071                              .2500
      130,909.85                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4156102                              .2500
       54,603.16                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      4156191                              .2500
       74,954.56                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4156335                              .2500
      140,400.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4157015                              .2500
       83,700.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4157526                              .2500
       87,948.05                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4157630                              .2500
      443,731.02                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4157700                              .2500
      120,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4158742                              .2500
       76,399.99                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4159301                              .2500
      131,782.77                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4159388                              .2500
      441,710.87                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4159455                              .2500
      214,248.68                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4160025                              .2500
      103,453.99                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4160539                              .2500
      259,613.28                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4160540                              .2500
       36,933.22                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      4160542                              .2500
       61,167.44                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4160549                              .2500
      155,614.95                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4160556                              .2500
      131,531.78                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      4160559                              .2500
      128,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4160564                              .2500
       96,345.96                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4160571                              .2500
      215,875.73                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4160576                              .2500
      118,250.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4160577                              .2500
       73,762.73                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4162604                              .2500
      117,833.90                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4162631                              .2500
      225,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4162700                              .2500
      467,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200
1



      4162711                              .2500
      101,250.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4162729                              .2500
      385,378.15                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4163030                              .2500
      349,776.81                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4163235                              .2500
      387,814.12                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4163250                              .2500
      147,900.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4163393                              .2500
       79,544.23                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      4163643                              .2500
      190,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4163957                              .2500
      632,800.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
             .0000                        7.0450
1



      4164691                              .2500
      147,250.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4164809                              .2500
      196,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4165746                              .2500
       79,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4165749                              .2500
       72,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4165752                              .2500
       45,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4165753                              .2500
      204,088.46                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4165755                              .2500
      125,100.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4165756                              .2500
      195,300.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4165759                              .2500
       25,650.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4165765                              .2500
       49,818.42                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4165775                              .2500
      108,450.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4165776                              .2500
      206,250.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4165783                              .2500
      142,800.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4165985                              .2500
      333,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4167043                              .2500
      100,674.26                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4167120                              .2500
      106,540.24                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4167786                              .2500
      381,785.85                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4167860                              .2500
      237,602.18                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4167982                              .2500
      184,896.29                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4168232                              .2500
       17,589.87                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4168844                              .2500
      316,800.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4168911                              .2500
      103,443.47                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4169013                              .2500
      151,912.55                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4169182                              .2500
      322,304.62                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4169224                              .2500
      111,200.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4169226                              .2500
      200,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4169227                              .2500
       72,050.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4169462                              .2500
      110,882.79                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4170655                              .2500
      124,560.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4171263                              .2500
       84,550.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4171264                              .2500
       87,900.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4171265                              .2500
      145,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4171273                              .2500
       66,400.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4171277                              .2500
      137,700.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4171278                              .2500
      119,927.30                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4171279                              .2500
       91,500.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4171282                              .2500
      162,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4171285                              .2500
       49,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4171289                              .2500
      211,150.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4171290                              .2500
       34,800.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4171291                              .2500
      301,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4171551                              .2500
      335,816.47                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4171586                              .2500
       82,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4171792                              .2500
      138,700.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4171811                              .2500
      299,673.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4172074                              .2500
       99,932.91                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4173112                              .2500
      170,879.31                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4173185                              .2500
      209,872.78                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4173283                              .2500
      198,900.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4173621                              .2500
      319,600.82                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4174982                              .2500
      242,877.29                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4176006                              .2500
      111,200.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4176501                              .2500
      103,938.60                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4176505                              .2500
      116,700.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4176521                              .2500
       82,800.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4176526                              .2500
      260,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4176532                              .2500
      179,500.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4176536                              .2500
      157,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4176549                              .2500
      122,869.23                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4176940                              .2500
      252,436.99                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4177015                              .2500
      473,712.85                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4178511                              .2500
      238,500.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4179120                              .2500
       71,965.50                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4179554                              .2500
      353,696.77                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4181653                              .2500
      194,881.87                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4181702                              .2500
       71,965.50                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4181917                              .2500
      113,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4181924                              .2500
       52,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4181926                              .2500
       82,800.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4181928                              .2500
      208,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4181934                              .2500
       63,600.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4181937                              .2500
      260,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4181940                              .2500
      151,650.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4181942                              .2500
      105,550.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4182434                              .2500
       59,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4184999                              .2500
       97,600.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4185183                              .2500
      128,700.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4185678                              .2500
      306,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4187434                              .2500
      459,699.09                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4187435                              .2500
      148,609.92                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4187845                              .2500
      174,250.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4188704                              .2500
      210,192.59                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4189143                              .2500
      481,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4190049                              .2500
       30,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4190050                              .2500
       53,300.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4190619                              .2500
       58,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4190621                              .2500
      112,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4190623                              .2500
      282,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4190626                              .2500
       55,250.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4190635                              .2500
       74,450.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4190646                              .2500
      112,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4190647                              .2500
       39,150.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4190656                              .2500
      100,800.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4190657                              .2500
      166,250.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4190663                              .2500
       87,200.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4190665                              .2500
      172,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
             .0000                        7.2950
1



      4190669                              .2500
      102,150.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4190804                              .2500
      224,886.37                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4190976                              .2500
       67,462.16                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4190987                              .2500
      368,793.13                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4191249                              .2500
      250,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4191357                              .2500
      184,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4192138                              .2500
      138,972.05                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4192139                              .2500
      360,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4192296                              .2500
      278,400.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4192396                              .2500
      450,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4192626                              .2500
      200,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4193600                              .2500
      139,917.34                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4193710                              .2500
      386,765.55                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4194028                              .2500
      131,665.99                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4195042                              .2500
      154,350.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4195044                              .2500
      698,500.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4195045                              .2500
      110,600.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4195049                              .2500
       41,400.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4195050                              .2500
      500,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4195059                              .2500
       99,750.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4195061                              .2500
       80,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4195073                              .2500
      199,200.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4195075                              .2500
      156,750.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4195085                              .2500
       50,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      4195087                              .2500
      399,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4195088                              .2500
       63,200.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4195091                              .2500
       74,250.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4195092                              .2500
      111,950.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4195837                              .2500
      118,736.78                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4196232                              .2500
      271,901.55                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4197593                              .2500
      367,765.33                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4198239                              .2500
      292,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4198631                              .2500
       76,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4198682                              .2500
      179,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4200006                              .2500
       90,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4200007                              .2500
      193,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4200013                              .2500
       84,600.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4200018                              .2500
      166,500.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4200021                              .2500
      334,802.21                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4200023                              .2500
      224,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4200026                              .2500
       65,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4200028                              .2500
       73,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4200035                              .2500
       80,150.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4200037                              .2500
      135,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4200038                              .2500
      240,250.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4200382                              .2500
      120,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4200840                              .2500
      404,748.27                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4201252                              .2500
      157,157.15                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      4202472                              .2500
      122,338.18                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4202779                              .2500
      116,100.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204124                              .2500
      245,614.30                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204125                              .2500
      253,299.48                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204130                              .2500
       80,832.73                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204131                              .2500
      139,099.92                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204148                              .2500
      122,065.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204154                              .2500
      251,413.67                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4204159                              .2500
      177,200.60                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204163                              .2500
      139,415.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204167                              .2500
      171,551.64                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204170                              .2500
      132,209.51                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204173                              .2500
      125,842.83                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204176                              .2500
      171,285.90                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204179                              .2500
      111,753.93                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4204181                              .2500
      121,738.20                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4204184                              .2500
       75,305.52                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204191                              .2500
      543,088.85                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204192                              .2500
      479,686.01                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204195                              .2500
      339,564.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204196                              .2500
      143,817.21                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204200                              .2500
      204,330.18                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204201                              .2500
      151,824.47                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204204                              .2500
       49,843.84                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4204206                              .2500
       94,382.11                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204208                              .2500
       74,869.59                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204210                              .2500
      139,286.87                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204213                              .2500
      180,491.31                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204218                              .2500
      161,909.18                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204225                              .2500
      125,159.36                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204227                              .2500
      338,776.85                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204231                              .2500
       33,558.09                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4204233                              .2500
      190,690.23                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204236                              .2500
      228,857.66                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204237                              .2500
      139,347.03                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204238                              .2500
      139,347.03                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204241                              .2500
      139,347.03                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204242                              .2500
      139,347.03                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204245                              .2500
      308,244.33                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204246                              .2500
      239,861.92                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4204247                              .2500
      135,675.85                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204249                              .2500
      369,572.70                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204251                              .2500
      352,071.39                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204252                              .2500
       82,453.75                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204254                              .2500
      239,062.38                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204256                              .2500
       78,256.10                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204257                              .2500
      186,880.76                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204259                              .2500
      267,416.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4204261                              .2500
       86,133.87                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204263                              .2500
      113,886.12                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204265                              .2500
      170,896.41                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204266                              .2500
      479,245.89                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204276                              .2500
       93,486.20                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204278                              .2500
       79,907.61                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204279                              .2500
      165,652.14                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204281                              .2500
      132,321.59                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      4204283                              .2500
      155,708.01                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204285                              .2500
      283,341.07                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204286                              .2500
      125,458.66                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204288                              .2500
      155,907.90                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204289                              .2500
       49,942.25                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204291                              .2500
      134,840.01                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204292                              .2500
       94,451.01                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4204293                              .2500
      228,614.95                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      4204294                              .2500
      228,614.95                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204296                              .2500
      228,614.95                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204297                              .2500
      228,614.95                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204298                              .2500
      146,616.86                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204300                              .2500
      268,764.31                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204301                              .2500
      318,312.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204303                              .2500
       87,948.05                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204306                              .2500
      199,744.04                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4204308                              .2500
      499,326.79                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204310                              .2500
      125,925.61                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204312                              .2500
      125,925.61                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204314                              .2500
       99,079.39                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204315                              .2500
      113,368.93                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204317                              .2500
      399,501.02                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204320                              .2500
       98,943.05                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204324                              .2500
      206,883.96                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4204325                              .2500
      636,684.17                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204328                              .2500
      108,558.75                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4204331                              .2500
      310,871.56                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204335                              .2500
      151,807.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204336                              .2500
      152,909.67                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204337                              .2500
      157,407.01                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204340                              .2500
      206,948.07                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204344                              .2500
       74,956.85                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4204346                              .2500
       69,219.97                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204347                              .2500
      165,638.79                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204348                              .2500
       51,735.98                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204350                              .2500
      130,416.40                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204352                              .2500
      109,929.86                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204354                              .2500
      118,333.63                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204355                              .2500
      239,123.53                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204357                              .2500
      252,192.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4204358                              .2500
       88,793.34                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204361                              .2500
      142,272.06                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204362                              .2500
       91,874.54                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4204363                              .2500
      237,470.22                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204364                              .2500
       97,695.52                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4204365                              .2500
      538,047.82                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204366                              .2500
      105,240.97                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204371                              .2500
       83,717.26                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4204372                              .2500
      227,736.68                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204373                              .2500
      172,983.93                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204374                              .2500
      103,773.67                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204377                              .2500
      118,929.74                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204379                              .2500
       61,162.92                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204380                              .2500
       82,344.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204385                              .2500
       94,942.45                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204386                              .2500
       67,156.04                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      4204388                              .2500
      347,754.39                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4204389                              .2500
      119,929.15                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204390                              .2500
      155,824.43                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204391                              .2500
      380,225.38                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204394                              .2500
      128,919.82                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204395                              .2500
      210,278.95                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204397                              .2500
      175,281.06                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204400                              .2500
      560,233.49                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4204401                              .2500
      111,932.15                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204403                              .2500
      199,884.93                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204404                              .2500
      377,563.45                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204406                              .2500
      103,440.46                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204408                              .2500
      499,689.22                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204409                              .2500
      207,890.77                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204410                              .2500
      166,404.20                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204411                              .2500
       69,950.59                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200
1



      4204413                              .2500
       61,132.89                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204414                              .2500
       85,339.80                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204416                              .2500
      144,205.61                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204417                              .2500
       89,890.57                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204420                              .2500
      122,254.96                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204421                              .2500
      157,404.58                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204422                              .2500
      160,902.47                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204424                              .2500
      132,677.49                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      4204426                              .2500
      103,982.97                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204427                              .2500
      118,256.05                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204431                              .2500
      103,443.47                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204432                              .2500
      170,893.72                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204433                              .2500
      319,790.68                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204434                              .2500
      237,366.85                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204435                              .2500
      319,795.95                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204438                              .2500
      719,516.90                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      4204442                              .2500
      387,758.84                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204443                              .2500
      125,865.39                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4204444                              .2500
      189,479.10                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204445                              .2500
      148,057.91                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204446                              .2500
      139,419.74                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204447                              .2500
       55,965.19                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204448                              .2500
       52,967.06                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204449                              .2500
       36,328.54                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      4204450                              .2500
      123,490.45                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204452                              .2500
      147,837.07                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204453                              .2500
      279,825.97                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204454                              .2500
      139,917.34                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204456                              .2500
       59,963.65                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204458                              .2500
      499,681.17                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204461                              .2500
      108,680.69                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204462                              .2500
      519,684.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4204463                              .2500
      189,881.90                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204464                              .2500
       99,942.47                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204465                              .2500
       54,366.19                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204466                              .2500
      484,163.59                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204467                              .2500
      113,436.37                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204469                              .2500
       75,956.28                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204473                              .2500
      349,787.97                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204474                              .2500
      178,097.48                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4204475                              .2500
       97,943.61                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204480                              .2500
      134,924.32                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204484                              .2500
       64,912.63                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204489                              .2500
      215,872.47                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204491                              .2500
      147,156.10                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204492                              .2500
      557,570.62                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204493                              .2500
      178,638.90                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204495                              .2500
       50,650.08                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      4204499                              .2500
      139,921.52                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204500                              .2500
      136,671.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204501                              .2500
      136,671.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204503                              .2500
      223,964.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204507                              .2500
      101,934.96                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204508                              .2500
      101,233.74                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204509                              .2500
       89,942.61                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204510                              .2500
      390,956.85                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4204511                              .2500
      112,934.99                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204512                              .2500
       69,160.18                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204513                              .2500
      212,727.54                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204517                              .2500
      204,672.70                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204520                              .2500
       99,714.20                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204521                              .2500
      190,871.84                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204522                              .2500
      127,792.62                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204523                              .2500
       47,271.34                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4204524                              .2500
      471,691.24                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204525                              .2500
      407,040.10                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204526                              .2500
      469,276.82                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4204528                              .2500
      160,974.32                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
             .0000                        6.9200

      4204529                              .2500
      130,420.94                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204531                              .2500
       99,943.94                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204532                              .2500
      163,703.29                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204533                              .2500
      326,701.96                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4204534                              .2500
      951,951.99                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204535                              .2500
      109,533.60                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204538                              .2500
      244,351.88                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204540                              .2500
       61,464.62                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204546                              .2500
      507,707.73                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204548                              .2500
      250,056.06                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204551                              .2500
      198,273.49                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204553                              .2500
      279,830.37                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4204555                              .2500
      451,680.99                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4204557                              .2500
      359,770.44                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204558                              .2500
       82,344.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204561                              .2500
      329,778.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204564                              .2500
      379,238.83                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4204566                              .2500
      130,878.48                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204568                              .2500
      159,658.09                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204569                              .2500
      159,658.09                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4204572                              .2500
      449,734.33                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204573                              .2500
      175,893.38                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204576                              .2500
      111,937.21                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204577                              .2500
      174,977.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204579                              .2500
      121,426.39                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204580                              .2500
      143,912.76                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204581                              .2500
      201,883.79                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204583                              .2500
      143,912.76                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4204584                              .2500
      123,932.27                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204585                              .2500
      249,852.41                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204587                              .2500
      121,920.19                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204588                              .2500
      179,888.12                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204590                              .2500
       82,303.84                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204591                              .2500
      307,808.56                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204595                              .2500
       80,504.84                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204596                              .2500
      228,850.20                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      4204597                              .2500
      356,010.96                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204599                              .2500
       67,459.10                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204601                              .2500
       95,142.32                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204603                              .2500
      188,232.93                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204604                              .2500
       38,975.14                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204605                              .2500
      197,873.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204607                              .2500
      119,823.54                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204608                              .2500
       89,939.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      4204610                              .2500
      144,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204611                              .2500
      185,387.63                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204613                              .2500
       96,233.73                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4204614                              .2500
      639,292.09                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204615                              .2500
      191,886.64                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204616                              .2500
      119,117.97                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4204618                              .2500
      377,776.83                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204620                              .2500
      256,340.57                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4204621                              .2500
      179,082.78                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204622                              .2500
       51,171.30                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204626                              .2500
      379,745.02                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204629                              .2500
      663,565.65                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204634                              .2500
      102,539.43                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204635                              .2500
      399,738.34                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4205793                              .2500
       78,602.35                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4206030                              .2500
      200,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4206035                              .2500
       61,600.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4206045                              .2500
      135,450.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4206046                              .2500
      451,550.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4206048                              .2500
      420,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4206049                              .2500
       80,750.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4206052                              .2500
       71,200.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4206053                              .2500
      102,600.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4206060                              .2500
      274,950.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4206061                              .2500
      135,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4206066                              .2500
      358,700.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4206068                              .2500
      149,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4206074                              .2500
      134,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4206077                              .2500
      208,250.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4207043                              .2500
      179,911.46                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4209166                              .2500
      360,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4209471                              .2500
      106,128.74                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      4210340                              .2500
      312,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4211547                              .2500
       64,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4211552                              .2500
      155,700.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4211554                              .2500
       73,700.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4211555                              .2500
      227,881.80                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4211572                              .2500
      323,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4211573                              .2500
       92,700.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4211574                              .2500
       94,850.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4211581                              .2500
       36,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4211582                              .2500
       34,650.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4211927                              .2500
      366,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4212542                              .2500
       55,800.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4212620                              .2500
       49,220.91                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4215055                              .2500
      220,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4215298                              .2500
      264,851.44                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4215516                              .2500
      121,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4217128                              .2500
      160,800.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4217131                              .2500
      131,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4217132                              .2500
      193,700.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4217134                              .2500
      118,750.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4217138                              .2500
      130,500.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4217155                              .2500
       76,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4217158                              .2500
       80,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4217282                              .2500
       95,351.82                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      4217763                              .2500
      460,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4220925                              .2500
      116,940.91                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4221003                              .2500
      116,940.91                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4222567                              .2500
      144,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4222573                              .2500
      331,350.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4222577                              .2500
      297,975.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4222583                              .2500
       85,400.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4222584                              .2500
      180,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      4222592                              .2500
      439,600.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4222601                              .2500
      120,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4222606                              .2500
       80,500.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4222609                              .2500
      171,200.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4222706                              .2500
      400,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4224538                              .2500
      112,668.60                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4224876                              .2500
      248,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4224901                              .2500
      144,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4227371                              .2500
      114,400.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4227372                              .2500
       76,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4227376                              .2500
      190,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4227377                              .2500
      163,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4227386                              .2500
      120,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4227389                              .2500
      142,200.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4227399                              .2500
      151,550.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4227400                              .2500
      160,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450
1



      4227401                              .2500
      280,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4227402                              .2500
      214,200.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4227403                              .2500
      204,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4227406                              .2500
      169,650.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4227409                              .2500
      143,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4228911                              .2500
      195,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4229850                              .2500
      150,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4230457                              .2500
      119,600.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      4232058                              .2500
      100,800.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4232064                              .2500
       33,600.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4232069                              .2500
       82,600.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4232074                              .2500
      188,950.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4232076                              .2500
       82,500.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
             .0000                        7.2950

      4232079                              .2500
       52,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4233438                              .2500
      125,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4235067                              .2500
      375,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      4235172                              .2500
      549,300.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4237098                              .2500
      131,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4237105                              .2500
       44,100.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4237108                              .2500
      151,550.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4237109                              .2500
      151,550.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4237111                              .2500
      176,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4237127                              .2500
      350,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4237130                              .2500
      193,800.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4237138                              .2500
       20,350.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4237141                              .2500
      218,250.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4237142                              .2500
      159,950.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4237144                              .2500
      146,800.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
             .0000                        7.1700

      4237151                              .2500
       61,200.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4237155                              .2500
      152,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4237906                              .2500
       26,253.08                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4238014                              .2500
      241,526.16                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4238059                              .2500
      142,916.88                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4238111                              .2500
      364,520.85                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4238159                              .2500
       99,865.35                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4238236                              .2500
       87,106.63                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4238239                              .2500
      591,721.51                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4238290                              .2500
       87,889.04                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4238291                              .2500
      499,084.84                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4238517                              .2500
      329,455.81                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      4239238                              .2500
      436,179.43                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4239244                              .2500
      335,260.32                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4239248                              .2500
      326,003.14                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4239303                              .2500
      364,367.69                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4239331                              .2500
      423,736.46                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4239342                              .2500
      135,777.54                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4239345                              .2500
      288,389.79                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4239819                              .2500
       83,265.84                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      4239849                              .2500
      427,452.26                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4239902                              .2500
      305,637.38                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4239905                              .2500
       75,871.20                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4239907                              .2500
      499,422.55                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4240257                              .2500
      360,799.34                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4240291                              .2500
      567,254.37                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4240319                              .2500
      116,797.42                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4240328                              .2500
       81,805.41                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4240344                              .2500
      218,197.71                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4240399                              .2500
      105,871.03                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4240424                              .2500
      303,476.09                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4240436                              .2500
      409,433.82                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4240438                              .2500
      326,489.14                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4240718                              .2500
      495,396.89                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4240748                              .2500
      390,548.44                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4240775                              .2500
      424,521.70                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4240780                              .2500
      419,502.28                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4240813                              .2500
      399,488.11                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4240815                              .2500
      109,862.78                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4240978                              .2500
       47,545.02                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4241008                              .2500
       48,300.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4241075                              .2500
      299,616.08                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4241274                              .2500
      516,576.78                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4241373                              .2500
      252,359.75                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      4241714                              .2500
      299,625.76                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4241860                              .2500
      191,969.19                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4241924                              .2500
      283,172.59                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4243381                              .2500
       54,900.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4243383                              .2500
       92,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4243399                              .2500
      128,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4243411                              .2500
      131,250.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4243414                              .2500
       60,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4243419                              .2500
      372,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4243423                              .2500
       32,300.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4243440                              .2500
      136,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4243448                              .2500
       51,750.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4243545                              .2500
      339,575.86                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4243546                              .2500
      302,041.64                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4243547                              .2500
      384,228.22                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4243548                              .2500
      367,360.17                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4243549                              .2500
      295,807.54                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4243550                              .2500
      299,625.76                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4243551                              .2500
      335,785.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4245672                              .2500
      100,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4248979                              .2500
      100,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4248996                              .2500
      197,600.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4250896                              .2500
      300,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

  TOTAL NUMBER OF LOANS:     1149
  TOTAL BALANCE........:        215,360,303.79


1

  RUN ON     : 02/27/01            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 07.05.14            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : MULTIPLE POOLS       FIXED SUMMARY REPORT      CUTOFF : 02/01/01
  POOL       : 0004486  0004487
             :
             :
  POOL STATUS:

                                   WEIGHTED AVERAGES      FROM         TO
  --------------------------------------------------------------------------
  CURR NOTE RATE                        8.5904            7.2500     10.0000
  RFC NET RATE                          8.3399            7.0000      9.7500
  NET MTG RATE(INVSTR RATE)             8.2599            6.9200      9.6700
  POST STRIP RATE                        .0000             .0000       .0000
  SUB SERV FEE                           .2505             .2500       .5000
  MSTR SERV FEE                          .0800             .0800       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                 8.2599            6.9200      9.6700







  TOTAL NUMBER OF LOANS:  1149
  TOTAL BALANCE........:     215,360,303.79


                             ***************************
                             *      END OF REPORT      *
                             ***************************
1

  RUN ON     : 02/27/01           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 07.05.14          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : MULTIPLE POOLS                                 CUTOFF : 02/01/01
  POOL       : 0004486  0004487
             :
             :
  POOL STATUS:

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1976698          A33/A33             F           80,000.00         ZZ
                                         360         80,000.00          1
                                       9.125            650.91         64
                                       8.875            650.91      125,000.00
    WHITE CLOUD      MI   49349          5            12/28/00         00
    011094773                            05           03/01/01          0
    011094773                            O            02/01/31
    0


    1991172          992/G02             F          218,700.00         ZZ
                                         360        218,008.38          4
                                       9.125          1,779.42         90
                                       8.875          1,779.42      245,000.00
    YONKERS          NY   10701          1            08/21/00         01
    0432355725                           05           10/01/00         25
    847643                               N            09/01/30
    0


    1995201          664/G02             F          155,200.00         ZZ
                                         360        154,618.77          1
                                       9.000          1,248.78         80
                                       8.750          1,248.78      194,000.00
    CRETE            IL   60417          1            07/14/00         00
    0432190270                           05           09/01/00          0
    0003604808                           O            08/01/30
    0


    1997704          225/225             F          168,750.00         ZZ
                                         360        168,118.68          1
                                       9.875          1,465.34         90
                                       9.625          1,465.34      187,500.00
    TAMPA            FL   33609          1            06/01/00         04
    7192629                              05           07/01/00         25
1


    7192629                              N            06/01/30
    0


    1999091          R19/G02             F          121,500.00         ZZ
                                         360        121,231.56          2
                                       9.000            977.61         90
                                       8.750            977.61      135,000.00
    FAIRHAVEN        MA   02719          1            09/29/00         04
    0432343648                           05           11/01/00         25
    085484079                            N            10/01/30
    0


    2001073          U05/G02             F          353,000.00         ZZ
                                         360        351,995.76          1
                                       8.875          2,808.63         93
                                       8.625          2,808.63      380,000.00
    TACOMA           WA   98465          2            08/25/00         14
    0432329886                           05           10/01/00         30
    3066429                              O            09/01/30
    0


    3299769          883/G02             F           59,450.00         ZZ
                                         360         59,450.00          1
                                       9.000            478.35         70
                                       8.750            478.35       84,989.00
    OCALA            FL   34471          2            01/03/01         00
    0432568095                           05           03/01/01          0
    50000462                             N            02/01/31
    0


    3561688          S48/S48             F          500,000.00         ZZ
                                         360        497,698.58          3
                                       8.875          3,978.23         69
                                       8.625          3,978.23      725,000.00
    SAN MATEO        CA   94401          1            05/02/00         00
    6039304172                           05           07/01/00          0
    6039304172                           O            06/01/30
    0


    3606798          623/G02             F          125,000.00         ZZ
                                         360        124,480.96          1
                                       9.375          1,039.69         75
                                       9.125          1,039.69      168,000.00
    DODGE CENTER     MN   55927          5            05/10/00         00
    0432158962                           05           07/01/00          0
    5256603                              O            06/01/30
    0


1


    3666660          A50/G02             F          300,000.00         T
                                         360        296,662.63          1
                                       8.375          2,280.22         80
                                       8.125          2,280.22      375,000.00
    CALABASH         NC   28467          4            02/15/00         00
    0432554640                           03           04/01/00          0
    7505287650                           O            03/01/30
    0


    3678120          F28/G02             F          139,100.00         ZZ
                                         240        136,044.48          3
                                       8.375          1,196.16         84
                                       8.125          1,196.16      167,000.00
    WORCESTER        MA   01604          2            12/10/99         10
    0432198208                           05           02/01/00          6
    5105228                              O            01/01/20
    0


    3716500          526/526             F          198,400.00         ZZ
                                         360        197,665.98          1
                                       8.500          1,525.52         80
                                       8.250          1,525.52      248,000.00
    HOUSTON          TX   77096          1            07/14/00         00
    0412631                              07           09/01/00          0
    0412631                              O            08/01/30
    0


    3764996          A33/G02             F           96,500.00         ZZ
                                         360         96,281.18          1
                                       8.875            767.80         54
                                       8.625            767.80      181,000.00
    WHITE LAKE       MI   48388          5            09/12/00         00
    0432553931                           05           11/01/00          0
    8940924814                           O            10/01/30
    0


    3767411          R19/G02             F          229,500.00         ZZ
                                         360        229,500.00          4
                                       9.625          1,950.72         90
                                       9.375          1,950.72      255,000.00
    HAMPTON          NH   03862          1            01/03/01         04
    0432530509                           02           03/01/01         25
    3801807533                           N            02/01/31
    0


    3774224          A33/G02             F           35,100.00         ZZ
                                         360         35,033.66          1
                                       9.750            301.57         90
                                       9.500            301.57       39,000.00
1


    DETROIT          MI   48206          1            09/13/00         11
    0432545416                           05           11/01/00         25
    8370926313                           O            10/01/30
    0


    3778258          637/G02             F           80,750.00         ZZ
                                         360         80,704.72          2
                                       8.875            642.49         95
                                       8.625            642.49       85,000.00
    ALEXANDRIA       LA   71301          1            12/15/00         01
    0432525004                           05           02/01/01         30
    0017688847                           O            01/01/31
    0


    3798579          936/G02             F          145,000.00         ZZ
                                         360        144,597.97          1
                                       9.000          1,166.71         80
                                       8.750          1,166.71      182,000.00
    FORT WORTH       TX   76109          5            08/23/00         00
    0432359370                           05           10/01/00          0
    177162345661                         O            09/01/30
    0


    3802266          168/168             F          195,150.00         ZZ
                                         360        194,662.38          1
                                       9.500          1,640.93         75
                                       9.250          1,640.93      260,250.00
    CHARLOTTE        NC   28214          1            08/30/00         00
    0869310623                           05           10/01/00          0
    0869310623                           O            09/01/30
    0


    3814312          196/G02             F           75,000.00         ZZ
                                         360         74,825.48          1
                                       8.750            590.03         66
                                       8.500            590.03      115,000.00
    STREETSBORO      OH   44241          1            09/06/00         00
    0432283265                           05           11/01/00          0
    1381425                              O            10/01/30
    0


    3823154          E22/G02             F           74,100.00         ZZ
                                         360         73,967.23          2
                                      10.000            650.28         95
                                       9.750            650.28       78,000.00
    ELKHART          IN   46516          1            09/25/00         01
    0412114571                           05           11/01/00         30
    0412114571                           O            10/01/30
    0
1




    3823797          313/G02             F          129,350.00         ZZ
                                         360        129,277.48          3
                                       8.875          1,029.17         74
                                       8.625          1,029.17      175,000.00
    MILWAUKEE        WI   53202          2            12/20/00         00
    0432530137                           05           02/01/01          0
    0007041684                           N            01/01/31
    0


    3831365          E22/G02             F          380,000.00         ZZ
                                         360        379,202.84          4
                                       9.250          3,126.17         95
                                       9.000          3,126.17      400,000.00
    LONG BEACH       CA   90802          1            09/18/00         01
    0412121824                           05           11/01/00         30
    0412121824                           O            10/01/30
    0


    3835758          664/G02             F           96,000.00         ZZ
                                         360         95,891.96          1
                                       8.875            763.82         80
                                       8.625            763.82      120,000.00
    LANSDALE         PA   19446          1            11/17/00         00
    0432566958                           05           01/01/01          0
    0003394277                           N            12/01/30
    0


    3859415          633/G02             F          148,200.00         ZZ
                                         360        147,827.65          1
                                       8.375          1,126.43         95
                                       8.125          1,126.43      156,000.00
    SAN DIEGO        CA   92116          1            09/21/00         10
    0432437945                           01           11/01/00         30
    699592                               O            10/01/30
    0


    3863267          664/G02             F          217,800.00         ZZ
                                         360        217,467.42          4
                                       9.375          1,811.56         90
                                       9.125          1,811.56      242,000.00
    EAST BOSTON      MA   02128          1            10/30/00         11
    0432423044                           05           12/01/00         25
    0003393774                           N            11/01/30
    0


    3868812          180/G02             F           91,000.00         T
                                         360         90,857.39          1
1


                                       9.250            748.63         75
                                       9.000            748.63      121,500.00
    MOUNT CRESTED B  CO   81225          1            10/13/00         00
    0432375095                           01           12/01/00          0
    0022740245                           O            11/01/30
    0


    3875552          F64/G02             F          140,000.00         ZZ
                                         360        139,756.59          1
                                       8.750          1,101.38         74
                                       8.500          1,101.38      190,000.00
    BRECKENRIDGE     CO   80424          5            10/19/00         00
    0432502367                           03           12/01/00          0
    9000000100                           O            11/01/30
    0


    3883450          B28/G02             F          143,910.00         ZZ
                                         360        143,672.39          1
                                       9.000          1,157.94         90
                                       8.750          1,157.94      159,900.00
    DENVER           CO   80239          1            10/16/00         11
    0432380228                           05           12/01/00         25
    0008280025                           O            11/01/30
    0


    3883614          593/G02             F          119,900.00         ZZ
                                         360        119,613.77          1
                                       8.625            932.57         80
                                       8.375            932.57      149,900.00
    RENO             NV   89502          1            09/01/00         00
    0432333110                           05           11/01/00          0
    0050134287                           O            10/01/30
    0


    3893803          T73/G02             F           22,500.00         ZZ
                                         360         22,467.63          1
                                       9.750            193.31         90
                                       9.500            193.31       25,000.00
    BALTIMORE        MD   21224          1            11/21/00         26
    0432570877                           07           12/21/00         25
    592883                               N            11/21/30
    0


    3901068          J95/J95             F          715,000.00         ZZ
                                         360        713,348.82          1
                                       9.875          6,208.70         62
                                       9.625          6,208.70    1,170,000.00
    TOWN AND COUNTR  MO   63131          1            09/01/00         00
    0017520313                           05           10/01/00          0
1


    0017520313                           O            09/01/30
    0


    3901082          J95/J95             F           55,575.00         ZZ
                                         360         55,455.33          1
                                       9.125            452.18         95
                                       8.875            452.18       58,500.00
    AUSTIN           TX   78705          1            09/12/00         12
    0022916431                           01           11/01/00         30
    0022916431                           O            10/01/30
    0


    3902607          U05/G02             F          292,500.00         ZZ
                                         360        291,978.20          1
                                       8.625          2,275.03         90
                                       8.375          2,275.03      325,000.00
    NAPA             CA   94558          1            10/24/00         01
    0432431849                           05           12/01/00         25
    3078316                              O            11/01/30
    0


    3904381          168/168             F           99,900.00         ZZ
                                         360         99,297.77          1
                                       8.875            794.85         90
                                       8.625            794.85      111,000.00
    MYRTLE BEACH     SC   29577          2            09/22/00         10
    0169608719                           05           11/01/00         25
    0169608719                           O            10/01/30
    0


    3907959          E22/G02             F           55,800.00         ZZ
                                         360         55,723.32          1
                                       9.875            484.54         90
                                       9.625            484.54       62,000.00
    LAKE             MI   48632          1            10/18/00         01
    0412121501                           05           12/01/00         25
    0412121501                           N            11/01/30
    0


    3913924          A35/G02             F           85,600.00         ZZ
                                         360         85,451.17          1
                                       8.750            673.42         80
                                       8.500            673.42      107,000.00
    LAS VEGAS        NV   89147          1            10/24/00         00
    0432552065                           09           12/01/00          0
    00363                                N            11/01/30
    0


1


    3917411          637/G02             F          293,000.00         ZZ
                                         360        292,119.12          1
                                       8.875          2,331.24         80
                                       8.625          2,331.24      367,000.00
    WATSONVILLE      CA   95076          2            09/29/00         00
    0432377810                           03           11/01/00          0
    0021472204                           O            10/01/30
    0


    3919623          637/G02             F          126,240.00         ZZ
                                         360        126,105.13          4
                                       9.125          1,027.13         80
                                       8.875          1,027.13      157,800.00
    SACRAMENTO       CA   95821          1            11/09/00         00
    0432568277                           07           01/01/01          0
    0021351838                           N            12/01/30
    0


    3920647          168/168             F          120,000.00         ZZ
                                         360        119,806.96          1
                                       9.125            976.36         57
                                       8.875            976.36      214,000.00
    RED HOOK         NY   12504          5            10/13/00         00
    0189647736                           05           12/01/00          0
    0189647736                           O            11/01/30
    0


    3921698          936/G02             F          263,000.00         ZZ
                                         360        262,388.06          1
                                       8.750          2,069.03         79
                                       8.500          2,069.03      335,000.00
    CORONA           CA   92879          2            09/25/00         00
    0432409068                           05           11/01/00          0
    182669325669                         O            10/01/30
    0


    3927517          253/253             F          600,000.00         ZZ
                                         360        598,068.19          1
                                       9.375          4,990.50         81
                                       9.125          4,990.50      749,000.00
    GRANBURY         TX   76048          1            10/30/00         00
    957588                               05           12/01/00          0
    957588                               O            11/01/30
    0


    3928674          168/168             F          106,400.00         ZZ
                                         360        106,280.26          1
                                       8.875            846.57         80
                                       8.625            846.57      133,000.00
1


    GATES            NY   14606          5            10/12/00         00
    0189638842                           05           12/01/00          0
    0189638842                           O            11/01/30
    0


    3933555          U05/G02             F          101,250.00         ZZ
                                         360        100,131.48          1
                                       9.000            814.68         75
                                       8.750            814.68      135,000.00
    HOUSTON          TX   77057          5            11/20/00         00
    0432486298                           01           01/01/01          0
    3080832                              O            12/01/30
    0


    3936889          685/G02             F          140,000.00         ZZ
                                         360        139,791.77          1
                                       9.500          1,177.20         85
                                       9.250          1,177.20      165,000.00
    SEDALIA          MO   65301          5            10/09/00         29
    0432512606                           05           12/01/00         17
    208595                               O            11/01/30
    0


    3938920          637/G02             F          252,000.00         ZZ
                                         360        251,573.02          1
                                       8.875          2,005.03         90
                                       8.625          2,005.03      280,000.00
    ALTO             NM   88312          1            10/10/00         11
    0432553006                           05           12/01/00         25
    00218290601                          O            11/01/30
    0


    3939137          T90/G02             F           64,800.00         ZZ
                                         360         64,708.57          2
                                       9.750            556.73         90
                                       9.500            556.73       72,000.00
    NEW ORLEANS      LA   70119          1            11/01/00         12
    0432447621                           05           12/01/00         25
    27120                                N            11/01/30
    0


    3947011          664/G02             F          172,000.00         ZZ
                                         360        171,781.36          2
                                       9.000          1,383.96         64
                                       8.750          1,383.96      270,000.00
    CHICAGO          IL   60629          5            11/17/00         00
    0432518520                           05           01/01/01          0
    0003708849                           O            12/01/30
    0
1




    3948646          168/168             F           77,600.00         ZZ
                                         360         77,478.37          2
                                       9.250            638.40         80
                                       9.000            638.40       98,000.00
    OGDEN            NY   14624          1            10/12/00         00
    0869308963                           05           12/01/00          0
    0869308963                           O            11/01/30
    0


    3956338          E22/G02             F           93,750.00         ZZ
                                         360         93,614.16          1
                                       9.625            796.87         75
                                       9.375            796.87      125,000.00
    BAYFIELD         CO   81122          2            11/02/00         00
    0412195901                           05           12/01/00          0
    0412195901                           N            11/01/30
    0


    3956339          E22/G02             F           75,000.00         ZZ
                                         360         74,891.34          1
                                       9.625            637.49         75
                                       9.375            637.49      100,000.00
    BAYFIELD         CO   81122          2            11/02/00         00
    0412195968                           05           12/01/00          0
    0412195968                           N            11/01/30
    0


    3956340          E22/G02             F           86,250.00         ZZ
                                         360         86,128.29          1
                                       9.750            741.02         75
                                       9.500            741.02      115,000.00
    BAYFIELD         CO   81122          5            11/02/00         00
    0412195992                           05           12/01/00          0
    0412195992                           N            11/01/30
    0


    3956342          E22/G02             F          131,250.00         ZZ
                                         360        131,059.85          1
                                       9.625          1,115.61         75
                                       9.375          1,115.61      175,000.00
    BAYFIELD         CO   81122          2            11/02/00         00
    0412196057                           05           12/01/00          0
    0412196057                           N            11/01/30
    0


    3961033          253/253             F          265,500.00         ZZ
                                         360        265,334.97          1
1


                                       8.375          2,018.00         90
                                       8.125          2,018.00      295,000.00
    LITTLETON        CO   80124          1            12/01/00         10
    958978                               03           02/01/01         25
    958978                               O            01/01/31
    0


    3962120          737/G02             F           78,400.00         ZZ
                                         360         78,352.50          1
                                       8.500            602.83         80
                                       8.250            602.83       98,000.00
    CLINTON TOWNSHI  MI   48038          5            11/27/00         00
    0432515005                           01           02/01/01          0
    2010901                              O            01/01/31
    0


    3967379          637/G02             F          132,000.00         ZZ
                                         360        131,911.43          3
                                       8.000            968.57         80
                                       7.750            968.57      165,000.00
    EDGEWOOD         PA   15218          2            12/19/00         00
    0432554814                           05           02/01/01          0
    0014573646                           O            01/01/31
    0


    3967548          562/G02             F          195,884.01         ZZ
                                         356        195,600.47          3
                                       9.875          1,705.70         88
                                       9.625          1,705.70      225,000.00
    BRONX            NY   10461          1            12/01/00         12
    0432436442                           05           12/01/00         25
    632016                               N            07/01/30
    0


    3967916          B57/G02             F          308,750.00         ZZ
                                         360        308,567.71          3
                                       8.625          2,401.43         95
                                       8.375          2,401.43      325,000.00
    LOS ANGELES      CA   90045          1            12/15/00         11
    0432543254                           05           02/01/01         30
    2015731                              O            01/01/31
    0


    3970901          642/G02             F           59,500.00         ZZ
                                         360         59,500.00          1
                                       9.375            494.89         80
                                       9.125            494.89       75,000.00
    HUEYTOWN         AL   35023          2            01/19/01         00
    0432564938                           05           03/01/01          0
1


    11118700                             N            02/01/31
    0


    3971445          637/G02             F          152,500.00         ZZ
                                         360        152,314.56          1
                                       8.500          1,172.60         75
                                       8.250          1,172.60      206,000.00
    PORTLAND         OR   97217          5            11/20/00         00
    0432482214                           05           01/01/01          0
    0021435342                           O            12/01/30
    0


    3972048          P34/G02             F           71,500.00         ZZ
                                         360         71,429.38          1
                                       9.500            601.21         65
                                       9.250            601.21      110,000.00
    OROVILLE         CA   95965          5            11/22/00         00
    0432456705                           05           01/01/01          0
    14174                                O            12/01/30
    0


    3978866          U05/G02             F          100,000.00         ZZ
                                         360         99,940.96          1
                                       8.625            777.79         40
                                       8.375            777.79      250,000.00
    BURNET           TX   78611          5            12/08/00         00
    0432527208                           05           02/01/01          0
    3083946                              O            01/01/31
    0


    3980009          B57/G02             F          108,000.00         ZZ
                                         360        107,939.45          4
                                       8.875            859.30         90
                                       8.625            859.30      120,000.00
    APPLE VALLEY     CA   92307          1            12/05/00         11
    0432499648                           05           02/01/01         25
    2015347                              N            01/01/31
    0


    3981536          992/G02             F           40,500.00         ZZ
                                         360         40,368.15          1
                                       9.125            329.53         90
                                       8.875            329.53       45,000.00
    MIDDLETOWN       NY   10940          1            07/26/00         14
    0432508505                           05           09/01/00         30
    845439                               N            08/01/30
    0


1


    3981567          964/G02             F          181,600.00         ZZ
                                         360        181,253.70          1
                                       8.750          1,428.65         79
                                       8.500          1,428.65      230,000.00
    PHOENIX          AZ   85254          5            10/23/00         00
    0432563575                           05           12/01/00          0
    77103                                O            11/01/30
    0


    3982222          962/G02             F           56,000.00         ZZ
                                         360         55,969.41          2
                                       9.000            450.59         80
                                       8.750            450.59       70,000.00
    FARGO            ND   58102          5            12/29/00         00
    0432525376                           05           02/01/01          0
    3982222                              N            01/01/31
    0


    3982466          163/G02             F           72,000.00         ZZ
                                         360         71,918.98          1
                                       8.875            572.86         80
                                       8.625            572.86       90,000.00
    MYRTLE BEACH     SC   29579          5            11/28/00         00
    0432553154                           05           01/01/01          0
    917666431                            O            12/01/30
    0


    3983436          637/G02             F          126,000.00         ZZ
                                         360        125,791.95          1
                                       9.000          1,013.83         80
                                       8.750          1,013.83      157,500.00
    ZACHARY          LA   70791          1            10/23/00         00
    0432540243                           05           12/01/00          0
    0017690751                           O            11/01/30
    0


    3984002          U05/G02             F          106,400.00         ZZ
                                         360        106,343.37          4
                                       9.125            865.71         80
                                       8.875            865.71      133,000.00
    HOLLYWOOD        FL   33023          1            12/12/00         00
    0432501526                           05           02/01/01          0
    3083408                              N            01/01/31
    0


    3985866          637/G02             F          104,900.00         T
                                         360        104,839.65          1
                                       8.750            825.25         60
                                       8.500            825.25      176,000.00
1


    YAKIMA           WA   98901          5            12/13/00         00
    0432548360                           05           02/01/01          0
    0021097308                           O            01/01/31
    0


    3987120          883/G02             F          115,000.00         ZZ
                                         360        114,870.56          1
                                       8.875            915.00         78
                                       8.625            915.00      148,000.00
    AUBURN           GA   30011          2            11/28/00         00
    0432474807                           05           01/01/01          0
    00003386                             O            12/01/30
    0


    3987785          168/168             F          225,000.00         ZZ
                                         360        224,618.78          1
                                       8.875          1,790.20         77
                                       8.625          1,790.20      294,350.00
    HAMBURG TOWNSHI  MI   48116          1            11/01/00         00
    0989949788                           01           12/01/00          0
    0989949788                           O            11/01/30
    0


    3987833          168/168             F          296,400.00         ZZ
                                         360        295,814.39          1
                                       8.125          2,200.76         80
                                       7.875          2,200.76      370,500.00
    STONE RIDGE      NY   12484          1            10/31/00         00
    0189675284                           05           12/01/00          0
    0189675284                           O            11/01/30
    0


    3989625          637/G02             F           76,500.00         ZZ
                                         360         76,426.39          3
                                       9.625            650.25         79
                                       9.375            650.25       98,000.00
    NEW BEDFORD      MA   02740          1            11/20/00         14
    0432445955                           05           01/01/01         25
    0021759139                           N            12/01/30
    0


    3989875          737/G02             F          101,000.00         ZZ
                                         360        100,902.84          1
                                       9.625            858.49         90
                                       9.375            858.49      113,000.00
    MADISON HEIGHTS  MI   48071          5            11/15/00         12
    0432477966                           05           01/01/01         25
    70001422                             O            12/01/30
    0
1




    3991229          737/G02             F           58,500.00         ZZ
                                         360         58,428.87          1
                                       8.500            449.81         75
                                       8.250            449.81       78,000.00
    LAKE HAVASU CIT  AZ   86403          1            11/27/00         00
    0432534113                           01           01/01/01          0
    964785                               O            12/01/30
    0


    3993473          U05/G02             F          334,000.00         ZZ
                                         360        334,000.00          1
                                       8.000          2,450.77         70
                                       7.750          2,450.77      480,000.00
    SOUTH SAN FRANC  CA   94080          5            01/09/01         00
    0432578987                           01           03/01/01          0
    3085098                              O            02/01/31
    0


    4002459          664/G02             F          146,250.00         ZZ
                                         360        146,109.31          3
                                       9.625          1,243.11         90
                                       9.375          1,243.11      162,500.00
    ELGIN            IL   60123          1            11/22/00         11
    0432496727                           02           01/01/01         25
    0003716727                           N            12/01/30
    0


    4002925          Q73/G02             F          126,200.00         ZZ
                                         360        126,119.53          1
                                       8.250            948.10         80
                                       8.000            948.10      158,000.00
    HERNANDO         MS   38632          5            12/08/00         00
    0432502326                           05           02/01/01          0
    2768492                              O            01/01/31
    0


    4004061          637/G02             F          137,500.00         ZZ
                                         360        137,341.19          1
                                       8.750          1,081.72         50
                                       8.500          1,081.72      275,000.00
    BROOKLYN         NY   11201          5            11/21/00         00
    0432555464                           01           01/01/01          0
    0013335427                           N            12/01/30
    0


    4004993          637/G02             F           46,900.00         ZZ
                                         360         46,857.20          1
1


                                       9.875            407.26         73
                                       9.625            407.26       64,500.00
    MOLINE           IL   61265          1            11/22/00         00
    0432536985                           05           01/01/01          0
    0018750018                           N            12/01/30
    0


    4005201          U96/G02             F          133,000.00         ZZ
                                         360        132,921.48          1
                                       8.625          1,034.46         95
                                       8.375          1,034.46      141,000.00
    AIEA             HI   96701          2            12/14/00         10
    0432566073                           06           02/01/01         30
    01100012                             O            01/01/31
    0


    4010652          163/G02             F          300,000.00         ZZ
                                         360        299,813.53          1
                                       8.375          2,280.22         57
                                       8.125          2,280.22      534,000.00
    MELROSE          MA   02176          5            12/23/00         00
    0432549210                           05           02/01/01          0
    1000260805                           O            01/01/31
    0


    4011129          F96/G02             F           80,750.00         ZZ
                                         360         80,661.46          1
                                       9.000            649.73         95
                                       8.750            649.73       85,000.00
    HACKENSACK       NJ   07601          1            11/30/00         12
    0432472181                           04           01/01/01         30
    00000                                O            12/01/30
    0


    4011181          163/G02             F           96,000.00         ZZ
                                         360         95,880.24          1
                                       8.375            729.67         80
                                       8.125            729.67      120,000.00
    CLATSKANIE       OR   97016          1            11/27/00         00
    0432511806                           05           01/01/01          0
    817721517                            O            12/01/30
    0


    4012739          E22/G02             F           80,910.00         ZZ
                                         360         80,742.34          1
                                       8.875            643.76         90
                                       8.625            643.76       89,900.00
    ARLINGTON        TX   76018          1            11/17/00         01
    0412225740                           05           01/01/01         30
1


    0412225740                           O            12/01/30
    0


    4013539          A50/G02             F           81,000.00         ZZ
                                         360         80,949.65          1
                                       8.375            615.66         90
                                       8.125            615.66       90,000.00
    MADISON          AL   35758          1            12/15/00         14
    0432526408                           05           02/01/01         25
    213190                               O            01/01/31
    0


    4013894          637/G02             F          151,250.00         ZZ
                                         360        151,070.76          1
                                       8.625          1,176.41         90
                                       8.375          1,176.41      168,089.00
    LAS VEGAS        NV   89110          1            11/21/00         11
    0432555779                           05           01/01/01         25
    0012944773                           O            12/01/30
    0


    4014555          U05/G02             F          390,000.00         ZZ
                                         360        389,549.60          1
                                       8.750          3,068.13         75
                                       8.500          3,068.13      520,000.00
    CAMPBELL         CA   95008          5            11/27/00         00
    0432508422                           05           01/01/01          0
    3082943                              O            12/01/30
    0


    4015114          163/G02             F          264,000.00         ZZ
                                         360        263,848.11          1
                                       8.750          2,076.89         80
                                       8.500          2,076.89      330,000.00
    DALY CITY        CA   94014          5            11/29/00         00
    0432526663                           05           02/01/01          0
    617731334                            O            01/01/31
    0


    4015609          E23/G02             F          128,450.00         ZZ
                                         360        128,361.60          1
                                       7.875            931.35         80
                                       7.625            931.35      160,575.00
    CHULA VISTA      CA   91913          1            12/26/00         00
    0432523892                           01           02/01/01          0
    10511962                             O            01/01/31
    0


1


    4016240          637/G02             F          137,600.00         ZZ
                                         360        137,518.76          1
                                       8.625          1,070.24         80
                                       8.375          1,070.24      172,000.00
    FARMINGVILLE     NY   11738          1            12/28/00         00
    0432548527                           05           02/01/01          0
    0013333653                           O            01/01/31
    0


    4019568          936/G02             F           70,000.00         ZZ
                                         360         69,881.38          1
                                       8.875            556.96         64
                                       8.625            556.96      110,000.00
    PATERSON         NJ   07501          5            10/25/00         00
    0432458180                           05           12/01/00          0
    183838445557                         O            11/01/30
    0


    4019649          J86/G02             F           76,000.00         ZZ
                                         360         75,856.65          1
                                       8.875            604.69         80
                                       8.625            604.69       95,500.00
    EAST BRUNSWICK   NJ   08816          1            12/14/00         00
    0432511293                           01           02/01/01          0
    STEPPS                               O            01/01/31
    0


    4020170          A50/G02             F          216,750.00         ZZ
                                         360        216,486.45          1
                                       8.500          1,666.62         85
                                       8.250          1,666.62      255,000.00
    HOOVER           AL   35226          1            12/01/00         01
    0432505121                           05           01/01/01         12
    132508                               O            12/01/30
    0


    4020314          A50/G02             F          117,800.00         ZZ
                                         360        117,656.75          1
                                       8.500            905.79         76
                                       8.250            905.79      155,000.00
    CHILDERSBURG     AL   35044          5            11/27/00         00
    0432508034                           05           01/01/01          0
    132509                               O            12/01/30
    0


    4020324          U05/G02             F          337,500.00         ZZ
                                         360        337,295.54          1
                                       8.500          2,595.08         75
                                       8.250          2,595.08      455,000.00
1


    SAN FRANCISCO    CA   94112          5            12/14/00         00
    0432553303                           05           02/01/01          0
    3086296                              O            01/01/31
    0


    4020465          664/G02             F           64,000.00         T
                                         360         63,863.88          1
                                       8.500            492.10         80
                                       8.250            492.10       80,000.00
    GREENSBORO       NC   27406          5            11/28/00         00
    0432503498                           05           01/01/01          0
    0003715596                           O            12/01/30
    0


    4021436          168/168             F          316,000.00         ZZ
                                         360        315,635.07          1
                                       8.750          2,485.97         80
                                       8.500          2,485.97      395,000.00
    RYE              NY   10580          1            11/10/00         00
    1866650                              05           01/01/01          0
    1866650                              O            12/01/30
    0


    4021801          168/168             F           76,400.00         ZZ
                                         360         76,322.53          3
                                       9.375            635.46         90
                                       9.125            635.46       84,900.00
    ROCHESTER        NY   14620          1            11/09/00         14
    0189637099                           05           01/01/01         25
    0189637099                           N            12/01/30
    0


    4023482          S18/G02             F          125,100.00         ZZ
                                         360        125,100.00          4
                                       9.375          1,040.52         90
                                       9.125          1,040.52      139,000.00
    MIAMI            FL   33130          1            01/08/01         12
    0432570828                           05           03/01/01         25
    40050                                N            02/01/31
    0


    4023793          369/G02             F          391,500.00         ZZ
                                         360        387,792.35          1
                                       8.250          2,941.21         90
                                       8.000          2,941.21      435,000.00
    ALPHARETTA       GA   30022          1            11/30/00         10
    0432563625                           03           01/01/01         25
    0072609779                           O            12/01/30
    0
1




    4024407          526/526             F          500,000.00         ZZ
                                         360        498,743.81          1
                                       8.375          3,800.36         80
                                       8.125          3,800.36      625,000.00
    VANCOUVER        WA   98664          1            09/09/00         00
    0357808                              05           11/01/00          0
    0357808                              O            10/01/30
    0


    4024408          526/526             F          216,000.00         ZZ
                                         360        215,484.38          1
                                       8.625          1,680.03         80
                                       8.375          1,680.03      270,000.00
    GILBERT          AZ   85234          1            09/18/00         00
    0372919                              03           11/01/00          0
    0372919                              O            10/01/30
    0


    4024427          526/526             F          174,500.00         ZZ
                                         360        174,094.01          1
                                       8.750          1,372.79         94
                                       8.500          1,372.79      186,000.00
    THE DALLES       OR   97058          2            09/07/00         12
    0414859                              05           11/01/00         30
    0414859                              O            10/01/30
    0


    4024437          526/526             F          162,100.00         ZZ
                                         360        161,810.81          1
                                       8.625          1,260.80         63
                                       8.375          1,260.80      259,000.00
    PORTLAND         OR   97236          1            10/13/00         00
    0417520                              05           12/01/00          0
    0417520                              O            11/01/30
    0


    4024574          526/526             F          649,950.00         ZZ
                                         360        648,398.48          2
                                       8.625          5,055.24         75
                                       8.375          5,055.24      870,000.00
    SAN DIEGO        CA   92109          1            10/02/00         00
    0422960                              05           11/01/00          0
    0422960                              O            10/01/30
    0


    4024606          526/526             F          211,500.00         ZZ
                                         360        211,150.80          1
1


                                       9.000          1,701.78         90
                                       8.750          1,701.78      235,000.00
    BRONX            NY   10453          1            10/17/00         12
    0423355                              05           12/01/00         25
    0423355                              O            11/01/30
    0


    4024616          526/526             F          162,450.00         ZZ
                                         360        162,072.05          4
                                       8.750          1,277.99         90
                                       8.500          1,277.99      180,500.00
    MESA             AZ   85201          1            09/28/00         12
    0423494                              05           11/01/00         25
    0423494                              N            10/01/30
    0


    4024657          526/526             F          174,150.00         ZZ
                                         360        173,712.46          1
                                       8.375          1,323.67         90
                                       8.125          1,323.67      193,500.00
    AVON             CO   81620          1            09/28/00         12
    0423956                              01           11/01/00         25
    0423956                              O            10/01/30
    0


    4024693          526/526             F          176,000.00         ZZ
                                         360        175,590.52          4
                                       8.750          1,384.59         80
                                       8.500          1,384.59      220,000.00
    CHICO            CA   95928          1            09/28/00         00
    0424323                              05           11/01/00          0
    0424323                              N            10/01/30
    0


    4024694          526/526             F          178,200.00         ZZ
                                         360        177,873.86          4
                                       8.500          1,370.20         90
                                       8.250          1,370.20      198,000.00
    EAGLE POINT      OR   97524          1            10/04/00         12
    0424324                              05           12/01/00         25
    0424324                              N            11/01/30
    0


    4024747          526/526             F          140,400.00         ZZ
                                         360        140,155.89          2
                                       8.750          1,104.53         90
                                       8.500          1,104.53      156,000.00
    FRANKLIN         IN   46131          1            10/17/00         12
    0424957                              05           12/01/00         25
1


    0424957                              N            11/01/30
    0


    4024753          526/526             F          110,700.00         ZZ
                                         360        110,455.39          1
                                       9.000            890.72         90
                                       8.750            890.72      123,000.00
    MESA             AZ   85201          1            09/28/00         01
    0425010                              05           11/01/00         25
    0425010                              N            10/01/30
    0


    4024779          526/526             F          149,400.00         ZZ
                                         360        149,165.84          1
                                       9.250          1,229.08         90
                                       9.000          1,229.08      166,000.00
    PHOENIX          AZ   85018          1            10/20/00         12
    0425340                              05           12/01/00         25
    0425340                              N            11/01/30
    0


    4024803          526/526             F          148,000.00         ZZ
                                         360        147,658.97          2
                                       8.250          1,111.87         80
                                       8.000          1,111.87      185,000.00
    FORT LAUDERDALE  FL   33304          1            10/27/00         00
    0425664                              05           12/01/00          0
    0425664                              O            11/01/30
    0


    4024811          526/526             F          306,000.00         ZZ
                                         360        305,454.11          4
                                       8.625          2,380.04         90
                                       8.375          2,380.04      340,000.00
    ANAHEIM          CA   92804          1            10/09/00         12
    0425800                              05           12/01/00         25
    0425800                              N            11/01/30
    0


    4024856          526/526             F          148,400.00         ZZ
                                         360        148,148.56          1
                                       8.875          1,180.74         90
                                       8.625          1,180.74      164,900.00
    GILBERT          AZ   85296          1            10/11/00         12
    0426351                              03           12/01/00         25
    0426351                              O            11/01/30
    0


1


    4024859          526/526             F          127,400.00         ZZ
                                         360        127,112.68          2
                                       8.750          1,002.26         65
                                       8.500          1,002.26      196,000.00
    LOMITA           CA   90717          1            10/20/00         00
    0426393                              05           12/01/00          0
    0426393                              N            11/01/30
    0


    4024860          526/526             F          127,400.00         ZZ
                                         360        127,098.61          1
                                       8.625            990.90         65
                                       8.375            990.90      196,000.00
    LOMITA           CA   90717          1            10/18/00         00
    0426405                              05           12/01/00          0
    0426405                              N            11/01/30
    0


    4024863          526/526             F          161,228.00         T
                                         360        160,975.32          1
                                       9.250          1,326.38         75
                                       9.000          1,326.38      215,000.00
    LINCOLN CITY     OR   97367          1            10/24/00         00
    0426458                              01           12/01/00          0
    0426458                              O            11/01/30
    0


    4024868          526/526             F          128,000.00         ZZ
                                         360        127,742.33          3
                                       8.875          1,018.43         80
                                       8.625          1,018.43      160,000.00
    PHOENIX          AZ   85015          1            10/19/00         00
    0426540                              05           12/01/00          0
    0426540                              N            11/01/30
    0


    4024886          526/526             F          207,000.00         ZZ
                                         360        206,209.77          4
                                       9.250          1,702.94         90
                                       9.000          1,702.94      230,000.00
    TEMPE            AZ   85281          1            10/18/00         12
    0426849                              05           12/01/00         25
    0426849                              N            11/01/30
    0


    4024894          526/526             F          649,900.00         ZZ
                                         360        648,710.48          4
                                       8.500          4,997.17         69
                                       8.250          4,997.17      950,000.00
1


    SANTA MONICA     CA   90403          2            10/20/00         00
    0426949                              05           12/01/00          0
    0426949                              O            11/01/30
    0


    4024898          526/526             F          175,500.00         ZZ
                                         360        175,224.92          4
                                       9.250          1,443.80         90
                                       9.000          1,443.80      195,000.00
    SAN DIEGO        CA   92105          1            10/17/00         12
    0427056                              05           12/01/00         25
    0427056                              N            11/01/30
    0


    4024931          526/526             F          119,700.00         ZZ
                                         360        119,491.88          1
                                       8.750            941.68         90
                                       8.500            941.68      133,000.00
    MESA             AZ   85202          1            10/27/00         01
    0427925                              05           12/01/00         25
    0427925                              N            11/01/30
    0


    4024932          526/526             F          118,350.00         ZZ
                                         360        118,144.23          1
                                       8.750            931.06         90
                                       8.500            931.06      131,500.00
    TEMPE            AZ   85282          1            10/27/00         01
    0427926                              05           12/01/00         25
    0427926                              N            11/01/30
    0


    4025247          664/G02             F          150,000.00         ZZ
                                         360        149,825.17          1
                                       9.500          1,261.29         73
                                       9.250          1,261.29      206,000.00
    MARLBOROUGH      MA   01752          2            11/29/00         00
    0432542322                           05           01/01/01          0
    0003654159                           O            12/01/30
    0


    4025355          R17/G02             F           30,100.00         ZZ
                                         360         30,066.12          1
                                       8.875            239.49         37
                                       8.625            239.49       83,500.00
    ST PETERSBURG    FL   33713          1            11/07/00         00
    0432432300                           05           01/01/01          0
    1000012406                           O            12/01/30
    0
1




    4028062          637/G02             F           90,000.00         ZZ
                                         360         89,955.73          2
                                       9.500            756.77         46
                                       9.250            756.77      198,000.00
    SPRINGFIELD GAR  NY   11413          5            12/07/00         00
    0432543627                           05           02/01/01          0
    0013334768                           O            01/01/31
    0


    4028421          H19/G02             F           99,200.00         ZZ
                                         360         99,141.43          1
                                       8.625            771.57         80
                                       8.375            771.57      124,000.00
    GREEN BAY        WI   54302          1            12/15/00         00
    0432511731                           05           02/01/01          0
    0010040061                           O            01/01/31
    0


    4029600          683/G02             F           56,700.00         ZZ
                                         360         56,666.52          1
                                       8.625            441.01         90
                                       8.375            441.01       63,000.00
    HUDSON           NH   03051          1            12/07/00         04
    0432557973                           01           02/01/01         25
    018825                               N            01/01/31
    0


    4029924          B57/G02             F           64,000.00         ZZ
                                         360         63,960.22          4
                                       8.375            486.45         77
                                       8.125            486.45       84,000.00
    BAKERSFIELD      CA   93304          1            12/05/00         00
    0432532026                           05           02/01/01          0
    2015500                              O            01/01/31
    0


    4031569          U05/G02             F           64,000.00         ZZ
                                         360         63,964.12          1
                                       8.875            509.21         80
                                       8.625            509.21       80,000.00
    KNOXVILLE        TN   37920          2            11/30/00         00
    0432496156                           05           02/01/01          0
    3086550                              O            01/01/31
    0


    4031704          405/405             F          440,000.00         ZZ
                                         360        439,407.56          1
1


                                       8.000          3,228.57         80
                                       7.500          3,228.57      550,000.00
    LOS ANGELES      CA   90025          1            11/08/00         00
    16954935                             05           01/01/01          0
    16954935                             O            12/01/30
    0


    4031940          Q59/G02             F          452,000.00         ZZ
                                         360        450,197.43          1
                                       8.250          3,395.73         81
                                       8.000          3,395.73      563,120.00
    BEVERLY HILLS    CA   90210          1            11/29/00         95
    0432495588                           08           02/01/01          0
    00202177                             O            01/01/31
    0


    4032807          637/G02             F          119,900.00         ZZ
                                         360        119,819.54          1
                                       8.000            879.79         75
                                       7.750            879.79      159,900.00
    WILSONVILLE      OR   97070          1            12/14/00         00
    0432524189                           03           02/01/01          0
    0016192965                           O            01/01/31
    0


    4034231          E22/G02             F          236,000.00         ZZ
                                         360        235,713.04          1
                                       8.500          1,814.64         80
                                       8.250          1,814.64      295,000.00
    HORSESHOE BAY    TX   78657          1            11/27/00         00
    0412254401                           03           01/01/01          0
    0412254401                           O            12/01/30
    0


    4034637          E86/G02             F          225,000.00         ZZ
                                         360        224,480.42          4
                                       9.875          1,953.78         90
                                       9.625          1,953.78      250,000.00
    BRONX            NY   10455          1            08/25/00         12
    0432549491                           05           10/01/00         30
    131468810                            N            09/01/30
    0


    4036212          S27/G02             F           40,500.00         ZZ
                                         360         40,479.55          3
                                       9.375            336.86         90
                                       9.125            336.86       45,000.00
    SAINT PETERSBUR  FL   33701          1            12/22/00         10
    0432517019                           05           02/01/01         25
1


    1010005979                           N            01/01/31
    0


    4036254          637/G02             F          410,000.00         ZZ
                                         360        409,764.10          1
                                       8.750          3,225.48         73
                                       8.500          3,225.48      565,000.00
    SEATTLE          WA   98177          5            12/06/00         00
    0432545531                           03           02/01/01          0
    0021098835                           O            01/01/31
    0


    4036992          664/G02             F           71,900.00         ZZ
                                         360         71,819.08          2
                                       8.875            572.07         90
                                       8.625            572.07       79,900.00
    HAMDEN           CT   06514          1            12/01/00         11
    0432543346                           05           01/01/01         25
    0003650793                           N            12/01/30
    0


    4037613          P06/G02             F          196,000.00         ZZ
                                         360        195,767.73          1
                                       8.625          1,524.47         80
                                       8.375          1,524.47      245,000.00
    SANTEE           CA   92071          1            11/30/00         00
    0432474898                           05           01/01/01          0
    4300764                              O            12/01/30
    0


    4038091          168/168             F          100,000.00         ZZ
                                         360         99,243.03          1
                                       9.375            831.75         33
                                       9.125            831.75      310,000.00
    LAKEVILLE        MA   02347          5            09/20/00         00
    247804SI                             05           11/01/00          0
    247804SI                             O            10/01/30
    0


    4038841          G52/G02             F           65,000.00         ZZ
                                         360         64,920.98          1
                                       8.500            499.79         76
                                       8.250            499.79       86,000.00
    TUCSON           AZ   85730          5            11/17/00         00
    0432475861                           05           01/01/01          0
    99006282                             O            12/01/30
    0


1


    4039205          637/G02             F          206,800.00         ZZ
                                         360        206,674.71          1
                                       8.500          1,590.12         90
                                       8.250          1,590.12      229,800.00
    SANTA CLARITA    CA   91350          1            12/01/00         11
    0432546083                           03           02/01/01         25
    0019320050                           O            01/01/31
    0


    4039639          E22/G02             F           95,450.00         T
                                         360         95,355.72          1
                                       9.500            802.60         75
                                       9.250            802.60      127,300.00
    MABANK           TX   75147          5            11/28/00         00
    0412152498                           03           01/01/01          0
    0412152498                           O            12/01/30
    0


    4039653          E22/G02             F          163,200.00         ZZ
                                         360        163,016.34          1
                                       8.875          1,298.49         80
                                       8.625          1,298.49      204,000.00
    ENGLEWOOD        CO   80110          5            11/28/00         00
    0412203598                           05           01/01/01          0
    0412203598                           N            12/01/30
    0


    4039665          E22/G02             F          140,000.00         ZZ
                                         360        139,829.78          1
                                       8.500          1,076.48         80
                                       8.250          1,076.48      175,000.00
    ALVIN            TX   77511          5            11/22/00         00
    0412227159                           05           01/01/01          0
    0412227159                           O            12/01/30
    0


    4039685          E22/G02             F           72,000.00         ZZ
                                         360         71,932.55          1
                                       9.750            618.59         90
                                       9.500            618.59       80,000.00
    BAY CITY         MI   48706          5            11/22/00         04
    0412243024                           05           01/01/01         25
    0412243024                           O            12/01/30
    0


    4039698          E22/G02             F          420,000.00         ZZ
                                         360        419,595.97          1
                                       9.625          3,569.96         80
                                       9.375          3,569.96      525,000.00
1


    WEST BLOOMFIELD  MI   48323          5            11/22/00         00
    0412247892                           05           01/01/01          0
    0412247892                           O            12/01/30
    0


    4039710          E22/G02             F          135,000.00         ZZ
                                         360        134,848.08          1
                                       8.875          1,074.12         73
                                       8.625          1,074.12      185,000.00
    ALLENSTOWN       NH   03275          5            11/22/00         00
    0412251431                           05           01/01/01          0
    0412251431                           O            12/01/30
    0


    4039715          E22/G02             F           55,250.00         ZZ
                                         360         55,184.79          1
                                       9.625            469.62         85
                                       9.375            469.62       65,000.00
    GULFPORT         MS   39501          2            11/22/00         01
    0412253445                           05           01/01/01         12
    0412253445                           O            12/01/30
    0


    4040496          637/G02             F          125,900.00         ZZ
                                         360        125,829.42          1
                                       8.875          1,001.72         90
                                       8.625          1,001.72      139,900.00
    HUMBLE           TX   77369          1            12/15/00         11
    0432563385                           05           02/01/01         25
    0021721576                           O            01/01/31
    0


    4041689          637/G02             F           96,000.00         ZZ
                                         360         95,935.58          1
                                       8.000            704.42         80
                                       7.750            704.42      120,000.00
    CLAYTON          NM   88415          5            12/05/00         00
    0432539179                           05           02/01/01          0
    0017392440                           O            01/01/31
    0


    4041714          637/G02             F          107,800.00         ZZ
                                         360        107,739.56          1
                                       8.875            857.71         95
                                       8.625            857.71      113,500.00
    MARSHALL         NC   28753          5            12/07/00         04
    0432541175                           05           02/01/01         30
    0013125091                           O            01/01/31
    0
1




    4041986          637/G02             F          206,250.00         ZZ
                                         360        206,131.34          1
                                       8.750          1,622.57         75
                                       8.500          1,622.57      275,000.00
    GOLD HILL        OR   97525          5            12/01/00         00
    0432545259                           05           02/01/01          0
    0021435409                           O            01/01/31
    0


    4043195          J40/G02             F          144,500.00         ZZ
                                         360        144,414.68          1
                                       8.625          1,123.91         85
                                       8.375          1,123.91      170,000.00
    VICKSBURG        MS   39180          5            12/05/00         11
    0432499002                           05           02/01/01         12
    7685317                              O            01/01/31
    0


    4043544          H37/G02             F           43,500.00         T
                                         360         43,450.20          1
                                       8.750            342.00         75
                                       8.500            342.00       58,000.00
    NORTH WILDWOOD   NJ   08260          1            11/17/00         00
    0432438885                           08           01/01/01          0
    00246885                             O            12/01/30
    0


    4044186          163/G02             F          324,218.00         ZZ
                                         360        323,823.77          1
                                       8.500          2,492.96         89
                                       8.250          2,492.96      365,000.00
    ALBUQUERQUE      NM   87104          1            11/30/00         11
    0432514990                           05           01/01/01         25
    1817740665                           O            12/01/30
    0


    4044540          637/G02             F          308,000.00         ZZ
                                         360        307,798.52          1
                                       8.125          2,286.90         80
                                       7.875          2,286.90      385,000.00
    JEFFERSON        OR   97352          5            12/08/00         00
    0432512721                           05           02/01/01          0
    0021437231                           O            01/01/31
    0


    4044801          E22/G02             F          137,600.00         ZZ
                                         360        137,432.71          1
1


                                       8.500          1,058.02         80
                                       8.250          1,058.02      172,000.00
    BAY CITY         MI   48708          5            11/24/00         00
    0412200941                           05           01/01/01          0
    0412200941                           O            12/01/30
    0


    4044803          E22/G02             F           72,400.00         ZZ
                                         360         72,333.95          2
                                       9.875            628.68         90
                                       9.625            628.68       80,450.00
    GALLUP           NM   87301          1            11/29/00         01
    0412203796                           05           01/01/01         25
    0412203796                           N            12/01/30
    0


    4045316          737/G02             F          133,350.00         ZZ
                                         360        133,275.23          1
                                       8.875          1,061.00         90
                                       8.625          1,061.00      148,200.00
    TYLER            TX   75701          1            12/06/00         01
    0432548535                           05           02/01/01         25
    2011358                              O            01/01/31
    0


    4045335          A33/A33             F          102,500.00         ZZ
                                         360        102,442.53          1
                                       8.875            815.54         70
                                       8.625            815.54      147,500.00
    NOVI             MI   48375          1            12/12/00         00
    007094943                            01           02/01/01          0
    007094943                            O            01/01/31
    0


    4045815          737/G02             F          121,500.00         ZZ
                                         360        121,380.00          4
                                       9.500          1,021.64         90
                                       9.250          1,021.64      135,000.00
    MILWAUKEE        WI   53218          1            12/01/00         10
    0432543536                           05           01/01/01         25
    965376                               N            12/01/30
    0


    4046427          637/G02             F          327,200.00         ZZ
                                         360        326,850.42          1
                                       9.125          2,662.21         70
                                       8.875          2,662.21      467,500.00
    ATLANTA          GA   30324          1            12/01/00         00
    0432566305                           05           01/01/01          0
1


    0021928163                           N            12/01/30
    0


    4047674          163/G02             F          360,000.00         ZZ
                                         360        359,758.45          1
                                       8.000          2,641.55         80
                                       7.750          2,641.55      450,000.00
    SANTA ANA        CA   92705          5            12/05/00         00
    0432515997                           05           02/01/01          0
    617741879                            O            01/01/31
    0


    4047679          T44/G02             F           93,750.00         ZZ
                                         360         93,691.73          1
                                       8.375            712.57         75
                                       8.125            712.57      125,000.00
    LAS VEGAS        NV   89102          5            12/08/00         00
    0432498160                           01           02/01/01          0
    9116940                              O            01/01/31
    0


    4049384          M66/G02             F           67,500.00         ZZ
                                         360         67,463.12          1
                                       9.000            543.13         63
                                       8.750            543.13      107,500.00
    ATCO             NJ   08004          1            12/18/00         00
    0432556140                           05           02/01/01          0
    210431                               O            01/01/31
    0


    4049450          168/168             F          138,750.00         ZZ
                                         360        138,563.18          1
                                       8.000          1,018.10         75
                                       7.750          1,018.10      185,000.00
    SPRING VALLEY    NY   10977          1            11/15/00         00
    187815                               02           01/01/01          0
    187815                               O            12/01/30
    0


    4052838          637/G02             F          272,000.00         ZZ
                                         360        271,839.41          3
                                       8.625          2,115.59         80
                                       8.375          2,115.59      340,000.00
    LOS ANGELES      CA   90732          1            12/04/00         00
    0432550614                           05           02/01/01          0
    0019322635                           O            01/01/31
    0


1


    4053113          E22/G02             F          144,000.00         ZZ
                                         360        143,853.99          1
                                       9.375          1,197.72         90
                                       9.125          1,197.72      160,000.00
    BROWNSTOWN TWP   MI   48173          5            11/03/00         10
    0412205338                           05           01/01/01         25
    0412205338                           O            12/01/30
    0


    4053144          E22/G02             F          295,200.00         ZZ
                                         360        294,892.74          1
                                       9.250          2,428.54         90
                                       9.000          2,428.54      328,000.00
    PALM CITY        FL   34990          1            11/30/00         04
    0412242604                           03           01/01/01         30
    0412242604                           O            12/01/30
    0


    4055280          E23/G02             F          348,000.00         ZZ
                                         360        347,778.09          1
                                       8.250          2,614.41         80
                                       8.000          2,614.41      435,000.00
    SAN JOSE         CA   95139          5            12/14/00         00
    0432511699                           05           02/01/01          0
    51000798                             O            01/01/31
    0


    4056162          637/G02             F          121,600.00         ZZ
                                         360        121,522.45          1
                                       8.250            913.55         80
                                       8.000            913.55      152,000.00
    EL PASO          TX   79936          1            12/08/00         00
    0432516193                           05           02/01/01          0
    0021878293                           O            01/01/31
    0


    4056890          883/G02             F          108,000.00         ZZ
                                         360        107,939.45          1
                                       8.875            859.30         71
                                       8.625            859.30      153,000.00
    TOMAHAWK         WI   54487          5            12/22/00         00
    0432513414                           05           02/01/01          0
    00003496                             O            01/01/31
    0


    4058376          E22/G02             F          100,800.00         ZZ
                                         360         99,183.57          1
                                       8.750            792.99         80
                                       8.500            792.99      126,000.00
1


    BURNET           TX   78611          5            11/27/00         00
    0412231763                           03           01/01/01          0
    0412231763                           O            12/01/30
    0


    4060315          G52/G02             F          139,500.00         ZZ
                                         360        139,343.02          2
                                       8.875          1,109.92         89
                                       8.625          1,109.92      157,000.00
    AUSTIN           TX   78745          1            11/20/00         10
    0432550812                           05           01/01/01         25
    74502501                             N            12/01/30
    0


    4060850          637/G02             F          138,000.00         ZZ
                                         360        137,912.00          1
                                       8.250          1,036.75         69
                                       8.000          1,036.75      200,000.00
    HENDERSON        NV   89015          5            12/06/00         00
    0432519247                           05           02/01/01          0
    0012946943                           O            01/01/31
    0


    4061163          225/225             F          105,000.00         ZZ
                                         360        104,802.83          1
                                       8.375            798.08         75
                                       8.125            798.08      140,000.00
    NEWLAND          NC   28657          5            10/16/00         00
    6512241                              05           12/01/00          0
    6512241                              O            11/01/30
    0


    4061407          B57/G02             F          144,000.00         ZZ
                                         360        143,910.50          1
                                       8.375          1,094.50         74
                                       8.125          1,094.50      196,500.00
    VENTURA          CA   93001          5            12/13/00         00
    0432534501                           05           02/01/01          0
    2015117                              O            01/01/31
    0


    4061615          G52/G02             F          139,500.00         ZZ
                                         360        139,343.02          2
                                       8.875          1,109.92         90
                                       8.625          1,109.92      155,000.00
    AUSTIN           TX   78745          1            11/20/00         10
    0432443307                           05           01/01/01         25
    74502500                             N            12/01/30
    0
1




    4062951          U28/G02             F          112,261.00         ZZ
                                         360        112,192.99          1
                                       8.500            863.19         90
                                       8.250            863.19      124,735.00
    HOLLY SPRINGS    NC   27540          1            12/15/00         04
    0432534022                           03           02/01/01         25
    00000                                O            01/01/31
    0


    4063151          163/G02             F          368,000.00         ZZ
                                         360        367,777.06          1
                                       8.500          2,829.61         80
                                       8.250          2,829.61      460,000.00
    NORTH KINGSTOWN  RI   02852          1            12/29/00         00
    0432549244                           05           02/01/01          0
    1000251550                           O            01/01/31
    0


    4063271          A50/G02             F           60,800.00         ZZ
                                         360         60,764.10          1
                                       8.625            472.90         66
                                       8.375            472.90       93,300.00
    ALBERTIVLLE      AL   35950          1            12/11/00         00
    0432504207                           05           02/01/01          0
    132550                               O            01/01/31
    0


    4063338          637/G02             F          312,000.00         ZZ
                                         360        311,795.90          1
                                       8.125          2,316.60         80
                                       7.875          2,316.60      390,000.00
    WALDORF          MD   20603          5            12/06/00         00
    0432545572                           05           02/01/01          0
    0019195825                           O            01/01/31
    0


    4063399          U59/G02             F          179,900.00         ZZ
                                         360        179,692.23          1
                                       8.750          1,415.28         79
                                       8.500          1,415.28      229,900.00
    YORKTOWN HEIGHT  NY   10598          1            12/08/00         00
    0432476737                           05           01/08/01          0
    800687915                            O            12/08/30
    0


    4063884          742/G02             F          148,000.00         ZZ
                                         360        147,910.34          1
1


                                       8.500          1,137.99         80
                                       8.250          1,137.99      185,000.00
    SAUGERTIES       NY   12477          5            12/15/00         00
    0432534121                           05           02/01/01          0
    6174262                              O            01/01/31
    0


    4064042          F36/G02             F          104,000.00         ZZ
                                         360        103,926.60          1
                                       7.750            745.07         80
                                       7.500            745.07      130,000.00
    TACOMA           WA   98406          1            12/12/00         00
    0432516177                           05           02/01/01          0
    06401506                             O            01/01/31
    0


    4064107          664/G02             F           58,800.00         ZZ
                                         360         58,769.51          1
                                       9.250            483.74         60
                                       9.000            483.74       98,000.00
    CARY             IL   60013          5            12/14/00         00
    0432505535                           03           02/01/01          0
    0003627114                           N            01/01/31
    0


    4065084          U28/G02             F          332,000.00         ZZ
                                         360        331,788.29          1
                                       8.250          2,494.21         80
                                       8.000          2,494.21      415,000.00
    ATLANTA          GA   30305          1            12/29/00         00
    0432560118                           05           02/01/01          0
    108039                               N            01/01/31
    0


    4066472          637/G02             F          135,000.00         ZZ
                                         360        134,920.29          1
                                       8.625          1,050.02         90
                                       8.375          1,050.02      150,000.00
    JONAS            PA   18058          2            12/08/00         10
    0432517589                           05           02/01/01         25
    0021918644                           O            01/01/31
    0


    4067274          A50/G02             F          110,000.00         ZZ
                                         360        109,931.63          1
                                       8.375            836.08         71
                                       8.125            836.08      155,000.00
    ATHENS           GA   30605          1            12/07/00         00
    0432531309                           03           02/01/01          0
1


    207192                               O            01/01/31
    0


    4067704          664/G02             F           58,500.00         ZZ
                                         360         58,471.97          2
                                       9.625            497.25         90
                                       9.375            497.25       65,000.00
    NEW BEDFORD      MA   02740          1            01/02/01         11
    0432546992                           05           02/01/01         25
    003654175                            N            01/01/31
    0


    4067945          E22/G02             F           80,000.00         ZZ
                                         360         77,941.42          1
                                       9.500            672.68         80
                                       9.250            672.68      100,000.00
    ST PETERSBURG    FL   33710          2            11/30/00         00
    0412185308                           05           01/01/01          0
    0412185308                           O            12/01/30
    0


    4067986          E22/G02             F          157,600.00         ZZ
                                         360        157,273.37          1
                                       8.125          1,170.18         80
                                       7.875          1,170.18      197,000.00
    CHINO HILLS      CA   91709          1            11/30/00         00
    0412257347                           05           01/01/01          0
    0412257347                           N            12/01/30
    0


    4069229          H22/G02             F          247,700.00         ZZ
                                         240        247,700.00          2
                                       8.250          2,110.57         80
                                       8.000          2,110.57      309,722.00
    JACKSON HEIGHTS  NY   11370          1            01/25/01         00
    0432569937                           07           03/01/01          0
    0011023                              O            02/01/21
    0


    4069382          163/G02             F           39,900.00         ZZ
                                         360         39,878.21          1
                                       9.000            321.04         70
                                       8.750            321.04       57,000.00
    AKRON            OH   44307          2            12/15/00         00
    0432559706                           05           02/01/01          0
    3910732902                           N            01/01/31
    0


1


    4070171          F96/G02             F          112,000.00         ZZ
                                         240        111,809.86          1
                                       8.000            936.81         78
                                       7.750            936.81      145,000.00
    JEFFERSON        NJ   07849          5            12/08/00         00
    0432517571                           05           02/01/01          0
    0003856                              O            01/01/21
    0


    4070393          E86/G02             F           68,000.00         ZZ
                                         360         67,934.60          1
                                       9.625            577.99         80
                                       9.375            577.99       85,000.00
    FORT LEE         NJ   07024          1            11/21/00         00
    0432548501                           08           01/01/01          0
    970101                               N            12/01/30
    0


    4070456          163/G02             F          390,000.00         ZZ
                                         360        389,775.62          1
                                       8.750          3,068.13         65
                                       8.500          3,068.13      600,000.00
    SANTA CLARITA    CA   91350          5            12/07/00         00
    0432513901                           05           02/01/01          0
    617736598                            O            01/01/31
    0


    4071031          637/G02             F          232,000.00         ZZ
                                         360        231,855.80          1
                                       8.375          1,763.37         80
                                       8.125          1,763.37      290,000.00
    HANOVER          MA   02339          1            12/19/00         00
    0432562262                           05           02/01/01          0
    0021763917                           O            01/01/31
    0


    4071301          G52/G02             F           90,800.00         ZZ
                                         360         90,750.40          2
                                       9.000            730.60         90
                                       8.750            730.60      100,900.00
    TUCSON           AZ   85719          1            12/12/00         10
    0432573764                           05           02/01/01         25
    99006440                             N            01/01/31
    0


    4071310          163/G02             F          584,000.00         ZZ
                                         360        583,646.22          1
                                       8.500          4,490.45         56
                                       8.250          4,490.45    1,050,000.00
1


    BORING           OR   97009          2            12/11/00         00
    0432562957                           05           02/01/01          0
    817742901                            O            01/01/31
    0


    4072058          U05/G02             F          459,600.00         ZZ
                                         360        459,069.21          1
                                       8.750          3,615.68         80
                                       8.500          3,615.68      574,500.00
    CARMEL           CA   93921          1            11/14/00         00
    0432566115                           05           01/01/01          0
    3082805                              N            12/01/30
    0


    4072282          F61/G02             F          148,500.00         ZZ
                                         360        148,407.70          1
                                       8.375          1,128.71         90
                                       8.125          1,128.71      165,000.00
    SELAH            WA   98942          1            12/21/00         11
    0432567550                           05           02/01/01         25
    001278CU                             O            01/01/31
    0


    4072297          637/G02             F          224,000.00         ZZ
                                         360        223,864.30          1
                                       8.500          1,722.37         80
                                       8.250          1,722.37      280,000.00
    SCOTTSDALE       AZ   85254          1            12/12/00         00
    0432548261                           05           02/01/01          0
    0017394644                           O            01/01/31
    0


    4072379          T44/G02             F          225,000.00         ZZ
                                         360        224,863.69          1
                                       8.500          1,730.06         70
                                       8.250          1,730.06      325,000.00
    SHINGLE SPRINGS  CA   95682          5            12/08/00         00
    0432515252                           03           02/01/01          0
    9120173                              O            01/01/31
    0


    4072436          637/G02             F          182,400.00         ZZ
                                         360        182,295.05          1
                                       8.750          1,434.95         80
                                       8.500          1,434.95      228,000.00
    LITTLETON        CO   80129          1            12/12/00         00
    0432540375                           03           02/01/01          0
    0015020076                           O            01/01/31
    0
1




    4072644          637/G02             F          378,300.00         ZZ
                                         360        378,082.35          1
                                       8.750          2,976.09         89
                                       8.500          2,976.09      426,713.00
    MILPITAS         CA   95035          1            12/01/00         12
    0432545010                           01           02/01/01         25
    0021470919                           O            01/01/31
    0


    4072803          E22/G02             F           79,050.00         ZZ
                                         360         78,948.83          1
                                       8.250            593.88         85
                                       8.000            593.88       94,000.00
    MONTGOMERY       AL   36116          2            12/01/00         04
    0412262123                           05           01/01/01         12
    0412262123                           O            12/01/30
    0


    4073012          B65/G02             F          116,200.00         ZZ
                                         360        116,129.60          1
                                       8.500            893.48         70
                                       8.250            893.48      166,000.00
    COLUMBUS         OH   43221          5            12/22/00         00
    0432513554                           05           02/01/01          0
    011100936                            O            01/01/31
    0


    4073114          637/G02             F          101,500.00         ZZ
                                         360        101,441.59          1
                                       8.750            798.51         74
                                       8.500            798.51      138,000.00
    RUIDOSO          NM   88345          2            12/21/00         00
    0432536332                           05           02/01/01          0
    0021853262                           O            01/01/31
    0


    4073220          664/G02             F          320,600.00         ZZ
                                         360        320,446.41          1
                                       9.625          2,725.07         75
                                       9.375          2,725.07      427,500.00
    NEWTONVILLE      MA   02460          1            12/14/00         00
    0432538809                           05           02/01/01          0
    0003653326                           N            01/01/31
    0


    4073224          806/G02             F          142,700.00         ZZ
                                         360        142,526.49          1
1


                                       8.500          1,097.24         80
                                       8.250          1,097.24      178,481.00
    RANCHO CUCAMONG  CA   91730          1            11/14/00         00
    0432448959                           03           01/01/01          0
    1540085131                           O            12/01/30
    0


    4074116          575/G02             F          274,000.00         BB
                                         360        273,861.64          1
                                       9.375          2,278.99         67
                                       9.125          2,278.99      412,000.00
    FAIRFAX STATION  VA   22039          2            12/12/00         00
    0432503415                           03           02/01/01          0
    9441460                              O            01/01/31
    0


    4074177          163/G02             F          295,000.00         ZZ
                                         360        294,816.64          1
                                       8.375          2,242.21         71
                                       8.125          2,242.21      417,000.00
    KEY WEST         FL   33040          5            12/18/00         00
    0432553980                           05           02/01/01          0
    7717750706                           O            01/01/31
    0


    4074317          637/G02             F           42,642.00         ZZ
                                         360         42,619.31          3
                                       9.125            346.95         90
                                       8.875            346.95       47,380.00
    TROY             NY   12180          1            12/27/00         14
    0432546737                           05           02/01/01         25
    0018779496                           N            01/01/31
    0


    4074438          K15/G02             F          135,800.00         ZZ
                                         360        135,731.42          1
                                       9.375          1,129.52         95
                                       9.125          1,129.52      144,000.00
    VERNON           NJ   07422          5            12/13/00         11
    0432513844                           05           02/01/01         30
    20350301612                          O            01/01/31
    0


    4074543          F28/G02             F          300,000.00         ZZ
                                         360        296,163.99          1
                                       8.000          2,201.29         75
                                       7.750          2,201.29      400,000.00
    KETCHUM          ID   83340          5            07/14/99         00
    0432506707                           05           09/01/99          0
1


    4674927                              O            08/01/29
    0


    4074549          F28/G02             F          442,500.00         ZZ
                                         360        441,304.52          1
                                       9.125          3,600.33         75
                                       8.875          3,600.33      590,000.00
    ST PAUL          MN   55105          5            09/01/00         00
    0432507853                           05           10/01/00          0
    6074597                              O            09/01/30
    0


    4074553          F28/G02             F          371,000.00         ZZ
                                         360        370,371.39          1
                                       8.875          2,951.85         70
                                       8.625          2,951.85      530,000.00
    NORTHVILLE       MI   48167          5            10/04/00         00
    0432506558                           05           12/01/00          0
    6142469                              O            11/01/30
    0


    4074557          F28/G02             F          309,000.00         ZZ
                                         360        307,713.10          1
                                       8.375          2,348.62         48
                                       8.125          2,348.62      650,000.00
    WATERFORD        MI   48329          5            10/02/00         00
    0432506509                           29           11/01/00          0
    6189298                              O            10/01/30
    0


    4074618          F28/G02             F          330,000.00         ZZ
                                         360        325,530.78          1
                                       8.000          2,421.42         43
                                       7.750          2,421.42      780,000.00
    PARADISE VALLEY  AZ   85253          5            07/02/99         00
    0432506483                           05           08/01/99          0
    4840726                              O            07/01/29
    0


    4074648          F28/G02             F          360,000.00         ZZ
                                         360        358,979.96          1
                                       8.875          2,864.33         75
                                       8.625          2,864.33      485,000.00
    NORTH KINGSTOWN  RI   02852          5            09/20/00         00
    0432507838                           05           11/01/00          0
    6122883                              O            10/01/30
    0


1


    4075472          964/G02             F           82,400.00         ZZ
                                         360         82,343.29          1
                                       7.875            597.46         80
                                       7.625            597.46      103,000.00
    EUGENE           OR   97405          1            12/11/00         00
    0432503217                           05           02/01/01          0
    95417                                O            01/01/31
    0


    4075758          163/G02             F          495,000.00         T
                                         360        494,667.86          1
                                       8.000          3,632.14         75
                                       7.750          3,632.14      660,000.00
    BURLINGAME       CA   94401          1            12/22/00         00
    0432550929                           01           02/01/01          0
    1000265188                           O            01/01/31
    0


    4075825          624/G02             F          359,000.00         ZZ
                                         360        358,782.52          1
                                       8.500          2,760.40         66
                                       8.250          2,760.40      545,000.00
    SAN JOSE         CA   95124          5            12/13/00         00
    0432506160                           05           02/01/01          0
    35300102196                          O            01/01/31
    0


    4076196          313/G02             F          106,800.00         ZZ
                                         360        106,748.83          3
                                       9.625            907.79         90
                                       9.375            907.79      118,700.00
    MILLWAUKEE       WI   53218          1            12/18/00         10
    0432525095                           05           02/01/01         25
    0007045511                           N            01/01/31
    0


    4076428          964/G02             F          150,000.00         ZZ
                                         360        149,904.35          1
                                       8.250          1,126.90         75
                                       8.000          1,126.90      200,000.00
    PHOENIX          AZ   85032          5            12/14/00         00
    0432499838                           05           02/01/01          0
    4076428                              O            01/01/31
    0


    4077281          E22/G02             F          140,000.00         ZZ
                                         360        139,695.22          1
                                       8.875          1,113.91         80
                                       8.625          1,113.91      175,000.00
1


    EL CAJON         CA   92020          5            11/06/00         00
    0412144511                           05           01/01/01          0
    0412144511                           O            12/01/30
    0


    4077296          E22/G02             F          108,000.00         ZZ
                                         360        107,858.22          1
                                       8.125            801.90         80
                                       7.875            801.90      135,000.00
    AUSTIN           TX   78745          5            12/01/00         00
    0412254641                           05           01/01/01          0
    0412254641                           O            12/01/30
    0


    4077845          144/144             F          410,000.00         ZZ
                                         360        410,000.00          1
                                       8.625          3,188.94         61
                                       8.375          3,188.94      682,000.00
    SOUTHAMPTON      NY   11968          5            01/18/01         00
    00AIMONE                             05           03/01/01          0
    00AIMONE                             O            02/01/31
    0


    4079906          M66/G02             F           80,000.00         ZZ
                                         360         79,912.27          1
                                       9.000            643.70         51
                                       8.750            643.70      159,900.00
    HELMETTA         NJ   08828          1            11/15/00         00
    0432454999                           09           01/01/01          0
    141844                               O            12/01/30
    0


    4080012          676/G02             F          742,000.00         T
                                         360        737,358.92          1
                                       8.500          5,705.34         70
                                       8.250          5,705.34    1,060,000.00
    LAHAINA          HI   96761          1            03/20/00         00
    0432553972                           05           05/01/00          0
    0018703608                           O            04/01/30
    0


    4081562          700/G02             F           39,750.00         ZZ
                                         360         39,729.93          1
                                       9.375            330.62         75
                                       9.125            330.62       53,000.00
    INDIANAPOLIS     IN   46222          5            01/02/01         00
    0432563070                           05           02/01/01          0
    00254447                             N            01/01/31
    0
1




    4081756          E22/G02             F           81,000.00         ZZ
                                         360         80,954.59          1
                                       8.875            644.47         90
                                       8.625            644.47       90,000.00
    MADISON HEIGHTS  MI   48071          1            12/08/00         04
    0412255051                           05           02/01/01         25
    0412255051                           O            01/01/31
    0


    4082090          956/G02             F           71,200.00         ZZ
                                         360         71,082.45          1
                                       9.000            572.89         80
                                       8.750            572.89       89,000.00
    COMMERCE CITY    CO   80022          5            10/23/00         00
    0432455004                           05           12/01/00          0
    2410100107                           O            11/01/30
    0


    4082272          286/286             F           69,750.00         ZZ
                                         360         69,681.11          3
                                       9.500            586.50         90
                                       9.250            586.50       77,500.00
    EAST HARTFORD    CT   06108          1            11/20/00         14
    9782062                              05           01/01/01         25
    9782062                              N            12/01/30
    0


    4082280          286/286             F           78,850.00         ZZ
                                         360         78,772.13          2
                                       9.500            663.01         90
                                       9.250            663.01       87,655.00
    SANFORD          ME   04073          1            11/21/00         14
    9779233                              05           01/01/01         25
    9779233                              N            12/01/30
    0


    4082282          286/286             F           89,600.00         T
                                         360         89,511.49          1
                                       9.500            753.41         75
                                       9.250            753.41      119,500.00
    ISLE             MN   56342          2            11/16/00         00
    9771926                              05           01/01/01          0
    9771926                              O            12/01/30
    0


    4082285          286/286             F          304,000.00         ZZ
                                         360        303,610.97          1
1


                                       8.250          2,283.85         80
                                       8.000          2,283.85      380,000.00
    SAN FRANCISCO    CA   94134          2            11/09/00         00
    9775717                              05           01/01/01          0
    9775717                              O            12/01/30
    0


    4082322          286/286             F          215,900.00         ZZ
                                         360        215,543.55          4
                                       9.000          1,737.18         80
                                       8.750          1,737.18      269,900.00
    PORTLAND         OR   97214          1            10/27/00         00
    9770677                              05           12/01/00          0
    9770677                              N            11/01/30
    0


    4082326          286/286             F          103,200.00         ZZ
                                         360        103,089.74          4
                                       9.125            839.67         80
                                       8.875            839.67      129,000.00
    REDDING          CA   96003          1            11/03/00         00
    9732779                              05           01/01/01          0
    9732779                              N            12/01/30
    0


    4082327          286/286             F          103,200.00         ZZ
                                         360        103,089.74          4
                                       9.125            839.67         80
                                       8.875            839.67      129,000.00
    REDDING          CA   96003          1            11/03/00         00
    9732797                              05           01/01/01          0
    9732797                              N            12/01/30
    0


    4085291          196/G02             F          495,000.00         ZZ
                                         360        494,382.51          1
                                       8.375          3,762.36         75
                                       8.125          3,762.36      660,000.00
    VALENCIA         CA   91355          1            11/20/00         00
    0432457687                           03           01/01/01          0
    1390608                              O            12/01/30
    0


    4085378          P09/G02             F          157,250.00         ZZ
                                         360        157,178.56          1
                                       9.875          1,365.48         85
                                       9.625          1,365.48      185,000.00
    NW WASHINGTON    DC   20001          1            12/26/00         04
    0432541019                           03           02/01/01         12
1


    WILLIAM2                             N            01/01/31
    0


    4085451          S11/G02             F          208,000.00         ZZ
                                         360        207,883.39          1
                                       8.875          1,654.94         80
                                       8.625          1,654.94      260,000.00
    NEWPORT BEACH    CA   91307          5            12/12/00         00
    0432519924                           05           02/01/01          0
    10201524                             O            01/01/31
    0


    4085493          168/168             F           50,150.00         ZZ
                                         360         50,095.01          1
                                       9.000            403.52         75
                                       8.750            403.52       66,900.00
    AMHERST          NY   14051          1            11/17/00         00
    0249648334                           05           01/01/01          0
    0249648334                           O            12/01/30
    0


    4086631          E22/G02             F          144,000.00         ZZ
                                         360        143,910.50          1
                                       8.375          1,094.50         80
                                       8.125          1,094.50      180,000.00
    SAN MARCOS       TX   78666          5            12/04/00         00
    0412243479                           03           02/01/01          0
    0412243479                           O            01/01/31
    0


    4086638          E22/G02             F          183,350.00         ZZ
                                         360        183,244.51          1
                                       8.750          1,442.42         95
                                       8.500          1,442.42      193,000.00
    ROHNERT PARK     CA   94928          1            12/06/00         01
    0412250003                           01           02/01/01         30
    0412250003                           O            01/01/31
    0


    4086655          E22/G02             F           71,000.00         ZZ
                                         360         70,960.19          1
                                       8.875            564.91         80
                                       8.625            564.91       89,000.00
    GLADWIN          MI   48624          5            12/05/00         00
    0412262867                           05           02/01/01          0
    0412262867                           O            01/01/31
    0


1


    4086667          E22/G02             F          131,200.00         ZZ
                                         360        131,124.52          1
                                       8.750          1,032.15         80
                                       8.500          1,032.15      164,000.00
    CEDAR PARK       TX   78613          5            12/05/00         00
    0412268666                           05           02/01/01          0
    0412268666                           O            01/01/31
    0


    4089321          U62/G02             F          130,000.00         ZZ
                                         360        129,917.10          1
                                       8.250            976.65         76
                                       8.000            976.65      172,000.00
    LITTLE RIVER     SC   29566          5            12/02/00         00
    0432478170                           05           02/01/01          0
    2001212447                           O            01/01/31
    0


    4089455          E86/G02             F          360,000.00         ZZ
                                         360        359,653.70          4
                                       9.625          3,059.96         90
                                       9.375          3,059.96      400,000.00
    BROOKLYN         NY   11212          1            11/20/00         12
    0432572089                           05           01/01/01         30
    0000085939                           O            12/01/30
    0


    4089933          A19/G02             F          132,750.00         ZZ
                                         360        132,682.96          2
                                       9.375          1,104.15         90
                                       9.125          1,104.15      147,500.00
    LYNN             MA   01904          1            12/28/00         10
    0432502474                           05           02/01/01         25
    009601                               N            01/01/31
    0


    4090470          E22/G02             F           76,850.00         ZZ
                                         360         76,803.44          1
                                       8.500            590.91         84
                                       8.250            590.91       91,500.00
    SHREVEPORT       LA   71119          2            12/07/00         01
    0412175457                           05           02/01/01         12
    0412175457                           O            01/01/31
    0


    4090473          E22/G02             F          126,000.00         ZZ
                                         360        125,915.46          1
                                       8.000            924.54         90
                                       7.750            924.54      140,000.00
1


    WAYNESVILLE      OH   45068          5            12/07/00         04
    0412203200                           05           02/01/01         25
    0412203200                           O            01/01/31
    0


    4091221          A36/A36             F          120,000.00         ZZ
                                         360        119,932.73          1
                                       8.875            954.77         75
                                       8.625            954.77      160,000.00
    BETHLEHEM        PA   18015          5            12/15/00         00
    0355867                              05           02/01/01          0
    0355867                              O            01/01/31
    0


    4091447          944/G02             F           45,000.00         ZZ
                                         360         44,977.86          3
                                       9.500            378.39         90
                                       9.250            378.39       50,000.00
    FORT WORTH       TX   76103          1            12/19/00         01
    0432507887                           05           02/01/01         25
    W88007945                            N            01/01/31
    0


    4092116          K83/G02             F           49,000.00         ZZ
                                         360         48,880.91          1
                                       9.250            403.11         90
                                       9.000            403.11       54,500.00
    AIKEN            SC   29801          1            09/29/00         12
    0432472892                           05           11/01/00         25
    0023005499                           O            10/01/30
    0


    4094158          E22/G02             F           64,000.00         ZZ
                                         360         63,967.68          1
                                       9.375            532.32         80
                                       9.125            532.32       80,000.00
    TIOGA            TX   76271          5            12/08/00         00
    0412233751                           05           02/01/01          0
    0412233751                           O            01/01/31
    0


    4094160          E22/G02             F           68,000.00         ZZ
                                         360         67,958.81          1
                                       8.500            522.86         85
                                       8.250            522.86       80,000.00
    FRESNO           CA   93728          5            12/04/00         01
    0412237232                           05           02/01/01         12
    0412237232                           O            01/01/31
    0
1




    4094311          253/253             F          375,000.00         ZZ
                                         360        374,495.08          1
                                       8.000          2,751.62         67
                                       7.750          2,751.62      560,000.00
    WHEAT RIDGE      CO   80033          1            12/01/00         00
    959511                               05           01/01/01          0
    959511                               O            12/01/30
    0


    4094925          526/526             F          154,800.00         ZZ
                                         360        152,411.89          1
                                       8.875          1,231.66         90
                                       8.625          1,231.66      172,000.00
    LONGMONT         CO   80501          1            11/01/00         12
    0423918                              05           12/01/00         25
    0423918                              O            11/01/30
    0


    4094960          526/526             F           66,500.00         ZZ
                                         360         66,283.65          1
                                       8.750            523.16         49
                                       8.500            523.16      136,000.00
    TEMPE            AZ   85281          5            10/30/00         00
    0426178                              05           12/01/00          0
    0426178                              O            11/01/30
    0


    4094969          526/526             F          156,800.00         ZZ
                                         360        156,520.28          1
                                       8.625          1,219.57         80
                                       8.375          1,219.57      196,000.00
    HOSCHTON         GA   30548          1            10/31/00         00
    0426358                              05           12/01/00          0
    0426358                              O            11/01/30
    0


    4094999          526/526             F          153,750.00         ZZ
                                         360        153,563.06          1
                                       8.500          1,182.20         75
                                       8.250          1,182.20      205,000.00
    MIDDLETOWN       CT   06457          5            11/08/00         00
    0426976                              05           01/01/01          0
    0426976                              O            12/01/30
    0


    4095020          526/526             F          274,400.00         ZZ
                                         360        274,048.84          4
1


                                       8.250          2,061.48         80
                                       8.000          2,061.48      343,000.00
    ALHAMBRA         CA   91801          1            11/06/00         00
    0427340                              05           01/01/01          0
    0427340                              O            12/01/30
    0


    4095034          526/526             F           72,000.00         ZZ
                                         360         71,905.48          1
                                       8.125            534.60         60
                                       7.875            534.60      120,000.00
    MT LAUREL        NJ   08054          5            11/22/00         00
    0427488                              09           01/01/01          0
    0427488                              O            12/01/30
    0


    4095058          526/526             F           66,400.00         ZZ
                                         360         66,264.10          1
                                       8.875            528.31         80
                                       8.625            528.31       83,000.00
    PHILADELPHIA     PA   19154          5            10/30/00         00
    0427837                              05           12/01/00          0
    0427837                              O            11/01/30
    0


    4095061          526/526             F          308,000.00         ZZ
                                         360        307,605.85          1
                                       8.250          2,313.90         80
                                       8.000          2,313.90      385,000.00
    BIGFORK          MT   59911          1            11/07/00         00
    0427887                              05           01/01/01          0
    0427887                              O            12/01/30
    0


    4095126          526/526             F           72,000.00         ZZ
                                         360         71,907.77          1
                                       8.250            540.91         80
                                       8.000            540.91       90,500.00
    MARION           IL   62959          5            11/21/00         00
    0428778                              05           01/01/01          0
    0428778                              O            12/01/30
    0


    4095161          526/526             F          102,000.00         ZZ
                                         360        101,879.12          1
                                       8.625            793.35         75
                                       8.375            793.35      136,000.00
    BEND             OR   97701          5            11/24/00         00
    0429298                              05           01/01/01          0
1


    0429298                              O            12/01/30
    0


    4095197          526/526             F          164,000.00         ZZ
                                         360        163,800.59          1
                                       8.500          1,261.02         80
                                       8.250          1,261.02      205,000.00
    NAPLES           FL   34108          1            11/08/00         00
    0429708                              05           01/01/01          0
    0429708                              O            12/01/30
    0


    4095214          526/526             F          153,600.00         ZZ
                                         360        153,413.24          1
                                       8.500          1,181.05         80
                                       8.250          1,181.05      192,000.00
    PLACERVILLE      CO   81435          1            11/27/00         00
    0429925                              05           01/01/01          0
    0429925                              O            12/01/30
    0


    4095258          526/526             F          159,000.00         ZZ
                                         360        158,811.57          1
                                       8.625          1,236.69         75
                                       8.375          1,236.69      212,000.00
    BOULDER          CO   80301          5            11/28/00         00
    0430626                              09           01/01/01          0
    0430626                              O            12/01/30
    0


    4095267          526/526             F          138,750.00         ZZ
                                         360        138,605.59          1
                                       9.250          1,141.46         75
                                       9.000          1,141.46      185,000.00
    LAKE VILLA       IL   60046          5            11/22/00         00
    0430888                              05           01/01/01          0
    0430888                              O            12/01/30
    0


    4096964          U62/G02             F          108,000.00         ZZ
                                         360        107,939.45          1
                                       8.875            859.30         90
                                       8.625            859.30      120,000.00
    MECHANICSVILLE   VA   23111          2            12/06/00         04
    0432575744                           05           02/01/01         25
    2001223175                           O            01/01/31
    0


1


    4096979          196/G02             F          146,900.00         ZZ
                                         360        146,716.74          1
                                       8.375          1,116.55         87
                                       8.125          1,116.55      168,980.00
    TALLMADGE        OH   44278          1            11/20/00         10
    0432464741                           29           01/01/01         25
    1386748                              O            12/01/30
    0


    4097101          964/G02             F          156,000.00         ZZ
                                         360        155,912.54          1
                                       8.875          1,241.21         80
                                       8.625          1,241.21      195,000.00
    PORTLAND         OR   97219          2            12/19/00         00
    0432514172                           05           02/01/01          0
    61094978                             O            01/01/31
    0


    4097264          196/G02             F          121,750.00         ZZ
                                         360        121,626.56          1
                                       9.375          1,012.65         84
                                       9.125          1,012.65      145,000.00
    GRETNA           LA   70056          5            11/20/00         10
    0432464386                           05           01/01/01         12
    1390072                              O            12/01/30
    0


    4097331          196/G02             F          140,000.00         ZZ
                                         360        139,829.78          1
                                       8.500          1,076.48         84
                                       8.250          1,076.48      168,000.00
    LOS ANGELES      CA   90744          5            11/14/00         01
    0432468494                           05           01/01/01         17
    1389898                              O            12/01/30
    0


    4097525          196/G02             F           68,400.00         ZZ
                                         360         68,281.05          1
                                       8.750            538.11         90
                                       8.500            538.11       76,000.00
    KILLEEN          TX   76542          1            11/10/00         10
    0432464469                           05           01/01/01         25
    1388089                              N            12/01/30
    0


    4097575          196/G02             F          210,000.00         ZZ
                                         360        209,751.14          1
                                       8.625          1,633.36         76
                                       8.375          1,633.36      279,888.00
1


    SANDIEGO         CA   92117          1            11/16/00         00
    0432464550                           05           01/01/01          0
    1391105                              O            12/01/30
    0


    4098408          E22/G02             F          252,700.00         ZZ
                                         360        252,526.09          1
                                       7.875          1,832.25         47
                                       7.625          1,832.25      538,000.00
    GREELEY          CO   80631          4            12/13/00         00
    0412274706                           05           02/01/01          0
    0412274706                           O            01/01/31
    0


    4098733          P44/G02             F          178,000.00         ZZ
                                         360        177,910.12          2
                                       9.375          1,480.51         65
                                       9.125          1,480.51      275,000.00
    ROXBURY          MA   02119          5            12/20/00         00
    0432505089                           05           02/01/01          0
    6799248520                           N            01/01/31
    0


    4099786          950/G02             F          130,000.00         ZZ
                                         360        129,912.78          1
                                       8.000            953.89         69
                                       7.750            953.89      189,000.00
    SEATTLE          WA   98108          5            12/20/00         00
    0432553428                           05           02/01/01          0
    E2012176                             O            01/01/31
    0


    4099886          637/G02             F          137,500.00         ZZ
                                         360         76,097.52          1
                                       8.750          1,081.72         50
                                       8.500          1,081.72      275,000.00
    BROOKLYN         NY   11201          1            11/21/00         00
    0432566149                           01           01/01/01          0
    0013335500                           N            12/01/30
    0


    4099929          A48/G02             F          250,000.00         ZZ
                                         360        249,840.58          1
                                       8.250          1,878.17         63
                                       8.000          1,878.17      402,000.00
    SAN JOSE         CA   95121          5            12/28/00         00
    0432545135                           05           02/01/01          0
    8111004040                           O            01/01/31
    0
1




    4099935          562/G02             F          156,368.47         ZZ
                                         355        156,285.48          2
                                       9.375          1,304.62         95
                                       9.125          1,304.62      165,000.00
    BRONX            NY   10473          1            01/01/01         12
    0432548824                           05           02/01/01         30
    632046                               O            08/01/30
    0


    4100178          P06/G02             F          154,800.00         ZZ
                                         360        154,721.83          4
                                       9.375          1,287.55         90
                                       9.125          1,287.55      172,000.00
    PHOENIX          AZ   85029          1            12/18/00         04
    0432527836                           03           02/01/01         30
    1401660                              N            01/01/31
    0


    4101189          637/G02             F          121,000.00         ZZ
                                         360        120,928.56          1
                                       8.625            941.13         90
                                       8.375            941.13      135,000.00
    ROME             GA   30161          2            12/18/00         10
    0432536373                           05           02/01/01         25
    0021928353                           O            01/01/31
    0


    4101383          700/G02             F           46,500.00         ZZ
                                         360         46,473.24          1
                                       8.750            365.82         35
                                       8.500            365.82      135,000.00
    MIDDLETOWN       CA   95461          2            12/18/00         00
    0432523959                           03           02/02/01          0
    0000156951                           N            01/02/31
    0


    4101715          U05/G02             F          122,400.00         ZZ
                                         360        122,323.92          1
                                       8.375            930.33         90
                                       8.125            930.33      136,000.00
    FORT COLLINS     CO   80524          5            12/14/00         01
    0432557882                           03           02/01/01         25
    3086734                              O            01/01/31
    0


    4102686          637/G02             F          364,000.00         ZZ
                                         360        363,767.89          1
1


                                       8.250          2,734.61         80
                                       8.000          2,734.61      455,000.00
    WASHINGTON       DC   20016          1            12/20/00         00
    0432547313                           05           02/01/01          0
    0019198746                           O            01/01/31
    0


    4102764          P06/G02             F          154,800.00         ZZ
                                         360        154,721.83          4
                                       9.375          1,287.55         90
                                       9.125          1,287.55      172,000.00
    PHOENIX          AZ   85029          1            12/18/00         04
    0432511897                           05           02/01/01         30
    1401663                              N            01/01/31
    0


    4104006          E22/G02             F          243,000.00         ZZ
                                         360        242,874.02          4
                                       9.250          1,999.10         90
                                       9.000          1,999.10      270,000.00
    CORAL SPRINGS    FL   33065          1            12/15/00         04
    0412254781                           05           02/01/01         25
    0412254781                           N            01/01/31
    0


    4104007          E22/G02             F          105,000.00         ZZ
                                         360        104,927.74          1
                                       7.875            761.32         87
                                       7.625            761.32      122,000.00
    KEARNEY          MO   64060          5            12/04/00         04
    0412256299                           05           02/01/01         25
    0412256299                           O            01/01/31
    0


    4104438          A35/G02             F          675,000.00         ZZ
                                         360        675,000.00          1
                                       8.250          5,071.04         75
                                       8.000          5,071.04      900,000.00
    EAST HILLS       NY   11576          2            01/12/01         00
    0432566347                           05           03/01/01          0
    PFW511                               O            02/01/31
    0


    4104524          883/G02             F           43,400.00         ZZ
                                         360         43,373.71          1
                                       8.500            333.71         33
                                       8.250            333.71      135,447.00
    PORT ST. LUCIE   FL   34983          1            12/21/00         00
    0432540862                           05           02/01/01          0
1


    00003899                             O            01/01/31
    0


    4105426          B57/G02             F           70,000.00         ZZ
                                         360         69,962.75          1
                                       9.125            569.54         80
                                       8.875            569.54       87,500.00
    BAKERSFIELD      CA   93306          5            12/14/00         00
    0432516243                           05           02/01/01          0
    20B0382                              N            01/01/31
    0


    4105488          B57/G02             F           49,600.00         ZZ
                                         360         49,573.61          2
                                       9.125            403.56         80
                                       8.875            403.56       62,000.00
    BAKERSFIELD      CA   93301          5            12/07/00         00
    0432519205                           05           02/01/01          0
    20B0383                              N            01/01/31
    0


    4105638          B57/G02             F           52,800.00         ZZ
                                         360         52,771.90          2
                                       9.125            429.60         80
                                       8.875            429.60       66,000.00
    BAKERSFIELD      CA   93305          5            12/07/00         00
    0432518090                           05           02/01/01          0
    20B0385                              N            01/01/31
    0


    4105867          637/G02             F           46,000.00         ZZ
                                         360         45,974.21          1
                                       8.875            366.00         77
                                       8.625            366.00       60,000.00
    ALBUQUERQUE      NM   87106          2            12/21/00         00
    0432551786                           05           02/01/01          0
    0017394404                           N            01/01/31
    0


    4105984          637/G02             F          124,200.00         ZZ
                                         360        124,135.60          1
                                       9.250          1,021.77         90
                                       9.000          1,021.77      138,000.00
    STONE MOUNTAIN   GA   30083          1            12/19/00         10
    0432525079                           05           02/01/01         25
    0021818687                           O            01/01/31
    0


1


    4106439          637/G02             F           83,000.00         ZZ
                                         360         82,942.88          1
                                       7.875            601.81         83
                                       7.625            601.81      100,000.00
    ROME             GA   30165          2            12/21/00         14
    0432557429                           05           02/01/01         12
    0021817192                           O            01/01/31
    0


    4106781          E47/G02             F           93,600.00         ZZ
                                         360         93,537.20          1
                                       8.000            686.80         80
                                       7.750            686.80      117,000.00
    HOUSTON          TX   77084          1            12/20/00         00
    0432525160                           03           02/01/01          0
    7323011171                           O            01/01/31
    0


    4106987          737/G02             F           86,450.00         ZZ
                                         360         86,401.53          1
                                       8.875            687.84         65
                                       8.625            687.84      133,000.00
    LAFAYETTE        CO   80026          5            12/28/00         00
    0432516185                           09           02/01/01          0
    00000                                N            01/01/31
    0


    4107014          E84/G02             F          280,000.00         ZZ
                                         360        279,258.62          1
                                       8.250          2,103.55         88
                                       8.000          2,103.55      320,000.00
    SAN DIEGO        CA   92126          5            10/17/00         11
    0432528677                           05           12/01/00         25
    16001358                             O            11/01/30
    0


    4107077          624/G02             F           52,000.00         ZZ
                                         360         51,973.04          1
                                       9.250            427.79         65
                                       9.000            427.79       80,000.00
    GLENDALE         AZ   85032          5            12/19/00         00
    0432505444                           05           02/01/01          0
    35509700026                          N            01/01/31
    0


    4107371          623/623             F           77,250.00         ZZ
                                         360         77,163.06          1
                                       8.875            614.64         75
                                       8.625            614.64      103,000.00
1


    APACHE JUNCTION  AZ   85219          5            11/07/00         00
    1950940                              05           01/01/01          0
    1950940                              O            12/01/30
    0


    4107496          624/G02             F          300,000.00         ZZ
                                         360        299,827.40          1
                                       8.750          2,360.10         79
                                       8.500          2,360.10      380,750.00
    SALINAS          CA   93901          1            12/21/00         00
    0432549574                           05           02/01/01          0
    88612000116F                         N            01/01/31
    0


    4108312          637/G02             F          192,000.00         ZZ
                                         360        191,897.82          2
                                       9.125          1,562.18         80
                                       8.875          1,562.18      240,000.00
    SOUTH OZONE PAR  NY   11420          1            12/27/00         00
    0432548741                           05           02/01/01          0
    13334537                             N            01/01/31
    0


    4108452          664/G02             F           76,400.00         ZZ
                                         360         76,353.72          1
                                       8.500            587.45         90
                                       8.250            587.45       84,900.00
    PORTLAND         OR   97203          1            12/20/00         01
    0432562221                           05           02/01/01         25
    0003697711                           N            01/01/31
    0


    4109302          U05/G02             F          400,000.00         ZZ
                                         360        399,763.84          1
                                       8.625          3,111.16         73
                                       8.375          3,111.16      550,000.00
    SAN BRUNO        CA   94066          5            12/22/00         00
    0432578946                           05           02/01/01          0
    3089770                              O            01/01/31
    0


    4109536          758/G02             F          397,500.00         ZZ
                                         360        397,219.45          1
                                       7.750          2,847.74         75
                                       7.500          2,847.74      530,000.00
    HOUSTON          TX   77098          5            12/22/00         00
    0432526531                           05           02/01/01          0
    10641                                O            01/01/31
    0
1




    4110337          E82/G02             F           86,900.00         ZZ
                                         360         86,850.01          1
                                       8.750            683.64         95
                                       8.500            683.64       91,500.00
    ST LOUIS         MO   63118          2            12/11/00         04
    0400339305                           05           02/01/01         30
    0400339305                           O            01/01/31
    0


    4110341          E82/G02             F          173,500.00         ZZ
                                         360        173,392.16          1
                                       8.375          1,318.73         80
                                       8.125          1,318.73      218,000.00
    BELLEVILLE       MI   48111          5            12/12/00         00
    0400341483                           05           02/01/01          0
    0400341483                           O            01/01/31
    0


    4110580          A33/A33             F           83,200.00         ZZ
                                         360         83,150.87          1
                                       8.625            647.13         80
                                       8.375            647.13      104,000.00
    ST JOSEPH        MI   49085          1            12/29/00         00
    0965096322                           05           02/01/01          0
    0965096322                           O            01/01/31
    0


    4111218          M66/G02             F          172,000.00         ZZ
                                         360        171,895.79          1
                                       8.500          1,322.54         67
                                       8.250          1,322.54      260,000.00
    PEQUANNOCK TOWN  NJ   07444          5            12/26/00         00
    0432540888                           05           02/01/01          0
    210591                               O            01/01/31
    0


    4111401          U59/G02             F          360,000.00         ZZ
                                         360        359,764.51          1
                                       8.125          2,672.99         80
                                       7.875          2,672.99      450,000.00
    BROOKFIELD       CT   06804          1            01/12/01         00
    0432561843                           05           02/12/01          0
    800709171                            O            01/12/31
    0


    4112025          950/G02             F          120,750.00         ZZ
                                         360        120,682.31          2
1


                                       8.875            960.74         75
                                       8.625            960.74      161,000.00
    FEDERAL WAY      WA   98003          5            12/27/00         00
    0432539211                           05           02/01/01          0
    E1012115                             N            01/01/31
    0


    4112329          F62/G02             F           57,600.00         ZZ
                                         360         57,561.35          1
                                       8.000            422.65         90
                                       7.750            422.65       64,000.00
    MIAMI            FL   33157          1            12/29/00         04
    0432554079                           01           02/01/01         25
    184881300                            O            01/01/31
    0


    4113568          560/560             F          135,750.00         ZZ
                                         360        135,571.19          1
                                       9.000          1,092.28         75
                                       8.750          1,092.28      181,000.00
    BARRE            VT   05641          5            11/08/00         00
    507411205                            05           01/01/01          0
    507411205                            O            12/01/30
    0


    4113576          560/560             F           57,000.00         ZZ
                                         360         56,820.25          1
                                       9.125            463.78         75
                                       8.875            463.78       76,000.00
    HUBBARDTON       VT   05732          5            10/23/00         00
    507864601                            05           12/01/00          0
    507864601                            O            11/01/30
    0


    4113577          560/560             F           86,250.00         ZZ
                                         360         86,155.42          1
                                       9.000            693.99         75
                                       8.750            693.99      115,000.00
    GRAND LEDGE      MI   48837          5            11/22/00         00
    508001906                            05           01/01/01          0
    508001906                            O            12/01/30
    0


    4113589          560/560             F           93,700.00         ZZ
                                         360         93,498.52          1
                                       9.000            753.94         75
                                       8.750            753.94      125,000.00
    NEW HAVEN        CT   06513          5            10/02/00         00
    652278700                            05           12/01/00          0
1


    652278700                            O            11/01/30
    0


    4113670          P34/G02             F          227,400.00         ZZ
                                         360        227,258.65          1
                                       8.375          1,728.41         74
                                       8.125          1,728.41      308,000.00
    NORTH SMITHFIEL  RI   02830          2            12/22/00         00
    0432540300                           05           02/01/01          0
    61533                                O            01/01/31
    0


    4114090          830/G02             F          481,000.00         ZZ
                                         360        480,685.36          1
                                       8.125          3,571.41         80
                                       7.875          3,571.41      602,000.00
    DAPHNE           AL   36526          5            12/21/00         00
    0432514909                           05           02/01/01          0
    545149                               O            01/01/31
    0


    4114608          E22/G02             F          146,800.00         ZZ
                                         360        146,711.07          1
                                       8.500          1,128.76         80
                                       8.250          1,128.76      183,500.00
    HUNSTVILLE       TX   77320          5            12/13/00         00
    0412199994                           05           02/01/01          0
    0412199994                           O            01/01/31
    0


    4114646          E22/G02             F           68,400.00         ZZ
                                         360         68,366.36          1
                                       9.500            575.14         95
                                       9.250            575.14       72,000.00
    FORT WORTH       TX   76111          2            12/12/00         01
    0412276297                           05           02/01/01         30
    0412276297                           O            01/01/31
    0


    4114651          E22/G02             F          132,800.00         ZZ
                                         360        132,723.59          1
                                       8.750          1,044.74         80
                                       8.500          1,044.74      166,000.00
    WEST LINN        OR   97068          5            12/12/00         00
    0412278236                           05           02/01/01          0
    0412278236                           O            01/01/31
    0


1


    4114658          E22/G02             F           70,000.00         ZZ
                                         360         69,961.76          1
                                       9.000            563.24         74
                                       8.750            563.24       95,000.00
    BEAUFORT         SC   29902          5            12/14/00         00
    0412286189                           05           02/01/01          0
    0412286189                           O            01/01/31
    0


    4114776          T90/G02             F          117,000.00         ZZ
                                         360        116,943.95          4
                                       9.625            994.49         90
                                       9.375            994.49      130,000.00
    GRETNA           LA   70056          1            12/22/00         12
    0432576163                           05           02/01/01         25
    29063                                N            01/01/31
    0


    4115499          637/G02             F          484,000.00         ZZ
                                         360        483,675.25          1
                                       8.000          3,551.42         80
                                       7.750          3,551.42      605,000.00
    SEATTLE          WA   98115          5            12/21/00         00
    0432562296                           05           02/01/01          0
    15469729                             O            01/01/31
    0


    4115800          J95/J95             F          193,600.00         ZZ
                                         360        192,693.05          1
                                       8.375          1,471.50         80
                                       8.125          1,471.50      242,000.00
    WRENTHAM         MA   02093          1            10/27/00         00
    111505791                            05           12/01/00          0
    111505791                            O            11/01/30
    0


    4116173          U05/G02             F          107,100.00         ZZ
                                         360        107,035.11          2
                                       8.500            823.51         85
                                       8.250            823.51      126,000.00
    HAPEVILLE        GA   30354          1            12/29/00         01
    0432557585                           05           02/01/01         12
    3092601                              N            01/01/31
    0


    4116588          B49/G02             F          343,200.00         ZZ
                                         360        343,200.00          1
                                       8.250          2,578.35         80
                                       8.000          2,578.35      429,000.00
1


    EVERGREEN        CO   80439          1            01/05/01         00
    0432563609                           05           03/01/01          0
    154800550                            O            02/01/31
    0


    4116705          664/G02             F          102,000.00         ZZ
                                         360        102,000.00          2
                                       9.000            820.72         70
                                       8.750            820.72      146,000.00
    CHICAGO          IL   60632          5            12/29/00         00
    0432563047                           05           03/01/01          0
    0003670536                           O            02/01/31
    0


    4116927          P59/G02             F           88,000.00         ZZ
                                         360         87,943.89          1
                                       8.250            661.11         80
                                       8.000            661.11      110,000.00
    SANTA MARIA      CA   93454          1            12/21/00         00
    0432556272                           05           02/01/01          0
    AT001138                             N            01/01/31
    0


    4117975          J95/J95             F          130,000.00         ZZ
                                         360        129,755.89          1
                                       8.375            988.10         58
                                       8.125            988.10      228,000.00
    FRAMINGHAM       MA   01701          1            10/25/00         00
    111487818                            05           12/01/00          0
    111487818                            O            11/01/30
    0


    4119260          700/G02             F          130,800.00         ZZ
                                         360        130,716.59          1
                                       8.250            982.66         80
                                       8.000            982.66      163,500.00
    MURRIETA         CA   92562          1            12/27/00         00
    0432563468                           05           02/01/01          0
    0254723                              O            01/01/31
    0


    4119413          E22/G02             F           66,600.00         ZZ
                                         360         66,568.10          1
                                       9.625            566.09         90
                                       9.375            566.09       74,000.00
    JACKSONVILLE     AL   36265          5            12/15/00         01
    0412256141                           05           02/01/01         25
    0412256141                           O            01/01/31
    0
1




    4119454          E22/G02             F           67,200.00         ZZ
                                         360         67,156.04          1
                                       8.125            498.96         80
                                       7.875            498.96       84,000.00
    DURANT           OK   74701          5            12/14/00         00
    0412282261                           05           02/01/01          0
    0412282261                           O            01/01/31
    0


    4120376          964/G02             F          145,500.00         ZZ
                                         360        145,500.00          1
                                       7.625          1,029.84         62
                                       7.375          1,029.84      235,000.00
    PORTLAND         OR   97212          5            12/28/00         00
    0432548147                           03           03/01/01          0
    96664                                O            02/01/31
    0


    4120437          U28/G02             F          346,000.00         ZZ
                                         360        345,761.89          1
                                       7.875          2,508.74         74
                                       7.625          2,508.74      470,000.00
    DECATUR          GA   30030          5            12/04/00         00
    0432512754                           05           02/01/01          0
    047036                               O            01/01/31
    0


    4120564          U05/G02             F          166,500.00         ZZ
                                         360        166,388.28          4
                                       8.000          1,221.72         90
                                       7.750          1,221.72      185,000.00
    NORTH LAS VEGAS  NV   89030          1            12/29/00         01
    0432562320                           05           02/01/01         25
    3093118                              O            01/01/31
    0


    4120827          227/G02             F           81,250.00         ZZ
                                         360         81,250.00          1
                                       8.250            610.41         65
                                       8.000            610.41      125,000.00
    GERMANTOWN       MD   20876          1            01/05/01         00
    0432574093                           01           03/01/01          0
    1902680                              O            02/01/31
    0


    4120925          944/G02             F          117,000.00         ZZ
                                         360        116,884.44          4
1


                                       9.500            983.80         90
                                       9.250            983.80      130,000.00
    PHOENIX          AZ   85015          1            11/28/00         01
    0432558104                           05           01/01/01         25
    W88002572                            N            12/01/30
    0


    4121429          624/G02             F          103,500.00         ZZ
                                         360        103,428.77          1
                                       7.875            750.45         75
                                       7.625            750.45      138,000.00
    LOVELAND         CO   80537          5            12/22/00         00
    0432505378                           05           02/01/01          0
    7301440013                           O            01/01/31
    0


    4121456          964/G02             F          160,000.00         ZZ
                                         360        159,900.55          1
                                       8.375          1,216.12         80
                                       8.125          1,216.12      200,000.00
    OAKLAND          CA   94607          1            01/02/01         00
    0432540532                           05           02/01/01          0
    97683                                O            01/01/31
    0


    4122321          U05/G02             F          526,500.00         ZZ
                                         360        526,500.00          1
                                       8.750          4,141.98         66
                                       8.500          4,141.98      800,000.00
    DALLAS           TX   75209          5            01/05/01         00
    0432563062                           05           03/01/01          0
    3093497                              O            02/01/31
    0


    4122553          F96/G02             F          375,200.00         T
                                         360        374,941.79          1
                                       7.875          2,720.46         80
                                       7.625          2,720.46      469,000.00
    LONG BEACH TOWN  NJ   08008          1            12/27/00         00
    0432548600                           05           02/01/01          0
    0004126                              O            01/01/31
    0


    4122588          G52/G02             F          120,000.00         ZZ
                                         360        119,930.96          1
                                       8.750            944.04         80
                                       8.500            944.04      150,000.00
    LOS ANGELES      CA   90023          2            12/12/00         00
    0432503720                           05           02/01/01          0
1


    87004259                             O            01/01/31
    0


    4122646          944/G02             F          308,000.00         ZZ
                                         360        307,585.29          1
                                       8.000          2,260.00         72
                                       7.750          2,260.00      433,000.00
    SAN JOSE         CA   95139          5            11/14/00         00
    0432517340                           05           01/01/01          0
    W00103013                            O            12/01/30
    0


    4122764          253/253             F          400,000.00         ZZ
                                         360        399,751.38          1
                                       8.375          3,040.29         77
                                       8.125          3,040.29      525,000.00
    SAN JOSE         CA   95112          1            12/11/00         00
    959543                               05           02/01/01          0
    959543                               O            01/01/31
    0


    4122829          637/G02             F           33,000.00         ZZ
                                         360         32,981.50          1
                                       8.875            262.56         75
                                       8.625            262.56       44,000.00
    WEBSTER          TX   77598          1            12/22/00         00
    0432563633                           01           02/01/01          0
    0021724356                           N            01/01/31
    0


    4122965          588/G02             F          236,000.00         ZZ
                                         360        235,713.04          1
                                       8.500          1,814.64         80
                                       8.250          1,814.64      295,000.00
    RARITAN TOWNSHI  NJ   08822          1            11/28/00         00
    0432551471                           05           01/01/01          0
    1030318                              O            12/01/30
    0


    4122976          455/G02             F           55,800.00         ZZ
                                         360         55,743.42          1
                                       9.375            464.12         90
                                       9.125            464.12       62,000.00
    HOUSTON          TX   77049          1            11/07/00         01
    0432553899                           03           01/01/01         25
    30001323                             O            12/01/30
    0


1


    4123130          168/168             F          299,000.00         ZZ
                                         360        298,827.98          1
                                       8.750          2,352.23         74
                                       8.500          2,352.23      407,000.00
    GROSSE POINTE F  MI   48236          5            11/29/00         00
    0209524987                           05           02/01/01          0
    0209524987                           O            01/01/31
    0


    4123199          P06/G02             F          279,000.00         ZZ
                                         360        279,000.00          4
                                       8.500          2,145.27         90
                                       8.250          2,145.27      310,000.00
    SIGNAL HILL      CA   90806          1            01/02/01         04
    0432562270                           05           03/01/01         25
    0001561                              O            02/01/31
    0


    4123744          U05/G02             F           44,000.00         ZZ
                                         360         43,974.68          1
                                       8.750            346.15         80
                                       8.500            346.15       55,000.00
    KENNETT SQUARE   PA   19348          1            12/29/00         00
    0432560597                           05           02/01/01          0
    3089402                              N            01/01/31
    0


    4123925          K15/G02             F          147,000.00         ZZ
                                         360        146,896.24          1
                                       7.750          1,053.13         75
                                       7.500          1,053.13      197,000.00
    RIDGE            NY   11961          5            12/26/00         00
    0432535433                           05           02/01/01          0
    906                                  O            01/01/31
    0


    4124088          T90/G02             F           60,300.00         ZZ
                                         360         60,269.55          2
                                       9.375            501.54         90
                                       9.125            501.54       67,000.00
    NEW ORLEANS      LA   70114          1            12/29/00         12
    0432559920                           05           02/01/01         25
    30047                                N            01/01/31
    0


    4124172          964/G02             F          306,000.00         ZZ
                                         360        306,000.00          1
                                       8.125          2,272.04         90
                                       7.875          2,272.04      340,000.00
1


    WENATCHEE        WA   98801          1            01/08/01         11
    0432556520                           05           03/01/01         25
    92520                                O            02/01/31
    0


    4124294          637/G02             F          150,000.00         ZZ
                                         360        149,906.77          1
                                       8.375          1,140.11         43
                                       8.125          1,140.11      350,000.00
    SAN JOSE         CA   95121          5            12/26/00         00
    0432553048                           05           02/01/01          0
    0021480058                           N            01/01/31
    0


    4124421          637/G02             F          348,700.00         ZZ
                                         360        348,523.91          1
                                       9.375          2,900.31         75
                                       9.125          2,900.31      465,000.00
    ATLANTA          GA   30324          1            12/27/00         00
    0432543569                           05           02/01/01          0
    0021930029                           N            01/01/31
    0


    4124434          K15/G02             F           80,100.00         ZZ
                                         360         80,059.55          1
                                       9.375            666.23         89
                                       9.125            666.23       90,000.00
    SPRINGFIELD      MA   01118          5            12/26/00         04
    0432517118                           05           02/01/01         25
    037905302409                         O            01/01/31
    0


    4125174          E44/G02             F          228,300.00         T
                                         360        228,161.69          1
                                       8.500          1,755.43         57
                                       8.250          1,755.43      405,000.00
    PARK CITY        UT   84060          5            12/22/00         00
    0432504504                           05           02/01/01          0
    53000116                             O            01/01/31
    0


    4125202          163/G02             F          535,700.00         ZZ
                                         360        535,112.59          1
                                       9.000          4,310.36         80
                                       8.750          4,310.36      675,000.00
    SPOKANE          WA   99208          5            11/20/00         00
    0432552396                           05           01/01/01          0
    817718844                            O            12/01/30
    0
1




    4125246          637/G02             F          122,988.00         ZZ
                                         360        122,917.24          1
                                       8.750            967.55         80
                                       8.500            967.55      153,735.00
    MINDEN           NV   89423          1            12/22/00         00
    0432551760                           03           02/01/01          0
    0021361662                           N            01/01/31
    0


    4125423          964/G02             F          253,500.00         ZZ
                                         360        253,357.88          1
                                       8.875          2,016.96         81
                                       8.625          2,016.96      313,000.00
    SCOTTSDALE       AZ   85262          2            12/29/00         01
    0432539971                           03           02/01/01         25
    97942                                O            01/01/31
    0


    4125619          E22/G02             F           67,450.00         ZZ
                                         360         67,416.82          1
                                       9.500            567.16         95
                                       9.250            567.16       71,000.00
    LEITCHFIELD      KY   42754          5            12/18/00         04
    0412229361                           05           02/01/01         30
    0412229361                           O            01/01/31
    0


    4126289          G81/G02             F           54,700.00         ZZ
                                         360         54,671.64          1
                                       9.250            450.01         75
                                       9.000            450.01       73,000.00
    MIAMI            FL   33156          1            12/28/00         00
    0432506152                           08           02/01/01          0
    200010011                            N            01/01/31
    0


    4127277          Q17/G02             F           38,400.00         T
                                         360         38,361.05          1
                                       9.375            319.40         80
                                       9.125            319.40       48,000.00
    RENO             NV   89509          1            11/15/00         00
    0432501542                           01           01/01/01          0
    200010917                            O            12/01/30
    0


    4127354          Q41/G02             F          267,300.00         ZZ
                                         360        267,300.00          4
1


                                       9.375          2,223.27         90
                                       9.125          2,223.27      297,000.00
    COLORADO SPRING  CO   80917          1            01/05/01         04
    0432539401                           05           03/01/01         25
    31027                                N            02/01/31
    0


    4128208          637/G02             F          112,500.00         ZZ
                                         360        112,388.90          4
                                       9.500            945.96         90
                                       9.250            945.96      125,000.00
    PHOENIX          AZ   85017          1            11/22/00         04
    0432553626                           05           01/01/01         25
    0017392309                           N            12/01/30
    0


    4128891          T90/G02             F          191,200.00         ZZ
                                         360        191,074.93          1
                                       8.125          1,419.65         80
                                       7.875          1,419.65      239,000.00
    PFLUGERVILLE     TX   78660          1            12/29/00         00
    0432557510                           03           02/01/01          0
    29779                                O            01/01/31
    0


    4128926          637/G02             F          300,000.00         ZZ
                                         360        299,793.54          1
                                       7.875          2,175.21         69
                                       7.625          2,175.21      437,000.00
    COVINGTON        LA   70433          2            12/29/00         00
    0432571214                           05           02/01/01          0
    17692070                             O            01/01/31
    0


    4131034          E22/G02             F           97,500.00         ZZ
                                         360         97,440.93          1
                                       8.500            749.69         75
                                       8.250            749.69      130,000.00
    MESQUITE         NV   89027          2            12/14/00         00
    0412238503                           09           02/01/01          0
    0412238503                           O            01/01/31
    0


    4131037          E22/G02             F          154,000.00         ZZ
                                         360        153,901.80          1
                                       8.250          1,156.95         80
                                       8.000          1,156.95      194,000.00
    CORONA           CA   92883          2            12/14/00         00
    0412253619                           03           02/01/01          0
1


    0412253619                           O            01/01/31
    0


    4131120          883/G02             F           84,000.00         ZZ
                                         360         84,000.00          4
                                       8.875            668.35         80
                                       8.625            668.35      105,000.00
    LAKELAND         FL   33810          1            01/08/01         00
    0432559722                           05           03/01/01          0
    210151160                            N            02/01/31
    0


    4131517          T90/G02             F           60,300.00         ZZ
                                         360         60,269.55          2
                                       9.375            501.54         90
                                       9.125            501.54       67,000.00
    NEW ORLEANS      LA   70114          1            12/29/00         12
    0432564052                           05           02/01/01         25
    30048                                N            01/01/31
    0


    4131752          637/G02             F           62,400.00         ZZ
                                         360         62,361.21          1
                                       8.375            474.29         80
                                       8.125            474.29       78,000.00
    DENHAM SPRINGS   LA   70706          1            12/08/00         00
    0432511467                           05           02/01/01          0
    0017692468                           O            01/01/31
    0


    4131815          Q64/G02             F          374,000.00         ZZ
                                         360        373,795.71          1
                                       9.000          3,009.29         75
                                       8.750          3,009.29      499,900.00
    OSPREY           FL   34229          1            12/22/00         00
    0432556116                           01           02/01/01          0
    7201010594                           N            01/01/31
    0


    4131936          637/G02             F           47,700.00         ZZ
                                         360         47,652.89          4
                                       9.500            401.09         90
                                       9.250            401.09       53,000.00
    BATON ROUGE      LA   70807          1            12/04/00         01
    0432517357                           05           01/01/01         25
    0017692948                           N            12/01/30
    0


1


    4132004          E45/G02             F          100,000.00         ZZ
                                         360         99,942.47          1
                                       8.750            786.70         80
                                       8.500            786.70      125,000.00
    MARGATE          FL   33063          1            12/29/00         00
    0432566883                           05           02/01/01          0
    106890                               O            01/01/31
    0


    4132204          Q73/G02             F          155,000.00         ZZ
                                         360        154,890.60          1
                                       7.750          1,110.44         69
                                       7.500          1,110.44      225,000.00
    SENATOBIA        MS   38668          5            12/21/00         00
    0432542074                           05           02/01/01          0
    2770163                              O            01/01/31
    0


    4132615          N94/G02             F          152,000.00         ZZ
                                         360        151,912.55          3
                                       8.750          1,195.78         95
                                       8.500          1,195.78      160,000.00
    LEOMINSTER       MA   01453          1            12/29/00         14
    0432557890                           05           02/01/01         30
    4131069                              O            01/01/31
    0


    4132797          T86/G02             F           94,700.00         ZZ
                                         360         94,645.51          1
                                       8.750            745.01         76
                                       8.500            745.01      125,000.00
    BENNINGTON       VT   05201          5            12/20/00         00
    0432517456                           05           02/01/01          0
    0348                                 O            01/01/31
    0


    4133055          950/G02             F          109,700.00         ZZ
                                         360        109,633.54          1
                                       8.500            843.50         90
                                       8.250            843.50      121,900.00
    BEAVERTON        OR   97007          1            12/05/00         11
    0432511392                           05           02/01/01         25
    E9009031                             O            01/01/31
    0


    4133060          536/536             F          130,000.00         ZZ
                                         360        128,686.96          1
                                       9.250          1,069.48         55
                                       9.000          1,069.48      237,000.00
1


    WAIPAHU          HI   96797          1            09/25/00         00
    1267624                              05           11/01/00          0
    1267624                              O            10/01/30
    0


    4133161          455/G02             F           81,900.00         ZZ
                                         360         77,537.59          1
                                       8.750            644.31         90
                                       8.500            644.31       91,000.00
    HOUSTON          TX   77084          1            11/27/00         01
    0432498921                           03           01/01/01         25
    30001476                             O            12/01/30
    0


    4133436          940/G02             F          139,000.00         ZZ
                                         360        139,000.00          1
                                       8.500          1,068.79         70
                                       8.250          1,068.79      200,000.00
    RESEDA           CA   91335          2            01/02/01         00
    0432530434                           05           03/01/01          0
    3388                                 O            02/01/31
    0


    4133633          L55/G02             F          112,500.00         ZZ
                                         360        112,500.00          2
                                       8.625            875.02         75
                                       8.375            875.02      150,000.00
    CARTERET         NJ   07008          1            01/18/01         00
    0432566669                           05           03/01/01          0
    429851                               O            02/01/31
    0


    4133832          624/G02             F          111,000.00         ZZ
                                         360        111,000.00          1
                                       8.125            824.17         77
                                       7.875            824.17      145,000.00
    HESPERIA         CA   92345          1            12/29/00         00
    0432520708                           05           03/01/01          0
    46300200093F                         O            02/01/31
    0


    4134172          E47/G02             F          171,600.00         ZZ
                                         360        171,513.35          4
                                       9.375          1,427.28         65
                                       9.125          1,427.28      264,000.00
    DENVER           CO   80223          5            12/29/00         00
    0432543932                           05           02/01/01          0
    7332015440                           N            01/01/31
    0
1




    4134793          E22/G02             F          136,500.00         ZZ
                                         360        136,412.96          1
                                       8.250          1,025.48         65
                                       8.000          1,025.48      210,000.00
    LAWNDALE         CA   90260          5            12/19/00         00
    0412208415                           01           02/01/01          0
    0412208415                           O            01/01/31
    0


    4134799          E22/G02             F          187,000.00         ZZ
                                         360        186,883.76          1
                                       8.375          1,421.34         85
                                       8.125          1,421.34      220,000.00
    STEVENSVILLE     MI   49127          5            12/21/00         04
    0412250144                           05           02/01/01         12
    0412250144                           O            01/01/31
    0


    4134806          E22/G02             F          138,000.00         ZZ
                                         360        137,916.40          1
                                       8.500          1,061.10         80
                                       8.250          1,061.10      172,501.00
    COLORADO SPRING  CO   80907          1            12/27/00         00
    0412255986                           05           02/01/01          0
    0412255986                           O            01/01/31
    0


    4134807          E22/G02             F           98,000.00         ZZ
                                         360         97,942.15          1
                                       8.625            762.23         86
                                       8.375            762.23      115,000.00
    GRAND JUNCTION   CO   81501          2            12/21/00         01
    0412257818                           05           02/01/01         25
    0412257818                           O            01/01/31
    0


    4134810          E22/G02             F          221,000.00         ZZ
                                         360        220,872.85          1
                                       8.750          1,738.61         79
                                       8.500          1,738.61      280,000.00
    FORT WORTH       TX   76140          5            12/19/00         00
    0412261034                           05           02/01/01          0
    0412261034                           O            01/01/31
    0


    4134825          E22/G02             F          318,750.00         ZZ
                                         360        318,561.82          1
1


                                       8.625          2,479.20         75
                                       8.375          2,479.20      425,000.00
    LAKE FOREST      CA   92630          5            12/18/00         00
    0412278426                           03           02/01/01          0
    0412278426                           O            01/01/31
    0


    4134826          E22/G02             F          108,750.00         ZZ
                                         360        108,690.60          1
                                       9.000            875.03         95
                                       8.750            875.03      114,500.00
    CHICAGO          IL   60659          1            12/27/00         04
    0412278467                           01           02/01/01         30
    0412278467                           O            01/01/31
    0


    4134831          E22/G02             F          196,000.00         ZZ
                                         360        195,887.24          1
                                       8.750          1,541.93         80
                                       8.500          1,541.93      245,000.00
    IRMO             SC   29063          5            12/21/00         00
    0412280372                           05           02/01/01          0
    0412280372                           O            01/01/31
    0


    4134832          E22/G02             F           55,125.00         T
                                         360         55,093.28          1
                                       8.750            433.67         75
                                       8.500            433.67       73,500.00
    ROSLYN           WA   98941          1            12/12/00         00
    0412280679                           05           02/01/01          0
    0412280679                           O            01/01/31
    0


    4134834          E22/G02             F           83,700.00         ZZ
                                         360         83,646.63          1
                                       8.250            628.81         73
                                       8.000            628.81      115,000.00
    MOORESVILLE      NC   28115          2            12/21/00         00
    0412282329                           05           02/01/01          0
    0412282329                           O            01/01/31
    0


    4134839          E22/G02             F           65,600.00         ZZ
                                         360         65,558.17          1
                                       8.250            492.83         80
                                       8.000            492.83       82,000.00
    LAUDERHILL       FL   33319          1            12/27/00         00
    0412285140                           06           02/01/01          0
1


    0412285140                           O            01/01/31
    0


    4134846          E22/G02             F           85,000.00         ZZ
                                         360         84,945.80          1
                                       8.250            638.58         50
                                       8.000            638.58      170,000.00
    STANFIELD        NC   28163          5            12/21/00         00
    0412287963                           05           02/01/01          0
    0412287963                           O            01/01/31
    0


    4134853          E22/G02             F          120,000.00         ZZ
                                         360        119,932.73          1
                                       8.875            954.77         75
                                       8.625            954.77      161,000.00
    ISANTI           MN   55040          5            12/21/00         00
    0412290348                           05           02/01/01          0
    0412290348                           O            01/01/31
    0


    4134856          E22/G02             F          200,000.00         ZZ
                                         360        199,875.69          1
                                       8.375          1,520.14         80
                                       8.125          1,520.14      250,000.00
    BRIGHTON         CO   80603          5            12/21/00         00
    0412291445                           05           02/01/01          0
    0412291445                           O            01/01/31
    0


    4134862          E22/G02             F          100,000.00         ZZ
                                         360         99,942.47          1
                                       8.750            786.70         80
                                       8.500            786.70      125,000.00
    RICHARDSON       TX   75080          1            12/27/00         00
    0412294282                           05           02/01/01          0
    0412294282                           O            01/01/31
    0


    4134865          E22/G02             F           72,000.00         T
                                         360         71,962.67          1
                                       9.250            592.33         80
                                       9.000            592.33       90,000.00
    LONG BRANCH      NJ   07740          1            12/27/00         00
    0412294902                           01           02/01/01          0
    0412294902                           O            01/01/31
    0


1


    4134871          E22/G02             F          108,800.00         ZZ
                                         360        108,737.40          1
                                       8.750            855.93         80
                                       8.500            855.93      136,000.00
    BOCA RATON       FL   33431          1            12/27/00         00
    0412298994                           05           02/01/01          0
    0412298994                           O            01/01/31
    0


    4135036          T90/G02             F          135,000.00         ZZ
                                         360        135,000.00          4
                                       9.125          1,098.40         90
                                       8.875          1,098.40      150,000.00
    HOUSTON          TX   77091          1            01/23/01         12
    0432577443                           03           03/01/01         25
    30961                                N            02/01/31
    0


    4135129          637/G02             F          360,000.00         ZZ
                                         360        359,813.36          1
                                       9.250          2,961.64         75
                                       9.000          2,961.64      480,000.00
    NE ATLANTA       GA   30324          1            12/29/00         00
    0432557304                           05           02/01/01          0
    0021930292                           N            01/01/31
    0


    4135349          964/G02             F          252,000.00         ZZ
                                         360        252,000.00          1
                                       8.875          2,005.03         80
                                       8.625          2,005.03      315,000.00
    PHOENIX          AZ   85050          1            01/08/01         00
    0432558450                           03           03/01/01          0
    94976                                N            02/01/31
    0


    4135643          E82/G02             F           70,000.00         ZZ
                                         360         69,957.59          1
                                       8.500            538.24         27
                                       8.250            538.24      260,500.00
    EAST STROUDSBUR  PA   18301          5            12/22/00         00
    0400351953                           05           02/01/01          0
    0400351953                           O            01/01/31
    0


    4135656          T35/G02             F           66,400.00         ZZ
                                         360         66,362.77          1
                                       8.875            528.31         80
                                       8.625            528.31       83,000.00
1


    EATON            OH   45320          5            12/21/00         00
    0400342879                           05           02/01/01          0
    0400342879                           O            01/01/31
    0


    4135779          U99/G02             F          174,150.00         ZZ
                                         360        174,150.00          3
                                       8.750          1,370.04         90
                                       8.500          1,370.04      193,500.00
    WEST CHESTER     PA   19382          1            01/12/01         01
    0432555159                           05           03/01/01         25
    30000365                             N            02/01/31
    0


    4136269          T90/G02             F          135,000.00         ZZ
                                         360        135,000.00          4
                                       9.125          1,098.40         90
                                       8.875          1,098.40      150,000.00
    HOUSTON          TX   77489          1            01/23/01         12
    0432577641                           03           03/01/01         25
    30958                                N            02/01/31
    0


    4136376          B60/G02             F          110,500.00         ZZ
                                         360        110,425.86          1
                                       8.000            810.81         85
                                       7.750            810.81      130,000.00
    LAS VEGAS        NV   89102          5            12/13/00         01
    0432525574                           05           02/01/01         12
    303495                               O            01/01/31
    0


    4136417          168/168             F          224,000.00         ZZ
                                         360        223,864.30          1
                                       8.500          1,722.37         71
                                       8.250          1,722.37      316,000.00
    DAVIDSON         NC   28036          5            11/30/00         00
    0869327399                           05           02/01/01          0
    0869327399                           O            01/01/31
    0


    4136538          964/G02             F           72,000.00         ZZ
                                         360         71,954.09          1
                                       8.250            540.91         60
                                       8.000            540.91      122,000.00
    YUCCA VALLEY     CA   92284          1            12/20/00         00
    0432557270                           05           02/01/01          0
    95384                                O            01/01/31
    0
1




    4136658          J83/G02             F           93,600.00         ZZ
                                         360         93,541.82          1
                                       8.375            711.43         80
                                       8.125            711.43      117,000.00
    VIRGINIA BEACH   VA   23456          1            12/06/00         00
    0432566172                           05           02/01/01          0
    282923                               N            01/01/31
    0


    4136955          E45/G02             F          137,600.00         ZZ
                                         360        137,518.76          1
                                       8.625          1,070.24         80
                                       8.375          1,070.24      172,000.00
    ATLANTA          GA   30319          5            01/04/01         00
    0432553311                           01           02/01/01          0
    107842                               O            01/01/31
    0


    4137887          P44/G02             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       9.125          1,236.72         80
                                       8.875          1,236.72      190,000.00
    HOLDEN           MA   01520          1            01/11/01         00
    0432552685                           05           03/01/01          0
    000554                               N            02/01/31
    0


    4138144          E47/G02             F           79,200.00         ZZ
                                         360         79,158.94          1
                                       9.250            651.56         90
                                       9.000            651.56       88,000.00
    PUEBLO           CO   81004          5            12/14/00         01
    0432518306                           05           02/01/01         25
    7332015223                           O            01/01/31
    0


    4138270          E22/G02             F          392,300.00         ZZ
                                         360        392,043.38          1
                                       8.125          2,912.82         80
                                       7.875          2,912.82      490,404.00
    SAN JOSE         CA   95112          1            12/14/00         00
    0412244329                           01           02/01/01          0
    0412244329                           N            01/01/31
    0


    4138277          E22/G02             F          224,000.00         ZZ
                                         360        223,867.75          1
1


                                       8.625          1,742.25         75
                                       8.375          1,742.25      300,000.00
    CONCORD          CA   94521          5            12/18/00         00
    0412261679                           05           02/01/01          0
    0412261679                           O            01/01/31
    0


    4138280          E22/G02             F           94,800.00         ZZ
                                         360         94,750.85          4
                                       9.250            779.90         75
                                       9.000            779.90      127,000.00
    AUSTIN           TX   78744          2            12/21/00         00
    0412264707                           05           02/01/01          0
    0412264707                           O            01/01/31
    0


    4138285          E22/G02             F           73,500.00         ZZ
                                         360         73,464.79          1
                                       9.625            624.74         81
                                       9.375            624.74       91,500.00
    OSMUND           NE   68765          5            12/22/00         04
    0412269193                           05           02/01/01         12
    0412269193                           O            01/01/31
    0


    4138286          E22/G02             F           59,400.00         ZZ
                                         360         59,367.55          3
                                       9.000            477.95         90
                                       8.750            477.95       66,000.00
    NEWBURGH         NY   12550          1            12/28/00         04
    0412269573                           05           02/01/01         25
    0412269573                           N            01/01/31
    0


    4138289          E22/G02             F           89,600.00         ZZ
                                         360         89,542.87          1
                                       8.250            673.13         80
                                       8.000            673.13      112,000.00
    WALNUT CREEK     CA   94595          1            12/26/00         00
    0412274482                           01           02/01/01          0
    0412274482                           O            01/01/31
    0


    4138307          E22/G02             F          569,000.00         ZZ
                                         360        568,646.34          1
                                       8.375          4,324.81         72
                                       8.125          4,324.81      800,000.00
    SEATTLE          WA   98103          5            12/20/00         00
    0412285660                           05           02/01/01          0
1


    0412285660                           O            01/01/31
    0


    4138308          E22/G02             F          136,650.00         ZZ
                                         360        136,558.31          1
                                       8.000          1,002.69         80
                                       7.750          1,002.69      171,960.00
    SAN ANTONIO      TX   78258          1            12/22/00         00
    0412285686                           03           02/01/01          0
    0412285686                           O            01/01/31
    0


    4138334          E22/G02             F          350,000.00         ZZ
                                         360        349,782.46          1
                                       8.375          2,660.25         48
                                       8.125          2,660.25      744,000.00
    LOS GATOS        CA   95033          5            12/21/00         00
    0412293441                           05           02/01/01          0
    0412293441                           O            01/01/31
    0


    4138336          E22/G02             F           78,000.00         ZZ
                                         360         77,908.50          1
                                       9.125            634.63         65
                                       8.875            634.63      121,000.00
    SMITHFIELD       RI   02917          5            12/22/00         00
    0412294167                           05           02/01/01          0
    0412294167                           O            01/01/31
    0


    4138348          E22/G02             F           91,500.00         ZZ
                                         360         91,430.93          1
                                       9.000            736.23         90
                                       8.750            736.23      102,000.00
    CARENCRO         LA   70520          2            12/22/00         04
    0412297954                           05           02/01/01         25
    0412297954                           O            01/01/31
    0


    4138465          U62/G02             F          133,000.00         ZZ
                                         360        132,901.05          1
                                       7.875            964.34         95
                                       7.625            964.34      140,000.00
    STERLING HEIGHT  MI   48313          2            12/19/00         04
    0432516086                           05           02/01/01         30
    2001225408                           O            01/01/31
    0


1


    4138556          163/G02             F          115,000.00         ZZ
                                         360        114,877.13          1
                                       9.125            935.68         31
                                       8.875            935.68      378,500.00
    SHREWSBURY       MA   01545          1            11/30/00         00
    0432512796                           05           01/01/01          0
    3217592124                           O            12/01/30
    0


    4138678          P44/G02             F          121,600.00         ZZ
                                         360        121,600.00          1
                                       9.375          1,011.41         80
                                       9.125          1,011.41      152,000.00
    SOUTHBOROUGH     MA   01745          1            01/05/01         00
    0432518686                           05           03/01/01          0
    000554                               N            02/01/31
    0


    4138785          637/G02             F          100,000.00         ZZ
                                         360         99,865.35          4
                                       8.000            733.77         80
                                       7.750            733.77      125,000.00
    MARYSVILLE       CA   95901          1            11/30/00         00
    0432572667                           05           01/01/01          0
    0021352778                           N            12/01/30
    0


    4139038          E82/G02             F          200,000.00         ZZ
                                         360        199,875.69          1
                                       8.375          1,520.14         60
                                       8.125          1,520.14      335,000.00
    FERNADINA BEACH  FL   32034          5            12/22/00         00
    0400351300                           03           02/01/01          0
    0400351300                           O            01/01/31
    0


    4139041          E82/G02             F          100,800.00         ZZ
                                         360        100,746.36          1
                                       9.125            820.14         80
                                       8.875            820.14      126,000.00
    LANCASTER        PA   17601          2            12/22/00         00
    0400352688                           05           02/01/01          0
    0400352688                           O            01/01/31
    0


    4139090          U62/G02             F           50,000.00         ZZ
                                         360         49,975.40          1
                                       9.500            420.43         75
                                       9.250            420.43       67,000.00
1


    SAN ANTONIO      TX   78201          5            12/06/00         00
    0432562759                           05           02/01/01          0
    2001223094                           N            01/01/31
    0


    4139518          E47/G02             F          289,000.00         ZZ
                                         360        288,824.92          1
                                       8.500          2,222.16         79
                                       8.250          2,222.16      368,000.00
    BRIGHTON         CO   80601          2            01/03/01         00
    0432545556                           05           02/01/01          0
    7332015399                           O            01/01/31
    0


    4139718          624/G02             F          101,700.00         ZZ
                                         360        101,638.38          1
                                       8.500            781.99         90
                                       8.250            781.99      113,000.00
    OCEANSIDE        CA   92057          1            12/28/00         01
    0432525483                           05           02/01/01         25
    37000400073F                         N            01/01/31
    0


    4139996          F96/G02             F          180,000.00         ZZ
                                         360        179,904.21          3
                                       9.125          1,464.54         80
                                       8.875          1,464.54      225,000.00
    ORANGE           NJ   07050          1            12/20/00         00
    0432502052                           05           02/01/01          0
    0003884                              N            01/01/31
    0


    4141409          A48/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       8.625          2,138.92         72
                                       8.375          2,138.92      386,500.00
    SAN JOSE         CA   95127          1            01/11/01         00
    0432567733                           05           03/01/01          0
    8511004059                           N            02/01/31
    0


    4141577          964/G02             F           94,400.00         ZZ
                                         360         94,400.00          1
                                       9.000            759.56         90
                                       8.750            759.56      104,900.00
    LAKE ARROWHEAD   CA   92352          1            01/09/01         14
    0432559474                           01           03/01/01         25
    97058                                N            02/01/31
    0
1




    4142013          E22/G02             F           45,000.00         ZZ
                                         360         44,977.87          1
                                       9.500            378.38         90
                                       9.250            378.38       50,000.00
    HOUSTON          TX   77047          1            12/20/00         04
    0412210114                           05           02/01/01         25
    0412210114                           N            01/01/31
    0


    4142023          E22/G02             F          116,900.00         ZZ
                                         360        116,778.32          1
                                       9.250            961.71         90
                                       9.000            961.71      129,900.00
    BROOKLYN         MI   49234          1            11/30/00         04
    0412263550                           05           01/01/01         25
    0412263550                           O            12/01/30
    0


    4142028          E22/G02             F           71,550.00         ZZ
                                         360         71,514.81          1
                                       9.500            601.63         90
                                       9.250            601.63       79,500.00
    TAMARAC          FL   33319          1            12/29/00         10
    0412271512                           03           02/01/01         25
    0412271512                           O            01/01/31
    0


    4142032          E22/G02             F           98,100.00         ZZ
                                         360         98,050.46          4
                                       9.375            815.95         90
                                       9.125            815.95      109,000.00
    RACINE           WI   53403          1            12/29/00         04
    0412276396                           05           02/01/01         25
    0412276396                           N            01/01/31
    0


    4142044          E22/G02             F          126,800.00         ZZ
                                         360        126,735.97          1
                                       9.375          1,054.66         80
                                       9.125          1,054.66      158,500.00
    NASHVILLE        TN   37204          1            12/29/00         00
    0412284291                           05           02/01/01          0
    0412284291                           N            01/01/31
    0


    4142046          E22/G02             F           83,700.00         ZZ
                                         360         83,655.46          3
1


                                       9.125            681.01         90
                                       8.875            681.01       93,000.00
    RIVIERA BEACH    FL   33404          1            12/29/00         04
    0412284879                           05           02/01/01         25
    0412284879                           N            01/01/31
    0


    4142062          E22/G02             F          102,050.00         ZZ
                                         360        101,979.77          1
                                       7.875            739.93         80
                                       7.625            739.93      127,590.00
    EAST WENATCHEE   WA   98802          1            12/21/00         00
    0412292021                           05           02/01/01          0
    0412292021                           O            01/01/31
    0


    4142065          E22/G02             F           74,700.00         ZZ
                                         360         74,659.20          1
                                       9.000            601.05         90
                                       8.750            601.05       83,000.00
    PORT ST LUCIE    FL   34953          1            12/29/00         10
    0412293276                           05           02/01/01         25
    0412293276                           O            01/01/31
    0


    4142070          E22/G02             F           99,250.00         T
                                         360         99,191.40          1
                                       8.625            771.96         80
                                       8.375            771.96      124,100.00
    TAMPA            FL   33647          1            12/27/00         00
    0412295941                           03           02/01/01          0
    0412295941                           O            01/01/31
    0


    4142072          E22/G02             F           84,150.00         ZZ
                                         360         84,109.68          2
                                       9.625            715.27         85
                                       9.375            715.27       99,000.00
    CINCINNATI       OH   45214          1            12/29/00         04
    0412296139                           05           02/01/01         12
    0412296139                           N            01/01/31
    0


    4142079          E22/G02             F          152,100.00         ZZ
                                         360        152,019.05          1
                                       9.125          1,237.54         90
                                       8.875          1,237.54      169,050.00
    RALEIGH          NC   27604          1            12/29/00         04
    0412298341                           05           02/01/01         25
1


    0412298341                           O            01/01/31
    0


    4142080          E22/G02             F          209,000.00         ZZ
                                         360        208,879.76          1
                                       8.750          1,644.20         95
                                       8.500          1,644.20      220,000.00
    CHEYENNE         WY   82009          5            12/22/00         04
    0412298358                           05           02/01/01         30
    0412298358                           O            01/01/31
    0


    4142098          E22/G02             F          232,000.00         ZZ
                                         360        231,876.54          1
                                       9.125          1,887.63         80
                                       8.875          1,887.63      290,000.00
    FLOSSMOOR        IL   60422          2            12/29/00         00
    0412303588                           05           02/01/01          0
    0412303588                           N            01/01/31
    0


    4142107          E22/G02             F          119,700.00         ZZ
                                         360        119,632.89          1
                                       8.875            952.39         90
                                       8.625            952.39      133,000.00
    BOYNTON BEACH    FL   33435          1            12/29/00         10
    0412307589                           05           02/01/01         25
    0412307589                           O            01/01/31
    0


    4142242          A50/G02             F          386,880.00         ZZ
                                         360        386,880.00          1
                                       8.125          2,872.57         80
                                       7.875          2,872.57      483,600.00
    ELGIN            SC   29045          1            01/02/01         00
    0432563807                           03           03/01/01          0
    224157                               O            02/01/31
    0


    4142506          E45/G02             F          181,200.00         ZZ
                                         360        181,200.00          1
                                       8.250          1,361.30         60
                                       8.000          1,361.30      302,000.00
    TOCCOA           GA   30577          2            01/05/01         00
    0432559458                           05           03/01/01          0
    99243                                O            02/01/31
    0


1


    4142935          E47/G02             F           50,400.00         ZZ
                                         360         50,400.00          1
                                       8.375            383.08         80
                                       8.125            383.08       63,000.00
    CONWAY           AR   72032          2            01/08/01         00
    0432552651                           05           03/01/01          0
    7332015147                           O            02/01/31
    0


    4142953          737/G02             F          117,600.00         ZZ
                                         360        117,528.75          1
                                       8.500            904.25         80
                                       8.250            904.25      147,000.00
    PLANO            TX   75025          1            12/21/00         00
    0432502482                           05           02/01/01          0
    2011991                              O            01/01/31
    0


    4143018          737/G02             F           72,000.00         ZZ
                                         360         71,957.49          1
                                       8.625            560.01         75
                                       8.375            560.01       96,000.00
    EAST PEORIA      IL   61611          1            12/22/00         00
    0432546778                           05           02/01/01          0
    2011827                              O            01/01/31
    0


    4143220          F96/G02             F          256,500.00         ZZ
                                         360        256,118.51          2
                                       9.500          2,156.79         95
                                       9.250          2,156.79      270,000.00
    CITY OF ELIZABE  NJ   07206          1            10/13/00         12
    0432563005                           05           12/01/00         30
    0003053                              O            11/01/30
    0


    4143451          624/G02             F           94,000.00         ZZ
                                         360         94,000.00          1
                                       7.750            673.43         80
                                       7.500            673.43      117,500.00
    STOCKTON         CA   95207          1            01/03/01         00
    0432535243                           05           03/01/01          0
    29100110013F                         N            02/01/31
    0


    4143755          L16/G02             F           53,000.00         ZZ
                                         360         52,971.05          1
                                       9.000            426.45         38
                                       8.750            426.45      140,000.00
1


    FRUIT HEIGHTS    UT   84037          5            01/05/01         00
    0432556652                           05           02/01/01          0
    MP0011099                            N            01/01/31
    0


    4144090          T44/G02             F          315,000.00         T
                                         360        315,000.00          1
                                       7.875          2,283.97         89
                                       7.625          2,283.97      354,000.00
    ARROYO GRANDE    CA   93420          1            01/08/01         11
    0432565133                           05           03/01/01         25
    9172356                              O            02/01/31
    0


    4145122          737/G02             F           85,500.00         ZZ
                                         360         85,500.00          3
                                       9.375            711.15         90
                                       9.125            711.15       95,000.00
    APPLEGATE        MI   48401          1            01/04/01         10
    0432566263                           05           03/01/01         25
    2012092                              N            02/01/31
    0


    4146653          E22/G02             F          225,000.00         ZZ
                                         360        224,886.37          3
                                       9.375          1,871.44         90
                                       9.125          1,871.44      250,000.00
    QUINCY           MA   02169          1            01/02/01         04
    0412238354                           05           02/01/01         25
    0412238354                           N            01/01/31
    0


    4146658          E22/G02             F           68,000.00         ZZ
                                         360         67,961.88          4
                                       8.875            541.04         80
                                       8.625            541.04       85,000.00
    ROSEBURG         OR   97470          1            12/27/00         00
    0412267643                           05           02/01/01          0
    0412267643                           N            01/01/31
    0


    4146659          E22/G02             F          104,500.00         ZZ
                                         360        104,436.70          2
                                       8.500            803.51         70
                                       8.250            803.51      149,350.00
    LOS ANGELES      CA   90041          1            12/15/00         00
    0412271942                           05           02/01/01          0
    0412271942                           O            01/01/31
    0
1




    4146660          E22/G02             F           70,000.00         ZZ
                                         360         69,959.73          1
                                       8.750            550.69         56
                                       8.500            550.69      125,000.00
    GREENWOOD        CA   95635          5            12/27/00         00
    0412273815                           05           02/01/01          0
    0412273815                           N            01/01/31
    0


    4146672          E22/G02             F           95,000.00         ZZ
                                         360         94,932.95          1
                                       7.750            680.59         74
                                       7.500            680.59      130,000.00
    ST CLAIR SHORES  MI   48080          5            12/26/00         00
    0412286775                           05           02/01/01          0
    0412286775                           O            01/01/31
    0


    4146673          E22/G02             F          193,500.00         ZZ
                                         360        193,379.73          1
                                       8.375          1,470.74         90
                                       8.125          1,470.74      215,000.00
    WINDER           GA   30680          2            12/26/00         04
    0412291387                           05           02/01/01         25
    0412291387                           O            01/01/31
    0


    4146674          E22/G02             F           81,000.00         ZZ
                                         360         80,953.40          1
                                       8.750            637.23         90
                                       8.500            637.23       90,000.00
    BALTIMORE        MD   21215          2            12/27/00         04
    0412292641                           05           02/01/01         25
    0412292641                           O            01/01/31
    0


    4146687          E22/G02             F           62,000.00         ZZ
                                         360         61,964.33          1
                                       8.750            487.75         87
                                       8.500            487.75       72,000.00
    SEBRING          FL   33872          1            01/02/01         01
    0412299190                           05           02/01/01         30
    0412299190                           O            01/01/31
    0


    4146691          E22/G02             F           58,000.00         ZZ
                                         360         57,965.76          1
1


                                       8.625            451.12         40
                                       8.375            451.12      147,772.00
    TINLEY PARK      IL   60477          1            01/02/01         00
    0412304693                           01           02/01/01          0
    0412304693                           O            01/01/31
    0


    4147037          U59/G02             F          164,000.00         ZZ
                                         360        163,892.72          1
                                       8.125          1,217.70         71
                                       7.875          1,217.70      234,000.00
    BETHPAGE         NY   11771          1            01/11/01         00
    0432561140                           05           02/11/01          0
    800713501                            O            01/11/31
    0


    4147581          E47/G02             F          306,400.00         ZZ
                                         360        306,209.56          1
                                       8.375          2,328.86         80
                                       8.125          2,328.86      383,000.00
    GOLDEN           CO   80403          1            01/05/01         00
    0432541480                           03           02/01/01          0
    7332015486                           O            01/01/31
    0


    4147858          822/G02             F          116,400.00         ZZ
                                         360        115,364.11          1
                                       8.500            895.02         72
                                       8.250            895.02      162,000.00
    EAST WINDSOR     CT   06016          5            12/04/00         00
    0432504587                           05           02/01/01          0
    3806009562                           O            01/01/31
    0


    4147880          964/G02             F          103,000.00         ZZ
                                         360        103,000.00          1
                                       8.375            782.87         79
                                       8.125            782.87      131,000.00
    BEND             OR   97701          2            01/04/01         00
    0432559649                           05           03/01/01          0
    98065                                O            02/01/31
    0


    4148126          742/G02             F          260,000.00         ZZ
                                         360        260,000.00          3
                                       8.500          1,999.18         80
                                       8.250          1,999.18      325,000.00
    BROOKLYN         NY   11215          1            01/04/01         00
    0432534568                           05           03/01/01          0
1


    6127765                              N            02/01/31
    0


    4148142          Q41/G02             F          265,500.00         ZZ
                                         360        265,500.00          4
                                       9.375          2,208.29         90
                                       9.125          2,208.29      295,000.00
    COLORADO SPRING  CO   80917          1            01/05/01         04
    0432560076                           05           03/01/01         25
    31026                                N            02/01/31
    0


    4148597          P06/G02             F          462,750.00         ZZ
                                         360        462,750.00          1
                                       8.625          3,599.22         75
                                       8.375          3,599.22      617,000.00
    SAN JOSE         CA   95119          1            01/04/01         00
    0432554046                           05           03/01/01          0
    0001601                              N            02/01/31
    0


    4149094          A19/G02             F          286,200.00         ZZ
                                         360        286,200.00          1
                                       9.250          2,354.50         90
                                       9.000          2,354.50      319,000.00
    EVERETT          MA   02149          1            01/02/01         04
    0432519585                           05           03/01/01         25
    000000                               N            02/01/31
    0


    4149216          N74/G02             F           90,000.00         ZZ
                                         360         90,000.00          1
                                       8.750            708.03         60
                                       8.500            708.03      152,000.00
    AUSTIN           TX   78757          5            01/12/01         00
    0432566057                           05           03/01/01          0
    0027957010                           N            02/01/31
    0


    4149462          624/G02             F          512,500.00         ZZ
                                         360        512,500.00          1
                                       7.875          3,715.98         67
                                       7.625          3,715.98      775,000.00
    CASTROVILLE      CA   95012          2            01/04/01         00
    0432563252                           05           03/01/01          0
    88611010016F                         O            02/01/31
    0


1


    4150243          950/G02             F          254,000.00         ZZ
                                         360        254,000.00          1
                                       8.875          2,020.94         79
                                       8.625          2,020.94      323,000.00
    REDMOND          WA   98052          5            01/08/01         00
    0432559516                           05           03/01/01          0
    1012150                              O            02/01/31
    0


    4150535          E22/G02             F          103,550.00         ZZ
                                         360        103,499.07          1
                                       9.500            870.70         85
                                       9.250            870.70      122,000.00
    DALE             TX   78616          2            12/28/00         01
    0412238172                           27           02/01/01         12
    0412238172                           O            01/01/31
    0


    4150537          E22/G02             F          190,000.00         ZZ
                                         360        189,875.72          3
                                       8.125          1,410.74         95
                                       7.875          1,410.74      200,000.00
    LOS ANGELES      CA   90031          1            12/27/00         04
    0412246761                           05           02/01/01         30
    0412246761                           O            01/01/31
    0


    4150550          E22/G02             F          400,000.00         ZZ
                                         360        399,295.35          1
                                       8.125          2,969.99         80
                                       7.875          2,969.99      500,000.00
    CHICO            CA   95973          2            12/22/00         00
    0412272601                           05           02/01/01          0
    0412272601                           O            01/01/31
    0


    4150551          E22/G02             F           94,150.00         ZZ
                                         360         94,102.46          1
                                       9.375            783.09         80
                                       9.125            783.09      117,700.00
    ROCKVILLE        MD   20855          1            01/03/01         00
    0412276479                           05           02/01/01          0
    0412276479                           N            01/01/31
    0


    4150552          E22/G02             F          159,300.00         ZZ
                                         360        159,300.00          1
                                       8.500          1,224.88         90
                                       8.250          1,224.88      177,000.00
1


    POULSBO          WA   98370          1            12/29/00         11
    0412278384                           03           03/01/01         25
    0412278384                           O            02/01/31
    0


    4150562          E22/G02             F          592,500.00         ZZ
                                         360        592,159.11          1
                                       8.750          4,661.20         75
                                       8.500          4,661.20      790,000.00
    LUTZ             FL   33549          5            12/28/00         00
    0412294944                           05           02/01/01          0
    0412294944                           O            01/01/31
    0


    4150565          E22/G02             F           55,100.00         ZZ
                                         360         55,069.11          1
                                       8.875            438.40         71
                                       8.625            438.40       78,000.00
    HOUSTON          TX   77009          2            12/28/00         00
    0412297053                           05           02/01/01          0
    0412297053                           O            01/01/31
    0


    4150569          E22/G02             F          513,750.00         ZZ
                                         360        513,750.00          1
                                       8.375          3,904.87         69
                                       8.125          3,904.87      750,000.00
    CARLSBAD         CA   92005          5            12/26/00         00
    0412302077                           05           03/01/01          0
    0412302077                           O            02/01/31
    0


    4150570          E22/G02             F          151,200.00         ZZ
                                         360        151,200.00          1
                                       8.750          1,189.49         90
                                       8.500          1,189.49      168,000.00
    RIVERSIDE        CA   92503          5            12/26/00         04
    0412303786                           05           03/01/01         25
    0412303786                           O            02/01/31
    0


    4150571          E22/G02             F          106,300.00         ZZ
                                         360        106,233.93          1
                                       8.375            807.96         80
                                       8.125            807.96      132,900.00
    WINDER           GA   30680          1            01/03/01         00
    0412304008                           03           02/01/01          0
    0412304008                           O            01/01/31
    0
1




    4150578          E22/G02             F          547,950.00         ZZ
                                         360        547,658.40          1
                                       9.125          4,458.30         65
                                       8.875          4,458.30      850,000.00
    AUSTIN           TX   78735          5            12/28/00         00
    0412304982                           03           02/01/01          0
    0412304982                           O            01/01/31
    0


    4152471          S48/S48             F          295,000.00         ZZ
                                         360        294,612.75          1
                                       8.125          2,190.37         75
                                       7.875          2,190.37      395,000.00
    LIVERMORE        CA   94550          5            11/07/00         00
    29026622                             05           01/01/01          0
    29026622                             O            12/01/30
    0


    4152484          S48/S48             F          257,000.00         ZZ
                                         360        256,541.53          1
                                       8.625          1,998.92         74
                                       8.375          1,998.92      350,000.00
    CORCORAN         MN   55340          1            10/12/00         00
    29068483                             05           12/01/00          0
    29068483                             O            11/01/30
    0


    4152486          S48/S48             F          325,000.00         ZZ
                                         360        324,201.96          1
                                       8.500          2,498.97         55
                                       8.250          2,498.97      600,000.00
    BROOKLYN         NY   11226          5            09/22/00         00
    29068970                             05           11/01/00          0
    29068970                             O            10/01/30
    0


    4152490          S48/S48             F          333,000.00         ZZ
                                         360        332,027.99          1
                                       8.750          2,619.71         73
                                       8.500          2,619.71      462,000.00
    LOS ANGELES      CA   90064          2            08/25/00         00
    29069424                             05           10/01/00          0
    29069424                             O            09/01/30
    0


    4152492          S48/S48             F          292,000.00         ZZ
                                         360        291,185.23          1
1


                                       8.375          2,219.41         80
                                       8.125          2,219.41      365,000.00
    MENDOCINO        CA   95460          2            09/27/00         00
    29070596                             05           11/01/00          0
    29070596                             O            10/01/30
    0


    4152494          S48/S48             F          650,000.00         ZZ
                                         360        649,249.34          1
                                       8.750          5,113.55         60
                                       8.500          5,113.55    1,100,000.00
    NEWPORT BEACH    CA   92660          2            11/08/00         00
    29075694                             03           01/01/01          0
    29075694                             O            12/01/30
    0


    4152499          S48/S48             F          300,000.00         ZZ
                                         360        299,354.08          4
                                       9.125          2,440.90         77
                                       8.875          2,440.90      390,000.00
    BROOKLYN         NY   11230          1            09/11/00         00
    29106697                             05           11/01/00          0
    29106697                             O            10/01/30
    0


    4152519          S48/S48             F          340,000.00         ZZ
                                         360        339,377.67          1
                                       8.500          2,614.31         78
                                       8.250          2,614.31      440,000.00
    SAN MATEO        CA   94401          1            10/20/00         00
    6122775585                           01           12/01/00          0
    6122775585                           O            11/01/30
    0


    4152520          S48/S48             F          600,000.00         ZZ
                                         360        599,251.52          1
                                       8.375          4,560.44         72
                                       8.125          4,560.44      837,000.00
    LOS ANGELES      CA   91403          2            11/20/00         00
    6142028197                           05           01/01/01          0
    6142028197                           O            12/01/30
    0


    4152527          S48/S48             F          364,800.00         ZZ
                                         360        362,387.66          2
                                       8.125          2,708.63         49
                                       7.875          2,708.63      745,000.00
    LAGUNA BEAC      CA   92651          2            11/09/00         00
    6325883293                           05           01/01/01          0
1


    6325883293                           N            12/01/30
    0


    4152529          S48/S48             F          295,439.00         ZZ
                                         360        294,842.42          1
                                       8.125          2,193.63         80
                                       7.875          2,193.63      369,299.00
    IRVINE           CA   92618          1            10/25/00         00
    6350370018                           01           12/01/00          0
    6350370018                           O            11/01/30
    0


    4152530          S48/S48             F          537,000.00         ZZ
                                         360        536,379.82          1
                                       8.750          4,224.59         74
                                       8.500          4,224.59      730,000.00
    GROSSE POINTE F  MI   48236          1            12/01/00         00
    6383799589                           05           01/01/01          0
    6383799589                           O            12/01/30
    0


    4152531          S48/S48             F          430,000.00         ZZ
                                         360        429,187.47          3
                                       8.375          3,268.32         53
                                       8.125          3,268.32      825,000.00
    GILROY           CA   95020          5            10/18/00         00
    6390639893                           05           12/01/00          0
    6390639893                           O            11/01/30
    0


    4152533          S48/S48             F          280,000.00         ZZ
                                         360        278,940.43          1
                                       8.250          2,103.55         80
                                       8.000          2,103.55      350,000.00
    TORRANCE         CA   90501          1            11/06/00         00
    6437419192                           05           01/01/01          0
    6437419192                           O            12/01/30
    0


    4152536          S48/S48             F          347,200.00         ZZ
                                         360        346,580.60          1
                                       8.625          2,700.49         80
                                       8.375          2,700.49      434,000.00
    HUGO             MN   55038          2            10/17/00         00
    6466922512                           05           12/01/00          0
    6466922512                           O            11/01/30
    0


1


    4152539          S48/S48             F          294,000.00         ZZ
                                         360        293,488.84          1
                                       8.750          2,312.90         69
                                       8.500          2,312.90      430,000.00
    DALY CITY        CA   94014          5            10/16/00         00
    6527317983                           05           12/01/00          0
    6527317983                           O            11/01/30
    0


    4152543          S48/S48             F          333,850.00         ZZ
                                         360        333,254.40          1
                                       8.625          2,596.66         75
                                       8.375          2,596.66      445,185.00
    CARLSBAD         CA   92008          1            10/05/00         00
    6550711821                           03           12/01/00          0
    6550711821                           O            11/01/30
    0


    4152544          S48/S48             F          300,000.00         ZZ
                                         360        299,651.73          1
                                       8.750          2,360.11         75
                                       8.500          2,360.11      400,000.00
    OAKLAND          CA   94605          5            11/27/00         00
    6556833306                           05           01/01/01          0
    6556833306                           O            12/01/30
    0


    4152549          S48/S48             F          571,350.00         ZZ
                                         360        570,304.24          1
                                       8.500          4,393.19         65
                                       8.250          4,393.19      879,000.00
    MILLBRAE         CA   94030          1            10/26/00         00
    6673147986                           05           12/01/00          0
    6673147986                           O            11/01/30
    0


    4152553          S48/S48             F          359,250.00         ZZ
                                         360        358,625.37          1
                                       8.750          2,826.23         75
                                       8.500          2,826.23      479,000.00
    ARROYO GRANDE    CA   93420          1            10/24/00         00
    6712387098                           05           12/01/00          0
    6712387098                           O            11/01/30
    0


    4152557          S48/S48             F          397,500.00         ZZ
                                         360        396,772.42          1
                                       8.500          3,056.44         75
                                       8.250          3,056.44      530,000.00
1


    CREVE COEUR      MO   63141          1            11/01/00         00
    6794449147                           03           12/01/00          0
    6794449147                           O            11/01/30
    0


    4152567          S48/S48             F          298,400.00         ZZ
                                         360        297,795.30          1
                                       8.000          2,189.56         80
                                       7.750          2,189.56      373,000.00
    SAN JOSE         CA   95127          1            10/26/00         00
    6929717251                           05           12/01/00          0
    6929717251                           O            11/01/30
    0


    4152568          S48/S48             F          340,000.00         ZZ
                                         360        339,464.20          1
                                       8.250          2,554.31         80
                                       8.000          2,554.31      425,000.00
    LOS ANGELES      CA   91326          1            11/01/00         00
    6933386085                           05           01/01/01          0
    6933386085                           O            12/01/30
    0


    4152570          S48/S48             F          382,500.00         ZZ
                                         360        381,834.97          2
                                       8.750          3,009.13         75
                                       8.500          3,009.13      510,000.00
    BERKELEY         CA   94705          1            10/16/00         00
    6950372406                           05           12/01/00          0
    6950372406                           O            11/01/30
    0


    4152571          S48/S48             F          435,000.00         ZZ
                                         360        434,729.62          1
                                       8.375          3,306.32         62
                                       8.125          3,306.32      710,000.00
    NOVATO           CA   94947          5            12/04/00         00
    6954778624                           05           02/01/01          0
    6954778624                           O            01/01/31
    0


    4152575          S48/S48             F          421,000.00         ZZ
                                         360        420,403.80          1
                                       7.750          3,016.10         59
                                       7.500          3,016.10      721,000.00
    ST LOUIS         MO   63141          1            11/08/00         00
    6963369225                           05           01/01/01          0
    6963369225                           O            12/01/30
    0
1




    4152831          967/G02             F           99,600.00         ZZ
                                         360         99,600.00          1
                                       8.500            765.84         80
                                       8.250            765.84      124,500.00
    PRESCOTT         AZ   86301          1            01/05/01         00
    0432553394                           05           03/01/01          0
    6214472                              O            02/01/31
    0


    4153696          624/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
                                       9.000            901.18         80
                                       8.750            901.18      140,000.00
    FRIANT           CA   93626          1            01/10/01         00
    0432576197                           05           03/01/01          0
    33500100823F                         O            02/01/31
    0


    4154352          G52/G02             F           40,500.00         T
                                         360         40,477.29          1
                                       8.875            322.24         90
                                       8.625            322.24       45,000.00
    SAN ANTONIO      TX   78229          1            12/21/00         10
    0432530491                           01           02/01/01         25
    74502672                             O            01/01/31
    0


    4154563          624/G02             F          310,000.00         ZZ
                                         360        310,000.00          1
                                       8.250          2,328.93         76
                                       8.000          2,328.93      410,000.00
    LOVELAND         CO   80537          5            01/08/01         00
    0432537744                           03           03/01/01          0
    73013900683F                         O            02/01/31
    0


    4155054          964/G02             F           80,500.00         ZZ
                                         360         80,500.00          1
                                       7.875            583.68         63
                                       7.625            583.68      129,000.00
    CARMICHAEL       CA   95608          5            01/05/01         00
    0432559342                           05           03/01/01          0
    94581                                O            02/01/31
    0


    4155127          975/G02             F          562,500.00         ZZ
                                         360        562,500.00          1
1


                                       8.375          4,275.41         75
                                       8.125          4,275.41      750,000.00
    HUNTINGTON BEAC  CA   92646          5            01/02/01         00
    0432554996                           05           03/01/01          0
    2002958                              O            02/01/31
    0


    4155660          E22/G02             F          128,250.00         ZZ
                                         360        128,178.11          4
                                       8.875          1,020.41         95
                                       8.625          1,020.41      135,000.00
    FT WAYNE         IN   46835          1            01/04/01         04
    0412259301                           05           02/01/01         30
    0412259301                           O            01/01/31
    0


    4155662          E22/G02             F          212,000.00         ZZ
                                         360        211,864.81          1
                                       8.250          1,592.69         80
                                       8.000          1,592.69      265,000.00
    WEST HILLS       CA   91307          5            12/21/00         00
    0412260853                           05           02/01/01          0
    0412260853                           O            01/01/31
    0


    4155671          E22/G02             F           75,000.00         ZZ
                                         360         74,956.85          1
                                       8.750            590.03         64
                                       8.500            590.03      118,000.00
    WASILLA          AK   99654          5            12/22/00         00
    0412283509                           05           02/01/01          0
    0412283509                           O            01/01/31
    0


    4155673          E22/G02             F          374,000.00         ZZ
                                         360        373,816.04          3
                                       9.500          3,144.79         75
                                       9.250          3,144.79      499,000.00
    BROOKLYN         NY   11205          1            01/04/01         00
    0412286130                           05           02/01/01          0
    0412286130                           N            01/01/31
    0


    4155677          E22/G02             F          193,600.00         ZZ
                                         360        193,600.00          1
                                       8.250          1,454.45         80
                                       8.000          1,454.45      242,000.00
    LAKE OSWEGO      OR   97035          2            12/28/00         00
    0412294241                           05           03/01/01          0
1


    0412294241                           O            02/01/31
    0


    4155678          E22/G02             F          142,100.00         ZZ
                                         360        142,020.34          1
                                       8.875          1,130.61         90
                                       8.625          1,130.61      157,900.00
    EMMET            MI   48022          1            12/22/00         04
    0412294407                           05           02/01/01         25
    0412294407                           O            01/01/31
    0


    4155681          E22/G02             F          117,000.00         ZZ
                                         360        116,937.74          1
                                       9.125            951.95         90
                                       8.875            951.95      130,000.00
    FERN PARK        FL   32730          5            12/29/00         10
    0412296477                           05           02/01/01         25
    0412296477                           O            01/01/31
    0


    4155689          E22/G02             F          112,000.00         ZZ
                                         360        111,937.21          1
                                       8.875            891.12         80
                                       8.625            891.12      140,000.00
    AUSTIN           TX   78734          5            12/26/00         00
    0412301046                           03           02/01/01          0
    0412301046                           O            01/01/31
    0


    4155698          E22/G02             F           59,500.00         ZZ
                                         360         59,500.00          1
                                       9.500            500.31         85
                                       9.250            500.31       70,000.00
    CHICAGO          IL   60613          1            01/04/01         04
    0412303836                           06           03/01/01         25
    0412303836                           N            02/01/31
    0


    4155700          E22/G02             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       9.625          1,121.99         80
                                       9.375          1,121.99      165,000.00
    WEST HARTFORD    CT   06107          5            12/27/00         00
    0412304164                           05           03/01/01          0
    0412304164                           N            02/01/31
    0


1


    4155705          E22/G02             F           90,900.00         ZZ
                                         360         90,852.88          1
                                       9.250            747.81         90
                                       9.000            747.81      101,000.00
    KATY             TX   77449          1            12/29/00         01
    0412307035                           03           02/01/01         25
    0412307035                           N            01/01/31
    0


    4155706          E22/G02             F          130,500.00         ZZ
                                         360        130,416.79          1
                                       8.250            980.40         90
                                       8.000            980.40      145,000.00
    BATON ROUGE      LA   70816          5            12/29/00         01
    0412307092                           05           02/01/01         25
    0412307092                           O            01/01/31
    0


    4155708          E22/G02             F          114,400.00         ZZ
                                         360        114,400.00          1
                                       9.250            941.14         80
                                       9.000            941.14      143,000.00
    GRESHAM          OR   97030          1            12/28/00         00
    0412308421                           05           03/01/01          0
    0412308421                           N            02/01/31
    0


    4155711          E22/G02             F           80,900.00         ZZ
                                         360         80,900.00          1
                                       9.125            658.23         90
                                       8.875            658.23       89,900.00
    HOUSTON          TX   77043          1            01/04/01         01
    0412312589                           03           03/01/01         25
    0412312589                           O            02/01/31
    0


    4155865          964/G02             F          183,500.00         ZZ
                                         360        183,388.83          1
                                       8.500          1,410.96         75
                                       8.250          1,410.96      245,000.00
    DENVER           CO   80205          5            12/13/00         00
    0432508042                           05           02/01/01          0
    95263                                N            01/01/31
    0


    4155875          025/025             F           85,000.00         ZZ
                                         360         84,188.05          1
                                       8.500            653.58         77
                                       8.250            653.58      111,500.00
1


    NORTH FORT MYER  FL   33917          1            10/15/99         00
    0021919907                           03           12/01/99          0
    0021919907                           O            11/01/29
    0


    4155884          700/G02             F           75,900.00         ZZ
                                         360         75,856.33          1
                                       8.750            597.11         95
                                       8.500            597.11       79,900.00
    LONG BEACH       CA   90802          1            12/11/00         10
    0432511772                           01           02/01/01         30
    00253432                             O            01/01/31
    0


    4156071          964/G02             F          131,000.00         ZZ
                                         360        130,909.85          1
                                       7.875            949.84         69
                                       7.625            949.84      190,000.00
    EDGEWATER        CO   80214          5            12/20/00         00
    0432552750                           05           02/01/01          0
    95097                                O            01/01/31
    0


    4156102          025/025             F           55,100.00         ZZ
                                         360         54,603.16          1
                                       9.125            448.31         75
                                       8.875            448.31       73,500.00
    MACON            GA   31211          2            10/01/99         00
    0020970190                           05           11/01/99          0
    0020970190                           O            10/01/29
    0


    4156191          E77/G02             F           75,000.00         ZZ
                                         360         74,954.56          1
                                       8.500            576.69         68
                                       8.250            576.69      111,000.00
    GLEN BURNIE      MD   21060          5            12/29/00         00
    0432510949                           05           02/01/01          0
    1010000621                           N            01/01/31
    0


    4156335          A33/G02             F          140,400.00         ZZ
                                         360        140,400.00          2
                                       8.250          1,054.78         90
                                       8.000          1,054.78      156,000.00
    WACO             TX   76705          1            01/15/01         11
    0432559862                           05           03/01/01         25
    92374688                             N            02/01/31
    0
1




    4157015          Q73/G02             F           83,700.00         ZZ
                                         360         83,700.00          1
                                       8.000            614.16         90
                                       7.750            614.16       93,000.00
    SOUTHAVEN        MS   38671          1            01/16/01         01
    0432565935                           05           03/01/01         17
    2761648                              O            02/01/31
    0


    4157526          E76/G02             F           88,000.00         ZZ
                                         360         87,948.05          1
                                       8.625            684.45         80
                                       8.375            684.45      110,000.00
    ARLINGTON        TX   76006          1            12/21/00         00
    0432510725                           05           02/01/01          0
    10002480                             O            01/01/31
    0


    4157630          U38/G02             F          444,000.00         ZZ
                                         360        443,731.02          1
                                       8.500          3,413.98         80
                                       8.250          3,413.98      555,000.00
    ORINDA           CA   94563          1            12/18/00         00
    0432553907                           05           02/01/01          0
    60290                                O            01/01/31
    0


    4157700          U62/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       8.875            954.77         80
                                       8.625            954.77      150,000.00
    BAY SHORE        NY   11706          5            12/28/00         00
    0432514651                           05           03/01/01          0
    2001227940                           O            02/01/31
    0


    4158742          642/G02             F           76,450.00         ZZ
                                         360         76,399.99          1
                                       8.125            567.64         85
                                       7.875            567.64       90,000.00
    COLORADO SPRING  CO   80918          5            12/15/00         10
    0432529931                           09           02/01/01         12
    12107300                             O            01/01/31
    0


    4159301          168/168             F          132,000.00         ZZ
                                         240        131,782.77          1
1


                                       8.250          1,124.73         80
                                       8.000          1,124.73      165,000.00
    LEWISTON         NY   14092          1            12/21/00         00
    0249667797                           05           02/01/01          0
    0249667797                           O            01/01/21
    0


    4159388          168/168             F          442,000.00         ZZ
                                         360        441,710.87          1
                                       8.125          3,281.84         80
                                       7.875          3,281.84      553,349.00
    ATLANTA          GA   30319          1            12/20/00         00
    0169626644                           03           02/01/01          0
    0169626644                           O            01/01/31
    0


    4159455          253/253             F          214,400.00         ZZ
                                         360        214,248.68          1
                                       7.750          1,535.99         80
                                       7.500          1,535.99      268,000.00
    BOULDER          CO   80303          1            12/29/00         00
    960111                               05           02/01/01          0
    960111                               O            01/01/31
    0


    4160025          F89/G02             F          103,520.00         ZZ
                                         360        103,453.99          1
                                       8.250            777.71         80
                                       8.000            777.71      129,400.00
    LAS VEGAS        NV   89128          1            12/21/00         00
    0432545507                           01           02/01/01          0
    5330                                 O            01/01/31
    0


    4160539          E22/G02             F          260,000.00         ZZ
                                         360        259,613.28          1
                                       9.500          2,186.23         80
                                       9.250          2,186.23      325,000.00
    ATLANTA          GA   30906          1            10/30/00         00
    0412215758                           05           12/01/00          0
    0412215758                           N            11/01/30
    0


    4160540          E22/G02             F           36,950.00         ZZ
                                         360         36,933.22          1
                                       9.875            320.85         90
                                       9.625            320.85       41,107.00
    AUBURN           IN   46706          1            01/05/01         04
    0412233728                           05           02/01/01         25
1


    0412233728                           N            01/01/31
    0


    4160542          E22/G02             F           61,200.00         ZZ
                                         360         61,167.44          1
                                       9.125            497.94         90
                                       8.875            497.94       68,009.00
    DELRAY BEACH     FL   33444          1            01/05/01         04
    0412249476                           05           02/01/01         25
    0412249476                           N            01/01/31
    0


    4160549          E22/G02             F          155,700.00         ZZ
                                         360        155,614.95          1
                                       9.000          1,252.80         90
                                       8.750          1,252.80      173,000.00
    DAVENPORT        FL   33837          1            12/29/00         04
    0412274680                           03           02/01/01         25
    0412274680                           N            01/01/31
    0


    4160556          E22/G02             F          131,600.00         ZZ
                                         360        131,531.78          4
                                       9.250          1,082.64         90
                                       9.000          1,082.64      146,300.00
    KENOSHA          WI   53144          1            01/05/01         04
    0412286395                           05           02/01/01         25
    0412286395                           N            01/01/31
    0


    4160559          E22/G02             F          128,000.00         ZZ
                                         360        128,000.00          1
                                       9.250          1,053.02         80
                                       9.000          1,053.02      160,000.00
    DERRY            NH   03038          5            12/27/00         00
    0412291759                           05           03/01/01          0
    0412291759                           O            02/01/31
    0


    4160564          E22/G02             F           96,400.00         ZZ
                                         360         96,345.96          1
                                       8.875            767.00         74
                                       8.625            767.00      132,000.00
    HUMBLE           TX   77338          1            01/04/01         00
    0412300600                           27           02/01/01          0
    0412300600                           O            01/01/31
    0


1


    4160571          E22/G02             F          216,000.00         ZZ
                                         360        215,875.73          1
                                       8.750          1,699.27         80
                                       8.500          1,699.27      270,000.00
    DALLAS           TX   75214          5            12/28/00         00
    0412304297                           05           02/01/01          0
    0412304297                           O            01/01/31
    0


    4160576          E22/G02             F          118,250.00         ZZ
                                         360        118,250.00          1
                                       9.125            962.13         90
                                       8.875            962.13      131,400.00
    CHESTERFIELD TW  MI   48047          1            01/05/01         04
    0412306573                           05           03/01/01         30
    0412306573                           O            02/01/31
    0


    4160577          E22/G02             F           73,800.00         ZZ
                                         360         73,762.73          1
                                       9.375            613.83         90
                                       9.125            613.83       82,000.00
    YUKON            OK   73099          1            01/05/01         01
    0412307712                           05           02/01/01         30
    0412307712                           O            01/01/31
    0


    4162604          637/G02             F          117,900.00         ZZ
                                         360        117,833.90          1
                                       8.875            938.07         90
                                       8.625            938.07      131,000.00
    HOLLISTER        MO   65672          1            12/15/00         10
    0432513406                           05           02/01/01         25
    0018757179                           O            01/01/31
    0


    4162631          E40/G02             F          225,000.00         ZZ
                                         360        225,000.00          1
                                       8.125          1,670.62         77
                                       7.875          1,670.62      292,500.00
    WOBURN           MA   01801          1            01/11/01         00
    0432548857                           05           03/01/01          0
    545000107                            O            02/01/31
    0


    4162700          S18/G02             F          467,500.00         ZZ
                                         360        467,500.00          1
                                       7.750          3,349.23         85
                                       7.500          3,349.23      550,000.00
1


    MIAMI            FL   33156          1            01/10/01         10
    0432559573                           05           03/01/01         12
    40082                                O            02/01/31
    0


    4162711          624/G02             F          101,250.00         ZZ
                                         360        101,250.00          1
                                       9.250            832.96         75
                                       9.000            832.96      136,000.00
    SALT LAKE CITY   UT   84105          5            01/09/01         00
    0432550671                           05           03/01/01          0
    81700103303F                         N            02/01/31
    0


    4162729          637/G02             F          385,600.00         ZZ
                                         360        385,378.15          1
                                       8.750          3,033.52         80
                                       8.500          3,033.52      482,000.00
    LOS ANGELES      CA   90045          1            12/12/00         00
    0432569465                           05           02/01/01          0
    0019322916                           O            01/01/31
    0


    4163030          163/G02             F          350,000.00         ZZ
                                         360        349,776.81          1
                                       8.250          2,629.44         52
                                       8.000          2,629.44      675,000.00
    WOODMERE         NY   11598          5            12/15/00         00
    0432534436                           05           02/01/01          0
    1000259082                           O            01/01/31
    0


    4163235          637/G02             F          388,000.00         ZZ
                                         360        387,814.12          1
                                       9.625          3,297.96         80
                                       9.375          3,297.96      485,000.00
    WALNUT CREEK     CA   94595          1            11/13/00         00
    0432575918                           05           02/01/01          0
    0019616028                           N            01/01/31
    0


    4163250          455/G02             F          147,900.00         ZZ
                                         360        147,900.00          1
                                       9.250          1,216.74         80
                                       9.000          1,216.74      184,900.00
    ATLANTA          GA   30319          1            01/12/01         00
    0432559417                           05           03/01/01          0
    09001021                             N            02/01/31
    0
1




    4163393          025/025             F           80,000.00         ZZ
                                         360         79,544.23          1
                                       9.750            687.32         64
                                       9.500            687.32      125,000.00
    CANON CITY       CO   81212          5            05/09/00         00
    0137620027                           05           07/01/00          0
    0137620027                           O            06/01/30
    0


    4163643          E44/G02             F          190,000.00         ZZ
                                         360        190,000.00          4
                                       9.125          1,545.90         89
                                       8.875          1,545.90      215,000.00
    TREMONTON        UT   84337          2            01/10/01         12
    0432559599                           05           03/01/01         25
    58000018                             N            02/01/31
    0


    4163957          E47/G02             F          632,800.00         ZZ
                                         360        632,800.00          1
                                       7.375          4,370.59         80
                                       7.125          4,370.59      792,000.00
    SAN GABRIEL      CA   91775          1            01/11/01         00
    0432569051                           05           03/01/01          0
    7331012537                           O            02/01/31
    0


    4164691          N34/G02             F          147,250.00         ZZ
                                         360        147,250.00          2
                                       9.375          1,224.75         95
                                       9.125          1,224.75      155,000.00
    CHICAGO          IL   60647          1            01/16/01         11
    0432559565                           05           03/01/01         30
    DOMENECH                             O            02/01/31
    0


    4164809          964/G02             F          196,000.00         ZZ
                                         360        196,000.00          1
                                       7.875          1,421.14         80
                                       7.625          1,421.14      245,000.00
    COLFAX           CA   95713          2            01/10/01         00
    0432559680                           05           03/01/01          0
    97266                                O            02/01/31
    0


    4165746          E22/G02             F           79,000.00         ZZ
                                         360         79,000.00          1
1


                                       8.875            628.56         90
                                       8.625            628.56       88,000.00
    JACKSON          MI   49201          2            01/02/01         04
    0412277907                           05           03/01/01         25
    0412277907                           O            02/01/31
    0


    4165749          E22/G02             F           72,000.00         ZZ
                                         360         72,000.00          3
                                       8.625            560.01         80
                                       8.375            560.01       90,000.00
    SAN JACINTO      CA   92583          1            12/28/00         00
    0412287898                           05           03/01/01          0
    0412287898                           O            02/01/31
    0


    4165752          E22/G02             F           45,000.00         ZZ
                                         360         45,000.00          3
                                       9.625            382.50         90
                                       9.375            382.50       50,000.00
    NEW BRITAIN      CT   06051          1            01/08/01         04
    0412290827                           05           03/01/01         25
    0412290827                           N            02/01/31
    0


    4165753          E22/G02             F          204,200.00         ZZ
                                         360        204,088.46          1
                                       9.000          1,643.04         87
                                       8.750          1,643.04      235,000.00
    QUEEN CREEK      AZ   85242          5            12/22/00         04
    0412290918                           05           02/01/01         25
    0412290918                           O            01/01/31
    0


    4165755          E22/G02             F          125,100.00         ZZ
                                         360        125,100.00          4
                                       8.500            961.91         90
                                       8.250            961.91      139,000.00
    FREMONT          NE   68025          1            01/08/01         04
    0412292088                           05           03/01/01         25
    0412292088                           N            02/01/31
    0


    4165756          E22/G02             F          195,300.00         ZZ
                                         360        195,300.00          1
                                       8.875          1,553.89         90
                                       8.625          1,553.89      217,000.00
    QUINCY           MA   02170          1            01/08/01         04
    0412292542                           05           03/01/01         25
1


    0412292542                           N            02/01/31
    0


    4165759          E22/G02             F           25,650.00         ZZ
                                         360         25,650.00          1
                                       9.375            213.34         95
                                       9.125            213.34       27,000.00
    NORMAN           OK   73071          1            01/08/01         04
    0412295503                           01           03/01/01         30
    0412295503                           O            02/01/31
    0


    4165765          E22/G02             F           50,400.00         ZZ
                                         360         49,818.42          1
                                       7.875            365.43         80
                                       7.625            365.43       63,000.00
    SAN ANTONIO      TX   78213          2            12/27/00         00
    0412300089                           05           02/01/01          0
    0412300089                           O            01/01/31
    0


    4165775          E22/G02             F          108,450.00         ZZ
                                         360        108,450.00          4
                                       8.500            833.89         90
                                       8.250            833.89      120,500.00
    FREMONT          NE   68025          1            01/08/01         04
    0412305963                           05           03/01/01         25
    0412305963                           N            02/01/31
    0


    4165776          E22/G02             F          206,250.00         ZZ
                                         360        206,250.00          1
                                       9.250          1,696.77         74
                                       9.000          1,696.77      279,000.00
    NORRIDGE         IL   60634          5            01/03/01         00
    0412307225                           05           03/01/01          0
    0412307225                           O            02/01/31
    0


    4165783          E22/G02             F          142,800.00         ZZ
                                         360        142,800.00          1
                                       8.500          1,098.01         75
                                       8.250          1,098.01      192,000.00
    WYLIE            TX   75098          1            01/05/01         00
    0412315277                           05           03/01/01          0
    0412315277                           O            02/01/31
    0


1


    4165985          U05/G02             F          333,000.00         ZZ
                                         360        333,000.00          1
                                       9.125          2,709.40         90
                                       8.875          2,709.40      370,000.00
    BOCA RATON       FL   33498          5            01/11/01         11
    0432560944                           03           03/01/01         25
    3092265                              O            02/01/31
    0


    4167043          U62/G02             F          100,800.00         ZZ
                                         360        100,674.26          1
                                       8.375            766.15         80
                                       8.125            766.15      126,000.00
    SPRING           TX   77388          2            11/02/00         00
    0432553717                           05           01/01/01          0
    2001219785                           O            12/01/30
    0


    4167120          253/253             F          106,600.00         ZZ
                                         360        106,540.24          1
                                       8.875            848.16         65
                                       8.625            848.16      164,000.00
    BOULDER          CO   80301          5            12/28/00         00
    959865                               01           02/01/01          0
    959865                               N            01/01/31
    0


    4167786          E86/G02             F          382,000.00         ZZ
                                         360        381,785.85          1
                                       8.875          3,039.36         80
                                       8.625          3,039.36      477,500.00
    DANA POINT       CA   92629          1            12/14/00         00
    0432514230                           03           02/01/01          0
    0000089270                           N            01/01/31
    0


    4167860          G92/G02             F          238,000.00         ZZ
                                         240        237,602.18          1
                                       8.125          2,009.28         56
                                       7.875          2,009.28      430,000.00
    JAMUL            CA   91935          5            12/21/00         00
    0432540359                           05           02/01/01          0
    WASECKO                              O            01/01/21
    0


    4167982          168/168             F          185,000.00         ZZ
                                         360        184,896.29          4
                                       8.875          1,471.94         56
                                       8.625          1,471.94      335,000.00
1


    CHICAGO          IL   60651          5            12/22/00         00
    0189688505                           05           02/01/01          0
    0189688505                           O            01/01/31
    0


    4168232          U59/G02             F           17,600.00         ZZ
                                         360         17,589.87          1
                                       8.750            138.46         80
                                       8.500            138.46       22,000.00
    COFFEEN          IL   62017          1            01/19/01         00
    0432563898                           05           02/19/01          0
    800738402                            N            01/19/31
    0


    4168844          E23/G02             F          316,800.00         ZZ
                                         360        316,800.00          1
                                       7.875          2,297.02         80
                                       7.625          2,297.02      399,000.00
    GILROY           CA   95020          2            01/11/01         00
    0432567162                           05           03/01/01          0
    61000281                             O            02/01/31
    0


    4168911          E86/G02             F          103,500.00         ZZ
                                         360        103,443.47          1
                                       9.000            832.78         90
                                       8.750            832.78      115,000.00
    NORTH BERGEN     NJ   07047          1            12/21/00         11
    0432570745                           08           02/01/01         25
    0000088593                           O            01/01/31
    0


    4169013          480/G02             F          152,000.00         ZZ
                                         360        151,912.55          1
                                       8.750          1,195.78         80
                                       8.500          1,195.78      190,000.00
    WETUMPKA         AL   36093          5            12/15/00         00
    0432527224                           05           02/01/01          0
    3469160                              O            01/01/31
    0


    4169182          480/G02             F          322,500.00         ZZ
                                         360        322,304.62          1
                                       8.500          2,479.75         75
                                       8.250          2,479.75      430,000.00
    CLIFTON          VA   20124          1            12/15/00         00
    0432570943                           05           02/01/01          0
    3460136                              O            01/01/31
    0
1




    4169224          E82/G02             F          111,200.00         ZZ
                                         360        111,200.00          2
                                       8.625            864.90         80
                                       8.375            864.90      139,000.00
    BELLINGHAM       WA   98226          1            01/08/01         00
    0400347746                           05           03/01/01          0
    0400347746                           O            02/01/31
    0


    4169226          E82/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
                                       8.875          1,591.29         75
                                       8.625          1,591.29      268,000.00
    MOUNTAIN TOP     PA   18707          1            01/08/01         00
    0400349411                           05           03/01/01          0
    0400349411                           O            02/01/31
    0


    4169227          E82/G02             F           72,050.00         ZZ
                                         360         72,050.00          1
                                       9.000            579.73         90
                                       8.750            579.73       80,100.00
    HILLSIDE         IL   60162          1            01/05/01         04
    0400365144                           05           03/01/01         25
    0400365144                           N            02/01/31
    0


    4169462          U62/G02             F          110,950.00         ZZ
                                         360        110,882.79          1
                                       8.500            853.11         95
                                       8.250            853.11      117,000.00
    BALTIMORE        MD   21215          5            12/23/00         04
    0432530632                           05           02/01/01         25
    2001226750                           O            01/01/31
    0


    4170655          B65/G02             F          124,560.00         ZZ
                                         360        124,560.00          1
                                       8.125            924.85         90
                                       7.875            924.85      138,400.00
    WORTHINGTON      OH   43085          1            01/15/01         04
    0432544799                           05           03/01/01         25
    213882710                            N            02/01/31
    0


    4171263          E22/G02             F           84,550.00         ZZ
                                         360         84,550.00          1
1


                                       9.250            695.57         90
                                       9.000            695.57       94,000.00
    OAK POINT        TX   75068          2            01/09/01         01
    0412277790                           03           03/01/01         25
    0412277790                           N            02/01/31
    0


    4171264          E22/G02             F           87,900.00         ZZ
                                         360         87,900.00          1
                                       8.250            660.36         71
                                       8.000            660.36      124,900.00
    BOZEMAN          MT   59718          1            01/08/01         00
    0412282584                           09           03/01/01          0
    0412282584                           O            02/01/31
    0


    4171265          E22/G02             F          145,000.00         ZZ
                                         360        145,000.00          1
                                       8.250          1,089.34         58
                                       8.000          1,089.34      251,000.00
    RALEIGH          NC   27609          5            01/04/01         00
    0412282881                           05           03/01/01          0
    0412282881                           O            02/01/31
    0


    4171273          E22/G02             F           66,400.00         ZZ
                                         360         66,400.00          1
                                       8.000            487.22         80
                                       7.750            487.22       83,000.00
    BETHANY          OK   73008          2            01/04/01         00
    0412291700                           05           03/01/01          0
    0412291700                           O            02/01/31
    0


    4171277          E22/G02             F          137,700.00         ZZ
                                         360        137,700.00          1
                                       8.500          1,058.79         91
                                       8.250          1,058.79      152,000.00
    COLUMBUS         OH   43229          5            01/04/01         04
    0412300345                           05           03/01/01         30
    0412300345                           O            02/01/31
    0


    4171278          E22/G02             F          120,000.00         ZZ
                                         360        119,927.30          1
                                       8.500            922.70         80
                                       8.250            922.70      150,000.00
    SAN DIEGO        CA   92109          1            12/21/00         00
    0412301103                           01           02/01/01          0
1


    0412301103                           O            01/01/31
    0


    4171279          E22/G02             F           91,500.00         ZZ
                                         360         91,500.00          1
                                       8.125            679.38         75
                                       7.875            679.38      122,000.00
    HAMMOND          LA   70401          5            01/04/01         00
    0412301822                           05           03/01/01          0
    0412301822                           O            02/01/31
    0


    4171282          E22/G02             F          162,400.00         ZZ
                                         360        162,400.00          1
                                       9.250          1,336.02         80
                                       9.000          1,336.02      203,000.00
    ROSEVILLE        CA   95747          1            01/04/01         00
    0412306060                           05           03/01/01          0
    0412306060                           N            02/01/31
    0


    4171285          E22/G02             F           49,500.00         ZZ
                                         360         49,500.00          2
                                       9.500            416.22         90
                                       9.250            416.22       55,000.00
    KANSAS CITY      MO   64131          1            01/09/01         04
    0412308280                           05           03/01/01         25
    0412308280                           N            02/01/31
    0


    4171289          E22/G02             F          211,150.00         ZZ
                                         360        211,150.00          1
                                       8.625          1,642.30         90
                                       8.375          1,642.30      234,621.00
    NORTH AURORA     IL   60542          1            01/09/01         04
    0412310864                           05           03/01/01         25
    0412310864                           O            02/01/31
    0


    4171290          E22/G02             F           34,800.00         ZZ
                                         240         34,800.00          1
                                       8.750            307.53         80
                                       8.500            307.53       43,500.00
    GRANBURY         TX   76048          1            01/05/01         00
    0412311003                           03           03/01/01          0
    0412311003                           O            02/01/21
    0


1


    4171291          E22/G02             F          301,500.00         ZZ
                                         360        301,500.00          1
                                       8.750          2,371.90         75
                                       8.500          2,371.90      402,000.00
    FREMONT          CA   94538          1            12/29/00         00
    0412311201                           05           03/01/01          0
    0412311201                           N            02/01/31
    0


    4171551          E76/G02             F          336,000.00         ZZ
                                         360        335,816.47          1
                                       9.000          2,703.53         80
                                       8.750          2,703.53      420,000.00
    PARKER           CO   80134          5            12/29/00         00
    0432524064                           05           02/01/01          0
    10001889                             O            01/01/31
    0


    4171586          E22/G02             F           82,000.00         ZZ
                                         360         82,000.00          1
                                       8.625            637.79         54
                                       8.375            637.79      152,000.00
    LOUISVILLE       CO   80027          2            01/09/01         00
    0412292872                           05           03/01/01          0
    0412292872                           N            02/01/31
    0


    4171792          E40/G02             F          138,700.00         ZZ
                                         360        138,700.00          1
                                       9.375          1,153.64         95
                                       9.125          1,153.64      146,000.00
    FRANKLIN         MA   02038          1            01/12/01         12
    0432558310                           01           03/01/01         30
    545000108                            O            02/01/31
    0


    4171811          R21/G02             F          299,673.00         ZZ
                                         360        299,673.00          1
                                       8.625          2,330.83         95
                                       8.375          2,330.83      315,446.00
    GENEVA           IL   60134          1            01/11/01         04
    0432570562                           03           03/01/01         30
    20000069                             O            02/01/31
    0


    4172074          168/168             F          100,000.00         ZZ
                                         360         99,932.91          1
                                       8.000            733.76         72
                                       7.750            733.76      139,000.00
1


    LAKE PLACID      NY   12946          1            12/29/00         00
    0249669013                           05           02/01/01          0
    0249669013                           O            01/01/31
    0


    4173112          737/G02             F          171,000.00         ZZ
                                         360        170,879.31          1
                                       7.750          1,225.06         80
                                       7.500          1,225.06      213,800.00
    NEWNAN           GA   30263          5            12/27/00         00
    0432519940                           05           02/01/01          0
    2011635                              O            01/01/31
    0


    4173185          168/168             F          210,000.00         ZZ
                                         360        209,872.78          1
                                       8.500          1,614.72         79
                                       8.250          1,614.72      268,310.00
    AMHERST          NY   14051          1            12/29/00         00
    0189598298                           05           02/01/01          0
    0189598298                           O            01/01/31
    0


    4173283          U05/G02             F          198,900.00         ZZ
                                         360        198,900.00          2
                                       9.125          1,618.32         90
                                       8.875          1,618.32      221,000.00
    CHICAGO          IL   60622          1            01/12/01         11
    0432564284                           05           03/01/01         25
    3095962                              N            02/01/31
    0


    4173621          168/168             F          320,000.00         ZZ
                                         360        319,600.82          1
                                       8.375          2,432.23         80
                                       8.125          2,432.23      400,000.00
    HUNTINGTON BEAC  CA   92646          5            11/21/00         00
    0439579023                           05           01/01/01          0
    0439579023                           O            12/01/30
    0


    4174982          G52/G02             F          243,000.00         ZZ
                                         360        242,877.29          4
                                       9.375          2,021.15         90
                                       9.125          2,021.15      270,000.00
    LOS ANGELES      CA   90063          1            12/20/00         10
    0432520468                           05           02/01/01         25
    83503911                             N            01/01/31
    0
1




    4176006          964/G02             F          111,200.00         ZZ
                                         360        111,200.00          3
                                       8.750            874.81         90
                                       8.500            874.81      123,600.00
    LAS VEGAS        NV   89030          1            01/12/01         10
    0432564532                           05           03/01/01         25
    97812                                N            02/01/31
    0


    4176501          E22/G02             F          104,000.00         ZZ
                                         360        103,938.60          2
                                       8.625            808.90         78
                                       8.375            808.90      135,000.00
    RAYTOWN          MO   64138          2            12/29/00         00
    0412224313                           05           02/01/01          0
    0412224313                           N            01/01/31
    0


    4176505          E22/G02             F          116,700.00         ZZ
                                         360        116,700.00          1
                                       8.875            928.52         80
                                       8.625            928.52      145,900.00
    BURKE            VA   22015          1            01/09/01         00
    0412245375                           09           03/01/01          0
    0412245375                           N            02/01/31
    0


    4176521          E22/G02             F           82,800.00         ZZ
                                         360         82,800.00          1
                                       8.750            651.39         90
                                       8.500            651.39       92,000.00
    WINTON           CA   95388          1            01/03/01         01
    0412308405                           05           03/01/01         25
    0412308405                           O            02/01/31
    0


    4176526          E22/G02             F          260,000.00         ZZ
                                         360        260,000.00          1
                                       8.375          1,976.19         80
                                       8.125          1,976.19      325,000.00
    FAIRFIELD        CT   06437          2            01/05/01         00
    0412309817                           05           03/01/01          0
    0412309817                           O            02/01/31
    0


    4176532          E22/G02             F          179,500.00         ZZ
                                         360        179,500.00          1
1


                                       8.625          1,396.13         90
                                       8.375          1,396.13      199,500.00
    CHICO            CA   95926          1            01/08/01         01
    0412315038                           05           03/01/01         25
    0412315038                           O            02/01/31
    0


    4176536          E22/G02             F          157,500.00         ZZ
                                         360        157,500.00          4
                                       9.375          1,310.01         90
                                       9.125          1,310.01      175,000.00
    AUSTIN           TX   78724          1            01/09/01         01
    0412318156                           05           03/01/01         25
    0412318156                           N            02/01/31
    0


    4176549          956/G02             F          123,750.00         T
                                         360        122,869.23          1
                                       9.500          1,040.56         75
                                       9.250          1,040.56      165,000.00
    BLOOMINGTON      MN   55438          1            12/01/00         00
    0432569010                           05           01/01/01          0
    3510110131                           O            12/01/30
    0


    4176940          637/G02             F          252,700.00         ZZ
                                         360        252,436.99          1
                                       9.250          2,078.90         78
                                       9.000          2,078.90      325,000.00
    UNION CITY       CA   94587          1            11/28/00         00
    0432575439                           09           01/01/01          0
    0015460546                           N            12/01/30
    0


    4177015          637/G02             F          474,000.00         ZZ
                                         360        473,712.85          1
                                       8.500          3,644.65         77
                                       8.250          3,644.65      620,000.00
    SAN JOSE         CA   95128          5            12/06/00         00
    0432566297                           05           02/01/01          0
    0021478144                           O            01/01/31
    0


    4178511          R19/G02             F          238,500.00         ZZ
                                         360        238,500.00          4
                                       9.000          1,919.03         90
                                       8.750          1,919.03      265,000.00
    HAMPTON          NH   03842          1            01/19/01         23
    0432579019                           05           03/01/01          0
1


    4178511                              O            02/01/31
    0


    4179120          637/G02             F           72,000.00         ZZ
                                         360         71,965.50          4
                                       9.625            612.00         90
                                       9.375            612.00       80,000.00
    DUSON            LA   70529          1            12/15/00         01
    0432548626                           05           02/01/01         25
    0017692724                           N            01/01/31
    0


    4179554          462/G02             F          354,150.00         ZZ
                                         360        353,696.77          1
                                       8.250          2,660.62         80
                                       8.000          2,660.62      442,743.00
    IRVINE           CA   92602          1            11/15/00         00
    0432550770                           03           01/01/01          0
    M06D300                              O            12/01/30
    0


    4181653          665/G02             F          195,000.00         ZZ
                                         360        194,881.87          1
                                       8.500          1,499.38         65
                                       8.250          1,499.38      303,500.00
    SALINAS          CA   93906          5            12/22/00         00
    0432533354                           05           02/01/01          0
    88004485                             O            01/01/31
    0


    4181702          637/G02             F           72,000.00         ZZ
                                         360         71,965.50          4
                                       9.625            612.00         90
                                       9.375            612.00       80,000.00
    DUSON            LA   70529          1            12/15/00         01
    0432526150                           05           02/01/01         25
    0017692799                           N            01/01/31
    0


    4181917          E22/G02             F          113,000.00         ZZ
                                         360        113,000.00          1
                                       9.500            950.17         90
                                       9.250            950.17      125,660.00
    WEST NEW YORK    NJ   07093          1            01/11/01         04
    0412215741                           05           03/01/01         25
    0412215741                           N            02/01/31
    0


1


    4181924          E22/G02             F           52,000.00         ZZ
                                         360         52,000.00          1
                                       8.875            413.74         65
                                       8.625            413.74       80,000.00
    MT CLEMENS       MI   48043          1            01/11/01         00
    0412278434                           05           03/01/01          0
    0412278434                           N            02/01/31
    0


    4181926          E22/G02             F           82,800.00         ZZ
                                         360         82,800.00          1
                                       8.750            651.39         90
                                       8.500            651.39       92,000.00
    DALLAS           TX   75214          1            01/08/01         01
    0412298523                           05           03/01/01         25
    0412298523                           O            02/01/31
    0


    4181928          E22/G02             F          208,000.00         ZZ
                                         360        208,000.00          2
                                       9.000          1,673.62         80
                                       8.750          1,673.62      260,000.00
    WEST AMWELL      NJ   08551          1            01/11/01         00
    0412307902                           05           03/01/01          0
    0412307902                           N            02/01/31
    0


    4181934          E22/G02             F           63,600.00         ZZ
                                         360         63,600.00          1
                                       8.750            500.34         80
                                       8.500            500.34       79,500.00
    WEST CHESTER     OH   45069          1            01/11/01         00
    0412311433                           01           03/01/01          0
    0412311433                           O            02/01/31
    0


    4181937          E22/G02             F          260,000.00         ZZ
                                         360        260,000.00          1
                                       8.375          1,976.19         80
                                       8.125          1,976.19      325,000.00
    SALINAS          CA   93901          1            01/10/01         00
    0412313918                           05           03/01/01          0
    0412313918                           O            02/01/31
    0


    4181940          E22/G02             F          151,650.00         ZZ
                                         360        151,650.00          1
                                       8.625          1,179.52         80
                                       8.375          1,179.52      189,619.00
1


    VANCOUVER        WA   98686          1            01/08/01         00
    0412317976                           05           03/01/01          0
    0412317976                           O            02/01/31
    0


    4181942          E22/G02             F          105,550.00         ZZ
                                         360        105,550.00          1
                                       9.375            877.91         70
                                       9.125            877.91      152,000.00
    TROY             MI   48098          5            01/11/01         00
    0412318594                           05           03/01/01          0
    0412318594                           N            02/01/31
    0


    4182434          A33/G02             F           59,400.00         ZZ
                                         360         59,400.00          1
                                       9.250            488.67         90
                                       9.000            488.67       66,000.00
    TAYLOR           MI   48180          1            01/19/01         11
    0432568509                           05           03/01/01         25
    038096243                            N            02/01/31
    0


    4184999          G52/G02             F           97,600.00         ZZ
                                         360         97,600.00          1
                                       8.375            741.83         80
                                       8.125            741.83      122,000.00
    TUCSON           AZ   85741          1            01/23/01         00
    0432574887                           05           03/01/01          0
    97003680                             O            02/01/31
    0


    4185183          G52/G02             F          128,700.00         ZZ
                                         360        128,700.00          1
                                       8.250            966.88         90
                                       8.000            966.88      143,000.00
    TUCSON           AZ   85715          1            01/22/01         10
    0432577542                           05           03/01/01         25
    99006808                             O            02/01/31
    0


    4185678          944/G02             F          306,000.00         ZZ
                                         360        306,000.00          1
                                       8.250          2,298.88         75
                                       8.000          2,298.88      408,000.00
    SAN JOSE         CA   95111          1            01/18/01         00
    0432572451                           05           03/01/01          0
    W00121089                            O            02/01/31
    0
1




    4187434          168/168             F          460,000.00         ZZ
                                         360        459,699.09          1
                                       8.125          3,415.49         80
                                       7.875          3,415.49      575,000.00
    CASTRO VALLEY    CA   94536          5            01/02/01         00
    439572754                            05           02/01/01          0
    439572754                            O            01/01/31
    0


    4187435          168/168             F          148,700.00         ZZ
                                         360        148,609.92          3
                                       8.500          1,143.37         80
                                       8.250          1,143.37      185,900.00
    BREWSTER         NY   10509          1            12/29/00         00
    0189667516                           05           02/01/01          0
    0189667516                           O            01/01/31
    0


    4187845          696/G02             F          174,250.00         ZZ
                                         360        174,250.00          1
                                       8.125          1,293.80         80
                                       7.875          1,293.80      217,840.00
    ELKRIDGE         MD   21075          1            01/12/01         00
    0432529733                           03           03/01/01          0
    30101003                             O            02/01/31
    0


    4188704          253/253             F          210,320.00         ZZ
                                         360        210,192.59          1
                                       8.500          1,617.18         80
                                       8.250          1,617.18      262,900.00
    LITTLETON        CO   80127          1            12/29/00         00
    959411                               05           02/01/01          0
    959411                               O            01/01/31
    0


    4189143          964/G02             F          481,000.00         ZZ
                                         360        481,000.00          1
                                       7.875          3,487.58         80
                                       7.625          3,487.58      602,000.00
    MISSION VIEJO    CA   92692          5            01/10/01         00
    0432562130                           03           03/01/01          0
    98705                                O            02/01/31
    0


    4190049          E82/G02             F           30,000.00         ZZ
                                         360         30,000.00          1
1


                                       9.125            244.09         30
                                       8.875            244.09      102,000.00
    EMINENCE         KY   40019          2            01/16/01         00
    0400289716                           05           03/01/01          0
    0400289716                           N            02/01/31
    0


    4190050          E82/G02             F           53,300.00         ZZ
                                         360         53,300.00          1
                                       8.625            414.56         55
                                       8.375            414.56       98,000.00
    MARYDEL          MD   21649          2            01/09/01         00
    0400345088                           05           03/01/01          0
    0400345088                           O            02/01/31
    0


    4190619          E22/G02             F           58,500.00         ZZ
                                         360         58,500.00          1
                                       8.750            460.22         90
                                       8.500            460.22       65,000.00
    CHICAGO          IL   60617          1            01/12/01         04
    0412260903                           05           03/01/01         25
    0412260903                           O            02/01/31
    0


    4190621          E22/G02             F          112,500.00         ZZ
                                         360        112,500.00          4
                                       9.500            945.96         90
                                       9.250            945.96      125,000.00
    HARVEY           LA   70058          1            01/12/01         04
    0412273369                           05           03/01/01         25
    0412273369                           N            02/01/31
    0


    4190623          E22/G02             F          282,000.00         ZZ
                                         360        282,000.00          1
                                       8.750          2,218.50         32
                                       8.500          2,218.50      885,000.00
    OAKLAND          CA   94610          2            01/04/01         00
    0412279523                           05           03/01/01          0
    0412279523                           N            02/01/31
    0


    4190626          E22/G02             F           55,250.00         ZZ
                                         360         55,250.00          1
                                       9.125            449.53         85
                                       8.875            449.53       65,000.00
    GOLDEN           CO   80401          5            01/08/01         04
    0412289316                           01           03/01/01         12
1


    0412289316                           O            02/01/31
    0


    4190635          E22/G02             F           74,450.00         ZZ
                                         360         74,450.00          2
                                       9.500            626.02         90
                                       9.250            626.02       82,758.00
    NAPLES           FL   34113          1            01/12/01         10
    0412295693                           05           03/01/01         25
    0412295693                           N            02/01/31
    0


    4190646          E22/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
                                       8.500            861.18         80
                                       8.250            861.18      140,000.00
    CONROE           TX   77302          5            01/08/01         00
    0412308215                           03           03/01/01          0
    0412308215                           O            02/01/31
    0


    4190647          E22/G02             F           39,150.00         ZZ
                                         360         39,150.00          1
                                       8.375            297.57         90
                                       8.125            297.57       43,500.00
    KILLINGLY        CT   06239          1            01/12/01         01
    0412309346                           01           03/01/01         25
    0412309346                           O            02/01/31
    0


    4190656          E22/G02             F          100,800.00         ZZ
                                         360        100,800.00          1
                                       9.000            811.06         80
                                       8.750            811.06      126,000.00
    WOODBURY         MN   55125          1            01/15/01         00
    0412316283                           03           03/01/01          0
    0412316283                           O            02/01/31
    0


    4190657          E22/G02             F          166,250.00         ZZ
                                         360        166,250.00          4
                                       8.625          1,293.08         95
                                       8.375          1,293.08      175,000.00
    HOUSTON          TX   77004          1            01/12/01         04
    0412316770                           05           03/01/01         30
    0412316770                           O            02/01/31
    0


1


    4190663          E22/G02             F           87,200.00         ZZ
                                         360         87,200.00          1
                                       9.000            701.63         90
                                       8.750            701.63       96,900.00
    GROVE CITY       OH   43123          1            01/12/01         04
    0412320376                           05           03/01/01         25
    0412320376                           N            02/01/31
    0


    4190665          E22/G02             F          172,000.00         ZZ
                                         360        172,000.00          1
                                       7.625          1,217.41         80
                                       7.375          1,217.41      215,000.00
    SAN ANTONIO      TX   78229          1            01/12/01         00
    0412321283                           05           03/01/01          0
    0412321283                           O            02/01/31
    0


    4190669          E22/G02             F          102,150.00         ZZ
                                         360        102,150.00          1
                                       9.000            821.92         90
                                       8.750            821.92      113,500.00
    MIDLOTHIAN       TX   76065          4            01/12/01         01
    0412325102                           05           03/01/01         25
    0412325102                           O            02/01/31
    0


    4190804          M66/G02             F          225,000.00         ZZ
                                         360        224,886.37          3
                                       9.375          1,871.44         90
                                       9.125          1,871.44      250,000.00
    NEWARK           NJ   07107          1            12/29/00         01
    0432532455                           05           02/01/01         25
    210336                               O            01/01/31
    0


    4190976          168/168             F           67,500.00         ZZ
                                         360         67,462.16          2
                                       8.875            537.07         90
                                       8.625            537.07       75,000.00
    FORT WORTH       TX   76140          1            12/18/00         14
    0189651601                           05           02/01/01         25
    0189651601                           N            01/01/31
    0


    4190987          964/G02             F          369,000.00         ZZ
                                         360        368,793.13          4
                                       8.875          2,935.93         90
                                       8.625          2,935.93      410,000.00
1


    KENMORE          WA   98028          1            12/21/00         11
    0432566362                           05           02/01/01         25
    96745                                N            01/01/31
    0


    4191249          B60/G02             F          250,000.00         ZZ
                                         360        250,000.00          4
                                       8.500          1,922.28         88
                                       8.250          1,922.28      285,000.00
    LONG BEACH       CA   90805          1            01/05/01         01
    0432576221                           05           03/01/01         25
    308218                               N            02/01/31
    0


    4191357          624/G02             F          184,000.00         ZZ
                                         360        184,000.00          1
                                       8.375          1,398.53         80
                                       8.125          1,398.53      230,000.00
    INDIO            CA   92201          1            01/10/01         00
    0432567741                           03           03/01/01          0
    85600510023F                         O            02/01/31
    0


    4192138          K30/G02             F          139,050.00         ZZ
                                         360        138,972.05          1
                                       8.875          1,106.34         90
                                       8.625          1,106.34      155,000.00
    SACRAMENTO       CA   95833          5            12/14/00         14
    0432538841                           05           02/01/01         25
    0075488                              O            01/01/31
    0


    4192139          P44/G02             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       8.875          2,864.32         80
                                       8.625          2,864.32      450,000.00
    ASHLAND          MA   01721          5            01/05/01         00
    0432579613                           05           03/01/01          0
    00000                                O            02/01/31
    0


    4192296          893/G02             F          278,400.00         ZZ
                                         360        278,400.00          1
                                       8.250          2,091.53         80
                                       8.000          2,091.53      348,000.00
    SANTA ROSA       CA   95407          1            01/02/01         00
    0432558039                           05           03/01/01          0
    A01109011                            O            02/01/31
    0
1




    4192396          685/G02             F          450,000.00         ZZ
                                         360        450,000.00          1
                                       8.500          3,460.11         75
                                       8.250          3,460.11      600,000.00
    WESTLAKE VILLAG  CA   91361          5            01/03/01         00
    0432557312                           05           03/01/01          0
    124475                               O            02/01/31
    0


    4192626          K88/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
                                       7.875          1,450.14         44
                                       7.625          1,450.14      455,000.00
    MIDDLETOWN       NJ   07701          1            01/08/01         00
    0432558682                           05           03/01/01          0
    14164                                O            02/01/31
    0


    4193600          950/G02             F          140,000.00         ZZ
                                         360        139,917.34          1
                                       8.625          1,088.91         59
                                       8.375          1,088.91      240,000.00
    SEATTLE          WA   98136          5            12/18/00         00
    0432556173                           05           02/01/01          0
    E4011058                             O            01/01/31
    0


    4193710          637/G02             F          387,000.00         ZZ
                                         360        386,765.55          1
                                       8.500          2,975.70         79
                                       8.250          2,975.70      490,000.00
    SEATTLE          WA   98126          5            12/20/00         00
    0432536795                           05           02/01/01          0
    0021103213                           O            01/01/31
    0


    4194028          964/G02             F          131,750.00         ZZ
                                         360        131,665.99          1
                                       8.250            989.79         85
                                       8.000            989.79      155,000.00
    AURORA           CO   80010          5            12/29/00         10
    0432558385                           05           02/01/01         12
    95608                                O            01/01/31
    0


    4195042          E22/G02             F          154,350.00         ZZ
                                         360        154,350.00          1
1


                                       8.750          1,214.27         90
                                       8.500          1,214.27      171,500.00
    DAVENPORT        FL   33837          1            01/10/01         10
    0412269201                           03           03/01/01         25
    0412269201                           N            02/01/31
    0


    4195044          E22/G02             F          698,500.00         ZZ
                                         360        698,500.00          1
                                       8.500          5,370.86         44
                                       8.250          5,370.86    1,600,000.00
    PALO ALTO        CA   94306          5            01/05/01         00
    0412273708                           05           03/01/01          0
    0412273708                           O            02/01/31
    0


    4195045          E22/G02             F          110,600.00         ZZ
                                         240        110,600.00          1
                                       7.750            907.97         90
                                       7.500            907.97      123,000.00
    WEST PALM BEACH  FL   33406          2            01/10/01         01
    0412276743                           05           03/01/01         25
    0412276743                           O            02/01/21
    0


    4195049          E22/G02             F           41,400.00         ZZ
                                         360         41,400.00          1
                                       8.875            329.40         90
                                       8.625            329.40       46,000.00
    PORT ST LUCIE    FL   34983          1            01/16/01         10
    0412286833                           05           03/01/01         25
    0412286833                           N            02/01/31
    0


    4195050          E22/G02             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       8.500          3,844.57         80
                                       8.250          3,844.57      625,000.00
    DULUTH           GA   30097          1            01/16/01         00
    0412287351                           03           03/01/01          0
    0412287351                           O            02/01/31
    0


    4195059          E22/G02             F           99,750.00         ZZ
                                         360         99,750.00          3
                                       8.500            766.99         95
                                       8.250            766.99      105,000.00
    LAKE CHARLES     LA   70605          1            01/12/01         04
    0412298168                           05           03/01/01         30
1


    0412298168                           O            02/01/31
    0


    4195061          E22/G02             F           80,000.00         ZZ
                                         360         80,000.00          1
                                       8.750            629.36         80
                                       8.500            629.36      100,000.00
    INDEPENDENCE     MO   64057          5            01/10/01         00
    0412299208                           27           03/01/01          0
    0412299208                           O            02/01/31
    0


    4195073          E22/G02             F          199,200.00         ZZ
                                         360        199,200.00          1
                                       8.875          1,584.92         80
                                       8.625          1,584.92      249,000.00
    CARROLLTON       TX   75007          5            01/10/01         00
    0412311706                           05           03/01/01          0
    0412311706                           O            02/01/31
    0


    4195075          E22/G02             F          156,750.00         ZZ
                                         360        156,750.00          4
                                       8.125          1,163.86         95
                                       7.875          1,163.86      165,000.00
    NEW HAVEN        CT   06515          1            01/16/01         04
    0412312324                           05           03/01/01         30
    0412312324                           O            02/01/31
    0


    4195085          E22/G02             F           50,000.00         ZZ
                                         360         50,000.00          1
                                       9.125            406.82         59
                                       8.875            406.82       86,000.00
    WAYNE            MI   48184          5            01/16/01         00
    0412319469                           05           03/01/01          0
    0412319469                           N            02/01/31
    0


    4195087          E22/G02             F          399,000.00         ZZ
                                         360        399,000.00          1
                                       8.875          3,174.62         95
                                       8.625          3,174.62      420,000.00
    DALLAS           TX   75219          1            01/12/01         04
    0412320202                           05           03/01/01         30
    0412320202                           O            02/01/31
    0


1


    4195088          E22/G02             F           63,200.00         ZZ
                                         360         63,200.00          1
                                       9.000            508.52         80
                                       8.750            508.52       79,000.00
    FOREST PARK      GA   30050          1            01/16/01         00
    0412320533                           05           03/01/01          0
    0412320533                           N            02/01/31
    0


    4195091          E22/G02             F           74,250.00         ZZ
                                         360         74,250.00          4
                                       9.375            617.57         75
                                       9.125            617.57       99,000.00
    OMAHA            NE   68131          1            01/15/01         00
    0412324725                           05           03/01/01          0
    0412324725                           N            02/01/31
    0


    4195092          E22/G02             F          111,950.00         ZZ
                                         360        111,950.00          1
                                       8.750            880.71         80
                                       8.500            880.71      139,995.00
    NORTHGLEN        CO   80233          1            01/16/01         00
    0412325078                           09           03/01/01          0
    0412325078                           N            02/01/31
    0


    4195837          637/G02             F          118,800.00         ZZ
                                         360        118,736.78          1
                                       9.125            966.60         90
                                       8.875            966.60      132,000.00
    FARMERVILLE      LA   71241          1            12/22/00         01
    0432557296                           05           02/01/01         25
    0017693946                           O            01/01/31
    0


    4196232          637/G02             F          287,950.00         ZZ
                                         360        271,901.55          1
                                       8.750          2,265.31         80
                                       8.500          2,265.31      359,950.00
    LIVERMORE        CA   94550          1            12/21/00         00
    0432567105                           05           02/01/01          0
    0019620244                           N            01/01/31
    0


    4197593          637/G02             F          368,000.00         ZZ
                                         360        367,765.33          1
                                       8.250          2,764.67         80
                                       8.000          2,764.67      463,000.00
1


    DRAPER           UT   84020          1            12/05/00         00
    0432547230                           05           02/01/01          0
    0021348529                           O            01/01/31
    0


    4198239          S11/G02             F          292,000.00         ZZ
                                         360        292,000.00          1
                                       8.375          2,219.41         80
                                       8.125          2,219.41      365,000.00
    SAN CLEMENTE     CA   92672          1            01/02/01         00
    0432548238                           05           03/01/01          0
    10201560                             O            02/01/31
    0


    4198631          742/G02             F           76,500.00         ZZ
                                         360         76,500.00          1
                                       8.375            581.46         90
                                       8.125            581.46       85,000.00
    CHESTER          NY   10918          1            01/23/01         04
    0432577179                           05           03/01/01         25
    6183412                              O            02/01/31
    0


    4198682          A52/G02             F          179,000.00         ZZ
                                         360        179,000.00          1
                                       8.500          1,376.36         69
                                       8.250          1,376.36      260,000.00
    ATLANTA          GA   30315          5            01/19/01         00
    0432578912                           05           03/01/01          0
    13452                                N            02/01/31
    0


    4200006          E22/G02             F           90,000.00         ZZ
                                         360         90,000.00          1
                                       9.500            756.77         90
                                       9.250            756.77      100,000.00
    DEARBORN HEIGHT  MI   48127          1            01/17/01         04
    0412256752                           05           03/01/01         25
    0412256752                           N            02/01/31
    0


    4200007          E22/G02             F          193,000.00         ZZ
                                         360        193,000.00          1
                                       9.000          1,552.92         82
                                       8.750          1,552.92      236,000.00
    WYOMING          MI   49509          2            01/11/01         04
    0412260267                           05           03/01/01         12
    0412260267                           O            02/01/31
    0
1




    4200013          E22/G02             F           84,600.00         ZZ
                                         360         84,600.00          4
                                       9.000            680.71         90
                                       8.750            680.71       94,000.00
    ABERDEEN         WA   98520          1            01/09/01         11
    0412292104                           05           03/01/01         25
    0412292104                           N            02/01/31
    0


    4200018          E22/G02             F          166,500.00         ZZ
                                         360        166,500.00          1
                                       8.125          1,236.26         76
                                       7.875          1,236.26      220,000.00
    WINDER           GA   30680          2            01/11/01         00
    0412300410                           05           03/01/01          0
    0412300410                           O            02/01/31
    0


    4200021          E22/G02             F          335,000.00         ZZ
                                         360        334,802.21          1
                                       8.625          2,605.60         71
                                       8.375          2,605.60      475,000.00
    ALLEN            TX   75002          2            01/05/01         00
    0412306516                           05           02/01/01          0
    0412306516                           O            01/01/31
    0


    4200023          E22/G02             F          224,000.00         ZZ
                                         360        224,000.00          1
                                       8.375          1,702.56         80
                                       8.125          1,702.56      280,000.00
    CHICAGO          IL   60656          5            01/11/01         00
    0412308702                           05           03/01/01          0
    0412308702                           O            02/01/31
    0


    4200026          E22/G02             F           65,500.00         ZZ
                                         360         65,500.00          1
                                       8.750            515.29         90
                                       8.500            515.29       73,000.00
    NILES            MI   49120          5            01/11/01         04
    0412310682                           05           03/01/01         25
    0412310682                           O            02/01/31
    0


    4200028          E22/G02             F           73,000.00         ZZ
                                         360         73,000.00          1
1


                                       8.125            542.02         80
                                       7.875            542.02       92,000.00
    PUEBLO           CO   81005          2            01/12/01         00
    0412315368                           05           03/01/01          0
    0412315368                           O            02/01/31
    0


    4200035          E22/G02             F           80,150.00         ZZ
                                         360         80,150.00          1
                                       9.500            673.94         80
                                       9.250            673.94      100,206.00
    LEXINGTON        KY   40509          1            01/17/01         00
    0412323347                           05           03/01/01          0
    0412323347                           N            02/01/31
    0


    4200037          E22/G02             F          135,000.00         ZZ
                                         360        135,000.00          2
                                       9.500          1,135.15         90
                                       9.250          1,135.15      150,000.00
    OXFORD           OH   45056          2            01/17/01         04
    0412325524                           05           03/01/01         25
    0412325524                           N            02/01/31
    0


    4200038          E22/G02             F          240,250.00         ZZ
                                         360        240,250.00          1
                                       8.875          1,911.54         90
                                       8.625          1,911.54      266,988.00
    MIRAMAR          FL   33027          1            01/17/01         10
    0412325557                           03           03/01/01         25
    0412325557                           O            02/01/31
    0


    4200382          E82/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       8.875            954.77         80
                                       8.625            954.77      150,900.00
    NORTH BRUNSWICK  NJ   08902          1            01/17/01         00
    0400339248                           01           03/01/01          0
    0400339248                           O            02/01/31
    0


    4200840          Q64/G02             F          405,000.00         ZZ
                                         360        404,748.27          1
                                       8.375          3,078.29         34
                                       8.125          3,078.29    1,200,000.00
    LONGBOAT KEY     FL   34228          5            12/18/00         00
    0432564466                           03           02/01/01          0
1


    7201010610                           O            01/01/31
    0


    4201252          637/G02             F          157,250.00         ZZ
                                         360        157,157.15          1
                                       8.625          1,223.08         80
                                       8.375          1,223.08      196,600.00
    CAMERON PARK     CA   95682          1            12/07/00         00
    0432558401                           05           02/01/01          0
    0021477567                           N            01/01/31
    0


    4202472          M66/G02             F          122,400.00         ZZ
                                         360        122,338.18          2
                                       9.375          1,018.07         90
                                       9.125          1,018.07      136,000.00
    NORTH BERGEN     NJ   07047          1            12/21/00         11
    0432565257                           05           02/01/01         25
    210563                               N            01/01/31
    0


    4202779          K30/G02             F          116,100.00         ZZ
                                         360        116,100.00          4
                                       8.875            923.74         90
                                       8.625            923.74      129,000.00
    EL PASO          TX   79936          1            01/05/01         11
    0432562700                           05           03/01/01         25
    0076013                              N            02/01/31
    0


    4204124          526/526             F          246,750.00         T
                                         360        245,614.30          1
                                       8.875          1,963.25         76
                                       8.625          1,963.25      325,500.00
    HENDERSON        NV   89015          1            05/11/00         00
    0408123                              05           07/01/00          0
    0408123                              O            06/01/30
    0


    4204125          526/526             F          253,600.00         ZZ
                                         360        253,299.48          1
                                       8.625          1,972.47         75
                                       8.375          1,972.47      338,155.00
    AURORA           CO   80016          1            11/21/00         00
    0410014                              05           01/01/01          0
    0410014                              O            12/01/30
    0


1


    4204130          526/526             F           80,883.00         ZZ
                                         360         80,832.73          1
                                       8.375            614.77         90
                                       8.125            614.77       89,870.00
    HOUSTON          TX   77056          1            12/12/00         11
    0416675                              01           02/01/01         25
    0416675                              O            01/01/31
    0


    4204131          526/526             F          139,180.00         ZZ
                                         360        139,099.92          1
                                       8.750          1,094.93         90
                                       8.500          1,094.93      154,644.00
    ANTHEM           AZ   85086          1            12/13/00         12
    0416794                              03           02/01/01         25
    0416794                              O            01/01/31
    0


    4204148          526/526             F          122,350.00         ZZ
                                         360        122,065.33          1
                                       8.750            962.53         89
                                       8.500            962.53      138,500.00
    MESA             AZ   85206          1            09/20/00         01
    0422083                              05           11/01/00         25
    0422083                              O            10/01/30
    0


    4204154          526/526             F          252,000.00         ZZ
                                         360        251,413.67          1
                                       8.750          1,982.49         90
                                       8.500          1,982.49      280,000.00
    MESA             AZ   85213          1            09/25/00         12
    0423762                              05           11/01/00         25
    0423762                              N            10/01/30
    0


    4204159          526/526             F          177,300.00         ZZ
                                         360        177,200.60          3
                                       8.875          1,410.68         90
                                       8.625          1,410.68      197,000.00
    BROCKTON         MA   02301          1            12/21/00         01
    0424478                              05           02/01/01         25
    0424478                              N            01/01/31
    0


    4204163          526/526             F          139,500.00         T
                                         360        139,415.49          1
                                       8.500          1,072.63         70
                                       8.250          1,072.63      199,344.00
1


    DAVENPORT        FL   33837          1            12/13/00         00
    0425030                              03           02/01/01          0
    0425030                              O            01/01/31
    0


    4204167          526/526             F          171,750.00         ZZ
                                         360        171,551.64          1
                                       8.750          1,351.16         75
                                       8.500          1,351.16      229,000.00
    TAUNTON          MA   02780          1            11/30/00         00
    0425578                              05           01/01/01          0
    0425578                              O            12/01/30
    0


    4204170          526/526             F          132,400.00         ZZ
                                         360        132,209.51          1
                                       8.750          1,041.59         80
                                       8.500          1,041.59      165,605.00
    PRESCOTT         AZ   86305          1            12/22/00         00
    0426061                              05           02/01/01          0
    0426061                              O            01/01/31
    0


    4204173          526/526             F          126,000.00         ZZ
                                         360        125,842.83          1
                                       8.375            957.69         90
                                       8.125            957.69      140,000.00
    PORTLAND         OR   97206          1            11/21/00         12
    0426275                              05           01/01/01         25
    0426275                              N            12/01/30
    0


    4204176          526/526             F          171,600.00         ZZ
                                         360        171,285.90          1
                                       8.500          1,319.46         90
                                       8.250          1,319.46      190,725.00
    PARK CITY        UT   84098          1            10/30/00         12
    0426530                              05           12/01/00         25
    0426530                              N            11/01/30
    0


    4204179          526/526             F          112,000.00         ZZ
                                         300        111,753.93          1
                                       7.750            845.97         80
                                       7.500            845.97      140,000.00
    CATHEDRAL CITY   CA   92234          2            12/01/00         00
    0426970                              05           01/01/01          0
    0426970                              O            12/01/25
    0
1




    4204181          526/526             F          121,812.00         ZZ
                                         360        121,738.20          1
                                       8.500            936.63         80
                                       8.250            936.63      152,265.00
    BONITA SPRINGS   FL   34134          1            12/12/00         00
    0427071                              01           02/01/01          0
    0427071                              O            01/01/31
    0


    4204184          526/526             F           75,350.00         ZZ
                                         360         75,305.52          1
                                       8.625            586.06         50
                                       8.375            586.06      150,790.00
    LAS VEGAS        NV   89147          1            12/13/00         00
    0427301                              09           02/01/01          0
    0427301                              O            01/01/31
    0


    4204191          526/526             F          543,750.00         ZZ
                                         360        543,088.85          1
                                       8.500          4,180.97         75
                                       8.250          4,180.97      725,000.00
    SCOTTSDALE       AZ   85262          1            11/30/00         00
    0427570                              03           01/01/01          0
    0427570                              O            12/01/30
    0


    4204192          526/526             F          480,000.00         ZZ
                                         360        479,686.01          1
                                       8.125          3,563.99         80
                                       7.875          3,563.99      600,000.00
    PORTLAND         OR   97210          1            12/14/00         00
    0427703                              01           02/01/01          0
    0427703                              O            01/01/31
    0


    4204195          526/526             F          340,000.00         ZZ
                                         360        339,564.89          1
                                       8.250          2,554.31         80
                                       8.000          2,554.31      425,000.00
    PETALUMA         CA   94952          1            12/01/00         00
    0428072                              05           01/01/01          0
    0428072                              O            12/01/30
    0


    4204196          526/526             F          143,900.00         ZZ
                                         360        143,817.21          1
1


                                       8.750          1,132.06         90
                                       8.500          1,132.06      160,479.00
    SCHERERVILLE     IN   46375          1            12/13/00         11
    0428090                              05           02/01/01         25
    0428090                              O            01/01/31
    0


    4204200          526/526             F          204,592.00         ZZ
                                         360        204,330.18          1
                                       8.250          1,537.03         80
                                       8.000          1,537.03      255,740.00
    CHULA VISTA      CA   91915          1            11/06/00         00
    0428207                              03           01/01/01          0
    0428207                              N            12/01/30
    0


    4204201          526/526             F          152,000.00         T
                                         360        151,824.47          1
                                       8.750          1,195.78         80
                                       8.500          1,195.78      190,000.00
    SANTA ROSA BEAC  FL   32459          1            11/06/00         00
    0428254                              05           01/01/01          0
    0428254                              O            12/01/30
    0


    4204204          526/526             F           49,900.00         ZZ
                                         360         49,843.84          1
                                       8.875            397.03         82
                                       8.625            397.03       61,000.00
    STREAMWOOD       IL   60107          2            12/04/00         12
    0428335                              01           01/01/01         12
    0428335                              O            12/01/30
    0


    4204206          526/526             F           94,500.00         ZZ
                                         360         94,382.11          1
                                       8.375            718.27         70
                                       8.125            718.27      135,000.00
    ROWLETT          TX   75089          1            11/29/00         00
    0428564                              05           01/01/01          0
    0428564                              O            12/01/30
    0


    4204208          526/526             F           75,000.00         ZZ
                                         360         74,869.59          1
                                       8.750            590.03         75
                                       8.500            590.03      100,000.00
    BRECKENRIDGE     CO   80424          1            11/01/00         00
    0428594                              01           12/01/00          0
1


    0428594                              N            11/01/30
    0


    4204210          526/526             F          139,365.00         ZZ
                                         360        139,286.87          4
                                       8.875          1,108.85         95
                                       8.625          1,108.85      146,700.00
    VICTORVILLE      CA   92376          1            12/19/00         12
    0428628                              05           02/01/01         30
    0428628                              O            01/01/31
    0


    4204213          526/526             F          180,700.00         ZZ
                                         360        180,491.31          2
                                       8.750          1,421.57         65
                                       8.500          1,421.57      278,000.00
    DENVER           CO   80211          5            11/16/00         00
    0428728                              05           01/01/01          0
    0428728                              N            12/01/30
    0


    4204218          526/526             F          162,000.00         ZZ
                                         360        161,909.18          1
                                       8.875          1,288.94         83
                                       8.625          1,288.94      197,000.00
    INDIANAPOLI      IN   46236          5            12/13/00         11
    0429064                              03           02/01/01         12
    0429064                              O            01/01/31
    0


    4204225          526/526             F          125,350.00         ZZ
                                         360        125,159.36          1
                                       8.125            930.72         66
                                       7.875            930.72      190,000.00
    PLAINFIELD       IL   60544          5            11/27/00         00
    0429466                              05           01/01/01          0
    0429466                              O            12/01/30
    0


    4204227          526/526             F          339,200.00         ZZ
                                         360        338,776.85          1
                                       8.375          2,578.17         80
                                       8.125          2,578.17      424,000.00
    IRVINE           CA   92620          1            11/10/00         00
    0429551                              03           01/01/01          0
    0429551                              O            12/01/30
    0


1


    4204231          526/526             F           33,600.00         ZZ
                                         360         33,558.09          1
                                       8.375            255.38         80
                                       8.125            255.38       42,000.00
    LAKE HAVASU CIT  AZ   86403          1            11/15/00         00
    0429725                              01           01/01/01          0
    0429725                              N            12/01/30
    0


    4204233          526/526             F          190,800.00         ZZ
                                         360        190,690.23          1
                                       8.750          1,501.02         90
                                       8.500          1,501.02      212,000.00
    OLATHE           CO   81425          2            12/18/00         12
    0429772                              05           02/01/01         25
    0429772                              O            01/01/31
    0


    4204236          526/526             F          229,000.00         ZZ
                                         360        228,857.66          1
                                       8.375          1,740.57         79
                                       8.125          1,740.57      290,000.00
    LEAWOOD          KS   66224          5            12/20/00         00
    0429818                              03           02/01/01          0
    0429818                              O            01/01/31
    0


    4204237          526/526             F          139,500.00         ZZ
                                         360        139,347.03          1
                                       9.000          1,122.45         90
                                       8.750          1,122.45      155,000.00
    PHOENIX          AZ   85032          1            11/15/00         12
    0429832                              05           01/01/01         25
    0429832                              N            12/01/30
    0


    4204238          526/526             F          139,500.00         ZZ
                                         360        139,347.03          1
                                       9.000          1,122.45         90
                                       8.750          1,122.45      155,000.00
    PHOENIX          AZ   85032          1            11/15/00         12
    0429834                              05           01/01/01         25
    0429834                              N            12/01/30
    0


    4204241          526/526             F          139,500.00         ZZ
                                         360        139,347.03          1
                                       9.000          1,122.45         90
                                       8.750          1,122.45      155,000.00
1


    PHOENIX          AZ   85032          1            11/15/00         12
    0429854                              05           01/01/01         25
    0429854                              N            12/01/30
    0


    4204242          526/526             F          139,500.00         ZZ
                                         360        139,347.03          4
                                       9.000          1,122.45         90
                                       8.750          1,122.45      155,000.00
    PHOENIX          AZ   85032          1            11/15/00         12
    0429856                              05           01/01/01         25
    0429856                              N            12/01/30
    0


    4204245          526/526             F          308,800.00         ZZ
                                         360        308,244.33          1
                                       8.500          2,374.40         80
                                       8.250          2,374.40      386,000.00
    SAN CLEMENTE     CA   92673          1            11/27/00         00
    0429912                              03           01/01/01          0
    0429912                              N            12/01/30
    0


    4204246          526/526             F          240,000.00         ZZ
                                         360        239,861.92          1
                                       8.750          1,888.08         55
                                       8.500          1,888.08      440,000.00
    BOSTON           MA   02116          5            12/08/00         00
    0429966                              01           02/01/01          0
    0429966                              N            01/01/31
    0


    4204247          526/526             F          135,750.00         ZZ
                                         360        135,675.85          3
                                       9.000          1,092.28         75
                                       8.750          1,092.28      181,000.00
    TAUNTON          MA   02780          1            12/20/00         00
    0430073                              05           02/01/01          0
    0430073                              O            01/01/31
    0


    4204249          526/526             F          370,000.00         ZZ
                                         360        369,572.70          1
                                       8.750          2,910.79         80
                                       8.500          2,910.79      462,500.00
    BRECKENRIDGE     CO   80424          2            11/27/00         00
    0430095                              05           01/01/01          0
    0430095                              O            12/01/30
    0
1




    4204251          526/526             F          352,500.00         ZZ
                                         360        352,071.39          1
                                       8.500          2,710.42         55
                                       8.250          2,710.42      650,000.00
    REDWOOD CITY     CA   94062          2            11/27/00         00
    0430109                              05           01/01/01          0
    0430109                              N            12/01/30
    0


    4204252          526/526             F           82,500.00         ZZ
                                         360         82,453.75          1
                                       8.875            656.41         75
                                       8.625            656.41      110,000.00
    ANDALUSIA        AL   36420          2            12/22/00         00
    0430118                              05           02/01/01          0
    0430118                              O            01/01/31
    0


    4204254          526/526             F          239,200.00         ZZ
                                         360        239,062.38          1
                                       8.750          1,881.79         80
                                       8.500          1,881.79      299,000.00
    SCOTTSDALE       AZ   85255          1            12/11/00         00
    0430139                              03           02/01/01          0
    0430139                              O            01/01/31
    0


    4204256          526/526             F           78,300.00         ZZ
                                         360         78,256.10          1
                                       8.875            622.99         90
                                       8.625            622.99       87,000.00
    GLENDALE         AZ   85304          1            12/01/00         12
    0430160                              05           02/01/01         25
    0430160                              N            01/01/31
    0


    4204257          526/526             F          187,000.00         ZZ
                                         360        186,880.76          1
                                       8.250          1,404.87         74
                                       8.000          1,404.87      255,000.00
    CATHEDRAL CITY   CA   92234          2            11/28/00         00
    0430177                              05           02/01/01          0
    0430177                              O            01/01/31
    0


    4204259          526/526             F          267,750.00         ZZ
                                         360        267,416.00          1
1


                                       8.375          2,035.09         60
                                       8.125          2,035.09      450,000.00
    FLAGSTAFF        AZ   86001          5            11/10/00         00
    0430230                              05           01/01/01          0
    0430230                              O            12/01/30
    0


    4204261          526/526             F           86,250.00         ZZ
                                         360         86,133.87          1
                                       8.000            632.87         77
                                       7.750            632.87      113,000.00
    COCOA            FL   32926          1            12/01/00         00
    0430286                              03           01/01/01          0
    0430286                              O            12/01/30
    0


    4204263          526/526             F          113,950.00         ZZ
                                         360        113,886.12          4
                                       8.875            906.64         95
                                       8.625            906.64      119,988.00
    LOCKPORT         IL   60441          1            12/07/00         12
    0430303                              05           02/01/01         30
    0430303                              O            01/01/31
    0


    4204265          526/526             F          171,000.00         ZZ
                                         360        170,896.41          1
                                       8.500          1,314.84         90
                                       8.250          1,314.84      190,000.00
    TEMPE            AZ   85284          1            12/06/00         12
    0430346                              03           02/01/01         25
    0430346                              N            01/01/31
    0


    4204266          526/526             F          479,800.00         ZZ
                                         360        479,245.89          1
                                       8.750          3,774.59         80
                                       8.500          3,774.59      599,800.00
    BELMONT          CA   94002          1            11/28/00         00
    0430440                              05           01/01/01          0
    0430440                              O            12/01/30
    0


    4204276          526/526             F           93,600.00         ZZ
                                         360         93,486.20          1
                                       8.500            719.70         90
                                       8.250            719.70      104,000.00
    MESA             AZ   85203          1            11/22/00         12
    0430671                              05           01/01/01         25
1


    0430671                              N            12/01/30
    0


    4204278          526/526             F           80,000.00         ZZ
                                         360         79,907.61          3
                                       8.750            629.36         80
                                       8.500            629.36      100,000.00
    CHICAGO          IL   60651          1            11/30/00         00
    0430674                              05           01/01/01          0
    0430674                              N            12/01/30
    0


    4204279          526/526             F          165,750.00         ZZ
                                         360        165,652.14          1
                                       8.625          1,289.19         80
                                       8.375          1,289.19      207,200.00
    TELLURIDE        CO   81435          1            12/05/00         00
    0430677                              01           02/01/01          0
    0430677                              O            01/01/31
    0


    4204281          526/526             F          132,500.00         ZZ
                                         360        132,321.59          1
                                       8.000            972.24         47
                                       7.750            972.24      282,500.00
    HOWARD BEACH     NY   11414          1            12/01/00         00
    0430756                              05           01/01/01          0
    0430756                              O            12/01/30
    0


    4204283          526/526             F          155,800.00         ZZ
                                         360        155,708.01          4
                                       8.625          1,211.80         85
                                       8.375          1,211.80      185,000.00
    PHOENIX          AZ   85029          2            12/11/00         12
    0430764                              05           02/01/01         12
    0430764                              N            01/01/31
    0


    4204285          526/526             F          283,500.00         ZZ
                                         360        283,341.07          1
                                       8.875          2,255.65         90
                                       8.625          2,255.65      315,000.00
    SAN DIEGO        CA   92102          1            12/05/00         12
    0430842                              05           02/01/01         25
    0430842                              N            01/01/31
    0


1


    4204286          526/526             F          125,600.00         ZZ
                                         360        125,458.66          1
                                       8.875            999.33         75
                                       8.625            999.33      167,500.00
    KISSIMMEE        FL   34747          1            11/28/00         00
    0430867                              05           01/01/01          0
    0430867                              O            12/01/30
    0


    4204288          526/526             F          156,000.00         ZZ
                                         360        155,907.90          4
                                       8.625          1,213.35         85
                                       8.375          1,213.35      185,000.00
    PHOENIX          AZ   85029          2            12/11/00         12
    0430915                              09           02/01/01         12
    0430915                              N            01/01/31
    0


    4204289          526/526             F           50,000.00         ZZ
                                         360         49,942.25          1
                                       8.750            393.35         33
                                       8.500            393.35      152,400.00
    PHOENIX          AZ   85050          1            11/27/00         00
    0430947                              05           01/01/01          0
    0430947                              O            12/01/30
    0


    4204291          526/526             F          135,000.00         ZZ
                                         360        134,840.01          1
                                       8.625          1,050.02         90
                                       8.375          1,050.02      150,000.00
    TEMPE            AZ   85282          1            11/28/00         12
    0430961                              05           01/01/01         25
    0430961                              N            12/01/30
    0


    4204292          526/526             F           94,500.00         ZZ
                                         360         94,451.01          4
                                       9.250            777.43         90
                                       9.000            777.43      105,000.00
    PHOENIX          AZ   85003          1            12/12/00         12
    0430973                              05           02/01/01         25
    0430973                              N            01/01/31
    0


    4204293          526/526             F          228,750.00         ZZ
                                         360        228,614.95          1
                                       8.625          1,779.19         75
                                       8.375          1,779.19      305,000.00
1


    SEATTLE          WA   98103          2            12/18/00         00
    0430996                              05           02/01/01          0
    0430996                              N            01/01/31
    0


    4204294          526/526             F          228,750.00         ZZ
                                         360        228,614.95          1
                                       8.625          1,779.19         75
                                       8.375          1,779.19      305,000.00
    SEATTLE          WA   98103          2            12/18/00         00
    0431006                              05           02/01/01          0
    0431006                              N            01/01/31
    0


    4204296          526/526             F          228,750.00         ZZ
                                         360        228,614.95          1
                                       8.625          1,779.19         75
                                       8.375          1,779.19      305,000.00
    SEATTLE          WA   98103          2            12/18/00         00
    0431013                              05           02/01/01          0
    0431013                              N            01/01/31
    0


    4204297          526/526             F          228,750.00         ZZ
                                         360        228,614.95          1
                                       8.625          1,779.19         75
                                       8.375          1,779.19      305,000.00
    SEATTLE          WA   98103          2            12/18/00         00
    0431017                              05           02/01/01          0
    0431017                              N            01/01/31
    0


    4204298          526/526             F          146,800.00         ZZ
                                         360        146,616.86          1
                                       8.375          1,115.79         80
                                       8.125          1,115.79      183,562.00
    CHANDLER         AZ   85225          1            11/15/00         00
    0431041                              03           01/01/01          0
    0431041                              O            12/01/30
    0


    4204300          526/526             F          269,100.00         ZZ
                                         360        268,764.31          1
                                       8.375          2,045.35         90
                                       8.125          2,045.35      299,000.00
    MIAMI            FL   33178          1            11/30/00         21
    0431073                              03           01/01/01         25
    0431073                              O            12/01/30
    0
1




    4204301          526/526             F          318,700.00         ZZ
                                         360        318,312.49          1
                                       8.500          2,450.53         75
                                       8.250          2,450.53      425,000.00
    PINCKNEY         MI   48169          5            12/01/00         00
    0431119                              29           01/01/01          0
    0431119                              O            12/01/30
    0


    4204303          526/526             F           88,000.00         ZZ
                                         360         87,948.05          1
                                       8.625            684.45         79
                                       8.375            684.45      111,500.00
    CENTRAL POINT    OR   97502          1            12/01/00         00
    0431141                              05           02/01/01          0
    0431141                              O            01/01/31
    0


    4204306          526/526             F          200,000.00         ZZ
                                         360        199,744.04          1
                                       8.250          1,502.54         80
                                       8.000          1,502.54      250,000.00
    LONGWOOD         FL   32750          1            11/30/00         00
    0431182                              03           01/01/01          0
    0431182                              O            12/01/30
    0


    4204308          526/526             F          500,000.00         T
                                         360        499,326.79          1
                                       8.000          3,668.82         80
                                       7.750          3,668.82      625,000.00
    PARK CITY        UT   84060          1            11/21/00         00
    0431198                              01           01/01/01          0
    0431198                              O            12/01/30
    0


    4204310          526/526             F          126,000.00         ZZ
                                         360        125,925.61          3
                                       8.625            980.02         90
                                       8.375            980.02      140,000.00
    MESA             AZ   85205          1            12/20/00         10
    0431211                              05           02/01/01         25
    0431211                              N            01/01/31
    0


    4204312          526/526             F          126,000.00         ZZ
                                         360        125,925.61          3
1


                                       8.625            980.02         90
                                       8.375            980.02      140,000.00
    MESA             AZ   85205          1            12/20/00         14
    0431220                              05           02/01/01         30
    0431220                              N            01/01/31
    0


    4204314          526/526             F           99,200.00         ZZ
                                         360         99,079.39          1
                                       8.500            762.76         80
                                       8.250            762.76      124,000.00
    CICERO           IL   60804          1            11/30/00         00
    0431289                              05           01/01/01          0
    0431289                              O            12/01/30
    0


    4204315          526/526             F          113,500.00         ZZ
                                         360        113,368.93          4
                                       8.750            892.90         56
                                       8.500            892.90      205,000.00
    ENGLEWOOD        CO   80110          1            11/30/00         00
    0431378                              05           01/01/01          0
    0431378                              N            12/01/30
    0


    4204317          526/526             F          400,000.00         ZZ
                                         360        399,501.02          1
                                       8.375          3,040.29         60
                                       8.125          3,040.29      675,000.00
    SANTA FE         NM   87501          5            11/28/00         00
    0431384                              03           01/01/01          0
    0431384                              O            12/01/30
    0


    4204320          526/526             F           99,000.00         ZZ
                                         360         98,943.05          1
                                       8.750            778.83         90
                                       8.500            778.83      110,000.00
    WICKLIFFE        OH   44092          1            12/11/00         12
    0431430                              05           02/01/01         25
    0431430                              O            01/01/31
    0


    4204324          526/526             F          207,000.00         ZZ
                                         360        206,883.96          3
                                       8.875          1,646.98         90
                                       8.625          1,646.98      230,000.00
    CHICAGO          IL   60653          1            12/22/00         11
    0431461                              05           02/01/01         25
1


    0431461                              N            01/01/31
    0


    4204325          526/526             F          637,500.00         ZZ
                                         360        636,684.17          1
                                       8.250          4,789.33         75
                                       8.000          4,789.33      850,000.00
    SCOTTSDALE       AZ   85258          5            11/22/00         00
    0431493                              03           01/01/01          0
    0431493                              O            12/01/30
    0


    4204328          526/526             F          108,800.00         ZZ
                                         360        108,558.75          1
                                       7.875            788.88         80
                                       7.625            788.88      136,000.00
    MIAMI            FL   33177          1            12/01/00         00
    0431543                              05           01/01/01          0
    0431543                              O            12/01/30
    0


    4204331          526/526             F          311,250.00         ZZ
                                         360        310,871.56          1
                                       8.500          2,393.24         75
                                       8.250          2,393.24      415,000.00
    HOLLISTER        CA   95023          1            11/29/00         00
    0431584                              05           01/01/01          0
    0431584                              N            12/01/30
    0


    4204335          526/526             F          151,900.00         ZZ
                                         360        151,807.98          1
                                       8.500          1,167.98         80
                                       8.250          1,167.98      189,900.00
    KALISPELL        MT   59901          1            12/04/00         00
    0431651                              05           02/01/01          0
    0431651                              O            01/01/31
    0


    4204336          526/526             F          153,000.00         ZZ
                                         360        152,909.67          1
                                       8.625          1,190.02         90
                                       8.375          1,190.02      170,000.00
    MESA             AZ   85205          1            12/22/00         12
    0431667                              05           02/01/01         25
    0431667                              N            01/01/31
    0


1


    4204337          526/526             F          157,500.00         ZZ
                                         360        157,407.01          4
                                       8.625          1,225.02         90
                                       8.375          1,225.02      175,000.00
    MESA             AZ   85203          1            12/14/00         12
    0431671                              05           02/01/01         25
    0431671                              N            01/01/31
    0


    4204340          526/526             F          207,200.00         ZZ
                                         360        206,948.07          1
                                       8.500          1,593.19         70
                                       8.250          1,593.19      296,000.00
    NAPLES           FL   34108          1            11/30/00         00
    0431690                              05           01/01/01          0
    0431690                              O            12/01/30
    0


    4204344          526/526             F           75,000.00         ZZ
                                         360         74,956.85          1
                                       8.750            590.03         52
                                       8.500            590.03      145,000.00
    GLOCESTER        RI   02814          1            12/22/00         00
    0431774                              05           02/01/01          0
    0431774                              O            01/01/31
    0


    4204346          526/526             F           69,300.00         ZZ
                                         360         69,219.97          1
                                       8.750            545.18         90
                                       8.500            545.18       77,000.00
    GLENDALE         AZ   85308          1            11/29/00         12
    0431819                              05           01/01/01         25
    0431819                              N            12/01/30
    0


    4204347          526/526             F          165,750.00         ZZ
                                         360        165,638.79          1
                                       8.000          1,216.21         85
                                       7.750          1,216.21      195,000.00
    SANTA CLARA      CA   91321          5            12/19/00         12
    0431829                              01           02/01/01         12
    0431829                              O            01/01/31
    0


    4204348          526/526             F           51,765.00         ZZ
                                         360         51,735.98          3
                                       8.875            411.87         85
                                       8.625            411.87       60,900.00
1


    ANDERSON         IN   46013          1            12/27/00         11
    0431849                              05           02/01/01         12
    0431849                              N            01/01/31
    0


    4204350          526/526             F          130,500.00         ZZ
                                         360        130,416.40          1
                                       8.250            980.40         90
                                       8.000            980.40      145,000.00
    BLOOMFIELD TOWN  MI   48302          1            12/05/00         11
    0431886                              01           02/01/01         25
    0431886                              O            01/01/31
    0


    4204352          526/526             F          110,000.00         ZZ
                                         360        109,929.86          1
                                       8.250            826.39         60
                                       8.000            826.39      185,000.00
    RIVER FOREST     IL   60305          5            12/15/00         00
    0431893                              01           02/01/01          0
    0431893                              O            01/01/31
    0


    4204354          526/526             F          118,400.00         ZZ
                                         360        118,333.63          4
                                       8.875            942.04         80
                                       8.625            942.04      148,000.00
    PALISADE         CO   81526          1            12/11/00         00
    0431895                              05           02/01/01          0
    0431895                              N            01/01/31
    0


    4204355          526/526             F          239,400.00         ZZ
                                         360        239,123.53          1
                                       8.750          1,883.36         95
                                       8.500          1,883.36      252,000.00
    WEST BEND        WI   53095          1            12/01/00         10
    0431914                              05           01/01/01         30
    0431914                              O            12/01/30
    0


    4204357          526/526             F          252,500.00         ZZ
                                         360        252,192.98          1
                                       8.500          1,941.51         40
                                       8.250          1,941.51      635,000.00
    LA JOLLA         CA   92037          5            11/27/00         00
    0431922                              01           01/01/01          0
    0431922                              O            12/01/30
    0
1




    4204358          526/526             F           88,850.00         ZZ
                                         360         88,793.34          1
                                       8.250            667.50         80
                                       8.000            667.50      111,122.00
    FORT WORTH       TX   76135          1            12/01/00         00
    0431925                              05           02/01/01          0
    0431925                              O            01/01/31
    0


    4204361          526/526             F          142,500.00         ZZ
                                         360        142,272.06          1
                                       8.875          1,133.79         95
                                       8.625          1,133.79      150,000.00
    PHILADELPHIA     PA   19131          1            11/30/00         01
    0431949                              05           01/01/01         30
    0431949                              O            12/01/30
    0


    4204362          526/526             F           92,000.00         ZZ
                                         360         91,874.54          1
                                       7.875            667.07         80
                                       7.625            667.07      115,000.00
    ORLANDO          FL   32809          5            12/01/00         00
    0431968                              05           01/01/01          0
    0431968                              O            12/01/30
    0


    4204363          526/526             F          237,600.00         ZZ
                                         360        237,470.22          4
                                       9.000          1,911.78         80
                                       8.750          1,911.78      297,000.00
    CHICAGO          IL   60618          1            12/08/00         00
    0431971                              05           02/01/01          0
    0431971                              O            01/01/31
    0


    4204364          526/526             F           97,800.00         ZZ
                                         360         97,695.52          1
                                       9.125            795.73         90
                                       8.875            795.73      108,720.00
    CLEVELAND        TX   77327          1            12/05/00         12
    0431987                              05           01/01/01         25
    0431987                              N            12/01/30
    0


    4204365          526/526             F          538,400.00         ZZ
                                         360        538,047.82          1
1


                                       8.125          3,997.60         80
                                       7.875          3,997.60      673,000.00
    SCOTTSDALE       AZ   85260          1            12/12/00         00
    0432010                              05           02/01/01          0
    0432010                              O            01/01/31
    0


    4204366          526/526             F          105,300.00         ZZ
                                         360        105,240.97          1
                                       8.875            837.81         90
                                       8.625            837.81      117,000.00
    SCOTTSDALE       AZ   85257          1            12/06/00         12
    0432019                              01           02/01/01         25
    0432019                              N            01/01/31
    0


    4204371          526/526             F           83,768.00         ZZ
                                         360         83,717.26          1
                                       8.500            644.10         71
                                       8.250            644.10      118,000.00
    CARROLLTON       GA   30116          5            12/18/00         00
    0432115                              05           02/01/01          0
    0432115                              O            01/01/31
    0


    4204372          526/526             F          228,000.00         ZZ
                                         360        227,736.68          3
                                       8.750          1,793.68         80
                                       8.500          1,793.68      285,000.00
    SEATTLE          WA   98115          1            11/28/00         00
    0432124                              05           01/01/01          0
    0432124                              N            12/01/30
    0


    4204373          526/526             F          173,200.00         ZZ
                                         360        172,983.93          1
                                       8.375          1,316.45         80
                                       8.125          1,316.45      216,500.00
    PHOENIX          AZ   85023          1            11/28/00         00
    0432128                              03           01/01/01          0
    0432128                              O            12/01/30
    0


    4204374          526/526             F          103,900.00         ZZ
                                         360        103,773.67          1
                                       8.500            798.90         80
                                       8.250            798.90      129,900.00
    TEMPE            AZ   85283          1            11/27/00         00
    0432131                              05           01/01/01          0
1


    0432131                              O            12/01/30
    0


    4204377          526/526             F          119,000.00         ZZ
                                         360        118,929.74          1
                                       8.625            925.57         48
                                       8.375            925.57      250,000.00
    DES PLAINES      IL   60018          5            12/07/00         00
    0432149                              05           02/01/01          0
    0432149                              O            01/01/31
    0


    4204379          526/526             F           61,200.00         ZZ
                                         360         61,162.92          1
                                       8.500            470.58         90
                                       8.250            470.58       68,000.00
    MIAMI            FL   33183          1            12/06/00         01
    0432162                              08           02/01/01         25
    0432162                              O            01/01/31
    0


    4204380          526/526             F           82,400.00         ZZ
                                         360         82,344.71          1
                                       8.000            604.62         80
                                       7.750            604.62      103,000.00
    HOUSTON          TX   77084          1            12/01/00         00
    0432173                              05           02/01/01          0
    0432173                              O            01/01/31
    0


    4204385          526/526             F           95,000.00         ZZ
                                         360         94,942.45          1
                                       8.500            730.47         68
                                       8.250            730.47      140,955.00
    MESA             AZ   85208          1            12/19/00         00
    0432251                              03           02/01/01          0
    0432251                              O            01/01/31
    0


    4204386          526/526             F           67,200.00         ZZ
                                         360         67,156.04          1
                                       8.125            498.96         60
                                       7.875            498.96      112,000.00
    SOUTHFIELD       MI   48076          5            12/22/00         00
    0432283                              05           02/01/01          0
    0432283                              O            01/01/31
    0


1


    4204388          526/526             F          348,000.00         ZZ
                                         360        347,754.39          1
                                       7.750          2,493.11         80
                                       7.500          2,493.11      435,000.00
    CEDAR FALLS      IA   50613          5            12/14/00         00
    0432290                              05           02/01/01          0
    0432290                              O            01/01/31
    0


    4204389          526/526             F          120,000.00         ZZ
                                         360        119,929.15          1
                                       8.625            933.35         58
                                       8.375            933.35      210,000.00
    FT LAUDERDALE    FL   33312          1            12/01/00         00
    0432306                              03           02/01/01          0
    0432306                              O            01/01/31
    0


    4204390          526/526             F          156,000.00         ZZ
                                         360        155,824.43          1
                                       8.875          1,241.21         80
                                       8.625          1,241.21      195,000.00
    DENVER           CO   80218          1            12/01/00         00
    0432321                              06           01/01/01          0
    0432321                              O            12/01/30
    0


    4204391          526/526             F          380,450.00         ZZ
                                         360        380,225.38          1
                                       8.625          2,959.10         70
                                       8.375          2,959.10      543,500.00
    SUNNY ISLES BEA  FL   33160          1            12/19/00         00
    0432333                              06           02/01/01          0
    0432333                              O            01/01/31
    0


    4204394          526/526             F          129,000.00         ZZ
                                         360        128,919.82          1
                                       8.375            980.49         88
                                       8.125            980.49      147,000.00
    NAPLES           FL   34103          2            12/15/00         12
    0432346                              01           02/01/01         25
    0432346                              O            01/01/31
    0


    4204395          526/526             F          210,400.00         ZZ
                                         360        210,278.95          1
                                       8.750          1,655.22         80
                                       8.500          1,655.22      263,000.00
1


    PLATTEVILLE      CO   80651          1            12/04/00         00
    0432353                              05           02/01/01          0
    0432353                              O            01/01/31
    0


    4204397          526/526             F          175,500.00         ZZ
                                         360        175,281.06          1
                                       8.375          1,333.93         90
                                       8.125          1,333.93      195,000.00
    QUEEN CREEK      AZ   85242          2            11/27/00         12
    0432372                              05           01/01/01         25
    0432372                              O            12/01/30
    0


    4204400          526/526             F          560,556.00         ZZ
                                         360        560,233.49          1
                                       8.750          4,409.90         75
                                       8.500          4,409.90      747,408.00
    SIMI VALLEY      CA   93065          1            12/04/00         00
    0432381                              03           02/01/01          0
    0432381                              O            01/01/31
    0


    4204401          526/526             F          112,000.00         ZZ
                                         360        111,932.15          1
                                       8.500            861.18         74
                                       8.250            861.18      153,000.00
    PHOENIX          AZ   85020          5            12/12/00         00
    0432383                              05           02/01/01          0
    0432383                              O            01/01/31
    0


    4204403          526/526             F          200,000.00         ZZ
                                         360        199,884.93          1
                                       8.750          1,573.40         80
                                       8.500          1,573.40      250,000.00
    VANCOUVER        WA   98661          1            12/01/00         00
    0432479                              05           02/01/01          0
    0432479                              N            01/01/31
    0


    4204404          526/526             F          378,000.00         ZZ
                                         360        377,563.45          1
                                       8.750          2,973.73         90
                                       8.500          2,973.73      420,000.00
    WASHINGTON       UT   84780          1            11/28/00         12
    0432515                              03           01/01/01         25
    0432515                              O            12/01/30
    0
1




    4204406          526/526             F          103,500.00         ZZ
                                         360        103,440.46          3
                                       8.750            814.23         90
                                       8.500            814.23      115,000.00
    LOWELL           MA   01852          1            12/08/00         11
    0432539                              05           02/01/01         25
    0432539                              N            01/01/31
    0


    4204408          526/526             F          500,000.00         ZZ
                                         360        499,689.22          1
                                       8.375          3,800.36         75
                                       8.125          3,800.36      671,000.00
    DANVILLE         CA   94526          5            12/22/00         00
    0432546                              05           02/01/01          0
    0432546                              O            01/01/31
    0


    4204409          526/526             F          208,125.00         ZZ
                                         360        207,890.77          1
                                       8.875          1,655.94         75
                                       8.625          1,655.94      277,500.00
    PHOENIX          AZ   85018          1            11/28/00         00
    0432568                              03           01/01/01          0
    0432568                              N            12/01/30
    0


    4204410          526/526             F          166,500.00         ZZ
                                         360        166,404.20          1
                                       8.750          1,309.86         90
                                       8.500          1,309.86      185,000.00
    WESTON           FL   33327          1            12/20/00         01
    0432621                              03           02/01/01         20
    0432621                              O            01/01/31
    0


    4204411          526/526             F           70,000.00         ZZ
                                         360         69,950.59          1
                                       7.750            501.49         61
                                       7.500            501.49      115,000.00
    EL PASO          TX   79924          1            12/05/00         00
    0432628                              05           02/01/01          0
    0432628                              O            01/01/31
    0


    4204413          526/526             F           61,200.00         ZZ
                                         360         61,132.89          2
1


                                       9.000            492.43         90
                                       8.750            492.43       68,000.00
    ATHENS           GA   30601          1            12/01/00         12
    0432636                              05           01/01/01         25
    0432636                              N            12/01/30
    0


    4204414          526/526             F           85,500.00         ZZ
                                         360         85,339.80          1
                                       8.500            657.42         90
                                       8.250            657.42       95,000.00
    EAST PROVIDENCE  RI   02915          1            12/07/00         10
    0432638                              05           02/01/01         25
    0432638                              O            01/01/31
    0


    4204416          526/526             F          144,300.00         ZZ
                                         360        144,205.61          1
                                       8.125          1,071.42         73
                                       7.875          1,071.42      200,000.00
    LAKEWOOD         CO   80228          5            12/14/00         00
    0432662                              01           02/01/01          0
    0432662                              O            01/01/31
    0


    4204417          526/526             F           90,000.00         ZZ
                                         360         89,890.57          1
                                       8.500            692.02         90
                                       8.250            692.02      100,000.00
    GILBERT          AZ   85234          1            11/30/00         12
    0432664                              05           01/01/01         25
    0432664                              N            12/01/30
    0


    4204420          526/526             F          122,400.00         ZZ
                                         360        122,254.96          1
                                       8.625            952.01         90
                                       8.375            952.01      136,000.00
    CHESTNUT HILL    MA   02467          1            11/30/00         11
    0432675                              01           01/01/01         25
    0432675                              N            12/01/30
    0


    4204421          526/526             F          157,500.00         ZZ
                                         360        157,404.58          1
                                       8.500          1,211.04         90
                                       8.250          1,211.04      175,000.00
    PHOENIX          AZ   85014          1            12/18/00         12
    0432683                              09           02/01/01         25
1


    0432683                              N            01/01/31
    0


    4204422          526/526             F          161,000.00         ZZ
                                         360        160,902.47          1
                                       8.500          1,237.95         90
                                       8.250          1,237.95      179,000.00
    PHOENIX          AZ   85014          1            12/18/00         12
    0432687                              09           02/01/01         25
    0432687                              N            01/01/31
    0


    4204424          526/526             F          132,750.00         ZZ
                                         360        132,677.49          1
                                       9.000          1,068.14         90
                                       8.750          1,068.14      147,500.00
    EATONVILLE       FL   32751          1            12/28/00         12
    0432728                              05           02/01/01         25
    0432728                              N            01/01/31
    0


    4204426          526/526             F          104,046.00         ZZ
                                         360        103,982.97          1
                                       8.500            800.02         90
                                       8.250            800.02      115,607.00
    TEMPE            AZ   85282          1            12/19/00         12
    0432746                              05           02/01/01         25
    0432746                              N            01/01/31
    0


    4204427          526/526             F          118,400.00         ZZ
                                         360        118,256.05          1
                                       8.500            910.39         80
                                       8.250            910.39      148,000.00
    CHANDLER         AZ   85225          1            11/29/00         00
    0432758                              05           01/01/01          0
    0432758                              N            12/01/30
    0


    4204431          526/526             F          103,500.00         ZZ
                                         360        103,443.47          1
                                       9.000            832.78         90
                                       8.750            832.78      115,000.00
    TUCSON           AZ   85714          1            12/01/00         12
    0432772                              05           02/01/01         25
    0432772                              N            01/01/31
    0


1


    4204432          526/526             F          171,000.00         ZZ
                                         360        170,893.72          1
                                       8.375          1,299.72         90
                                       8.125          1,299.72      190,000.00
    PHOENIX          AZ   85029          1            12/05/00         12
    0432806                              03           02/01/01         25
    0432806                              O            01/01/31
    0


    4204433          526/526             F          320,000.00         ZZ
                                         360        319,790.68          1
                                       8.125          2,375.99         80
                                       7.875          2,375.99      400,000.00
    WALESKA          GA   30183          5            12/20/00         00
    0432808                              05           02/01/01          0
    0432808                              O            01/01/31
    0


    4204434          526/526             F          237,500.00         ZZ
                                         360        237,366.85          4
                                       8.875          1,889.66         90
                                       8.625          1,889.66      263,900.00
    LANSING          IL   60438          1            12/19/00         12
    0432824                              05           02/01/01         25
    0432824                              N            01/01/31
    0


    4204435          526/526             F          320,000.00         ZZ
                                         360        319,795.95          1
                                       8.250          2,404.05         79
                                       8.000          2,404.05      410,000.00
    WOLCOTT          CO   81655          5            12/21/00         00
    0432828                              05           02/01/01          0
    0432828                              O            01/01/31
    0


    4204438          526/526             F          720,000.00         ZZ
                                         360        719,516.90          1
                                       8.000          5,283.10         80
                                       7.750          5,283.10      900,000.00
    BERKELEY         CA   94708          1            12/21/00         00
    0432836                              05           02/01/01          0
    0432836                              O            01/01/31
    0


    4204442          526/526             F          388,000.00         ZZ
                                         360        387,758.84          1
                                       8.375          2,949.08         80
                                       8.125          2,949.08      485,000.00
1


    MIAMI            FL   33133          1            12/14/00         00
    0432873                              05           02/01/01          0
    0432873                              O            01/01/31
    0


    4204443          526/526             F          126,000.00         ZZ
                                         360        125,865.39          1
                                       9.125          1,025.18         70
                                       8.875          1,025.18      180,000.00
    UXBRIDGE         MA   01569          1            12/07/00         00
    0432911                              05           01/01/01          0
    0432911                              O            12/01/30
    0


    4204444          526/526             F          189,600.00         ZZ
                                         360        189,479.10          1
                                       8.250          1,424.40         80
                                       8.000          1,424.40      237,000.00
    FRAMINGHAM       MA   01701          1            12/11/00         00
    0432921                              05           02/01/01          0
    0432921                              O            01/01/31
    0


    4204445          526/526             F          148,150.00         ZZ
                                         360        148,057.91          1
                                       8.375          1,126.05         80
                                       8.125          1,126.05      185,240.00
    HENDERSON        NV   89012          1            12/04/00         00
    0432941                              03           02/01/01          0
    0432941                              O            01/01/31
    0


    4204446          526/526             F          139,500.00         ZZ
                                         360        139,419.74          1
                                       8.750          1,097.45         90
                                       8.500          1,097.45      155,000.00
    MESA             AZ   85201          1            12/18/00         12
    0432944                              05           02/01/01         25
    0432944                              N            01/01/31
    0


    4204447          526/526             F           56,000.00         ZZ
                                         360         55,965.19          1
                                       8.375            425.64         80
                                       8.125            425.64       70,000.00
    SALEM            OR   97301          1            12/18/00         00
    0432947                              01           02/01/01          0
    0432947                              N            01/01/31
    0
1




    4204448          526/526             F           53,000.00         ZZ
                                         360         52,967.06          1
                                       8.375            402.84         80
                                       8.125            402.84       66,250.00
    SALEM            OR   97301          1            12/18/00         00
    0432950                              01           02/01/01          0
    0432950                              N            01/01/31
    0


    4204449          526/526             F           36,350.00         ZZ
                                         360         36,328.54          1
                                       8.625            282.73         75
                                       8.375            282.73       48,500.00
    SALEM            OR   97301          1            12/18/00         00
    0432953                              01           02/01/01          0
    0432953                              N            01/01/31
    0


    4204450          526/526             F          123,626.00         ZZ
                                         360        123,490.45          1
                                       9.000            994.72         90
                                       8.750            994.72      137,363.00
    GILBERT          AZ   85296          1            11/30/00         12
    0432956                              03           01/01/01         25
    0432956                              N            12/01/30
    0


    4204452          526/526             F          147,920.00         ZZ
                                         360        147,837.07          1
                                       8.875          1,176.92         80
                                       8.625          1,176.92      184,900.00
    ANTIOCH          CA   94509          1            12/07/00         00
    0432961                              05           02/01/01          0
    0432961                              N            01/01/31
    0


    4204453          526/526             F          280,000.00         ZZ
                                         360        279,825.97          1
                                       8.375          2,128.20         80
                                       8.125          2,128.20      350,000.00
    SUGAR LAND       TX   77479          1            12/20/00         00
    0432964                              03           02/01/01          0
    0432964                              O            01/01/31
    0


    4204454          526/526             F          140,000.00         ZZ
                                         360        139,917.34          3
1


                                       8.625          1,088.91         77
                                       8.375          1,088.91      182,000.00
    LYNN             MA   01904          2            12/20/00         00
    0433001                              05           02/01/01          0
    0433001                              O            01/01/31
    0


    4204456          526/526             F           60,000.00         ZZ
                                         360         59,963.65          1
                                       8.500            461.35         80
                                       8.250            461.35       75,000.00
    DALLAS           TX   75206          1            12/13/00         00
    0433049                              01           02/01/01          0
    0433049                              O            01/01/31
    0


    4204458          526/526             F          500,000.00         ZZ
                                         360        499,681.17          1
                                       8.250          3,756.33         80
                                       8.000          3,756.33      625,000.00
    SCOTTSDALE       AZ   85255          1            12/12/00         00
    0433068                              03           02/01/01          0
    0433068                              O            01/01/31
    0


    4204461          526/526             F          108,800.00         ZZ
                                         360        108,680.69          1
                                       9.000            875.43         80
                                       8.750            875.43      136,000.00
    DENVER           CO   80207          1            12/04/00         00
    0433099                              05           01/01/01          0
    0433099                              N            12/01/30
    0


    4204462          526/526             F          520,000.00         ZZ
                                         360        519,684.98          1
                                       8.500          3,998.35         37
                                       8.250          3,998.35    1,437,266.00
    CUPERTINO        CA   95014          1            12/11/00         00
    0433106                              03           02/01/01          0
    0433106                              O            01/01/31
    0


    4204463          526/526             F          190,000.00         ZZ
                                         360        189,881.90          1
                                       8.375          1,444.14         72
                                       8.125          1,444.14      265,000.00
    PALM DESERT      CA   92211          1            12/01/00         00
    0433123                              07           02/01/01          0
1


    0433123                              O            01/01/31
    0


    4204464          526/526             F          100,000.00         ZZ
                                         360         99,942.47          1
                                       8.750            786.70         75
                                       8.500            786.70      135,000.00
    WATERTOWN        CT   06795          1            12/20/00         00
    0433138                              05           02/01/01          0
    0433138                              O            01/01/31
    0


    4204465          526/526             F           54,400.00         ZZ
                                         360         54,366.19          1
                                       8.375            413.48         43
                                       8.125            413.48      128,000.00
    CODY             WY   82414          5            12/14/00         00
    0433178                              05           02/01/01          0
    0433178                              N            01/01/31
    0


    4204466          526/526             F          484,800.00         T
                                         360        484,163.59          1
                                       8.125          3,599.63         80
                                       7.875          3,599.63      606,012.00
    FOUNTAIN HILLS   AZ   85268          1            11/29/00         00
    0433184                              01           01/01/01          0
    0433184                              O            12/01/30
    0


    4204467          526/526             F          113,500.00         ZZ
                                         360        113,436.37          1
                                       8.875            903.06         74
                                       8.625            903.06      153,500.00
    MESA             AZ   85202          1            12/07/00         00
    0433194                              03           02/01/01          0
    0433194                              N            01/01/31
    0


    4204469          526/526             F           76,000.00         ZZ
                                         360         75,956.28          1
                                       8.750            597.89         80
                                       8.500            597.89       95,000.00
    STOUGHTON        MA   02072          1            12/21/00         00
    0433206                              01           02/01/01          0
    0433206                              O            01/01/31
    0


1


    4204473          526/526             F          350,000.00         ZZ
                                         360        349,787.97          4
                                       8.500          2,691.20         48
                                       8.250          2,691.20      740,000.00
    CHICAGO          IL   60647          5            12/21/00         00
    0433245                              05           02/01/01          0
    0433245                              O            01/01/31
    0


    4204474          526/526             F          178,200.00         ZZ
                                         360        178,097.48          4
                                       8.750          1,401.90         90
                                       8.500          1,401.90      198,000.00
    BOISE            ID   83705          1            12/08/00         14
    0433251                              05           02/01/01         25
    0433251                              N            01/01/31
    0


    4204475          526/526             F           98,000.00         T
                                         360         97,943.61          1
                                       8.750            770.97         70
                                       8.500            770.97      140,000.00
    MONTGOMERY       TX   77356          1            12/08/00         00
    0433252                              01           02/01/01          0
    0433252                              O            01/01/31
    0


    4204480          526/526             F          135,000.00         ZZ
                                         360        134,924.32          1
                                       8.875          1,074.12         75
                                       8.625          1,074.12      180,000.00
    ATTLEBORO        MA   02703          5            12/12/00         00
    0433327                              05           02/01/01          0
    0433327                              O            01/01/31
    0


    4204484          526/526             F           64,950.00         ZZ
                                         360         64,912.63          2
                                       8.750            510.96         95
                                       8.500            510.96       69,000.00
    CHICAGO          IL   60636          2            12/18/00         11
    0433374                              05           02/01/01         30
    0433374                              O            01/01/31
    0


    4204489          526/526             F          216,000.00         ZZ
                                         360        215,872.47          4
                                       8.625          1,680.03         90
                                       8.375          1,680.03      240,000.00
1


    SAN DIEGO        CA   92104          1            12/14/00         12
    0433430                              05           02/01/01         25
    0433430                              N            01/01/31
    0


    4204491          526/526             F          147,250.00         ZZ
                                         360        147,156.10          1
                                       8.250          1,106.24         90
                                       8.000          1,106.24      163,625.00
    MESA             AZ   85212          1            12/08/00         12
    0433434                              03           02/01/01         25
    0433434                              N            01/01/31
    0


    4204492          526/526             F          557,900.00         ZZ
                                         360        557,570.62          1
                                       8.625          4,339.29         90
                                       8.375          4,339.29      620,000.00
    ENCINO           CA   91316          2            12/07/00         12
    0433436                              05           02/01/01         25
    0433436                              O            01/01/31
    0


    4204493          526/526             F          178,750.00         ZZ
                                         360        178,638.90          1
                                       8.375          1,358.63         65
                                       8.125          1,358.63      275,000.00
    PHOENIX          AZ   85018          1            12/08/00         00
    0433438                              05           02/01/01          0
    0433438                              O            01/01/31
    0


    4204495          526/526             F           50,680.00         ZZ
                                         360         50,650.08          1
                                       8.625            394.18         59
                                       8.375            394.18       86,000.00
    CASTLEROCK       CO   80104          1            12/20/00         00
    0433514                              01           02/01/01          0
    0433514                              N            01/01/31
    0


    4204499          526/526             F          140,000.00         ZZ
                                         360        139,921.52          2
                                       8.875          1,113.90         80
                                       8.625          1,113.90      175,000.00
    CHICAGO          IL   60612          5            12/19/00         00
    0433584                              05           02/01/01          0
    0433584                              O            01/01/31
    0
1




    4204500          526/526             F          136,750.00         ZZ
                                         360        136,671.33          1
                                       8.750          1,075.81         67
                                       8.500          1,075.81      206,000.00
    TEMPE            AZ   85282          2            12/01/00         00
    0433591                              03           02/01/01          0
    0433591                              N            01/01/31
    0


    4204501          526/526             F          136,750.00         ZZ
                                         360        136,671.33          1
                                       8.750          1,075.81         67
                                       8.500          1,075.81      206,000.00
    TEMPE            AZ   85282          2            12/01/00         00
    0433592                              07           02/01/01          0
    0433592                              N            01/01/31
    0


    4204503          526/526             F          224,100.00         ZZ
                                         360        223,964.23          1
                                       8.500          1,723.14         90
                                       8.250          1,723.14      249,000.00
    CHICAGO          IL   60630          1            12/12/00         11
    0433605                              05           02/01/01         30
    0433605                              O            01/01/31
    0


    4204507          526/526             F          102,000.00         ZZ
                                         360        101,934.96          1
                                       8.250            766.29         64
                                       8.000            766.29      160,540.00
    SCOTTSDALE       AZ   85259          1            12/05/00         00
    0433629                              01           02/01/01          0
    0433629                              O            01/01/31
    0


    4204508          526/526             F          101,300.00         ZZ
                                         360        101,233.74          1
                                       8.125            752.15         84
                                       7.875            752.15      122,000.00
    CHANDLER         AZ   85224          5            12/07/00         12
    0433630                              03           02/01/01         12
    0433630                              O            01/01/31
    0


    4204509          526/526             F           90,000.00         ZZ
                                         360         89,942.61          1
1


                                       8.250            676.14         80
                                       8.000            676.14      112,500.00
    BILLINGS         MT   59105          1            12/27/00         00
    0433637                              05           02/01/01          0
    0433637                              O            01/01/31
    0


    4204510          526/526             F          391,200.00         ZZ
                                         360        390,956.85          1
                                       8.375          2,973.40         80
                                       8.125          2,973.40      489,000.00
    SAN DIEGO        CA   92124          1            12/18/00         00
    0433638                              05           02/01/01          0
    0433638                              O            01/01/31
    0


    4204511          526/526             F          113,000.00         ZZ
                                         360        112,934.99          1
                                       8.750            888.97         95
                                       8.500            888.97      118,990.00
    MIAMI            FL   33186          1            12/13/00         01
    0433661                              01           02/01/01         25
    0433661                              O            01/01/31
    0


    4204512          526/526             F           69,200.00         ZZ
                                         360         69,160.18          1
                                       8.750            544.40         90
                                       8.500            544.40       76,900.00
    MIAMI            FL   33179          1            12/15/00         01
    0433666                              01           02/01/01         30
    0433666                              O            01/01/31
    0


    4204513          526/526             F          212,850.00         ZZ
                                         360        212,727.54          3
                                       8.750          1,674.49         90
                                       8.500          1,674.49      236,500.00
    CHICAGO          IL   60629          1            12/20/00         11
    0433683                              05           02/01/01         25
    0433683                              O            01/01/31
    0


    4204517          526/526             F          204,800.00         ZZ
                                         360        204,672.70          1
                                       8.375          1,556.63         80
                                       8.125          1,556.63      256,000.00
    SCOTTSDALE       AZ   85255          1            12/07/00         00
    0433754                              03           02/01/01          0
1


    0433754                              O            01/01/31
    0


    4204520          526/526             F          100,000.00         ZZ
                                         360         99,714.20          1
                                       8.125            742.50         80
                                       7.875            742.50      125,000.00
    SOMERS POINT     NJ   08244          1            12/15/00         00
    0433804                              05           02/01/01          0
    0433804                              O            01/01/31
    0


    4204521          526/526             F          191,000.00         ZZ
                                         360        190,871.84          1
                                       8.000          1,401.49         66
                                       7.750          1,401.49      290,000.00
    LAKEWOOD         CO   80226          2            12/20/00         00
    0433806                              05           02/01/01          0
    0433806                              O            01/01/31
    0


    4204522          526/526             F          128,000.00         ZZ
                                         240        127,792.62          1
                                       8.375          1,100.71         74
                                       8.125          1,100.71      175,000.00
    LAKEWOOD         CO   80226          2            12/20/00         00
    0433807                              05           02/01/01          0
    0433807                              N            01/01/21
    0


    4204523          526/526             F           47,300.00         ZZ
                                         360         47,271.34          1
                                       8.500            363.70         60
                                       8.250            363.70       78,900.00
    HOUSTON          TX   77063          1            12/13/00         00
    0433846                              02           02/01/01          0
    0433846                              O            01/01/31
    0


    4204524          526/526             F          472,000.00         ZZ
                                         360        471,691.24          1
                                       8.125          3,504.59         80
                                       7.875          3,504.59      590,000.00
    PLANO            TX   75093          1            12/21/00         00
    0433850                              01           02/01/01          0
    0433850                              O            01/01/31
    0


1


    4204525          526/526             F          411,000.00         ZZ
                                         360        407,040.10          1
                                       8.250          3,087.71         80
                                       8.000          3,087.71      515,000.00
    BOULDER          CO   80303          2            12/18/00         00
    0433878                              05           02/01/01          0
    0433878                              O            01/01/31
    0


    4204526          526/526             F          469,600.00         ZZ
                                         360        469,276.82          1
                                       7.875          3,404.93         80
                                       7.625          3,404.93      587,000.00
    TEMPE            AZ   85284          1            12/07/00         00
    0433884                              03           02/01/01          0
    0433884                              O            01/01/31
    0


    4204528          526/526             F          161,100.00         ZZ
                                         360        160,974.32          1
                                       7.250          1,098.99         90
                                       7.000          1,098.99      180,000.00
    GILBERT          AZ   85296          2            12/15/00         12
    0433903                              03           02/01/01         25
    0433903                              O            01/01/31
    0


    4204529          526/526             F          130,500.00         ZZ
                                         360        130,420.94          1
                                       8.500          1,003.43         90
                                       8.250          1,003.43      145,000.00
    ATLANTA          GA   30317          1            12/21/00         12
    0433908                              05           02/01/01         25
    0433908                              N            01/01/31
    0


    4204531          526/526             F          100,000.00         ZZ
                                         360         99,943.94          1
                                       8.875            795.64         75
                                       8.625            795.64      135,000.00
    KAYSVILLE        UT   84037          2            12/11/00         00
    0433923                              05           02/01/01          0
    0433923                              N            01/01/31
    0


    4204532          526/526             F          163,800.00         ZZ
                                         360        163,703.29          4
                                       8.625          1,274.02         90
                                       8.375          1,274.02      182,000.00
1


    SALT LAKE CITY   UT   84104          1            12/11/00         12
    0433933                              05           02/01/01         25
    0433933                              N            01/01/31
    0


    4204533          526/526             F          326,900.00         ZZ
                                         360        326,701.96          1
                                       8.500          2,513.58         70
                                       8.250          2,513.58      467,000.00
    OSTERVILLE       MA   02655          5            12/20/00         00
    0433959                              05           02/01/01          0
    0433959                              O            01/01/31
    0


    4204534          526/526             F          952,500.00         ZZ
                                         360        951,951.99          1
                                       8.750          7,493.32         75
                                       8.500          7,493.32    1,270,000.00
    NEWPORT BEACH    CA   92660          1            12/19/00         00
    0433993                              03           02/01/01          0
    0433993                              O            01/01/31
    0


    4204535          526/526             F          109,600.00         T
                                         360        109,533.60          1
                                       8.500            842.73         80
                                       8.250            842.73      137,000.00
    VAIL             CO   81657          1            12/18/00         00
    0434000                              01           02/01/01          0
    0434000                              O            01/01/31
    0


    4204538          526/526             F          244,500.00         ZZ
                                         360        244,351.88          4
                                       8.500          1,879.99         75
                                       8.250          1,879.99      326,000.00
    LA MESA          CA   91942          1            12/20/00         00
    0434057                              05           02/01/01          0
    0434057                              N            01/01/31
    0


    4204540          526/526             F           61,500.00         ZZ
                                         360         61,464.62          1
                                       8.750            483.82         75
                                       8.500            483.82       82,000.00
    PHOENIX          AZ   85022          1            12/14/00         00
    0434066                              03           02/01/01          0
    0434066                              O            01/01/31
    0
1




    4204546          526/526             F          508,000.00         ZZ
                                         360        507,707.73          1
                                       8.750          3,996.44         69
                                       8.500          3,996.44      740,000.00
    BRENTWOOD        TN   37027          2            12/14/00         00
    0434123                              03           02/01/01          0
    0434123                              O            01/01/31
    0


    4204548          526/526             F          250,200.00         ZZ
                                         360        250,056.06          1
                                       8.750          1,968.32         90
                                       8.500          1,968.32      278,000.00
    GOLD CANYON      AZ   85219          1            12/11/00         12
    0434145                              03           02/01/01         25
    0434145                              N            01/01/31
    0


    4204551          526/526             F          198,400.00         ZZ
                                         360        198,273.49          2
                                       8.250          1,490.51         80
                                       8.000          1,490.51      248,000.00
    SAN DIEGO        CA   92117          1            12/19/00         00
    0434174                              05           02/01/01          0
    0434174                              O            01/01/31
    0


    4204553          526/526             F          280,000.00         ZZ
                                         360        279,830.37          1
                                       8.500          2,152.96         80
                                       8.250          2,152.96      350,000.00
    EAST GREENWICH   RI   02818          1            12/27/00         00
    0434208                              05           02/01/01          0
    0434208                              N            01/01/31
    0


    4204555          526/526             F          452,000.00         ZZ
                                         360        451,680.99          1
                                       7.750          3,238.18         78
                                       7.500          3,238.18      585,000.00
    ANNAPOLIS        MD   21401          5            12/22/00         00
    0434232                              03           02/01/01          0
    0434232                              O            01/01/31
    0


    4204557          526/526             F          360,000.00         ZZ
                                         360        359,770.44          1
1


                                       8.250          2,704.56         80
                                       8.000          2,704.56      450,000.00
    ENCINITAS        CA   92024          5            12/20/00         00
    0434246                              05           02/01/01          0
    0434246                              O            01/01/31
    0


    4204558          526/526             F           82,400.00         ZZ
                                         360         82,344.71          1
                                       8.000            604.62         80
                                       7.750            604.62      103,000.00
    HUNTINGDON VALL  PA   19006          1            12/15/00         00
    0434249                              05           02/01/01          0
    0434249                              O            01/01/31
    0


    4204561          526/526             F          330,000.00         ZZ
                                         360        329,778.58          1
                                       8.000          2,421.42         80
                                       7.750          2,421.42      412,500.00
    BENICIA          CA   94510          1            12/13/00         00
    0434268                              05           02/01/01          0
    0434268                              N            01/01/31
    0


    4204564          526/526             F          379,500.00         ZZ
                                         360        379,238.83          1
                                       7.875          2,751.64         95
                                       7.625          2,751.64      399,496.00
    LADERA RANCH     CA   92694          1            12/15/00         12
    0434344                              07           02/01/01         30
    0434344                              O            01/01/31
    0


    4204566          526/526             F          130,950.00         ZZ
                                         360        130,878.48          3
                                       9.000          1,053.65         90
                                       8.750          1,053.65      145,500.00
    PHOENIX          AZ   85020          1            12/15/00         12
    0434386                              05           02/01/01         25
    0434386                              N            01/01/31
    0


    4204568          526/526             F          159,750.00         ZZ
                                         360        159,658.09          1
                                       8.750          1,256.75         90
                                       8.500          1,256.75      177,500.00
    PHOENIX          OR   97535          1            12/19/00         14
    0434396                              05           02/01/01         25
1


    0434396                              N            01/01/31
    0


    4204569          526/526             F          159,750.00         ZZ
                                         360        159,658.09          1
                                       8.750          1,256.75         90
                                       8.500          1,256.75      177,500.00
    PHOENIX          OR   97535          1            12/19/00         12
    0434398                              05           02/01/01         25
    0434398                              N            01/01/31
    0


    4204572          526/526             F          450,000.00         ZZ
                                         360        449,734.33          1
                                       8.625          3,500.05         90
                                       8.375          3,500.05      500,000.00
    CORAL GABLES     FL   33146          1            12/27/00         01
    0434444                              05           02/01/01         25
    0434444                              O            01/01/31
    0


    4204573          526/526             F          176,000.00         ZZ
                                         360        175,893.38          1
                                       8.500          1,353.29         80
                                       8.250          1,353.29      220,000.00
    MEDFORD          OR   97504          2            12/21/00         00
    0434459                              05           02/01/01          0
    0434459                              O            01/01/31
    0


    4204576          526/526             F          112,000.00         ZZ
                                         360        111,937.21          1
                                       8.875            891.12         80
                                       8.625            891.12      140,000.00
    DENVER           CO   80207          1            12/28/00         00
    0434473                              05           02/01/01          0
    0434473                              N            01/01/31
    0


    4204577          526/526             F          180,000.00         ZZ
                                         360        174,977.00          1
                                       8.625          1,400.02         62
                                       8.375          1,400.02      291,000.00
    BOLINGBROOK      IL   60440          1            12/22/00         00
    0434490                              05           02/01/01          0
    0434490                              N            01/01/31
    0


1


    4204579          526/526             F          121,500.00         ZZ
                                         360        121,426.39          1
                                       8.500            934.23         90
                                       8.250            934.23      135,000.00
    DALLAS           TX   75228          1            12/21/00         11
    0434508                              05           02/01/01         25
    0434508                              O            01/01/31
    0


    4204580          526/526             F          144,000.00         ZZ
                                         360        143,912.76          4
                                       8.500          1,107.24         90
                                       8.250          1,107.24      160,000.00
    TEMPE            AZ   85281          1            12/26/00         12
    0434526                              05           02/01/01         25
    0434526                              N            01/01/31
    0


    4204581          526/526             F          202,000.00         ZZ
                                         360        201,883.79          1
                                       8.750          1,589.13         80
                                       8.500          1,589.13      252,500.00
    LITTLETON        CO   80124          1            12/27/00         00
    0434529                              03           02/01/01          0
    0434529                              O            01/01/31
    0


    4204583          526/526             F          144,000.00         ZZ
                                         360        143,912.76          4
                                       8.500          1,107.24         90
                                       8.250          1,107.24      160,000.00
    TEMPE            AZ   85281          1            12/26/00         12
    0434535                              05           02/01/01         25
    0434535                              N            01/01/31
    0


    4204584          526/526             F          124,000.00         ZZ
                                         360        123,932.27          3
                                       9.000            997.73         80
                                       8.750            997.73      155,000.00
    PHOENIX          AZ   85016          1            12/14/00         00
    0434540                              05           02/01/01          0
    0434540                              N            01/01/31
    0


    4204585          526/526             F          250,000.00         ZZ
                                         360        249,852.41          1
                                       8.625          1,944.47         46
                                       8.375          1,944.47      550,000.00
1


    PHOENIX          AZ   85007          5            12/15/00         00
    0434545                              05           02/01/01          0
    0434545                              O            01/01/31
    0


    4204587          526/526             F          122,000.00         ZZ
                                         360        121,920.19          1
                                       8.125            905.85         80
                                       7.875            905.85      152,500.00
    SCOTTSDALE       AZ   85253          1            12/14/00         00
    0434568                              01           02/01/01          0
    0434568                              O            01/01/31
    0


    4204588          526/526             F          180,000.00         ZZ
                                         360        179,888.12          1
                                       8.375          1,368.13         60
                                       8.125          1,368.13      300,000.00
    PARK CITY        UT   84098          5            12/15/00         00
    0434588                              05           02/01/01          0
    0434588                              O            01/01/31
    0


    4204590          526/526             F           82,350.00         ZZ
                                         360         82,303.84          1
                                       8.875            655.21         90
                                       8.625            655.21       91,500.00
    GLENDALE         AZ   85303          1            12/15/00         12
    0434626                              05           02/01/01         25
    0434626                              N            01/01/31
    0


    4204591          526/526             F          308,000.00         ZZ
                                         360        307,808.56          1
                                       8.375          2,341.02         80
                                       8.125          2,341.02      385,000.00
    OAKLEY           UT   84055          1            12/18/00         00
    0434632                              05           02/01/01          0
    0434632                              O            01/01/31
    0


    4204595          526/526             F           80,550.00         ZZ
                                         360         80,504.84          1
                                       8.875            640.89         90
                                       8.625            640.89       89,500.00
    SUPRISE          AZ   85374          1            12/18/00         12
    0434708                              03           02/01/01         25
    0434708                              N            01/01/31
    0
1




    4204596          526/526             F          229,000.00         ZZ
                                         360        228,850.20          1
                                       8.125          1,700.32         61
                                       7.875          1,700.32      380,000.00
    BOULDER          CO   80304          5            12/22/00         00
    0434718                              05           02/01/01          0
    0434718                              O            01/01/31
    0


    4204597          526/526             F          356,250.00         ZZ
                                         360        356,010.96          1
                                       8.000          2,614.04         95
                                       7.750          2,614.04      375,000.00
    SANTA ANA        CA   92705          1            12/20/00         12
    0434725                              05           02/01/01         30
    0434725                              O            01/01/31
    0


    4204599          526/526             F           67,500.00         ZZ
                                         360         67,459.10          1
                                       8.500            519.02         90
                                       8.250            519.02       75,000.00
    POMPANO BEACH    FL   33062          1            12/22/00         01
    0434755                              08           02/01/01         25
    0434755                              O            01/01/31
    0


    4204601          526/526             F           95,200.00         ZZ
                                         360         95,142.32          1
                                       8.500            732.01         80
                                       8.250            732.01      119,000.00
    SCOTTSDALE       AZ   85258          1            12/21/00         00
    0434804                              05           02/01/01          0
    0434804                              O            01/01/31
    0


    4204603          526/526             F          188,350.00         ZZ
                                         360        188,232.93          1
                                       8.375          1,431.60         80
                                       8.125          1,431.60      235,450.00
    AURORA           CO   80016          1            12/21/00         00
    0434913                              05           02/01/01          0
    0434913                              O            01/01/31
    0


    4204604          526/526             F           39,000.00         ZZ
                                         360         38,975.14          1
1


                                       8.250            292.99         75
                                       8.000            292.99       52,000.00
    FOX LAKE         IL   60020          1            12/28/00         00
    0434918                              01           02/01/01          0
    0434918                              O            01/01/31
    0


    4204605          526/526             F          198,000.00         ZZ
                                         360        197,873.74          1
                                       8.250          1,487.51         80
                                       8.000          1,487.51      247,500.00
    ESCONDIDO        CA   92026          1            12/19/00         00
    0434945                              03           02/01/01          0
    0434945                              O            01/01/31
    0


    4204607          526/526             F          119,900.00         ZZ
                                         360        119,823.54          1
                                       8.250            900.77         80
                                       8.000            900.77      149,900.00
    MIAMI            FL   33177          1            12/28/00         00
    0435021                              05           02/01/01          0
    0435021                              O            01/01/31
    0


    4204608          526/526             F           90,000.00         ZZ
                                         360         89,939.61          1
                                       8.000            660.39         90
                                       7.750            660.39      100,000.00
    CROWLEY          TX   76036          1            12/29/00         12
    0435086                              05           02/01/01         25
    0435086                              O            01/01/31
    0


    4204610          526/526             F          144,500.00         ZZ
                                         360        144,500.00          1
                                       8.375          1,098.30         79
                                       8.125          1,098.30      185,000.00
    LAKE HAVASU CIT  AZ   86406          2            12/21/00         00
    0435119                              05           03/01/01          0
    0435119                              O            02/01/31
    0


    4204611          526/526             F          185,500.00         ZZ
                                         360        185,387.63          1
                                       8.500          1,426.33         70
                                       8.250          1,426.33      265,000.00
    BORING           OR   97009          5            12/21/00         00
    0435151                              05           02/01/01          0
1


    0435151                              O            01/01/31
    0


    4204613          526/526             F           96,300.00         ZZ
                                         360         96,233.73          1
                                       7.875            698.24         80
                                       7.625            698.24      120,400.00
    CHARLOTTE        NC   28205          1            12/27/00         00
    0435193                              01           02/01/01          0
    0435193                              O            01/01/31
    0


    4204614          526/526             F          639,700.00         ZZ
                                         360        639,292.09          1
                                       8.250          4,805.85         72
                                       8.000          4,805.85      900,000.00
    PHOENIX          AZ   85012          2            12/21/00         00
    0435203                              05           02/01/01          0
    0435203                              O            01/01/31
    0


    4204615          526/526             F          192,000.00         ZZ
                                         360        191,886.64          1
                                       8.625          1,493.36         75
                                       8.375          1,493.36      256,000.00
    GLENDALE         AZ   85304          5            12/20/00         00
    0435213                              03           02/01/01          0
    0435213                              O            01/01/31
    0


    4204616          526/526             F          119,200.00         ZZ
                                         360        119,117.97          1
                                       7.875            864.28         80
                                       7.625            864.28      149,000.00
    PHOENIX          AZ   85050          1            12/27/00         00
    0435226                              03           02/01/01          0
    0435226                              O            01/01/31
    0


    4204618          526/526             F          378,000.00         ZZ
                                         360        377,776.83          1
                                       8.625          2,940.05         70
                                       8.375          2,940.05      540,000.00
    SCOTTSDALE       AZ   85262          5            12/21/00         00
    0435234                              05           02/01/01          0
    0435234                              O            01/01/31
    0


1


    4204620          526/526             F          256,500.00         ZZ
                                         360        256,340.57          1
                                       8.375          1,949.59         90
                                       8.125          1,949.59      285,000.00
    UNIVERSITY CITY  MO   63130          1            12/29/00         12
    0435348                              05           02/01/01         25
    0435348                              O            01/01/31
    0


    4204621          526/526             F          179,200.00         ZZ
                                         360        179,082.78          1
                                       8.125          1,330.55         80
                                       7.875          1,330.55      224,000.00
    PHOENIX          AZ   85013          1            12/28/00         00
    0435352                              05           02/01/01          0
    0435352                              O            01/01/31
    0


    4204622          526/526             F           51,200.00         ZZ
                                         360         51,171.30          3
                                       8.875            407.37         80
                                       8.625            407.37       64,000.00
    TIPTON           IN   46072          1            12/29/00         00
    0435355                              05           02/01/01          0
    0435355                              N            01/01/31
    0


    4204626          526/526             F          380,000.00         ZZ
                                         360        379,745.02          1
                                       8.000          2,788.31         95
                                       7.750          2,788.31      400,000.00
    OCEANSIDE        CA   92057          1            12/21/00         12
    0435421                              05           02/01/01         30
    0435421                              O            01/01/31
    0


    4204629          526/526             F          664,000.00         ZZ
                                         360        663,565.65          1
                                       8.125          4,930.18         80
                                       7.875          4,930.18      830,000.00
    GILBERT          AZ   85234          1            12/26/00         00
    0435452                              03           02/01/01          0
    0435452                              O            01/01/31
    0


    4204634          526/526             F          102,600.00         ZZ
                                         360        102,539.43          2
                                       8.625            798.01         90
                                       8.375            798.01      114,000.00
1


    MESA             AZ   85210          1            12/28/00         12
    0436001                              05           02/01/01         25
    0436001                              N            01/01/31
    0


    4204635          526/526             F          400,000.00         ZZ
                                         360        399,738.34          1
                                       8.125          2,969.99         74
                                       7.875          2,969.99      544,341.00
    SCOTTSDALE       AZ   85255          1            12/27/00         00
    0435760                              03           02/01/01          0
    0435760                              N            01/01/31
    0


    4205793          168/168             F           78,650.00         ZZ
                                         360         78,602.35          1
                                       8.500            604.75         65
                                       8.250            604.75      121,000.00
    CHAMBLEE         GA   30341          5            12/27/00         00
    169627560                            05           02/01/01          0
    169627560                            N            01/01/31
    0


    4206030          E22/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
                                       8.375          1,520.14         80
                                       8.125          1,520.14      250,000.00
    CONCORD          CA   94520          5            01/10/01         00
    0412253395                           05           03/01/01          0
    0412253395                           O            02/01/31
    0


    4206035          E22/G02             F           61,600.00         ZZ
                                         360         61,600.00          1
                                       9.375            512.36         80
                                       9.125            512.36       77,000.00
    YULEE            FL   32097          1            01/18/01         00
    0412290389                           05           03/01/01          0
    0412290389                           N            02/01/31
    0


    4206045          E22/G02             F          135,450.00         ZZ
                                         360        135,450.00          2
                                       8.875          1,077.70         90
                                       8.625          1,077.70      150,507.00
    EAST NEWARK      NJ   07029          1            01/18/01         04
    0412304461                           05           03/01/01         25
    0412304461                           O            02/01/31
    0
1




    4206046          E22/G02             F          451,550.00         ZZ
                                         360        451,550.00          1
                                       8.250          3,392.34         77
                                       8.000          3,392.34      590,000.00
    ARGYLE           TX   76226          2            01/12/01         00
    0412305930                           05           03/01/01          0
    0412305930                           O            02/01/31
    0


    4206048          E22/G02             F          420,000.00         ZZ
                                         360        420,000.00          1
                                       8.000          3,081.81         80
                                       7.750          3,081.81      530,000.00
    WEST LINN        OR   97068          5            01/09/01         00
    0412308256                           05           03/01/01          0
    0412308256                           O            02/01/31
    0


    4206049          E22/G02             F           80,750.00         ZZ
                                         360         80,750.00          1
                                       9.625            686.37         95
                                       9.375            686.37       85,000.00
    DEARBORN HEIGHT  MI   48125          5            01/12/01         04
    0412310070                           05           03/01/01         30
    0412310070                           O            02/01/31
    0


    4206052          E22/G02             F           71,200.00         ZZ
                                         360         71,200.00          1
                                       8.250            534.90         80
                                       8.000            534.90       89,000.00
    SEBRING          FL   33870          1            01/12/01         00
    0412311409                           05           03/01/01          0
    0412311409                           O            02/01/31
    0


    4206053          E22/G02             F          102,600.00         ZZ
                                         360        102,600.00          4
                                       9.500            862.72         90
                                       9.250            862.72      114,000.00
    ELKHART          IN   46514          1            01/18/01         04
    0412312290                           05           03/01/01         25
    0412312290                           N            02/01/31
    0


    4206060          E22/G02             F          274,950.00         ZZ
                                         360        274,950.00          1
1


                                       8.750          2,163.03         88
                                       8.500          2,163.03      313,500.00
    MOORPARK         CA   93021          1            01/09/01         04
    0412315137                           03           03/01/01         25
    0412315137                           O            02/01/31
    0


    4206061          E22/G02             F          135,000.00         ZZ
                                         360        135,000.00          2
                                       9.000          1,086.24         90
                                       8.750          1,086.24      150,000.00
    VACAVILLE        CA   95688          1            01/11/01         04
    0412315186                           05           03/01/01         25
    0412315186                           N            02/01/31
    0


    4206066          E22/G02             F          358,700.00         ZZ
                                         360        358,700.00          1
                                       8.250          2,694.79         90
                                       8.000          2,694.79      398,574.00
    HOLLISTER        CA   95023          1            01/09/01         01
    0412317489                           05           03/01/01         25
    0412317489                           O            02/01/31
    0


    4206068          E22/G02             F          149,000.00         ZZ
                                         360        149,000.00          1
                                       8.500          1,145.68         95
                                       8.250          1,145.68      157,000.00
    COMPTON          CA   90221          5            01/10/01         04
    0412319527                           05           03/01/01         30
    0412319527                           O            02/01/31
    0


    4206074          E22/G02             F          134,000.00         ZZ
                                         360        134,000.00          2
                                       8.875          1,066.16         66
                                       8.625          1,066.16      205,000.00
    NEW ORLEANS      LA   70118          2            01/18/01         00
    0412326308                           05           03/01/01          0
    0412326308                           N            02/01/31
    0


    4206077          E22/G02             F          208,250.00         ZZ
                                         360        208,250.00          1
                                       8.250          1,564.51         85
                                       8.000          1,564.51      245,000.00
    LITHOPOLIS       OH   43136          5            01/12/01         04
    0412327959                           05           03/01/01         12
1


    0412327959                           O            02/01/31
    0


    4207043          664/G02             F          180,000.00         ZZ
                                         360        179,911.46          2
                                       9.500          1,513.54         80
                                       9.250          1,513.54      227,500.00
    CHICAGO          IL   60647          5            12/20/00         00
    0432562635                           05           02/01/01          0
    0003730454                           N            01/01/31
    0


    4209166          562/G02             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       8.625          2,800.05         80
                                       8.375          2,800.05      450,000.00
    EASTCHESTER      NY   10709          5            01/12/01         00
    0432562817                           05           03/01/01          0
    297003866                            O            02/01/31
    0


    4209471          822/G02             F          106,200.00         ZZ
                                         360        106,128.74          3
                                       8.000            779.26         90
                                       7.750            779.26      118,000.00
    PHILADELPHIA     PA   19111          1            12/22/00         04
    0432554921                           05           02/01/01         25
    3636042009                           O            01/01/31
    0


    4210340          964/G02             F          312,000.00         ZZ
                                         360        312,000.00          1
                                       7.875          2,262.22         80
                                       7.625          2,262.22      390,000.00
    TORRANCE         CA   90503          1            01/08/01         00
    0432559375                           01           03/01/01          0
    97814                                O            02/01/31
    0


    4211547          E22/G02             F           64,000.00         ZZ
                                         360         64,000.00          3
                                       9.500            538.15         80
                                       9.250            538.15       80,000.00
    TRENTON          NJ   08611          1            01/19/01         00
    0412214751                           05           03/01/01          0
    0412214751                           N            02/01/31
    0


1


    4211552          E22/G02             F          155,700.00         ZZ
                                         360        155,700.00          1
                                       8.750          1,224.89         90
                                       8.500          1,224.89      173,000.00
    DAVENPORT        FL   33837          1            01/19/01         04
    0412282238                           03           03/01/01         25
    0412282238                           N            02/01/31
    0


    4211554          E22/G02             F           73,700.00         ZZ
                                         360         73,700.00          2
                                       8.750            579.80         90
                                       8.500            579.80       81,900.00
    LARGO            FL   33772          1            01/19/01         04
    0412283731                           05           03/01/01         25
    0412283731                           N            02/01/31
    0


    4211555          E22/G02             F          228,000.00         ZZ
                                         360        227,881.80          2
                                       9.250          1,875.70         95
                                       9.000          1,875.70      240,000.00
    LYNDHURST        NJ   07071          1            12/22/00         04
    0412286635                           05           02/01/01         30
    0412286635                           O            01/01/31
    0


    4211572          E22/G02             F          323,000.00         ZZ
                                         360        323,000.00          4
                                       9.250          2,657.24         95
                                       9.000          2,657.24      340,000.00
    LOS ANGELES      CA   90037          1            01/11/01         04
    0412320657                           05           03/01/01         30
    0412320657                           O            02/01/31
    0


    4211573          E22/G02             F           92,700.00         ZZ
                                         360         92,700.00          1
                                       9.250            762.62         90
                                       9.000            762.62      103,000.00
    CARMEL           IN   46033          1            01/19/01         04
    0412321416                           05           03/01/01         25
    0412321416                           N            02/01/31
    0


    4211574          E22/G02             F           94,850.00         ZZ
                                         360         94,850.00          4
                                       8.750            746.19         85
                                       8.500            746.19      111,590.00
1


    TULARE           CA   93274          1            01/16/01         01
    0412322513                           05           03/01/01         20
    0412322513                           N            02/01/31
    0


    4211581          E22/G02             F           36,000.00         ZZ
                                         360         36,000.00          2
                                       9.500            302.71         90
                                       9.250            302.71       40,000.00
    HUDSON           NY   12534          1            01/19/01         04
    0412327157                           05           03/01/01         25
    0412327157                           N            02/01/31
    0


    4211582          E22/G02             F           34,650.00         ZZ
                                         360         34,650.00          2
                                       9.500            291.36         90
                                       9.250            291.36       38,500.00
    HUDSON           NY   12534          1            01/19/01         04
    0412327231                           05           03/01/01         25
    0412327231                           N            02/01/31
    0


    4211927          U62/G02             F          366,000.00         ZZ
                                         360        366,000.00          1
                                       7.875          2,653.75         84
                                       7.625          2,653.75      440,000.00
    SHOREHAM         NY   11786          2            01/06/01         04
    0432561165                           05           03/01/01         12
    2001220778                           O            02/01/31
    0


    4212542          P06/G02             F           55,800.00         ZZ
                                         360         55,800.00          1
                                       8.000            409.44         90
                                       7.750            409.44       62,000.00
    BAKERSFIELD      CA   93301          5            01/08/01         01
    0432561678                           05           03/01/01         25
    1000216                              O            02/01/31
    0


    4212620          721/G02             F           49,250.00         ZZ
                                         360         49,220.91          1
                                       8.625            383.07         80
                                       8.375            383.07       61,900.00
    HOPKINS          MN   55343          1            12/18/00         00
    0432558815                           01           02/01/01          0
    7890825027                           O            01/01/31
    0
1




    4215055          168/168             F          220,000.00         ZZ
                                         360        220,000.00          1
                                       8.500          1,691.61         54
                                       8.250          1,691.61      413,000.00
    EAST HAMPTON     NY   11937          5            01/05/01         00
    0189663413                           05           03/01/01          0
    0189663413                           O            02/01/31
    0


    4215298          721/G02             F          265,000.00         ZZ
                                         360        264,851.44          1
                                       8.875          2,108.46         74
                                       8.625          2,108.46      360,000.00
    ST LOUIS         MO   63132          1            12/14/00         00
    0432557544                           03           02/01/01          0
    7500010028                           O            01/01/31
    0


    4215516          E82/G02             F          121,500.00         ZZ
                                         360        121,500.00          1
                                       8.750            955.84         90
                                       8.500            955.84      135,000.00
    HAMILTON         NJ   08619          1            01/19/01         04
    0400334769                           05           03/01/01         25
    0400334769                           O            02/01/31
    0


    4217128          E22/G02             F          160,800.00         ZZ
                                         360        160,800.00          2
                                       9.125          1,308.32         80
                                       8.875          1,308.32      201,000.00
    DALLAS           TX   75204          2            01/19/01         00
    0412232514                           05           03/01/01          0
    0412232514                           N            02/01/31
    0


    4217131          E22/G02             F          131,000.00         ZZ
                                         360        131,000.00          2
                                       9.000          1,054.06         88
                                       8.750          1,054.06      150,000.00
    WEST VALLEY CIT  UT   84119          2            01/03/01         04
    0412252538                           05           03/01/01         25
    0412252538                           N            02/01/31
    0


    4217132          E22/G02             F          193,700.00         ZZ
                                         360        193,700.00          1
1


                                       8.375          1,472.26         75
                                       8.125          1,472.26      259,000.00
    FRENCHTOWN       MT   59834          2            01/16/01         00
    0412280513                           05           03/01/01          0
    0412280513                           O            02/01/31
    0


    4217134          E22/G02             F          118,750.00         ZZ
                                         360        118,750.00          1
                                       9.375            987.70         95
                                       9.125            987.70      125,000.00
    FAIRBANKS        AK   99701          5            01/11/01         01
    0412290512                           05           03/01/01         30
    0412290512                           O            02/01/31
    0


    4217138          E22/G02             F          130,500.00         ZZ
                                         360        130,500.00          2
                                       8.250            980.40         90
                                       8.000            980.40      145,000.00
    ELIZABETH        NJ   07202          5            01/17/01         04
    0412301913                           05           03/01/01         25
    0412301913                           O            02/01/31
    0


    4217155          E22/G02             F           76,500.00         ZZ
                                         360         76,500.00          1
                                       8.875            608.67         90
                                       8.625            608.67       85,000.00
    TAMPA            FL   33611          1            01/22/01         10
    0412323800                           05           03/01/01         25
    0412323800                           O            02/01/31
    0


    4217158          E22/G02             F           80,000.00         ZZ
                                         360         80,000.00          1
                                       8.750            629.36         80
                                       8.500            629.36      100,000.00
    HOUSTON          TX   77074          1            01/22/01         00
    0412324998                           05           03/01/01          0
    0412324998                           N            02/01/31
    0


    4217282          168/168             F           95,400.00         ZZ
                                         360         95,351.82          1
                                       9.375            793.49         90
                                       9.125            793.49      106,000.00
    ROCHESTER        NY   14586          1            12/28/00         10
    0189634529                           05           02/01/01         25
1


    0189634529                           N            01/01/31
    0


    4217763          E86/G02             F          460,000.00         ZZ
                                         360        460,000.00          1
                                       8.875          3,659.97         80
                                       8.625          3,659.97      575,000.00
    BEACH HAVEN      NJ   08008          1            01/17/01         00
    0432565976                           05           03/01/01          0
    0000089990                           O            02/01/31
    0


    4220925          L99/G02             F          117,000.00         ZZ
                                         360        116,940.91          4
                                       9.375            973.15         90
                                       9.125            973.15      130,000.00
    GRETNA           LA   70056          1            12/27/00         04
    0432566313                           05           02/01/01         25
    202966                               N            01/01/31
    0


    4221003          L99/G02             F          117,000.00         ZZ
                                         360        116,940.91          4
                                       9.375            973.15         90
                                       9.125            973.15      130,000.00
    GRETNA           LA   70056          1            12/27/00         04
    0432566321                           05           02/01/01         25
    202965                               N            01/01/31
    0


    4222567          E22/G02             F          144,000.00         ZZ
                                         360        144,000.00          1
                                       9.000          1,158.66         90
                                       8.750          1,158.66      160,000.00
    ALMONT           MI   48003          5            01/18/01         04
    0412238826                           05           03/01/01         25
    0412238826                           O            02/01/31
    0


    4222573          E22/G02             F          331,350.00         ZZ
                                         360        331,350.00          1
                                       8.875          2,636.37         95
                                       8.625          2,636.37      348,815.00
    CHICAGO          IL   60607          1            01/23/01         04
    0412287534                           01           03/01/01         30
    0412287534                           O            02/01/31
    0


1


    4222577          E22/G02             F          297,975.00         ZZ
                                         360        297,975.00          1
                                       7.875          2,160.53         65
                                       7.625          2,160.53      465,000.00
    OAK POINT        TX   75068          5            01/18/01         00
    0412306409                           03           03/01/01          0
    0412306409                           O            02/01/31
    0


    4222583          E22/G02             F           85,400.00         ZZ
                                         360         85,400.00          1
                                       8.625            664.23         70
                                       8.375            664.23      122,000.00
    VAN NUYS         CA   91401          5            01/16/01         00
    0412310419                           01           03/01/01          0
    0412310419                           N            02/01/31
    0


    4222584          E22/G02             F          180,000.00         ZZ
                                         360        180,000.00          1
                                       8.625          1,400.02         84
                                       8.375          1,400.02      216,000.00
    SANTA ANA        CA   92706          5            01/12/01         04
    0412311417                           05           03/01/01         12
    0412311417                           O            02/01/31
    0


    4222592          E22/G02             F          439,600.00         ZZ
                                         360        439,600.00          1
                                       9.000          3,537.12         48
                                       8.750          3,537.12      925,000.00
    BURNET           TX   78611          5            01/18/01         00
    0412320558                           05           03/01/01          0
    0412320558                           O            02/01/31
    0


    4222601          E22/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       8.500            922.70         78
                                       8.250            922.70      155,000.00
    WATERFORD        MI   48328          5            01/18/01         00
    0412325748                           05           03/01/01          0
    0412325748                           O            02/01/31
    0


    4222606          E22/G02             F           80,500.00         ZZ
                                         360         80,500.00          1
                                       8.500            618.98         85
                                       8.250            618.98       95,000.00
1


    LIVINGSTON       CA   95334          5            01/17/01         01
    0412333650                           05           03/01/01         12
    0412333650                           O            02/01/31
    0


    4222609          E22/G02             F          171,200.00         ZZ
                                         360        171,200.00          1
                                       8.500          1,316.38         80
                                       8.250          1,316.38      214,000.00
    SAGINAW          MI   48603          1            01/23/01         00
    0412338006                           05           03/01/01          0
    0412338006                           O            02/01/31
    0


    4222706          696/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       8.125          2,969.99         80
                                       7.875          2,969.99      500,000.00
    BETHESDA         MD   20817          1            01/19/01         00
    0432555407                           05           03/01/01          0
    30100224                             O            02/01/31
    0


    4224538          163/163             F          113,000.00         ZZ
                                         360        112,668.60          4
                                       9.625            960.49         95
                                       9.375            960.49      118,975.00
    ST LOUIS         MO   63110          1            07/28/00         04
    093009734                            05           09/01/00         30
    093009734                            N            08/01/30
    0


    4224876          964/G02             F          248,000.00         ZZ
                                         360        248,000.00          1
                                       8.875          1,973.20         73
                                       8.625          1,973.20      340,000.00
    BOULDER          CO   80301          2            01/10/01         00
    0432562981                           03           03/01/01          0
    97909                                N            02/01/31
    0


    4224901          K31/G02             F          144,000.00         ZZ
                                         360        144,000.00          3
                                       8.875          1,145.73         90
                                       8.625          1,145.73      160,000.00
    COLLEGE PARK     GA   30349          1            01/05/01         01
    0432572683                           05           03/01/01         25
    2024010503                           N            02/01/31
    0
1




    4227371          E22/G02             F          114,400.00         ZZ
                                         360        114,400.00          1
                                       8.875            910.22         80
                                       8.625            910.22      143,000.00
    ROUND ROCK       TX   78664          1            01/24/01         00
    0412299281                           05           03/01/01          0
    0412299281                           O            02/01/31
    0


    4227372          E22/G02             F           76,000.00         ZZ
                                         360         76,000.00          1
                                       8.500            584.37         80
                                       8.250            584.37       95,000.00
    WESLACO          TX   78596          5            01/19/01         00
    0412299323                           05           03/01/01          0
    0412299323                           O            02/01/31
    0


    4227376          E22/G02             F          190,000.00         ZZ
                                         360        190,000.00          3
                                       9.125          1,545.90         95
                                       8.875          1,545.90      200,000.00
    NEW ORLEANS      LA   70124          5            01/19/01         04
    0412305765                           05           03/01/01         30
    0412305765                           O            02/01/31
    0


    4227377          E22/G02             F          163,000.00         ZZ
                                         360        163,000.00          1
                                       7.750          1,167.75         42
                                       7.500          1,167.75      393,000.00
    SAN JOSE         CA   95122          5            01/18/01         00
    0412309155                           05           03/01/01          0
    0412309155                           O            02/01/31
    0


    4227386          E22/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       8.500            922.70         80
                                       8.250            922.70      150,000.00
    METAIRIE         LA   70001          5            01/19/01         00
    0412317588                           05           03/01/01          0
    0412317588                           O            02/01/31
    0


    4227389          E22/G02             F          142,200.00         ZZ
                                         360        142,200.00          1
1


                                       8.625          1,106.02         90
                                       8.375          1,106.02      158,000.00
    OROVILLE         CA   95966          5            01/16/01         04
    0412322463                           05           03/01/01         25
    0412322463                           O            02/01/31
    0


    4227399          E22/G02             F          151,550.00         ZZ
                                         360        151,550.00          4
                                       9.250          1,246.76         90
                                       9.000          1,246.76      168,400.00
    FORT LAUDERDALE  FL   33312          1            01/24/01         01
    0412330565                           05           03/01/01         25
    0412330565                           N            02/01/31
    0


    4227400          E22/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
                                       7.875          1,160.11         77
                                       7.625          1,160.11      208,000.00
    AURORA           CO   80014          5            01/19/01         00
    0412331001                           05           03/01/01          0
    0412331001                           O            02/01/31
    0


    4227401          E22/G02             F          280,000.00         ZZ
                                         360        280,000.00          1
                                       8.000          2,054.54         80
                                       7.750          2,054.54      350,000.00
    CHICO            CA   95973          5            01/17/01         00
    0412334112                           05           03/01/01          0
    0412334112                           O            02/01/31
    0


    4227402          E22/G02             F          214,200.00         ZZ
                                         360        214,200.00          4
                                       8.750          1,685.11         90
                                       8.500          1,685.11      238,000.00
    DELRAY BEACH     FL   33444          1            01/24/01         10
    0412336620                           05           03/01/01         25
    0412336620                           N            02/01/31
    0


    4227403          E22/G02             F          204,000.00         ZZ
                                         360        204,000.00          1
                                       9.375          1,696.77         80
                                       9.125          1,696.77      255,000.00
    AUSTIN           TX   78704          5            01/24/01         00
    0412336687                           05           03/01/01          0
1


    0412336687                           N            02/01/31
    0


    4227406          E22/G02             F          169,650.00         ZZ
                                         360        169,650.00          2
                                       8.750          1,334.64         90
                                       8.500          1,334.64      188,500.00
    SALEM            MA   01970          1            01/26/01         04
    0412337537                           05           03/01/01         25
    0412337537                           N            02/01/31
    0


    4227409          E22/G02             F          143,500.00         ZZ
                                         360        143,500.00          4
                                       9.250          1,180.54         90
                                       9.000          1,180.54      159,500.00
    SACRAMENTO       CA   95818          1            01/18/01         01
    0412339327                           05           03/01/01         25
    0412339327                           O            02/01/31
    0


    4228911          F60/G02             F          195,000.00         ZZ
                                         360        195,000.00          1
                                       8.500          1,499.38         78
                                       8.250          1,499.38      250,000.00
    METAIRIE         LA   70002          1            01/15/01         00
    0432563799                           05           03/01/01          0
    445843                               O            02/01/31
    0


    4229850          168/168             F          150,000.00         ZZ
                                         360        150,000.00          1
                                       8.375          1,140.11         51
                                       8.125          1,140.11      295,000.00
    YONKERS          NY   10703          1            01/16/01         00
    0189668806                           05           03/01/01          0
    0189668806                           O            02/01/31
    0


    4230457          E82/G02             F          119,600.00         T
                                         360        119,600.00          1
                                       8.625            930.24         75
                                       8.375            930.24      159,500.00
    REDLANDS         CA   92373          1            01/19/01         00
    0400368544                           05           03/01/01          0
    0400368544                           O            02/01/31
    0


1


    4232058          E22/G02             F          100,800.00         ZZ
                                         360        100,800.00          1
                                       8.750            792.99         90
                                       8.500            792.99      112,000.00
    HOMEWOOD         IL   60430          1            01/25/01         04
    0412259871                           05           03/01/01         25
    0412259871                           N            02/01/31
    0


    4232064          E22/G02             F           33,600.00         ZZ
                                         360         33,600.00          1
                                       8.750            264.33         80
                                       8.500            264.33       42,000.00
    AMARILLO         TX   79106          5            01/25/01         00
    0412305419                           05           03/01/01          0
    0412305419                           N            02/01/31
    0


    4232069          E22/G02             F           82,600.00         ZZ
                                         360         82,600.00          1
                                       8.000            606.09         74
                                       7.750            606.09      112,000.00
    MONTGOMERY       TX   77356          1            01/25/01         00
    0412315244                           03           03/01/01          0
    0412315244                           N            02/01/31
    0


    4232074          E22/G02             F          188,950.00         ZZ
                                         360        188,950.00          1
                                       8.000          1,386.45         90
                                       7.750          1,386.45      210,000.00
    CHINO            CA   91710          5            01/16/01         04
    0412323917                           05           03/01/01         25
    0412323917                           O            02/01/31
    0


    4232076          E22/G02             F           82,500.00         ZZ
                                         360         82,500.00          1
                                       7.625            583.93         75
                                       7.375            583.93      110,000.00
    CASHMERE         WA   98815          5            01/19/01         00
    0412326506                           05           03/01/01          0
    0412326506                           O            02/01/31
    0


    4232079          E22/G02             F           52,000.00         ZZ
                                         360         52,000.00          1
                                       9.000            418.40         80
                                       8.750            418.40       65,000.00
1


    CHICAGO          IL   60643          1            01/25/01         00
    0412328056                           05           03/01/01          0
    0412328056                           N            02/01/31
    0


    4233438          U05/G02             F          125,000.00         ZZ
                                         360        125,000.00          1
                                       8.250            939.08         74
                                       8.000            939.08      171,001.00
    FAIRFIELD        CA   94533          1            01/11/01         00
    0432570760                           05           03/01/01          0
    3095008                              N            02/01/31
    0


    4235067          696/G02             F          375,000.00         ZZ
                                         360        375,000.00          1
                                       8.125          2,784.36         70
                                       7.875          2,784.36      540,000.00
    DARNESTOWN       MD   20874          2            01/22/01         00
    0432560639                           05           03/01/01          0
    25101004                             N            02/01/31
    0


    4235172          696/G02             F          549,300.00         ZZ
                                         360        549,300.00          1
                                       8.000          4,030.57         75
                                       7.750          4,030.57      732,422.00
    VIENNA           VA   22182          1            01/25/01         00
    0432561249                           03           03/01/01          0
    25500011                             O            02/01/31
    0


    4237098          E22/G02             F          131,000.00         ZZ
                                         360        131,000.00          1
                                       8.875          1,042.29         80
                                       8.625          1,042.29      164,170.00
    UTICA            MI   48315          1            01/26/01         00
    0412170730                           01           03/01/01          0
    0412170730                           O            02/01/31
    0


    4237105          E22/G02             F           44,100.00         ZZ
                                         360         44,100.00          1
                                       9.000            354.84         90
                                       8.750            354.84       49,000.00
    FORT WORTH       TX   76112          1            01/26/01         04
    0412302572                           05           03/01/01         25
    0412302572                           O            02/01/31
    0
1




    4237108          E22/G02             F          151,550.00         ZZ
                                         360        151,550.00          4
                                       8.875          1,205.80         90
                                       8.625          1,205.80      168,400.00
    FT. LAUDERDALE   FL   33312          1            01/26/01         01
    0412310203                           05           03/01/01         25
    0412310203                           N            02/01/31
    0


    4237109          E22/G02             F          151,550.00         ZZ
                                         360        151,550.00          4
                                       8.875          1,205.80         90
                                       8.625          1,205.80      168,400.00
    FORT LAUDERDALE  FL   33312          1            01/26/01         01
    0412311482                           05           03/01/01         25
    0412311482                           N            02/01/31
    0


    4237111          E22/G02             F          176,000.00         ZZ
                                         360        176,000.00          1
                                       8.625          1,368.91         80
                                       8.375          1,368.91      220,000.00
    DENVER           CO   80231          1            01/26/01         00
    0412311979                           05           03/01/01          0
    0412311979                           N            02/01/31
    0


    4237127          E22/G02             F          350,000.00         ZZ
                                         360        350,000.00          1
                                       8.750          2,753.45         84
                                       8.500          2,753.45      420,000.00
    NEW ORLEANS      LA   70118          2            01/22/01         04
    0412327330                           05           03/01/01         12
    0412327330                           O            02/01/31
    0


    4237130          E22/G02             F          193,800.00         ZZ
                                         360        193,800.00          1
                                       8.875          1,541.96         85
                                       8.625          1,541.96      228,000.00
    FRESNO           CA   93704          5            01/19/01         01
    0412330938                           05           03/01/01         12
    0412330938                           O            02/01/31
    0


    4237138          E22/G02             F           20,350.00         ZZ
                                         360         20,350.00          1
1


                                       9.375            169.26         90
                                       9.125            169.26       22,660.00
    BURTON           MI   48529          1            01/26/01         04
    0412337685                           05           03/01/01         25
    0412337685                           N            02/01/31
    0


    4237141          E22/G02             F          218,250.00         ZZ
                                         360        218,250.00          2
                                       8.875          1,736.49         95
                                       8.625          1,736.49      230,000.00
    LOS ANGELES      CA   90011          1            01/22/01         04
    0412338279                           05           03/01/01         30
    0412338279                           O            02/01/31
    0


    4237142          E22/G02             F          159,950.00         ZZ
                                         360        159,950.00          4
                                       8.500          1,229.88         95
                                       8.250          1,229.88      168,400.00
    FT LAUDERDALE    FL   33315          1            01/26/01         10
    0412340671                           05           03/01/01         30
    0412340671                           O            02/01/31
    0


    4237144          E22/G02             F          146,800.00         ZZ
                                         360        146,800.00          1
                                       7.500          1,026.45         90
                                       7.250          1,026.45      163,163.00
    CHEYENNE         WY   82009          1            01/26/01         04
    0412343006                           05           03/01/01         25
    0412343006                           O            02/01/31
    0


    4237151          E22/G02             F           61,200.00         ZZ
                                         360         61,200.00          1
                                       8.375            465.16         80
                                       8.125            465.16       76,500.00
    CEDARTOWN        GA   30125          1            01/26/01         00
    0412348435                           05           03/01/01          0
    0412348435                           O            02/01/31
    0


    4237155          E22/G02             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       7.750          1,088.95         80
                                       7.500          1,088.95      190,000.00
    GRAND PRAIRIE    TX   75050          1            01/25/01         00
    0412351900                           05           03/01/01          0
1


    0412351900                           O            02/01/31
    0


    4237906          225/225             F           26,300.00         ZZ
                                         360         26,253.08          1
                                       8.625            204.56         53
                                       8.375            204.56       50,000.00
    FORT MYERS       FL   33901          2            10/26/00         00
    6514111                              05           12/01/00          0
    6514111                              O            11/01/30
    0


    4238014          225/225             F          242,000.00         ZZ
                                         360        241,526.16          1
                                       8.875          1,925.47         49
                                       8.625          1,925.47      498,000.00
    NEWTONVILLE      MA   02460          2            11/14/00         00
    7218069                              01           01/01/01          0
    7218069                              N            12/01/30
    0


    4238059          225/225             F          143,100.00         ZZ
                                         360        142,916.88          1
                                       8.250          1,075.06         87
                                       8.000          1,075.06      165,000.00
    CHARLOTTE        NC   28210          1            11/08/00         10
    6514903                              05           01/01/01         25
    6514903                              O            12/01/30
    0


    4238111          225/225             F          365,000.00         ZZ
                                         360        364,520.85          1
                                       8.125          2,710.12         76
                                       7.875          2,710.12      481,000.00
    MARLBOROUGH      MA   01752          2            11/21/00         00
    7222741                              05           01/01/01          0
    7222741                              O            12/01/30
    0


    4238159          225/225             F          100,000.00         ZZ
                                         360         99,865.35          1
                                       8.000            733.77         68
                                       7.750            733.77      148,000.00
    MOHNTON          PA   19540          1            11/17/00         00
    7221497                              05           01/01/01          0
    7221497                              O            12/01/30
    0


1


    4238236          225/225             F           87,210.00         ZZ
                                         360         87,106.63          1
                                       8.625            678.32         90
                                       8.375            678.32       97,000.00
    MESA             AZ   85210          1            11/27/00         11
    7218905                              01           01/01/01         25
    7218905                              O            12/01/30
    0


    4238239          225/225             F          592,500.00         ZZ
                                         360        591,721.51          1
                                       8.125          4,399.30         75
                                       7.875          4,399.30      790,000.00
    EDWARDS          CO   81632          1            11/16/00         00
    7220240                              03           01/01/01          0
    7220240                              O            12/01/30
    0


    4238290          225/225             F           88,000.00         ZZ
                                         360         87,889.04          3
                                       8.750            692.30         80
                                       8.500            692.30      110,000.00
    JERSEY CITY      NJ   07306          1            11/06/00         00
    7207262                              05           01/01/01          0
    7207262                              N            12/01/30
    0


    4238291          225/225             F          500,000.00         ZZ
                                         360        499,084.84          1
                                       8.500          3,844.57         80
                                       8.250          3,844.57      625,000.00
    EL PASO          TX   79922          1            10/30/00         00
    7216477                              03           12/01/00          0
    7216477                              O            11/01/30
    0


    4238517          225/225             F          329,900.00         ZZ
                                         360        329,455.81          1
                                       8.000          2,420.69         75
                                       7.750          2,420.69      440,000.00
    PLACENTIA        CA   92870          1            11/16/00         00
    7222996                              03           01/01/01          0
    7222996                              O            12/01/30
    0


    4239238          225/225             F          437,000.00         ZZ
                                         360        436,179.43          1
                                       8.375          3,321.52         75
                                       8.125          3,321.52      585,000.00
1


    RANCHO PALOS VE  CA   90275          2            11/22/00         00
    7223804                              05           01/01/01          0
    7223804                              O            12/01/30
    0


    4239244          225/225             F          336,000.00         ZZ
                                         360        335,260.32          1
                                       8.125          2,494.80         80
                                       7.875          2,494.80      420,000.00
    SOUTH SAN FRANC  CA   94080          1            10/25/00         00
    7215026                              05           12/01/00          0
    7215026                              O            11/01/30
    0


    4239248          225/225             F          326,400.00         ZZ
                                         360        326,003.14          1
                                       8.500          2,509.73         80
                                       8.250          2,509.73      408,000.00
    WELLINGTON       FL   33414          1            11/28/00         00
    6518430                              03           01/01/01          0
    6518430                              O            12/01/30
    0


    4239303          225/225             F          364,800.00         ZZ
                                         360        364,367.69          3
                                       8.625          2,837.38         80
                                       8.375          2,837.38      456,000.00
    SAN PEDRO AREA   CA   90731          1            11/01/00         00
    7214169                              05           01/01/01          0
    7214169                              O            12/01/30
    0


    4239331          225/225             F          424,000.00         ZZ
                                         360        423,736.46          1
                                       8.375          3,222.71         80
                                       8.125          3,222.71      530,000.00
    SANTA CLARA      CA   95051          5            11/30/00         00
    7223484                              05           02/01/01          0
    7223484                              O            01/01/31
    0


    4239342          225/225             F          136,000.00         ZZ
                                         360        135,777.54          4
                                       9.500          1,143.57         76
                                       9.250          1,143.57      180,000.00
    NORTH CHICAGO    IL   60064          5            10/31/00         00
    7216529                              05           12/01/00          0
    7216529                              N            11/01/30
    0
1




    4239345          225/225             F          288,750.00         ZZ
                                         360        288,389.79          1
                                       8.375          2,194.71         70
                                       8.125          2,194.71      412,500.00
    BROOMFIELD       CO   80020          1            11/03/00         00
    7214004                              05           01/01/01          0
    7214004                              O            12/01/30
    0


    4239819          225/225             F           83,400.00         ZZ
                                         360         83,265.84          3
                                       9.125            678.57         90
                                       8.875            678.57       92,700.00
    PITTSFIELD       MA   01201          1            11/01/00         11
    7213388                              05           12/01/00         25
    7213388                              N            11/01/30
    0


    4239849          225/225             F          428,000.00         ZZ
                                         360        427,452.26          1
                                       8.250          3,215.43         80
                                       8.000          3,215.43      535,000.00
    OAKLAND          CA   94610          1            11/13/00         00
    7221520                              05           01/01/01          0
    7221520                              O            12/01/30
    0


    4239902          225/225             F          306,000.00         ZZ
                                         360        305,637.38          1
                                       8.625          2,380.04         90
                                       8.375          2,380.04      340,000.00
    VIENNA           VA   22180          2            11/22/00         10
    7221252                              05           01/01/01         25
    7221252                              O            12/01/30
    0


    4239905          225/225             F           76,000.00         T
                                         360         75,871.20          1
                                       8.875            604.70         80
                                       8.625            604.70       95,000.00
    WINHALL          VT   05340          1            11/17/00         00
    7218933                              05           01/01/01          0
    7218933                              O            12/01/30
    0


    4239907          225/225             F          500,000.00         ZZ
                                         360        499,422.55          1
1


                                       8.750          3,933.51         78
                                       8.500          3,933.51      647,622.00
    SHARON           MA   02067          1            11/15/00         00
    7193733                              05           01/01/01          0
    7193733                              O            12/01/30
    0


    4240257          225/225             F          361,250.00         ZZ
                                         360        360,799.34          1
                                       8.375          2,745.77         85
                                       8.125          2,745.77      425,000.00
    BLUFFTON         SC   29910          5            11/21/00         10
    7220566                              03           01/01/01         12
    7220566                              O            12/01/30
    0


    4240291          225/225             F          568,000.00         ZZ
                                         360        567,254.37          1
                                       8.125          4,217.39         80
                                       7.875          4,217.39      710,000.00
    ENCINITAS        CA   92024          5            11/15/00         00
    7219501                              05           01/01/01          0
    7219501                              O            12/01/30
    0


    4240319          225/225             F          117,000.00         ZZ
                                         360        116,797.42          1
                                       8.750            920.44         90
                                       8.500            920.44      130,000.00
    SARASOTA         FL   34231          1            11/29/00         11
    7220198                              05           01/01/01         25
    7220198                              O            12/01/30
    0


    4240328          225/225             F           81,900.00         ZZ
                                         360         81,805.41          2
                                       8.750            644.31         90
                                       8.500            644.31       91,000.00
    TOLEDO           OH   43607          2            11/21/00         10
    7219394                              05           01/01/01         25
    7219394                              N            12/01/30
    0


    4240344          225/225             F          218,450.00         ZZ
                                         360        218,197.71          3
                                       8.750          1,718.55         95
                                       8.500          1,718.55      229,950.00
    CITRUS HEIGHTS   CA   95610          1            11/15/00         10
    7222129                              05           01/01/01         30
1


    7222129                              O            12/01/30
    0


    4240399          225/225             F          106,000.00         ZZ
                                         360        105,871.03          1
                                       8.500            815.05         85
                                       8.250            815.05      125,000.00
    COLUMBIA         SC   29205          2            11/17/00         10
    7221985                              05           01/01/01         25
    7221985                              O            12/01/30
    0


    4240424          225/225             F          303,875.00         ZZ
                                         360        303,476.09          1
                                       8.125          2,256.27         85
                                       7.875          2,256.27      357,500.00
    PARKER           CO   80138          1            11/17/00         11
    7220772                              05           01/01/01         12
    7220772                              O            12/01/30
    0


    4240436          225/225             F          410,000.00         ZZ
                                         360        409,433.82          1
                                       7.875          2,972.79         79
                                       7.625          2,972.79      525,000.00
    SANTA ANA AREA   CA   92705          5            11/22/00         00
    7221730                              05           01/01/01          0
    7221730                              O            12/01/30
    0


    4240438          225/225             F          328,000.00         ZZ
                                         360        326,489.14          1
                                       8.000          2,406.75         80
                                       7.750          2,406.75      410,000.00
    SUGAR GROVE      IL   60554          5            11/01/00         00
    7218826                              05           12/01/00          0
    7218826                              O            11/01/30
    0


    4240718          225/225             F          496,000.00         ZZ
                                         360        495,396.89          1
                                       8.500          3,813.82         80
                                       8.250          3,813.82      620,000.00
    OXNARD AREA      CA   93035          5            11/22/00         00
    7224110                              05           01/01/01          0
    7224110                              O            12/01/30
    0


1


    4240748          225/225             F          391,000.00         ZZ
                                         360        390,548.44          1
                                       8.750          3,076.00         79
                                       8.500          3,076.00      500,000.00
    TROY             MI   48098          2            11/02/00         00
    7217764                              05           01/01/01          0
    7217764                              O            12/01/30
    0


    4240775          225/225             F          425,000.00         ZZ
                                         360        424,521.70          1
                                       8.875          3,381.50         60
                                       8.625          3,381.50      711,000.00
    ST PETE BEACH    FL   33706          2            10/31/00         00
    7213368                              05           01/01/01          0
    7213368                              O            12/01/30
    0


    4240780          225/225             F          420,000.00         ZZ
                                         360        419,502.28          2
                                       8.625          3,266.72         58
                                       8.375          3,266.72      730,000.00
    ENCINITAS        CA   92007          2            11/15/00         00
    7219480                              05           01/01/01          0
    7219480                              N            12/01/30
    0


    4240813          225/225             F          400,000.00         ZZ
                                         360        399,488.11          1
                                       8.250          3,005.07         58
                                       8.000          3,005.07      700,000.00
    SARATOGA         CA   95070          5            11/03/00         00
    7204778                              05           01/01/01          0
    7204778                              O            12/01/30
    0


    4240815          225/225             F          110,000.00         ZZ
                                         360        109,862.78          1
                                       8.375            836.08         74
                                       8.125            836.08      150,000.00
    JUPITER          FL   33478          2            11/13/00         00
    7216306                              05           01/01/01          0
    7216306                              O            12/01/30
    0


    4240978          225/225             F           47,600.00         ZZ
                                         360         47,545.02          1
                                       8.750            374.47         70
                                       8.500            374.47       68,000.00
1


    SUNNY ISLES      FL   33160          1            11/21/00         00
    6514998                              06           01/01/01          0
    6514998                              N            12/01/30
    0


    4241008          E82/G02             F           48,300.00         ZZ
                                         360         48,300.00          2
                                       9.625            410.54         70
                                       9.375            410.54       69,000.00
    WILKES BARRE     PA   18702          1            01/24/01         00
    0400348470                           05           03/01/01          0
    0400348470                           N            02/01/31
    0


    4241075          225/225             F          300,000.00         ZZ
                                         360        299,616.08          1
                                       8.250          2,253.80         30
                                       8.000          2,253.80    1,000,000.00
    NEW SHOREHAM     RI   02807          5            11/02/00         00
    6514996                              05           01/01/01          0
    6514996                              N            12/01/30
    0


    4241274          225/225             F          517,500.00         ZZ
                                         360        516,576.78          1
                                       8.625          4,025.07         75
                                       8.375          4,025.07      690,000.00
    ENGLEWOOD        CO   80111          1            11/03/00         00
    7218877                              05           12/01/00          0
    7218877                              O            11/01/30
    0


    4241373          225/225             F          252,700.00         ZZ
                                         360        252,359.75          1
                                       8.000          1,854.23         80
                                       7.750          1,854.23      318,000.00
    DANA POINT       CA   92629          1            11/03/00         00
    7220377                              05           01/01/01          0
    7220377                              O            12/01/30
    0


    4241714          225/225             F          300,000.00         ZZ
                                         360        299,625.76          1
                                       8.375          2,280.22         68
                                       8.125          2,280.22      442,000.00
    LOUISVILLE       KY   40206          1            11/13/00         00
    7217084                              05           01/01/01          0
    7217084                              O            12/01/30
    0
1




    4241860          225/225             F          192,600.00         ZZ
                                         360        191,969.19          4
                                       8.875          1,532.42         90
                                       8.625          1,532.42      214,000.00
    STOCKBRIDGE      GA   30281          1            11/01/00         11
    7213387                              05           12/01/00         25
    7213387                              N            11/01/30
    0


    4241924          225/225             F          283,500.00         ZZ
                                         360        283,172.59          4
                                       8.750          2,230.30         90
                                       8.500          2,230.30      315,000.00
    SAN DIEGO        CA   92104          1            11/10/00         10
    7214709                              05           01/01/01         25
    7214709                              O            12/01/30
    0


    4243381          E22/G02             F           54,900.00         ZZ
                                         360         54,900.00          2
                                       9.375            456.63         90
                                       9.125            456.63       61,000.00
    NEW ORLEANS      LA   70113          1            01/26/01         04
    0412236119                           05           03/01/01         25
    0412236119                           N            02/01/31
    0


    4243383          E22/G02             F           92,000.00         ZZ
                                         360         92,000.00          1
                                       8.250            691.17         84
                                       8.000            691.17      110,000.00
    SACRAMENTO       CA   95822          2            01/22/01         01
    0412258097                           05           03/01/01         12
    0412258097                           O            02/01/31
    0


    4243399          E22/G02             F          128,000.00         T
                                         360        128,000.00          1
                                       8.000            939.22         80
                                       7.750            939.22      160,000.00
    LAKE ARROWHEAD   CA   92352          1            01/18/01         00
    0412301590                           05           03/01/01          0
    0412301590                           O            02/01/31
    0


    4243411          E22/G02             F          131,250.00         ZZ
                                         360        131,250.00          1
1


                                       8.250            986.04         66
                                       8.000            986.04      200,000.00
    CLARKSTON        MI   48348          2            01/23/01         00
    0412318917                           05           03/01/01          0
    0412318917                           O            02/01/31
    0


    4243414          E22/G02             F           60,000.00         ZZ
                                         360         60,000.00          1
                                       8.750            472.02         80
                                       8.500            472.02       75,000.00
    GREAT FALLS      MT   59404          1            01/26/01         00
    0412321515                           05           03/01/01          0
    0412321515                           N            02/01/31
    0


    4243419          E22/G02             F          372,000.00         ZZ
                                         360        372,000.00          1
                                       8.250          2,794.71         80
                                       8.000          2,794.71      470,000.00
    THOUSAND OAKS    CA   91320          5            01/22/01         00
    0412325896                           05           03/01/01          0
    0412325896                           O            02/01/31
    0


    4243423          E22/G02             F           32,300.00         ZZ
                                         360         32,300.00          1
                                       9.375            268.66         85
                                       9.125            268.66       38,000.00
    ROANOKE          VA   24013          1            01/26/01         11
    0412328940                           05           03/01/01         20
    0412328940                           N            02/01/31
    0


    4243440          E22/G02             F          136,000.00         ZZ
                                         360        136,000.00          1
                                       9.000          1,094.29         80
                                       8.750          1,094.29      170,000.00
    SACRAMENTO       CA   95819          1            01/23/01         00
    0412338105                           05           03/01/01          0
    0412338105                           N            02/01/31
    0


    4243448          E22/G02             F           51,750.00         ZZ
                                         360         51,750.00          1
                                       8.375            393.34         90
                                       8.125            393.34       57,500.00
    TOWN CREEK       AL   35672          1            01/29/01         11
    0412343345                           05           03/01/01         25
1


    0412343345                           O            02/01/31
    0


    4243545          S48/S48             F          340,000.00         ZZ
                                         360        339,575.86          1
                                       8.375          2,584.25         80
                                       8.125          2,584.25      425,000.00
    KERRVILLE        TX   78028          1            11/14/00         00
    29035870                             05           01/01/01          0
    29035870                             O            12/01/30
    0


    4243546          S48/S48             F          302,400.00         ZZ
                                         360        302,041.64          1
                                       8.625          2,352.04         80
                                       8.375          2,352.04      378,000.00
    ARVADA           CO   80004          2            11/22/00         00
    29071255                             05           01/01/01          0
    29071255                             O            12/01/30
    0


    4243547          S48/S48             F          384,650.00         ZZ
                                         360        384,228.22          1
                                       9.000          3,094.98         70
                                       8.750          3,094.98      549,520.00
    SAINT LOUIS      MO   63105          1            11/30/00         00
    29091956                             08           01/01/01          0
    29091956                             O            12/01/30
    0


    4243548          S48/S48             F          368,000.00         ZZ
                                         360        367,360.17          1
                                       8.750          2,895.06         80
                                       8.500          2,895.06      460,000.00
    SAN FRANCIS      CA   94121          1            10/12/00         00
    29106663                             05           12/01/00          0
    29106663                             O            11/01/30
    0


    4243549          S48/S48             F          296,350.00         ZZ
                                         360        295,807.54          1
                                       8.500          2,278.68         66
                                       8.250          2,278.68      450,000.00
    LAKE FOREST      IL   60045          2            10/23/00         00
    29117892                             03           12/01/00          0
    29117892                             N            11/01/30
    0


1


    4243550          S48/S48             F          300,000.00         ZZ
                                         360        299,625.76          1
                                       8.375          2,280.22         71
                                       8.125          2,280.22      425,000.00
    BOYNTON BEACH    FL   33436          1            11/06/00         00
    29206026                             03           01/01/01          0
    29206026                             O            12/01/30
    0


    4243551          S48/S48             F          336,000.00         ZZ
                                         360        335,785.74          1
                                       8.250          2,524.26         70
                                       8.000          2,524.26      480,000.00
    NAPA             CA   94558          5            11/30/00         00
    6019134250                           05           02/01/01          0
    6019134250                           O            01/01/31
    0


    4245672          168/168             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       8.750            786.70         67
                                       8.500            786.70      150,000.00
    LIVINGSTON       NY   12541          1            01/23/01         00
    0189673249                           05           03/01/01          0
    0189673249                           O            02/01/31
    0


    4248979          E22/G02             F          100,000.00         ZZ
                                         360        100,000.00          2
                                       8.875            795.64         80
                                       8.625            795.64      125,000.00
    CHICO            CA   95926          1            01/22/01         00
    0412337875                           05           03/01/01          0
    0412337875                           N            02/01/31
    0


    4248996          E22/G02             F          197,600.00         ZZ
                                         360        197,600.00          1
                                       8.000          1,449.92         80
                                       7.750          1,449.92      247,000.00
    TRACY            CA   95376          1            01/25/01         00
    0412351199                           05           03/01/01          0
    0412351199                           O            02/01/31
    0


    4250896          168/168             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       8.500          2,306.74         80
                                       8.250          2,306.74      375,000.00
1


    SEAFORD          NY   11783          1            01/16/01         00
    0189558164                           05           03/01/01          0
    0189558164                           O            02/01/31
    0

   TOTAL NUMBER OF LOANS   :      1,149

   TOTAL ORIGINAL BALANCE  :   215,665,669.48

   TOTAL PRINCIPAL BALANCE :   215,360,303.79

   TOTAL ORIGINAL P+I      :     1,673,806.32

   TOTAL CURRENT P+I       :     1,673,806.32


                             ***************************
                             *      END OF REPORT      *
                             ***************************

1

  RUN ON     : 02/27/01           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 09.59.13           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RALI 2001-QS2  CONFORM                         CUTOFF : 02/01/01
  POOL       : 0004486
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ----------------------------------------------------------------------

      1976698                              .2500
       80,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1991172                              .2500
      218,008.38                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      1995201                              .2500
      154,618.77                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      1997704                              .2500
      168,118.68                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      1999091                              .2500
      121,231.56                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      3299769                              .2500
       59,450.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      3606798                              .2500
      124,480.96                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      3678120                              .2500
      136,044.48                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      3716500                              .2500
      197,665.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      3764996                              .2500
       96,281.18                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3767411                              .2500
      229,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      3774224                              .2500
       35,033.66                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      3778258                              .2500
       80,704.72                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3798579                              .2500
      144,597.97                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      3802266                              .2500
      194,662.38                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      3814312                              .2500
       74,825.48                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      3823154                              .2500
       73,967.23                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
             .0000                        9.6700

      3823797                              .2500
      129,277.48                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3831365                              .2500
      379,202.84                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      3835758                              .2500
       95,891.96                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3859415                              .2500
      147,827.65                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      3863267                              .2500
      217,467.42                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      3868812                              .2500
       90,857.39                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      3875552                              .2500
      139,756.59                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      3883450                              .2500
      143,672.39                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      3883614                              .2500
      119,613.77                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      3893803                              .2500
       22,467.63                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      3901082                              .2500
       55,455.33                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      3904381                              .2500
       99,297.77                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3907959                              .2500
       55,723.32                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450
1



      3913924                              .2500
       85,451.17                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      3919623                              .2500
      126,105.13                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      3920647                              .2500
      119,806.96                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      3921698                              .2500
      262,388.06                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      3928674                              .2500
      106,280.26                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3933555                              .2500
      100,131.48                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      3936889                              .2500
      139,791.77                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      3938920                              .2500
      251,573.02                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      3939137                              .2500
       64,708.57                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      3947011                              .2500
      171,781.36                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      3948646                              .2500
       77,478.37                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      3956338                              .2500
       93,614.16                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      3956339                              .2500
       74,891.34                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      3956340                              .2500
       86,128.29                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      3956342                              .2500
      131,059.85                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      3961033                              .2500
      265,334.97                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      3962120                              .2500
       78,352.50                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      3967548                              .2500
      195,600.47                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      3967916                              .2500
      308,567.71                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      3970901                              .2500
       59,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      3971445                              .2500
      152,314.56                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      3972048                              .2500
       71,429.38                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      3978866                              .2500
       99,940.96                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      3980009                              .2500
      107,939.45                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      3981536                              .2500
       40,368.15                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      3981567                              .2500
      181,253.70                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      3982222                              .2500
       55,969.41                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      3982466                              .2500
       71,918.98                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3983436                              .2500
      125,791.95                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      3984002                              .2500
      106,343.37                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      3985866                              .2500
      104,839.65                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      3987120                              .2500
      114,870.56                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      3987785                              .2500
      224,618.78                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3989625                              .2500
       76,426.39                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      3989875                              .2500
      100,902.84                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      3991229                              .2500
       58,428.87                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4002459                              .2500
      146,109.31                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4002925                              .2500
      126,119.53                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4004061                              .2500
      137,341.19                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4004993                              .2500
       46,857.20                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450
1



      4005201                              .2500
      132,921.48                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4011129                              .2500
       80,661.46                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4011181                              .2500
       95,880.24                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4012739                              .2500
       80,742.34                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4013539                              .2500
       80,949.65                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4013894                              .2500
      151,070.76                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4015114                              .2500
      263,848.11                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4016240                              .2500
      137,518.76                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      4019568                              .2500
       69,881.38                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4019649                              .2500
       75,856.65                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4020170                              .2500
      216,486.45                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4020314                              .2500
      117,656.75                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4020465                              .2500
       63,863.88                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4021801                              .2500
       76,322.53                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4023482                              .2500
      125,100.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4024408                              .2500
      215,484.38                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      4024427                              .2500
      174,094.01                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4024437                              .2500
      161,810.81                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4024606                              .2500
      211,150.80                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4024616                              .2500
      162,072.05                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4024657                              .2500
      173,712.46                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4024693                              .2500
      175,590.52                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4024694                              .2500
      177,873.86                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4024747                              .2500
      140,155.89                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4024753                              .2500
      110,455.39                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4024779                              .2500
      149,165.84                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4024803                              .2500
      147,658.97                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4024811                              .2500
      305,454.11                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4024856                              .2500
      148,148.56                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4024859                              .2500
      127,112.68                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4024860                              .2500
      127,098.61                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4024863                              .2500
      160,975.32                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      4024868                              .2500
      127,742.33                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4024886                              .2500
      206,209.77                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4024898                              .2500
      175,224.92                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4024931                              .2500
      119,491.88                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4024932                              .2500
      118,144.23                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4025247                              .2500
      149,825.17                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4025355                              .2500
       30,066.12                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4028062                              .2500
       89,955.73                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      4028421                              .2500
       99,141.43                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4029600                              .2500
       56,666.52                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4029924                              .2500
       63,960.22                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4031569                              .2500
       63,964.12                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4034231                              .2500
      235,713.04                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4034637                              .2500
      224,480.42                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      4036212                              .2500
       40,479.55                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4036992                              .2500
       71,819.08                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4037613                              .2500
      195,767.73                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4038091                              .2500
       99,243.03                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4038841                              .2500
       64,920.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4039205                              .2500
      206,674.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4039639                              .2500
       95,355.72                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4039653                              .2500
      163,016.34                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4039665                              .2500
      139,829.78                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4039685                              .2500
       71,932.55                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200
1



      4039710                              .2500
      134,848.08                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4039715                              .2500
       55,184.79                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4040496                              .2500
      125,829.42                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4041689                              .2500
       95,935.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4041714                              .2500
      107,739.56                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4041986                              .2500
      206,131.34                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4043195                              .2500
      144,414.68                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4043544                              .2500
       43,450.20                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4044801                              .2500
      137,432.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4044803                              .2500
       72,333.95                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      4045316                              .2500
      133,275.23                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4045335                              .2500
      102,442.53                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4045815                              .2500
      121,380.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4047679                              .2500
       93,691.73                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4049384                              .2500
       67,463.12                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4052838                              .2500
      271,839.41                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      4053113                              .2500
      143,853.99                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4056162                              .2500
      121,522.45                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4056890                              .2500
      107,939.45                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4058376                              .2500
       99,183.57                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4060315                              .2500
      139,343.02                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4060850                              .2500
      137,912.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4061163                              .2500
      104,802.83                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4061407                              .2500
      143,910.50                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4061615                              .2500
      139,343.02                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4062951                              .2500
      112,192.99                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4063271                              .2500
       60,764.10                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4063399                              .2500
      179,692.23                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4063884                              .2500
      147,910.34                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4064107                              .2500
       58,769.51                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4066472                              .2500
      134,920.29                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4067274                              .2500
      109,931.63                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4067704                              .2500
       58,471.97                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4067945                              .2500
       77,941.42                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4067986                              .2500
      157,273.37                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4069229                              .2500
      247,700.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4069382                              .2500
       39,878.21                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4070393                              .2500
       67,934.60                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4071031                              .2500
      231,855.80                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4071301                              .2500
       90,750.40                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      4072282                              .2500
      148,407.70                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4072297                              .2500
      223,864.30                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4072379                              .2500
      224,863.69                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4072436                              .2500
      182,295.05                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4072803                              .2500
       78,948.83                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4073012                              .2500
      116,129.60                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4073114                              .2500
      101,441.59                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4073224                              .2500
      142,526.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4074116                              .2500
      273,861.64                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4074317                              .2500
       42,619.31                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4074438                              .2500
      135,731.42                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4076196                              .2500
      106,748.83                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4076428                              .2500
      149,904.35                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4077281                              .2500
      139,695.22                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4077296                              .2500
      107,858.22                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4079906                              .2500
       79,912.27                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      4081562                              .2500
       39,729.93                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4081756                              .2500
       80,954.59                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4082090                              .2500
       71,082.45                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4082272                              .2500
       69,681.11                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4082280                              .2500
       78,772.13                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4082282                              .2500
       89,511.49                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4082322                              .2500
      215,543.55                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4082326                              .2500
      103,089.74                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      4082327                              .2500
      103,089.74                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4085378                              .2500
      157,178.56                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      4085451                              .2500
      207,883.39                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4085493                              .2500
       50,095.01                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4086631                              .2500
      143,910.50                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4086638                              .2500
      183,244.51                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4086655                              .2500
       70,960.19                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4086667                              .2500
      131,124.52                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4089321                              .2500
      129,917.10                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4089455                              .2500
      359,653.70                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4089933                              .2500
      132,682.96                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4090470                              .2500
       76,803.44                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4090473                              .2500
      125,915.46                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4091221                              .2500
      119,932.73                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4091447                              .2500
       44,977.86                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4092116                              .2500
       48,880.91                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      4094158                              .2500
       63,967.68                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4094160                              .2500
       67,958.81                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4094925                              .2500
      152,411.89                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4094960                              .2500
       66,283.65                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4094969                              .2500
      156,520.28                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4094999                              .2500
      153,563.06                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4095020                              .2500
      274,048.84                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4095034                              .2500
       71,905.48                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      4095058                              .2500
       66,264.10                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4095126                              .2500
       71,907.77                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4095161                              .2500
      101,879.12                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4095197                              .2500
      163,800.59                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4095214                              .2500
      153,413.24                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4095258                              .2500
      158,811.57                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4095267                              .2500
      138,605.59                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4096964                              .2500
      107,939.45                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4096979                              .2500
      146,716.74                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4097101                              .2500
      155,912.54                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4097264                              .2500
      121,626.56                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4097331                              .2500
      139,829.78                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4097525                              .2500
       68,281.05                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4097575                              .2500
      209,751.14                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4098733                              .2500
      177,910.12                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4099886                              .2500
       76,097.52                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4099929                              .2500
      249,840.58                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4099935                              .2500
      156,285.48                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4100178                              .2500
      154,721.83                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4101189                              .2500
      120,928.56                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4101383                              .2500
       46,473.24                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4101715                              .2500
      122,323.92                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4102764                              .2500
      154,721.83                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4104006                              .2500
      242,874.02                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      4104524                              .2500
       43,373.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4105426                              .2500
       69,962.75                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4105488                              .2500
       49,573.61                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4105638                              .2500
       52,771.90                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4105867                              .2500
       45,974.21                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4105984                              .2500
      124,135.60                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4106987                              .2500
       86,401.53                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4107077                              .2500
       51,973.04                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      4107371                              .2500
       77,163.06                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4108312                              .2500
      191,897.82                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4108452                              .2500
       76,353.72                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4110337                              .2500
       86,850.01                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4110341                              .2500
      173,392.16                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4110580                              .2500
       83,150.87                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4111218                              .2500
      171,895.79                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4112025                              .2500
      120,682.31                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4112329                              .2500
       57,561.35                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4113568                              .2500
      135,571.19                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4113576                              .2500
       56,820.25                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4113577                              .2500
       86,155.42                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4113589                              .2500
       93,498.52                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4113670                              .2500
      227,258.65                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4114608                              .2500
      146,711.07                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4114646                              .2500
       68,366.36                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      4114651                              .2500
      132,723.59                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4114658                              .2500
       69,961.76                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4114776                              .2500
      116,943.95                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4115800                              .2500
      192,693.05                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4116173                              .2500
      107,035.11                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4116705                              .2500
      102,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4116927                              .2500
       87,943.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4117975                              .2500
      129,755.89                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4119260                              .2500
      130,716.59                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4119413                              .2500
       66,568.10                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4119454                              .2500
       67,156.04                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4120564                              .2500
      166,388.28                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4120827                              .2500
       81,250.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4120925                              .2500
      116,884.44                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4121456                              .2500
      159,900.55                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4122588                              .2500
      119,930.96                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4122829                              .2500
       32,981.50                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4122965                              .2500
      235,713.04                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4122976                              .2500
       55,743.42                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4123199                              .2500
      279,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4123744                              .2500
       43,974.68                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4124088                              .2500
       60,269.55                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4124294                              .2500
      149,906.77                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4124434                              .2500
       80,059.55                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      4125174                              .2500
      228,161.69                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4125246                              .2500
      122,917.24                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4125423                              .2500
      253,357.88                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4125619                              .2500
       67,416.82                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4126289                              .2500
       54,671.64                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4127277                              .2500
       38,361.05                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4127354                              .2500
      267,300.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4128208                              .2500
      112,388.90                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      4128891                              .2500
      191,074.93                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4131034                              .2500
       97,440.93                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4131037                              .2500
      153,901.80                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4131120                              .2500
       84,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4131517                              .2500
       60,269.55                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4131752                              .2500
       62,361.21                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4131936                              .2500
       47,652.89                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4132004                              .2500
       99,942.47                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4132615                              .2500
      151,912.55                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4132797                              .2500
       94,645.51                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4133055                              .2500
      109,633.54                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4133060                              .2500
      128,686.96                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4133161                              .2500
       77,537.59                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4133436                              .2500
      139,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4133633                              .2500
      112,500.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4133832                              .2500
      111,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      4134172                              .2500
      171,513.35                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4134793                              .2500
      136,412.96                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4134799                              .2500
      186,883.76                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4134806                              .2500
      137,916.40                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4134807                              .2500
       97,942.15                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4134810                              .2500
      220,872.85                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4134831                              .2500
      195,887.24                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4134832                              .2500
       55,093.28                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4134834                              .2500
       83,646.63                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4134839                              .2500
       65,558.17                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4134846                              .2500
       84,945.80                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4134853                              .2500
      119,932.73                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4134856                              .2500
      199,875.69                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4134862                              .2500
       99,942.47                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4134865                              .2500
       71,962.67                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4134871                              .2500
      108,737.40                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4135036                              .2500
      135,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4135349                              .2500
      252,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4135643                              .2500
       69,957.59                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4135656                              .2500
       66,362.77                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4135779                              .2500
      174,150.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4136269                              .2500
      135,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4136376                              .2500
      110,425.86                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4136417                              .2500
      223,864.30                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4136538                              .2500
       71,954.09                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4136658                              .2500
       93,541.82                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4136955                              .2500
      137,518.76                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4137887                              .2500
      152,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4138144                              .2500
       79,158.94                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4138277                              .2500
      223,867.75                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4138280                              .2500
       94,750.85                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4138285                              .2500
       73,464.79                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950
1



      4138286                              .2500
       59,367.55                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4138289                              .2500
       89,542.87                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4138308                              .2500
      136,558.31                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4138336                              .2500
       77,908.50                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4138348                              .2500
       91,430.93                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4138556                              .2500
      114,877.13                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4138678                              .2500
      121,600.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4138785                              .2500
       99,865.35                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      4139038                              .2500
      199,875.69                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4139041                              .2500
      100,746.36                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4139090                              .2500
       49,975.40                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4139718                              .2500
      101,638.38                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4139996                              .2500
      179,904.21                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4141409                              .2500
      275,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4141577                              .2500
       94,400.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4142013                              .2500
       44,977.87                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      4142023                              .2500
      116,778.32                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4142028                              .2500
       71,514.81                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4142032                              .2500
       98,050.46                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4142044                              .2500
      126,735.97                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4142046                              .2500
       83,655.46                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4142065                              .2500
       74,659.20                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4142070                              .2500
       99,191.40                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4142072                              .2500
       84,109.68                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950
1



      4142079                              .2500
      152,019.05                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4142080                              .2500
      208,879.76                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4142098                              .2500
      231,876.54                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4142107                              .2500
      119,632.89                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4142506                              .2500
      181,200.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4142935                              .2500
       50,400.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4142953                              .2500
      117,528.75                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4143018                              .2500
       71,957.49                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      4143220                              .2500
      256,118.51                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4143755                              .2500
       52,971.05                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4145122                              .2500
       85,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4146653                              .2500
      224,886.37                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4146658                              .2500
       67,961.88                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4146659                              .2500
      104,436.70                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4146660                              .2500
       69,959.73                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4146673                              .2500
      193,379.73                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4146674                              .2500
       80,953.40                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4146687                              .2500
       61,964.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4146691                              .2500
       57,965.76                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4147037                              .2500
      163,892.72                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4147858                              .2500
      115,364.11                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4147880                              .2500
      103,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4148126                              .2500
      260,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4148142                              .2500
      265,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      4149216                              .2500
       90,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4150243                              .2500
      254,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4150535                              .2500
      103,499.07                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4150537                              .2500
      189,875.72                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4150551                              .2500
       94,102.46                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4150552                              .2500
      159,300.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4150565                              .2500
       55,069.11                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4150570                              .2500
      151,200.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4150571                              .2500
      106,233.93                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4152484                              .2500
      256,541.53                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4152499                              .2500
      299,354.08                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4152831                              .2500
       99,600.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4153696                              .2500
      112,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4154352                              .2500
       40,477.29                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4155660                              .2500
      128,178.11                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4155662                              .2500
      211,864.81                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4155671                              .2500
       74,956.85                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4155673                              .2500
      373,816.04                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4155677                              .2500
      193,600.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4155678                              .2500
      142,020.34                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4155681                              .2500
      116,937.74                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4155689                              .2500
      111,937.21                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4155698                              .2500
       59,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4155700                              .2500
      132,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950
1



      4155705                              .2500
       90,852.88                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4155706                              .2500
      130,416.79                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4155708                              .2500
      114,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4155711                              .2500
       80,900.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4155865                              .2500
      183,388.83                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4155875                              .2500
       84,188.05                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4155884                              .2500
       75,856.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4156102                              .2500
       54,603.16                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      4156191                              .2500
       74,954.56                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4156335                              .2500
      140,400.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4157015                              .2500
       83,700.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4157526                              .2500
       87,948.05                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4157700                              .2500
      120,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4158742                              .2500
       76,399.99                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4159301                              .2500
      131,782.77                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4160025                              .2500
      103,453.99                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4160539                              .2500
      259,613.28                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4160540                              .2500
       36,933.22                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      4160542                              .2500
       61,167.44                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4160549                              .2500
      155,614.95                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4160556                              .2500
      131,531.78                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4160559                              .2500
      128,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4160564                              .2500
       96,345.96                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4160571                              .2500
      215,875.73                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4160576                              .2500
      118,250.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4160577                              .2500
       73,762.73                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4162604                              .2500
      117,833.90                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4162631                              .2500
      225,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4162711                              .2500
      101,250.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4163250                              .2500
      147,900.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4163393                              .2500
       79,544.23                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
             .0000                        9.4200

      4163643                              .2500
      190,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950
1



      4164691                              .2500
      147,250.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4165746                              .2500
       79,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4165749                              .2500
       72,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4165752                              .2500
       45,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4165753                              .2500
      204,088.46                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4165755                              .2500
      125,100.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4165756                              .2500
      195,300.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4165759                              .2500
       25,650.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      4165775                              .2500
      108,450.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4165776                              .2500
      206,250.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4165783                              .2500
      142,800.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4167043                              .2500
      100,674.26                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4167120                              .2500
      106,540.24                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4167860                              .2500
      237,602.18                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4167982                              .2500
      184,896.29                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4168232                              .2500
       17,589.87                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4168911                              .2500
      103,443.47                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4169013                              .2500
      151,912.55                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4169224                              .2500
      111,200.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4169226                              .2500
      200,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4169227                              .2500
       72,050.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4169462                              .2500
      110,882.79                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4170655                              .2500
      124,560.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4171263                              .2500
       84,550.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      4171264                              .2500
       87,900.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4171265                              .2500
      145,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4171273                              .2500
       66,400.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4171277                              .2500
      137,700.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4171278                              .2500
      119,927.30                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4171279                              .2500
       91,500.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4171282                              .2500
      162,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4171285                              .2500
       49,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      4171289                              .2500
      211,150.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4171290                              .2500
       34,800.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4171586                              .2500
       82,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4171792                              .2500
      138,700.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4173185                              .2500
      209,872.78                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4173283                              .2500
      198,900.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4174982                              .2500
      242,877.29                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4176006                              .2500
      111,200.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4176501                              .2500
      103,938.60                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4176505                              .2500
      116,700.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4176521                              .2500
       82,800.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4176526                              .2500
      260,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4176532                              .2500
      179,500.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4176536                              .2500
      157,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4176549                              .2500
      122,869.23                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4176940                              .2500
      252,436.99                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      4178511                              .2500
      238,500.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4179120                              .2500
       71,965.50                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4181653                              .2500
      194,881.87                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4181702                              .2500
       71,965.50                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4181917                              .2500
      113,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4181924                              .2500
       52,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4181926                              .2500
       82,800.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4181928                              .2500
      208,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      4181934                              .2500
       63,600.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4181937                              .2500
      260,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4181940                              .2500
      151,650.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4181942                              .2500
      105,550.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4182434                              .2500
       59,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4184999                              .2500
       97,600.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4185183                              .2500
      128,700.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4187435                              .2500
      148,609.92                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4187845                              .2500
      174,250.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4188704                              .2500
      210,192.59                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4190049                              .2500
       30,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4190050                              .2500
       53,300.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4190619                              .2500
       58,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4190621                              .2500
      112,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4190626                              .2500
       55,250.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4190635                              .2500
       74,450.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      4190646                              .2500
      112,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4190647                              .2500
       39,150.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4190656                              .2500
      100,800.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4190657                              .2500
      166,250.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4190663                              .2500
       87,200.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4190669                              .2500
      102,150.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4190804                              .2500
      224,886.37                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4190976                              .2500
       67,462.16                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4190987                              .2500
      368,793.13                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4191249                              .2500
      250,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4191357                              .2500
      184,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4192138                              .2500
      138,972.05                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4193600                              .2500
      139,917.34                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4194028                              .2500
      131,665.99                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4195042                              .2500
      154,350.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4195049                              .2500
       41,400.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4195059                              .2500
       99,750.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4195061                              .2500
       80,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4195073                              .2500
      199,200.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4195075                              .2500
      156,750.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4195085                              .2500
       50,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4195088                              .2500
       63,200.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4195091                              .2500
       74,250.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4195092                              .2500
      111,950.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4195837                              .2500
      118,736.78                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4198631                              .2500
       76,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4198682                              .2500
      179,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4200006                              .2500
       90,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4200007                              .2500
      193,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4200013                              .2500
       84,600.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4200018                              .2500
      166,500.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4200023                              .2500
      224,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4200026                              .2500
       65,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4200028                              .2500
       73,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4200035                              .2500
       80,150.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4200037                              .2500
      135,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4200038                              .2500
      240,250.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4200382                              .2500
      120,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4201252                              .2500
      157,157.15                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4202472                              .2500
      122,338.18                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      4202779                              .2500
      116,100.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204124                              .2500
      245,614.30                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204125                              .2500
      253,299.48                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204130                              .2500
       80,832.73                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204131                              .2500
      139,099.92                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204148                              .2500
      122,065.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204154                              .2500
      251,413.67                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204159                              .2500
      177,200.60                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4204163                              .2500
      139,415.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204167                              .2500
      171,551.64                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204170                              .2500
      132,209.51                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204173                              .2500
      125,842.83                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204176                              .2500
      171,285.90                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204181                              .2500
      121,738.20                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204184                              .2500
       75,305.52                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204196                              .2500
      143,817.21                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4204200                              .2500
      204,330.18                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204201                              .2500
      151,824.47                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204204                              .2500
       49,843.84                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204206                              .2500
       94,382.11                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204208                              .2500
       74,869.59                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204210                              .2500
      139,286.87                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204213                              .2500
      180,491.31                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204218                              .2500
      161,909.18                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4204225                              .2500
      125,159.36                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204231                              .2500
       33,558.09                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204233                              .2500
      190,690.23                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204236                              .2500
      228,857.66                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204237                              .2500
      139,347.03                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204238                              .2500
      139,347.03                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204241                              .2500
      139,347.03                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204242                              .2500
      139,347.03                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      4204246                              .2500
      239,861.92                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204247                              .2500
      135,675.85                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204252                              .2500
       82,453.75                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204254                              .2500
      239,062.38                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204256                              .2500
       78,256.10                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204257                              .2500
      186,880.76                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204259                              .2500
      267,416.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204263                              .2500
      113,886.12                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4204265                              .2500
      170,896.41                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204276                              .2500
       93,486.20                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204278                              .2500
       79,907.61                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204279                              .2500
      165,652.14                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204283                              .2500
      155,708.01                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204286                              .2500
      125,458.66                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204288                              .2500
      155,907.90                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204289                              .2500
       49,942.25                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4204291                              .2500
      134,840.01                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204292                              .2500
       94,451.01                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4204293                              .2500
      228,614.95                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204294                              .2500
      228,614.95                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204296                              .2500
      228,614.95                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204297                              .2500
      228,614.95                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204298                              .2500
      146,616.86                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204300                              .2500
      268,764.31                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4204303                              .2500
       87,948.05                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204306                              .2500
      199,744.04                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204310                              .2500
      125,925.61                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204312                              .2500
      125,925.61                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204314                              .2500
       99,079.39                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204315                              .2500
      113,368.93                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204320                              .2500
       98,943.05                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204324                              .2500
      206,883.96                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4204335                              .2500
      151,807.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204336                              .2500
      152,909.67                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204337                              .2500
      157,407.01                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204340                              .2500
      206,948.07                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204344                              .2500
       74,956.85                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204346                              .2500
       69,219.97                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204347                              .2500
      165,638.79                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204348                              .2500
       51,735.98                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4204350                              .2500
      130,416.40                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204352                              .2500
      109,929.86                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204354                              .2500
      118,333.63                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204355                              .2500
      239,123.53                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204357                              .2500
      252,192.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204358                              .2500
       88,793.34                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204361                              .2500
      142,272.06                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204363                              .2500
      237,470.22                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      4204364                              .2500
       97,695.52                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4204366                              .2500
      105,240.97                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204371                              .2500
       83,717.26                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204372                              .2500
      227,736.68                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204373                              .2500
      172,983.93                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204374                              .2500
      103,773.67                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204377                              .2500
      118,929.74                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204379                              .2500
       61,162.92                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4204385                              .2500
       94,942.45                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204386                              .2500
       67,156.04                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204389                              .2500
      119,929.15                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204390                              .2500
      155,824.43                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204394                              .2500
      128,919.82                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204395                              .2500
      210,278.95                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204397                              .2500
      175,281.06                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204401                              .2500
      111,932.15                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4204403                              .2500
      199,884.93                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204406                              .2500
      103,440.46                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204409                              .2500
      207,890.77                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204410                              .2500
      166,404.20                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204413                              .2500
       61,132.89                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204414                              .2500
       85,339.80                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204416                              .2500
      144,205.61                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204417                              .2500
       89,890.57                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4204420                              .2500
      122,254.96                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204421                              .2500
      157,404.58                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204422                              .2500
      160,902.47                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204424                              .2500
      132,677.49                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204426                              .2500
      103,982.97                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204427                              .2500
      118,256.05                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204431                              .2500
      103,443.47                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204432                              .2500
      170,893.72                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4204434                              .2500
      237,366.85                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204443                              .2500
      125,865.39                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4204444                              .2500
      189,479.10                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204445                              .2500
      148,057.91                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204446                              .2500
      139,419.74                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204447                              .2500
       55,965.19                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204448                              .2500
       52,967.06                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204449                              .2500
       36,328.54                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      4204450                              .2500
      123,490.45                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204452                              .2500
      147,837.07                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204454                              .2500
      139,917.34                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204456                              .2500
       59,963.65                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204461                              .2500
      108,680.69                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204463                              .2500
      189,881.90                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204464                              .2500
       99,942.47                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204465                              .2500
       54,366.19                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4204467                              .2500
      113,436.37                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204469                              .2500
       75,956.28                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204473                              .2500
      349,787.97                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204474                              .2500
      178,097.48                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204475                              .2500
       97,943.61                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204480                              .2500
      134,924.32                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204484                              .2500
       64,912.63                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204489                              .2500
      215,872.47                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      4204491                              .2500
      147,156.10                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204493                              .2500
      178,638.90                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204495                              .2500
       50,650.08                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204499                              .2500
      139,921.52                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204500                              .2500
      136,671.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204501                              .2500
      136,671.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204503                              .2500
      223,964.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204507                              .2500
      101,934.96                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4204508                              .2500
      101,233.74                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204509                              .2500
       89,942.61                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204511                              .2500
      112,934.99                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204512                              .2500
       69,160.18                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204513                              .2500
      212,727.54                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204517                              .2500
      204,672.70                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204520                              .2500
       99,714.20                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204522                              .2500
      127,792.62                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4204523                              .2500
       47,271.34                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204528                              .2500
      160,974.32                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
             .0000                        6.9200

      4204529                              .2500
      130,420.94                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204531                              .2500
       99,943.94                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204532                              .2500
      163,703.29                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204535                              .2500
      109,533.60                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204538                              .2500
      244,351.88                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204540                              .2500
       61,464.62                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4204548                              .2500
      250,056.06                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204551                              .2500
      198,273.49                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204566                              .2500
      130,878.48                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204568                              .2500
      159,658.09                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204569                              .2500
      159,658.09                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204573                              .2500
      175,893.38                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204576                              .2500
      111,937.21                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204577                              .2500
      174,977.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      4204579                              .2500
      121,426.39                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204580                              .2500
      143,912.76                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204581                              .2500
      201,883.79                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204583                              .2500
      143,912.76                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204584                              .2500
      123,932.27                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4204585                              .2500
      249,852.41                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204587                              .2500
      121,920.19                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204588                              .2500
      179,888.12                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4204590                              .2500
       82,303.84                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204595                              .2500
       80,504.84                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204596                              .2500
      228,850.20                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204599                              .2500
       67,459.10                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204601                              .2500
       95,142.32                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204603                              .2500
      188,232.93                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204604                              .2500
       38,975.14                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204605                              .2500
      197,873.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4204607                              .2500
      119,823.54                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204608                              .2500
       89,939.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204610                              .2500
      144,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204611                              .2500
      185,387.63                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204615                              .2500
      191,886.64                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204620                              .2500
      256,340.57                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204621                              .2500
      179,082.78                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204622                              .2500
       51,171.30                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4204634                              .2500
      102,539.43                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4205793                              .2500
       78,602.35                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4206030                              .2500
      200,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4206035                              .2500
       61,600.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4206045                              .2500
      135,450.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4206049                              .2500
       80,750.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4206052                              .2500
       71,200.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4206053                              .2500
      102,600.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      4206060                              .2500
      274,950.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4206061                              .2500
      135,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4206068                              .2500
      149,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4206074                              .2500
      134,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4206077                              .2500
      208,250.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4207043                              .2500
      179,911.46                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4209471                              .2500
      106,128.74                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4211547                              .2500
       64,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      4211552                              .2500
      155,700.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4211554                              .2500
       73,700.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4211555                              .2500
      227,881.80                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4211572                              .2500
      323,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4211573                              .2500
       92,700.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4211574                              .2500
       94,850.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4211581                              .2500
       36,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4211582                              .2500
       34,650.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700
1



      4212542                              .2500
       55,800.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4212620                              .2500
       49,220.91                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4215055                              .2500
      220,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4215298                              .2500
      264,851.44                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4215516                              .2500
      121,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4217128                              .2500
      160,800.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4217131                              .2500
      131,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4217132                              .2500
      193,700.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4217134                              .2500
      118,750.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4217138                              .2500
      130,500.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4217155                              .2500
       76,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4217158                              .2500
       80,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4217282                              .2500
       95,351.82                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4220925                              .2500
      116,940.91                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4221003                              .2500
      116,940.91                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4222567                              .2500
      144,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      4222583                              .2500
       85,400.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4222584                              .2500
      180,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4222601                              .2500
      120,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4222606                              .2500
       80,500.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4222609                              .2500
      171,200.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4224538                              .2500
      112,668.60                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4224876                              .2500
      248,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4224901                              .2500
      144,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4227371                              .2500
      114,400.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4227372                              .2500
       76,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4227376                              .2500
      190,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4227386                              .2500
      120,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4227389                              .2500
      142,200.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4227399                              .2500
      151,550.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4227402                              .2500
      214,200.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4227403                              .2500
      204,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450
1



      4227406                              .2500
      169,650.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4227409                              .2500
      143,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4228911                              .2500
      195,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4229850                              .2500
      150,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4230457                              .2500
      119,600.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4232058                              .2500
      100,800.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4232064                              .2500
       33,600.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4232074                              .2500
      188,950.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      4232079                              .2500
       52,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4233438                              .2500
      125,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4237098                              .2500
      131,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4237105                              .2500
       44,100.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4237108                              .2500
      151,550.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4237109                              .2500
      151,550.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4237111                              .2500
      176,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4237130                              .2500
      193,800.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4237138                              .2500
       20,350.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4237141                              .2500
      218,250.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4237142                              .2500
      159,950.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4237144                              .2500
      146,800.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
             .0000                        7.1700

      4237151                              .2500
       61,200.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4237906                              .2500
       26,253.08                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4238014                              .2500
      241,526.16                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4238059                              .2500
      142,916.88                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4238236                              .2500
       87,106.63                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4238290                              .2500
       87,889.04                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4239303                              .2500
      364,367.69                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4239342                              .2500
      135,777.54                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
             .0000                        9.1700

      4239819                              .2500
       83,265.84                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4239905                              .2500
       75,871.20                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4240319                              .2500
      116,797.42                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4240328                              .2500
       81,805.41                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4240344                              .2500
      218,197.71                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4240399                              .2500
      105,871.03                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4240815                              .2500
      109,862.78                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4240978                              .2500
       47,545.02                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4241008                              .2500
       48,300.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4241373                              .2500
      252,359.75                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4241860                              .2500
      191,969.19                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4241924                              .2500
      283,172.59                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4243381                              .2500
       54,900.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4243383                              .2500
       92,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4243399                              .2500
      128,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4243411                              .2500
      131,250.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4243414                              .2500
       60,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4243423                              .2500
       32,300.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4243440                              .2500
      136,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4243448                              .2500
       51,750.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4245672                              .2500
      100,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4248979                              .2500
      100,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

  TOTAL NUMBER OF LOANS:      856
  TOTAL BALANCE........:        111,535,438.71


1

  RUN ON     : 02/27/01            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 09.59.13            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RALI 2001-QS2  CON   FIXED SUMMARY REPORT      CUTOFF : 02/01/01
  POOL       : 0004486
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ---------------------------------------------------------------------------
  CURR NOTE RATE                        8.7663            7.2500     10.0000
  RFC NET RATE                          8.5163            7.0000      9.7500
  NET MTG RATE(INVSTR RATE)             8.4363            6.9200      9.6700
  POST STRIP RATE                        .0000             .0000       .0000
  SUB SERV FEE                           .2500             .2500       .2500
  MSTR SERV FEE                          .0800             .0800       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                 8.4363            6.9200      9.6700







  TOTAL NUMBER OF LOANS:   856
  TOTAL BALANCE........:     111,535,438.71


                             ***************************
                             *      END OF REPORT      *
                             ***************************
1

  RUN ON     : 02/27/01           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 09.59.13          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RALI 2001-QS2                                  CUTOFF : 02/01/01
  POOL       : 0004486
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1976698          A33/A33             F           80,000.00         ZZ
                                         360         80,000.00          1
                                       9.125            650.91         64
                                       8.875            650.91      125,000.00
    WHITE CLOUD      MI   49349          5            12/28/00         00
    011094773                            05           03/01/01          0
    011094773                            O            02/01/31
    0


    1991172          992/G02             F          218,700.00         ZZ
                                         360        218,008.38          4
                                       9.125          1,779.42         90
                                       8.875          1,779.42      245,000.00
    YONKERS          NY   10701          1            08/21/00         01
    0432355725                           05           10/01/00         25
    847643                               N            09/01/30
    0


    1995201          664/G02             F          155,200.00         ZZ
                                         360        154,618.77          1
                                       9.000          1,248.78         80
                                       8.750          1,248.78      194,000.00
    CRETE            IL   60417          1            07/14/00         00
    0432190270                           05           09/01/00          0
    0003604808                           O            08/01/30
    0


    1997704          225/225             F          168,750.00         ZZ
                                         360        168,118.68          1
                                       9.875          1,465.34         90
                                       9.625          1,465.34      187,500.00
    TAMPA            FL   33609          1            06/01/00         04
    7192629                              05           07/01/00         25
1


    7192629                              N            06/01/30
    0


    1999091          R19/G02             F          121,500.00         ZZ
                                         360        121,231.56          2
                                       9.000            977.61         90
                                       8.750            977.61      135,000.00
    FAIRHAVEN        MA   02719          1            09/29/00         04
    0432343648                           05           11/01/00         25
    085484079                            N            10/01/30
    0


    3299769          883/G02             F           59,450.00         ZZ
                                         360         59,450.00          1
                                       9.000            478.35         70
                                       8.750            478.35       84,989.00
    OCALA            FL   34471          2            01/03/01         00
    0432568095                           05           03/01/01          0
    50000462                             N            02/01/31
    0


    3606798          623/G02             F          125,000.00         ZZ
                                         360        124,480.96          1
                                       9.375          1,039.69         75
                                       9.125          1,039.69      168,000.00
    DODGE CENTER     MN   55927          5            05/10/00         00
    0432158962                           05           07/01/00          0
    5256603                              O            06/01/30
    0


    3678120          F28/G02             F          139,100.00         ZZ
                                         240        136,044.48          3
                                       8.375          1,196.16         84
                                       8.125          1,196.16      167,000.00
    WORCESTER        MA   01604          2            12/10/99         10
    0432198208                           05           02/01/00          6
    5105228                              O            01/01/20
    0


    3716500          526/526             F          198,400.00         ZZ
                                         360        197,665.98          1
                                       8.500          1,525.52         80
                                       8.250          1,525.52      248,000.00
    HOUSTON          TX   77096          1            07/14/00         00
    0412631                              07           09/01/00          0
    0412631                              O            08/01/30
    0


1


    3764996          A33/G02             F           96,500.00         ZZ
                                         360         96,281.18          1
                                       8.875            767.80         54
                                       8.625            767.80      181,000.00
    WHITE LAKE       MI   48388          5            09/12/00         00
    0432553931                           05           11/01/00          0
    8940924814                           O            10/01/30
    0


    3767411          R19/G02             F          229,500.00         ZZ
                                         360        229,500.00          4
                                       9.625          1,950.72         90
                                       9.375          1,950.72      255,000.00
    HAMPTON          NH   03862          1            01/03/01         04
    0432530509                           02           03/01/01         25
    3801807533                           N            02/01/31
    0


    3774224          A33/G02             F           35,100.00         ZZ
                                         360         35,033.66          1
                                       9.750            301.57         90
                                       9.500            301.57       39,000.00
    DETROIT          MI   48206          1            09/13/00         11
    0432545416                           05           11/01/00         25
    8370926313                           O            10/01/30
    0


    3778258          637/G02             F           80,750.00         ZZ
                                         360         80,704.72          2
                                       8.875            642.49         95
                                       8.625            642.49       85,000.00
    ALEXANDRIA       LA   71301          1            12/15/00         01
    0432525004                           05           02/01/01         30
    0017688847                           O            01/01/31
    0


    3798579          936/G02             F          145,000.00         ZZ
                                         360        144,597.97          1
                                       9.000          1,166.71         80
                                       8.750          1,166.71      182,000.00
    FORT WORTH       TX   76109          5            08/23/00         00
    0432359370                           05           10/01/00          0
    177162345661                         O            09/01/30
    0


    3802266          168/168             F          195,150.00         ZZ
                                         360        194,662.38          1
                                       9.500          1,640.93         75
                                       9.250          1,640.93      260,250.00
1


    CHARLOTTE        NC   28214          1            08/30/00         00
    0869310623                           05           10/01/00          0
    0869310623                           O            09/01/30
    0


    3814312          196/G02             F           75,000.00         ZZ
                                         360         74,825.48          1
                                       8.750            590.03         66
                                       8.500            590.03      115,000.00
    STREETSBORO      OH   44241          1            09/06/00         00
    0432283265                           05           11/01/00          0
    1381425                              O            10/01/30
    0


    3823154          E22/G02             F           74,100.00         ZZ
                                         360         73,967.23          2
                                      10.000            650.28         95
                                       9.750            650.28       78,000.00
    ELKHART          IN   46516          1            09/25/00         01
    0412114571                           05           11/01/00         30
    0412114571                           O            10/01/30
    0


    3823797          313/G02             F          129,350.00         ZZ
                                         360        129,277.48          3
                                       8.875          1,029.17         74
                                       8.625          1,029.17      175,000.00
    MILWAUKEE        WI   53202          2            12/20/00         00
    0432530137                           05           02/01/01          0
    0007041684                           N            01/01/31
    0


    3831365          E22/G02             F          380,000.00         ZZ
                                         360        379,202.84          4
                                       9.250          3,126.17         95
                                       9.000          3,126.17      400,000.00
    LONG BEACH       CA   90802          1            09/18/00         01
    0412121824                           05           11/01/00         30
    0412121824                           O            10/01/30
    0


    3835758          664/G02             F           96,000.00         ZZ
                                         360         95,891.96          1
                                       8.875            763.82         80
                                       8.625            763.82      120,000.00
    LANSDALE         PA   19446          1            11/17/00         00
    0432566958                           05           01/01/01          0
    0003394277                           N            12/01/30
    0
1




    3859415          633/G02             F          148,200.00         ZZ
                                         360        147,827.65          1
                                       8.375          1,126.43         95
                                       8.125          1,126.43      156,000.00
    SAN DIEGO        CA   92116          1            09/21/00         10
    0432437945                           01           11/01/00         30
    699592                               O            10/01/30
    0


    3863267          664/G02             F          217,800.00         ZZ
                                         360        217,467.42          4
                                       9.375          1,811.56         90
                                       9.125          1,811.56      242,000.00
    EAST BOSTON      MA   02128          1            10/30/00         11
    0432423044                           05           12/01/00         25
    0003393774                           N            11/01/30
    0


    3868812          180/G02             F           91,000.00         T
                                         360         90,857.39          1
                                       9.250            748.63         75
                                       9.000            748.63      121,500.00
    MOUNT CRESTED B  CO   81225          1            10/13/00         00
    0432375095                           01           12/01/00          0
    0022740245                           O            11/01/30
    0


    3875552          F64/G02             F          140,000.00         ZZ
                                         360        139,756.59          1
                                       8.750          1,101.38         74
                                       8.500          1,101.38      190,000.00
    BRECKENRIDGE     CO   80424          5            10/19/00         00
    0432502367                           03           12/01/00          0
    9000000100                           O            11/01/30
    0


    3883450          B28/G02             F          143,910.00         ZZ
                                         360        143,672.39          1
                                       9.000          1,157.94         90
                                       8.750          1,157.94      159,900.00
    DENVER           CO   80239          1            10/16/00         11
    0432380228                           05           12/01/00         25
    0008280025                           O            11/01/30
    0


    3883614          593/G02             F          119,900.00         ZZ
                                         360        119,613.77          1
1


                                       8.625            932.57         80
                                       8.375            932.57      149,900.00
    RENO             NV   89502          1            09/01/00         00
    0432333110                           05           11/01/00          0
    0050134287                           O            10/01/30
    0


    3893803          T73/G02             F           22,500.00         ZZ
                                         360         22,467.63          1
                                       9.750            193.31         90
                                       9.500            193.31       25,000.00
    BALTIMORE        MD   21224          1            11/21/00         26
    0432570877                           07           12/21/00         25
    592883                               N            11/21/30
    0


    3901082          J95/J95             F           55,575.00         ZZ
                                         360         55,455.33          1
                                       9.125            452.18         95
                                       8.875            452.18       58,500.00
    AUSTIN           TX   78705          1            09/12/00         12
    0022916431                           01           11/01/00         30
    0022916431                           O            10/01/30
    0


    3904381          168/168             F           99,900.00         ZZ
                                         360         99,297.77          1
                                       8.875            794.85         90
                                       8.625            794.85      111,000.00
    MYRTLE BEACH     SC   29577          2            09/22/00         10
    0169608719                           05           11/01/00         25
    0169608719                           O            10/01/30
    0


    3907959          E22/G02             F           55,800.00         ZZ
                                         360         55,723.32          1
                                       9.875            484.54         90
                                       9.625            484.54       62,000.00
    LAKE             MI   48632          1            10/18/00         01
    0412121501                           05           12/01/00         25
    0412121501                           N            11/01/30
    0


    3913924          A35/G02             F           85,600.00         ZZ
                                         360         85,451.17          1
                                       8.750            673.42         80
                                       8.500            673.42      107,000.00
    LAS VEGAS        NV   89147          1            10/24/00         00
    0432552065                           09           12/01/00          0
1


    00363                                N            11/01/30
    0


    3919623          637/G02             F          126,240.00         ZZ
                                         360        126,105.13          4
                                       9.125          1,027.13         80
                                       8.875          1,027.13      157,800.00
    SACRAMENTO       CA   95821          1            11/09/00         00
    0432568277                           07           01/01/01          0
    0021351838                           N            12/01/30
    0


    3920647          168/168             F          120,000.00         ZZ
                                         360        119,806.96          1
                                       9.125            976.36         57
                                       8.875            976.36      214,000.00
    RED HOOK         NY   12504          5            10/13/00         00
    0189647736                           05           12/01/00          0
    0189647736                           O            11/01/30
    0


    3921698          936/G02             F          263,000.00         ZZ
                                         360        262,388.06          1
                                       8.750          2,069.03         79
                                       8.500          2,069.03      335,000.00
    CORONA           CA   92879          2            09/25/00         00
    0432409068                           05           11/01/00          0
    182669325669                         O            10/01/30
    0


    3928674          168/168             F          106,400.00         ZZ
                                         360        106,280.26          1
                                       8.875            846.57         80
                                       8.625            846.57      133,000.00
    GATES            NY   14606          5            10/12/00         00
    0189638842                           05           12/01/00          0
    0189638842                           O            11/01/30
    0


    3933555          U05/G02             F          101,250.00         ZZ
                                         360        100,131.48          1
                                       9.000            814.68         75
                                       8.750            814.68      135,000.00
    HOUSTON          TX   77057          5            11/20/00         00
    0432486298                           01           01/01/01          0
    3080832                              O            12/01/30
    0


1


    3936889          685/G02             F          140,000.00         ZZ
                                         360        139,791.77          1
                                       9.500          1,177.20         85
                                       9.250          1,177.20      165,000.00
    SEDALIA          MO   65301          5            10/09/00         29
    0432512606                           05           12/01/00         17
    208595                               O            11/01/30
    0


    3938920          637/G02             F          252,000.00         ZZ
                                         360        251,573.02          1
                                       8.875          2,005.03         90
                                       8.625          2,005.03      280,000.00
    ALTO             NM   88312          1            10/10/00         11
    0432553006                           05           12/01/00         25
    00218290601                          O            11/01/30
    0


    3939137          T90/G02             F           64,800.00         ZZ
                                         360         64,708.57          2
                                       9.750            556.73         90
                                       9.500            556.73       72,000.00
    NEW ORLEANS      LA   70119          1            11/01/00         12
    0432447621                           05           12/01/00         25
    27120                                N            11/01/30
    0


    3947011          664/G02             F          172,000.00         ZZ
                                         360        171,781.36          2
                                       9.000          1,383.96         64
                                       8.750          1,383.96      270,000.00
    CHICAGO          IL   60629          5            11/17/00         00
    0432518520                           05           01/01/01          0
    0003708849                           O            12/01/30
    0


    3948646          168/168             F           77,600.00         ZZ
                                         360         77,478.37          2
                                       9.250            638.40         80
                                       9.000            638.40       98,000.00
    OGDEN            NY   14624          1            10/12/00         00
    0869308963                           05           12/01/00          0
    0869308963                           O            11/01/30
    0


    3956338          E22/G02             F           93,750.00         ZZ
                                         360         93,614.16          1
                                       9.625            796.87         75
                                       9.375            796.87      125,000.00
1


    BAYFIELD         CO   81122          2            11/02/00         00
    0412195901                           05           12/01/00          0
    0412195901                           N            11/01/30
    0


    3956339          E22/G02             F           75,000.00         ZZ
                                         360         74,891.34          1
                                       9.625            637.49         75
                                       9.375            637.49      100,000.00
    BAYFIELD         CO   81122          2            11/02/00         00
    0412195968                           05           12/01/00          0
    0412195968                           N            11/01/30
    0


    3956340          E22/G02             F           86,250.00         ZZ
                                         360         86,128.29          1
                                       9.750            741.02         75
                                       9.500            741.02      115,000.00
    BAYFIELD         CO   81122          5            11/02/00         00
    0412195992                           05           12/01/00          0
    0412195992                           N            11/01/30
    0


    3956342          E22/G02             F          131,250.00         ZZ
                                         360        131,059.85          1
                                       9.625          1,115.61         75
                                       9.375          1,115.61      175,000.00
    BAYFIELD         CO   81122          2            11/02/00         00
    0412196057                           05           12/01/00          0
    0412196057                           N            11/01/30
    0


    3961033          253/253             F          265,500.00         ZZ
                                         360        265,334.97          1
                                       8.375          2,018.00         90
                                       8.125          2,018.00      295,000.00
    LITTLETON        CO   80124          1            12/01/00         10
    958978                               03           02/01/01         25
    958978                               O            01/01/31
    0


    3962120          737/G02             F           78,400.00         ZZ
                                         360         78,352.50          1
                                       8.500            602.83         80
                                       8.250            602.83       98,000.00
    CLINTON TOWNSHI  MI   48038          5            11/27/00         00
    0432515005                           01           02/01/01          0
    2010901                              O            01/01/31
    0
1




    3967548          562/G02             F          195,884.01         ZZ
                                         356        195,600.47          3
                                       9.875          1,705.70         88
                                       9.625          1,705.70      225,000.00
    BRONX            NY   10461          1            12/01/00         12
    0432436442                           05           12/01/00         25
    632016                               N            07/01/30
    0


    3967916          B57/G02             F          308,750.00         ZZ
                                         360        308,567.71          3
                                       8.625          2,401.43         95
                                       8.375          2,401.43      325,000.00
    LOS ANGELES      CA   90045          1            12/15/00         11
    0432543254                           05           02/01/01         30
    2015731                              O            01/01/31
    0


    3970901          642/G02             F           59,500.00         ZZ
                                         360         59,500.00          1
                                       9.375            494.89         80
                                       9.125            494.89       75,000.00
    HUEYTOWN         AL   35023          2            01/19/01         00
    0432564938                           05           03/01/01          0
    11118700                             N            02/01/31
    0


    3971445          637/G02             F          152,500.00         ZZ
                                         360        152,314.56          1
                                       8.500          1,172.60         75
                                       8.250          1,172.60      206,000.00
    PORTLAND         OR   97217          5            11/20/00         00
    0432482214                           05           01/01/01          0
    0021435342                           O            12/01/30
    0


    3972048          P34/G02             F           71,500.00         ZZ
                                         360         71,429.38          1
                                       9.500            601.21         65
                                       9.250            601.21      110,000.00
    OROVILLE         CA   95965          5            11/22/00         00
    0432456705                           05           01/01/01          0
    14174                                O            12/01/30
    0


    3978866          U05/G02             F          100,000.00         ZZ
                                         360         99,940.96          1
1


                                       8.625            777.79         40
                                       8.375            777.79      250,000.00
    BURNET           TX   78611          5            12/08/00         00
    0432527208                           05           02/01/01          0
    3083946                              O            01/01/31
    0


    3980009          B57/G02             F          108,000.00         ZZ
                                         360        107,939.45          4
                                       8.875            859.30         90
                                       8.625            859.30      120,000.00
    APPLE VALLEY     CA   92307          1            12/05/00         11
    0432499648                           05           02/01/01         25
    2015347                              N            01/01/31
    0


    3981536          992/G02             F           40,500.00         ZZ
                                         360         40,368.15          1
                                       9.125            329.53         90
                                       8.875            329.53       45,000.00
    MIDDLETOWN       NY   10940          1            07/26/00         14
    0432508505                           05           09/01/00         30
    845439                               N            08/01/30
    0


    3981567          964/G02             F          181,600.00         ZZ
                                         360        181,253.70          1
                                       8.750          1,428.65         79
                                       8.500          1,428.65      230,000.00
    PHOENIX          AZ   85254          5            10/23/00         00
    0432563575                           05           12/01/00          0
    77103                                O            11/01/30
    0


    3982222          962/G02             F           56,000.00         ZZ
                                         360         55,969.41          2
                                       9.000            450.59         80
                                       8.750            450.59       70,000.00
    FARGO            ND   58102          5            12/29/00         00
    0432525376                           05           02/01/01          0
    3982222                              N            01/01/31
    0


    3982466          163/G02             F           72,000.00         ZZ
                                         360         71,918.98          1
                                       8.875            572.86         80
                                       8.625            572.86       90,000.00
    MYRTLE BEACH     SC   29579          5            11/28/00         00
    0432553154                           05           01/01/01          0
1


    917666431                            O            12/01/30
    0


    3983436          637/G02             F          126,000.00         ZZ
                                         360        125,791.95          1
                                       9.000          1,013.83         80
                                       8.750          1,013.83      157,500.00
    ZACHARY          LA   70791          1            10/23/00         00
    0432540243                           05           12/01/00          0
    0017690751                           O            11/01/30
    0


    3984002          U05/G02             F          106,400.00         ZZ
                                         360        106,343.37          4
                                       9.125            865.71         80
                                       8.875            865.71      133,000.00
    HOLLYWOOD        FL   33023          1            12/12/00         00
    0432501526                           05           02/01/01          0
    3083408                              N            01/01/31
    0


    3985866          637/G02             F          104,900.00         T
                                         360        104,839.65          1
                                       8.750            825.25         60
                                       8.500            825.25      176,000.00
    YAKIMA           WA   98901          5            12/13/00         00
    0432548360                           05           02/01/01          0
    0021097308                           O            01/01/31
    0


    3987120          883/G02             F          115,000.00         ZZ
                                         360        114,870.56          1
                                       8.875            915.00         78
                                       8.625            915.00      148,000.00
    AUBURN           GA   30011          2            11/28/00         00
    0432474807                           05           01/01/01          0
    00003386                             O            12/01/30
    0


    3987785          168/168             F          225,000.00         ZZ
                                         360        224,618.78          1
                                       8.875          1,790.20         77
                                       8.625          1,790.20      294,350.00
    HAMBURG TOWNSHI  MI   48116          1            11/01/00         00
    0989949788                           01           12/01/00          0
    0989949788                           O            11/01/30
    0


1


    3989625          637/G02             F           76,500.00         ZZ
                                         360         76,426.39          3
                                       9.625            650.25         79
                                       9.375            650.25       98,000.00
    NEW BEDFORD      MA   02740          1            11/20/00         14
    0432445955                           05           01/01/01         25
    0021759139                           N            12/01/30
    0


    3989875          737/G02             F          101,000.00         ZZ
                                         360        100,902.84          1
                                       9.625            858.49         90
                                       9.375            858.49      113,000.00
    MADISON HEIGHTS  MI   48071          5            11/15/00         12
    0432477966                           05           01/01/01         25
    70001422                             O            12/01/30
    0


    3991229          737/G02             F           58,500.00         ZZ
                                         360         58,428.87          1
                                       8.500            449.81         75
                                       8.250            449.81       78,000.00
    LAKE HAVASU CIT  AZ   86403          1            11/27/00         00
    0432534113                           01           01/01/01          0
    964785                               O            12/01/30
    0


    4002459          664/G02             F          146,250.00         ZZ
                                         360        146,109.31          3
                                       9.625          1,243.11         90
                                       9.375          1,243.11      162,500.00
    ELGIN            IL   60123          1            11/22/00         11
    0432496727                           02           01/01/01         25
    0003716727                           N            12/01/30
    0


    4002925          Q73/G02             F          126,200.00         ZZ
                                         360        126,119.53          1
                                       8.250            948.10         80
                                       8.000            948.10      158,000.00
    HERNANDO         MS   38632          5            12/08/00         00
    0432502326                           05           02/01/01          0
    2768492                              O            01/01/31
    0


    4004061          637/G02             F          137,500.00         ZZ
                                         360        137,341.19          1
                                       8.750          1,081.72         50
                                       8.500          1,081.72      275,000.00
1


    BROOKLYN         NY   11201          5            11/21/00         00
    0432555464                           01           01/01/01          0
    0013335427                           N            12/01/30
    0


    4004993          637/G02             F           46,900.00         ZZ
                                         360         46,857.20          1
                                       9.875            407.26         73
                                       9.625            407.26       64,500.00
    MOLINE           IL   61265          1            11/22/00         00
    0432536985                           05           01/01/01          0
    0018750018                           N            12/01/30
    0


    4005201          U96/G02             F          133,000.00         ZZ
                                         360        132,921.48          1
                                       8.625          1,034.46         95
                                       8.375          1,034.46      141,000.00
    AIEA             HI   96701          2            12/14/00         10
    0432566073                           06           02/01/01         30
    01100012                             O            01/01/31
    0


    4011129          F96/G02             F           80,750.00         ZZ
                                         360         80,661.46          1
                                       9.000            649.73         95
                                       8.750            649.73       85,000.00
    HACKENSACK       NJ   07601          1            11/30/00         12
    0432472181                           04           01/01/01         30
    00000                                O            12/01/30
    0


    4011181          163/G02             F           96,000.00         ZZ
                                         360         95,880.24          1
                                       8.375            729.67         80
                                       8.125            729.67      120,000.00
    CLATSKANIE       OR   97016          1            11/27/00         00
    0432511806                           05           01/01/01          0
    817721517                            O            12/01/30
    0


    4012739          E22/G02             F           80,910.00         ZZ
                                         360         80,742.34          1
                                       8.875            643.76         90
                                       8.625            643.76       89,900.00
    ARLINGTON        TX   76018          1            11/17/00         01
    0412225740                           05           01/01/01         30
    0412225740                           O            12/01/30
    0
1




    4013539          A50/G02             F           81,000.00         ZZ
                                         360         80,949.65          1
                                       8.375            615.66         90
                                       8.125            615.66       90,000.00
    MADISON          AL   35758          1            12/15/00         14
    0432526408                           05           02/01/01         25
    213190                               O            01/01/31
    0


    4013894          637/G02             F          151,250.00         ZZ
                                         360        151,070.76          1
                                       8.625          1,176.41         90
                                       8.375          1,176.41      168,089.00
    LAS VEGAS        NV   89110          1            11/21/00         11
    0432555779                           05           01/01/01         25
    0012944773                           O            12/01/30
    0


    4015114          163/G02             F          264,000.00         ZZ
                                         360        263,848.11          1
                                       8.750          2,076.89         80
                                       8.500          2,076.89      330,000.00
    DALY CITY        CA   94014          5            11/29/00         00
    0432526663                           05           02/01/01          0
    617731334                            O            01/01/31
    0


    4016240          637/G02             F          137,600.00         ZZ
                                         360        137,518.76          1
                                       8.625          1,070.24         80
                                       8.375          1,070.24      172,000.00
    FARMINGVILLE     NY   11738          1            12/28/00         00
    0432548527                           05           02/01/01          0
    0013333653                           O            01/01/31
    0


    4019568          936/G02             F           70,000.00         ZZ
                                         360         69,881.38          1
                                       8.875            556.96         64
                                       8.625            556.96      110,000.00
    PATERSON         NJ   07501          5            10/25/00         00
    0432458180                           05           12/01/00          0
    183838445557                         O            11/01/30
    0


    4019649          J86/G02             F           76,000.00         ZZ
                                         360         75,856.65          1
1


                                       8.875            604.69         80
                                       8.625            604.69       95,500.00
    EAST BRUNSWICK   NJ   08816          1            12/14/00         00
    0432511293                           01           02/01/01          0
    STEPPS                               O            01/01/31
    0


    4020170          A50/G02             F          216,750.00         ZZ
                                         360        216,486.45          1
                                       8.500          1,666.62         85
                                       8.250          1,666.62      255,000.00
    HOOVER           AL   35226          1            12/01/00         01
    0432505121                           05           01/01/01         12
    132508                               O            12/01/30
    0


    4020314          A50/G02             F          117,800.00         ZZ
                                         360        117,656.75          1
                                       8.500            905.79         76
                                       8.250            905.79      155,000.00
    CHILDERSBURG     AL   35044          5            11/27/00         00
    0432508034                           05           01/01/01          0
    132509                               O            12/01/30
    0


    4020465          664/G02             F           64,000.00         T
                                         360         63,863.88          1
                                       8.500            492.10         80
                                       8.250            492.10       80,000.00
    GREENSBORO       NC   27406          5            11/28/00         00
    0432503498                           05           01/01/01          0
    0003715596                           O            12/01/30
    0


    4021801          168/168             F           76,400.00         ZZ
                                         360         76,322.53          3
                                       9.375            635.46         90
                                       9.125            635.46       84,900.00
    ROCHESTER        NY   14620          1            11/09/00         14
    0189637099                           05           01/01/01         25
    0189637099                           N            12/01/30
    0


    4023482          S18/G02             F          125,100.00         ZZ
                                         360        125,100.00          4
                                       9.375          1,040.52         90
                                       9.125          1,040.52      139,000.00
    MIAMI            FL   33130          1            01/08/01         12
    0432570828                           05           03/01/01         25
1


    40050                                N            02/01/31
    0


    4024408          526/526             F          216,000.00         ZZ
                                         360        215,484.38          1
                                       8.625          1,680.03         80
                                       8.375          1,680.03      270,000.00
    GILBERT          AZ   85234          1            09/18/00         00
    0372919                              03           11/01/00          0
    0372919                              O            10/01/30
    0


    4024427          526/526             F          174,500.00         ZZ
                                         360        174,094.01          1
                                       8.750          1,372.79         94
                                       8.500          1,372.79      186,000.00
    THE DALLES       OR   97058          2            09/07/00         12
    0414859                              05           11/01/00         30
    0414859                              O            10/01/30
    0


    4024437          526/526             F          162,100.00         ZZ
                                         360        161,810.81          1
                                       8.625          1,260.80         63
                                       8.375          1,260.80      259,000.00
    PORTLAND         OR   97236          1            10/13/00         00
    0417520                              05           12/01/00          0
    0417520                              O            11/01/30
    0


    4024606          526/526             F          211,500.00         ZZ
                                         360        211,150.80          1
                                       9.000          1,701.78         90
                                       8.750          1,701.78      235,000.00
    BRONX            NY   10453          1            10/17/00         12
    0423355                              05           12/01/00         25
    0423355                              O            11/01/30
    0


    4024616          526/526             F          162,450.00         ZZ
                                         360        162,072.05          4
                                       8.750          1,277.99         90
                                       8.500          1,277.99      180,500.00
    MESA             AZ   85201          1            09/28/00         12
    0423494                              05           11/01/00         25
    0423494                              N            10/01/30
    0


1


    4024657          526/526             F          174,150.00         ZZ
                                         360        173,712.46          1
                                       8.375          1,323.67         90
                                       8.125          1,323.67      193,500.00
    AVON             CO   81620          1            09/28/00         12
    0423956                              01           11/01/00         25
    0423956                              O            10/01/30
    0


    4024693          526/526             F          176,000.00         ZZ
                                         360        175,590.52          4
                                       8.750          1,384.59         80
                                       8.500          1,384.59      220,000.00
    CHICO            CA   95928          1            09/28/00         00
    0424323                              05           11/01/00          0
    0424323                              N            10/01/30
    0


    4024694          526/526             F          178,200.00         ZZ
                                         360        177,873.86          4
                                       8.500          1,370.20         90
                                       8.250          1,370.20      198,000.00
    EAGLE POINT      OR   97524          1            10/04/00         12
    0424324                              05           12/01/00         25
    0424324                              N            11/01/30
    0


    4024747          526/526             F          140,400.00         ZZ
                                         360        140,155.89          2
                                       8.750          1,104.53         90
                                       8.500          1,104.53      156,000.00
    FRANKLIN         IN   46131          1            10/17/00         12
    0424957                              05           12/01/00         25
    0424957                              N            11/01/30
    0


    4024753          526/526             F          110,700.00         ZZ
                                         360        110,455.39          1
                                       9.000            890.72         90
                                       8.750            890.72      123,000.00
    MESA             AZ   85201          1            09/28/00         01
    0425010                              05           11/01/00         25
    0425010                              N            10/01/30
    0


    4024779          526/526             F          149,400.00         ZZ
                                         360        149,165.84          1
                                       9.250          1,229.08         90
                                       9.000          1,229.08      166,000.00
1


    PHOENIX          AZ   85018          1            10/20/00         12
    0425340                              05           12/01/00         25
    0425340                              N            11/01/30
    0


    4024803          526/526             F          148,000.00         ZZ
                                         360        147,658.97          2
                                       8.250          1,111.87         80
                                       8.000          1,111.87      185,000.00
    FORT LAUDERDALE  FL   33304          1            10/27/00         00
    0425664                              05           12/01/00          0
    0425664                              O            11/01/30
    0


    4024811          526/526             F          306,000.00         ZZ
                                         360        305,454.11          4
                                       8.625          2,380.04         90
                                       8.375          2,380.04      340,000.00
    ANAHEIM          CA   92804          1            10/09/00         12
    0425800                              05           12/01/00         25
    0425800                              N            11/01/30
    0


    4024856          526/526             F          148,400.00         ZZ
                                         360        148,148.56          1
                                       8.875          1,180.74         90
                                       8.625          1,180.74      164,900.00
    GILBERT          AZ   85296          1            10/11/00         12
    0426351                              03           12/01/00         25
    0426351                              O            11/01/30
    0


    4024859          526/526             F          127,400.00         ZZ
                                         360        127,112.68          2
                                       8.750          1,002.26         65
                                       8.500          1,002.26      196,000.00
    LOMITA           CA   90717          1            10/20/00         00
    0426393                              05           12/01/00          0
    0426393                              N            11/01/30
    0


    4024860          526/526             F          127,400.00         ZZ
                                         360        127,098.61          1
                                       8.625            990.90         65
                                       8.375            990.90      196,000.00
    LOMITA           CA   90717          1            10/18/00         00
    0426405                              05           12/01/00          0
    0426405                              N            11/01/30
    0
1




    4024863          526/526             F          161,228.00         T
                                         360        160,975.32          1
                                       9.250          1,326.38         75
                                       9.000          1,326.38      215,000.00
    LINCOLN CITY     OR   97367          1            10/24/00         00
    0426458                              01           12/01/00          0
    0426458                              O            11/01/30
    0


    4024868          526/526             F          128,000.00         ZZ
                                         360        127,742.33          3
                                       8.875          1,018.43         80
                                       8.625          1,018.43      160,000.00
    PHOENIX          AZ   85015          1            10/19/00         00
    0426540                              05           12/01/00          0
    0426540                              N            11/01/30
    0


    4024886          526/526             F          207,000.00         ZZ
                                         360        206,209.77          4
                                       9.250          1,702.94         90
                                       9.000          1,702.94      230,000.00
    TEMPE            AZ   85281          1            10/18/00         12
    0426849                              05           12/01/00         25
    0426849                              N            11/01/30
    0


    4024898          526/526             F          175,500.00         ZZ
                                         360        175,224.92          4
                                       9.250          1,443.80         90
                                       9.000          1,443.80      195,000.00
    SAN DIEGO        CA   92105          1            10/17/00         12
    0427056                              05           12/01/00         25
    0427056                              N            11/01/30
    0


    4024931          526/526             F          119,700.00         ZZ
                                         360        119,491.88          1
                                       8.750            941.68         90
                                       8.500            941.68      133,000.00
    MESA             AZ   85202          1            10/27/00         01
    0427925                              05           12/01/00         25
    0427925                              N            11/01/30
    0


    4024932          526/526             F          118,350.00         ZZ
                                         360        118,144.23          1
1


                                       8.750            931.06         90
                                       8.500            931.06      131,500.00
    TEMPE            AZ   85282          1            10/27/00         01
    0427926                              05           12/01/00         25
    0427926                              N            11/01/30
    0


    4025247          664/G02             F          150,000.00         ZZ
                                         360        149,825.17          1
                                       9.500          1,261.29         73
                                       9.250          1,261.29      206,000.00
    MARLBOROUGH      MA   01752          2            11/29/00         00
    0432542322                           05           01/01/01          0
    0003654159                           O            12/01/30
    0


    4025355          R17/G02             F           30,100.00         ZZ
                                         360         30,066.12          1
                                       8.875            239.49         37
                                       8.625            239.49       83,500.00
    ST PETERSBURG    FL   33713          1            11/07/00         00
    0432432300                           05           01/01/01          0
    1000012406                           O            12/01/30
    0


    4028062          637/G02             F           90,000.00         ZZ
                                         360         89,955.73          2
                                       9.500            756.77         46
                                       9.250            756.77      198,000.00
    SPRINGFIELD GAR  NY   11413          5            12/07/00         00
    0432543627                           05           02/01/01          0
    0013334768                           O            01/01/31
    0


    4028421          H19/G02             F           99,200.00         ZZ
                                         360         99,141.43          1
                                       8.625            771.57         80
                                       8.375            771.57      124,000.00
    GREEN BAY        WI   54302          1            12/15/00         00
    0432511731                           05           02/01/01          0
    0010040061                           O            01/01/31
    0


    4029600          683/G02             F           56,700.00         ZZ
                                         360         56,666.52          1
                                       8.625            441.01         90
                                       8.375            441.01       63,000.00
    HUDSON           NH   03051          1            12/07/00         04
    0432557973                           01           02/01/01         25
1


    018825                               N            01/01/31
    0


    4029924          B57/G02             F           64,000.00         ZZ
                                         360         63,960.22          4
                                       8.375            486.45         77
                                       8.125            486.45       84,000.00
    BAKERSFIELD      CA   93304          1            12/05/00         00
    0432532026                           05           02/01/01          0
    2015500                              O            01/01/31
    0


    4031569          U05/G02             F           64,000.00         ZZ
                                         360         63,964.12          1
                                       8.875            509.21         80
                                       8.625            509.21       80,000.00
    KNOXVILLE        TN   37920          2            11/30/00         00
    0432496156                           05           02/01/01          0
    3086550                              O            01/01/31
    0


    4034231          E22/G02             F          236,000.00         ZZ
                                         360        235,713.04          1
                                       8.500          1,814.64         80
                                       8.250          1,814.64      295,000.00
    HORSESHOE BAY    TX   78657          1            11/27/00         00
    0412254401                           03           01/01/01          0
    0412254401                           O            12/01/30
    0


    4034637          E86/G02             F          225,000.00         ZZ
                                         360        224,480.42          4
                                       9.875          1,953.78         90
                                       9.625          1,953.78      250,000.00
    BRONX            NY   10455          1            08/25/00         12
    0432549491                           05           10/01/00         30
    131468810                            N            09/01/30
    0


    4036212          S27/G02             F           40,500.00         ZZ
                                         360         40,479.55          3
                                       9.375            336.86         90
                                       9.125            336.86       45,000.00
    SAINT PETERSBUR  FL   33701          1            12/22/00         10
    0432517019                           05           02/01/01         25
    1010005979                           N            01/01/31
    0


1


    4036992          664/G02             F           71,900.00         ZZ
                                         360         71,819.08          2
                                       8.875            572.07         90
                                       8.625            572.07       79,900.00
    HAMDEN           CT   06514          1            12/01/00         11
    0432543346                           05           01/01/01         25
    0003650793                           N            12/01/30
    0


    4037613          P06/G02             F          196,000.00         ZZ
                                         360        195,767.73          1
                                       8.625          1,524.47         80
                                       8.375          1,524.47      245,000.00
    SANTEE           CA   92071          1            11/30/00         00
    0432474898                           05           01/01/01          0
    4300764                              O            12/01/30
    0


    4038091          168/168             F          100,000.00         ZZ
                                         360         99,243.03          1
                                       9.375            831.75         33
                                       9.125            831.75      310,000.00
    LAKEVILLE        MA   02347          5            09/20/00         00
    247804SI                             05           11/01/00          0
    247804SI                             O            10/01/30
    0


    4038841          G52/G02             F           65,000.00         ZZ
                                         360         64,920.98          1
                                       8.500            499.79         76
                                       8.250            499.79       86,000.00
    TUCSON           AZ   85730          5            11/17/00         00
    0432475861                           05           01/01/01          0
    99006282                             O            12/01/30
    0


    4039205          637/G02             F          206,800.00         ZZ
                                         360        206,674.71          1
                                       8.500          1,590.12         90
                                       8.250          1,590.12      229,800.00
    SANTA CLARITA    CA   91350          1            12/01/00         11
    0432546083                           03           02/01/01         25
    0019320050                           O            01/01/31
    0


    4039639          E22/G02             F           95,450.00         T
                                         360         95,355.72          1
                                       9.500            802.60         75
                                       9.250            802.60      127,300.00
1


    MABANK           TX   75147          5            11/28/00         00
    0412152498                           03           01/01/01          0
    0412152498                           O            12/01/30
    0


    4039653          E22/G02             F          163,200.00         ZZ
                                         360        163,016.34          1
                                       8.875          1,298.49         80
                                       8.625          1,298.49      204,000.00
    ENGLEWOOD        CO   80110          5            11/28/00         00
    0412203598                           05           01/01/01          0
    0412203598                           N            12/01/30
    0


    4039665          E22/G02             F          140,000.00         ZZ
                                         360        139,829.78          1
                                       8.500          1,076.48         80
                                       8.250          1,076.48      175,000.00
    ALVIN            TX   77511          5            11/22/00         00
    0412227159                           05           01/01/01          0
    0412227159                           O            12/01/30
    0


    4039685          E22/G02             F           72,000.00         ZZ
                                         360         71,932.55          1
                                       9.750            618.59         90
                                       9.500            618.59       80,000.00
    BAY CITY         MI   48706          5            11/22/00         04
    0412243024                           05           01/01/01         25
    0412243024                           O            12/01/30
    0


    4039710          E22/G02             F          135,000.00         ZZ
                                         360        134,848.08          1
                                       8.875          1,074.12         73
                                       8.625          1,074.12      185,000.00
    ALLENSTOWN       NH   03275          5            11/22/00         00
    0412251431                           05           01/01/01          0
    0412251431                           O            12/01/30
    0


    4039715          E22/G02             F           55,250.00         ZZ
                                         360         55,184.79          1
                                       9.625            469.62         85
                                       9.375            469.62       65,000.00
    GULFPORT         MS   39501          2            11/22/00         01
    0412253445                           05           01/01/01         12
    0412253445                           O            12/01/30
    0
1




    4040496          637/G02             F          125,900.00         ZZ
                                         360        125,829.42          1
                                       8.875          1,001.72         90
                                       8.625          1,001.72      139,900.00
    HUMBLE           TX   77369          1            12/15/00         11
    0432563385                           05           02/01/01         25
    0021721576                           O            01/01/31
    0


    4041689          637/G02             F           96,000.00         ZZ
                                         360         95,935.58          1
                                       8.000            704.42         80
                                       7.750            704.42      120,000.00
    CLAYTON          NM   88415          5            12/05/00         00
    0432539179                           05           02/01/01          0
    0017392440                           O            01/01/31
    0


    4041714          637/G02             F          107,800.00         ZZ
                                         360        107,739.56          1
                                       8.875            857.71         95
                                       8.625            857.71      113,500.00
    MARSHALL         NC   28753          5            12/07/00         04
    0432541175                           05           02/01/01         30
    0013125091                           O            01/01/31
    0


    4041986          637/G02             F          206,250.00         ZZ
                                         360        206,131.34          1
                                       8.750          1,622.57         75
                                       8.500          1,622.57      275,000.00
    GOLD HILL        OR   97525          5            12/01/00         00
    0432545259                           05           02/01/01          0
    0021435409                           O            01/01/31
    0


    4043195          J40/G02             F          144,500.00         ZZ
                                         360        144,414.68          1
                                       8.625          1,123.91         85
                                       8.375          1,123.91      170,000.00
    VICKSBURG        MS   39180          5            12/05/00         11
    0432499002                           05           02/01/01         12
    7685317                              O            01/01/31
    0


    4043544          H37/G02             F           43,500.00         T
                                         360         43,450.20          1
1


                                       8.750            342.00         75
                                       8.500            342.00       58,000.00
    NORTH WILDWOOD   NJ   08260          1            11/17/00         00
    0432438885                           08           01/01/01          0
    00246885                             O            12/01/30
    0


    4044801          E22/G02             F          137,600.00         ZZ
                                         360        137,432.71          1
                                       8.500          1,058.02         80
                                       8.250          1,058.02      172,000.00
    BAY CITY         MI   48708          5            11/24/00         00
    0412200941                           05           01/01/01          0
    0412200941                           O            12/01/30
    0


    4044803          E22/G02             F           72,400.00         ZZ
                                         360         72,333.95          2
                                       9.875            628.68         90
                                       9.625            628.68       80,450.00
    GALLUP           NM   87301          1            11/29/00         01
    0412203796                           05           01/01/01         25
    0412203796                           N            12/01/30
    0


    4045316          737/G02             F          133,350.00         ZZ
                                         360        133,275.23          1
                                       8.875          1,061.00         90
                                       8.625          1,061.00      148,200.00
    TYLER            TX   75701          1            12/06/00         01
    0432548535                           05           02/01/01         25
    2011358                              O            01/01/31
    0


    4045335          A33/A33             F          102,500.00         ZZ
                                         360        102,442.53          1
                                       8.875            815.54         70
                                       8.625            815.54      147,500.00
    NOVI             MI   48375          1            12/12/00         00
    007094943                            01           02/01/01          0
    007094943                            O            01/01/31
    0


    4045815          737/G02             F          121,500.00         ZZ
                                         360        121,380.00          4
                                       9.500          1,021.64         90
                                       9.250          1,021.64      135,000.00
    MILWAUKEE        WI   53218          1            12/01/00         10
    0432543536                           05           01/01/01         25
1


    965376                               N            12/01/30
    0


    4047679          T44/G02             F           93,750.00         ZZ
                                         360         93,691.73          1
                                       8.375            712.57         75
                                       8.125            712.57      125,000.00
    LAS VEGAS        NV   89102          5            12/08/00         00
    0432498160                           01           02/01/01          0
    9116940                              O            01/01/31
    0


    4049384          M66/G02             F           67,500.00         ZZ
                                         360         67,463.12          1
                                       9.000            543.13         63
                                       8.750            543.13      107,500.00
    ATCO             NJ   08004          1            12/18/00         00
    0432556140                           05           02/01/01          0
    210431                               O            01/01/31
    0


    4052838          637/G02             F          272,000.00         ZZ
                                         360        271,839.41          3
                                       8.625          2,115.59         80
                                       8.375          2,115.59      340,000.00
    LOS ANGELES      CA   90732          1            12/04/00         00
    0432550614                           05           02/01/01          0
    0019322635                           O            01/01/31
    0


    4053113          E22/G02             F          144,000.00         ZZ
                                         360        143,853.99          1
                                       9.375          1,197.72         90
                                       9.125          1,197.72      160,000.00
    BROWNSTOWN TWP   MI   48173          5            11/03/00         10
    0412205338                           05           01/01/01         25
    0412205338                           O            12/01/30
    0


    4056162          637/G02             F          121,600.00         ZZ
                                         360        121,522.45          1
                                       8.250            913.55         80
                                       8.000            913.55      152,000.00
    EL PASO          TX   79936          1            12/08/00         00
    0432516193                           05           02/01/01          0
    0021878293                           O            01/01/31
    0


1


    4056890          883/G02             F          108,000.00         ZZ
                                         360        107,939.45          1
                                       8.875            859.30         71
                                       8.625            859.30      153,000.00
    TOMAHAWK         WI   54487          5            12/22/00         00
    0432513414                           05           02/01/01          0
    00003496                             O            01/01/31
    0


    4058376          E22/G02             F          100,800.00         ZZ
                                         360         99,183.57          1
                                       8.750            792.99         80
                                       8.500            792.99      126,000.00
    BURNET           TX   78611          5            11/27/00         00
    0412231763                           03           01/01/01          0
    0412231763                           O            12/01/30
    0


    4060315          G52/G02             F          139,500.00         ZZ
                                         360        139,343.02          2
                                       8.875          1,109.92         89
                                       8.625          1,109.92      157,000.00
    AUSTIN           TX   78745          1            11/20/00         10
    0432550812                           05           01/01/01         25
    74502501                             N            12/01/30
    0


    4060850          637/G02             F          138,000.00         ZZ
                                         360        137,912.00          1
                                       8.250          1,036.75         69
                                       8.000          1,036.75      200,000.00
    HENDERSON        NV   89015          5            12/06/00         00
    0432519247                           05           02/01/01          0
    0012946943                           O            01/01/31
    0


    4061163          225/225             F          105,000.00         ZZ
                                         360        104,802.83          1
                                       8.375            798.08         75
                                       8.125            798.08      140,000.00
    NEWLAND          NC   28657          5            10/16/00         00
    6512241                              05           12/01/00          0
    6512241                              O            11/01/30
    0


    4061407          B57/G02             F          144,000.00         ZZ
                                         360        143,910.50          1
                                       8.375          1,094.50         74
                                       8.125          1,094.50      196,500.00
1


    VENTURA          CA   93001          5            12/13/00         00
    0432534501                           05           02/01/01          0
    2015117                              O            01/01/31
    0


    4061615          G52/G02             F          139,500.00         ZZ
                                         360        139,343.02          2
                                       8.875          1,109.92         90
                                       8.625          1,109.92      155,000.00
    AUSTIN           TX   78745          1            11/20/00         10
    0432443307                           05           01/01/01         25
    74502500                             N            12/01/30
    0


    4062951          U28/G02             F          112,261.00         ZZ
                                         360        112,192.99          1
                                       8.500            863.19         90
                                       8.250            863.19      124,735.00
    HOLLY SPRINGS    NC   27540          1            12/15/00         04
    0432534022                           03           02/01/01         25
    00000                                O            01/01/31
    0


    4063271          A50/G02             F           60,800.00         ZZ
                                         360         60,764.10          1
                                       8.625            472.90         66
                                       8.375            472.90       93,300.00
    ALBERTIVLLE      AL   35950          1            12/11/00         00
    0432504207                           05           02/01/01          0
    132550                               O            01/01/31
    0


    4063399          U59/G02             F          179,900.00         ZZ
                                         360        179,692.23          1
                                       8.750          1,415.28         79
                                       8.500          1,415.28      229,900.00
    YORKTOWN HEIGHT  NY   10598          1            12/08/00         00
    0432476737                           05           01/08/01          0
    800687915                            O            12/08/30
    0


    4063884          742/G02             F          148,000.00         ZZ
                                         360        147,910.34          1
                                       8.500          1,137.99         80
                                       8.250          1,137.99      185,000.00
    SAUGERTIES       NY   12477          5            12/15/00         00
    0432534121                           05           02/01/01          0
    6174262                              O            01/01/31
    0
1




    4064107          664/G02             F           58,800.00         ZZ
                                         360         58,769.51          1
                                       9.250            483.74         60
                                       9.000            483.74       98,000.00
    CARY             IL   60013          5            12/14/00         00
    0432505535                           03           02/01/01          0
    0003627114                           N            01/01/31
    0


    4066472          637/G02             F          135,000.00         ZZ
                                         360        134,920.29          1
                                       8.625          1,050.02         90
                                       8.375          1,050.02      150,000.00
    JONAS            PA   18058          2            12/08/00         10
    0432517589                           05           02/01/01         25
    0021918644                           O            01/01/31
    0


    4067274          A50/G02             F          110,000.00         ZZ
                                         360        109,931.63          1
                                       8.375            836.08         71
                                       8.125            836.08      155,000.00
    ATHENS           GA   30605          1            12/07/00         00
    0432531309                           03           02/01/01          0
    207192                               O            01/01/31
    0


    4067704          664/G02             F           58,500.00         ZZ
                                         360         58,471.97          2
                                       9.625            497.25         90
                                       9.375            497.25       65,000.00
    NEW BEDFORD      MA   02740          1            01/02/01         11
    0432546992                           05           02/01/01         25
    003654175                            N            01/01/31
    0


    4067945          E22/G02             F           80,000.00         ZZ
                                         360         77,941.42          1
                                       9.500            672.68         80
                                       9.250            672.68      100,000.00
    ST PETERSBURG    FL   33710          2            11/30/00         00
    0412185308                           05           01/01/01          0
    0412185308                           O            12/01/30
    0


    4067986          E22/G02             F          157,600.00         ZZ
                                         360        157,273.37          1
1


                                       8.125          1,170.18         80
                                       7.875          1,170.18      197,000.00
    CHINO HILLS      CA   91709          1            11/30/00         00
    0412257347                           05           01/01/01          0
    0412257347                           N            12/01/30
    0


    4069229          H22/G02             F          247,700.00         ZZ
                                         240        247,700.00          2
                                       8.250          2,110.57         80
                                       8.000          2,110.57      309,722.00
    JACKSON HEIGHTS  NY   11370          1            01/25/01         00
    0432569937                           07           03/01/01          0
    0011023                              O            02/01/21
    0


    4069382          163/G02             F           39,900.00         ZZ
                                         360         39,878.21          1
                                       9.000            321.04         70
                                       8.750            321.04       57,000.00
    AKRON            OH   44307          2            12/15/00         00
    0432559706                           05           02/01/01          0
    3910732902                           N            01/01/31
    0


    4070393          E86/G02             F           68,000.00         ZZ
                                         360         67,934.60          1
                                       9.625            577.99         80
                                       9.375            577.99       85,000.00
    FORT LEE         NJ   07024          1            11/21/00         00
    0432548501                           08           01/01/01          0
    970101                               N            12/01/30
    0


    4071031          637/G02             F          232,000.00         ZZ
                                         360        231,855.80          1
                                       8.375          1,763.37         80
                                       8.125          1,763.37      290,000.00
    HANOVER          MA   02339          1            12/19/00         00
    0432562262                           05           02/01/01          0
    0021763917                           O            01/01/31
    0


    4071301          G52/G02             F           90,800.00         ZZ
                                         360         90,750.40          2
                                       9.000            730.60         90
                                       8.750            730.60      100,900.00
    TUCSON           AZ   85719          1            12/12/00         10
    0432573764                           05           02/01/01         25
1


    99006440                             N            01/01/31
    0


    4072282          F61/G02             F          148,500.00         ZZ
                                         360        148,407.70          1
                                       8.375          1,128.71         90
                                       8.125          1,128.71      165,000.00
    SELAH            WA   98942          1            12/21/00         11
    0432567550                           05           02/01/01         25
    001278CU                             O            01/01/31
    0


    4072297          637/G02             F          224,000.00         ZZ
                                         360        223,864.30          1
                                       8.500          1,722.37         80
                                       8.250          1,722.37      280,000.00
    SCOTTSDALE       AZ   85254          1            12/12/00         00
    0432548261                           05           02/01/01          0
    0017394644                           O            01/01/31
    0


    4072379          T44/G02             F          225,000.00         ZZ
                                         360        224,863.69          1
                                       8.500          1,730.06         70
                                       8.250          1,730.06      325,000.00
    SHINGLE SPRINGS  CA   95682          5            12/08/00         00
    0432515252                           03           02/01/01          0
    9120173                              O            01/01/31
    0


    4072436          637/G02             F          182,400.00         ZZ
                                         360        182,295.05          1
                                       8.750          1,434.95         80
                                       8.500          1,434.95      228,000.00
    LITTLETON        CO   80129          1            12/12/00         00
    0432540375                           03           02/01/01          0
    0015020076                           O            01/01/31
    0


    4072803          E22/G02             F           79,050.00         ZZ
                                         360         78,948.83          1
                                       8.250            593.88         85
                                       8.000            593.88       94,000.00
    MONTGOMERY       AL   36116          2            12/01/00         04
    0412262123                           05           01/01/01         12
    0412262123                           O            12/01/30
    0


1


    4073012          B65/G02             F          116,200.00         ZZ
                                         360        116,129.60          1
                                       8.500            893.48         70
                                       8.250            893.48      166,000.00
    COLUMBUS         OH   43221          5            12/22/00         00
    0432513554                           05           02/01/01          0
    011100936                            O            01/01/31
    0


    4073114          637/G02             F          101,500.00         ZZ
                                         360        101,441.59          1
                                       8.750            798.51         74
                                       8.500            798.51      138,000.00
    RUIDOSO          NM   88345          2            12/21/00         00
    0432536332                           05           02/01/01          0
    0021853262                           O            01/01/31
    0


    4073224          806/G02             F          142,700.00         ZZ
                                         360        142,526.49          1
                                       8.500          1,097.24         80
                                       8.250          1,097.24      178,481.00
    RANCHO CUCAMONG  CA   91730          1            11/14/00         00
    0432448959                           03           01/01/01          0
    1540085131                           O            12/01/30
    0


    4074116          575/G02             F          274,000.00         BB
                                         360        273,861.64          1
                                       9.375          2,278.99         67
                                       9.125          2,278.99      412,000.00
    FAIRFAX STATION  VA   22039          2            12/12/00         00
    0432503415                           03           02/01/01          0
    9441460                              O            01/01/31
    0


    4074317          637/G02             F           42,642.00         ZZ
                                         360         42,619.31          3
                                       9.125            346.95         90
                                       8.875            346.95       47,380.00
    TROY             NY   12180          1            12/27/00         14
    0432546737                           05           02/01/01         25
    0018779496                           N            01/01/31
    0


    4074438          K15/G02             F          135,800.00         ZZ
                                         360        135,731.42          1
                                       9.375          1,129.52         95
                                       9.125          1,129.52      144,000.00
1


    VERNON           NJ   07422          5            12/13/00         11
    0432513844                           05           02/01/01         30
    20350301612                          O            01/01/31
    0


    4076196          313/G02             F          106,800.00         ZZ
                                         360        106,748.83          3
                                       9.625            907.79         90
                                       9.375            907.79      118,700.00
    MILLWAUKEE       WI   53218          1            12/18/00         10
    0432525095                           05           02/01/01         25
    0007045511                           N            01/01/31
    0


    4076428          964/G02             F          150,000.00         ZZ
                                         360        149,904.35          1
                                       8.250          1,126.90         75
                                       8.000          1,126.90      200,000.00
    PHOENIX          AZ   85032          5            12/14/00         00
    0432499838                           05           02/01/01          0
    4076428                              O            01/01/31
    0


    4077281          E22/G02             F          140,000.00         ZZ
                                         360        139,695.22          1
                                       8.875          1,113.91         80
                                       8.625          1,113.91      175,000.00
    EL CAJON         CA   92020          5            11/06/00         00
    0412144511                           05           01/01/01          0
    0412144511                           O            12/01/30
    0


    4077296          E22/G02             F          108,000.00         ZZ
                                         360        107,858.22          1
                                       8.125            801.90         80
                                       7.875            801.90      135,000.00
    AUSTIN           TX   78745          5            12/01/00         00
    0412254641                           05           01/01/01          0
    0412254641                           O            12/01/30
    0


    4079906          M66/G02             F           80,000.00         ZZ
                                         360         79,912.27          1
                                       9.000            643.70         51
                                       8.750            643.70      159,900.00
    HELMETTA         NJ   08828          1            11/15/00         00
    0432454999                           09           01/01/01          0
    141844                               O            12/01/30
    0
1




    4081562          700/G02             F           39,750.00         ZZ
                                         360         39,729.93          1
                                       9.375            330.62         75
                                       9.125            330.62       53,000.00
    INDIANAPOLIS     IN   46222          5            01/02/01         00
    0432563070                           05           02/01/01          0
    00254447                             N            01/01/31
    0


    4081756          E22/G02             F           81,000.00         ZZ
                                         360         80,954.59          1
                                       8.875            644.47         90
                                       8.625            644.47       90,000.00
    MADISON HEIGHTS  MI   48071          1            12/08/00         04
    0412255051                           05           02/01/01         25
    0412255051                           O            01/01/31
    0


    4082090          956/G02             F           71,200.00         ZZ
                                         360         71,082.45          1
                                       9.000            572.89         80
                                       8.750            572.89       89,000.00
    COMMERCE CITY    CO   80022          5            10/23/00         00
    0432455004                           05           12/01/00          0
    2410100107                           O            11/01/30
    0


    4082272          286/286             F           69,750.00         ZZ
                                         360         69,681.11          3
                                       9.500            586.50         90
                                       9.250            586.50       77,500.00
    EAST HARTFORD    CT   06108          1            11/20/00         14
    9782062                              05           01/01/01         25
    9782062                              N            12/01/30
    0


    4082280          286/286             F           78,850.00         ZZ
                                         360         78,772.13          2
                                       9.500            663.01         90
                                       9.250            663.01       87,655.00
    SANFORD          ME   04073          1            11/21/00         14
    9779233                              05           01/01/01         25
    9779233                              N            12/01/30
    0


    4082282          286/286             F           89,600.00         T
                                         360         89,511.49          1
1


                                       9.500            753.41         75
                                       9.250            753.41      119,500.00
    ISLE             MN   56342          2            11/16/00         00
    9771926                              05           01/01/01          0
    9771926                              O            12/01/30
    0


    4082322          286/286             F          215,900.00         ZZ
                                         360        215,543.55          4
                                       9.000          1,737.18         80
                                       8.750          1,737.18      269,900.00
    PORTLAND         OR   97214          1            10/27/00         00
    9770677                              05           12/01/00          0
    9770677                              N            11/01/30
    0


    4082326          286/286             F          103,200.00         ZZ
                                         360        103,089.74          4
                                       9.125            839.67         80
                                       8.875            839.67      129,000.00
    REDDING          CA   96003          1            11/03/00         00
    9732779                              05           01/01/01          0
    9732779                              N            12/01/30
    0


    4082327          286/286             F          103,200.00         ZZ
                                         360        103,089.74          4
                                       9.125            839.67         80
                                       8.875            839.67      129,000.00
    REDDING          CA   96003          1            11/03/00         00
    9732797                              05           01/01/01          0
    9732797                              N            12/01/30
    0


    4085378          P09/G02             F          157,250.00         ZZ
                                         360        157,178.56          1
                                       9.875          1,365.48         85
                                       9.625          1,365.48      185,000.00
    NW WASHINGTON    DC   20001          1            12/26/00         04
    0432541019                           03           02/01/01         12
    WILLIAM2                             N            01/01/31
    0


    4085451          S11/G02             F          208,000.00         ZZ
                                         360        207,883.39          1
                                       8.875          1,654.94         80
                                       8.625          1,654.94      260,000.00
    NEWPORT BEACH    CA   91307          5            12/12/00         00
    0432519924                           05           02/01/01          0
1


    10201524                             O            01/01/31
    0


    4085493          168/168             F           50,150.00         ZZ
                                         360         50,095.01          1
                                       9.000            403.52         75
                                       8.750            403.52       66,900.00
    AMHERST          NY   14051          1            11/17/00         00
    0249648334                           05           01/01/01          0
    0249648334                           O            12/01/30
    0


    4086631          E22/G02             F          144,000.00         ZZ
                                         360        143,910.50          1
                                       8.375          1,094.50         80
                                       8.125          1,094.50      180,000.00
    SAN MARCOS       TX   78666          5            12/04/00         00
    0412243479                           03           02/01/01          0
    0412243479                           O            01/01/31
    0


    4086638          E22/G02             F          183,350.00         ZZ
                                         360        183,244.51          1
                                       8.750          1,442.42         95
                                       8.500          1,442.42      193,000.00
    ROHNERT PARK     CA   94928          1            12/06/00         01
    0412250003                           01           02/01/01         30
    0412250003                           O            01/01/31
    0


    4086655          E22/G02             F           71,000.00         ZZ
                                         360         70,960.19          1
                                       8.875            564.91         80
                                       8.625            564.91       89,000.00
    GLADWIN          MI   48624          5            12/05/00         00
    0412262867                           05           02/01/01          0
    0412262867                           O            01/01/31
    0


    4086667          E22/G02             F          131,200.00         ZZ
                                         360        131,124.52          1
                                       8.750          1,032.15         80
                                       8.500          1,032.15      164,000.00
    CEDAR PARK       TX   78613          5            12/05/00         00
    0412268666                           05           02/01/01          0
    0412268666                           O            01/01/31
    0


1


    4089321          U62/G02             F          130,000.00         ZZ
                                         360        129,917.10          1
                                       8.250            976.65         76
                                       8.000            976.65      172,000.00
    LITTLE RIVER     SC   29566          5            12/02/00         00
    0432478170                           05           02/01/01          0
    2001212447                           O            01/01/31
    0


    4089455          E86/G02             F          360,000.00         ZZ
                                         360        359,653.70          4
                                       9.625          3,059.96         90
                                       9.375          3,059.96      400,000.00
    BROOKLYN         NY   11212          1            11/20/00         12
    0432572089                           05           01/01/01         30
    0000085939                           O            12/01/30
    0


    4089933          A19/G02             F          132,750.00         ZZ
                                         360        132,682.96          2
                                       9.375          1,104.15         90
                                       9.125          1,104.15      147,500.00
    LYNN             MA   01904          1            12/28/00         10
    0432502474                           05           02/01/01         25
    009601                               N            01/01/31
    0


    4090470          E22/G02             F           76,850.00         ZZ
                                         360         76,803.44          1
                                       8.500            590.91         84
                                       8.250            590.91       91,500.00
    SHREVEPORT       LA   71119          2            12/07/00         01
    0412175457                           05           02/01/01         12
    0412175457                           O            01/01/31
    0


    4090473          E22/G02             F          126,000.00         ZZ
                                         360        125,915.46          1
                                       8.000            924.54         90
                                       7.750            924.54      140,000.00
    WAYNESVILLE      OH   45068          5            12/07/00         04
    0412203200                           05           02/01/01         25
    0412203200                           O            01/01/31
    0


    4091221          A36/A36             F          120,000.00         ZZ
                                         360        119,932.73          1
                                       8.875            954.77         75
                                       8.625            954.77      160,000.00
1


    BETHLEHEM        PA   18015          5            12/15/00         00
    0355867                              05           02/01/01          0
    0355867                              O            01/01/31
    0


    4091447          944/G02             F           45,000.00         ZZ
                                         360         44,977.86          3
                                       9.500            378.39         90
                                       9.250            378.39       50,000.00
    FORT WORTH       TX   76103          1            12/19/00         01
    0432507887                           05           02/01/01         25
    W88007945                            N            01/01/31
    0


    4092116          K83/G02             F           49,000.00         ZZ
                                         360         48,880.91          1
                                       9.250            403.11         90
                                       9.000            403.11       54,500.00
    AIKEN            SC   29801          1            09/29/00         12
    0432472892                           05           11/01/00         25
    0023005499                           O            10/01/30
    0


    4094158          E22/G02             F           64,000.00         ZZ
                                         360         63,967.68          1
                                       9.375            532.32         80
                                       9.125            532.32       80,000.00
    TIOGA            TX   76271          5            12/08/00         00
    0412233751                           05           02/01/01          0
    0412233751                           O            01/01/31
    0


    4094160          E22/G02             F           68,000.00         ZZ
                                         360         67,958.81          1
                                       8.500            522.86         85
                                       8.250            522.86       80,000.00
    FRESNO           CA   93728          5            12/04/00         01
    0412237232                           05           02/01/01         12
    0412237232                           O            01/01/31
    0


    4094925          526/526             F          154,800.00         ZZ
                                         360        152,411.89          1
                                       8.875          1,231.66         90
                                       8.625          1,231.66      172,000.00
    LONGMONT         CO   80501          1            11/01/00         12
    0423918                              05           12/01/00         25
    0423918                              O            11/01/30
    0
1




    4094960          526/526             F           66,500.00         ZZ
                                         360         66,283.65          1
                                       8.750            523.16         49
                                       8.500            523.16      136,000.00
    TEMPE            AZ   85281          5            10/30/00         00
    0426178                              05           12/01/00          0
    0426178                              O            11/01/30
    0


    4094969          526/526             F          156,800.00         ZZ
                                         360        156,520.28          1
                                       8.625          1,219.57         80
                                       8.375          1,219.57      196,000.00
    HOSCHTON         GA   30548          1            10/31/00         00
    0426358                              05           12/01/00          0
    0426358                              O            11/01/30
    0


    4094999          526/526             F          153,750.00         ZZ
                                         360        153,563.06          1
                                       8.500          1,182.20         75
                                       8.250          1,182.20      205,000.00
    MIDDLETOWN       CT   06457          5            11/08/00         00
    0426976                              05           01/01/01          0
    0426976                              O            12/01/30
    0


    4095020          526/526             F          274,400.00         ZZ
                                         360        274,048.84          4
                                       8.250          2,061.48         80
                                       8.000          2,061.48      343,000.00
    ALHAMBRA         CA   91801          1            11/06/00         00
    0427340                              05           01/01/01          0
    0427340                              O            12/01/30
    0


    4095034          526/526             F           72,000.00         ZZ
                                         360         71,905.48          1
                                       8.125            534.60         60
                                       7.875            534.60      120,000.00
    MT LAUREL        NJ   08054          5            11/22/00         00
    0427488                              09           01/01/01          0
    0427488                              O            12/01/30
    0


    4095058          526/526             F           66,400.00         ZZ
                                         360         66,264.10          1
1


                                       8.875            528.31         80
                                       8.625            528.31       83,000.00
    PHILADELPHIA     PA   19154          5            10/30/00         00
    0427837                              05           12/01/00          0
    0427837                              O            11/01/30
    0


    4095126          526/526             F           72,000.00         ZZ
                                         360         71,907.77          1
                                       8.250            540.91         80
                                       8.000            540.91       90,500.00
    MARION           IL   62959          5            11/21/00         00
    0428778                              05           01/01/01          0
    0428778                              O            12/01/30
    0


    4095161          526/526             F          102,000.00         ZZ
                                         360        101,879.12          1
                                       8.625            793.35         75
                                       8.375            793.35      136,000.00
    BEND             OR   97701          5            11/24/00         00
    0429298                              05           01/01/01          0
    0429298                              O            12/01/30
    0


    4095197          526/526             F          164,000.00         ZZ
                                         360        163,800.59          1
                                       8.500          1,261.02         80
                                       8.250          1,261.02      205,000.00
    NAPLES           FL   34108          1            11/08/00         00
    0429708                              05           01/01/01          0
    0429708                              O            12/01/30
    0


    4095214          526/526             F          153,600.00         ZZ
                                         360        153,413.24          1
                                       8.500          1,181.05         80
                                       8.250          1,181.05      192,000.00
    PLACERVILLE      CO   81435          1            11/27/00         00
    0429925                              05           01/01/01          0
    0429925                              O            12/01/30
    0


    4095258          526/526             F          159,000.00         ZZ
                                         360        158,811.57          1
                                       8.625          1,236.69         75
                                       8.375          1,236.69      212,000.00
    BOULDER          CO   80301          5            11/28/00         00
    0430626                              09           01/01/01          0
1


    0430626                              O            12/01/30
    0


    4095267          526/526             F          138,750.00         ZZ
                                         360        138,605.59          1
                                       9.250          1,141.46         75
                                       9.000          1,141.46      185,000.00
    LAKE VILLA       IL   60046          5            11/22/00         00
    0430888                              05           01/01/01          0
    0430888                              O            12/01/30
    0


    4096964          U62/G02             F          108,000.00         ZZ
                                         360        107,939.45          1
                                       8.875            859.30         90
                                       8.625            859.30      120,000.00
    MECHANICSVILLE   VA   23111          2            12/06/00         04
    0432575744                           05           02/01/01         25
    2001223175                           O            01/01/31
    0


    4096979          196/G02             F          146,900.00         ZZ
                                         360        146,716.74          1
                                       8.375          1,116.55         87
                                       8.125          1,116.55      168,980.00
    TALLMADGE        OH   44278          1            11/20/00         10
    0432464741                           29           01/01/01         25
    1386748                              O            12/01/30
    0


    4097101          964/G02             F          156,000.00         ZZ
                                         360        155,912.54          1
                                       8.875          1,241.21         80
                                       8.625          1,241.21      195,000.00
    PORTLAND         OR   97219          2            12/19/00         00
    0432514172                           05           02/01/01          0
    61094978                             O            01/01/31
    0


    4097264          196/G02             F          121,750.00         ZZ
                                         360        121,626.56          1
                                       9.375          1,012.65         84
                                       9.125          1,012.65      145,000.00
    GRETNA           LA   70056          5            11/20/00         10
    0432464386                           05           01/01/01         12
    1390072                              O            12/01/30
    0


1


    4097331          196/G02             F          140,000.00         ZZ
                                         360        139,829.78          1
                                       8.500          1,076.48         84
                                       8.250          1,076.48      168,000.00
    LOS ANGELES      CA   90744          5            11/14/00         01
    0432468494                           05           01/01/01         17
    1389898                              O            12/01/30
    0


    4097525          196/G02             F           68,400.00         ZZ
                                         360         68,281.05          1
                                       8.750            538.11         90
                                       8.500            538.11       76,000.00
    KILLEEN          TX   76542          1            11/10/00         10
    0432464469                           05           01/01/01         25
    1388089                              N            12/01/30
    0


    4097575          196/G02             F          210,000.00         ZZ
                                         360        209,751.14          1
                                       8.625          1,633.36         76
                                       8.375          1,633.36      279,888.00
    SANDIEGO         CA   92117          1            11/16/00         00
    0432464550                           05           01/01/01          0
    1391105                              O            12/01/30
    0


    4098733          P44/G02             F          178,000.00         ZZ
                                         360        177,910.12          2
                                       9.375          1,480.51         65
                                       9.125          1,480.51      275,000.00
    ROXBURY          MA   02119          5            12/20/00         00
    0432505089                           05           02/01/01          0
    6799248520                           N            01/01/31
    0


    4099886          637/G02             F          137,500.00         ZZ
                                         360         76,097.52          1
                                       8.750          1,081.72         50
                                       8.500          1,081.72      275,000.00
    BROOKLYN         NY   11201          1            11/21/00         00
    0432566149                           01           01/01/01          0
    0013335500                           N            12/01/30
    0


    4099929          A48/G02             F          250,000.00         ZZ
                                         360        249,840.58          1
                                       8.250          1,878.17         63
                                       8.000          1,878.17      402,000.00
1


    SAN JOSE         CA   95121          5            12/28/00         00
    0432545135                           05           02/01/01          0
    8111004040                           O            01/01/31
    0


    4099935          562/G02             F          156,368.47         ZZ
                                         355        156,285.48          2
                                       9.375          1,304.62         95
                                       9.125          1,304.62      165,000.00
    BRONX            NY   10473          1            01/01/01         12
    0432548824                           05           02/01/01         30
    632046                               O            08/01/30
    0


    4100178          P06/G02             F          154,800.00         ZZ
                                         360        154,721.83          4
                                       9.375          1,287.55         90
                                       9.125          1,287.55      172,000.00
    PHOENIX          AZ   85029          1            12/18/00         04
    0432527836                           03           02/01/01         30
    1401660                              N            01/01/31
    0


    4101189          637/G02             F          121,000.00         ZZ
                                         360        120,928.56          1
                                       8.625            941.13         90
                                       8.375            941.13      135,000.00
    ROME             GA   30161          2            12/18/00         10
    0432536373                           05           02/01/01         25
    0021928353                           O            01/01/31
    0


    4101383          700/G02             F           46,500.00         ZZ
                                         360         46,473.24          1
                                       8.750            365.82         35
                                       8.500            365.82      135,000.00
    MIDDLETOWN       CA   95461          2            12/18/00         00
    0432523959                           03           02/02/01          0
    0000156951                           N            01/02/31
    0


    4101715          U05/G02             F          122,400.00         ZZ
                                         360        122,323.92          1
                                       8.375            930.33         90
                                       8.125            930.33      136,000.00
    FORT COLLINS     CO   80524          5            12/14/00         01
    0432557882                           03           02/01/01         25
    3086734                              O            01/01/31
    0
1




    4102764          P06/G02             F          154,800.00         ZZ
                                         360        154,721.83          4
                                       9.375          1,287.55         90
                                       9.125          1,287.55      172,000.00
    PHOENIX          AZ   85029          1            12/18/00         04
    0432511897                           05           02/01/01         30
    1401663                              N            01/01/31
    0


    4104006          E22/G02             F          243,000.00         ZZ
                                         360        242,874.02          4
                                       9.250          1,999.10         90
                                       9.000          1,999.10      270,000.00
    CORAL SPRINGS    FL   33065          1            12/15/00         04
    0412254781                           05           02/01/01         25
    0412254781                           N            01/01/31
    0


    4104524          883/G02             F           43,400.00         ZZ
                                         360         43,373.71          1
                                       8.500            333.71         33
                                       8.250            333.71      135,447.00
    PORT ST. LUCIE   FL   34983          1            12/21/00         00
    0432540862                           05           02/01/01          0
    00003899                             O            01/01/31
    0


    4105426          B57/G02             F           70,000.00         ZZ
                                         360         69,962.75          1
                                       9.125            569.54         80
                                       8.875            569.54       87,500.00
    BAKERSFIELD      CA   93306          5            12/14/00         00
    0432516243                           05           02/01/01          0
    20B0382                              N            01/01/31
    0


    4105488          B57/G02             F           49,600.00         ZZ
                                         360         49,573.61          2
                                       9.125            403.56         80
                                       8.875            403.56       62,000.00
    BAKERSFIELD      CA   93301          5            12/07/00         00
    0432519205                           05           02/01/01          0
    20B0383                              N            01/01/31
    0


    4105638          B57/G02             F           52,800.00         ZZ
                                         360         52,771.90          2
1


                                       9.125            429.60         80
                                       8.875            429.60       66,000.00
    BAKERSFIELD      CA   93305          5            12/07/00         00
    0432518090                           05           02/01/01          0
    20B0385                              N            01/01/31
    0


    4105867          637/G02             F           46,000.00         ZZ
                                         360         45,974.21          1
                                       8.875            366.00         77
                                       8.625            366.00       60,000.00
    ALBUQUERQUE      NM   87106          2            12/21/00         00
    0432551786                           05           02/01/01          0
    0017394404                           N            01/01/31
    0


    4105984          637/G02             F          124,200.00         ZZ
                                         360        124,135.60          1
                                       9.250          1,021.77         90
                                       9.000          1,021.77      138,000.00
    STONE MOUNTAIN   GA   30083          1            12/19/00         10
    0432525079                           05           02/01/01         25
    0021818687                           O            01/01/31
    0


    4106987          737/G02             F           86,450.00         ZZ
                                         360         86,401.53          1
                                       8.875            687.84         65
                                       8.625            687.84      133,000.00
    LAFAYETTE        CO   80026          5            12/28/00         00
    0432516185                           09           02/01/01          0
    00000                                N            01/01/31
    0


    4107077          624/G02             F           52,000.00         ZZ
                                         360         51,973.04          1
                                       9.250            427.79         65
                                       9.000            427.79       80,000.00
    GLENDALE         AZ   85032          5            12/19/00         00
    0432505444                           05           02/01/01          0
    35509700026                          N            01/01/31
    0


    4107371          623/623             F           77,250.00         ZZ
                                         360         77,163.06          1
                                       8.875            614.64         75
                                       8.625            614.64      103,000.00
    APACHE JUNCTION  AZ   85219          5            11/07/00         00
    1950940                              05           01/01/01          0
1


    1950940                              O            12/01/30
    0


    4108312          637/G02             F          192,000.00         ZZ
                                         360        191,897.82          2
                                       9.125          1,562.18         80
                                       8.875          1,562.18      240,000.00
    SOUTH OZONE PAR  NY   11420          1            12/27/00         00
    0432548741                           05           02/01/01          0
    13334537                             N            01/01/31
    0


    4108452          664/G02             F           76,400.00         ZZ
                                         360         76,353.72          1
                                       8.500            587.45         90
                                       8.250            587.45       84,900.00
    PORTLAND         OR   97203          1            12/20/00         01
    0432562221                           05           02/01/01         25
    0003697711                           N            01/01/31
    0


    4110337          E82/G02             F           86,900.00         ZZ
                                         360         86,850.01          1
                                       8.750            683.64         95
                                       8.500            683.64       91,500.00
    ST LOUIS         MO   63118          2            12/11/00         04
    0400339305                           05           02/01/01         30
    0400339305                           O            01/01/31
    0


    4110341          E82/G02             F          173,500.00         ZZ
                                         360        173,392.16          1
                                       8.375          1,318.73         80
                                       8.125          1,318.73      218,000.00
    BELLEVILLE       MI   48111          5            12/12/00         00
    0400341483                           05           02/01/01          0
    0400341483                           O            01/01/31
    0


    4110580          A33/A33             F           83,200.00         ZZ
                                         360         83,150.87          1
                                       8.625            647.13         80
                                       8.375            647.13      104,000.00
    ST JOSEPH        MI   49085          1            12/29/00         00
    0965096322                           05           02/01/01          0
    0965096322                           O            01/01/31
    0


1


    4111218          M66/G02             F          172,000.00         ZZ
                                         360        171,895.79          1
                                       8.500          1,322.54         67
                                       8.250          1,322.54      260,000.00
    PEQUANNOCK TOWN  NJ   07444          5            12/26/00         00
    0432540888                           05           02/01/01          0
    210591                               O            01/01/31
    0


    4112025          950/G02             F          120,750.00         ZZ
                                         360        120,682.31          2
                                       8.875            960.74         75
                                       8.625            960.74      161,000.00
    FEDERAL WAY      WA   98003          5            12/27/00         00
    0432539211                           05           02/01/01          0
    E1012115                             N            01/01/31
    0


    4112329          F62/G02             F           57,600.00         ZZ
                                         360         57,561.35          1
                                       8.000            422.65         90
                                       7.750            422.65       64,000.00
    MIAMI            FL   33157          1            12/29/00         04
    0432554079                           01           02/01/01         25
    184881300                            O            01/01/31
    0


    4113568          560/560             F          135,750.00         ZZ
                                         360        135,571.19          1
                                       9.000          1,092.28         75
                                       8.750          1,092.28      181,000.00
    BARRE            VT   05641          5            11/08/00         00
    507411205                            05           01/01/01          0
    507411205                            O            12/01/30
    0


    4113576          560/560             F           57,000.00         ZZ
                                         360         56,820.25          1
                                       9.125            463.78         75
                                       8.875            463.78       76,000.00
    HUBBARDTON       VT   05732          5            10/23/00         00
    507864601                            05           12/01/00          0
    507864601                            O            11/01/30
    0


    4113577          560/560             F           86,250.00         ZZ
                                         360         86,155.42          1
                                       9.000            693.99         75
                                       8.750            693.99      115,000.00
1


    GRAND LEDGE      MI   48837          5            11/22/00         00
    508001906                            05           01/01/01          0
    508001906                            O            12/01/30
    0


    4113589          560/560             F           93,700.00         ZZ
                                         360         93,498.52          1
                                       9.000            753.94         75
                                       8.750            753.94      125,000.00
    NEW HAVEN        CT   06513          5            10/02/00         00
    652278700                            05           12/01/00          0
    652278700                            O            11/01/30
    0


    4113670          P34/G02             F          227,400.00         ZZ
                                         360        227,258.65          1
                                       8.375          1,728.41         74
                                       8.125          1,728.41      308,000.00
    NORTH SMITHFIEL  RI   02830          2            12/22/00         00
    0432540300                           05           02/01/01          0
    61533                                O            01/01/31
    0


    4114608          E22/G02             F          146,800.00         ZZ
                                         360        146,711.07          1
                                       8.500          1,128.76         80
                                       8.250          1,128.76      183,500.00
    HUNSTVILLE       TX   77320          5            12/13/00         00
    0412199994                           05           02/01/01          0
    0412199994                           O            01/01/31
    0


    4114646          E22/G02             F           68,400.00         ZZ
                                         360         68,366.36          1
                                       9.500            575.14         95
                                       9.250            575.14       72,000.00
    FORT WORTH       TX   76111          2            12/12/00         01
    0412276297                           05           02/01/01         30
    0412276297                           O            01/01/31
    0


    4114651          E22/G02             F          132,800.00         ZZ
                                         360        132,723.59          1
                                       8.750          1,044.74         80
                                       8.500          1,044.74      166,000.00
    WEST LINN        OR   97068          5            12/12/00         00
    0412278236                           05           02/01/01          0
    0412278236                           O            01/01/31
    0
1




    4114658          E22/G02             F           70,000.00         ZZ
                                         360         69,961.76          1
                                       9.000            563.24         74
                                       8.750            563.24       95,000.00
    BEAUFORT         SC   29902          5            12/14/00         00
    0412286189                           05           02/01/01          0
    0412286189                           O            01/01/31
    0


    4114776          T90/G02             F          117,000.00         ZZ
                                         360        116,943.95          4
                                       9.625            994.49         90
                                       9.375            994.49      130,000.00
    GRETNA           LA   70056          1            12/22/00         12
    0432576163                           05           02/01/01         25
    29063                                N            01/01/31
    0


    4115800          J95/J95             F          193,600.00         ZZ
                                         360        192,693.05          1
                                       8.375          1,471.50         80
                                       8.125          1,471.50      242,000.00
    WRENTHAM         MA   02093          1            10/27/00         00
    111505791                            05           12/01/00          0
    111505791                            O            11/01/30
    0


    4116173          U05/G02             F          107,100.00         ZZ
                                         360        107,035.11          2
                                       8.500            823.51         85
                                       8.250            823.51      126,000.00
    HAPEVILLE        GA   30354          1            12/29/00         01
    0432557585                           05           02/01/01         12
    3092601                              N            01/01/31
    0


    4116705          664/G02             F          102,000.00         ZZ
                                         360        102,000.00          2
                                       9.000            820.72         70
                                       8.750            820.72      146,000.00
    CHICAGO          IL   60632          5            12/29/00         00
    0432563047                           05           03/01/01          0
    0003670536                           O            02/01/31
    0


    4116927          P59/G02             F           88,000.00         ZZ
                                         360         87,943.89          1
1


                                       8.250            661.11         80
                                       8.000            661.11      110,000.00
    SANTA MARIA      CA   93454          1            12/21/00         00
    0432556272                           05           02/01/01          0
    AT001138                             N            01/01/31
    0


    4117975          J95/J95             F          130,000.00         ZZ
                                         360        129,755.89          1
                                       8.375            988.10         58
                                       8.125            988.10      228,000.00
    FRAMINGHAM       MA   01701          1            10/25/00         00
    111487818                            05           12/01/00          0
    111487818                            O            11/01/30
    0


    4119260          700/G02             F          130,800.00         ZZ
                                         360        130,716.59          1
                                       8.250            982.66         80
                                       8.000            982.66      163,500.00
    MURRIETA         CA   92562          1            12/27/00         00
    0432563468                           05           02/01/01          0
    0254723                              O            01/01/31
    0


    4119413          E22/G02             F           66,600.00         ZZ
                                         360         66,568.10          1
                                       9.625            566.09         90
                                       9.375            566.09       74,000.00
    JACKSONVILLE     AL   36265          5            12/15/00         01
    0412256141                           05           02/01/01         25
    0412256141                           O            01/01/31
    0


    4119454          E22/G02             F           67,200.00         ZZ
                                         360         67,156.04          1
                                       8.125            498.96         80
                                       7.875            498.96       84,000.00
    DURANT           OK   74701          5            12/14/00         00
    0412282261                           05           02/01/01          0
    0412282261                           O            01/01/31
    0


    4120564          U05/G02             F          166,500.00         ZZ
                                         360        166,388.28          4
                                       8.000          1,221.72         90
                                       7.750          1,221.72      185,000.00
    NORTH LAS VEGAS  NV   89030          1            12/29/00         01
    0432562320                           05           02/01/01         25
1


    3093118                              O            01/01/31
    0


    4120827          227/G02             F           81,250.00         ZZ
                                         360         81,250.00          1
                                       8.250            610.41         65
                                       8.000            610.41      125,000.00
    GERMANTOWN       MD   20876          1            01/05/01         00
    0432574093                           01           03/01/01          0
    1902680                              O            02/01/31
    0


    4120925          944/G02             F          117,000.00         ZZ
                                         360        116,884.44          4
                                       9.500            983.80         90
                                       9.250            983.80      130,000.00
    PHOENIX          AZ   85015          1            11/28/00         01
    0432558104                           05           01/01/01         25
    W88002572                            N            12/01/30
    0


    4121456          964/G02             F          160,000.00         ZZ
                                         360        159,900.55          1
                                       8.375          1,216.12         80
                                       8.125          1,216.12      200,000.00
    OAKLAND          CA   94607          1            01/02/01         00
    0432540532                           05           02/01/01          0
    97683                                O            01/01/31
    0


    4122588          G52/G02             F          120,000.00         ZZ
                                         360        119,930.96          1
                                       8.750            944.04         80
                                       8.500            944.04      150,000.00
    LOS ANGELES      CA   90023          2            12/12/00         00
    0432503720                           05           02/01/01          0
    87004259                             O            01/01/31
    0


    4122829          637/G02             F           33,000.00         ZZ
                                         360         32,981.50          1
                                       8.875            262.56         75
                                       8.625            262.56       44,000.00
    WEBSTER          TX   77598          1            12/22/00         00
    0432563633                           01           02/01/01          0
    0021724356                           N            01/01/31
    0


1


    4122965          588/G02             F          236,000.00         ZZ
                                         360        235,713.04          1
                                       8.500          1,814.64         80
                                       8.250          1,814.64      295,000.00
    RARITAN TOWNSHI  NJ   08822          1            11/28/00         00
    0432551471                           05           01/01/01          0
    1030318                              O            12/01/30
    0


    4122976          455/G02             F           55,800.00         ZZ
                                         360         55,743.42          1
                                       9.375            464.12         90
                                       9.125            464.12       62,000.00
    HOUSTON          TX   77049          1            11/07/00         01
    0432553899                           03           01/01/01         25
    30001323                             O            12/01/30
    0


    4123199          P06/G02             F          279,000.00         ZZ
                                         360        279,000.00          4
                                       8.500          2,145.27         90
                                       8.250          2,145.27      310,000.00
    SIGNAL HILL      CA   90806          1            01/02/01         04
    0432562270                           05           03/01/01         25
    0001561                              O            02/01/31
    0


    4123744          U05/G02             F           44,000.00         ZZ
                                         360         43,974.68          1
                                       8.750            346.15         80
                                       8.500            346.15       55,000.00
    KENNETT SQUARE   PA   19348          1            12/29/00         00
    0432560597                           05           02/01/01          0
    3089402                              N            01/01/31
    0


    4124088          T90/G02             F           60,300.00         ZZ
                                         360         60,269.55          2
                                       9.375            501.54         90
                                       9.125            501.54       67,000.00
    NEW ORLEANS      LA   70114          1            12/29/00         12
    0432559920                           05           02/01/01         25
    30047                                N            01/01/31
    0


    4124294          637/G02             F          150,000.00         ZZ
                                         360        149,906.77          1
                                       8.375          1,140.11         43
                                       8.125          1,140.11      350,000.00
1


    SAN JOSE         CA   95121          5            12/26/00         00
    0432553048                           05           02/01/01          0
    0021480058                           N            01/01/31
    0


    4124434          K15/G02             F           80,100.00         ZZ
                                         360         80,059.55          1
                                       9.375            666.23         89
                                       9.125            666.23       90,000.00
    SPRINGFIELD      MA   01118          5            12/26/00         04
    0432517118                           05           02/01/01         25
    037905302409                         O            01/01/31
    0


    4125174          E44/G02             F          228,300.00         T
                                         360        228,161.69          1
                                       8.500          1,755.43         57
                                       8.250          1,755.43      405,000.00
    PARK CITY        UT   84060          5            12/22/00         00
    0432504504                           05           02/01/01          0
    53000116                             O            01/01/31
    0


    4125246          637/G02             F          122,988.00         ZZ
                                         360        122,917.24          1
                                       8.750            967.55         80
                                       8.500            967.55      153,735.00
    MINDEN           NV   89423          1            12/22/00         00
    0432551760                           03           02/01/01          0
    0021361662                           N            01/01/31
    0


    4125423          964/G02             F          253,500.00         ZZ
                                         360        253,357.88          1
                                       8.875          2,016.96         81
                                       8.625          2,016.96      313,000.00
    SCOTTSDALE       AZ   85262          2            12/29/00         01
    0432539971                           03           02/01/01         25
    97942                                O            01/01/31
    0


    4125619          E22/G02             F           67,450.00         ZZ
                                         360         67,416.82          1
                                       9.500            567.16         95
                                       9.250            567.16       71,000.00
    LEITCHFIELD      KY   42754          5            12/18/00         04
    0412229361                           05           02/01/01         30
    0412229361                           O            01/01/31
    0
1




    4126289          G81/G02             F           54,700.00         ZZ
                                         360         54,671.64          1
                                       9.250            450.01         75
                                       9.000            450.01       73,000.00
    MIAMI            FL   33156          1            12/28/00         00
    0432506152                           08           02/01/01          0
    200010011                            N            01/01/31
    0


    4127277          Q17/G02             F           38,400.00         T
                                         360         38,361.05          1
                                       9.375            319.40         80
                                       9.125            319.40       48,000.00
    RENO             NV   89509          1            11/15/00         00
    0432501542                           01           01/01/01          0
    200010917                            O            12/01/30
    0


    4127354          Q41/G02             F          267,300.00         ZZ
                                         360        267,300.00          4
                                       9.375          2,223.27         90
                                       9.125          2,223.27      297,000.00
    COLORADO SPRING  CO   80917          1            01/05/01         04
    0432539401                           05           03/01/01         25
    31027                                N            02/01/31
    0


    4128208          637/G02             F          112,500.00         ZZ
                                         360        112,388.90          4
                                       9.500            945.96         90
                                       9.250            945.96      125,000.00
    PHOENIX          AZ   85017          1            11/22/00         04
    0432553626                           05           01/01/01         25
    0017392309                           N            12/01/30
    0


    4128891          T90/G02             F          191,200.00         ZZ
                                         360        191,074.93          1
                                       8.125          1,419.65         80
                                       7.875          1,419.65      239,000.00
    PFLUGERVILLE     TX   78660          1            12/29/00         00
    0432557510                           03           02/01/01          0
    29779                                O            01/01/31
    0


    4131034          E22/G02             F           97,500.00         ZZ
                                         360         97,440.93          1
1


                                       8.500            749.69         75
                                       8.250            749.69      130,000.00
    MESQUITE         NV   89027          2            12/14/00         00
    0412238503                           09           02/01/01          0
    0412238503                           O            01/01/31
    0


    4131037          E22/G02             F          154,000.00         ZZ
                                         360        153,901.80          1
                                       8.250          1,156.95         80
                                       8.000          1,156.95      194,000.00
    CORONA           CA   92883          2            12/14/00         00
    0412253619                           03           02/01/01          0
    0412253619                           O            01/01/31
    0


    4131120          883/G02             F           84,000.00         ZZ
                                         360         84,000.00          4
                                       8.875            668.35         80
                                       8.625            668.35      105,000.00
    LAKELAND         FL   33810          1            01/08/01         00
    0432559722                           05           03/01/01          0
    210151160                            N            02/01/31
    0


    4131517          T90/G02             F           60,300.00         ZZ
                                         360         60,269.55          2
                                       9.375            501.54         90
                                       9.125            501.54       67,000.00
    NEW ORLEANS      LA   70114          1            12/29/00         12
    0432564052                           05           02/01/01         25
    30048                                N            01/01/31
    0


    4131752          637/G02             F           62,400.00         ZZ
                                         360         62,361.21          1
                                       8.375            474.29         80
                                       8.125            474.29       78,000.00
    DENHAM SPRINGS   LA   70706          1            12/08/00         00
    0432511467                           05           02/01/01          0
    0017692468                           O            01/01/31
    0


    4131936          637/G02             F           47,700.00         ZZ
                                         360         47,652.89          4
                                       9.500            401.09         90
                                       9.250            401.09       53,000.00
    BATON ROUGE      LA   70807          1            12/04/00         01
    0432517357                           05           01/01/01         25
1


    0017692948                           N            12/01/30
    0


    4132004          E45/G02             F          100,000.00         ZZ
                                         360         99,942.47          1
                                       8.750            786.70         80
                                       8.500            786.70      125,000.00
    MARGATE          FL   33063          1            12/29/00         00
    0432566883                           05           02/01/01          0
    106890                               O            01/01/31
    0


    4132615          N94/G02             F          152,000.00         ZZ
                                         360        151,912.55          3
                                       8.750          1,195.78         95
                                       8.500          1,195.78      160,000.00
    LEOMINSTER       MA   01453          1            12/29/00         14
    0432557890                           05           02/01/01         30
    4131069                              O            01/01/31
    0


    4132797          T86/G02             F           94,700.00         ZZ
                                         360         94,645.51          1
                                       8.750            745.01         76
                                       8.500            745.01      125,000.00
    BENNINGTON       VT   05201          5            12/20/00         00
    0432517456                           05           02/01/01          0
    0348                                 O            01/01/31
    0


    4133055          950/G02             F          109,700.00         ZZ
                                         360        109,633.54          1
                                       8.500            843.50         90
                                       8.250            843.50      121,900.00
    BEAVERTON        OR   97007          1            12/05/00         11
    0432511392                           05           02/01/01         25
    E9009031                             O            01/01/31
    0


    4133060          536/536             F          130,000.00         ZZ
                                         360        128,686.96          1
                                       9.250          1,069.48         55
                                       9.000          1,069.48      237,000.00
    WAIPAHU          HI   96797          1            09/25/00         00
    1267624                              05           11/01/00          0
    1267624                              O            10/01/30
    0


1


    4133161          455/G02             F           81,900.00         ZZ
                                         360         77,537.59          1
                                       8.750            644.31         90
                                       8.500            644.31       91,000.00
    HOUSTON          TX   77084          1            11/27/00         01
    0432498921                           03           01/01/01         25
    30001476                             O            12/01/30
    0


    4133436          940/G02             F          139,000.00         ZZ
                                         360        139,000.00          1
                                       8.500          1,068.79         70
                                       8.250          1,068.79      200,000.00
    RESEDA           CA   91335          2            01/02/01         00
    0432530434                           05           03/01/01          0
    3388                                 O            02/01/31
    0


    4133633          L55/G02             F          112,500.00         ZZ
                                         360        112,500.00          2
                                       8.625            875.02         75
                                       8.375            875.02      150,000.00
    CARTERET         NJ   07008          1            01/18/01         00
    0432566669                           05           03/01/01          0
    429851                               O            02/01/31
    0


    4133832          624/G02             F          111,000.00         ZZ
                                         360        111,000.00          1
                                       8.125            824.17         77
                                       7.875            824.17      145,000.00
    HESPERIA         CA   92345          1            12/29/00         00
    0432520708                           05           03/01/01          0
    46300200093F                         O            02/01/31
    0


    4134172          E47/G02             F          171,600.00         ZZ
                                         360        171,513.35          4
                                       9.375          1,427.28         65
                                       9.125          1,427.28      264,000.00
    DENVER           CO   80223          5            12/29/00         00
    0432543932                           05           02/01/01          0
    7332015440                           N            01/01/31
    0


    4134793          E22/G02             F          136,500.00         ZZ
                                         360        136,412.96          1
                                       8.250          1,025.48         65
                                       8.000          1,025.48      210,000.00
1


    LAWNDALE         CA   90260          5            12/19/00         00
    0412208415                           01           02/01/01          0
    0412208415                           O            01/01/31
    0


    4134799          E22/G02             F          187,000.00         ZZ
                                         360        186,883.76          1
                                       8.375          1,421.34         85
                                       8.125          1,421.34      220,000.00
    STEVENSVILLE     MI   49127          5            12/21/00         04
    0412250144                           05           02/01/01         12
    0412250144                           O            01/01/31
    0


    4134806          E22/G02             F          138,000.00         ZZ
                                         360        137,916.40          1
                                       8.500          1,061.10         80
                                       8.250          1,061.10      172,501.00
    COLORADO SPRING  CO   80907          1            12/27/00         00
    0412255986                           05           02/01/01          0
    0412255986                           O            01/01/31
    0


    4134807          E22/G02             F           98,000.00         ZZ
                                         360         97,942.15          1
                                       8.625            762.23         86
                                       8.375            762.23      115,000.00
    GRAND JUNCTION   CO   81501          2            12/21/00         01
    0412257818                           05           02/01/01         25
    0412257818                           O            01/01/31
    0


    4134810          E22/G02             F          221,000.00         ZZ
                                         360        220,872.85          1
                                       8.750          1,738.61         79
                                       8.500          1,738.61      280,000.00
    FORT WORTH       TX   76140          5            12/19/00         00
    0412261034                           05           02/01/01          0
    0412261034                           O            01/01/31
    0


    4134831          E22/G02             F          196,000.00         ZZ
                                         360        195,887.24          1
                                       8.750          1,541.93         80
                                       8.500          1,541.93      245,000.00
    IRMO             SC   29063          5            12/21/00         00
    0412280372                           05           02/01/01          0
    0412280372                           O            01/01/31
    0
1




    4134832          E22/G02             F           55,125.00         T
                                         360         55,093.28          1
                                       8.750            433.67         75
                                       8.500            433.67       73,500.00
    ROSLYN           WA   98941          1            12/12/00         00
    0412280679                           05           02/01/01          0
    0412280679                           O            01/01/31
    0


    4134834          E22/G02             F           83,700.00         ZZ
                                         360         83,646.63          1
                                       8.250            628.81         73
                                       8.000            628.81      115,000.00
    MOORESVILLE      NC   28115          2            12/21/00         00
    0412282329                           05           02/01/01          0
    0412282329                           O            01/01/31
    0


    4134839          E22/G02             F           65,600.00         ZZ
                                         360         65,558.17          1
                                       8.250            492.83         80
                                       8.000            492.83       82,000.00
    LAUDERHILL       FL   33319          1            12/27/00         00
    0412285140                           06           02/01/01          0
    0412285140                           O            01/01/31
    0


    4134846          E22/G02             F           85,000.00         ZZ
                                         360         84,945.80          1
                                       8.250            638.58         50
                                       8.000            638.58      170,000.00
    STANFIELD        NC   28163          5            12/21/00         00
    0412287963                           05           02/01/01          0
    0412287963                           O            01/01/31
    0


    4134853          E22/G02             F          120,000.00         ZZ
                                         360        119,932.73          1
                                       8.875            954.77         75
                                       8.625            954.77      161,000.00
    ISANTI           MN   55040          5            12/21/00         00
    0412290348                           05           02/01/01          0
    0412290348                           O            01/01/31
    0


    4134856          E22/G02             F          200,000.00         ZZ
                                         360        199,875.69          1
1


                                       8.375          1,520.14         80
                                       8.125          1,520.14      250,000.00
    BRIGHTON         CO   80603          5            12/21/00         00
    0412291445                           05           02/01/01          0
    0412291445                           O            01/01/31
    0


    4134862          E22/G02             F          100,000.00         ZZ
                                         360         99,942.47          1
                                       8.750            786.70         80
                                       8.500            786.70      125,000.00
    RICHARDSON       TX   75080          1            12/27/00         00
    0412294282                           05           02/01/01          0
    0412294282                           O            01/01/31
    0


    4134865          E22/G02             F           72,000.00         T
                                         360         71,962.67          1
                                       9.250            592.33         80
                                       9.000            592.33       90,000.00
    LONG BRANCH      NJ   07740          1            12/27/00         00
    0412294902                           01           02/01/01          0
    0412294902                           O            01/01/31
    0


    4134871          E22/G02             F          108,800.00         ZZ
                                         360        108,737.40          1
                                       8.750            855.93         80
                                       8.500            855.93      136,000.00
    BOCA RATON       FL   33431          1            12/27/00         00
    0412298994                           05           02/01/01          0
    0412298994                           O            01/01/31
    0


    4135036          T90/G02             F          135,000.00         ZZ
                                         360        135,000.00          4
                                       9.125          1,098.40         90
                                       8.875          1,098.40      150,000.00
    HOUSTON          TX   77091          1            01/23/01         12
    0432577443                           03           03/01/01         25
    30961                                N            02/01/31
    0


    4135349          964/G02             F          252,000.00         ZZ
                                         360        252,000.00          1
                                       8.875          2,005.03         80
                                       8.625          2,005.03      315,000.00
    PHOENIX          AZ   85050          1            01/08/01         00
    0432558450                           03           03/01/01          0
1


    94976                                N            02/01/31
    0


    4135643          E82/G02             F           70,000.00         ZZ
                                         360         69,957.59          1
                                       8.500            538.24         27
                                       8.250            538.24      260,500.00
    EAST STROUDSBUR  PA   18301          5            12/22/00         00
    0400351953                           05           02/01/01          0
    0400351953                           O            01/01/31
    0


    4135656          T35/G02             F           66,400.00         ZZ
                                         360         66,362.77          1
                                       8.875            528.31         80
                                       8.625            528.31       83,000.00
    EATON            OH   45320          5            12/21/00         00
    0400342879                           05           02/01/01          0
    0400342879                           O            01/01/31
    0


    4135779          U99/G02             F          174,150.00         ZZ
                                         360        174,150.00          3
                                       8.750          1,370.04         90
                                       8.500          1,370.04      193,500.00
    WEST CHESTER     PA   19382          1            01/12/01         01
    0432555159                           05           03/01/01         25
    30000365                             N            02/01/31
    0


    4136269          T90/G02             F          135,000.00         ZZ
                                         360        135,000.00          4
                                       9.125          1,098.40         90
                                       8.875          1,098.40      150,000.00
    HOUSTON          TX   77489          1            01/23/01         12
    0432577641                           03           03/01/01         25
    30958                                N            02/01/31
    0


    4136376          B60/G02             F          110,500.00         ZZ
                                         360        110,425.86          1
                                       8.000            810.81         85
                                       7.750            810.81      130,000.00
    LAS VEGAS        NV   89102          5            12/13/00         01
    0432525574                           05           02/01/01         12
    303495                               O            01/01/31
    0


1


    4136417          168/168             F          224,000.00         ZZ
                                         360        223,864.30          1
                                       8.500          1,722.37         71
                                       8.250          1,722.37      316,000.00
    DAVIDSON         NC   28036          5            11/30/00         00
    0869327399                           05           02/01/01          0
    0869327399                           O            01/01/31
    0


    4136538          964/G02             F           72,000.00         ZZ
                                         360         71,954.09          1
                                       8.250            540.91         60
                                       8.000            540.91      122,000.00
    YUCCA VALLEY     CA   92284          1            12/20/00         00
    0432557270                           05           02/01/01          0
    95384                                O            01/01/31
    0


    4136658          J83/G02             F           93,600.00         ZZ
                                         360         93,541.82          1
                                       8.375            711.43         80
                                       8.125            711.43      117,000.00
    VIRGINIA BEACH   VA   23456          1            12/06/00         00
    0432566172                           05           02/01/01          0
    282923                               N            01/01/31
    0


    4136955          E45/G02             F          137,600.00         ZZ
                                         360        137,518.76          1
                                       8.625          1,070.24         80
                                       8.375          1,070.24      172,000.00
    ATLANTA          GA   30319          5            01/04/01         00
    0432553311                           01           02/01/01          0
    107842                               O            01/01/31
    0


    4137887          P44/G02             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       9.125          1,236.72         80
                                       8.875          1,236.72      190,000.00
    HOLDEN           MA   01520          1            01/11/01         00
    0432552685                           05           03/01/01          0
    000554                               N            02/01/31
    0


    4138144          E47/G02             F           79,200.00         ZZ
                                         360         79,158.94          1
                                       9.250            651.56         90
                                       9.000            651.56       88,000.00
1


    PUEBLO           CO   81004          5            12/14/00         01
    0432518306                           05           02/01/01         25
    7332015223                           O            01/01/31
    0


    4138277          E22/G02             F          224,000.00         ZZ
                                         360        223,867.75          1
                                       8.625          1,742.25         75
                                       8.375          1,742.25      300,000.00
    CONCORD          CA   94521          5            12/18/00         00
    0412261679                           05           02/01/01          0
    0412261679                           O            01/01/31
    0


    4138280          E22/G02             F           94,800.00         ZZ
                                         360         94,750.85          4
                                       9.250            779.90         75
                                       9.000            779.90      127,000.00
    AUSTIN           TX   78744          2            12/21/00         00
    0412264707                           05           02/01/01          0
    0412264707                           O            01/01/31
    0


    4138285          E22/G02             F           73,500.00         ZZ
                                         360         73,464.79          1
                                       9.625            624.74         81
                                       9.375            624.74       91,500.00
    OSMUND           NE   68765          5            12/22/00         04
    0412269193                           05           02/01/01         12
    0412269193                           O            01/01/31
    0


    4138286          E22/G02             F           59,400.00         ZZ
                                         360         59,367.55          3
                                       9.000            477.95         90
                                       8.750            477.95       66,000.00
    NEWBURGH         NY   12550          1            12/28/00         04
    0412269573                           05           02/01/01         25
    0412269573                           N            01/01/31
    0


    4138289          E22/G02             F           89,600.00         ZZ
                                         360         89,542.87          1
                                       8.250            673.13         80
                                       8.000            673.13      112,000.00
    WALNUT CREEK     CA   94595          1            12/26/00         00
    0412274482                           01           02/01/01          0
    0412274482                           O            01/01/31
    0
1




    4138308          E22/G02             F          136,650.00         ZZ
                                         360        136,558.31          1
                                       8.000          1,002.69         80
                                       7.750          1,002.69      171,960.00
    SAN ANTONIO      TX   78258          1            12/22/00         00
    0412285686                           03           02/01/01          0
    0412285686                           O            01/01/31
    0


    4138336          E22/G02             F           78,000.00         ZZ
                                         360         77,908.50          1
                                       9.125            634.63         65
                                       8.875            634.63      121,000.00
    SMITHFIELD       RI   02917          5            12/22/00         00
    0412294167                           05           02/01/01          0
    0412294167                           O            01/01/31
    0


    4138348          E22/G02             F           91,500.00         ZZ
                                         360         91,430.93          1
                                       9.000            736.23         90
                                       8.750            736.23      102,000.00
    CARENCRO         LA   70520          2            12/22/00         04
    0412297954                           05           02/01/01         25
    0412297954                           O            01/01/31
    0


    4138556          163/G02             F          115,000.00         ZZ
                                         360        114,877.13          1
                                       9.125            935.68         31
                                       8.875            935.68      378,500.00
    SHREWSBURY       MA   01545          1            11/30/00         00
    0432512796                           05           01/01/01          0
    3217592124                           O            12/01/30
    0


    4138678          P44/G02             F          121,600.00         ZZ
                                         360        121,600.00          1
                                       9.375          1,011.41         80
                                       9.125          1,011.41      152,000.00
    SOUTHBOROUGH     MA   01745          1            01/05/01         00
    0432518686                           05           03/01/01          0
    000554                               N            02/01/31
    0


    4138785          637/G02             F          100,000.00         ZZ
                                         360         99,865.35          4
1


                                       8.000            733.77         80
                                       7.750            733.77      125,000.00
    MARYSVILLE       CA   95901          1            11/30/00         00
    0432572667                           05           01/01/01          0
    0021352778                           N            12/01/30
    0


    4139038          E82/G02             F          200,000.00         ZZ
                                         360        199,875.69          1
                                       8.375          1,520.14         60
                                       8.125          1,520.14      335,000.00
    FERNADINA BEACH  FL   32034          5            12/22/00         00
    0400351300                           03           02/01/01          0
    0400351300                           O            01/01/31
    0


    4139041          E82/G02             F          100,800.00         ZZ
                                         360        100,746.36          1
                                       9.125            820.14         80
                                       8.875            820.14      126,000.00
    LANCASTER        PA   17601          2            12/22/00         00
    0400352688                           05           02/01/01          0
    0400352688                           O            01/01/31
    0


    4139090          U62/G02             F           50,000.00         ZZ
                                         360         49,975.40          1
                                       9.500            420.43         75
                                       9.250            420.43       67,000.00
    SAN ANTONIO      TX   78201          5            12/06/00         00
    0432562759                           05           02/01/01          0
    2001223094                           N            01/01/31
    0


    4139718          624/G02             F          101,700.00         ZZ
                                         360        101,638.38          1
                                       8.500            781.99         90
                                       8.250            781.99      113,000.00
    OCEANSIDE        CA   92057          1            12/28/00         01
    0432525483                           05           02/01/01         25
    37000400073F                         N            01/01/31
    0


    4139996          F96/G02             F          180,000.00         ZZ
                                         360        179,904.21          3
                                       9.125          1,464.54         80
                                       8.875          1,464.54      225,000.00
    ORANGE           NJ   07050          1            12/20/00         00
    0432502052                           05           02/01/01          0
1


    0003884                              N            01/01/31
    0


    4141409          A48/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       8.625          2,138.92         72
                                       8.375          2,138.92      386,500.00
    SAN JOSE         CA   95127          1            01/11/01         00
    0432567733                           05           03/01/01          0
    8511004059                           N            02/01/31
    0


    4141577          964/G02             F           94,400.00         ZZ
                                         360         94,400.00          1
                                       9.000            759.56         90
                                       8.750            759.56      104,900.00
    LAKE ARROWHEAD   CA   92352          1            01/09/01         14
    0432559474                           01           03/01/01         25
    97058                                N            02/01/31
    0


    4142013          E22/G02             F           45,000.00         ZZ
                                         360         44,977.87          1
                                       9.500            378.38         90
                                       9.250            378.38       50,000.00
    HOUSTON          TX   77047          1            12/20/00         04
    0412210114                           05           02/01/01         25
    0412210114                           N            01/01/31
    0


    4142023          E22/G02             F          116,900.00         ZZ
                                         360        116,778.32          1
                                       9.250            961.71         90
                                       9.000            961.71      129,900.00
    BROOKLYN         MI   49234          1            11/30/00         04
    0412263550                           05           01/01/01         25
    0412263550                           O            12/01/30
    0


    4142028          E22/G02             F           71,550.00         ZZ
                                         360         71,514.81          1
                                       9.500            601.63         90
                                       9.250            601.63       79,500.00
    TAMARAC          FL   33319          1            12/29/00         10
    0412271512                           03           02/01/01         25
    0412271512                           O            01/01/31
    0


1


    4142032          E22/G02             F           98,100.00         ZZ
                                         360         98,050.46          4
                                       9.375            815.95         90
                                       9.125            815.95      109,000.00
    RACINE           WI   53403          1            12/29/00         04
    0412276396                           05           02/01/01         25
    0412276396                           N            01/01/31
    0


    4142044          E22/G02             F          126,800.00         ZZ
                                         360        126,735.97          1
                                       9.375          1,054.66         80
                                       9.125          1,054.66      158,500.00
    NASHVILLE        TN   37204          1            12/29/00         00
    0412284291                           05           02/01/01          0
    0412284291                           N            01/01/31
    0


    4142046          E22/G02             F           83,700.00         ZZ
                                         360         83,655.46          3
                                       9.125            681.01         90
                                       8.875            681.01       93,000.00
    RIVIERA BEACH    FL   33404          1            12/29/00         04
    0412284879                           05           02/01/01         25
    0412284879                           N            01/01/31
    0


    4142065          E22/G02             F           74,700.00         ZZ
                                         360         74,659.20          1
                                       9.000            601.05         90
                                       8.750            601.05       83,000.00
    PORT ST LUCIE    FL   34953          1            12/29/00         10
    0412293276                           05           02/01/01         25
    0412293276                           O            01/01/31
    0


    4142070          E22/G02             F           99,250.00         T
                                         360         99,191.40          1
                                       8.625            771.96         80
                                       8.375            771.96      124,100.00
    TAMPA            FL   33647          1            12/27/00         00
    0412295941                           03           02/01/01          0
    0412295941                           O            01/01/31
    0


    4142072          E22/G02             F           84,150.00         ZZ
                                         360         84,109.68          2
                                       9.625            715.27         85
                                       9.375            715.27       99,000.00
1


    CINCINNATI       OH   45214          1            12/29/00         04
    0412296139                           05           02/01/01         12
    0412296139                           N            01/01/31
    0


    4142079          E22/G02             F          152,100.00         ZZ
                                         360        152,019.05          1
                                       9.125          1,237.54         90
                                       8.875          1,237.54      169,050.00
    RALEIGH          NC   27604          1            12/29/00         04
    0412298341                           05           02/01/01         25
    0412298341                           O            01/01/31
    0


    4142080          E22/G02             F          209,000.00         ZZ
                                         360        208,879.76          1
                                       8.750          1,644.20         95
                                       8.500          1,644.20      220,000.00
    CHEYENNE         WY   82009          5            12/22/00         04
    0412298358                           05           02/01/01         30
    0412298358                           O            01/01/31
    0


    4142098          E22/G02             F          232,000.00         ZZ
                                         360        231,876.54          1
                                       9.125          1,887.63         80
                                       8.875          1,887.63      290,000.00
    FLOSSMOOR        IL   60422          2            12/29/00         00
    0412303588                           05           02/01/01          0
    0412303588                           N            01/01/31
    0


    4142107          E22/G02             F          119,700.00         ZZ
                                         360        119,632.89          1
                                       8.875            952.39         90
                                       8.625            952.39      133,000.00
    BOYNTON BEACH    FL   33435          1            12/29/00         10
    0412307589                           05           02/01/01         25
    0412307589                           O            01/01/31
    0


    4142506          E45/G02             F          181,200.00         ZZ
                                         360        181,200.00          1
                                       8.250          1,361.30         60
                                       8.000          1,361.30      302,000.00
    TOCCOA           GA   30577          2            01/05/01         00
    0432559458                           05           03/01/01          0
    99243                                O            02/01/31
    0
1




    4142935          E47/G02             F           50,400.00         ZZ
                                         360         50,400.00          1
                                       8.375            383.08         80
                                       8.125            383.08       63,000.00
    CONWAY           AR   72032          2            01/08/01         00
    0432552651                           05           03/01/01          0
    7332015147                           O            02/01/31
    0


    4142953          737/G02             F          117,600.00         ZZ
                                         360        117,528.75          1
                                       8.500            904.25         80
                                       8.250            904.25      147,000.00
    PLANO            TX   75025          1            12/21/00         00
    0432502482                           05           02/01/01          0
    2011991                              O            01/01/31
    0


    4143018          737/G02             F           72,000.00         ZZ
                                         360         71,957.49          1
                                       8.625            560.01         75
                                       8.375            560.01       96,000.00
    EAST PEORIA      IL   61611          1            12/22/00         00
    0432546778                           05           02/01/01          0
    2011827                              O            01/01/31
    0


    4143220          F96/G02             F          256,500.00         ZZ
                                         360        256,118.51          2
                                       9.500          2,156.79         95
                                       9.250          2,156.79      270,000.00
    CITY OF ELIZABE  NJ   07206          1            10/13/00         12
    0432563005                           05           12/01/00         30
    0003053                              O            11/01/30
    0


    4143755          L16/G02             F           53,000.00         ZZ
                                         360         52,971.05          1
                                       9.000            426.45         38
                                       8.750            426.45      140,000.00
    FRUIT HEIGHTS    UT   84037          5            01/05/01         00
    0432556652                           05           02/01/01          0
    MP0011099                            N            01/01/31
    0


    4145122          737/G02             F           85,500.00         ZZ
                                         360         85,500.00          3
1


                                       9.375            711.15         90
                                       9.125            711.15       95,000.00
    APPLEGATE        MI   48401          1            01/04/01         10
    0432566263                           05           03/01/01         25
    2012092                              N            02/01/31
    0


    4146653          E22/G02             F          225,000.00         ZZ
                                         360        224,886.37          3
                                       9.375          1,871.44         90
                                       9.125          1,871.44      250,000.00
    QUINCY           MA   02169          1            01/02/01         04
    0412238354                           05           02/01/01         25
    0412238354                           N            01/01/31
    0


    4146658          E22/G02             F           68,000.00         ZZ
                                         360         67,961.88          4
                                       8.875            541.04         80
                                       8.625            541.04       85,000.00
    ROSEBURG         OR   97470          1            12/27/00         00
    0412267643                           05           02/01/01          0
    0412267643                           N            01/01/31
    0


    4146659          E22/G02             F          104,500.00         ZZ
                                         360        104,436.70          2
                                       8.500            803.51         70
                                       8.250            803.51      149,350.00
    LOS ANGELES      CA   90041          1            12/15/00         00
    0412271942                           05           02/01/01          0
    0412271942                           O            01/01/31
    0


    4146660          E22/G02             F           70,000.00         ZZ
                                         360         69,959.73          1
                                       8.750            550.69         56
                                       8.500            550.69      125,000.00
    GREENWOOD        CA   95635          5            12/27/00         00
    0412273815                           05           02/01/01          0
    0412273815                           N            01/01/31
    0


    4146673          E22/G02             F          193,500.00         ZZ
                                         360        193,379.73          1
                                       8.375          1,470.74         90
                                       8.125          1,470.74      215,000.00
    WINDER           GA   30680          2            12/26/00         04
    0412291387                           05           02/01/01         25
1


    0412291387                           O            01/01/31
    0


    4146674          E22/G02             F           81,000.00         ZZ
                                         360         80,953.40          1
                                       8.750            637.23         90
                                       8.500            637.23       90,000.00
    BALTIMORE        MD   21215          2            12/27/00         04
    0412292641                           05           02/01/01         25
    0412292641                           O            01/01/31
    0


    4146687          E22/G02             F           62,000.00         ZZ
                                         360         61,964.33          1
                                       8.750            487.75         87
                                       8.500            487.75       72,000.00
    SEBRING          FL   33872          1            01/02/01         01
    0412299190                           05           02/01/01         30
    0412299190                           O            01/01/31
    0


    4146691          E22/G02             F           58,000.00         ZZ
                                         360         57,965.76          1
                                       8.625            451.12         40
                                       8.375            451.12      147,772.00
    TINLEY PARK      IL   60477          1            01/02/01         00
    0412304693                           01           02/01/01          0
    0412304693                           O            01/01/31
    0


    4147037          U59/G02             F          164,000.00         ZZ
                                         360        163,892.72          1
                                       8.125          1,217.70         71
                                       7.875          1,217.70      234,000.00
    BETHPAGE         NY   11771          1            01/11/01         00
    0432561140                           05           02/11/01          0
    800713501                            O            01/11/31
    0


    4147858          822/G02             F          116,400.00         ZZ
                                         360        115,364.11          1
                                       8.500            895.02         72
                                       8.250            895.02      162,000.00
    EAST WINDSOR     CT   06016          5            12/04/00         00
    0432504587                           05           02/01/01          0
    3806009562                           O            01/01/31
    0


1


    4147880          964/G02             F          103,000.00         ZZ
                                         360        103,000.00          1
                                       8.375            782.87         79
                                       8.125            782.87      131,000.00
    BEND             OR   97701          2            01/04/01         00
    0432559649                           05           03/01/01          0
    98065                                O            02/01/31
    0


    4148126          742/G02             F          260,000.00         ZZ
                                         360        260,000.00          3
                                       8.500          1,999.18         80
                                       8.250          1,999.18      325,000.00
    BROOKLYN         NY   11215          1            01/04/01         00
    0432534568                           05           03/01/01          0
    6127765                              N            02/01/31
    0


    4148142          Q41/G02             F          265,500.00         ZZ
                                         360        265,500.00          4
                                       9.375          2,208.29         90
                                       9.125          2,208.29      295,000.00
    COLORADO SPRING  CO   80917          1            01/05/01         04
    0432560076                           05           03/01/01         25
    31026                                N            02/01/31
    0


    4149216          N74/G02             F           90,000.00         ZZ
                                         360         90,000.00          1
                                       8.750            708.03         60
                                       8.500            708.03      152,000.00
    AUSTIN           TX   78757          5            01/12/01         00
    0432566057                           05           03/01/01          0
    0027957010                           N            02/01/31
    0


    4150243          950/G02             F          254,000.00         ZZ
                                         360        254,000.00          1
                                       8.875          2,020.94         79
                                       8.625          2,020.94      323,000.00
    REDMOND          WA   98052          5            01/08/01         00
    0432559516                           05           03/01/01          0
    1012150                              O            02/01/31
    0


    4150535          E22/G02             F          103,550.00         ZZ
                                         360        103,499.07          1
                                       9.500            870.70         85
                                       9.250            870.70      122,000.00
1


    DALE             TX   78616          2            12/28/00         01
    0412238172                           27           02/01/01         12
    0412238172                           O            01/01/31
    0


    4150537          E22/G02             F          190,000.00         ZZ
                                         360        189,875.72          3
                                       8.125          1,410.74         95
                                       7.875          1,410.74      200,000.00
    LOS ANGELES      CA   90031          1            12/27/00         04
    0412246761                           05           02/01/01         30
    0412246761                           O            01/01/31
    0


    4150551          E22/G02             F           94,150.00         ZZ
                                         360         94,102.46          1
                                       9.375            783.09         80
                                       9.125            783.09      117,700.00
    ROCKVILLE        MD   20855          1            01/03/01         00
    0412276479                           05           02/01/01          0
    0412276479                           N            01/01/31
    0


    4150552          E22/G02             F          159,300.00         ZZ
                                         360        159,300.00          1
                                       8.500          1,224.88         90
                                       8.250          1,224.88      177,000.00
    POULSBO          WA   98370          1            12/29/00         11
    0412278384                           03           03/01/01         25
    0412278384                           O            02/01/31
    0


    4150565          E22/G02             F           55,100.00         ZZ
                                         360         55,069.11          1
                                       8.875            438.40         71
                                       8.625            438.40       78,000.00
    HOUSTON          TX   77009          2            12/28/00         00
    0412297053                           05           02/01/01          0
    0412297053                           O            01/01/31
    0


    4150570          E22/G02             F          151,200.00         ZZ
                                         360        151,200.00          1
                                       8.750          1,189.49         90
                                       8.500          1,189.49      168,000.00
    RIVERSIDE        CA   92503          5            12/26/00         04
    0412303786                           05           03/01/01         25
    0412303786                           O            02/01/31
    0
1




    4150571          E22/G02             F          106,300.00         ZZ
                                         360        106,233.93          1
                                       8.375            807.96         80
                                       8.125            807.96      132,900.00
    WINDER           GA   30680          1            01/03/01         00
    0412304008                           03           02/01/01          0
    0412304008                           O            01/01/31
    0


    4152484          S48/S48             F          257,000.00         ZZ
                                         360        256,541.53          1
                                       8.625          1,998.92         74
                                       8.375          1,998.92      350,000.00
    CORCORAN         MN   55340          1            10/12/00         00
    29068483                             05           12/01/00          0
    29068483                             O            11/01/30
    0


    4152499          S48/S48             F          300,000.00         ZZ
                                         360        299,354.08          4
                                       9.125          2,440.90         77
                                       8.875          2,440.90      390,000.00
    BROOKLYN         NY   11230          1            09/11/00         00
    29106697                             05           11/01/00          0
    29106697                             O            10/01/30
    0


    4152831          967/G02             F           99,600.00         ZZ
                                         360         99,600.00          1
                                       8.500            765.84         80
                                       8.250            765.84      124,500.00
    PRESCOTT         AZ   86301          1            01/05/01         00
    0432553394                           05           03/01/01          0
    6214472                              O            02/01/31
    0


    4153696          624/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
                                       9.000            901.18         80
                                       8.750            901.18      140,000.00
    FRIANT           CA   93626          1            01/10/01         00
    0432576197                           05           03/01/01          0
    33500100823F                         O            02/01/31
    0


    4154352          G52/G02             F           40,500.00         T
                                         360         40,477.29          1
1


                                       8.875            322.24         90
                                       8.625            322.24       45,000.00
    SAN ANTONIO      TX   78229          1            12/21/00         10
    0432530491                           01           02/01/01         25
    74502672                             O            01/01/31
    0


    4155660          E22/G02             F          128,250.00         ZZ
                                         360        128,178.11          4
                                       8.875          1,020.41         95
                                       8.625          1,020.41      135,000.00
    FT WAYNE         IN   46835          1            01/04/01         04
    0412259301                           05           02/01/01         30
    0412259301                           O            01/01/31
    0


    4155662          E22/G02             F          212,000.00         ZZ
                                         360        211,864.81          1
                                       8.250          1,592.69         80
                                       8.000          1,592.69      265,000.00
    WEST HILLS       CA   91307          5            12/21/00         00
    0412260853                           05           02/01/01          0
    0412260853                           O            01/01/31
    0


    4155671          E22/G02             F           75,000.00         ZZ
                                         360         74,956.85          1
                                       8.750            590.03         64
                                       8.500            590.03      118,000.00
    WASILLA          AK   99654          5            12/22/00         00
    0412283509                           05           02/01/01          0
    0412283509                           O            01/01/31
    0


    4155673          E22/G02             F          374,000.00         ZZ
                                         360        373,816.04          3
                                       9.500          3,144.79         75
                                       9.250          3,144.79      499,000.00
    BROOKLYN         NY   11205          1            01/04/01         00
    0412286130                           05           02/01/01          0
    0412286130                           N            01/01/31
    0


    4155677          E22/G02             F          193,600.00         ZZ
                                         360        193,600.00          1
                                       8.250          1,454.45         80
                                       8.000          1,454.45      242,000.00
    LAKE OSWEGO      OR   97035          2            12/28/00         00
    0412294241                           05           03/01/01          0
1


    0412294241                           O            02/01/31
    0


    4155678          E22/G02             F          142,100.00         ZZ
                                         360        142,020.34          1
                                       8.875          1,130.61         90
                                       8.625          1,130.61      157,900.00
    EMMET            MI   48022          1            12/22/00         04
    0412294407                           05           02/01/01         25
    0412294407                           O            01/01/31
    0


    4155681          E22/G02             F          117,000.00         ZZ
                                         360        116,937.74          1
                                       9.125            951.95         90
                                       8.875            951.95      130,000.00
    FERN PARK        FL   32730          5            12/29/00         10
    0412296477                           05           02/01/01         25
    0412296477                           O            01/01/31
    0


    4155689          E22/G02             F          112,000.00         ZZ
                                         360        111,937.21          1
                                       8.875            891.12         80
                                       8.625            891.12      140,000.00
    AUSTIN           TX   78734          5            12/26/00         00
    0412301046                           03           02/01/01          0
    0412301046                           O            01/01/31
    0


    4155698          E22/G02             F           59,500.00         ZZ
                                         360         59,500.00          1
                                       9.500            500.31         85
                                       9.250            500.31       70,000.00
    CHICAGO          IL   60613          1            01/04/01         04
    0412303836                           06           03/01/01         25
    0412303836                           N            02/01/31
    0


    4155700          E22/G02             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       9.625          1,121.99         80
                                       9.375          1,121.99      165,000.00
    WEST HARTFORD    CT   06107          5            12/27/00         00
    0412304164                           05           03/01/01          0
    0412304164                           N            02/01/31
    0


1


    4155705          E22/G02             F           90,900.00         ZZ
                                         360         90,852.88          1
                                       9.250            747.81         90
                                       9.000            747.81      101,000.00
    KATY             TX   77449          1            12/29/00         01
    0412307035                           03           02/01/01         25
    0412307035                           N            01/01/31
    0


    4155706          E22/G02             F          130,500.00         ZZ
                                         360        130,416.79          1
                                       8.250            980.40         90
                                       8.000            980.40      145,000.00
    BATON ROUGE      LA   70816          5            12/29/00         01
    0412307092                           05           02/01/01         25
    0412307092                           O            01/01/31
    0


    4155708          E22/G02             F          114,400.00         ZZ
                                         360        114,400.00          1
                                       9.250            941.14         80
                                       9.000            941.14      143,000.00
    GRESHAM          OR   97030          1            12/28/00         00
    0412308421                           05           03/01/01          0
    0412308421                           N            02/01/31
    0


    4155711          E22/G02             F           80,900.00         ZZ
                                         360         80,900.00          1
                                       9.125            658.23         90
                                       8.875            658.23       89,900.00
    HOUSTON          TX   77043          1            01/04/01         01
    0412312589                           03           03/01/01         25
    0412312589                           O            02/01/31
    0


    4155865          964/G02             F          183,500.00         ZZ
                                         360        183,388.83          1
                                       8.500          1,410.96         75
                                       8.250          1,410.96      245,000.00
    DENVER           CO   80205          5            12/13/00         00
    0432508042                           05           02/01/01          0
    95263                                N            01/01/31
    0


    4155875          025/025             F           85,000.00         ZZ
                                         360         84,188.05          1
                                       8.500            653.58         77
                                       8.250            653.58      111,500.00
1


    NORTH FORT MYER  FL   33917          1            10/15/99         00
    0021919907                           03           12/01/99          0
    0021919907                           O            11/01/29
    0


    4155884          700/G02             F           75,900.00         ZZ
                                         360         75,856.33          1
                                       8.750            597.11         95
                                       8.500            597.11       79,900.00
    LONG BEACH       CA   90802          1            12/11/00         10
    0432511772                           01           02/01/01         30
    00253432                             O            01/01/31
    0


    4156102          025/025             F           55,100.00         ZZ
                                         360         54,603.16          1
                                       9.125            448.31         75
                                       8.875            448.31       73,500.00
    MACON            GA   31211          2            10/01/99         00
    0020970190                           05           11/01/99          0
    0020970190                           O            10/01/29
    0


    4156191          E77/G02             F           75,000.00         ZZ
                                         360         74,954.56          1
                                       8.500            576.69         68
                                       8.250            576.69      111,000.00
    GLEN BURNIE      MD   21060          5            12/29/00         00
    0432510949                           05           02/01/01          0
    1010000621                           N            01/01/31
    0


    4156335          A33/G02             F          140,400.00         ZZ
                                         360        140,400.00          2
                                       8.250          1,054.78         90
                                       8.000          1,054.78      156,000.00
    WACO             TX   76705          1            01/15/01         11
    0432559862                           05           03/01/01         25
    92374688                             N            02/01/31
    0


    4157015          Q73/G02             F           83,700.00         ZZ
                                         360         83,700.00          1
                                       8.000            614.16         90
                                       7.750            614.16       93,000.00
    SOUTHAVEN        MS   38671          1            01/16/01         01
    0432565935                           05           03/01/01         17
    2761648                              O            02/01/31
    0
1




    4157526          E76/G02             F           88,000.00         ZZ
                                         360         87,948.05          1
                                       8.625            684.45         80
                                       8.375            684.45      110,000.00
    ARLINGTON        TX   76006          1            12/21/00         00
    0432510725                           05           02/01/01          0
    10002480                             O            01/01/31
    0


    4157700          U62/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       8.875            954.77         80
                                       8.625            954.77      150,000.00
    BAY SHORE        NY   11706          5            12/28/00         00
    0432514651                           05           03/01/01          0
    2001227940                           O            02/01/31
    0


    4158742          642/G02             F           76,450.00         ZZ
                                         360         76,399.99          1
                                       8.125            567.64         85
                                       7.875            567.64       90,000.00
    COLORADO SPRING  CO   80918          5            12/15/00         10
    0432529931                           09           02/01/01         12
    12107300                             O            01/01/31
    0


    4159301          168/168             F          132,000.00         ZZ
                                         240        131,782.77          1
                                       8.250          1,124.73         80
                                       8.000          1,124.73      165,000.00
    LEWISTON         NY   14092          1            12/21/00         00
    0249667797                           05           02/01/01          0
    0249667797                           O            01/01/21
    0


    4160025          F89/G02             F          103,520.00         ZZ
                                         360        103,453.99          1
                                       8.250            777.71         80
                                       8.000            777.71      129,400.00
    LAS VEGAS        NV   89128          1            12/21/00         00
    0432545507                           01           02/01/01          0
    5330                                 O            01/01/31
    0


    4160539          E22/G02             F          260,000.00         ZZ
                                         360        259,613.28          1
1


                                       9.500          2,186.23         80
                                       9.250          2,186.23      325,000.00
    ATLANTA          GA   30906          1            10/30/00         00
    0412215758                           05           12/01/00          0
    0412215758                           N            11/01/30
    0


    4160540          E22/G02             F           36,950.00         ZZ
                                         360         36,933.22          1
                                       9.875            320.85         90
                                       9.625            320.85       41,107.00
    AUBURN           IN   46706          1            01/05/01         04
    0412233728                           05           02/01/01         25
    0412233728                           N            01/01/31
    0


    4160542          E22/G02             F           61,200.00         ZZ
                                         360         61,167.44          1
                                       9.125            497.94         90
                                       8.875            497.94       68,009.00
    DELRAY BEACH     FL   33444          1            01/05/01         04
    0412249476                           05           02/01/01         25
    0412249476                           N            01/01/31
    0


    4160549          E22/G02             F          155,700.00         ZZ
                                         360        155,614.95          1
                                       9.000          1,252.80         90
                                       8.750          1,252.80      173,000.00
    DAVENPORT        FL   33837          1            12/29/00         04
    0412274680                           03           02/01/01         25
    0412274680                           N            01/01/31
    0


    4160556          E22/G02             F          131,600.00         ZZ
                                         360        131,531.78          4
                                       9.250          1,082.64         90
                                       9.000          1,082.64      146,300.00
    KENOSHA          WI   53144          1            01/05/01         04
    0412286395                           05           02/01/01         25
    0412286395                           N            01/01/31
    0


    4160559          E22/G02             F          128,000.00         ZZ
                                         360        128,000.00          1
                                       9.250          1,053.02         80
                                       9.000          1,053.02      160,000.00
    DERRY            NH   03038          5            12/27/00         00
    0412291759                           05           03/01/01          0
1


    0412291759                           O            02/01/31
    0


    4160564          E22/G02             F           96,400.00         ZZ
                                         360         96,345.96          1
                                       8.875            767.00         74
                                       8.625            767.00      132,000.00
    HUMBLE           TX   77338          1            01/04/01         00
    0412300600                           27           02/01/01          0
    0412300600                           O            01/01/31
    0


    4160571          E22/G02             F          216,000.00         ZZ
                                         360        215,875.73          1
                                       8.750          1,699.27         80
                                       8.500          1,699.27      270,000.00
    DALLAS           TX   75214          5            12/28/00         00
    0412304297                           05           02/01/01          0
    0412304297                           O            01/01/31
    0


    4160576          E22/G02             F          118,250.00         ZZ
                                         360        118,250.00          1
                                       9.125            962.13         90
                                       8.875            962.13      131,400.00
    CHESTERFIELD TW  MI   48047          1            01/05/01         04
    0412306573                           05           03/01/01         30
    0412306573                           O            02/01/31
    0


    4160577          E22/G02             F           73,800.00         ZZ
                                         360         73,762.73          1
                                       9.375            613.83         90
                                       9.125            613.83       82,000.00
    YUKON            OK   73099          1            01/05/01         01
    0412307712                           05           02/01/01         30
    0412307712                           O            01/01/31
    0


    4162604          637/G02             F          117,900.00         ZZ
                                         360        117,833.90          1
                                       8.875            938.07         90
                                       8.625            938.07      131,000.00
    HOLLISTER        MO   65672          1            12/15/00         10
    0432513406                           05           02/01/01         25
    0018757179                           O            01/01/31
    0


1


    4162631          E40/G02             F          225,000.00         ZZ
                                         360        225,000.00          1
                                       8.125          1,670.62         77
                                       7.875          1,670.62      292,500.00
    WOBURN           MA   01801          1            01/11/01         00
    0432548857                           05           03/01/01          0
    545000107                            O            02/01/31
    0


    4162711          624/G02             F          101,250.00         ZZ
                                         360        101,250.00          1
                                       9.250            832.96         75
                                       9.000            832.96      136,000.00
    SALT LAKE CITY   UT   84105          5            01/09/01         00
    0432550671                           05           03/01/01          0
    81700103303F                         N            02/01/31
    0


    4163250          455/G02             F          147,900.00         ZZ
                                         360        147,900.00          1
                                       9.250          1,216.74         80
                                       9.000          1,216.74      184,900.00
    ATLANTA          GA   30319          1            01/12/01         00
    0432559417                           05           03/01/01          0
    09001021                             N            02/01/31
    0


    4163393          025/025             F           80,000.00         ZZ
                                         360         79,544.23          1
                                       9.750            687.32         64
                                       9.500            687.32      125,000.00
    CANON CITY       CO   81212          5            05/09/00         00
    0137620027                           05           07/01/00          0
    0137620027                           O            06/01/30
    0


    4163643          E44/G02             F          190,000.00         ZZ
                                         360        190,000.00          4
                                       9.125          1,545.90         89
                                       8.875          1,545.90      215,000.00
    TREMONTON        UT   84337          2            01/10/01         12
    0432559599                           05           03/01/01         25
    58000018                             N            02/01/31
    0


    4164691          N34/G02             F          147,250.00         ZZ
                                         360        147,250.00          2
                                       9.375          1,224.75         95
                                       9.125          1,224.75      155,000.00
1


    CHICAGO          IL   60647          1            01/16/01         11
    0432559565                           05           03/01/01         30
    DOMENECH                             O            02/01/31
    0


    4165746          E22/G02             F           79,000.00         ZZ
                                         360         79,000.00          1
                                       8.875            628.56         90
                                       8.625            628.56       88,000.00
    JACKSON          MI   49201          2            01/02/01         04
    0412277907                           05           03/01/01         25
    0412277907                           O            02/01/31
    0


    4165749          E22/G02             F           72,000.00         ZZ
                                         360         72,000.00          3
                                       8.625            560.01         80
                                       8.375            560.01       90,000.00
    SAN JACINTO      CA   92583          1            12/28/00         00
    0412287898                           05           03/01/01          0
    0412287898                           O            02/01/31
    0


    4165752          E22/G02             F           45,000.00         ZZ
                                         360         45,000.00          3
                                       9.625            382.50         90
                                       9.375            382.50       50,000.00
    NEW BRITAIN      CT   06051          1            01/08/01         04
    0412290827                           05           03/01/01         25
    0412290827                           N            02/01/31
    0


    4165753          E22/G02             F          204,200.00         ZZ
                                         360        204,088.46          1
                                       9.000          1,643.04         87
                                       8.750          1,643.04      235,000.00
    QUEEN CREEK      AZ   85242          5            12/22/00         04
    0412290918                           05           02/01/01         25
    0412290918                           O            01/01/31
    0


    4165755          E22/G02             F          125,100.00         ZZ
                                         360        125,100.00          4
                                       8.500            961.91         90
                                       8.250            961.91      139,000.00
    FREMONT          NE   68025          1            01/08/01         04
    0412292088                           05           03/01/01         25
    0412292088                           N            02/01/31
    0
1




    4165756          E22/G02             F          195,300.00         ZZ
                                         360        195,300.00          1
                                       8.875          1,553.89         90
                                       8.625          1,553.89      217,000.00
    QUINCY           MA   02170          1            01/08/01         04
    0412292542                           05           03/01/01         25
    0412292542                           N            02/01/31
    0


    4165759          E22/G02             F           25,650.00         ZZ
                                         360         25,650.00          1
                                       9.375            213.34         95
                                       9.125            213.34       27,000.00
    NORMAN           OK   73071          1            01/08/01         04
    0412295503                           01           03/01/01         30
    0412295503                           O            02/01/31
    0


    4165775          E22/G02             F          108,450.00         ZZ
                                         360        108,450.00          4
                                       8.500            833.89         90
                                       8.250            833.89      120,500.00
    FREMONT          NE   68025          1            01/08/01         04
    0412305963                           05           03/01/01         25
    0412305963                           N            02/01/31
    0


    4165776          E22/G02             F          206,250.00         ZZ
                                         360        206,250.00          1
                                       9.250          1,696.77         74
                                       9.000          1,696.77      279,000.00
    NORRIDGE         IL   60634          5            01/03/01         00
    0412307225                           05           03/01/01          0
    0412307225                           O            02/01/31
    0


    4165783          E22/G02             F          142,800.00         ZZ
                                         360        142,800.00          1
                                       8.500          1,098.01         75
                                       8.250          1,098.01      192,000.00
    WYLIE            TX   75098          1            01/05/01         00
    0412315277                           05           03/01/01          0
    0412315277                           O            02/01/31
    0


    4167043          U62/G02             F          100,800.00         ZZ
                                         360        100,674.26          1
1


                                       8.375            766.15         80
                                       8.125            766.15      126,000.00
    SPRING           TX   77388          2            11/02/00         00
    0432553717                           05           01/01/01          0
    2001219785                           O            12/01/30
    0


    4167120          253/253             F          106,600.00         ZZ
                                         360        106,540.24          1
                                       8.875            848.16         65
                                       8.625            848.16      164,000.00
    BOULDER          CO   80301          5            12/28/00         00
    959865                               01           02/01/01          0
    959865                               N            01/01/31
    0


    4167860          G92/G02             F          238,000.00         ZZ
                                         240        237,602.18          1
                                       8.125          2,009.28         56
                                       7.875          2,009.28      430,000.00
    JAMUL            CA   91935          5            12/21/00         00
    0432540359                           05           02/01/01          0
    WASECKO                              O            01/01/21
    0


    4167982          168/168             F          185,000.00         ZZ
                                         360        184,896.29          4
                                       8.875          1,471.94         56
                                       8.625          1,471.94      335,000.00
    CHICAGO          IL   60651          5            12/22/00         00
    0189688505                           05           02/01/01          0
    0189688505                           O            01/01/31
    0


    4168232          U59/G02             F           17,600.00         ZZ
                                         360         17,589.87          1
                                       8.750            138.46         80
                                       8.500            138.46       22,000.00
    COFFEEN          IL   62017          1            01/19/01         00
    0432563898                           05           02/19/01          0
    800738402                            N            01/19/31
    0


    4168911          E86/G02             F          103,500.00         ZZ
                                         360        103,443.47          1
                                       9.000            832.78         90
                                       8.750            832.78      115,000.00
    NORTH BERGEN     NJ   07047          1            12/21/00         11
    0432570745                           08           02/01/01         25
1


    0000088593                           O            01/01/31
    0


    4169013          480/G02             F          152,000.00         ZZ
                                         360        151,912.55          1
                                       8.750          1,195.78         80
                                       8.500          1,195.78      190,000.00
    WETUMPKA         AL   36093          5            12/15/00         00
    0432527224                           05           02/01/01          0
    3469160                              O            01/01/31
    0


    4169224          E82/G02             F          111,200.00         ZZ
                                         360        111,200.00          2
                                       8.625            864.90         80
                                       8.375            864.90      139,000.00
    BELLINGHAM       WA   98226          1            01/08/01         00
    0400347746                           05           03/01/01          0
    0400347746                           O            02/01/31
    0


    4169226          E82/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
                                       8.875          1,591.29         75
                                       8.625          1,591.29      268,000.00
    MOUNTAIN TOP     PA   18707          1            01/08/01         00
    0400349411                           05           03/01/01          0
    0400349411                           O            02/01/31
    0


    4169227          E82/G02             F           72,050.00         ZZ
                                         360         72,050.00          1
                                       9.000            579.73         90
                                       8.750            579.73       80,100.00
    HILLSIDE         IL   60162          1            01/05/01         04
    0400365144                           05           03/01/01         25
    0400365144                           N            02/01/31
    0


    4169462          U62/G02             F          110,950.00         ZZ
                                         360        110,882.79          1
                                       8.500            853.11         95
                                       8.250            853.11      117,000.00
    BALTIMORE        MD   21215          5            12/23/00         04
    0432530632                           05           02/01/01         25
    2001226750                           O            01/01/31
    0


1


    4170655          B65/G02             F          124,560.00         ZZ
                                         360        124,560.00          1
                                       8.125            924.85         90
                                       7.875            924.85      138,400.00
    WORTHINGTON      OH   43085          1            01/15/01         04
    0432544799                           05           03/01/01         25
    213882710                            N            02/01/31
    0


    4171263          E22/G02             F           84,550.00         ZZ
                                         360         84,550.00          1
                                       9.250            695.57         90
                                       9.000            695.57       94,000.00
    OAK POINT        TX   75068          2            01/09/01         01
    0412277790                           03           03/01/01         25
    0412277790                           N            02/01/31
    0


    4171264          E22/G02             F           87,900.00         ZZ
                                         360         87,900.00          1
                                       8.250            660.36         71
                                       8.000            660.36      124,900.00
    BOZEMAN          MT   59718          1            01/08/01         00
    0412282584                           09           03/01/01          0
    0412282584                           O            02/01/31
    0


    4171265          E22/G02             F          145,000.00         ZZ
                                         360        145,000.00          1
                                       8.250          1,089.34         58
                                       8.000          1,089.34      251,000.00
    RALEIGH          NC   27609          5            01/04/01         00
    0412282881                           05           03/01/01          0
    0412282881                           O            02/01/31
    0


    4171273          E22/G02             F           66,400.00         ZZ
                                         360         66,400.00          1
                                       8.000            487.22         80
                                       7.750            487.22       83,000.00
    BETHANY          OK   73008          2            01/04/01         00
    0412291700                           05           03/01/01          0
    0412291700                           O            02/01/31
    0


    4171277          E22/G02             F          137,700.00         ZZ
                                         360        137,700.00          1
                                       8.500          1,058.79         91
                                       8.250          1,058.79      152,000.00
1


    COLUMBUS         OH   43229          5            01/04/01         04
    0412300345                           05           03/01/01         30
    0412300345                           O            02/01/31
    0


    4171278          E22/G02             F          120,000.00         ZZ
                                         360        119,927.30          1
                                       8.500            922.70         80
                                       8.250            922.70      150,000.00
    SAN DIEGO        CA   92109          1            12/21/00         00
    0412301103                           01           02/01/01          0
    0412301103                           O            01/01/31
    0


    4171279          E22/G02             F           91,500.00         ZZ
                                         360         91,500.00          1
                                       8.125            679.38         75
                                       7.875            679.38      122,000.00
    HAMMOND          LA   70401          5            01/04/01         00
    0412301822                           05           03/01/01          0
    0412301822                           O            02/01/31
    0


    4171282          E22/G02             F          162,400.00         ZZ
                                         360        162,400.00          1
                                       9.250          1,336.02         80
                                       9.000          1,336.02      203,000.00
    ROSEVILLE        CA   95747          1            01/04/01         00
    0412306060                           05           03/01/01          0
    0412306060                           N            02/01/31
    0


    4171285          E22/G02             F           49,500.00         ZZ
                                         360         49,500.00          2
                                       9.500            416.22         90
                                       9.250            416.22       55,000.00
    KANSAS CITY      MO   64131          1            01/09/01         04
    0412308280                           05           03/01/01         25
    0412308280                           N            02/01/31
    0


    4171289          E22/G02             F          211,150.00         ZZ
                                         360        211,150.00          1
                                       8.625          1,642.30         90
                                       8.375          1,642.30      234,621.00
    NORTH AURORA     IL   60542          1            01/09/01         04
    0412310864                           05           03/01/01         25
    0412310864                           O            02/01/31
    0
1




    4171290          E22/G02             F           34,800.00         ZZ
                                         240         34,800.00          1
                                       8.750            307.53         80
                                       8.500            307.53       43,500.00
    GRANBURY         TX   76048          1            01/05/01         00
    0412311003                           03           03/01/01          0
    0412311003                           O            02/01/21
    0


    4171586          E22/G02             F           82,000.00         ZZ
                                         360         82,000.00          1
                                       8.625            637.79         54
                                       8.375            637.79      152,000.00
    LOUISVILLE       CO   80027          2            01/09/01         00
    0412292872                           05           03/01/01          0
    0412292872                           N            02/01/31
    0


    4171792          E40/G02             F          138,700.00         ZZ
                                         360        138,700.00          1
                                       9.375          1,153.64         95
                                       9.125          1,153.64      146,000.00
    FRANKLIN         MA   02038          1            01/12/01         12
    0432558310                           01           03/01/01         30
    545000108                            O            02/01/31
    0


    4173185          168/168             F          210,000.00         ZZ
                                         360        209,872.78          1
                                       8.500          1,614.72         79
                                       8.250          1,614.72      268,310.00
    AMHERST          NY   14051          1            12/29/00         00
    0189598298                           05           02/01/01          0
    0189598298                           O            01/01/31
    0


    4173283          U05/G02             F          198,900.00         ZZ
                                         360        198,900.00          2
                                       9.125          1,618.32         90
                                       8.875          1,618.32      221,000.00
    CHICAGO          IL   60622          1            01/12/01         11
    0432564284                           05           03/01/01         25
    3095962                              N            02/01/31
    0


    4174982          G52/G02             F          243,000.00         ZZ
                                         360        242,877.29          4
1


                                       9.375          2,021.15         90
                                       9.125          2,021.15      270,000.00
    LOS ANGELES      CA   90063          1            12/20/00         10
    0432520468                           05           02/01/01         25
    83503911                             N            01/01/31
    0


    4176006          964/G02             F          111,200.00         ZZ
                                         360        111,200.00          3
                                       8.750            874.81         90
                                       8.500            874.81      123,600.00
    LAS VEGAS        NV   89030          1            01/12/01         10
    0432564532                           05           03/01/01         25
    97812                                N            02/01/31
    0


    4176501          E22/G02             F          104,000.00         ZZ
                                         360        103,938.60          2
                                       8.625            808.90         78
                                       8.375            808.90      135,000.00
    RAYTOWN          MO   64138          2            12/29/00         00
    0412224313                           05           02/01/01          0
    0412224313                           N            01/01/31
    0


    4176505          E22/G02             F          116,700.00         ZZ
                                         360        116,700.00          1
                                       8.875            928.52         80
                                       8.625            928.52      145,900.00
    BURKE            VA   22015          1            01/09/01         00
    0412245375                           09           03/01/01          0
    0412245375                           N            02/01/31
    0


    4176521          E22/G02             F           82,800.00         ZZ
                                         360         82,800.00          1
                                       8.750            651.39         90
                                       8.500            651.39       92,000.00
    WINTON           CA   95388          1            01/03/01         01
    0412308405                           05           03/01/01         25
    0412308405                           O            02/01/31
    0


    4176526          E22/G02             F          260,000.00         ZZ
                                         360        260,000.00          1
                                       8.375          1,976.19         80
                                       8.125          1,976.19      325,000.00
    FAIRFIELD        CT   06437          2            01/05/01         00
    0412309817                           05           03/01/01          0
1


    0412309817                           O            02/01/31
    0


    4176532          E22/G02             F          179,500.00         ZZ
                                         360        179,500.00          1
                                       8.625          1,396.13         90
                                       8.375          1,396.13      199,500.00
    CHICO            CA   95926          1            01/08/01         01
    0412315038                           05           03/01/01         25
    0412315038                           O            02/01/31
    0


    4176536          E22/G02             F          157,500.00         ZZ
                                         360        157,500.00          4
                                       9.375          1,310.01         90
                                       9.125          1,310.01      175,000.00
    AUSTIN           TX   78724          1            01/09/01         01
    0412318156                           05           03/01/01         25
    0412318156                           N            02/01/31
    0


    4176549          956/G02             F          123,750.00         T
                                         360        122,869.23          1
                                       9.500          1,040.56         75
                                       9.250          1,040.56      165,000.00
    BLOOMINGTON      MN   55438          1            12/01/00         00
    0432569010                           05           01/01/01          0
    3510110131                           O            12/01/30
    0


    4176940          637/G02             F          252,700.00         ZZ
                                         360        252,436.99          1
                                       9.250          2,078.90         78
                                       9.000          2,078.90      325,000.00
    UNION CITY       CA   94587          1            11/28/00         00
    0432575439                           09           01/01/01          0
    0015460546                           N            12/01/30
    0


    4178511          R19/G02             F          238,500.00         ZZ
                                         360        238,500.00          4
                                       9.000          1,919.03         90
                                       8.750          1,919.03      265,000.00
    HAMPTON          NH   03842          1            01/19/01         23
    0432579019                           05           03/01/01          0
    4178511                              O            02/01/31
    0


1


    4179120          637/G02             F           72,000.00         ZZ
                                         360         71,965.50          4
                                       9.625            612.00         90
                                       9.375            612.00       80,000.00
    DUSON            LA   70529          1            12/15/00         01
    0432548626                           05           02/01/01         25
    0017692724                           N            01/01/31
    0


    4181653          665/G02             F          195,000.00         ZZ
                                         360        194,881.87          1
                                       8.500          1,499.38         65
                                       8.250          1,499.38      303,500.00
    SALINAS          CA   93906          5            12/22/00         00
    0432533354                           05           02/01/01          0
    88004485                             O            01/01/31
    0


    4181702          637/G02             F           72,000.00         ZZ
                                         360         71,965.50          4
                                       9.625            612.00         90
                                       9.375            612.00       80,000.00
    DUSON            LA   70529          1            12/15/00         01
    0432526150                           05           02/01/01         25
    0017692799                           N            01/01/31
    0


    4181917          E22/G02             F          113,000.00         ZZ
                                         360        113,000.00          1
                                       9.500            950.17         90
                                       9.250            950.17      125,660.00
    WEST NEW YORK    NJ   07093          1            01/11/01         04
    0412215741                           05           03/01/01         25
    0412215741                           N            02/01/31
    0


    4181924          E22/G02             F           52,000.00         ZZ
                                         360         52,000.00          1
                                       8.875            413.74         65
                                       8.625            413.74       80,000.00
    MT CLEMENS       MI   48043          1            01/11/01         00
    0412278434                           05           03/01/01          0
    0412278434                           N            02/01/31
    0


    4181926          E22/G02             F           82,800.00         ZZ
                                         360         82,800.00          1
                                       8.750            651.39         90
                                       8.500            651.39       92,000.00
1


    DALLAS           TX   75214          1            01/08/01         01
    0412298523                           05           03/01/01         25
    0412298523                           O            02/01/31
    0


    4181928          E22/G02             F          208,000.00         ZZ
                                         360        208,000.00          2
                                       9.000          1,673.62         80
                                       8.750          1,673.62      260,000.00
    WEST AMWELL      NJ   08551          1            01/11/01         00
    0412307902                           05           03/01/01          0
    0412307902                           N            02/01/31
    0


    4181934          E22/G02             F           63,600.00         ZZ
                                         360         63,600.00          1
                                       8.750            500.34         80
                                       8.500            500.34       79,500.00
    WEST CHESTER     OH   45069          1            01/11/01         00
    0412311433                           01           03/01/01          0
    0412311433                           O            02/01/31
    0


    4181937          E22/G02             F          260,000.00         ZZ
                                         360        260,000.00          1
                                       8.375          1,976.19         80
                                       8.125          1,976.19      325,000.00
    SALINAS          CA   93901          1            01/10/01         00
    0412313918                           05           03/01/01          0
    0412313918                           O            02/01/31
    0


    4181940          E22/G02             F          151,650.00         ZZ
                                         360        151,650.00          1
                                       8.625          1,179.52         80
                                       8.375          1,179.52      189,619.00
    VANCOUVER        WA   98686          1            01/08/01         00
    0412317976                           05           03/01/01          0
    0412317976                           O            02/01/31
    0


    4181942          E22/G02             F          105,550.00         ZZ
                                         360        105,550.00          1
                                       9.375            877.91         70
                                       9.125            877.91      152,000.00
    TROY             MI   48098          5            01/11/01         00
    0412318594                           05           03/01/01          0
    0412318594                           N            02/01/31
    0
1




    4182434          A33/G02             F           59,400.00         ZZ
                                         360         59,400.00          1
                                       9.250            488.67         90
                                       9.000            488.67       66,000.00
    TAYLOR           MI   48180          1            01/19/01         11
    0432568509                           05           03/01/01         25
    038096243                            N            02/01/31
    0


    4184999          G52/G02             F           97,600.00         ZZ
                                         360         97,600.00          1
                                       8.375            741.83         80
                                       8.125            741.83      122,000.00
    TUCSON           AZ   85741          1            01/23/01         00
    0432574887                           05           03/01/01          0
    97003680                             O            02/01/31
    0


    4185183          G52/G02             F          128,700.00         ZZ
                                         360        128,700.00          1
                                       8.250            966.88         90
                                       8.000            966.88      143,000.00
    TUCSON           AZ   85715          1            01/22/01         10
    0432577542                           05           03/01/01         25
    99006808                             O            02/01/31
    0


    4187435          168/168             F          148,700.00         ZZ
                                         360        148,609.92          3
                                       8.500          1,143.37         80
                                       8.250          1,143.37      185,900.00
    BREWSTER         NY   10509          1            12/29/00         00
    0189667516                           05           02/01/01          0
    0189667516                           O            01/01/31
    0


    4187845          696/G02             F          174,250.00         ZZ
                                         360        174,250.00          1
                                       8.125          1,293.80         80
                                       7.875          1,293.80      217,840.00
    ELKRIDGE         MD   21075          1            01/12/01         00
    0432529733                           03           03/01/01          0
    30101003                             O            02/01/31
    0


    4188704          253/253             F          210,320.00         ZZ
                                         360        210,192.59          1
1


                                       8.500          1,617.18         80
                                       8.250          1,617.18      262,900.00
    LITTLETON        CO   80127          1            12/29/00         00
    959411                               05           02/01/01          0
    959411                               O            01/01/31
    0


    4190049          E82/G02             F           30,000.00         ZZ
                                         360         30,000.00          1
                                       9.125            244.09         30
                                       8.875            244.09      102,000.00
    EMINENCE         KY   40019          2            01/16/01         00
    0400289716                           05           03/01/01          0
    0400289716                           N            02/01/31
    0


    4190050          E82/G02             F           53,300.00         ZZ
                                         360         53,300.00          1
                                       8.625            414.56         55
                                       8.375            414.56       98,000.00
    MARYDEL          MD   21649          2            01/09/01         00
    0400345088                           05           03/01/01          0
    0400345088                           O            02/01/31
    0


    4190619          E22/G02             F           58,500.00         ZZ
                                         360         58,500.00          1
                                       8.750            460.22         90
                                       8.500            460.22       65,000.00
    CHICAGO          IL   60617          1            01/12/01         04
    0412260903                           05           03/01/01         25
    0412260903                           O            02/01/31
    0


    4190621          E22/G02             F          112,500.00         ZZ
                                         360        112,500.00          4
                                       9.500            945.96         90
                                       9.250            945.96      125,000.00
    HARVEY           LA   70058          1            01/12/01         04
    0412273369                           05           03/01/01         25
    0412273369                           N            02/01/31
    0


    4190626          E22/G02             F           55,250.00         ZZ
                                         360         55,250.00          1
                                       9.125            449.53         85
                                       8.875            449.53       65,000.00
    GOLDEN           CO   80401          5            01/08/01         04
    0412289316                           01           03/01/01         12
1


    0412289316                           O            02/01/31
    0


    4190635          E22/G02             F           74,450.00         ZZ
                                         360         74,450.00          2
                                       9.500            626.02         90
                                       9.250            626.02       82,758.00
    NAPLES           FL   34113          1            01/12/01         10
    0412295693                           05           03/01/01         25
    0412295693                           N            02/01/31
    0


    4190646          E22/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
                                       8.500            861.18         80
                                       8.250            861.18      140,000.00
    CONROE           TX   77302          5            01/08/01         00
    0412308215                           03           03/01/01          0
    0412308215                           O            02/01/31
    0


    4190647          E22/G02             F           39,150.00         ZZ
                                         360         39,150.00          1
                                       8.375            297.57         90
                                       8.125            297.57       43,500.00
    KILLINGLY        CT   06239          1            01/12/01         01
    0412309346                           01           03/01/01         25
    0412309346                           O            02/01/31
    0


    4190656          E22/G02             F          100,800.00         ZZ
                                         360        100,800.00          1
                                       9.000            811.06         80
                                       8.750            811.06      126,000.00
    WOODBURY         MN   55125          1            01/15/01         00
    0412316283                           03           03/01/01          0
    0412316283                           O            02/01/31
    0


    4190657          E22/G02             F          166,250.00         ZZ
                                         360        166,250.00          4
                                       8.625          1,293.08         95
                                       8.375          1,293.08      175,000.00
    HOUSTON          TX   77004          1            01/12/01         04
    0412316770                           05           03/01/01         30
    0412316770                           O            02/01/31
    0


1


    4190663          E22/G02             F           87,200.00         ZZ
                                         360         87,200.00          1
                                       9.000            701.63         90
                                       8.750            701.63       96,900.00
    GROVE CITY       OH   43123          1            01/12/01         04
    0412320376                           05           03/01/01         25
    0412320376                           N            02/01/31
    0


    4190669          E22/G02             F          102,150.00         ZZ
                                         360        102,150.00          1
                                       9.000            821.92         90
                                       8.750            821.92      113,500.00
    MIDLOTHIAN       TX   76065          4            01/12/01         01
    0412325102                           05           03/01/01         25
    0412325102                           O            02/01/31
    0


    4190804          M66/G02             F          225,000.00         ZZ
                                         360        224,886.37          3
                                       9.375          1,871.44         90
                                       9.125          1,871.44      250,000.00
    NEWARK           NJ   07107          1            12/29/00         01
    0432532455                           05           02/01/01         25
    210336                               O            01/01/31
    0


    4190976          168/168             F           67,500.00         ZZ
                                         360         67,462.16          2
                                       8.875            537.07         90
                                       8.625            537.07       75,000.00
    FORT WORTH       TX   76140          1            12/18/00         14
    0189651601                           05           02/01/01         25
    0189651601                           N            01/01/31
    0


    4190987          964/G02             F          369,000.00         ZZ
                                         360        368,793.13          4
                                       8.875          2,935.93         90
                                       8.625          2,935.93      410,000.00
    KENMORE          WA   98028          1            12/21/00         11
    0432566362                           05           02/01/01         25
    96745                                N            01/01/31
    0


    4191249          B60/G02             F          250,000.00         ZZ
                                         360        250,000.00          4
                                       8.500          1,922.28         88
                                       8.250          1,922.28      285,000.00
1


    LONG BEACH       CA   90805          1            01/05/01         01
    0432576221                           05           03/01/01         25
    308218                               N            02/01/31
    0


    4191357          624/G02             F          184,000.00         ZZ
                                         360        184,000.00          1
                                       8.375          1,398.53         80
                                       8.125          1,398.53      230,000.00
    INDIO            CA   92201          1            01/10/01         00
    0432567741                           03           03/01/01          0
    85600510023F                         O            02/01/31
    0


    4192138          K30/G02             F          139,050.00         ZZ
                                         360        138,972.05          1
                                       8.875          1,106.34         90
                                       8.625          1,106.34      155,000.00
    SACRAMENTO       CA   95833          5            12/14/00         14
    0432538841                           05           02/01/01         25
    0075488                              O            01/01/31
    0


    4193600          950/G02             F          140,000.00         ZZ
                                         360        139,917.34          1
                                       8.625          1,088.91         59
                                       8.375          1,088.91      240,000.00
    SEATTLE          WA   98136          5            12/18/00         00
    0432556173                           05           02/01/01          0
    E4011058                             O            01/01/31
    0


    4194028          964/G02             F          131,750.00         ZZ
                                         360        131,665.99          1
                                       8.250            989.79         85
                                       8.000            989.79      155,000.00
    AURORA           CO   80010          5            12/29/00         10
    0432558385                           05           02/01/01         12
    95608                                O            01/01/31
    0


    4195042          E22/G02             F          154,350.00         ZZ
                                         360        154,350.00          1
                                       8.750          1,214.27         90
                                       8.500          1,214.27      171,500.00
    DAVENPORT        FL   33837          1            01/10/01         10
    0412269201                           03           03/01/01         25
    0412269201                           N            02/01/31
    0
1




    4195049          E22/G02             F           41,400.00         ZZ
                                         360         41,400.00          1
                                       8.875            329.40         90
                                       8.625            329.40       46,000.00
    PORT ST LUCIE    FL   34983          1            01/16/01         10
    0412286833                           05           03/01/01         25
    0412286833                           N            02/01/31
    0


    4195059          E22/G02             F           99,750.00         ZZ
                                         360         99,750.00          3
                                       8.500            766.99         95
                                       8.250            766.99      105,000.00
    LAKE CHARLES     LA   70605          1            01/12/01         04
    0412298168                           05           03/01/01         30
    0412298168                           O            02/01/31
    0


    4195061          E22/G02             F           80,000.00         ZZ
                                         360         80,000.00          1
                                       8.750            629.36         80
                                       8.500            629.36      100,000.00
    INDEPENDENCE     MO   64057          5            01/10/01         00
    0412299208                           27           03/01/01          0
    0412299208                           O            02/01/31
    0


    4195073          E22/G02             F          199,200.00         ZZ
                                         360        199,200.00          1
                                       8.875          1,584.92         80
                                       8.625          1,584.92      249,000.00
    CARROLLTON       TX   75007          5            01/10/01         00
    0412311706                           05           03/01/01          0
    0412311706                           O            02/01/31
    0


    4195075          E22/G02             F          156,750.00         ZZ
                                         360        156,750.00          4
                                       8.125          1,163.86         95
                                       7.875          1,163.86      165,000.00
    NEW HAVEN        CT   06515          1            01/16/01         04
    0412312324                           05           03/01/01         30
    0412312324                           O            02/01/31
    0


    4195085          E22/G02             F           50,000.00         ZZ
                                         360         50,000.00          1
1


                                       9.125            406.82         59
                                       8.875            406.82       86,000.00
    WAYNE            MI   48184          5            01/16/01         00
    0412319469                           05           03/01/01          0
    0412319469                           N            02/01/31
    0


    4195088          E22/G02             F           63,200.00         ZZ
                                         360         63,200.00          1
                                       9.000            508.52         80
                                       8.750            508.52       79,000.00
    FOREST PARK      GA   30050          1            01/16/01         00
    0412320533                           05           03/01/01          0
    0412320533                           N            02/01/31
    0


    4195091          E22/G02             F           74,250.00         ZZ
                                         360         74,250.00          4
                                       9.375            617.57         75
                                       9.125            617.57       99,000.00
    OMAHA            NE   68131          1            01/15/01         00
    0412324725                           05           03/01/01          0
    0412324725                           N            02/01/31
    0


    4195092          E22/G02             F          111,950.00         ZZ
                                         360        111,950.00          1
                                       8.750            880.71         80
                                       8.500            880.71      139,995.00
    NORTHGLEN        CO   80233          1            01/16/01         00
    0412325078                           09           03/01/01          0
    0412325078                           N            02/01/31
    0


    4195837          637/G02             F          118,800.00         ZZ
                                         360        118,736.78          1
                                       9.125            966.60         90
                                       8.875            966.60      132,000.00
    FARMERVILLE      LA   71241          1            12/22/00         01
    0432557296                           05           02/01/01         25
    0017693946                           O            01/01/31
    0


    4198631          742/G02             F           76,500.00         ZZ
                                         360         76,500.00          1
                                       8.375            581.46         90
                                       8.125            581.46       85,000.00
    CHESTER          NY   10918          1            01/23/01         04
    0432577179                           05           03/01/01         25
1


    6183412                              O            02/01/31
    0


    4198682          A52/G02             F          179,000.00         ZZ
                                         360        179,000.00          1
                                       8.500          1,376.36         69
                                       8.250          1,376.36      260,000.00
    ATLANTA          GA   30315          5            01/19/01         00
    0432578912                           05           03/01/01          0
    13452                                N            02/01/31
    0


    4200006          E22/G02             F           90,000.00         ZZ
                                         360         90,000.00          1
                                       9.500            756.77         90
                                       9.250            756.77      100,000.00
    DEARBORN HEIGHT  MI   48127          1            01/17/01         04
    0412256752                           05           03/01/01         25
    0412256752                           N            02/01/31
    0


    4200007          E22/G02             F          193,000.00         ZZ
                                         360        193,000.00          1
                                       9.000          1,552.92         82
                                       8.750          1,552.92      236,000.00
    WYOMING          MI   49509          2            01/11/01         04
    0412260267                           05           03/01/01         12
    0412260267                           O            02/01/31
    0


    4200013          E22/G02             F           84,600.00         ZZ
                                         360         84,600.00          4
                                       9.000            680.71         90
                                       8.750            680.71       94,000.00
    ABERDEEN         WA   98520          1            01/09/01         11
    0412292104                           05           03/01/01         25
    0412292104                           N            02/01/31
    0


    4200018          E22/G02             F          166,500.00         ZZ
                                         360        166,500.00          1
                                       8.125          1,236.26         76
                                       7.875          1,236.26      220,000.00
    WINDER           GA   30680          2            01/11/01         00
    0412300410                           05           03/01/01          0
    0412300410                           O            02/01/31
    0


1


    4200023          E22/G02             F          224,000.00         ZZ
                                         360        224,000.00          1
                                       8.375          1,702.56         80
                                       8.125          1,702.56      280,000.00
    CHICAGO          IL   60656          5            01/11/01         00
    0412308702                           05           03/01/01          0
    0412308702                           O            02/01/31
    0


    4200026          E22/G02             F           65,500.00         ZZ
                                         360         65,500.00          1
                                       8.750            515.29         90
                                       8.500            515.29       73,000.00
    NILES            MI   49120          5            01/11/01         04
    0412310682                           05           03/01/01         25
    0412310682                           O            02/01/31
    0


    4200028          E22/G02             F           73,000.00         ZZ
                                         360         73,000.00          1
                                       8.125            542.02         80
                                       7.875            542.02       92,000.00
    PUEBLO           CO   81005          2            01/12/01         00
    0412315368                           05           03/01/01          0
    0412315368                           O            02/01/31
    0


    4200035          E22/G02             F           80,150.00         ZZ
                                         360         80,150.00          1
                                       9.500            673.94         80
                                       9.250            673.94      100,206.00
    LEXINGTON        KY   40509          1            01/17/01         00
    0412323347                           05           03/01/01          0
    0412323347                           N            02/01/31
    0


    4200037          E22/G02             F          135,000.00         ZZ
                                         360        135,000.00          2
                                       9.500          1,135.15         90
                                       9.250          1,135.15      150,000.00
    OXFORD           OH   45056          2            01/17/01         04
    0412325524                           05           03/01/01         25
    0412325524                           N            02/01/31
    0


    4200038          E22/G02             F          240,250.00         ZZ
                                         360        240,250.00          1
                                       8.875          1,911.54         90
                                       8.625          1,911.54      266,988.00
1


    MIRAMAR          FL   33027          1            01/17/01         10
    0412325557                           03           03/01/01         25
    0412325557                           O            02/01/31
    0


    4200382          E82/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       8.875            954.77         80
                                       8.625            954.77      150,900.00
    NORTH BRUNSWICK  NJ   08902          1            01/17/01         00
    0400339248                           01           03/01/01          0
    0400339248                           O            02/01/31
    0


    4201252          637/G02             F          157,250.00         ZZ
                                         360        157,157.15          1
                                       8.625          1,223.08         80
                                       8.375          1,223.08      196,600.00
    CAMERON PARK     CA   95682          1            12/07/00         00
    0432558401                           05           02/01/01          0
    0021477567                           N            01/01/31
    0


    4202472          M66/G02             F          122,400.00         ZZ
                                         360        122,338.18          2
                                       9.375          1,018.07         90
                                       9.125          1,018.07      136,000.00
    NORTH BERGEN     NJ   07047          1            12/21/00         11
    0432565257                           05           02/01/01         25
    210563                               N            01/01/31
    0


    4202779          K30/G02             F          116,100.00         ZZ
                                         360        116,100.00          4
                                       8.875            923.74         90
                                       8.625            923.74      129,000.00
    EL PASO          TX   79936          1            01/05/01         11
    0432562700                           05           03/01/01         25
    0076013                              N            02/01/31
    0


    4204124          526/526             F          246,750.00         T
                                         360        245,614.30          1
                                       8.875          1,963.25         76
                                       8.625          1,963.25      325,500.00
    HENDERSON        NV   89015          1            05/11/00         00
    0408123                              05           07/01/00          0
    0408123                              O            06/01/30
    0
1




    4204125          526/526             F          253,600.00         ZZ
                                         360        253,299.48          1
                                       8.625          1,972.47         75
                                       8.375          1,972.47      338,155.00
    AURORA           CO   80016          1            11/21/00         00
    0410014                              05           01/01/01          0
    0410014                              O            12/01/30
    0


    4204130          526/526             F           80,883.00         ZZ
                                         360         80,832.73          1
                                       8.375            614.77         90
                                       8.125            614.77       89,870.00
    HOUSTON          TX   77056          1            12/12/00         11
    0416675                              01           02/01/01         25
    0416675                              O            01/01/31
    0


    4204131          526/526             F          139,180.00         ZZ
                                         360        139,099.92          1
                                       8.750          1,094.93         90
                                       8.500          1,094.93      154,644.00
    ANTHEM           AZ   85086          1            12/13/00         12
    0416794                              03           02/01/01         25
    0416794                              O            01/01/31
    0


    4204148          526/526             F          122,350.00         ZZ
                                         360        122,065.33          1
                                       8.750            962.53         89
                                       8.500            962.53      138,500.00
    MESA             AZ   85206          1            09/20/00         01
    0422083                              05           11/01/00         25
    0422083                              O            10/01/30
    0


    4204154          526/526             F          252,000.00         ZZ
                                         360        251,413.67          1
                                       8.750          1,982.49         90
                                       8.500          1,982.49      280,000.00
    MESA             AZ   85213          1            09/25/00         12
    0423762                              05           11/01/00         25
    0423762                              N            10/01/30
    0


    4204159          526/526             F          177,300.00         ZZ
                                         360        177,200.60          3
1


                                       8.875          1,410.68         90
                                       8.625          1,410.68      197,000.00
    BROCKTON         MA   02301          1            12/21/00         01
    0424478                              05           02/01/01         25
    0424478                              N            01/01/31
    0


    4204163          526/526             F          139,500.00         T
                                         360        139,415.49          1
                                       8.500          1,072.63         70
                                       8.250          1,072.63      199,344.00
    DAVENPORT        FL   33837          1            12/13/00         00
    0425030                              03           02/01/01          0
    0425030                              O            01/01/31
    0


    4204167          526/526             F          171,750.00         ZZ
                                         360        171,551.64          1
                                       8.750          1,351.16         75
                                       8.500          1,351.16      229,000.00
    TAUNTON          MA   02780          1            11/30/00         00
    0425578                              05           01/01/01          0
    0425578                              O            12/01/30
    0


    4204170          526/526             F          132,400.00         ZZ
                                         360        132,209.51          1
                                       8.750          1,041.59         80
                                       8.500          1,041.59      165,605.00
    PRESCOTT         AZ   86305          1            12/22/00         00
    0426061                              05           02/01/01          0
    0426061                              O            01/01/31
    0


    4204173          526/526             F          126,000.00         ZZ
                                         360        125,842.83          1
                                       8.375            957.69         90
                                       8.125            957.69      140,000.00
    PORTLAND         OR   97206          1            11/21/00         12
    0426275                              05           01/01/01         25
    0426275                              N            12/01/30
    0


    4204176          526/526             F          171,600.00         ZZ
                                         360        171,285.90          1
                                       8.500          1,319.46         90
                                       8.250          1,319.46      190,725.00
    PARK CITY        UT   84098          1            10/30/00         12
    0426530                              05           12/01/00         25
1


    0426530                              N            11/01/30
    0


    4204181          526/526             F          121,812.00         ZZ
                                         360        121,738.20          1
                                       8.500            936.63         80
                                       8.250            936.63      152,265.00
    BONITA SPRINGS   FL   34134          1            12/12/00         00
    0427071                              01           02/01/01          0
    0427071                              O            01/01/31
    0


    4204184          526/526             F           75,350.00         ZZ
                                         360         75,305.52          1
                                       8.625            586.06         50
                                       8.375            586.06      150,790.00
    LAS VEGAS        NV   89147          1            12/13/00         00
    0427301                              09           02/01/01          0
    0427301                              O            01/01/31
    0


    4204196          526/526             F          143,900.00         ZZ
                                         360        143,817.21          1
                                       8.750          1,132.06         90
                                       8.500          1,132.06      160,479.00
    SCHERERVILLE     IN   46375          1            12/13/00         11
    0428090                              05           02/01/01         25
    0428090                              O            01/01/31
    0


    4204200          526/526             F          204,592.00         ZZ
                                         360        204,330.18          1
                                       8.250          1,537.03         80
                                       8.000          1,537.03      255,740.00
    CHULA VISTA      CA   91915          1            11/06/00         00
    0428207                              03           01/01/01          0
    0428207                              N            12/01/30
    0


    4204201          526/526             F          152,000.00         T
                                         360        151,824.47          1
                                       8.750          1,195.78         80
                                       8.500          1,195.78      190,000.00
    SANTA ROSA BEAC  FL   32459          1            11/06/00         00
    0428254                              05           01/01/01          0
    0428254                              O            12/01/30
    0


1


    4204204          526/526             F           49,900.00         ZZ
                                         360         49,843.84          1
                                       8.875            397.03         82
                                       8.625            397.03       61,000.00
    STREAMWOOD       IL   60107          2            12/04/00         12
    0428335                              01           01/01/01         12
    0428335                              O            12/01/30
    0


    4204206          526/526             F           94,500.00         ZZ
                                         360         94,382.11          1
                                       8.375            718.27         70
                                       8.125            718.27      135,000.00
    ROWLETT          TX   75089          1            11/29/00         00
    0428564                              05           01/01/01          0
    0428564                              O            12/01/30
    0


    4204208          526/526             F           75,000.00         ZZ
                                         360         74,869.59          1
                                       8.750            590.03         75
                                       8.500            590.03      100,000.00
    BRECKENRIDGE     CO   80424          1            11/01/00         00
    0428594                              01           12/01/00          0
    0428594                              N            11/01/30
    0


    4204210          526/526             F          139,365.00         ZZ
                                         360        139,286.87          4
                                       8.875          1,108.85         95
                                       8.625          1,108.85      146,700.00
    VICTORVILLE      CA   92376          1            12/19/00         12
    0428628                              05           02/01/01         30
    0428628                              O            01/01/31
    0


    4204213          526/526             F          180,700.00         ZZ
                                         360        180,491.31          2
                                       8.750          1,421.57         65
                                       8.500          1,421.57      278,000.00
    DENVER           CO   80211          5            11/16/00         00
    0428728                              05           01/01/01          0
    0428728                              N            12/01/30
    0


    4204218          526/526             F          162,000.00         ZZ
                                         360        161,909.18          1
                                       8.875          1,288.94         83
                                       8.625          1,288.94      197,000.00
1


    INDIANAPOLI      IN   46236          5            12/13/00         11
    0429064                              03           02/01/01         12
    0429064                              O            01/01/31
    0


    4204225          526/526             F          125,350.00         ZZ
                                         360        125,159.36          1
                                       8.125            930.72         66
                                       7.875            930.72      190,000.00
    PLAINFIELD       IL   60544          5            11/27/00         00
    0429466                              05           01/01/01          0
    0429466                              O            12/01/30
    0


    4204231          526/526             F           33,600.00         ZZ
                                         360         33,558.09          1
                                       8.375            255.38         80
                                       8.125            255.38       42,000.00
    LAKE HAVASU CIT  AZ   86403          1            11/15/00         00
    0429725                              01           01/01/01          0
    0429725                              N            12/01/30
    0


    4204233          526/526             F          190,800.00         ZZ
                                         360        190,690.23          1
                                       8.750          1,501.02         90
                                       8.500          1,501.02      212,000.00
    OLATHE           CO   81425          2            12/18/00         12
    0429772                              05           02/01/01         25
    0429772                              O            01/01/31
    0


    4204236          526/526             F          229,000.00         ZZ
                                         360        228,857.66          1
                                       8.375          1,740.57         79
                                       8.125          1,740.57      290,000.00
    LEAWOOD          KS   66224          5            12/20/00         00
    0429818                              03           02/01/01          0
    0429818                              O            01/01/31
    0


    4204237          526/526             F          139,500.00         ZZ
                                         360        139,347.03          1
                                       9.000          1,122.45         90
                                       8.750          1,122.45      155,000.00
    PHOENIX          AZ   85032          1            11/15/00         12
    0429832                              05           01/01/01         25
    0429832                              N            12/01/30
    0
1




    4204238          526/526             F          139,500.00         ZZ
                                         360        139,347.03          1
                                       9.000          1,122.45         90
                                       8.750          1,122.45      155,000.00
    PHOENIX          AZ   85032          1            11/15/00         12
    0429834                              05           01/01/01         25
    0429834                              N            12/01/30
    0


    4204241          526/526             F          139,500.00         ZZ
                                         360        139,347.03          1
                                       9.000          1,122.45         90
                                       8.750          1,122.45      155,000.00
    PHOENIX          AZ   85032          1            11/15/00         12
    0429854                              05           01/01/01         25
    0429854                              N            12/01/30
    0


    4204242          526/526             F          139,500.00         ZZ
                                         360        139,347.03          4
                                       9.000          1,122.45         90
                                       8.750          1,122.45      155,000.00
    PHOENIX          AZ   85032          1            11/15/00         12
    0429856                              05           01/01/01         25
    0429856                              N            12/01/30
    0


    4204246          526/526             F          240,000.00         ZZ
                                         360        239,861.92          1
                                       8.750          1,888.08         55
                                       8.500          1,888.08      440,000.00
    BOSTON           MA   02116          5            12/08/00         00
    0429966                              01           02/01/01          0
    0429966                              N            01/01/31
    0


    4204247          526/526             F          135,750.00         ZZ
                                         360        135,675.85          3
                                       9.000          1,092.28         75
                                       8.750          1,092.28      181,000.00
    TAUNTON          MA   02780          1            12/20/00         00
    0430073                              05           02/01/01          0
    0430073                              O            01/01/31
    0


    4204252          526/526             F           82,500.00         ZZ
                                         360         82,453.75          1
1


                                       8.875            656.41         75
                                       8.625            656.41      110,000.00
    ANDALUSIA        AL   36420          2            12/22/00         00
    0430118                              05           02/01/01          0
    0430118                              O            01/01/31
    0


    4204254          526/526             F          239,200.00         ZZ
                                         360        239,062.38          1
                                       8.750          1,881.79         80
                                       8.500          1,881.79      299,000.00
    SCOTTSDALE       AZ   85255          1            12/11/00         00
    0430139                              03           02/01/01          0
    0430139                              O            01/01/31
    0


    4204256          526/526             F           78,300.00         ZZ
                                         360         78,256.10          1
                                       8.875            622.99         90
                                       8.625            622.99       87,000.00
    GLENDALE         AZ   85304          1            12/01/00         12
    0430160                              05           02/01/01         25
    0430160                              N            01/01/31
    0


    4204257          526/526             F          187,000.00         ZZ
                                         360        186,880.76          1
                                       8.250          1,404.87         74
                                       8.000          1,404.87      255,000.00
    CATHEDRAL CITY   CA   92234          2            11/28/00         00
    0430177                              05           02/01/01          0
    0430177                              O            01/01/31
    0


    4204259          526/526             F          267,750.00         ZZ
                                         360        267,416.00          1
                                       8.375          2,035.09         60
                                       8.125          2,035.09      450,000.00
    FLAGSTAFF        AZ   86001          5            11/10/00         00
    0430230                              05           01/01/01          0
    0430230                              O            12/01/30
    0


    4204263          526/526             F          113,950.00         ZZ
                                         360        113,886.12          4
                                       8.875            906.64         95
                                       8.625            906.64      119,988.00
    LOCKPORT         IL   60441          1            12/07/00         12
    0430303                              05           02/01/01         30
1


    0430303                              O            01/01/31
    0


    4204265          526/526             F          171,000.00         ZZ
                                         360        170,896.41          1
                                       8.500          1,314.84         90
                                       8.250          1,314.84      190,000.00
    TEMPE            AZ   85284          1            12/06/00         12
    0430346                              03           02/01/01         25
    0430346                              N            01/01/31
    0


    4204276          526/526             F           93,600.00         ZZ
                                         360         93,486.20          1
                                       8.500            719.70         90
                                       8.250            719.70      104,000.00
    MESA             AZ   85203          1            11/22/00         12
    0430671                              05           01/01/01         25
    0430671                              N            12/01/30
    0


    4204278          526/526             F           80,000.00         ZZ
                                         360         79,907.61          3
                                       8.750            629.36         80
                                       8.500            629.36      100,000.00
    CHICAGO          IL   60651          1            11/30/00         00
    0430674                              05           01/01/01          0
    0430674                              N            12/01/30
    0


    4204279          526/526             F          165,750.00         ZZ
                                         360        165,652.14          1
                                       8.625          1,289.19         80
                                       8.375          1,289.19      207,200.00
    TELLURIDE        CO   81435          1            12/05/00         00
    0430677                              01           02/01/01          0
    0430677                              O            01/01/31
    0


    4204283          526/526             F          155,800.00         ZZ
                                         360        155,708.01          4
                                       8.625          1,211.80         85
                                       8.375          1,211.80      185,000.00
    PHOENIX          AZ   85029          2            12/11/00         12
    0430764                              05           02/01/01         12
    0430764                              N            01/01/31
    0


1


    4204286          526/526             F          125,600.00         ZZ
                                         360        125,458.66          1
                                       8.875            999.33         75
                                       8.625            999.33      167,500.00
    KISSIMMEE        FL   34747          1            11/28/00         00
    0430867                              05           01/01/01          0
    0430867                              O            12/01/30
    0


    4204288          526/526             F          156,000.00         ZZ
                                         360        155,907.90          4
                                       8.625          1,213.35         85
                                       8.375          1,213.35      185,000.00
    PHOENIX          AZ   85029          2            12/11/00         12
    0430915                              09           02/01/01         12
    0430915                              N            01/01/31
    0


    4204289          526/526             F           50,000.00         ZZ
                                         360         49,942.25          1
                                       8.750            393.35         33
                                       8.500            393.35      152,400.00
    PHOENIX          AZ   85050          1            11/27/00         00
    0430947                              05           01/01/01          0
    0430947                              O            12/01/30
    0


    4204291          526/526             F          135,000.00         ZZ
                                         360        134,840.01          1
                                       8.625          1,050.02         90
                                       8.375          1,050.02      150,000.00
    TEMPE            AZ   85282          1            11/28/00         12
    0430961                              05           01/01/01         25
    0430961                              N            12/01/30
    0


    4204292          526/526             F           94,500.00         ZZ
                                         360         94,451.01          4
                                       9.250            777.43         90
                                       9.000            777.43      105,000.00
    PHOENIX          AZ   85003          1            12/12/00         12
    0430973                              05           02/01/01         25
    0430973                              N            01/01/31
    0


    4204293          526/526             F          228,750.00         ZZ
                                         360        228,614.95          1
                                       8.625          1,779.19         75
                                       8.375          1,779.19      305,000.00
1


    SEATTLE          WA   98103          2            12/18/00         00
    0430996                              05           02/01/01          0
    0430996                              N            01/01/31
    0


    4204294          526/526             F          228,750.00         ZZ
                                         360        228,614.95          1
                                       8.625          1,779.19         75
                                       8.375          1,779.19      305,000.00
    SEATTLE          WA   98103          2            12/18/00         00
    0431006                              05           02/01/01          0
    0431006                              N            01/01/31
    0


    4204296          526/526             F          228,750.00         ZZ
                                         360        228,614.95          1
                                       8.625          1,779.19         75
                                       8.375          1,779.19      305,000.00
    SEATTLE          WA   98103          2            12/18/00         00
    0431013                              05           02/01/01          0
    0431013                              N            01/01/31
    0


    4204297          526/526             F          228,750.00         ZZ
                                         360        228,614.95          1
                                       8.625          1,779.19         75
                                       8.375          1,779.19      305,000.00
    SEATTLE          WA   98103          2            12/18/00         00
    0431017                              05           02/01/01          0
    0431017                              N            01/01/31
    0


    4204298          526/526             F          146,800.00         ZZ
                                         360        146,616.86          1
                                       8.375          1,115.79         80
                                       8.125          1,115.79      183,562.00
    CHANDLER         AZ   85225          1            11/15/00         00
    0431041                              03           01/01/01          0
    0431041                              O            12/01/30
    0


    4204300          526/526             F          269,100.00         ZZ
                                         360        268,764.31          1
                                       8.375          2,045.35         90
                                       8.125          2,045.35      299,000.00
    MIAMI            FL   33178          1            11/30/00         21
    0431073                              03           01/01/01         25
    0431073                              O            12/01/30
    0
1




    4204303          526/526             F           88,000.00         ZZ
                                         360         87,948.05          1
                                       8.625            684.45         79
                                       8.375            684.45      111,500.00
    CENTRAL POINT    OR   97502          1            12/01/00         00
    0431141                              05           02/01/01          0
    0431141                              O            01/01/31
    0


    4204306          526/526             F          200,000.00         ZZ
                                         360        199,744.04          1
                                       8.250          1,502.54         80
                                       8.000          1,502.54      250,000.00
    LONGWOOD         FL   32750          1            11/30/00         00
    0431182                              03           01/01/01          0
    0431182                              O            12/01/30
    0


    4204310          526/526             F          126,000.00         ZZ
                                         360        125,925.61          3
                                       8.625            980.02         90
                                       8.375            980.02      140,000.00
    MESA             AZ   85205          1            12/20/00         10
    0431211                              05           02/01/01         25
    0431211                              N            01/01/31
    0


    4204312          526/526             F          126,000.00         ZZ
                                         360        125,925.61          3
                                       8.625            980.02         90
                                       8.375            980.02      140,000.00
    MESA             AZ   85205          1            12/20/00         14
    0431220                              05           02/01/01         30
    0431220                              N            01/01/31
    0


    4204314          526/526             F           99,200.00         ZZ
                                         360         99,079.39          1
                                       8.500            762.76         80
                                       8.250            762.76      124,000.00
    CICERO           IL   60804          1            11/30/00         00
    0431289                              05           01/01/01          0
    0431289                              O            12/01/30
    0


    4204315          526/526             F          113,500.00         ZZ
                                         360        113,368.93          4
1


                                       8.750            892.90         56
                                       8.500            892.90      205,000.00
    ENGLEWOOD        CO   80110          1            11/30/00         00
    0431378                              05           01/01/01          0
    0431378                              N            12/01/30
    0


    4204320          526/526             F           99,000.00         ZZ
                                         360         98,943.05          1
                                       8.750            778.83         90
                                       8.500            778.83      110,000.00
    WICKLIFFE        OH   44092          1            12/11/00         12
    0431430                              05           02/01/01         25
    0431430                              O            01/01/31
    0


    4204324          526/526             F          207,000.00         ZZ
                                         360        206,883.96          3
                                       8.875          1,646.98         90
                                       8.625          1,646.98      230,000.00
    CHICAGO          IL   60653          1            12/22/00         11
    0431461                              05           02/01/01         25
    0431461                              N            01/01/31
    0


    4204335          526/526             F          151,900.00         ZZ
                                         360        151,807.98          1
                                       8.500          1,167.98         80
                                       8.250          1,167.98      189,900.00
    KALISPELL        MT   59901          1            12/04/00         00
    0431651                              05           02/01/01          0
    0431651                              O            01/01/31
    0


    4204336          526/526             F          153,000.00         ZZ
                                         360        152,909.67          1
                                       8.625          1,190.02         90
                                       8.375          1,190.02      170,000.00
    MESA             AZ   85205          1            12/22/00         12
    0431667                              05           02/01/01         25
    0431667                              N            01/01/31
    0


    4204337          526/526             F          157,500.00         ZZ
                                         360        157,407.01          4
                                       8.625          1,225.02         90
                                       8.375          1,225.02      175,000.00
    MESA             AZ   85203          1            12/14/00         12
    0431671                              05           02/01/01         25
1


    0431671                              N            01/01/31
    0


    4204340          526/526             F          207,200.00         ZZ
                                         360        206,948.07          1
                                       8.500          1,593.19         70
                                       8.250          1,593.19      296,000.00
    NAPLES           FL   34108          1            11/30/00         00
    0431690                              05           01/01/01          0
    0431690                              O            12/01/30
    0


    4204344          526/526             F           75,000.00         ZZ
                                         360         74,956.85          1
                                       8.750            590.03         52
                                       8.500            590.03      145,000.00
    GLOCESTER        RI   02814          1            12/22/00         00
    0431774                              05           02/01/01          0
    0431774                              O            01/01/31
    0


    4204346          526/526             F           69,300.00         ZZ
                                         360         69,219.97          1
                                       8.750            545.18         90
                                       8.500            545.18       77,000.00
    GLENDALE         AZ   85308          1            11/29/00         12
    0431819                              05           01/01/01         25
    0431819                              N            12/01/30
    0


    4204347          526/526             F          165,750.00         ZZ
                                         360        165,638.79          1
                                       8.000          1,216.21         85
                                       7.750          1,216.21      195,000.00
    SANTA CLARA      CA   91321          5            12/19/00         12
    0431829                              01           02/01/01         12
    0431829                              O            01/01/31
    0


    4204348          526/526             F           51,765.00         ZZ
                                         360         51,735.98          3
                                       8.875            411.87         85
                                       8.625            411.87       60,900.00
    ANDERSON         IN   46013          1            12/27/00         11
    0431849                              05           02/01/01         12
    0431849                              N            01/01/31
    0


1


    4204350          526/526             F          130,500.00         ZZ
                                         360        130,416.40          1
                                       8.250            980.40         90
                                       8.000            980.40      145,000.00
    BLOOMFIELD TOWN  MI   48302          1            12/05/00         11
    0431886                              01           02/01/01         25
    0431886                              O            01/01/31
    0


    4204352          526/526             F          110,000.00         ZZ
                                         360        109,929.86          1
                                       8.250            826.39         60
                                       8.000            826.39      185,000.00
    RIVER FOREST     IL   60305          5            12/15/00         00
    0431893                              01           02/01/01          0
    0431893                              O            01/01/31
    0


    4204354          526/526             F          118,400.00         ZZ
                                         360        118,333.63          4
                                       8.875            942.04         80
                                       8.625            942.04      148,000.00
    PALISADE         CO   81526          1            12/11/00         00
    0431895                              05           02/01/01          0
    0431895                              N            01/01/31
    0


    4204355          526/526             F          239,400.00         ZZ
                                         360        239,123.53          1
                                       8.750          1,883.36         95
                                       8.500          1,883.36      252,000.00
    WEST BEND        WI   53095          1            12/01/00         10
    0431914                              05           01/01/01         30
    0431914                              O            12/01/30
    0


    4204357          526/526             F          252,500.00         ZZ
                                         360        252,192.98          1
                                       8.500          1,941.51         40
                                       8.250          1,941.51      635,000.00
    LA JOLLA         CA   92037          5            11/27/00         00
    0431922                              01           01/01/01          0
    0431922                              O            12/01/30
    0


    4204358          526/526             F           88,850.00         ZZ
                                         360         88,793.34          1
                                       8.250            667.50         80
                                       8.000            667.50      111,122.00
1


    FORT WORTH       TX   76135          1            12/01/00         00
    0431925                              05           02/01/01          0
    0431925                              O            01/01/31
    0


    4204361          526/526             F          142,500.00         ZZ
                                         360        142,272.06          1
                                       8.875          1,133.79         95
                                       8.625          1,133.79      150,000.00
    PHILADELPHIA     PA   19131          1            11/30/00         01
    0431949                              05           01/01/01         30
    0431949                              O            12/01/30
    0


    4204363          526/526             F          237,600.00         ZZ
                                         360        237,470.22          4
                                       9.000          1,911.78         80
                                       8.750          1,911.78      297,000.00
    CHICAGO          IL   60618          1            12/08/00         00
    0431971                              05           02/01/01          0
    0431971                              O            01/01/31
    0


    4204364          526/526             F           97,800.00         ZZ
                                         360         97,695.52          1
                                       9.125            795.73         90
                                       8.875            795.73      108,720.00
    CLEVELAND        TX   77327          1            12/05/00         12
    0431987                              05           01/01/01         25
    0431987                              N            12/01/30
    0


    4204366          526/526             F          105,300.00         ZZ
                                         360        105,240.97          1
                                       8.875            837.81         90
                                       8.625            837.81      117,000.00
    SCOTTSDALE       AZ   85257          1            12/06/00         12
    0432019                              01           02/01/01         25
    0432019                              N            01/01/31
    0


    4204371          526/526             F           83,768.00         ZZ
                                         360         83,717.26          1
                                       8.500            644.10         71
                                       8.250            644.10      118,000.00
    CARROLLTON       GA   30116          5            12/18/00         00
    0432115                              05           02/01/01          0
    0432115                              O            01/01/31
    0
1




    4204372          526/526             F          228,000.00         ZZ
                                         360        227,736.68          3
                                       8.750          1,793.68         80
                                       8.500          1,793.68      285,000.00
    SEATTLE          WA   98115          1            11/28/00         00
    0432124                              05           01/01/01          0
    0432124                              N            12/01/30
    0


    4204373          526/526             F          173,200.00         ZZ
                                         360        172,983.93          1
                                       8.375          1,316.45         80
                                       8.125          1,316.45      216,500.00
    PHOENIX          AZ   85023          1            11/28/00         00
    0432128                              03           01/01/01          0
    0432128                              O            12/01/30
    0


    4204374          526/526             F          103,900.00         ZZ
                                         360        103,773.67          1
                                       8.500            798.90         80
                                       8.250            798.90      129,900.00
    TEMPE            AZ   85283          1            11/27/00         00
    0432131                              05           01/01/01          0
    0432131                              O            12/01/30
    0


    4204377          526/526             F          119,000.00         ZZ
                                         360        118,929.74          1
                                       8.625            925.57         48
                                       8.375            925.57      250,000.00
    DES PLAINES      IL   60018          5            12/07/00         00
    0432149                              05           02/01/01          0
    0432149                              O            01/01/31
    0


    4204379          526/526             F           61,200.00         ZZ
                                         360         61,162.92          1
                                       8.500            470.58         90
                                       8.250            470.58       68,000.00
    MIAMI            FL   33183          1            12/06/00         01
    0432162                              08           02/01/01         25
    0432162                              O            01/01/31
    0


    4204385          526/526             F           95,000.00         ZZ
                                         360         94,942.45          1
1


                                       8.500            730.47         68
                                       8.250            730.47      140,955.00
    MESA             AZ   85208          1            12/19/00         00
    0432251                              03           02/01/01          0
    0432251                              O            01/01/31
    0


    4204386          526/526             F           67,200.00         ZZ
                                         360         67,156.04          1
                                       8.125            498.96         60
                                       7.875            498.96      112,000.00
    SOUTHFIELD       MI   48076          5            12/22/00         00
    0432283                              05           02/01/01          0
    0432283                              O            01/01/31
    0


    4204389          526/526             F          120,000.00         ZZ
                                         360        119,929.15          1
                                       8.625            933.35         58
                                       8.375            933.35      210,000.00
    FT LAUDERDALE    FL   33312          1            12/01/00         00
    0432306                              03           02/01/01          0
    0432306                              O            01/01/31
    0


    4204390          526/526             F          156,000.00         ZZ
                                         360        155,824.43          1
                                       8.875          1,241.21         80
                                       8.625          1,241.21      195,000.00
    DENVER           CO   80218          1            12/01/00         00
    0432321                              06           01/01/01          0
    0432321                              O            12/01/30
    0


    4204394          526/526             F          129,000.00         ZZ
                                         360        128,919.82          1
                                       8.375            980.49         88
                                       8.125            980.49      147,000.00
    NAPLES           FL   34103          2            12/15/00         12
    0432346                              01           02/01/01         25
    0432346                              O            01/01/31
    0


    4204395          526/526             F          210,400.00         ZZ
                                         360        210,278.95          1
                                       8.750          1,655.22         80
                                       8.500          1,655.22      263,000.00
    PLATTEVILLE      CO   80651          1            12/04/00         00
    0432353                              05           02/01/01          0
1


    0432353                              O            01/01/31
    0


    4204397          526/526             F          175,500.00         ZZ
                                         360        175,281.06          1
                                       8.375          1,333.93         90
                                       8.125          1,333.93      195,000.00
    QUEEN CREEK      AZ   85242          2            11/27/00         12
    0432372                              05           01/01/01         25
    0432372                              O            12/01/30
    0


    4204401          526/526             F          112,000.00         ZZ
                                         360        111,932.15          1
                                       8.500            861.18         74
                                       8.250            861.18      153,000.00
    PHOENIX          AZ   85020          5            12/12/00         00
    0432383                              05           02/01/01          0
    0432383                              O            01/01/31
    0


    4204403          526/526             F          200,000.00         ZZ
                                         360        199,884.93          1
                                       8.750          1,573.40         80
                                       8.500          1,573.40      250,000.00
    VANCOUVER        WA   98661          1            12/01/00         00
    0432479                              05           02/01/01          0
    0432479                              N            01/01/31
    0


    4204406          526/526             F          103,500.00         ZZ
                                         360        103,440.46          3
                                       8.750            814.23         90
                                       8.500            814.23      115,000.00
    LOWELL           MA   01852          1            12/08/00         11
    0432539                              05           02/01/01         25
    0432539                              N            01/01/31
    0


    4204409          526/526             F          208,125.00         ZZ
                                         360        207,890.77          1
                                       8.875          1,655.94         75
                                       8.625          1,655.94      277,500.00
    PHOENIX          AZ   85018          1            11/28/00         00
    0432568                              03           01/01/01          0
    0432568                              N            12/01/30
    0


1


    4204410          526/526             F          166,500.00         ZZ
                                         360        166,404.20          1
                                       8.750          1,309.86         90
                                       8.500          1,309.86      185,000.00
    WESTON           FL   33327          1            12/20/00         01
    0432621                              03           02/01/01         20
    0432621                              O            01/01/31
    0


    4204413          526/526             F           61,200.00         ZZ
                                         360         61,132.89          2
                                       9.000            492.43         90
                                       8.750            492.43       68,000.00
    ATHENS           GA   30601          1            12/01/00         12
    0432636                              05           01/01/01         25
    0432636                              N            12/01/30
    0


    4204414          526/526             F           85,500.00         ZZ
                                         360         85,339.80          1
                                       8.500            657.42         90
                                       8.250            657.42       95,000.00
    EAST PROVIDENCE  RI   02915          1            12/07/00         10
    0432638                              05           02/01/01         25
    0432638                              O            01/01/31
    0


    4204416          526/526             F          144,300.00         ZZ
                                         360        144,205.61          1
                                       8.125          1,071.42         73
                                       7.875          1,071.42      200,000.00
    LAKEWOOD         CO   80228          5            12/14/00         00
    0432662                              01           02/01/01          0
    0432662                              O            01/01/31
    0


    4204417          526/526             F           90,000.00         ZZ
                                         360         89,890.57          1
                                       8.500            692.02         90
                                       8.250            692.02      100,000.00
    GILBERT          AZ   85234          1            11/30/00         12
    0432664                              05           01/01/01         25
    0432664                              N            12/01/30
    0


    4204420          526/526             F          122,400.00         ZZ
                                         360        122,254.96          1
                                       8.625            952.01         90
                                       8.375            952.01      136,000.00
1


    CHESTNUT HILL    MA   02467          1            11/30/00         11
    0432675                              01           01/01/01         25
    0432675                              N            12/01/30
    0


    4204421          526/526             F          157,500.00         ZZ
                                         360        157,404.58          1
                                       8.500          1,211.04         90
                                       8.250          1,211.04      175,000.00
    PHOENIX          AZ   85014          1            12/18/00         12
    0432683                              09           02/01/01         25
    0432683                              N            01/01/31
    0


    4204422          526/526             F          161,000.00         ZZ
                                         360        160,902.47          1
                                       8.500          1,237.95         90
                                       8.250          1,237.95      179,000.00
    PHOENIX          AZ   85014          1            12/18/00         12
    0432687                              09           02/01/01         25
    0432687                              N            01/01/31
    0


    4204424          526/526             F          132,750.00         ZZ
                                         360        132,677.49          1
                                       9.000          1,068.14         90
                                       8.750          1,068.14      147,500.00
    EATONVILLE       FL   32751          1            12/28/00         12
    0432728                              05           02/01/01         25
    0432728                              N            01/01/31
    0


    4204426          526/526             F          104,046.00         ZZ
                                         360        103,982.97          1
                                       8.500            800.02         90
                                       8.250            800.02      115,607.00
    TEMPE            AZ   85282          1            12/19/00         12
    0432746                              05           02/01/01         25
    0432746                              N            01/01/31
    0


    4204427          526/526             F          118,400.00         ZZ
                                         360        118,256.05          1
                                       8.500            910.39         80
                                       8.250            910.39      148,000.00
    CHANDLER         AZ   85225          1            11/29/00         00
    0432758                              05           01/01/01          0
    0432758                              N            12/01/30
    0
1




    4204431          526/526             F          103,500.00         ZZ
                                         360        103,443.47          1
                                       9.000            832.78         90
                                       8.750            832.78      115,000.00
    TUCSON           AZ   85714          1            12/01/00         12
    0432772                              05           02/01/01         25
    0432772                              N            01/01/31
    0


    4204432          526/526             F          171,000.00         ZZ
                                         360        170,893.72          1
                                       8.375          1,299.72         90
                                       8.125          1,299.72      190,000.00
    PHOENIX          AZ   85029          1            12/05/00         12
    0432806                              03           02/01/01         25
    0432806                              O            01/01/31
    0


    4204434          526/526             F          237,500.00         ZZ
                                         360        237,366.85          4
                                       8.875          1,889.66         90
                                       8.625          1,889.66      263,900.00
    LANSING          IL   60438          1            12/19/00         12
    0432824                              05           02/01/01         25
    0432824                              N            01/01/31
    0


    4204443          526/526             F          126,000.00         ZZ
                                         360        125,865.39          1
                                       9.125          1,025.18         70
                                       8.875          1,025.18      180,000.00
    UXBRIDGE         MA   01569          1            12/07/00         00
    0432911                              05           01/01/01          0
    0432911                              O            12/01/30
    0


    4204444          526/526             F          189,600.00         ZZ
                                         360        189,479.10          1
                                       8.250          1,424.40         80
                                       8.000          1,424.40      237,000.00
    FRAMINGHAM       MA   01701          1            12/11/00         00
    0432921                              05           02/01/01          0
    0432921                              O            01/01/31
    0


    4204445          526/526             F          148,150.00         ZZ
                                         360        148,057.91          1
1


                                       8.375          1,126.05         80
                                       8.125          1,126.05      185,240.00
    HENDERSON        NV   89012          1            12/04/00         00
    0432941                              03           02/01/01          0
    0432941                              O            01/01/31
    0


    4204446          526/526             F          139,500.00         ZZ
                                         360        139,419.74          1
                                       8.750          1,097.45         90
                                       8.500          1,097.45      155,000.00
    MESA             AZ   85201          1            12/18/00         12
    0432944                              05           02/01/01         25
    0432944                              N            01/01/31
    0


    4204447          526/526             F           56,000.00         ZZ
                                         360         55,965.19          1
                                       8.375            425.64         80
                                       8.125            425.64       70,000.00
    SALEM            OR   97301          1            12/18/00         00
    0432947                              01           02/01/01          0
    0432947                              N            01/01/31
    0


    4204448          526/526             F           53,000.00         ZZ
                                         360         52,967.06          1
                                       8.375            402.84         80
                                       8.125            402.84       66,250.00
    SALEM            OR   97301          1            12/18/00         00
    0432950                              01           02/01/01          0
    0432950                              N            01/01/31
    0


    4204449          526/526             F           36,350.00         ZZ
                                         360         36,328.54          1
                                       8.625            282.73         75
                                       8.375            282.73       48,500.00
    SALEM            OR   97301          1            12/18/00         00
    0432953                              01           02/01/01          0
    0432953                              N            01/01/31
    0


    4204450          526/526             F          123,626.00         ZZ
                                         360        123,490.45          1
                                       9.000            994.72         90
                                       8.750            994.72      137,363.00
    GILBERT          AZ   85296          1            11/30/00         12
    0432956                              03           01/01/01         25
1


    0432956                              N            12/01/30
    0


    4204452          526/526             F          147,920.00         ZZ
                                         360        147,837.07          1
                                       8.875          1,176.92         80
                                       8.625          1,176.92      184,900.00
    ANTIOCH          CA   94509          1            12/07/00         00
    0432961                              05           02/01/01          0
    0432961                              N            01/01/31
    0


    4204454          526/526             F          140,000.00         ZZ
                                         360        139,917.34          3
                                       8.625          1,088.91         77
                                       8.375          1,088.91      182,000.00
    LYNN             MA   01904          2            12/20/00         00
    0433001                              05           02/01/01          0
    0433001                              O            01/01/31
    0


    4204456          526/526             F           60,000.00         ZZ
                                         360         59,963.65          1
                                       8.500            461.35         80
                                       8.250            461.35       75,000.00
    DALLAS           TX   75206          1            12/13/00         00
    0433049                              01           02/01/01          0
    0433049                              O            01/01/31
    0


    4204461          526/526             F          108,800.00         ZZ
                                         360        108,680.69          1
                                       9.000            875.43         80
                                       8.750            875.43      136,000.00
    DENVER           CO   80207          1            12/04/00         00
    0433099                              05           01/01/01          0
    0433099                              N            12/01/30
    0


    4204463          526/526             F          190,000.00         ZZ
                                         360        189,881.90          1
                                       8.375          1,444.14         72
                                       8.125          1,444.14      265,000.00
    PALM DESERT      CA   92211          1            12/01/00         00
    0433123                              07           02/01/01          0
    0433123                              O            01/01/31
    0


1


    4204464          526/526             F          100,000.00         ZZ
                                         360         99,942.47          1
                                       8.750            786.70         75
                                       8.500            786.70      135,000.00
    WATERTOWN        CT   06795          1            12/20/00         00
    0433138                              05           02/01/01          0
    0433138                              O            01/01/31
    0


    4204465          526/526             F           54,400.00         ZZ
                                         360         54,366.19          1
                                       8.375            413.48         43
                                       8.125            413.48      128,000.00
    CODY             WY   82414          5            12/14/00         00
    0433178                              05           02/01/01          0
    0433178                              N            01/01/31
    0


    4204467          526/526             F          113,500.00         ZZ
                                         360        113,436.37          1
                                       8.875            903.06         74
                                       8.625            903.06      153,500.00
    MESA             AZ   85202          1            12/07/00         00
    0433194                              03           02/01/01          0
    0433194                              N            01/01/31
    0


    4204469          526/526             F           76,000.00         ZZ
                                         360         75,956.28          1
                                       8.750            597.89         80
                                       8.500            597.89       95,000.00
    STOUGHTON        MA   02072          1            12/21/00         00
    0433206                              01           02/01/01          0
    0433206                              O            01/01/31
    0


    4204473          526/526             F          350,000.00         ZZ
                                         360        349,787.97          4
                                       8.500          2,691.20         48
                                       8.250          2,691.20      740,000.00
    CHICAGO          IL   60647          5            12/21/00         00
    0433245                              05           02/01/01          0
    0433245                              O            01/01/31
    0


    4204474          526/526             F          178,200.00         ZZ
                                         360        178,097.48          4
                                       8.750          1,401.90         90
                                       8.500          1,401.90      198,000.00
1


    BOISE            ID   83705          1            12/08/00         14
    0433251                              05           02/01/01         25
    0433251                              N            01/01/31
    0


    4204475          526/526             F           98,000.00         T
                                         360         97,943.61          1
                                       8.750            770.97         70
                                       8.500            770.97      140,000.00
    MONTGOMERY       TX   77356          1            12/08/00         00
    0433252                              01           02/01/01          0
    0433252                              O            01/01/31
    0


    4204480          526/526             F          135,000.00         ZZ
                                         360        134,924.32          1
                                       8.875          1,074.12         75
                                       8.625          1,074.12      180,000.00
    ATTLEBORO        MA   02703          5            12/12/00         00
    0433327                              05           02/01/01          0
    0433327                              O            01/01/31
    0


    4204484          526/526             F           64,950.00         ZZ
                                         360         64,912.63          2
                                       8.750            510.96         95
                                       8.500            510.96       69,000.00
    CHICAGO          IL   60636          2            12/18/00         11
    0433374                              05           02/01/01         30
    0433374                              O            01/01/31
    0


    4204489          526/526             F          216,000.00         ZZ
                                         360        215,872.47          4
                                       8.625          1,680.03         90
                                       8.375          1,680.03      240,000.00
    SAN DIEGO        CA   92104          1            12/14/00         12
    0433430                              05           02/01/01         25
    0433430                              N            01/01/31
    0


    4204491          526/526             F          147,250.00         ZZ
                                         360        147,156.10          1
                                       8.250          1,106.24         90
                                       8.000          1,106.24      163,625.00
    MESA             AZ   85212          1            12/08/00         12
    0433434                              03           02/01/01         25
    0433434                              N            01/01/31
    0
1




    4204493          526/526             F          178,750.00         ZZ
                                         360        178,638.90          1
                                       8.375          1,358.63         65
                                       8.125          1,358.63      275,000.00
    PHOENIX          AZ   85018          1            12/08/00         00
    0433438                              05           02/01/01          0
    0433438                              O            01/01/31
    0


    4204495          526/526             F           50,680.00         ZZ
                                         360         50,650.08          1
                                       8.625            394.18         59
                                       8.375            394.18       86,000.00
    CASTLEROCK       CO   80104          1            12/20/00         00
    0433514                              01           02/01/01          0
    0433514                              N            01/01/31
    0


    4204499          526/526             F          140,000.00         ZZ
                                         360        139,921.52          2
                                       8.875          1,113.90         80
                                       8.625          1,113.90      175,000.00
    CHICAGO          IL   60612          5            12/19/00         00
    0433584                              05           02/01/01          0
    0433584                              O            01/01/31
    0


    4204500          526/526             F          136,750.00         ZZ
                                         360        136,671.33          1
                                       8.750          1,075.81         67
                                       8.500          1,075.81      206,000.00
    TEMPE            AZ   85282          2            12/01/00         00
    0433591                              03           02/01/01          0
    0433591                              N            01/01/31
    0


    4204501          526/526             F          136,750.00         ZZ
                                         360        136,671.33          1
                                       8.750          1,075.81         67
                                       8.500          1,075.81      206,000.00
    TEMPE            AZ   85282          2            12/01/00         00
    0433592                              07           02/01/01          0
    0433592                              N            01/01/31
    0


    4204503          526/526             F          224,100.00         ZZ
                                         360        223,964.23          1
1


                                       8.500          1,723.14         90
                                       8.250          1,723.14      249,000.00
    CHICAGO          IL   60630          1            12/12/00         11
    0433605                              05           02/01/01         30
    0433605                              O            01/01/31
    0


    4204507          526/526             F          102,000.00         ZZ
                                         360        101,934.96          1
                                       8.250            766.29         64
                                       8.000            766.29      160,540.00
    SCOTTSDALE       AZ   85259          1            12/05/00         00
    0433629                              01           02/01/01          0
    0433629                              O            01/01/31
    0


    4204508          526/526             F          101,300.00         ZZ
                                         360        101,233.74          1
                                       8.125            752.15         84
                                       7.875            752.15      122,000.00
    CHANDLER         AZ   85224          5            12/07/00         12
    0433630                              03           02/01/01         12
    0433630                              O            01/01/31
    0


    4204509          526/526             F           90,000.00         ZZ
                                         360         89,942.61          1
                                       8.250            676.14         80
                                       8.000            676.14      112,500.00
    BILLINGS         MT   59105          1            12/27/00         00
    0433637                              05           02/01/01          0
    0433637                              O            01/01/31
    0


    4204511          526/526             F          113,000.00         ZZ
                                         360        112,934.99          1
                                       8.750            888.97         95
                                       8.500            888.97      118,990.00
    MIAMI            FL   33186          1            12/13/00         01
    0433661                              01           02/01/01         25
    0433661                              O            01/01/31
    0


    4204512          526/526             F           69,200.00         ZZ
                                         360         69,160.18          1
                                       8.750            544.40         90
                                       8.500            544.40       76,900.00
    MIAMI            FL   33179          1            12/15/00         01
    0433666                              01           02/01/01         30
1


    0433666                              O            01/01/31
    0


    4204513          526/526             F          212,850.00         ZZ
                                         360        212,727.54          3
                                       8.750          1,674.49         90
                                       8.500          1,674.49      236,500.00
    CHICAGO          IL   60629          1            12/20/00         11
    0433683                              05           02/01/01         25
    0433683                              O            01/01/31
    0


    4204517          526/526             F          204,800.00         ZZ
                                         360        204,672.70          1
                                       8.375          1,556.63         80
                                       8.125          1,556.63      256,000.00
    SCOTTSDALE       AZ   85255          1            12/07/00         00
    0433754                              03           02/01/01          0
    0433754                              O            01/01/31
    0


    4204520          526/526             F          100,000.00         ZZ
                                         360         99,714.20          1
                                       8.125            742.50         80
                                       7.875            742.50      125,000.00
    SOMERS POINT     NJ   08244          1            12/15/00         00
    0433804                              05           02/01/01          0
    0433804                              O            01/01/31
    0


    4204522          526/526             F          128,000.00         ZZ
                                         240        127,792.62          1
                                       8.375          1,100.71         74
                                       8.125          1,100.71      175,000.00
    LAKEWOOD         CO   80226          2            12/20/00         00
    0433807                              05           02/01/01          0
    0433807                              N            01/01/21
    0


    4204523          526/526             F           47,300.00         ZZ
                                         360         47,271.34          1
                                       8.500            363.70         60
                                       8.250            363.70       78,900.00
    HOUSTON          TX   77063          1            12/13/00         00
    0433846                              02           02/01/01          0
    0433846                              O            01/01/31
    0


1


    4204528          526/526             F          161,100.00         ZZ
                                         360        160,974.32          1
                                       7.250          1,098.99         90
                                       7.000          1,098.99      180,000.00
    GILBERT          AZ   85296          2            12/15/00         12
    0433903                              03           02/01/01         25
    0433903                              O            01/01/31
    0


    4204529          526/526             F          130,500.00         ZZ
                                         360        130,420.94          1
                                       8.500          1,003.43         90
                                       8.250          1,003.43      145,000.00
    ATLANTA          GA   30317          1            12/21/00         12
    0433908                              05           02/01/01         25
    0433908                              N            01/01/31
    0


    4204531          526/526             F          100,000.00         ZZ
                                         360         99,943.94          1
                                       8.875            795.64         75
                                       8.625            795.64      135,000.00
    KAYSVILLE        UT   84037          2            12/11/00         00
    0433923                              05           02/01/01          0
    0433923                              N            01/01/31
    0


    4204532          526/526             F          163,800.00         ZZ
                                         360        163,703.29          4
                                       8.625          1,274.02         90
                                       8.375          1,274.02      182,000.00
    SALT LAKE CITY   UT   84104          1            12/11/00         12
    0433933                              05           02/01/01         25
    0433933                              N            01/01/31
    0


    4204535          526/526             F          109,600.00         T
                                         360        109,533.60          1
                                       8.500            842.73         80
                                       8.250            842.73      137,000.00
    VAIL             CO   81657          1            12/18/00         00
    0434000                              01           02/01/01          0
    0434000                              O            01/01/31
    0


    4204538          526/526             F          244,500.00         ZZ
                                         360        244,351.88          4
                                       8.500          1,879.99         75
                                       8.250          1,879.99      326,000.00
1


    LA MESA          CA   91942          1            12/20/00         00
    0434057                              05           02/01/01          0
    0434057                              N            01/01/31
    0


    4204540          526/526             F           61,500.00         ZZ
                                         360         61,464.62          1
                                       8.750            483.82         75
                                       8.500            483.82       82,000.00
    PHOENIX          AZ   85022          1            12/14/00         00
    0434066                              03           02/01/01          0
    0434066                              O            01/01/31
    0


    4204548          526/526             F          250,200.00         ZZ
                                         360        250,056.06          1
                                       8.750          1,968.32         90
                                       8.500          1,968.32      278,000.00
    GOLD CANYON      AZ   85219          1            12/11/00         12
    0434145                              03           02/01/01         25
    0434145                              N            01/01/31
    0


    4204551          526/526             F          198,400.00         ZZ
                                         360        198,273.49          2
                                       8.250          1,490.51         80
                                       8.000          1,490.51      248,000.00
    SAN DIEGO        CA   92117          1            12/19/00         00
    0434174                              05           02/01/01          0
    0434174                              O            01/01/31
    0


    4204566          526/526             F          130,950.00         ZZ
                                         360        130,878.48          3
                                       9.000          1,053.65         90
                                       8.750          1,053.65      145,500.00
    PHOENIX          AZ   85020          1            12/15/00         12
    0434386                              05           02/01/01         25
    0434386                              N            01/01/31
    0


    4204568          526/526             F          159,750.00         ZZ
                                         360        159,658.09          1
                                       8.750          1,256.75         90
                                       8.500          1,256.75      177,500.00
    PHOENIX          OR   97535          1            12/19/00         14
    0434396                              05           02/01/01         25
    0434396                              N            01/01/31
    0
1




    4204569          526/526             F          159,750.00         ZZ
                                         360        159,658.09          1
                                       8.750          1,256.75         90
                                       8.500          1,256.75      177,500.00
    PHOENIX          OR   97535          1            12/19/00         12
    0434398                              05           02/01/01         25
    0434398                              N            01/01/31
    0


    4204573          526/526             F          176,000.00         ZZ
                                         360        175,893.38          1
                                       8.500          1,353.29         80
                                       8.250          1,353.29      220,000.00
    MEDFORD          OR   97504          2            12/21/00         00
    0434459                              05           02/01/01          0
    0434459                              O            01/01/31
    0


    4204576          526/526             F          112,000.00         ZZ
                                         360        111,937.21          1
                                       8.875            891.12         80
                                       8.625            891.12      140,000.00
    DENVER           CO   80207          1            12/28/00         00
    0434473                              05           02/01/01          0
    0434473                              N            01/01/31
    0


    4204577          526/526             F          180,000.00         ZZ
                                         360        174,977.00          1
                                       8.625          1,400.02         62
                                       8.375          1,400.02      291,000.00
    BOLINGBROOK      IL   60440          1            12/22/00         00
    0434490                              05           02/01/01          0
    0434490                              N            01/01/31
    0


    4204579          526/526             F          121,500.00         ZZ
                                         360        121,426.39          1
                                       8.500            934.23         90
                                       8.250            934.23      135,000.00
    DALLAS           TX   75228          1            12/21/00         11
    0434508                              05           02/01/01         25
    0434508                              O            01/01/31
    0


    4204580          526/526             F          144,000.00         ZZ
                                         360        143,912.76          4
1


                                       8.500          1,107.24         90
                                       8.250          1,107.24      160,000.00
    TEMPE            AZ   85281          1            12/26/00         12
    0434526                              05           02/01/01         25
    0434526                              N            01/01/31
    0


    4204581          526/526             F          202,000.00         ZZ
                                         360        201,883.79          1
                                       8.750          1,589.13         80
                                       8.500          1,589.13      252,500.00
    LITTLETON        CO   80124          1            12/27/00         00
    0434529                              03           02/01/01          0
    0434529                              O            01/01/31
    0


    4204583          526/526             F          144,000.00         ZZ
                                         360        143,912.76          4
                                       8.500          1,107.24         90
                                       8.250          1,107.24      160,000.00
    TEMPE            AZ   85281          1            12/26/00         12
    0434535                              05           02/01/01         25
    0434535                              N            01/01/31
    0


    4204584          526/526             F          124,000.00         ZZ
                                         360        123,932.27          3
                                       9.000            997.73         80
                                       8.750            997.73      155,000.00
    PHOENIX          AZ   85016          1            12/14/00         00
    0434540                              05           02/01/01          0
    0434540                              N            01/01/31
    0


    4204585          526/526             F          250,000.00         ZZ
                                         360        249,852.41          1
                                       8.625          1,944.47         46
                                       8.375          1,944.47      550,000.00
    PHOENIX          AZ   85007          5            12/15/00         00
    0434545                              05           02/01/01          0
    0434545                              O            01/01/31
    0


    4204587          526/526             F          122,000.00         ZZ
                                         360        121,920.19          1
                                       8.125            905.85         80
                                       7.875            905.85      152,500.00
    SCOTTSDALE       AZ   85253          1            12/14/00         00
    0434568                              01           02/01/01          0
1


    0434568                              O            01/01/31
    0


    4204588          526/526             F          180,000.00         ZZ
                                         360        179,888.12          1
                                       8.375          1,368.13         60
                                       8.125          1,368.13      300,000.00
    PARK CITY        UT   84098          5            12/15/00         00
    0434588                              05           02/01/01          0
    0434588                              O            01/01/31
    0


    4204590          526/526             F           82,350.00         ZZ
                                         360         82,303.84          1
                                       8.875            655.21         90
                                       8.625            655.21       91,500.00
    GLENDALE         AZ   85303          1            12/15/00         12
    0434626                              05           02/01/01         25
    0434626                              N            01/01/31
    0


    4204595          526/526             F           80,550.00         ZZ
                                         360         80,504.84          1
                                       8.875            640.89         90
                                       8.625            640.89       89,500.00
    SUPRISE          AZ   85374          1            12/18/00         12
    0434708                              03           02/01/01         25
    0434708                              N            01/01/31
    0


    4204596          526/526             F          229,000.00         ZZ
                                         360        228,850.20          1
                                       8.125          1,700.32         61
                                       7.875          1,700.32      380,000.00
    BOULDER          CO   80304          5            12/22/00         00
    0434718                              05           02/01/01          0
    0434718                              O            01/01/31
    0


    4204599          526/526             F           67,500.00         ZZ
                                         360         67,459.10          1
                                       8.500            519.02         90
                                       8.250            519.02       75,000.00
    POMPANO BEACH    FL   33062          1            12/22/00         01
    0434755                              08           02/01/01         25
    0434755                              O            01/01/31
    0


1


    4204601          526/526             F           95,200.00         ZZ
                                         360         95,142.32          1
                                       8.500            732.01         80
                                       8.250            732.01      119,000.00
    SCOTTSDALE       AZ   85258          1            12/21/00         00
    0434804                              05           02/01/01          0
    0434804                              O            01/01/31
    0


    4204603          526/526             F          188,350.00         ZZ
                                         360        188,232.93          1
                                       8.375          1,431.60         80
                                       8.125          1,431.60      235,450.00
    AURORA           CO   80016          1            12/21/00         00
    0434913                              05           02/01/01          0
    0434913                              O            01/01/31
    0


    4204604          526/526             F           39,000.00         ZZ
                                         360         38,975.14          1
                                       8.250            292.99         75
                                       8.000            292.99       52,000.00
    FOX LAKE         IL   60020          1            12/28/00         00
    0434918                              01           02/01/01          0
    0434918                              O            01/01/31
    0


    4204605          526/526             F          198,000.00         ZZ
                                         360        197,873.74          1
                                       8.250          1,487.51         80
                                       8.000          1,487.51      247,500.00
    ESCONDIDO        CA   92026          1            12/19/00         00
    0434945                              03           02/01/01          0
    0434945                              O            01/01/31
    0


    4204607          526/526             F          119,900.00         ZZ
                                         360        119,823.54          1
                                       8.250            900.77         80
                                       8.000            900.77      149,900.00
    MIAMI            FL   33177          1            12/28/00         00
    0435021                              05           02/01/01          0
    0435021                              O            01/01/31
    0


    4204608          526/526             F           90,000.00         ZZ
                                         360         89,939.61          1
                                       8.000            660.39         90
                                       7.750            660.39      100,000.00
1


    CROWLEY          TX   76036          1            12/29/00         12
    0435086                              05           02/01/01         25
    0435086                              O            01/01/31
    0


    4204610          526/526             F          144,500.00         ZZ
                                         360        144,500.00          1
                                       8.375          1,098.30         79
                                       8.125          1,098.30      185,000.00
    LAKE HAVASU CIT  AZ   86406          2            12/21/00         00
    0435119                              05           03/01/01          0
    0435119                              O            02/01/31
    0


    4204611          526/526             F          185,500.00         ZZ
                                         360        185,387.63          1
                                       8.500          1,426.33         70
                                       8.250          1,426.33      265,000.00
    BORING           OR   97009          5            12/21/00         00
    0435151                              05           02/01/01          0
    0435151                              O            01/01/31
    0


    4204615          526/526             F          192,000.00         ZZ
                                         360        191,886.64          1
                                       8.625          1,493.36         75
                                       8.375          1,493.36      256,000.00
    GLENDALE         AZ   85304          5            12/20/00         00
    0435213                              03           02/01/01          0
    0435213                              O            01/01/31
    0


    4204620          526/526             F          256,500.00         ZZ
                                         360        256,340.57          1
                                       8.375          1,949.59         90
                                       8.125          1,949.59      285,000.00
    UNIVERSITY CITY  MO   63130          1            12/29/00         12
    0435348                              05           02/01/01         25
    0435348                              O            01/01/31
    0


    4204621          526/526             F          179,200.00         ZZ
                                         360        179,082.78          1
                                       8.125          1,330.55         80
                                       7.875          1,330.55      224,000.00
    PHOENIX          AZ   85013          1            12/28/00         00
    0435352                              05           02/01/01          0
    0435352                              O            01/01/31
    0
1




    4204622          526/526             F           51,200.00         ZZ
                                         360         51,171.30          3
                                       8.875            407.37         80
                                       8.625            407.37       64,000.00
    TIPTON           IN   46072          1            12/29/00         00
    0435355                              05           02/01/01          0
    0435355                              N            01/01/31
    0


    4204634          526/526             F          102,600.00         ZZ
                                         360        102,539.43          2
                                       8.625            798.01         90
                                       8.375            798.01      114,000.00
    MESA             AZ   85210          1            12/28/00         12
    0436001                              05           02/01/01         25
    0436001                              N            01/01/31
    0


    4205793          168/168             F           78,650.00         ZZ
                                         360         78,602.35          1
                                       8.500            604.75         65
                                       8.250            604.75      121,000.00
    CHAMBLEE         GA   30341          5            12/27/00         00
    169627560                            05           02/01/01          0
    169627560                            N            01/01/31
    0


    4206030          E22/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
                                       8.375          1,520.14         80
                                       8.125          1,520.14      250,000.00
    CONCORD          CA   94520          5            01/10/01         00
    0412253395                           05           03/01/01          0
    0412253395                           O            02/01/31
    0


    4206035          E22/G02             F           61,600.00         ZZ
                                         360         61,600.00          1
                                       9.375            512.36         80
                                       9.125            512.36       77,000.00
    YULEE            FL   32097          1            01/18/01         00
    0412290389                           05           03/01/01          0
    0412290389                           N            02/01/31
    0


    4206045          E22/G02             F          135,450.00         ZZ
                                         360        135,450.00          2
1


                                       8.875          1,077.70         90
                                       8.625          1,077.70      150,507.00
    EAST NEWARK      NJ   07029          1            01/18/01         04
    0412304461                           05           03/01/01         25
    0412304461                           O            02/01/31
    0


    4206049          E22/G02             F           80,750.00         ZZ
                                         360         80,750.00          1
                                       9.625            686.37         95
                                       9.375            686.37       85,000.00
    DEARBORN HEIGHT  MI   48125          5            01/12/01         04
    0412310070                           05           03/01/01         30
    0412310070                           O            02/01/31
    0


    4206052          E22/G02             F           71,200.00         ZZ
                                         360         71,200.00          1
                                       8.250            534.90         80
                                       8.000            534.90       89,000.00
    SEBRING          FL   33870          1            01/12/01         00
    0412311409                           05           03/01/01          0
    0412311409                           O            02/01/31
    0


    4206053          E22/G02             F          102,600.00         ZZ
                                         360        102,600.00          4
                                       9.500            862.72         90
                                       9.250            862.72      114,000.00
    ELKHART          IN   46514          1            01/18/01         04
    0412312290                           05           03/01/01         25
    0412312290                           N            02/01/31
    0


    4206060          E22/G02             F          274,950.00         ZZ
                                         360        274,950.00          1
                                       8.750          2,163.03         88
                                       8.500          2,163.03      313,500.00
    MOORPARK         CA   93021          1            01/09/01         04
    0412315137                           03           03/01/01         25
    0412315137                           O            02/01/31
    0


    4206061          E22/G02             F          135,000.00         ZZ
                                         360        135,000.00          2
                                       9.000          1,086.24         90
                                       8.750          1,086.24      150,000.00
    VACAVILLE        CA   95688          1            01/11/01         04
    0412315186                           05           03/01/01         25
1


    0412315186                           N            02/01/31
    0


    4206068          E22/G02             F          149,000.00         ZZ
                                         360        149,000.00          1
                                       8.500          1,145.68         95
                                       8.250          1,145.68      157,000.00
    COMPTON          CA   90221          5            01/10/01         04
    0412319527                           05           03/01/01         30
    0412319527                           O            02/01/31
    0


    4206074          E22/G02             F          134,000.00         ZZ
                                         360        134,000.00          2
                                       8.875          1,066.16         66
                                       8.625          1,066.16      205,000.00
    NEW ORLEANS      LA   70118          2            01/18/01         00
    0412326308                           05           03/01/01          0
    0412326308                           N            02/01/31
    0


    4206077          E22/G02             F          208,250.00         ZZ
                                         360        208,250.00          1
                                       8.250          1,564.51         85
                                       8.000          1,564.51      245,000.00
    LITHOPOLIS       OH   43136          5            01/12/01         04
    0412327959                           05           03/01/01         12
    0412327959                           O            02/01/31
    0


    4207043          664/G02             F          180,000.00         ZZ
                                         360        179,911.46          2
                                       9.500          1,513.54         80
                                       9.250          1,513.54      227,500.00
    CHICAGO          IL   60647          5            12/20/00         00
    0432562635                           05           02/01/01          0
    0003730454                           N            01/01/31
    0


    4209471          822/G02             F          106,200.00         ZZ
                                         360        106,128.74          3
                                       8.000            779.26         90
                                       7.750            779.26      118,000.00
    PHILADELPHIA     PA   19111          1            12/22/00         04
    0432554921                           05           02/01/01         25
    3636042009                           O            01/01/31
    0


1


    4211547          E22/G02             F           64,000.00         ZZ
                                         360         64,000.00          3
                                       9.500            538.15         80
                                       9.250            538.15       80,000.00
    TRENTON          NJ   08611          1            01/19/01         00
    0412214751                           05           03/01/01          0
    0412214751                           N            02/01/31
    0


    4211552          E22/G02             F          155,700.00         ZZ
                                         360        155,700.00          1
                                       8.750          1,224.89         90
                                       8.500          1,224.89      173,000.00
    DAVENPORT        FL   33837          1            01/19/01         04
    0412282238                           03           03/01/01         25
    0412282238                           N            02/01/31
    0


    4211554          E22/G02             F           73,700.00         ZZ
                                         360         73,700.00          2
                                       8.750            579.80         90
                                       8.500            579.80       81,900.00
    LARGO            FL   33772          1            01/19/01         04
    0412283731                           05           03/01/01         25
    0412283731                           N            02/01/31
    0


    4211555          E22/G02             F          228,000.00         ZZ
                                         360        227,881.80          2
                                       9.250          1,875.70         95
                                       9.000          1,875.70      240,000.00
    LYNDHURST        NJ   07071          1            12/22/00         04
    0412286635                           05           02/01/01         30
    0412286635                           O            01/01/31
    0


    4211572          E22/G02             F          323,000.00         ZZ
                                         360        323,000.00          4
                                       9.250          2,657.24         95
                                       9.000          2,657.24      340,000.00
    LOS ANGELES      CA   90037          1            01/11/01         04
    0412320657                           05           03/01/01         30
    0412320657                           O            02/01/31
    0


    4211573          E22/G02             F           92,700.00         ZZ
                                         360         92,700.00          1
                                       9.250            762.62         90
                                       9.000            762.62      103,000.00
1


    CARMEL           IN   46033          1            01/19/01         04
    0412321416                           05           03/01/01         25
    0412321416                           N            02/01/31
    0


    4211574          E22/G02             F           94,850.00         ZZ
                                         360         94,850.00          4
                                       8.750            746.19         85
                                       8.500            746.19      111,590.00
    TULARE           CA   93274          1            01/16/01         01
    0412322513                           05           03/01/01         20
    0412322513                           N            02/01/31
    0


    4211581          E22/G02             F           36,000.00         ZZ
                                         360         36,000.00          2
                                       9.500            302.71         90
                                       9.250            302.71       40,000.00
    HUDSON           NY   12534          1            01/19/01         04
    0412327157                           05           03/01/01         25
    0412327157                           N            02/01/31
    0


    4211582          E22/G02             F           34,650.00         ZZ
                                         360         34,650.00          2
                                       9.500            291.36         90
                                       9.250            291.36       38,500.00
    HUDSON           NY   12534          1            01/19/01         04
    0412327231                           05           03/01/01         25
    0412327231                           N            02/01/31
    0


    4212542          P06/G02             F           55,800.00         ZZ
                                         360         55,800.00          1
                                       8.000            409.44         90
                                       7.750            409.44       62,000.00
    BAKERSFIELD      CA   93301          5            01/08/01         01
    0432561678                           05           03/01/01         25
    1000216                              O            02/01/31
    0


    4212620          721/G02             F           49,250.00         ZZ
                                         360         49,220.91          1
                                       8.625            383.07         80
                                       8.375            383.07       61,900.00
    HOPKINS          MN   55343          1            12/18/00         00
    0432558815                           01           02/01/01          0
    7890825027                           O            01/01/31
    0
1




    4215055          168/168             F          220,000.00         ZZ
                                         360        220,000.00          1
                                       8.500          1,691.61         54
                                       8.250          1,691.61      413,000.00
    EAST HAMPTON     NY   11937          5            01/05/01         00
    0189663413                           05           03/01/01          0
    0189663413                           O            02/01/31
    0


    4215298          721/G02             F          265,000.00         ZZ
                                         360        264,851.44          1
                                       8.875          2,108.46         74
                                       8.625          2,108.46      360,000.00
    ST LOUIS         MO   63132          1            12/14/00         00
    0432557544                           03           02/01/01          0
    7500010028                           O            01/01/31
    0


    4215516          E82/G02             F          121,500.00         ZZ
                                         360        121,500.00          1
                                       8.750            955.84         90
                                       8.500            955.84      135,000.00
    HAMILTON         NJ   08619          1            01/19/01         04
    0400334769                           05           03/01/01         25
    0400334769                           O            02/01/31
    0


    4217128          E22/G02             F          160,800.00         ZZ
                                         360        160,800.00          2
                                       9.125          1,308.32         80
                                       8.875          1,308.32      201,000.00
    DALLAS           TX   75204          2            01/19/01         00
    0412232514                           05           03/01/01          0
    0412232514                           N            02/01/31
    0


    4217131          E22/G02             F          131,000.00         ZZ
                                         360        131,000.00          2
                                       9.000          1,054.06         88
                                       8.750          1,054.06      150,000.00
    WEST VALLEY CIT  UT   84119          2            01/03/01         04
    0412252538                           05           03/01/01         25
    0412252538                           N            02/01/31
    0


    4217132          E22/G02             F          193,700.00         ZZ
                                         360        193,700.00          1
1


                                       8.375          1,472.26         75
                                       8.125          1,472.26      259,000.00
    FRENCHTOWN       MT   59834          2            01/16/01         00
    0412280513                           05           03/01/01          0
    0412280513                           O            02/01/31
    0


    4217134          E22/G02             F          118,750.00         ZZ
                                         360        118,750.00          1
                                       9.375            987.70         95
                                       9.125            987.70      125,000.00
    FAIRBANKS        AK   99701          5            01/11/01         01
    0412290512                           05           03/01/01         30
    0412290512                           O            02/01/31
    0


    4217138          E22/G02             F          130,500.00         ZZ
                                         360        130,500.00          2
                                       8.250            980.40         90
                                       8.000            980.40      145,000.00
    ELIZABETH        NJ   07202          5            01/17/01         04
    0412301913                           05           03/01/01         25
    0412301913                           O            02/01/31
    0


    4217155          E22/G02             F           76,500.00         ZZ
                                         360         76,500.00          1
                                       8.875            608.67         90
                                       8.625            608.67       85,000.00
    TAMPA            FL   33611          1            01/22/01         10
    0412323800                           05           03/01/01         25
    0412323800                           O            02/01/31
    0


    4217158          E22/G02             F           80,000.00         ZZ
                                         360         80,000.00          1
                                       8.750            629.36         80
                                       8.500            629.36      100,000.00
    HOUSTON          TX   77074          1            01/22/01         00
    0412324998                           05           03/01/01          0
    0412324998                           N            02/01/31
    0


    4217282          168/168             F           95,400.00         ZZ
                                         360         95,351.82          1
                                       9.375            793.49         90
                                       9.125            793.49      106,000.00
    ROCHESTER        NY   14586          1            12/28/00         10
    0189634529                           05           02/01/01         25
1


    0189634529                           N            01/01/31
    0


    4220925          L99/G02             F          117,000.00         ZZ
                                         360        116,940.91          4
                                       9.375            973.15         90
                                       9.125            973.15      130,000.00
    GRETNA           LA   70056          1            12/27/00         04
    0432566313                           05           02/01/01         25
    202966                               N            01/01/31
    0


    4221003          L99/G02             F          117,000.00         ZZ
                                         360        116,940.91          4
                                       9.375            973.15         90
                                       9.125            973.15      130,000.00
    GRETNA           LA   70056          1            12/27/00         04
    0432566321                           05           02/01/01         25
    202965                               N            01/01/31
    0


    4222567          E22/G02             F          144,000.00         ZZ
                                         360        144,000.00          1
                                       9.000          1,158.66         90
                                       8.750          1,158.66      160,000.00
    ALMONT           MI   48003          5            01/18/01         04
    0412238826                           05           03/01/01         25
    0412238826                           O            02/01/31
    0


    4222583          E22/G02             F           85,400.00         ZZ
                                         360         85,400.00          1
                                       8.625            664.23         70
                                       8.375            664.23      122,000.00
    VAN NUYS         CA   91401          5            01/16/01         00
    0412310419                           01           03/01/01          0
    0412310419                           N            02/01/31
    0


    4222584          E22/G02             F          180,000.00         ZZ
                                         360        180,000.00          1
                                       8.625          1,400.02         84
                                       8.375          1,400.02      216,000.00
    SANTA ANA        CA   92706          5            01/12/01         04
    0412311417                           05           03/01/01         12
    0412311417                           O            02/01/31
    0


1


    4222601          E22/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       8.500            922.70         78
                                       8.250            922.70      155,000.00
    WATERFORD        MI   48328          5            01/18/01         00
    0412325748                           05           03/01/01          0
    0412325748                           O            02/01/31
    0


    4222606          E22/G02             F           80,500.00         ZZ
                                         360         80,500.00          1
                                       8.500            618.98         85
                                       8.250            618.98       95,000.00
    LIVINGSTON       CA   95334          5            01/17/01         01
    0412333650                           05           03/01/01         12
    0412333650                           O            02/01/31
    0


    4222609          E22/G02             F          171,200.00         ZZ
                                         360        171,200.00          1
                                       8.500          1,316.38         80
                                       8.250          1,316.38      214,000.00
    SAGINAW          MI   48603          1            01/23/01         00
    0412338006                           05           03/01/01          0
    0412338006                           O            02/01/31
    0


    4224538          163/163             F          113,000.00         ZZ
                                         360        112,668.60          4
                                       9.625            960.49         95
                                       9.375            960.49      118,975.00
    ST LOUIS         MO   63110          1            07/28/00         04
    093009734                            05           09/01/00         30
    093009734                            N            08/01/30
    0


    4224876          964/G02             F          248,000.00         ZZ
                                         360        248,000.00          1
                                       8.875          1,973.20         73
                                       8.625          1,973.20      340,000.00
    BOULDER          CO   80301          2            01/10/01         00
    0432562981                           03           03/01/01          0
    97909                                N            02/01/31
    0


    4224901          K31/G02             F          144,000.00         ZZ
                                         360        144,000.00          3
                                       8.875          1,145.73         90
                                       8.625          1,145.73      160,000.00
1


    COLLEGE PARK     GA   30349          1            01/05/01         01
    0432572683                           05           03/01/01         25
    2024010503                           N            02/01/31
    0


    4227371          E22/G02             F          114,400.00         ZZ
                                         360        114,400.00          1
                                       8.875            910.22         80
                                       8.625            910.22      143,000.00
    ROUND ROCK       TX   78664          1            01/24/01         00
    0412299281                           05           03/01/01          0
    0412299281                           O            02/01/31
    0


    4227372          E22/G02             F           76,000.00         ZZ
                                         360         76,000.00          1
                                       8.500            584.37         80
                                       8.250            584.37       95,000.00
    WESLACO          TX   78596          5            01/19/01         00
    0412299323                           05           03/01/01          0
    0412299323                           O            02/01/31
    0


    4227376          E22/G02             F          190,000.00         ZZ
                                         360        190,000.00          3
                                       9.125          1,545.90         95
                                       8.875          1,545.90      200,000.00
    NEW ORLEANS      LA   70124          5            01/19/01         04
    0412305765                           05           03/01/01         30
    0412305765                           O            02/01/31
    0


    4227386          E22/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       8.500            922.70         80
                                       8.250            922.70      150,000.00
    METAIRIE         LA   70001          5            01/19/01         00
    0412317588                           05           03/01/01          0
    0412317588                           O            02/01/31
    0


    4227389          E22/G02             F          142,200.00         ZZ
                                         360        142,200.00          1
                                       8.625          1,106.02         90
                                       8.375          1,106.02      158,000.00
    OROVILLE         CA   95966          5            01/16/01         04
    0412322463                           05           03/01/01         25
    0412322463                           O            02/01/31
    0
1




    4227399          E22/G02             F          151,550.00         ZZ
                                         360        151,550.00          4
                                       9.250          1,246.76         90
                                       9.000          1,246.76      168,400.00
    FORT LAUDERDALE  FL   33312          1            01/24/01         01
    0412330565                           05           03/01/01         25
    0412330565                           N            02/01/31
    0


    4227402          E22/G02             F          214,200.00         ZZ
                                         360        214,200.00          4
                                       8.750          1,685.11         90
                                       8.500          1,685.11      238,000.00
    DELRAY BEACH     FL   33444          1            01/24/01         10
    0412336620                           05           03/01/01         25
    0412336620                           N            02/01/31
    0


    4227403          E22/G02             F          204,000.00         ZZ
                                         360        204,000.00          1
                                       9.375          1,696.77         80
                                       9.125          1,696.77      255,000.00
    AUSTIN           TX   78704          5            01/24/01         00
    0412336687                           05           03/01/01          0
    0412336687                           N            02/01/31
    0


    4227406          E22/G02             F          169,650.00         ZZ
                                         360        169,650.00          2
                                       8.750          1,334.64         90
                                       8.500          1,334.64      188,500.00
    SALEM            MA   01970          1            01/26/01         04
    0412337537                           05           03/01/01         25
    0412337537                           N            02/01/31
    0


    4227409          E22/G02             F          143,500.00         ZZ
                                         360        143,500.00          4
                                       9.250          1,180.54         90
                                       9.000          1,180.54      159,500.00
    SACRAMENTO       CA   95818          1            01/18/01         01
    0412339327                           05           03/01/01         25
    0412339327                           O            02/01/31
    0


    4228911          F60/G02             F          195,000.00         ZZ
                                         360        195,000.00          1
1


                                       8.500          1,499.38         78
                                       8.250          1,499.38      250,000.00
    METAIRIE         LA   70002          1            01/15/01         00
    0432563799                           05           03/01/01          0
    445843                               O            02/01/31
    0


    4229850          168/168             F          150,000.00         ZZ
                                         360        150,000.00          1
                                       8.375          1,140.11         51
                                       8.125          1,140.11      295,000.00
    YONKERS          NY   10703          1            01/16/01         00
    0189668806                           05           03/01/01          0
    0189668806                           O            02/01/31
    0


    4230457          E82/G02             F          119,600.00         T
                                         360        119,600.00          1
                                       8.625            930.24         75
                                       8.375            930.24      159,500.00
    REDLANDS         CA   92373          1            01/19/01         00
    0400368544                           05           03/01/01          0
    0400368544                           O            02/01/31
    0


    4232058          E22/G02             F          100,800.00         ZZ
                                         360        100,800.00          1
                                       8.750            792.99         90
                                       8.500            792.99      112,000.00
    HOMEWOOD         IL   60430          1            01/25/01         04
    0412259871                           05           03/01/01         25
    0412259871                           N            02/01/31
    0


    4232064          E22/G02             F           33,600.00         ZZ
                                         360         33,600.00          1
                                       8.750            264.33         80
                                       8.500            264.33       42,000.00
    AMARILLO         TX   79106          5            01/25/01         00
    0412305419                           05           03/01/01          0
    0412305419                           N            02/01/31
    0


    4232074          E22/G02             F          188,950.00         ZZ
                                         360        188,950.00          1
                                       8.000          1,386.45         90
                                       7.750          1,386.45      210,000.00
    CHINO            CA   91710          5            01/16/01         04
    0412323917                           05           03/01/01         25
1


    0412323917                           O            02/01/31
    0


    4232079          E22/G02             F           52,000.00         ZZ
                                         360         52,000.00          1
                                       9.000            418.40         80
                                       8.750            418.40       65,000.00
    CHICAGO          IL   60643          1            01/25/01         00
    0412328056                           05           03/01/01          0
    0412328056                           N            02/01/31
    0


    4233438          U05/G02             F          125,000.00         ZZ
                                         360        125,000.00          1
                                       8.250            939.08         74
                                       8.000            939.08      171,001.00
    FAIRFIELD        CA   94533          1            01/11/01         00
    0432570760                           05           03/01/01          0
    3095008                              N            02/01/31
    0


    4237098          E22/G02             F          131,000.00         ZZ
                                         360        131,000.00          1
                                       8.875          1,042.29         80
                                       8.625          1,042.29      164,170.00
    UTICA            MI   48315          1            01/26/01         00
    0412170730                           01           03/01/01          0
    0412170730                           O            02/01/31
    0


    4237105          E22/G02             F           44,100.00         ZZ
                                         360         44,100.00          1
                                       9.000            354.84         90
                                       8.750            354.84       49,000.00
    FORT WORTH       TX   76112          1            01/26/01         04
    0412302572                           05           03/01/01         25
    0412302572                           O            02/01/31
    0


    4237108          E22/G02             F          151,550.00         ZZ
                                         360        151,550.00          4
                                       8.875          1,205.80         90
                                       8.625          1,205.80      168,400.00
    FT. LAUDERDALE   FL   33312          1            01/26/01         01
    0412310203                           05           03/01/01         25
    0412310203                           N            02/01/31
    0


1


    4237109          E22/G02             F          151,550.00         ZZ
                                         360        151,550.00          4
                                       8.875          1,205.80         90
                                       8.625          1,205.80      168,400.00
    FORT LAUDERDALE  FL   33312          1            01/26/01         01
    0412311482                           05           03/01/01         25
    0412311482                           N            02/01/31
    0


    4237111          E22/G02             F          176,000.00         ZZ
                                         360        176,000.00          1
                                       8.625          1,368.91         80
                                       8.375          1,368.91      220,000.00
    DENVER           CO   80231          1            01/26/01         00
    0412311979                           05           03/01/01          0
    0412311979                           N            02/01/31
    0


    4237130          E22/G02             F          193,800.00         ZZ
                                         360        193,800.00          1
                                       8.875          1,541.96         85
                                       8.625          1,541.96      228,000.00
    FRESNO           CA   93704          5            01/19/01         01
    0412330938                           05           03/01/01         12
    0412330938                           O            02/01/31
    0


    4237138          E22/G02             F           20,350.00         ZZ
                                         360         20,350.00          1
                                       9.375            169.26         90
                                       9.125            169.26       22,660.00
    BURTON           MI   48529          1            01/26/01         04
    0412337685                           05           03/01/01         25
    0412337685                           N            02/01/31
    0


    4237141          E22/G02             F          218,250.00         ZZ
                                         360        218,250.00          2
                                       8.875          1,736.49         95
                                       8.625          1,736.49      230,000.00
    LOS ANGELES      CA   90011          1            01/22/01         04
    0412338279                           05           03/01/01         30
    0412338279                           O            02/01/31
    0


    4237142          E22/G02             F          159,950.00         ZZ
                                         360        159,950.00          4
                                       8.500          1,229.88         95
                                       8.250          1,229.88      168,400.00
1


    FT LAUDERDALE    FL   33315          1            01/26/01         10
    0412340671                           05           03/01/01         30
    0412340671                           O            02/01/31
    0


    4237144          E22/G02             F          146,800.00         ZZ
                                         360        146,800.00          1
                                       7.500          1,026.45         90
                                       7.250          1,026.45      163,163.00
    CHEYENNE         WY   82009          1            01/26/01         04
    0412343006                           05           03/01/01         25
    0412343006                           O            02/01/31
    0


    4237151          E22/G02             F           61,200.00         ZZ
                                         360         61,200.00          1
                                       8.375            465.16         80
                                       8.125            465.16       76,500.00
    CEDARTOWN        GA   30125          1            01/26/01         00
    0412348435                           05           03/01/01          0
    0412348435                           O            02/01/31
    0


    4237906          225/225             F           26,300.00         ZZ
                                         360         26,253.08          1
                                       8.625            204.56         53
                                       8.375            204.56       50,000.00
    FORT MYERS       FL   33901          2            10/26/00         00
    6514111                              05           12/01/00          0
    6514111                              O            11/01/30
    0


    4238014          225/225             F          242,000.00         ZZ
                                         360        241,526.16          1
                                       8.875          1,925.47         49
                                       8.625          1,925.47      498,000.00
    NEWTONVILLE      MA   02460          2            11/14/00         00
    7218069                              01           01/01/01          0
    7218069                              N            12/01/30
    0


    4238059          225/225             F          143,100.00         ZZ
                                         360        142,916.88          1
                                       8.250          1,075.06         87
                                       8.000          1,075.06      165,000.00
    CHARLOTTE        NC   28210          1            11/08/00         10
    6514903                              05           01/01/01         25
    6514903                              O            12/01/30
    0
1




    4238236          225/225             F           87,210.00         ZZ
                                         360         87,106.63          1
                                       8.625            678.32         90
                                       8.375            678.32       97,000.00
    MESA             AZ   85210          1            11/27/00         11
    7218905                              01           01/01/01         25
    7218905                              O            12/01/30
    0


    4238290          225/225             F           88,000.00         ZZ
                                         360         87,889.04          3
                                       8.750            692.30         80
                                       8.500            692.30      110,000.00
    JERSEY CITY      NJ   07306          1            11/06/00         00
    7207262                              05           01/01/01          0
    7207262                              N            12/01/30
    0


    4239303          225/225             F          364,800.00         ZZ
                                         360        364,367.69          3
                                       8.625          2,837.38         80
                                       8.375          2,837.38      456,000.00
    SAN PEDRO AREA   CA   90731          1            11/01/00         00
    7214169                              05           01/01/01          0
    7214169                              O            12/01/30
    0


    4239342          225/225             F          136,000.00         ZZ
                                         360        135,777.54          4
                                       9.500          1,143.57         76
                                       9.250          1,143.57      180,000.00
    NORTH CHICAGO    IL   60064          5            10/31/00         00
    7216529                              05           12/01/00          0
    7216529                              N            11/01/30
    0


    4239819          225/225             F           83,400.00         ZZ
                                         360         83,265.84          3
                                       9.125            678.57         90
                                       8.875            678.57       92,700.00
    PITTSFIELD       MA   01201          1            11/01/00         11
    7213388                              05           12/01/00         25
    7213388                              N            11/01/30
    0


    4239905          225/225             F           76,000.00         T
                                         360         75,871.20          1
1


                                       8.875            604.70         80
                                       8.625            604.70       95,000.00
    WINHALL          VT   05340          1            11/17/00         00
    7218933                              05           01/01/01          0
    7218933                              O            12/01/30
    0


    4240319          225/225             F          117,000.00         ZZ
                                         360        116,797.42          1
                                       8.750            920.44         90
                                       8.500            920.44      130,000.00
    SARASOTA         FL   34231          1            11/29/00         11
    7220198                              05           01/01/01         25
    7220198                              O            12/01/30
    0


    4240328          225/225             F           81,900.00         ZZ
                                         360         81,805.41          2
                                       8.750            644.31         90
                                       8.500            644.31       91,000.00
    TOLEDO           OH   43607          2            11/21/00         10
    7219394                              05           01/01/01         25
    7219394                              N            12/01/30
    0


    4240344          225/225             F          218,450.00         ZZ
                                         360        218,197.71          3
                                       8.750          1,718.55         95
                                       8.500          1,718.55      229,950.00
    CITRUS HEIGHTS   CA   95610          1            11/15/00         10
    7222129                              05           01/01/01         30
    7222129                              O            12/01/30
    0


    4240399          225/225             F          106,000.00         ZZ
                                         360        105,871.03          1
                                       8.500            815.05         85
                                       8.250            815.05      125,000.00
    COLUMBIA         SC   29205          2            11/17/00         10
    7221985                              05           01/01/01         25
    7221985                              O            12/01/30
    0


    4240815          225/225             F          110,000.00         ZZ
                                         360        109,862.78          1
                                       8.375            836.08         74
                                       8.125            836.08      150,000.00
    JUPITER          FL   33478          2            11/13/00         00
    7216306                              05           01/01/01          0
1


    7216306                              O            12/01/30
    0


    4240978          225/225             F           47,600.00         ZZ
                                         360         47,545.02          1
                                       8.750            374.47         70
                                       8.500            374.47       68,000.00
    SUNNY ISLES      FL   33160          1            11/21/00         00
    6514998                              06           01/01/01          0
    6514998                              N            12/01/30
    0


    4241008          E82/G02             F           48,300.00         ZZ
                                         360         48,300.00          2
                                       9.625            410.54         70
                                       9.375            410.54       69,000.00
    WILKES BARRE     PA   18702          1            01/24/01         00
    0400348470                           05           03/01/01          0
    0400348470                           N            02/01/31
    0


    4241373          225/225             F          252,700.00         ZZ
                                         360        252,359.75          1
                                       8.000          1,854.23         80
                                       7.750          1,854.23      318,000.00
    DANA POINT       CA   92629          1            11/03/00         00
    7220377                              05           01/01/01          0
    7220377                              O            12/01/30
    0


    4241860          225/225             F          192,600.00         ZZ
                                         360        191,969.19          4
                                       8.875          1,532.42         90
                                       8.625          1,532.42      214,000.00
    STOCKBRIDGE      GA   30281          1            11/01/00         11
    7213387                              05           12/01/00         25
    7213387                              N            11/01/30
    0


    4241924          225/225             F          283,500.00         ZZ
                                         360        283,172.59          4
                                       8.750          2,230.30         90
                                       8.500          2,230.30      315,000.00
    SAN DIEGO        CA   92104          1            11/10/00         10
    7214709                              05           01/01/01         25
    7214709                              O            12/01/30
    0


1


    4243381          E22/G02             F           54,900.00         ZZ
                                         360         54,900.00          2
                                       9.375            456.63         90
                                       9.125            456.63       61,000.00
    NEW ORLEANS      LA   70113          1            01/26/01         04
    0412236119                           05           03/01/01         25
    0412236119                           N            02/01/31
    0


    4243383          E22/G02             F           92,000.00         ZZ
                                         360         92,000.00          1
                                       8.250            691.17         84
                                       8.000            691.17      110,000.00
    SACRAMENTO       CA   95822          2            01/22/01         01
    0412258097                           05           03/01/01         12
    0412258097                           O            02/01/31
    0


    4243399          E22/G02             F          128,000.00         T
                                         360        128,000.00          1
                                       8.000            939.22         80
                                       7.750            939.22      160,000.00
    LAKE ARROWHEAD   CA   92352          1            01/18/01         00
    0412301590                           05           03/01/01          0
    0412301590                           O            02/01/31
    0


    4243411          E22/G02             F          131,250.00         ZZ
                                         360        131,250.00          1
                                       8.250            986.04         66
                                       8.000            986.04      200,000.00
    CLARKSTON        MI   48348          2            01/23/01         00
    0412318917                           05           03/01/01          0
    0412318917                           O            02/01/31
    0


    4243414          E22/G02             F           60,000.00         ZZ
                                         360         60,000.00          1
                                       8.750            472.02         80
                                       8.500            472.02       75,000.00
    GREAT FALLS      MT   59404          1            01/26/01         00
    0412321515                           05           03/01/01          0
    0412321515                           N            02/01/31
    0


    4243423          E22/G02             F           32,300.00         ZZ
                                         360         32,300.00          1
                                       9.375            268.66         85
                                       9.125            268.66       38,000.00
1


    ROANOKE          VA   24013          1            01/26/01         11
    0412328940                           05           03/01/01         20
    0412328940                           N            02/01/31
    0


    4243440          E22/G02             F          136,000.00         ZZ
                                         360        136,000.00          1
                                       9.000          1,094.29         80
                                       8.750          1,094.29      170,000.00
    SACRAMENTO       CA   95819          1            01/23/01         00
    0412338105                           05           03/01/01          0
    0412338105                           N            02/01/31
    0


    4243448          E22/G02             F           51,750.00         ZZ
                                         360         51,750.00          1
                                       8.375            393.34         90
                                       8.125            393.34       57,500.00
    TOWN CREEK       AL   35672          1            01/29/01         11
    0412343345                           05           03/01/01         25
    0412343345                           O            02/01/31
    0


    4245672          168/168             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       8.750            786.70         67
                                       8.500            786.70      150,000.00
    LIVINGSTON       NY   12541          1            01/23/01         00
    0189673249                           05           03/01/01          0
    0189673249                           O            02/01/31
    0


    4248979          E22/G02             F          100,000.00         ZZ
                                         360        100,000.00          2
                                       8.875            795.64         80
                                       8.625            795.64      125,000.00
    CHICO            CA   95926          1            01/22/01         00
    0412337875                           05           03/01/01          0
    0412337875                           N            02/01/31
    0
1



   TOTAL NUMBER OF LOANS   :        856

   TOTAL ORIGINAL BALANCE  :   111,704,503.48

   TOTAL PRINCIPAL BALANCE :   111,535,438.71

   TOTAL ORIGINAL P+I      :       881,212.19

   TOTAL CURRENT P+I       :       881,212.19


                             ***************************
                             *      END OF REPORT      *
                             ***************************

1

  RUN ON     : 02/27/01           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 10.00.17           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RALI 2001-QS2  NON-CONFORM                     CUTOFF : 02/01/01
  POOL       : 0004487
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ---------------------------------------------------------------------
      2001073                              .2500
      351,995.76                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3561688                              .2500
      497,698.58                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      3666660                              .2500
      296,662.63                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      3901068                              .2500
      713,348.82                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
             .0000                        9.5450

      3902607                              .2500
      291,978.20                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      3917411                              .2500
      292,119.12                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      3927517                              .2500
      598,068.19                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      3967379                              .2500
      131,911.43                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      3987833                              .2500
      295,814.39                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      3993473                              .2500
      334,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4010652                              .2500
      299,813.53                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4014555                              .2500
      389,549.60                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4015609                              .2500
      128,361.60                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4020324                              .2500
      337,295.54                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4021436                              .2500
      315,635.07                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4023793                              .2500
      387,792.35                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4024407                              .2500
      498,743.81                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4024574                              .2500
      648,398.48                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4024894                              .2500
      648,710.48                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4031704                              .5000
      439,407.56                           .0800
            8.0000                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4031940                              .2500
      450,197.43                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4032807                              .2500
      119,819.54                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      4036254                              .2500
      409,764.10                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4039698                              .2500
      419,595.97                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4044186                              .2500
      323,823.77                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4044540                              .2500
      307,798.52                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4046427                              .2500
      326,850.42                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4047674                              .2500
      359,758.45                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4049450                              .2500
      138,563.18                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4053144                              .2500
      294,892.74                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200
1



      4055280                              .2500
      347,778.09                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4063151                              .2500
      367,777.06                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4063338                              .2500
      311,795.90                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4064042                              .2500
      103,926.60                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4065084                              .2500
      331,788.29                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4070171                              .2500
      111,809.86                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4070456                              .2500
      389,775.62                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4071310                              .2500
      583,646.22                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4072058                              .2500
      459,069.21                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4072644                              .2500
      378,082.35                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4073220                              .2500
      320,446.41                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4074177                              .2500
      294,816.64                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4074543                              .2500
      296,163.99                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4074549                              .2500
      441,304.52                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4074553                              .2500
      370,371.39                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4074557                              .2500
      307,713.10                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4074618                              .2500
      325,530.78                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4074648                              .2500
      358,979.96                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4075472                              .2500
       82,343.29                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4075758                              .2500
      494,667.86                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4075825                              .2500
      358,782.52                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4077845                              .2500
      410,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4080012                              .2500
      737,358.92                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4082285                              .2500
      303,610.97                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4085291                              .2500
      494,382.51                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4094311                              .2500
      374,495.08                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4095061                              .2500
      307,605.85                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4098408                              .2500
      252,526.09                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4099786                              .2500
      129,912.78                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4102686                              .2500
      363,767.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4104007                              .2500
      104,927.74                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4104438                              .2500
      675,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4106439                              .2500
       82,942.88                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4106781                              .2500
       93,537.20                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4107014                              .2500
      279,258.62                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4107496                              .2500
      299,827.40                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4109302                              .2500
      399,763.84                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4109536                              .2500
      397,219.45                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4111401                              .2500
      359,764.51                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4114090                              .2500
      480,685.36                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      4115499                              .2500
      483,675.25                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4116588                              .2500
      343,200.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4120376                              .2500
      145,500.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
             .0000                        7.2950

      4120437                              .2500
      345,761.89                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4121429                              .2500
      103,428.77                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4122321                              .2500
      526,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4122553                              .2500
      374,941.79                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4122646                              .2500
      307,585.29                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      4122764                              .2500
      399,751.38                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4123130                              .2500
      298,827.98                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4123925                              .2500
      146,896.24                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4124172                              .2500
      306,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4124421                              .2500
      348,523.91                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
             .0000                        9.0450

      4125202                              .2500
      535,112.59                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4128926                              .2500
      299,793.54                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4131815                              .2500
      373,795.71                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700
1



      4132204                              .2500
      154,890.60                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4134825                              .2500
      318,561.82                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4134826                              .2500
      108,690.60                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4135129                              .2500
      359,813.36                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4138270                              .2500
      392,043.38                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4138307                              .2500
      568,646.34                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4138334                              .2500
      349,782.46                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4138465                              .2500
      132,901.05                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450
1



      4139518                              .2500
      288,824.92                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4142062                              .2500
      101,979.77                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4142242                              .2500
      386,880.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4143451                              .2500
       94,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4144090                              .2500
      315,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4146672                              .2500
       94,932.95                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4147581                              .2500
      306,209.56                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4148597                              .2500
      462,750.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      4149094                              .2500
      286,200.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
             .0000                        8.9200

      4149462                              .2500
      512,500.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4150550                              .2500
      399,295.35                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4150562                              .2500
      592,159.11                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4150569                              .2500
      513,750.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4150578                              .2500
      547,658.40                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4152471                              .2500
      294,612.75                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4152486                              .2500
      324,201.96                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4152490                              .2500
      332,027.99                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4152492                              .2500
      291,185.23                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4152494                              .2500
      649,249.34                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4152519                              .2500
      339,377.67                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4152520                              .2500
      599,251.52                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4152527                              .2500
      362,387.66                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4152529                              .2500
      294,842.42                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4152530                              .2500
      536,379.82                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4152531                              .2500
      429,187.47                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4152533                              .2500
      278,940.43                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4152536                              .2500
      346,580.60                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4152539                              .2500
      293,488.84                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4152543                              .2500
      333,254.40                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4152544                              .2500
      299,651.73                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4152549                              .2500
      570,304.24                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4152553                              .2500
      358,625.37                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4152557                              .2500
      396,772.42                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4152567                              .2500
      297,795.30                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4152568                              .2500
      339,464.20                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4152570                              .2500
      381,834.97                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4152571                              .2500
      434,729.62                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4152575                              .2500
      420,403.80                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4154563                              .2500
      310,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4155054                              .2500
       80,500.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450
1



      4155127                              .2500
      562,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4156071                              .2500
      130,909.85                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4157630                              .2500
      443,731.02                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4159388                              .2500
      441,710.87                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4159455                              .2500
      214,248.68                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4162700                              .2500
      467,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4162729                              .2500
      385,378.15                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4163030                              .2500
      349,776.81                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4163235                              .2500
      387,814.12                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
             .0000                        9.2950

      4163957                              .2500
      632,800.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
             .0000                        7.0450

      4164809                              .2500
      196,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4165765                              .2500
       49,818.42                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4165985                              .2500
      333,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
             .0000                        8.7950

      4167786                              .2500
      381,785.85                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4168844                              .2500
      316,800.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4169182                              .2500
      322,304.62                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4171291                              .2500
      301,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4171551                              .2500
      335,816.47                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4171811                              .2500
      299,673.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4172074                              .2500
       99,932.91                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4173112                              .2500
      170,879.31                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4173621                              .2500
      319,600.82                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4177015                              .2500
      473,712.85                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4179554                              .2500
      353,696.77                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4185678                              .2500
      306,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4187434                              .2500
      459,699.09                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4189143                              .2500
      481,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4190623                              .2500
      282,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4190665                              .2500
      172,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
             .0000                        7.2950

      4192139                              .2500
      360,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4192296                              .2500
      278,400.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4192396                              .2500
      450,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4192626                              .2500
      200,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4193710                              .2500
      386,765.55                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4195044                              .2500
      698,500.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4195045                              .2500
      110,600.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4195050                              .2500
      500,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4195087                              .2500
      399,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4196232                              .2500
      271,901.55                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4197593                              .2500
      367,765.33                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4198239                              .2500
      292,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4200021                              .2500
      334,802.21                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4200840                              .2500
      404,748.27                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204179                              .2500
      111,753.93                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4204191                              .2500
      543,088.85                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204192                              .2500
      479,686.01                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204195                              .2500
      339,564.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204227                              .2500
      338,776.85                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4204245                              .2500
      308,244.33                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204249                              .2500
      369,572.70                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204251                              .2500
      352,071.39                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204261                              .2500
       86,133.87                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204266                              .2500
      479,245.89                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204281                              .2500
      132,321.59                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204285                              .2500
      283,341.07                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4204301                              .2500
      318,312.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4204308                              .2500
      499,326.79                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204317                              .2500
      399,501.02                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204325                              .2500
      636,684.17                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204328                              .2500
      108,558.75                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4204331                              .2500
      310,871.56                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204362                              .2500
       91,874.54                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4204365                              .2500
      538,047.82                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204380                              .2500
       82,344.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      4204388                              .2500
      347,754.39                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4204391                              .2500
      380,225.38                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204400                              .2500
      560,233.49                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204404                              .2500
      377,563.45                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204408                              .2500
      499,689.22                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204411                              .2500
       69,950.59                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4204433                              .2500
      319,790.68                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204435                              .2500
      319,795.95                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4204438                              .2500
      719,516.90                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204442                              .2500
      387,758.84                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204453                              .2500
      279,825.97                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204458                              .2500
      499,681.17                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204462                              .2500
      519,684.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204466                              .2500
      484,163.59                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204492                              .2500
      557,570.62                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204510                              .2500
      390,956.85                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450
1



      4204521                              .2500
      190,871.84                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204524                              .2500
      471,691.24                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204525                              .2500
      407,040.10                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204526                              .2500
      469,276.82                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4204533                              .2500
      326,701.96                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4204534                              .2500
      951,951.99                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204546                              .2500
      507,707.73                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4204553                              .2500
      279,830.37                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700
1



      4204555                              .2500
      451,680.99                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4204557                              .2500
      359,770.44                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204558                              .2500
       82,344.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204561                              .2500
      329,778.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204564                              .2500
      379,238.83                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4204572                              .2500
      449,734.33                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204591                              .2500
      307,808.56                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4204597                              .2500
      356,010.96                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      4204613                              .2500
       96,233.73                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4204614                              .2500
      639,292.09                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4204616                              .2500
      119,117.97                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4204618                              .2500
      377,776.83                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4204626                              .2500
      379,745.02                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4204629                              .2500
      663,565.65                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4204635                              .2500
      399,738.34                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4206046                              .2500
      451,550.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200
1



      4206048                              .2500
      420,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4206066                              .2500
      358,700.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4209166                              .2500
      360,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4210340                              .2500
      312,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4211927                              .2500
      366,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4217763                              .2500
      460,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4222573                              .2500
      331,350.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450

      4222577                              .2500
      297,975.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450
1



      4222592                              .2500
      439,600.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4222706                              .2500
      400,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4227377                              .2500
      163,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4227400                              .2500
      160,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4227401                              .2500
      280,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4232069                              .2500
       82,600.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4232076                              .2500
       82,500.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
             .0000                        7.2950

      4235067                              .2500
      375,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950
1



      4235172                              .2500
      549,300.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4237127                              .2500
      350,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4237155                              .2500
      152,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
             .0000                        7.4200

      4238111                              .2500
      364,520.85                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4238159                              .2500
       99,865.35                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4238239                              .2500
      591,721.51                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4238291                              .2500
      499,084.84                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4238517                              .2500
      329,455.81                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700
1



      4239238                              .2500
      436,179.43                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4239244                              .2500
      335,260.32                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4239248                              .2500
      326,003.14                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4239331                              .2500
      423,736.46                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4239345                              .2500
      288,389.79                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4239849                              .2500
      427,452.26                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4239902                              .2500
      305,637.38                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4239907                              .2500
      499,422.55                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200
1



      4240257                              .2500
      360,799.34                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4240291                              .2500
      567,254.37                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4240424                              .2500
      303,476.09                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
             .0000                        7.7950

      4240436                              .2500
      409,433.82                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
             .0000                        7.5450

      4240438                              .2500
      326,489.14                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4240718                              .2500
      495,396.89                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4240748                              .2500
      390,548.44                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4240775                              .2500
      424,521.70                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
             .0000                        8.5450
1



      4240780                              .2500
      419,502.28                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4240813                              .2500
      399,488.11                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4241075                              .2500
      299,616.08                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4241274                              .2500
      516,576.78                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950

      4241714                              .2500
      299,625.76                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4243419                              .2500
      372,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4243545                              .2500
      339,575.86                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4243546                              .2500
      302,041.64                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
             .0000                        8.2950
1



      4243547                              .2500
      384,228.22                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
             .0000                        8.6700

      4243548                              .2500
      367,360.17                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
             .0000                        8.4200

      4243549                              .2500
      295,807.54                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

      4243550                              .2500
      299,625.76                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
             .0000                        8.0450

      4243551                              .2500
      335,785.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
             .0000                        7.9200

      4248996                              .2500
      197,600.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
             .0000                        7.6700

      4250896                              .2500
      300,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
             .0000                        8.1700

  TOTAL NUMBER OF LOANS:      293
  TOTAL BALANCE........:        103,824,865.08


1

  RUN ON     : 02/27/01            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 10.00.17            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RALI 2001-QS2  NON   FIXED SUMMARY REPORT      CUTOFF : 02/01/01
  POOL       : 0004487
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        8.4015            7.3750      9.8750
  RFC NET RATE                          8.1505            7.1250      9.6250
  NET MTG RATE(INVSTR RATE)             8.0705            7.0450      9.5450
  POST STRIP RATE                        .0000             .0000       .0000
  SUB SERV FEE                           .2511             .2500       .5000
  MSTR SERV FEE                          .0800             .0800       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                 8.0705            7.0450      9.5450







  TOTAL NUMBER OF LOANS:   293
  TOTAL BALANCE........:     103,824,865.08


                             ***************************
                             *      END OF REPORT      *
                             ***************************
1

  RUN ON     : 02/27/01           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 10.00.17          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RALI 2001-QS2                                  CUTOFF : 02/01/01
  POOL       : 0004487
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    2001073          U05/G02             F          353,000.00         ZZ
                                         360        351,995.76          1
                                       8.875          2,808.63         93
                                       8.625          2,808.63      380,000.00
    TACOMA           WA   98465          2            08/25/00         14
    0432329886                           05           10/01/00         30
    3066429                              O            09/01/30
    0


    3561688          S48/S48             F          500,000.00         ZZ
                                         360        497,698.58          3
                                       8.875          3,978.23         69
                                       8.625          3,978.23      725,000.00
    SAN MATEO        CA   94401          1            05/02/00         00
    6039304172                           05           07/01/00          0
    6039304172                           O            06/01/30
    0


    3666660          A50/G02             F          300,000.00         T
                                         360        296,662.63          1
                                       8.375          2,280.22         80
                                       8.125          2,280.22      375,000.00
    CALABASH         NC   28467          4            02/15/00         00
    0432554640                           03           04/01/00          0
    7505287650                           O            03/01/30
    0


    3901068          J95/J95             F          715,000.00         ZZ
                                         360        713,348.82          1
                                       9.875          6,208.70         62
                                       9.625          6,208.70    1,170,000.00
    TOWN AND COUNTR  MO   63131          1            09/01/00         00
    0017520313                           05           10/01/00          0
1


    0017520313                           O            09/01/30
    0


    3902607          U05/G02             F          292,500.00         ZZ
                                         360        291,978.20          1
                                       8.625          2,275.03         90
                                       8.375          2,275.03      325,000.00
    NAPA             CA   94558          1            10/24/00         01
    0432431849                           05           12/01/00         25
    3078316                              O            11/01/30
    0


    3917411          637/G02             F          293,000.00         ZZ
                                         360        292,119.12          1
                                       8.875          2,331.24         80
                                       8.625          2,331.24      367,000.00
    WATSONVILLE      CA   95076          2            09/29/00         00
    0432377810                           03           11/01/00          0
    0021472204                           O            10/01/30
    0


    3927517          253/253             F          600,000.00         ZZ
                                         360        598,068.19          1
                                       9.375          4,990.50         81
                                       9.125          4,990.50      749,000.00
    GRANBURY         TX   76048          1            10/30/00         00
    957588                               05           12/01/00          0
    957588                               O            11/01/30
    0


    3967379          637/G02             F          132,000.00         ZZ
                                         360        131,911.43          3
                                       8.000            968.57         80
                                       7.750            968.57      165,000.00
    EDGEWOOD         PA   15218          2            12/19/00         00
    0432554814                           05           02/01/01          0
    0014573646                           O            01/01/31
    0


    3987833          168/168             F          296,400.00         ZZ
                                         360        295,814.39          1
                                       8.125          2,200.76         80
                                       7.875          2,200.76      370,500.00
    STONE RIDGE      NY   12484          1            10/31/00         00
    0189675284                           05           12/01/00          0
    0189675284                           O            11/01/30
    0


1


    3993473          U05/G02             F          334,000.00         ZZ
                                         360        334,000.00          1
                                       8.000          2,450.77         70
                                       7.750          2,450.77      480,000.00
    SOUTH SAN FRANC  CA   94080          5            01/09/01         00
    0432578987                           01           03/01/01          0
    3085098                              O            02/01/31
    0


    4010652          163/G02             F          300,000.00         ZZ
                                         360        299,813.53          1
                                       8.375          2,280.22         57
                                       8.125          2,280.22      534,000.00
    MELROSE          MA   02176          5            12/23/00         00
    0432549210                           05           02/01/01          0
    1000260805                           O            01/01/31
    0


    4014555          U05/G02             F          390,000.00         ZZ
                                         360        389,549.60          1
                                       8.750          3,068.13         75
                                       8.500          3,068.13      520,000.00
    CAMPBELL         CA   95008          5            11/27/00         00
    0432508422                           05           01/01/01          0
    3082943                              O            12/01/30
    0


    4015609          E23/G02             F          128,450.00         ZZ
                                         360        128,361.60          1
                                       7.875            931.35         80
                                       7.625            931.35      160,575.00
    CHULA VISTA      CA   91913          1            12/26/00         00
    0432523892                           01           02/01/01          0
    10511962                             O            01/01/31
    0


    4020324          U05/G02             F          337,500.00         ZZ
                                         360        337,295.54          1
                                       8.500          2,595.08         75
                                       8.250          2,595.08      455,000.00
    SAN FRANCISCO    CA   94112          5            12/14/00         00
    0432553303                           05           02/01/01          0
    3086296                              O            01/01/31
    0


    4021436          168/168             F          316,000.00         ZZ
                                         360        315,635.07          1
                                       8.750          2,485.97         80
                                       8.500          2,485.97      395,000.00
1


    RYE              NY   10580          1            11/10/00         00
    1866650                              05           01/01/01          0
    1866650                              O            12/01/30
    0


    4023793          369/G02             F          391,500.00         ZZ
                                         360        387,792.35          1
                                       8.250          2,941.21         90
                                       8.000          2,941.21      435,000.00
    ALPHARETTA       GA   30022          1            11/30/00         10
    0432563625                           03           01/01/01         25
    0072609779                           O            12/01/30
    0


    4024407          526/526             F          500,000.00         ZZ
                                         360        498,743.81          1
                                       8.375          3,800.36         80
                                       8.125          3,800.36      625,000.00
    VANCOUVER        WA   98664          1            09/09/00         00
    0357808                              05           11/01/00          0
    0357808                              O            10/01/30
    0


    4024574          526/526             F          649,950.00         ZZ
                                         360        648,398.48          2
                                       8.625          5,055.24         75
                                       8.375          5,055.24      870,000.00
    SAN DIEGO        CA   92109          1            10/02/00         00
    0422960                              05           11/01/00          0
    0422960                              O            10/01/30
    0


    4024894          526/526             F          649,900.00         ZZ
                                         360        648,710.48          4
                                       8.500          4,997.17         69
                                       8.250          4,997.17      950,000.00
    SANTA MONICA     CA   90403          2            10/20/00         00
    0426949                              05           12/01/00          0
    0426949                              O            11/01/30
    0


    4031704          405/405             F          440,000.00         ZZ
                                         360        439,407.56          1
                                       8.000          3,228.57         80
                                       7.500          3,228.57      550,000.00
    LOS ANGELES      CA   90025          1            11/08/00         00
    16954935                             05           01/01/01          0
    16954935                             O            12/01/30
    0
1




    4031940          Q59/G02             F          452,000.00         ZZ
                                         360        450,197.43          1
                                       8.250          3,395.73         81
                                       8.000          3,395.73      563,120.00
    BEVERLY HILLS    CA   90210          1            11/29/00         95
    0432495588                           08           02/01/01          0
    00202177                             O            01/01/31
    0


    4032807          637/G02             F          119,900.00         ZZ
                                         360        119,819.54          1
                                       8.000            879.79         75
                                       7.750            879.79      159,900.00
    WILSONVILLE      OR   97070          1            12/14/00         00
    0432524189                           03           02/01/01          0
    0016192965                           O            01/01/31
    0


    4036254          637/G02             F          410,000.00         ZZ
                                         360        409,764.10          1
                                       8.750          3,225.48         73
                                       8.500          3,225.48      565,000.00
    SEATTLE          WA   98177          5            12/06/00         00
    0432545531                           03           02/01/01          0
    0021098835                           O            01/01/31
    0


    4039698          E22/G02             F          420,000.00         ZZ
                                         360        419,595.97          1
                                       9.625          3,569.96         80
                                       9.375          3,569.96      525,000.00
    WEST BLOOMFIELD  MI   48323          5            11/22/00         00
    0412247892                           05           01/01/01          0
    0412247892                           O            12/01/30
    0


    4044186          163/G02             F          324,218.00         ZZ
                                         360        323,823.77          1
                                       8.500          2,492.96         89
                                       8.250          2,492.96      365,000.00
    ALBUQUERQUE      NM   87104          1            11/30/00         11
    0432514990                           05           01/01/01         25
    1817740665                           O            12/01/30
    0


    4044540          637/G02             F          308,000.00         ZZ
                                         360        307,798.52          1
1


                                       8.125          2,286.90         80
                                       7.875          2,286.90      385,000.00
    JEFFERSON        OR   97352          5            12/08/00         00
    0432512721                           05           02/01/01          0
    0021437231                           O            01/01/31
    0


    4046427          637/G02             F          327,200.00         ZZ
                                         360        326,850.42          1
                                       9.125          2,662.21         70
                                       8.875          2,662.21      467,500.00
    ATLANTA          GA   30324          1            12/01/00         00
    0432566305                           05           01/01/01          0
    0021928163                           N            12/01/30
    0


    4047674          163/G02             F          360,000.00         ZZ
                                         360        359,758.45          1
                                       8.000          2,641.55         80
                                       7.750          2,641.55      450,000.00
    SANTA ANA        CA   92705          5            12/05/00         00
    0432515997                           05           02/01/01          0
    617741879                            O            01/01/31
    0


    4049450          168/168             F          138,750.00         ZZ
                                         360        138,563.18          1
                                       8.000          1,018.10         75
                                       7.750          1,018.10      185,000.00
    SPRING VALLEY    NY   10977          1            11/15/00         00
    187815                               02           01/01/01          0
    187815                               O            12/01/30
    0


    4053144          E22/G02             F          295,200.00         ZZ
                                         360        294,892.74          1
                                       9.250          2,428.54         90
                                       9.000          2,428.54      328,000.00
    PALM CITY        FL   34990          1            11/30/00         04
    0412242604                           03           01/01/01         30
    0412242604                           O            12/01/30
    0


    4055280          E23/G02             F          348,000.00         ZZ
                                         360        347,778.09          1
                                       8.250          2,614.41         80
                                       8.000          2,614.41      435,000.00
    SAN JOSE         CA   95139          5            12/14/00         00
    0432511699                           05           02/01/01          0
1


    51000798                             O            01/01/31
    0


    4063151          163/G02             F          368,000.00         ZZ
                                         360        367,777.06          1
                                       8.500          2,829.61         80
                                       8.250          2,829.61      460,000.00
    NORTH KINGSTOWN  RI   02852          1            12/29/00         00
    0432549244                           05           02/01/01          0
    1000251550                           O            01/01/31
    0


    4063338          637/G02             F          312,000.00         ZZ
                                         360        311,795.90          1
                                       8.125          2,316.60         80
                                       7.875          2,316.60      390,000.00
    WALDORF          MD   20603          5            12/06/00         00
    0432545572                           05           02/01/01          0
    0019195825                           O            01/01/31
    0


    4064042          F36/G02             F          104,000.00         ZZ
                                         360        103,926.60          1
                                       7.750            745.07         80
                                       7.500            745.07      130,000.00
    TACOMA           WA   98406          1            12/12/00         00
    0432516177                           05           02/01/01          0
    06401506                             O            01/01/31
    0


    4065084          U28/G02             F          332,000.00         ZZ
                                         360        331,788.29          1
                                       8.250          2,494.21         80
                                       8.000          2,494.21      415,000.00
    ATLANTA          GA   30305          1            12/29/00         00
    0432560118                           05           02/01/01          0
    108039                               N            01/01/31
    0


    4070171          F96/G02             F          112,000.00         ZZ
                                         240        111,809.86          1
                                       8.000            936.81         78
                                       7.750            936.81      145,000.00
    JEFFERSON        NJ   07849          5            12/08/00         00
    0432517571                           05           02/01/01          0
    0003856                              O            01/01/21
    0


1


    4070456          163/G02             F          390,000.00         ZZ
                                         360        389,775.62          1
                                       8.750          3,068.13         65
                                       8.500          3,068.13      600,000.00
    SANTA CLARITA    CA   91350          5            12/07/00         00
    0432513901                           05           02/01/01          0
    617736598                            O            01/01/31
    0


    4071310          163/G02             F          584,000.00         ZZ
                                         360        583,646.22          1
                                       8.500          4,490.45         56
                                       8.250          4,490.45    1,050,000.00
    BORING           OR   97009          2            12/11/00         00
    0432562957                           05           02/01/01          0
    817742901                            O            01/01/31
    0


    4072058          U05/G02             F          459,600.00         ZZ
                                         360        459,069.21          1
                                       8.750          3,615.68         80
                                       8.500          3,615.68      574,500.00
    CARMEL           CA   93921          1            11/14/00         00
    0432566115                           05           01/01/01          0
    3082805                              N            12/01/30
    0


    4072644          637/G02             F          378,300.00         ZZ
                                         360        378,082.35          1
                                       8.750          2,976.09         89
                                       8.500          2,976.09      426,713.00
    MILPITAS         CA   95035          1            12/01/00         12
    0432545010                           01           02/01/01         25
    0021470919                           O            01/01/31
    0


    4073220          664/G02             F          320,600.00         ZZ
                                         360        320,446.41          1
                                       9.625          2,725.07         75
                                       9.375          2,725.07      427,500.00
    NEWTONVILLE      MA   02460          1            12/14/00         00
    0432538809                           05           02/01/01          0
    0003653326                           N            01/01/31
    0


    4074177          163/G02             F          295,000.00         ZZ
                                         360        294,816.64          1
                                       8.375          2,242.21         71
                                       8.125          2,242.21      417,000.00
1


    KEY WEST         FL   33040          5            12/18/00         00
    0432553980                           05           02/01/01          0
    7717750706                           O            01/01/31
    0


    4074543          F28/G02             F          300,000.00         ZZ
                                         360        296,163.99          1
                                       8.000          2,201.29         75
                                       7.750          2,201.29      400,000.00
    KETCHUM          ID   83340          5            07/14/99         00
    0432506707                           05           09/01/99          0
    4674927                              O            08/01/29
    0


    4074549          F28/G02             F          442,500.00         ZZ
                                         360        441,304.52          1
                                       9.125          3,600.33         75
                                       8.875          3,600.33      590,000.00
    ST PAUL          MN   55105          5            09/01/00         00
    0432507853                           05           10/01/00          0
    6074597                              O            09/01/30
    0


    4074553          F28/G02             F          371,000.00         ZZ
                                         360        370,371.39          1
                                       8.875          2,951.85         70
                                       8.625          2,951.85      530,000.00
    NORTHVILLE       MI   48167          5            10/04/00         00
    0432506558                           05           12/01/00          0
    6142469                              O            11/01/30
    0


    4074557          F28/G02             F          309,000.00         ZZ
                                         360        307,713.10          1
                                       8.375          2,348.62         48
                                       8.125          2,348.62      650,000.00
    WATERFORD        MI   48329          5            10/02/00         00
    0432506509                           29           11/01/00          0
    6189298                              O            10/01/30
    0


    4074618          F28/G02             F          330,000.00         ZZ
                                         360        325,530.78          1
                                       8.000          2,421.42         43
                                       7.750          2,421.42      780,000.00
    PARADISE VALLEY  AZ   85253          5            07/02/99         00
    0432506483                           05           08/01/99          0
    4840726                              O            07/01/29
    0
1




    4074648          F28/G02             F          360,000.00         ZZ
                                         360        358,979.96          1
                                       8.875          2,864.33         75
                                       8.625          2,864.33      485,000.00
    NORTH KINGSTOWN  RI   02852          5            09/20/00         00
    0432507838                           05           11/01/00          0
    6122883                              O            10/01/30
    0


    4075472          964/G02             F           82,400.00         ZZ
                                         360         82,343.29          1
                                       7.875            597.46         80
                                       7.625            597.46      103,000.00
    EUGENE           OR   97405          1            12/11/00         00
    0432503217                           05           02/01/01          0
    95417                                O            01/01/31
    0


    4075758          163/G02             F          495,000.00         T
                                         360        494,667.86          1
                                       8.000          3,632.14         75
                                       7.750          3,632.14      660,000.00
    BURLINGAME       CA   94401          1            12/22/00         00
    0432550929                           01           02/01/01          0
    1000265188                           O            01/01/31
    0


    4075825          624/G02             F          359,000.00         ZZ
                                         360        358,782.52          1
                                       8.500          2,760.40         66
                                       8.250          2,760.40      545,000.00
    SAN JOSE         CA   95124          5            12/13/00         00
    0432506160                           05           02/01/01          0
    35300102196                          O            01/01/31
    0


    4077845          144/144             F          410,000.00         ZZ
                                         360        410,000.00          1
                                       8.625          3,188.94         61
                                       8.375          3,188.94      682,000.00
    SOUTHAMPTON      NY   11968          5            01/18/01         00
    00AIMONE                             05           03/01/01          0
    00AIMONE                             O            02/01/31
    0


    4080012          676/G02             F          742,000.00         T
                                         360        737,358.92          1
1


                                       8.500          5,705.34         70
                                       8.250          5,705.34    1,060,000.00
    LAHAINA          HI   96761          1            03/20/00         00
    0432553972                           05           05/01/00          0
    0018703608                           O            04/01/30
    0


    4082285          286/286             F          304,000.00         ZZ
                                         360        303,610.97          1
                                       8.250          2,283.85         80
                                       8.000          2,283.85      380,000.00
    SAN FRANCISCO    CA   94134          2            11/09/00         00
    9775717                              05           01/01/01          0
    9775717                              O            12/01/30
    0


    4085291          196/G02             F          495,000.00         ZZ
                                         360        494,382.51          1
                                       8.375          3,762.36         75
                                       8.125          3,762.36      660,000.00
    VALENCIA         CA   91355          1            11/20/00         00
    0432457687                           03           01/01/01          0
    1390608                              O            12/01/30
    0


    4094311          253/253             F          375,000.00         ZZ
                                         360        374,495.08          1
                                       8.000          2,751.62         67
                                       7.750          2,751.62      560,000.00
    WHEAT RIDGE      CO   80033          1            12/01/00         00
    959511                               05           01/01/01          0
    959511                               O            12/01/30
    0


    4095061          526/526             F          308,000.00         ZZ
                                         360        307,605.85          1
                                       8.250          2,313.90         80
                                       8.000          2,313.90      385,000.00
    BIGFORK          MT   59911          1            11/07/00         00
    0427887                              05           01/01/01          0
    0427887                              O            12/01/30
    0


    4098408          E22/G02             F          252,700.00         ZZ
                                         360        252,526.09          1
                                       7.875          1,832.25         47
                                       7.625          1,832.25      538,000.00
    GREELEY          CO   80631          4            12/13/00         00
    0412274706                           05           02/01/01          0
1


    0412274706                           O            01/01/31
    0


    4099786          950/G02             F          130,000.00         ZZ
                                         360        129,912.78          1
                                       8.000            953.89         69
                                       7.750            953.89      189,000.00
    SEATTLE          WA   98108          5            12/20/00         00
    0432553428                           05           02/01/01          0
    E2012176                             O            01/01/31
    0


    4102686          637/G02             F          364,000.00         ZZ
                                         360        363,767.89          1
                                       8.250          2,734.61         80
                                       8.000          2,734.61      455,000.00
    WASHINGTON       DC   20016          1            12/20/00         00
    0432547313                           05           02/01/01          0
    0019198746                           O            01/01/31
    0


    4104007          E22/G02             F          105,000.00         ZZ
                                         360        104,927.74          1
                                       7.875            761.32         87
                                       7.625            761.32      122,000.00
    KEARNEY          MO   64060          5            12/04/00         04
    0412256299                           05           02/01/01         25
    0412256299                           O            01/01/31
    0


    4104438          A35/G02             F          675,000.00         ZZ
                                         360        675,000.00          1
                                       8.250          5,071.04         75
                                       8.000          5,071.04      900,000.00
    EAST HILLS       NY   11576          2            01/12/01         00
    0432566347                           05           03/01/01          0
    PFW511                               O            02/01/31
    0


    4106439          637/G02             F           83,000.00         ZZ
                                         360         82,942.88          1
                                       7.875            601.81         83
                                       7.625            601.81      100,000.00
    ROME             GA   30165          2            12/21/00         14
    0432557429                           05           02/01/01         12
    0021817192                           O            01/01/31
    0


1


    4106781          E47/G02             F           93,600.00         ZZ
                                         360         93,537.20          1
                                       8.000            686.80         80
                                       7.750            686.80      117,000.00
    HOUSTON          TX   77084          1            12/20/00         00
    0432525160                           03           02/01/01          0
    7323011171                           O            01/01/31
    0


    4107014          E84/G02             F          280,000.00         ZZ
                                         360        279,258.62          1
                                       8.250          2,103.55         88
                                       8.000          2,103.55      320,000.00
    SAN DIEGO        CA   92126          5            10/17/00         11
    0432528677                           05           12/01/00         25
    16001358                             O            11/01/30
    0


    4107496          624/G02             F          300,000.00         ZZ
                                         360        299,827.40          1
                                       8.750          2,360.10         79
                                       8.500          2,360.10      380,750.00
    SALINAS          CA   93901          1            12/21/00         00
    0432549574                           05           02/01/01          0
    88612000116F                         N            01/01/31
    0


    4109302          U05/G02             F          400,000.00         ZZ
                                         360        399,763.84          1
                                       8.625          3,111.16         73
                                       8.375          3,111.16      550,000.00
    SAN BRUNO        CA   94066          5            12/22/00         00
    0432578946                           05           02/01/01          0
    3089770                              O            01/01/31
    0


    4109536          758/G02             F          397,500.00         ZZ
                                         360        397,219.45          1
                                       7.750          2,847.74         75
                                       7.500          2,847.74      530,000.00
    HOUSTON          TX   77098          5            12/22/00         00
    0432526531                           05           02/01/01          0
    10641                                O            01/01/31
    0


    4111401          U59/G02             F          360,000.00         ZZ
                                         360        359,764.51          1
                                       8.125          2,672.99         80
                                       7.875          2,672.99      450,000.00
1


    BROOKFIELD       CT   06804          1            01/12/01         00
    0432561843                           05           02/12/01          0
    800709171                            O            01/12/31
    0


    4114090          830/G02             F          481,000.00         ZZ
                                         360        480,685.36          1
                                       8.125          3,571.41         80
                                       7.875          3,571.41      602,000.00
    DAPHNE           AL   36526          5            12/21/00         00
    0432514909                           05           02/01/01          0
    545149                               O            01/01/31
    0


    4115499          637/G02             F          484,000.00         ZZ
                                         360        483,675.25          1
                                       8.000          3,551.42         80
                                       7.750          3,551.42      605,000.00
    SEATTLE          WA   98115          5            12/21/00         00
    0432562296                           05           02/01/01          0
    15469729                             O            01/01/31
    0


    4116588          B49/G02             F          343,200.00         ZZ
                                         360        343,200.00          1
                                       8.250          2,578.35         80
                                       8.000          2,578.35      429,000.00
    EVERGREEN        CO   80439          1            01/05/01         00
    0432563609                           05           03/01/01          0
    154800550                            O            02/01/31
    0


    4120376          964/G02             F          145,500.00         ZZ
                                         360        145,500.00          1
                                       7.625          1,029.84         62
                                       7.375          1,029.84      235,000.00
    PORTLAND         OR   97212          5            12/28/00         00
    0432548147                           03           03/01/01          0
    96664                                O            02/01/31
    0


    4120437          U28/G02             F          346,000.00         ZZ
                                         360        345,761.89          1
                                       7.875          2,508.74         74
                                       7.625          2,508.74      470,000.00
    DECATUR          GA   30030          5            12/04/00         00
    0432512754                           05           02/01/01          0
    047036                               O            01/01/31
    0
1




    4121429          624/G02             F          103,500.00         ZZ
                                         360        103,428.77          1
                                       7.875            750.45         75
                                       7.625            750.45      138,000.00
    LOVELAND         CO   80537          5            12/22/00         00
    0432505378                           05           02/01/01          0
    7301440013                           O            01/01/31
    0


    4122321          U05/G02             F          526,500.00         ZZ
                                         360        526,500.00          1
                                       8.750          4,141.98         66
                                       8.500          4,141.98      800,000.00
    DALLAS           TX   75209          5            01/05/01         00
    0432563062                           05           03/01/01          0
    3093497                              O            02/01/31
    0


    4122553          F96/G02             F          375,200.00         T
                                         360        374,941.79          1
                                       7.875          2,720.46         80
                                       7.625          2,720.46      469,000.00
    LONG BEACH TOWN  NJ   08008          1            12/27/00         00
    0432548600                           05           02/01/01          0
    0004126                              O            01/01/31
    0


    4122646          944/G02             F          308,000.00         ZZ
                                         360        307,585.29          1
                                       8.000          2,260.00         72
                                       7.750          2,260.00      433,000.00
    SAN JOSE         CA   95139          5            11/14/00         00
    0432517340                           05           01/01/01          0
    W00103013                            O            12/01/30
    0


    4122764          253/253             F          400,000.00         ZZ
                                         360        399,751.38          1
                                       8.375          3,040.29         77
                                       8.125          3,040.29      525,000.00
    SAN JOSE         CA   95112          1            12/11/00         00
    959543                               05           02/01/01          0
    959543                               O            01/01/31
    0


    4123130          168/168             F          299,000.00         ZZ
                                         360        298,827.98          1
1


                                       8.750          2,352.23         74
                                       8.500          2,352.23      407,000.00
    GROSSE POINTE F  MI   48236          5            11/29/00         00
    0209524987                           05           02/01/01          0
    0209524987                           O            01/01/31
    0


    4123925          K15/G02             F          147,000.00         ZZ
                                         360        146,896.24          1
                                       7.750          1,053.13         75
                                       7.500          1,053.13      197,000.00
    RIDGE            NY   11961          5            12/26/00         00
    0432535433                           05           02/01/01          0
    906                                  O            01/01/31
    0


    4124172          964/G02             F          306,000.00         ZZ
                                         360        306,000.00          1
                                       8.125          2,272.04         90
                                       7.875          2,272.04      340,000.00
    WENATCHEE        WA   98801          1            01/08/01         11
    0432556520                           05           03/01/01         25
    92520                                O            02/01/31
    0


    4124421          637/G02             F          348,700.00         ZZ
                                         360        348,523.91          1
                                       9.375          2,900.31         75
                                       9.125          2,900.31      465,000.00
    ATLANTA          GA   30324          1            12/27/00         00
    0432543569                           05           02/01/01          0
    0021930029                           N            01/01/31
    0


    4125202          163/G02             F          535,700.00         ZZ
                                         360        535,112.59          1
                                       9.000          4,310.36         80
                                       8.750          4,310.36      675,000.00
    SPOKANE          WA   99208          5            11/20/00         00
    0432552396                           05           01/01/01          0
    817718844                            O            12/01/30
    0


    4128926          637/G02             F          300,000.00         ZZ
                                         360        299,793.54          1
                                       7.875          2,175.21         69
                                       7.625          2,175.21      437,000.00
    COVINGTON        LA   70433          2            12/29/00         00
    0432571214                           05           02/01/01          0
1


    17692070                             O            01/01/31
    0


    4131815          Q64/G02             F          374,000.00         ZZ
                                         360        373,795.71          1
                                       9.000          3,009.29         75
                                       8.750          3,009.29      499,900.00
    OSPREY           FL   34229          1            12/22/00         00
    0432556116                           01           02/01/01          0
    7201010594                           N            01/01/31
    0


    4132204          Q73/G02             F          155,000.00         ZZ
                                         360        154,890.60          1
                                       7.750          1,110.44         69
                                       7.500          1,110.44      225,000.00
    SENATOBIA        MS   38668          5            12/21/00         00
    0432542074                           05           02/01/01          0
    2770163                              O            01/01/31
    0


    4134825          E22/G02             F          318,750.00         ZZ
                                         360        318,561.82          1
                                       8.625          2,479.20         75
                                       8.375          2,479.20      425,000.00
    LAKE FOREST      CA   92630          5            12/18/00         00
    0412278426                           03           02/01/01          0
    0412278426                           O            01/01/31
    0


    4134826          E22/G02             F          108,750.00         ZZ
                                         360        108,690.60          1
                                       9.000            875.03         95
                                       8.750            875.03      114,500.00
    CHICAGO          IL   60659          1            12/27/00         04
    0412278467                           01           02/01/01         30
    0412278467                           O            01/01/31
    0


    4135129          637/G02             F          360,000.00         ZZ
                                         360        359,813.36          1
                                       9.250          2,961.64         75
                                       9.000          2,961.64      480,000.00
    NE ATLANTA       GA   30324          1            12/29/00         00
    0432557304                           05           02/01/01          0
    0021930292                           N            01/01/31
    0


1


    4138270          E22/G02             F          392,300.00         ZZ
                                         360        392,043.38          1
                                       8.125          2,912.82         80
                                       7.875          2,912.82      490,404.00
    SAN JOSE         CA   95112          1            12/14/00         00
    0412244329                           01           02/01/01          0
    0412244329                           N            01/01/31
    0


    4138307          E22/G02             F          569,000.00         ZZ
                                         360        568,646.34          1
                                       8.375          4,324.81         72
                                       8.125          4,324.81      800,000.00
    SEATTLE          WA   98103          5            12/20/00         00
    0412285660                           05           02/01/01          0
    0412285660                           O            01/01/31
    0


    4138334          E22/G02             F          350,000.00         ZZ
                                         360        349,782.46          1
                                       8.375          2,660.25         48
                                       8.125          2,660.25      744,000.00
    LOS GATOS        CA   95033          5            12/21/00         00
    0412293441                           05           02/01/01          0
    0412293441                           O            01/01/31
    0


    4138465          U62/G02             F          133,000.00         ZZ
                                         360        132,901.05          1
                                       7.875            964.34         95
                                       7.625            964.34      140,000.00
    STERLING HEIGHT  MI   48313          2            12/19/00         04
    0432516086                           05           02/01/01         30
    2001225408                           O            01/01/31
    0


    4139518          E47/G02             F          289,000.00         ZZ
                                         360        288,824.92          1
                                       8.500          2,222.16         79
                                       8.250          2,222.16      368,000.00
    BRIGHTON         CO   80601          2            01/03/01         00
    0432545556                           05           02/01/01          0
    7332015399                           O            01/01/31
    0


    4142062          E22/G02             F          102,050.00         ZZ
                                         360        101,979.77          1
                                       7.875            739.93         80
                                       7.625            739.93      127,590.00
1


    EAST WENATCHEE   WA   98802          1            12/21/00         00
    0412292021                           05           02/01/01          0
    0412292021                           O            01/01/31
    0


    4142242          A50/G02             F          386,880.00         ZZ
                                         360        386,880.00          1
                                       8.125          2,872.57         80
                                       7.875          2,872.57      483,600.00
    ELGIN            SC   29045          1            01/02/01         00
    0432563807                           03           03/01/01          0
    224157                               O            02/01/31
    0


    4143451          624/G02             F           94,000.00         ZZ
                                         360         94,000.00          1
                                       7.750            673.43         80
                                       7.500            673.43      117,500.00
    STOCKTON         CA   95207          1            01/03/01         00
    0432535243                           05           03/01/01          0
    29100110013F                         N            02/01/31
    0


    4144090          T44/G02             F          315,000.00         T
                                         360        315,000.00          1
                                       7.875          2,283.97         89
                                       7.625          2,283.97      354,000.00
    ARROYO GRANDE    CA   93420          1            01/08/01         11
    0432565133                           05           03/01/01         25
    9172356                              O            02/01/31
    0


    4146672          E22/G02             F           95,000.00         ZZ
                                         360         94,932.95          1
                                       7.750            680.59         74
                                       7.500            680.59      130,000.00
    ST CLAIR SHORES  MI   48080          5            12/26/00         00
    0412286775                           05           02/01/01          0
    0412286775                           O            01/01/31
    0


    4147581          E47/G02             F          306,400.00         ZZ
                                         360        306,209.56          1
                                       8.375          2,328.86         80
                                       8.125          2,328.86      383,000.00
    GOLDEN           CO   80403          1            01/05/01         00
    0432541480                           03           02/01/01          0
    7332015486                           O            01/01/31
    0
1




    4148597          P06/G02             F          462,750.00         ZZ
                                         360        462,750.00          1
                                       8.625          3,599.22         75
                                       8.375          3,599.22      617,000.00
    SAN JOSE         CA   95119          1            01/04/01         00
    0432554046                           05           03/01/01          0
    0001601                              N            02/01/31
    0


    4149094          A19/G02             F          286,200.00         ZZ
                                         360        286,200.00          1
                                       9.250          2,354.50         90
                                       9.000          2,354.50      319,000.00
    EVERETT          MA   02149          1            01/02/01         04
    0432519585                           05           03/01/01         25
    000000                               N            02/01/31
    0


    4149462          624/G02             F          512,500.00         ZZ
                                         360        512,500.00          1
                                       7.875          3,715.98         67
                                       7.625          3,715.98      775,000.00
    CASTROVILLE      CA   95012          2            01/04/01         00
    0432563252                           05           03/01/01          0
    88611010016F                         O            02/01/31
    0


    4150550          E22/G02             F          400,000.00         ZZ
                                         360        399,295.35          1
                                       8.125          2,969.99         80
                                       7.875          2,969.99      500,000.00
    CHICO            CA   95973          2            12/22/00         00
    0412272601                           05           02/01/01          0
    0412272601                           O            01/01/31
    0


    4150562          E22/G02             F          592,500.00         ZZ
                                         360        592,159.11          1
                                       8.750          4,661.20         75
                                       8.500          4,661.20      790,000.00
    LUTZ             FL   33549          5            12/28/00         00
    0412294944                           05           02/01/01          0
    0412294944                           O            01/01/31
    0


    4150569          E22/G02             F          513,750.00         ZZ
                                         360        513,750.00          1
1


                                       8.375          3,904.87         69
                                       8.125          3,904.87      750,000.00
    CARLSBAD         CA   92005          5            12/26/00         00
    0412302077                           05           03/01/01          0
    0412302077                           O            02/01/31
    0


    4150578          E22/G02             F          547,950.00         ZZ
                                         360        547,658.40          1
                                       9.125          4,458.30         65
                                       8.875          4,458.30      850,000.00
    AUSTIN           TX   78735          5            12/28/00         00
    0412304982                           03           02/01/01          0
    0412304982                           O            01/01/31
    0


    4152471          S48/S48             F          295,000.00         ZZ
                                         360        294,612.75          1
                                       8.125          2,190.37         75
                                       7.875          2,190.37      395,000.00
    LIVERMORE        CA   94550          5            11/07/00         00
    29026622                             05           01/01/01          0
    29026622                             O            12/01/30
    0


    4152486          S48/S48             F          325,000.00         ZZ
                                         360        324,201.96          1
                                       8.500          2,498.97         55
                                       8.250          2,498.97      600,000.00
    BROOKLYN         NY   11226          5            09/22/00         00
    29068970                             05           11/01/00          0
    29068970                             O            10/01/30
    0


    4152490          S48/S48             F          333,000.00         ZZ
                                         360        332,027.99          1
                                       8.750          2,619.71         73
                                       8.500          2,619.71      462,000.00
    LOS ANGELES      CA   90064          2            08/25/00         00
    29069424                             05           10/01/00          0
    29069424                             O            09/01/30
    0


    4152492          S48/S48             F          292,000.00         ZZ
                                         360        291,185.23          1
                                       8.375          2,219.41         80
                                       8.125          2,219.41      365,000.00
    MENDOCINO        CA   95460          2            09/27/00         00
    29070596                             05           11/01/00          0
1


    29070596                             O            10/01/30
    0


    4152494          S48/S48             F          650,000.00         ZZ
                                         360        649,249.34          1
                                       8.750          5,113.55         60
                                       8.500          5,113.55    1,100,000.00
    NEWPORT BEACH    CA   92660          2            11/08/00         00
    29075694                             03           01/01/01          0
    29075694                             O            12/01/30
    0


    4152519          S48/S48             F          340,000.00         ZZ
                                         360        339,377.67          1
                                       8.500          2,614.31         78
                                       8.250          2,614.31      440,000.00
    SAN MATEO        CA   94401          1            10/20/00         00
    6122775585                           01           12/01/00          0
    6122775585                           O            11/01/30
    0


    4152520          S48/S48             F          600,000.00         ZZ
                                         360        599,251.52          1
                                       8.375          4,560.44         72
                                       8.125          4,560.44      837,000.00
    LOS ANGELES      CA   91403          2            11/20/00         00
    6142028197                           05           01/01/01          0
    6142028197                           O            12/01/30
    0


    4152527          S48/S48             F          364,800.00         ZZ
                                         360        362,387.66          2
                                       8.125          2,708.63         49
                                       7.875          2,708.63      745,000.00
    LAGUNA BEAC      CA   92651          2            11/09/00         00
    6325883293                           05           01/01/01          0
    6325883293                           N            12/01/30
    0


    4152529          S48/S48             F          295,439.00         ZZ
                                         360        294,842.42          1
                                       8.125          2,193.63         80
                                       7.875          2,193.63      369,299.00
    IRVINE           CA   92618          1            10/25/00         00
    6350370018                           01           12/01/00          0
    6350370018                           O            11/01/30
    0


1


    4152530          S48/S48             F          537,000.00         ZZ
                                         360        536,379.82          1
                                       8.750          4,224.59         74
                                       8.500          4,224.59      730,000.00
    GROSSE POINTE F  MI   48236          1            12/01/00         00
    6383799589                           05           01/01/01          0
    6383799589                           O            12/01/30
    0


    4152531          S48/S48             F          430,000.00         ZZ
                                         360        429,187.47          3
                                       8.375          3,268.32         53
                                       8.125          3,268.32      825,000.00
    GILROY           CA   95020          5            10/18/00         00
    6390639893                           05           12/01/00          0
    6390639893                           O            11/01/30
    0


    4152533          S48/S48             F          280,000.00         ZZ
                                         360        278,940.43          1
                                       8.250          2,103.55         80
                                       8.000          2,103.55      350,000.00
    TORRANCE         CA   90501          1            11/06/00         00
    6437419192                           05           01/01/01          0
    6437419192                           O            12/01/30
    0


    4152536          S48/S48             F          347,200.00         ZZ
                                         360        346,580.60          1
                                       8.625          2,700.49         80
                                       8.375          2,700.49      434,000.00
    HUGO             MN   55038          2            10/17/00         00
    6466922512                           05           12/01/00          0
    6466922512                           O            11/01/30
    0


    4152539          S48/S48             F          294,000.00         ZZ
                                         360        293,488.84          1
                                       8.750          2,312.90         69
                                       8.500          2,312.90      430,000.00
    DALY CITY        CA   94014          5            10/16/00         00
    6527317983                           05           12/01/00          0
    6527317983                           O            11/01/30
    0


    4152543          S48/S48             F          333,850.00         ZZ
                                         360        333,254.40          1
                                       8.625          2,596.66         75
                                       8.375          2,596.66      445,185.00
1


    CARLSBAD         CA   92008          1            10/05/00         00
    6550711821                           03           12/01/00          0
    6550711821                           O            11/01/30
    0


    4152544          S48/S48             F          300,000.00         ZZ
                                         360        299,651.73          1
                                       8.750          2,360.11         75
                                       8.500          2,360.11      400,000.00
    OAKLAND          CA   94605          5            11/27/00         00
    6556833306                           05           01/01/01          0
    6556833306                           O            12/01/30
    0


    4152549          S48/S48             F          571,350.00         ZZ
                                         360        570,304.24          1
                                       8.500          4,393.19         65
                                       8.250          4,393.19      879,000.00
    MILLBRAE         CA   94030          1            10/26/00         00
    6673147986                           05           12/01/00          0
    6673147986                           O            11/01/30
    0


    4152553          S48/S48             F          359,250.00         ZZ
                                         360        358,625.37          1
                                       8.750          2,826.23         75
                                       8.500          2,826.23      479,000.00
    ARROYO GRANDE    CA   93420          1            10/24/00         00
    6712387098                           05           12/01/00          0
    6712387098                           O            11/01/30
    0


    4152557          S48/S48             F          397,500.00         ZZ
                                         360        396,772.42          1
                                       8.500          3,056.44         75
                                       8.250          3,056.44      530,000.00
    CREVE COEUR      MO   63141          1            11/01/00         00
    6794449147                           03           12/01/00          0
    6794449147                           O            11/01/30
    0


    4152567          S48/S48             F          298,400.00         ZZ
                                         360        297,795.30          1
                                       8.000          2,189.56         80
                                       7.750          2,189.56      373,000.00
    SAN JOSE         CA   95127          1            10/26/00         00
    6929717251                           05           12/01/00          0
    6929717251                           O            11/01/30
    0
1




    4152568          S48/S48             F          340,000.00         ZZ
                                         360        339,464.20          1
                                       8.250          2,554.31         80
                                       8.000          2,554.31      425,000.00
    LOS ANGELES      CA   91326          1            11/01/00         00
    6933386085                           05           01/01/01          0
    6933386085                           O            12/01/30
    0


    4152570          S48/S48             F          382,500.00         ZZ
                                         360        381,834.97          2
                                       8.750          3,009.13         75
                                       8.500          3,009.13      510,000.00
    BERKELEY         CA   94705          1            10/16/00         00
    6950372406                           05           12/01/00          0
    6950372406                           O            11/01/30
    0


    4152571          S48/S48             F          435,000.00         ZZ
                                         360        434,729.62          1
                                       8.375          3,306.32         62
                                       8.125          3,306.32      710,000.00
    NOVATO           CA   94947          5            12/04/00         00
    6954778624                           05           02/01/01          0
    6954778624                           O            01/01/31
    0


    4152575          S48/S48             F          421,000.00         ZZ
                                         360        420,403.80          1
                                       7.750          3,016.10         59
                                       7.500          3,016.10      721,000.00
    ST LOUIS         MO   63141          1            11/08/00         00
    6963369225                           05           01/01/01          0
    6963369225                           O            12/01/30
    0


    4154563          624/G02             F          310,000.00         ZZ
                                         360        310,000.00          1
                                       8.250          2,328.93         76
                                       8.000          2,328.93      410,000.00
    LOVELAND         CO   80537          5            01/08/01         00
    0432537744                           03           03/01/01          0
    73013900683F                         O            02/01/31
    0


    4155054          964/G02             F           80,500.00         ZZ
                                         360         80,500.00          1
1


                                       7.875            583.68         63
                                       7.625            583.68      129,000.00
    CARMICHAEL       CA   95608          5            01/05/01         00
    0432559342                           05           03/01/01          0
    94581                                O            02/01/31
    0


    4155127          975/G02             F          562,500.00         ZZ
                                         360        562,500.00          1
                                       8.375          4,275.41         75
                                       8.125          4,275.41      750,000.00
    HUNTINGTON BEAC  CA   92646          5            01/02/01         00
    0432554996                           05           03/01/01          0
    2002958                              O            02/01/31
    0


    4156071          964/G02             F          131,000.00         ZZ
                                         360        130,909.85          1
                                       7.875            949.84         69
                                       7.625            949.84      190,000.00
    EDGEWATER        CO   80214          5            12/20/00         00
    0432552750                           05           02/01/01          0
    95097                                O            01/01/31
    0


    4157630          U38/G02             F          444,000.00         ZZ
                                         360        443,731.02          1
                                       8.500          3,413.98         80
                                       8.250          3,413.98      555,000.00
    ORINDA           CA   94563          1            12/18/00         00
    0432553907                           05           02/01/01          0
    60290                                O            01/01/31
    0


    4159388          168/168             F          442,000.00         ZZ
                                         360        441,710.87          1
                                       8.125          3,281.84         80
                                       7.875          3,281.84      553,349.00
    ATLANTA          GA   30319          1            12/20/00         00
    0169626644                           03           02/01/01          0
    0169626644                           O            01/01/31
    0


    4159455          253/253             F          214,400.00         ZZ
                                         360        214,248.68          1
                                       7.750          1,535.99         80
                                       7.500          1,535.99      268,000.00
    BOULDER          CO   80303          1            12/29/00         00
    960111                               05           02/01/01          0
1


    960111                               O            01/01/31
    0


    4162700          S18/G02             F          467,500.00         ZZ
                                         360        467,500.00          1
                                       7.750          3,349.23         85
                                       7.500          3,349.23      550,000.00
    MIAMI            FL   33156          1            01/10/01         10
    0432559573                           05           03/01/01         12
    40082                                O            02/01/31
    0


    4162729          637/G02             F          385,600.00         ZZ
                                         360        385,378.15          1
                                       8.750          3,033.52         80
                                       8.500          3,033.52      482,000.00
    LOS ANGELES      CA   90045          1            12/12/00         00
    0432569465                           05           02/01/01          0
    0019322916                           O            01/01/31
    0


    4163030          163/G02             F          350,000.00         ZZ
                                         360        349,776.81          1
                                       8.250          2,629.44         52
                                       8.000          2,629.44      675,000.00
    WOODMERE         NY   11598          5            12/15/00         00
    0432534436                           05           02/01/01          0
    1000259082                           O            01/01/31
    0


    4163235          637/G02             F          388,000.00         ZZ
                                         360        387,814.12          1
                                       9.625          3,297.96         80
                                       9.375          3,297.96      485,000.00
    WALNUT CREEK     CA   94595          1            11/13/00         00
    0432575918                           05           02/01/01          0
    0019616028                           N            01/01/31
    0


    4163957          E47/G02             F          632,800.00         ZZ
                                         360        632,800.00          1
                                       7.375          4,370.59         80
                                       7.125          4,370.59      792,000.00
    SAN GABRIEL      CA   91775          1            01/11/01         00
    0432569051                           05           03/01/01          0
    7331012537                           O            02/01/31
    0


1


    4164809          964/G02             F          196,000.00         ZZ
                                         360        196,000.00          1
                                       7.875          1,421.14         80
                                       7.625          1,421.14      245,000.00
    COLFAX           CA   95713          2            01/10/01         00
    0432559680                           05           03/01/01          0
    97266                                O            02/01/31
    0


    4165765          E22/G02             F           50,400.00         ZZ
                                         360         49,818.42          1
                                       7.875            365.43         80
                                       7.625            365.43       63,000.00
    SAN ANTONIO      TX   78213          2            12/27/00         00
    0412300089                           05           02/01/01          0
    0412300089                           O            01/01/31
    0


    4165985          U05/G02             F          333,000.00         ZZ
                                         360        333,000.00          1
                                       9.125          2,709.40         90
                                       8.875          2,709.40      370,000.00
    BOCA RATON       FL   33498          5            01/11/01         11
    0432560944                           03           03/01/01         25
    3092265                              O            02/01/31
    0


    4167786          E86/G02             F          382,000.00         ZZ
                                         360        381,785.85          1
                                       8.875          3,039.36         80
                                       8.625          3,039.36      477,500.00
    DANA POINT       CA   92629          1            12/14/00         00
    0432514230                           03           02/01/01          0
    0000089270                           N            01/01/31
    0


    4168844          E23/G02             F          316,800.00         ZZ
                                         360        316,800.00          1
                                       7.875          2,297.02         80
                                       7.625          2,297.02      399,000.00
    GILROY           CA   95020          2            01/11/01         00
    0432567162                           05           03/01/01          0
    61000281                             O            02/01/31
    0


    4169182          480/G02             F          322,500.00         ZZ
                                         360        322,304.62          1
                                       8.500          2,479.75         75
                                       8.250          2,479.75      430,000.00
1


    CLIFTON          VA   20124          1            12/15/00         00
    0432570943                           05           02/01/01          0
    3460136                              O            01/01/31
    0


    4171291          E22/G02             F          301,500.00         ZZ
                                         360        301,500.00          1
                                       8.750          2,371.90         75
                                       8.500          2,371.90      402,000.00
    FREMONT          CA   94538          1            12/29/00         00
    0412311201                           05           03/01/01          0
    0412311201                           N            02/01/31
    0


    4171551          E76/G02             F          336,000.00         ZZ
                                         360        335,816.47          1
                                       9.000          2,703.53         80
                                       8.750          2,703.53      420,000.00
    PARKER           CO   80134          5            12/29/00         00
    0432524064                           05           02/01/01          0
    10001889                             O            01/01/31
    0


    4171811          R21/G02             F          299,673.00         ZZ
                                         360        299,673.00          1
                                       8.625          2,330.83         95
                                       8.375          2,330.83      315,446.00
    GENEVA           IL   60134          1            01/11/01         04
    0432570562                           03           03/01/01         30
    20000069                             O            02/01/31
    0


    4172074          168/168             F          100,000.00         ZZ
                                         360         99,932.91          1
                                       8.000            733.76         72
                                       7.750            733.76      139,000.00
    LAKE PLACID      NY   12946          1            12/29/00         00
    0249669013                           05           02/01/01          0
    0249669013                           O            01/01/31
    0


    4173112          737/G02             F          171,000.00         ZZ
                                         360        170,879.31          1
                                       7.750          1,225.06         80
                                       7.500          1,225.06      213,800.00
    NEWNAN           GA   30263          5            12/27/00         00
    0432519940                           05           02/01/01          0
    2011635                              O            01/01/31
    0
1




    4173621          168/168             F          320,000.00         ZZ
                                         360        319,600.82          1
                                       8.375          2,432.23         80
                                       8.125          2,432.23      400,000.00
    HUNTINGTON BEAC  CA   92646          5            11/21/00         00
    0439579023                           05           01/01/01          0
    0439579023                           O            12/01/30
    0


    4177015          637/G02             F          474,000.00         ZZ
                                         360        473,712.85          1
                                       8.500          3,644.65         77
                                       8.250          3,644.65      620,000.00
    SAN JOSE         CA   95128          5            12/06/00         00
    0432566297                           05           02/01/01          0
    0021478144                           O            01/01/31
    0


    4179554          462/G02             F          354,150.00         ZZ
                                         360        353,696.77          1
                                       8.250          2,660.62         80
                                       8.000          2,660.62      442,743.00
    IRVINE           CA   92602          1            11/15/00         00
    0432550770                           03           01/01/01          0
    M06D300                              O            12/01/30
    0


    4185678          944/G02             F          306,000.00         ZZ
                                         360        306,000.00          1
                                       8.250          2,298.88         75
                                       8.000          2,298.88      408,000.00
    SAN JOSE         CA   95111          1            01/18/01         00
    0432572451                           05           03/01/01          0
    W00121089                            O            02/01/31
    0


    4187434          168/168             F          460,000.00         ZZ
                                         360        459,699.09          1
                                       8.125          3,415.49         80
                                       7.875          3,415.49      575,000.00
    CASTRO VALLEY    CA   94536          5            01/02/01         00
    439572754                            05           02/01/01          0
    439572754                            O            01/01/31
    0


    4189143          964/G02             F          481,000.00         ZZ
                                         360        481,000.00          1
1


                                       7.875          3,487.58         80
                                       7.625          3,487.58      602,000.00
    MISSION VIEJO    CA   92692          5            01/10/01         00
    0432562130                           03           03/01/01          0
    98705                                O            02/01/31
    0


    4190623          E22/G02             F          282,000.00         ZZ
                                         360        282,000.00          1
                                       8.750          2,218.50         32
                                       8.500          2,218.50      885,000.00
    OAKLAND          CA   94610          2            01/04/01         00
    0412279523                           05           03/01/01          0
    0412279523                           N            02/01/31
    0


    4190665          E22/G02             F          172,000.00         ZZ
                                         360        172,000.00          1
                                       7.625          1,217.41         80
                                       7.375          1,217.41      215,000.00
    SAN ANTONIO      TX   78229          1            01/12/01         00
    0412321283                           05           03/01/01          0
    0412321283                           O            02/01/31
    0


    4192139          P44/G02             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       8.875          2,864.32         80
                                       8.625          2,864.32      450,000.00
    ASHLAND          MA   01721          5            01/05/01         00
    0432579613                           05           03/01/01          0
    00000                                O            02/01/31
    0


    4192296          893/G02             F          278,400.00         ZZ
                                         360        278,400.00          1
                                       8.250          2,091.53         80
                                       8.000          2,091.53      348,000.00
    SANTA ROSA       CA   95407          1            01/02/01         00
    0432558039                           05           03/01/01          0
    A01109011                            O            02/01/31
    0


    4192396          685/G02             F          450,000.00         ZZ
                                         360        450,000.00          1
                                       8.500          3,460.11         75
                                       8.250          3,460.11      600,000.00
    WESTLAKE VILLAG  CA   91361          5            01/03/01         00
    0432557312                           05           03/01/01          0
1


    124475                               O            02/01/31
    0


    4192626          K88/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
                                       7.875          1,450.14         44
                                       7.625          1,450.14      455,000.00
    MIDDLETOWN       NJ   07701          1            01/08/01         00
    0432558682                           05           03/01/01          0
    14164                                O            02/01/31
    0


    4193710          637/G02             F          387,000.00         ZZ
                                         360        386,765.55          1
                                       8.500          2,975.70         79
                                       8.250          2,975.70      490,000.00
    SEATTLE          WA   98126          5            12/20/00         00
    0432536795                           05           02/01/01          0
    0021103213                           O            01/01/31
    0


    4195044          E22/G02             F          698,500.00         ZZ
                                         360        698,500.00          1
                                       8.500          5,370.86         44
                                       8.250          5,370.86    1,600,000.00
    PALO ALTO        CA   94306          5            01/05/01         00
    0412273708                           05           03/01/01          0
    0412273708                           O            02/01/31
    0


    4195045          E22/G02             F          110,600.00         ZZ
                                         240        110,600.00          1
                                       7.750            907.97         90
                                       7.500            907.97      123,000.00
    WEST PALM BEACH  FL   33406          2            01/10/01         01
    0412276743                           05           03/01/01         25
    0412276743                           O            02/01/21
    0


    4195050          E22/G02             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       8.500          3,844.57         80
                                       8.250          3,844.57      625,000.00
    DULUTH           GA   30097          1            01/16/01         00
    0412287351                           03           03/01/01          0
    0412287351                           O            02/01/31
    0


1


    4195087          E22/G02             F          399,000.00         ZZ
                                         360        399,000.00          1
                                       8.875          3,174.62         95
                                       8.625          3,174.62      420,000.00
    DALLAS           TX   75219          1            01/12/01         04
    0412320202                           05           03/01/01         30
    0412320202                           O            02/01/31
    0


    4196232          637/G02             F          287,950.00         ZZ
                                         360        271,901.55          1
                                       8.750          2,265.31         80
                                       8.500          2,265.31      359,950.00
    LIVERMORE        CA   94550          1            12/21/00         00
    0432567105                           05           02/01/01          0
    0019620244                           N            01/01/31
    0


    4197593          637/G02             F          368,000.00         ZZ
                                         360        367,765.33          1
                                       8.250          2,764.67         80
                                       8.000          2,764.67      463,000.00
    DRAPER           UT   84020          1            12/05/00         00
    0432547230                           05           02/01/01          0
    0021348529                           O            01/01/31
    0


    4198239          S11/G02             F          292,000.00         ZZ
                                         360        292,000.00          1
                                       8.375          2,219.41         80
                                       8.125          2,219.41      365,000.00
    SAN CLEMENTE     CA   92672          1            01/02/01         00
    0432548238                           05           03/01/01          0
    10201560                             O            02/01/31
    0


    4200021          E22/G02             F          335,000.00         ZZ
                                         360        334,802.21          1
                                       8.625          2,605.60         71
                                       8.375          2,605.60      475,000.00
    ALLEN            TX   75002          2            01/05/01         00
    0412306516                           05           02/01/01          0
    0412306516                           O            01/01/31
    0


    4200840          Q64/G02             F          405,000.00         ZZ
                                         360        404,748.27          1
                                       8.375          3,078.29         34
                                       8.125          3,078.29    1,200,000.00
1


    LONGBOAT KEY     FL   34228          5            12/18/00         00
    0432564466                           03           02/01/01          0
    7201010610                           O            01/01/31
    0


    4204179          526/526             F          112,000.00         ZZ
                                         300        111,753.93          1
                                       7.750            845.97         80
                                       7.500            845.97      140,000.00
    CATHEDRAL CITY   CA   92234          2            12/01/00         00
    0426970                              05           01/01/01          0
    0426970                              O            12/01/25
    0


    4204191          526/526             F          543,750.00         ZZ
                                         360        543,088.85          1
                                       8.500          4,180.97         75
                                       8.250          4,180.97      725,000.00
    SCOTTSDALE       AZ   85262          1            11/30/00         00
    0427570                              03           01/01/01          0
    0427570                              O            12/01/30
    0


    4204192          526/526             F          480,000.00         ZZ
                                         360        479,686.01          1
                                       8.125          3,563.99         80
                                       7.875          3,563.99      600,000.00
    PORTLAND         OR   97210          1            12/14/00         00
    0427703                              01           02/01/01          0
    0427703                              O            01/01/31
    0


    4204195          526/526             F          340,000.00         ZZ
                                         360        339,564.89          1
                                       8.250          2,554.31         80
                                       8.000          2,554.31      425,000.00
    PETALUMA         CA   94952          1            12/01/00         00
    0428072                              05           01/01/01          0
    0428072                              O            12/01/30
    0


    4204227          526/526             F          339,200.00         ZZ
                                         360        338,776.85          1
                                       8.375          2,578.17         80
                                       8.125          2,578.17      424,000.00
    IRVINE           CA   92620          1            11/10/00         00
    0429551                              03           01/01/01          0
    0429551                              O            12/01/30
    0
1




    4204245          526/526             F          308,800.00         ZZ
                                         360        308,244.33          1
                                       8.500          2,374.40         80
                                       8.250          2,374.40      386,000.00
    SAN CLEMENTE     CA   92673          1            11/27/00         00
    0429912                              03           01/01/01          0
    0429912                              N            12/01/30
    0


    4204249          526/526             F          370,000.00         ZZ
                                         360        369,572.70          1
                                       8.750          2,910.79         80
                                       8.500          2,910.79      462,500.00
    BRECKENRIDGE     CO   80424          2            11/27/00         00
    0430095                              05           01/01/01          0
    0430095                              O            12/01/30
    0


    4204251          526/526             F          352,500.00         ZZ
                                         360        352,071.39          1
                                       8.500          2,710.42         55
                                       8.250          2,710.42      650,000.00
    REDWOOD CITY     CA   94062          2            11/27/00         00
    0430109                              05           01/01/01          0
    0430109                              N            12/01/30
    0


    4204261          526/526             F           86,250.00         ZZ
                                         360         86,133.87          1
                                       8.000            632.87         77
                                       7.750            632.87      113,000.00
    COCOA            FL   32926          1            12/01/00         00
    0430286                              03           01/01/01          0
    0430286                              O            12/01/30
    0


    4204266          526/526             F          479,800.00         ZZ
                                         360        479,245.89          1
                                       8.750          3,774.59         80
                                       8.500          3,774.59      599,800.00
    BELMONT          CA   94002          1            11/28/00         00
    0430440                              05           01/01/01          0
    0430440                              O            12/01/30
    0


    4204281          526/526             F          132,500.00         ZZ
                                         360        132,321.59          1
1


                                       8.000            972.24         47
                                       7.750            972.24      282,500.00
    HOWARD BEACH     NY   11414          1            12/01/00         00
    0430756                              05           01/01/01          0
    0430756                              O            12/01/30
    0


    4204285          526/526             F          283,500.00         ZZ
                                         360        283,341.07          1
                                       8.875          2,255.65         90
                                       8.625          2,255.65      315,000.00
    SAN DIEGO        CA   92102          1            12/05/00         12
    0430842                              05           02/01/01         25
    0430842                              N            01/01/31
    0


    4204301          526/526             F          318,700.00         ZZ
                                         360        318,312.49          1
                                       8.500          2,450.53         75
                                       8.250          2,450.53      425,000.00
    PINCKNEY         MI   48169          5            12/01/00         00
    0431119                              29           01/01/01          0
    0431119                              O            12/01/30
    0


    4204308          526/526             F          500,000.00         T
                                         360        499,326.79          1
                                       8.000          3,668.82         80
                                       7.750          3,668.82      625,000.00
    PARK CITY        UT   84060          1            11/21/00         00
    0431198                              01           01/01/01          0
    0431198                              O            12/01/30
    0


    4204317          526/526             F          400,000.00         ZZ
                                         360        399,501.02          1
                                       8.375          3,040.29         60
                                       8.125          3,040.29      675,000.00
    SANTA FE         NM   87501          5            11/28/00         00
    0431384                              03           01/01/01          0
    0431384                              O            12/01/30
    0


    4204325          526/526             F          637,500.00         ZZ
                                         360        636,684.17          1
                                       8.250          4,789.33         75
                                       8.000          4,789.33      850,000.00
    SCOTTSDALE       AZ   85258          5            11/22/00         00
    0431493                              03           01/01/01          0
1


    0431493                              O            12/01/30
    0


    4204328          526/526             F          108,800.00         ZZ
                                         360        108,558.75          1
                                       7.875            788.88         80
                                       7.625            788.88      136,000.00
    MIAMI            FL   33177          1            12/01/00         00
    0431543                              05           01/01/01          0
    0431543                              O            12/01/30
    0


    4204331          526/526             F          311,250.00         ZZ
                                         360        310,871.56          1
                                       8.500          2,393.24         75
                                       8.250          2,393.24      415,000.00
    HOLLISTER        CA   95023          1            11/29/00         00
    0431584                              05           01/01/01          0
    0431584                              N            12/01/30
    0


    4204362          526/526             F           92,000.00         ZZ
                                         360         91,874.54          1
                                       7.875            667.07         80
                                       7.625            667.07      115,000.00
    ORLANDO          FL   32809          5            12/01/00         00
    0431968                              05           01/01/01          0
    0431968                              O            12/01/30
    0


    4204365          526/526             F          538,400.00         ZZ
                                         360        538,047.82          1
                                       8.125          3,997.60         80
                                       7.875          3,997.60      673,000.00
    SCOTTSDALE       AZ   85260          1            12/12/00         00
    0432010                              05           02/01/01          0
    0432010                              O            01/01/31
    0


    4204380          526/526             F           82,400.00         ZZ
                                         360         82,344.71          1
                                       8.000            604.62         80
                                       7.750            604.62      103,000.00
    HOUSTON          TX   77084          1            12/01/00         00
    0432173                              05           02/01/01          0
    0432173                              O            01/01/31
    0


1


    4204388          526/526             F          348,000.00         ZZ
                                         360        347,754.39          1
                                       7.750          2,493.11         80
                                       7.500          2,493.11      435,000.00
    CEDAR FALLS      IA   50613          5            12/14/00         00
    0432290                              05           02/01/01          0
    0432290                              O            01/01/31
    0


    4204391          526/526             F          380,450.00         ZZ
                                         360        380,225.38          1
                                       8.625          2,959.10         70
                                       8.375          2,959.10      543,500.00
    SUNNY ISLES BEA  FL   33160          1            12/19/00         00
    0432333                              06           02/01/01          0
    0432333                              O            01/01/31
    0


    4204400          526/526             F          560,556.00         ZZ
                                         360        560,233.49          1
                                       8.750          4,409.90         75
                                       8.500          4,409.90      747,408.00
    SIMI VALLEY      CA   93065          1            12/04/00         00
    0432381                              03           02/01/01          0
    0432381                              O            01/01/31
    0


    4204404          526/526             F          378,000.00         ZZ
                                         360        377,563.45          1
                                       8.750          2,973.73         90
                                       8.500          2,973.73      420,000.00
    WASHINGTON       UT   84780          1            11/28/00         12
    0432515                              03           01/01/01         25
    0432515                              O            12/01/30
    0


    4204408          526/526             F          500,000.00         ZZ
                                         360        499,689.22          1
                                       8.375          3,800.36         75
                                       8.125          3,800.36      671,000.00
    DANVILLE         CA   94526          5            12/22/00         00
    0432546                              05           02/01/01          0
    0432546                              O            01/01/31
    0


    4204411          526/526             F           70,000.00         ZZ
                                         360         69,950.59          1
                                       7.750            501.49         61
                                       7.500            501.49      115,000.00
1


    EL PASO          TX   79924          1            12/05/00         00
    0432628                              05           02/01/01          0
    0432628                              O            01/01/31
    0


    4204433          526/526             F          320,000.00         ZZ
                                         360        319,790.68          1
                                       8.125          2,375.99         80
                                       7.875          2,375.99      400,000.00
    WALESKA          GA   30183          5            12/20/00         00
    0432808                              05           02/01/01          0
    0432808                              O            01/01/31
    0


    4204435          526/526             F          320,000.00         ZZ
                                         360        319,795.95          1
                                       8.250          2,404.05         79
                                       8.000          2,404.05      410,000.00
    WOLCOTT          CO   81655          5            12/21/00         00
    0432828                              05           02/01/01          0
    0432828                              O            01/01/31
    0


    4204438          526/526             F          720,000.00         ZZ
                                         360        719,516.90          1
                                       8.000          5,283.10         80
                                       7.750          5,283.10      900,000.00
    BERKELEY         CA   94708          1            12/21/00         00
    0432836                              05           02/01/01          0
    0432836                              O            01/01/31
    0


    4204442          526/526             F          388,000.00         ZZ
                                         360        387,758.84          1
                                       8.375          2,949.08         80
                                       8.125          2,949.08      485,000.00
    MIAMI            FL   33133          1            12/14/00         00
    0432873                              05           02/01/01          0
    0432873                              O            01/01/31
    0


    4204453          526/526             F          280,000.00         ZZ
                                         360        279,825.97          1
                                       8.375          2,128.20         80
                                       8.125          2,128.20      350,000.00
    SUGAR LAND       TX   77479          1            12/20/00         00
    0432964                              03           02/01/01          0
    0432964                              O            01/01/31
    0
1




    4204458          526/526             F          500,000.00         ZZ
                                         360        499,681.17          1
                                       8.250          3,756.33         80
                                       8.000          3,756.33      625,000.00
    SCOTTSDALE       AZ   85255          1            12/12/00         00
    0433068                              03           02/01/01          0
    0433068                              O            01/01/31
    0


    4204462          526/526             F          520,000.00         ZZ
                                         360        519,684.98          1
                                       8.500          3,998.35         37
                                       8.250          3,998.35    1,437,266.00
    CUPERTINO        CA   95014          1            12/11/00         00
    0433106                              03           02/01/01          0
    0433106                              O            01/01/31
    0


    4204466          526/526             F          484,800.00         T
                                         360        484,163.59          1
                                       8.125          3,599.63         80
                                       7.875          3,599.63      606,012.00
    FOUNTAIN HILLS   AZ   85268          1            11/29/00         00
    0433184                              01           01/01/01          0
    0433184                              O            12/01/30
    0


    4204492          526/526             F          557,900.00         ZZ
                                         360        557,570.62          1
                                       8.625          4,339.29         90
                                       8.375          4,339.29      620,000.00
    ENCINO           CA   91316          2            12/07/00         12
    0433436                              05           02/01/01         25
    0433436                              O            01/01/31
    0


    4204510          526/526             F          391,200.00         ZZ
                                         360        390,956.85          1
                                       8.375          2,973.40         80
                                       8.125          2,973.40      489,000.00
    SAN DIEGO        CA   92124          1            12/18/00         00
    0433638                              05           02/01/01          0
    0433638                              O            01/01/31
    0


    4204521          526/526             F          191,000.00         ZZ
                                         360        190,871.84          1
1


                                       8.000          1,401.49         66
                                       7.750          1,401.49      290,000.00
    LAKEWOOD         CO   80226          2            12/20/00         00
    0433806                              05           02/01/01          0
    0433806                              O            01/01/31
    0


    4204524          526/526             F          472,000.00         ZZ
                                         360        471,691.24          1
                                       8.125          3,504.59         80
                                       7.875          3,504.59      590,000.00
    PLANO            TX   75093          1            12/21/00         00
    0433850                              01           02/01/01          0
    0433850                              O            01/01/31
    0


    4204525          526/526             F          411,000.00         ZZ
                                         360        407,040.10          1
                                       8.250          3,087.71         80
                                       8.000          3,087.71      515,000.00
    BOULDER          CO   80303          2            12/18/00         00
    0433878                              05           02/01/01          0
    0433878                              O            01/01/31
    0


    4204526          526/526             F          469,600.00         ZZ
                                         360        469,276.82          1
                                       7.875          3,404.93         80
                                       7.625          3,404.93      587,000.00
    TEMPE            AZ   85284          1            12/07/00         00
    0433884                              03           02/01/01          0
    0433884                              O            01/01/31
    0


    4204533          526/526             F          326,900.00         ZZ
                                         360        326,701.96          1
                                       8.500          2,513.58         70
                                       8.250          2,513.58      467,000.00
    OSTERVILLE       MA   02655          5            12/20/00         00
    0433959                              05           02/01/01          0
    0433959                              O            01/01/31
    0


    4204534          526/526             F          952,500.00         ZZ
                                         360        951,951.99          1
                                       8.750          7,493.32         75
                                       8.500          7,493.32    1,270,000.00
    NEWPORT BEACH    CA   92660          1            12/19/00         00
    0433993                              03           02/01/01          0
1


    0433993                              O            01/01/31
    0


    4204546          526/526             F          508,000.00         ZZ
                                         360        507,707.73          1
                                       8.750          3,996.44         69
                                       8.500          3,996.44      740,000.00
    BRENTWOOD        TN   37027          2            12/14/00         00
    0434123                              03           02/01/01          0
    0434123                              O            01/01/31
    0


    4204553          526/526             F          280,000.00         ZZ
                                         360        279,830.37          1
                                       8.500          2,152.96         80
                                       8.250          2,152.96      350,000.00
    EAST GREENWICH   RI   02818          1            12/27/00         00
    0434208                              05           02/01/01          0
    0434208                              N            01/01/31
    0


    4204555          526/526             F          452,000.00         ZZ
                                         360        451,680.99          1
                                       7.750          3,238.18         78
                                       7.500          3,238.18      585,000.00
    ANNAPOLIS        MD   21401          5            12/22/00         00
    0434232                              03           02/01/01          0
    0434232                              O            01/01/31
    0


    4204557          526/526             F          360,000.00         ZZ
                                         360        359,770.44          1
                                       8.250          2,704.56         80
                                       8.000          2,704.56      450,000.00
    ENCINITAS        CA   92024          5            12/20/00         00
    0434246                              05           02/01/01          0
    0434246                              O            01/01/31
    0


    4204558          526/526             F           82,400.00         ZZ
                                         360         82,344.71          1
                                       8.000            604.62         80
                                       7.750            604.62      103,000.00
    HUNTINGDON VALL  PA   19006          1            12/15/00         00
    0434249                              05           02/01/01          0
    0434249                              O            01/01/31
    0


1


    4204561          526/526             F          330,000.00         ZZ
                                         360        329,778.58          1
                                       8.000          2,421.42         80
                                       7.750          2,421.42      412,500.00
    BENICIA          CA   94510          1            12/13/00         00
    0434268                              05           02/01/01          0
    0434268                              N            01/01/31
    0


    4204564          526/526             F          379,500.00         ZZ
                                         360        379,238.83          1
                                       7.875          2,751.64         95
                                       7.625          2,751.64      399,496.00
    LADERA RANCH     CA   92694          1            12/15/00         12
    0434344                              07           02/01/01         30
    0434344                              O            01/01/31
    0


    4204572          526/526             F          450,000.00         ZZ
                                         360        449,734.33          1
                                       8.625          3,500.05         90
                                       8.375          3,500.05      500,000.00
    CORAL GABLES     FL   33146          1            12/27/00         01
    0434444                              05           02/01/01         25
    0434444                              O            01/01/31
    0


    4204591          526/526             F          308,000.00         ZZ
                                         360        307,808.56          1
                                       8.375          2,341.02         80
                                       8.125          2,341.02      385,000.00
    OAKLEY           UT   84055          1            12/18/00         00
    0434632                              05           02/01/01          0
    0434632                              O            01/01/31
    0


    4204597          526/526             F          356,250.00         ZZ
                                         360        356,010.96          1
                                       8.000          2,614.04         95
                                       7.750          2,614.04      375,000.00
    SANTA ANA        CA   92705          1            12/20/00         12
    0434725                              05           02/01/01         30
    0434725                              O            01/01/31
    0


    4204613          526/526             F           96,300.00         ZZ
                                         360         96,233.73          1
                                       7.875            698.24         80
                                       7.625            698.24      120,400.00
1


    CHARLOTTE        NC   28205          1            12/27/00         00
    0435193                              01           02/01/01          0
    0435193                              O            01/01/31
    0


    4204614          526/526             F          639,700.00         ZZ
                                         360        639,292.09          1
                                       8.250          4,805.85         72
                                       8.000          4,805.85      900,000.00
    PHOENIX          AZ   85012          2            12/21/00         00
    0435203                              05           02/01/01          0
    0435203                              O            01/01/31
    0


    4204616          526/526             F          119,200.00         ZZ
                                         360        119,117.97          1
                                       7.875            864.28         80
                                       7.625            864.28      149,000.00
    PHOENIX          AZ   85050          1            12/27/00         00
    0435226                              03           02/01/01          0
    0435226                              O            01/01/31
    0


    4204618          526/526             F          378,000.00         ZZ
                                         360        377,776.83          1
                                       8.625          2,940.05         70
                                       8.375          2,940.05      540,000.00
    SCOTTSDALE       AZ   85262          5            12/21/00         00
    0435234                              05           02/01/01          0
    0435234                              O            01/01/31
    0


    4204626          526/526             F          380,000.00         ZZ
                                         360        379,745.02          1
                                       8.000          2,788.31         95
                                       7.750          2,788.31      400,000.00
    OCEANSIDE        CA   92057          1            12/21/00         12
    0435421                              05           02/01/01         30
    0435421                              O            01/01/31
    0


    4204629          526/526             F          664,000.00         ZZ
                                         360        663,565.65          1
                                       8.125          4,930.18         80
                                       7.875          4,930.18      830,000.00
    GILBERT          AZ   85234          1            12/26/00         00
    0435452                              03           02/01/01          0
    0435452                              O            01/01/31
    0
1




    4204635          526/526             F          400,000.00         ZZ
                                         360        399,738.34          1
                                       8.125          2,969.99         74
                                       7.875          2,969.99      544,341.00
    SCOTTSDALE       AZ   85255          1            12/27/00         00
    0435760                              03           02/01/01          0
    0435760                              N            01/01/31
    0


    4206046          E22/G02             F          451,550.00         ZZ
                                         360        451,550.00          1
                                       8.250          3,392.34         77
                                       8.000          3,392.34      590,000.00
    ARGYLE           TX   76226          2            01/12/01         00
    0412305930                           05           03/01/01          0
    0412305930                           O            02/01/31
    0


    4206048          E22/G02             F          420,000.00         ZZ
                                         360        420,000.00          1
                                       8.000          3,081.81         80
                                       7.750          3,081.81      530,000.00
    WEST LINN        OR   97068          5            01/09/01         00
    0412308256                           05           03/01/01          0
    0412308256                           O            02/01/31
    0


    4206066          E22/G02             F          358,700.00         ZZ
                                         360        358,700.00          1
                                       8.250          2,694.79         90
                                       8.000          2,694.79      398,574.00
    HOLLISTER        CA   95023          1            01/09/01         01
    0412317489                           05           03/01/01         25
    0412317489                           O            02/01/31
    0


    4209166          562/G02             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       8.625          2,800.05         80
                                       8.375          2,800.05      450,000.00
    EASTCHESTER      NY   10709          5            01/12/01         00
    0432562817                           05           03/01/01          0
    297003866                            O            02/01/31
    0


    4210340          964/G02             F          312,000.00         ZZ
                                         360        312,000.00          1
1


                                       7.875          2,262.22         80
                                       7.625          2,262.22      390,000.00
    TORRANCE         CA   90503          1            01/08/01         00
    0432559375                           01           03/01/01          0
    97814                                O            02/01/31
    0


    4211927          U62/G02             F          366,000.00         ZZ
                                         360        366,000.00          1
                                       7.875          2,653.75         84
                                       7.625          2,653.75      440,000.00
    SHOREHAM         NY   11786          2            01/06/01         04
    0432561165                           05           03/01/01         12
    2001220778                           O            02/01/31
    0


    4217763          E86/G02             F          460,000.00         ZZ
                                         360        460,000.00          1
                                       8.875          3,659.97         80
                                       8.625          3,659.97      575,000.00
    BEACH HAVEN      NJ   08008          1            01/17/01         00
    0432565976                           05           03/01/01          0
    0000089990                           O            02/01/31
    0


    4222573          E22/G02             F          331,350.00         ZZ
                                         360        331,350.00          1
                                       8.875          2,636.37         95
                                       8.625          2,636.37      348,815.00
    CHICAGO          IL   60607          1            01/23/01         04
    0412287534                           01           03/01/01         30
    0412287534                           O            02/01/31
    0


    4222577          E22/G02             F          297,975.00         ZZ
                                         360        297,975.00          1
                                       7.875          2,160.53         65
                                       7.625          2,160.53      465,000.00
    OAK POINT        TX   75068          5            01/18/01         00
    0412306409                           03           03/01/01          0
    0412306409                           O            02/01/31
    0


    4222592          E22/G02             F          439,600.00         ZZ
                                         360        439,600.00          1
                                       9.000          3,537.12         48
                                       8.750          3,537.12      925,000.00
    BURNET           TX   78611          5            01/18/01         00
    0412320558                           05           03/01/01          0
1


    0412320558                           O            02/01/31
    0


    4222706          696/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       8.125          2,969.99         80
                                       7.875          2,969.99      500,000.00
    BETHESDA         MD   20817          1            01/19/01         00
    0432555407                           05           03/01/01          0
    30100224                             O            02/01/31
    0


    4227377          E22/G02             F          163,000.00         ZZ
                                         360        163,000.00          1
                                       7.750          1,167.75         42
                                       7.500          1,167.75      393,000.00
    SAN JOSE         CA   95122          5            01/18/01         00
    0412309155                           05           03/01/01          0
    0412309155                           O            02/01/31
    0


    4227400          E22/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
                                       7.875          1,160.11         77
                                       7.625          1,160.11      208,000.00
    AURORA           CO   80014          5            01/19/01         00
    0412331001                           05           03/01/01          0
    0412331001                           O            02/01/31
    0


    4227401          E22/G02             F          280,000.00         ZZ
                                         360        280,000.00          1
                                       8.000          2,054.54         80
                                       7.750          2,054.54      350,000.00
    CHICO            CA   95973          5            01/17/01         00
    0412334112                           05           03/01/01          0
    0412334112                           O            02/01/31
    0


    4232069          E22/G02             F           82,600.00         ZZ
                                         360         82,600.00          1
                                       8.000            606.09         74
                                       7.750            606.09      112,000.00
    MONTGOMERY       TX   77356          1            01/25/01         00
    0412315244                           03           03/01/01          0
    0412315244                           N            02/01/31
    0


1


    4232076          E22/G02             F           82,500.00         ZZ
                                         360         82,500.00          1
                                       7.625            583.93         75
                                       7.375            583.93      110,000.00
    CASHMERE         WA   98815          5            01/19/01         00
    0412326506                           05           03/01/01          0
    0412326506                           O            02/01/31
    0


    4235067          696/G02             F          375,000.00         ZZ
                                         360        375,000.00          1
                                       8.125          2,784.36         70
                                       7.875          2,784.36      540,000.00
    DARNESTOWN       MD   20874          2            01/22/01         00
    0432560639                           05           03/01/01          0
    25101004                             N            02/01/31
    0


    4235172          696/G02             F          549,300.00         ZZ
                                         360        549,300.00          1
                                       8.000          4,030.57         75
                                       7.750          4,030.57      732,422.00
    VIENNA           VA   22182          1            01/25/01         00
    0432561249                           03           03/01/01          0
    25500011                             O            02/01/31
    0


    4237127          E22/G02             F          350,000.00         ZZ
                                         360        350,000.00          1
                                       8.750          2,753.45         84
                                       8.500          2,753.45      420,000.00
    NEW ORLEANS      LA   70118          2            01/22/01         04
    0412327330                           05           03/01/01         12
    0412327330                           O            02/01/31
    0


    4237155          E22/G02             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       7.750          1,088.95         80
                                       7.500          1,088.95      190,000.00
    GRAND PRAIRIE    TX   75050          1            01/25/01         00
    0412351900                           05           03/01/01          0
    0412351900                           O            02/01/31
    0


    4238111          225/225             F          365,000.00         ZZ
                                         360        364,520.85          1
                                       8.125          2,710.12         76
                                       7.875          2,710.12      481,000.00
1


    MARLBOROUGH      MA   01752          2            11/21/00         00
    7222741                              05           01/01/01          0
    7222741                              O            12/01/30
    0


    4238159          225/225             F          100,000.00         ZZ
                                         360         99,865.35          1
                                       8.000            733.77         68
                                       7.750            733.77      148,000.00
    MOHNTON          PA   19540          1            11/17/00         00
    7221497                              05           01/01/01          0
    7221497                              O            12/01/30
    0


    4238239          225/225             F          592,500.00         ZZ
                                         360        591,721.51          1
                                       8.125          4,399.30         75
                                       7.875          4,399.30      790,000.00
    EDWARDS          CO   81632          1            11/16/00         00
    7220240                              03           01/01/01          0
    7220240                              O            12/01/30
    0


    4238291          225/225             F          500,000.00         ZZ
                                         360        499,084.84          1
                                       8.500          3,844.57         80
                                       8.250          3,844.57      625,000.00
    EL PASO          TX   79922          1            10/30/00         00
    7216477                              03           12/01/00          0
    7216477                              O            11/01/30
    0


    4238517          225/225             F          329,900.00         ZZ
                                         360        329,455.81          1
                                       8.000          2,420.69         75
                                       7.750          2,420.69      440,000.00
    PLACENTIA        CA   92870          1            11/16/00         00
    7222996                              03           01/01/01          0
    7222996                              O            12/01/30
    0


    4239238          225/225             F          437,000.00         ZZ
                                         360        436,179.43          1
                                       8.375          3,321.52         75
                                       8.125          3,321.52      585,000.00
    RANCHO PALOS VE  CA   90275          2            11/22/00         00
    7223804                              05           01/01/01          0
    7223804                              O            12/01/30
    0
1




    4239244          225/225             F          336,000.00         ZZ
                                         360        335,260.32          1
                                       8.125          2,494.80         80
                                       7.875          2,494.80      420,000.00
    SOUTH SAN FRANC  CA   94080          1            10/25/00         00
    7215026                              05           12/01/00          0
    7215026                              O            11/01/30
    0


    4239248          225/225             F          326,400.00         ZZ
                                         360        326,003.14          1
                                       8.500          2,509.73         80
                                       8.250          2,509.73      408,000.00
    WELLINGTON       FL   33414          1            11/28/00         00
    6518430                              03           01/01/01          0
    6518430                              O            12/01/30
    0


    4239331          225/225             F          424,000.00         ZZ
                                         360        423,736.46          1
                                       8.375          3,222.71         80
                                       8.125          3,222.71      530,000.00
    SANTA CLARA      CA   95051          5            11/30/00         00
    7223484                              05           02/01/01          0
    7223484                              O            01/01/31
    0


    4239345          225/225             F          288,750.00         ZZ
                                         360        288,389.79          1
                                       8.375          2,194.71         70
                                       8.125          2,194.71      412,500.00
    BROOMFIELD       CO   80020          1            11/03/00         00
    7214004                              05           01/01/01          0
    7214004                              O            12/01/30
    0


    4239849          225/225             F          428,000.00         ZZ
                                         360        427,452.26          1
                                       8.250          3,215.43         80
                                       8.000          3,215.43      535,000.00
    OAKLAND          CA   94610          1            11/13/00         00
    7221520                              05           01/01/01          0
    7221520                              O            12/01/30
    0


    4239902          225/225             F          306,000.00         ZZ
                                         360        305,637.38          1
1


                                       8.625          2,380.04         90
                                       8.375          2,380.04      340,000.00
    VIENNA           VA   22180          2            11/22/00         10
    7221252                              05           01/01/01         25
    7221252                              O            12/01/30
    0


    4239907          225/225             F          500,000.00         ZZ
                                         360        499,422.55          1
                                       8.750          3,933.51         78
                                       8.500          3,933.51      647,622.00
    SHARON           MA   02067          1            11/15/00         00
    7193733                              05           01/01/01          0
    7193733                              O            12/01/30
    0


    4240257          225/225             F          361,250.00         ZZ
                                         360        360,799.34          1
                                       8.375          2,745.77         85
                                       8.125          2,745.77      425,000.00
    BLUFFTON         SC   29910          5            11/21/00         10
    7220566                              03           01/01/01         12
    7220566                              O            12/01/30
    0


    4240291          225/225             F          568,000.00         ZZ
                                         360        567,254.37          1
                                       8.125          4,217.39         80
                                       7.875          4,217.39      710,000.00
    ENCINITAS        CA   92024          5            11/15/00         00
    7219501                              05           01/01/01          0
    7219501                              O            12/01/30
    0


    4240424          225/225             F          303,875.00         ZZ
                                         360        303,476.09          1
                                       8.125          2,256.27         85
                                       7.875          2,256.27      357,500.00
    PARKER           CO   80138          1            11/17/00         11
    7220772                              05           01/01/01         12
    7220772                              O            12/01/30
    0


    4240436          225/225             F          410,000.00         ZZ
                                         360        409,433.82          1
                                       7.875          2,972.79         79
                                       7.625          2,972.79      525,000.00
    SANTA ANA AREA   CA   92705          5            11/22/00         00
    7221730                              05           01/01/01          0
1


    7221730                              O            12/01/30
    0


    4240438          225/225             F          328,000.00         ZZ
                                         360        326,489.14          1
                                       8.000          2,406.75         80
                                       7.750          2,406.75      410,000.00
    SUGAR GROVE      IL   60554          5            11/01/00         00
    7218826                              05           12/01/00          0
    7218826                              O            11/01/30
    0


    4240718          225/225             F          496,000.00         ZZ
                                         360        495,396.89          1
                                       8.500          3,813.82         80
                                       8.250          3,813.82      620,000.00
    OXNARD AREA      CA   93035          5            11/22/00         00
    7224110                              05           01/01/01          0
    7224110                              O            12/01/30
    0


    4240748          225/225             F          391,000.00         ZZ
                                         360        390,548.44          1
                                       8.750          3,076.00         79
                                       8.500          3,076.00      500,000.00
    TROY             MI   48098          2            11/02/00         00
    7217764                              05           01/01/01          0
    7217764                              O            12/01/30
    0


    4240775          225/225             F          425,000.00         ZZ
                                         360        424,521.70          1
                                       8.875          3,381.50         60
                                       8.625          3,381.50      711,000.00
    ST PETE BEACH    FL   33706          2            10/31/00         00
    7213368                              05           01/01/01          0
    7213368                              O            12/01/30
    0


    4240780          225/225             F          420,000.00         ZZ
                                         360        419,502.28          2
                                       8.625          3,266.72         58
                                       8.375          3,266.72      730,000.00
    ENCINITAS        CA   92007          2            11/15/00         00
    7219480                              05           01/01/01          0
    7219480                              N            12/01/30
    0


1


    4240813          225/225             F          400,000.00         ZZ
                                         360        399,488.11          1
                                       8.250          3,005.07         58
                                       8.000          3,005.07      700,000.00
    SARATOGA         CA   95070          5            11/03/00         00
    7204778                              05           01/01/01          0
    7204778                              O            12/01/30
    0


    4241075          225/225             F          300,000.00         ZZ
                                         360        299,616.08          1
                                       8.250          2,253.80         30
                                       8.000          2,253.80    1,000,000.00
    NEW SHOREHAM     RI   02807          5            11/02/00         00
    6514996                              05           01/01/01          0
    6514996                              N            12/01/30
    0


    4241274          225/225             F          517,500.00         ZZ
                                         360        516,576.78          1
                                       8.625          4,025.07         75
                                       8.375          4,025.07      690,000.00
    ENGLEWOOD        CO   80111          1            11/03/00         00
    7218877                              05           12/01/00          0
    7218877                              O            11/01/30
    0


    4241714          225/225             F          300,000.00         ZZ
                                         360        299,625.76          1
                                       8.375          2,280.22         68
                                       8.125          2,280.22      442,000.00
    LOUISVILLE       KY   40206          1            11/13/00         00
    7217084                              05           01/01/01          0
    7217084                              O            12/01/30
    0


    4243419          E22/G02             F          372,000.00         ZZ
                                         360        372,000.00          1
                                       8.250          2,794.71         80
                                       8.000          2,794.71      470,000.00
    THOUSAND OAKS    CA   91320          5            01/22/01         00
    0412325896                           05           03/01/01          0
    0412325896                           O            02/01/31
    0


    4243545          S48/S48             F          340,000.00         ZZ
                                         360        339,575.86          1
                                       8.375          2,584.25         80
                                       8.125          2,584.25      425,000.00
1


    KERRVILLE        TX   78028          1            11/14/00         00
    29035870                             05           01/01/01          0
    29035870                             O            12/01/30
    0


    4243546          S48/S48             F          302,400.00         ZZ
                                         360        302,041.64          1
                                       8.625          2,352.04         80
                                       8.375          2,352.04      378,000.00
    ARVADA           CO   80004          2            11/22/00         00
    29071255                             05           01/01/01          0
    29071255                             O            12/01/30
    0


    4243547          S48/S48             F          384,650.00         ZZ
                                         360        384,228.22          1
                                       9.000          3,094.98         70
                                       8.750          3,094.98      549,520.00
    SAINT LOUIS      MO   63105          1            11/30/00         00
    29091956                             08           01/01/01          0
    29091956                             O            12/01/30
    0


    4243548          S48/S48             F          368,000.00         ZZ
                                         360        367,360.17          1
                                       8.750          2,895.06         80
                                       8.500          2,895.06      460,000.00
    SAN FRANCIS      CA   94121          1            10/12/00         00
    29106663                             05           12/01/00          0
    29106663                             O            11/01/30
    0


    4243549          S48/S48             F          296,350.00         ZZ
                                         360        295,807.54          1
                                       8.500          2,278.68         66
                                       8.250          2,278.68      450,000.00
    LAKE FOREST      IL   60045          2            10/23/00         00
    29117892                             03           12/01/00          0
    29117892                             N            11/01/30
    0


    4243550          S48/S48             F          300,000.00         ZZ
                                         360        299,625.76          1
                                       8.375          2,280.22         71
                                       8.125          2,280.22      425,000.00
    BOYNTON BEACH    FL   33436          1            11/06/00         00
    29206026                             03           01/01/01          0
    29206026                             O            12/01/30
    0
1




    4243551          S48/S48             F          336,000.00         ZZ
                                         360        335,785.74          1
                                       8.250          2,524.26         70
                                       8.000          2,524.26      480,000.00
    NAPA             CA   94558          5            11/30/00         00
    6019134250                           05           02/01/01          0
    6019134250                           O            01/01/31
    0


    4248996          E22/G02             F          197,600.00         ZZ
                                         360        197,600.00          1
                                       8.000          1,449.92         80
                                       7.750          1,449.92      247,000.00
    TRACY            CA   95376          1            01/25/01         00
    0412351199                           05           03/01/01          0
    0412351199                           O            02/01/31
    0


    4250896          168/168             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       8.500          2,306.74         80
                                       8.250          2,306.74      375,000.00
    SEAFORD          NY   11783          1            01/16/01         00
    0189558164                           05           03/01/01          0
    0189558164                           O            02/01/31
    0

   TOTAL NUMBER OF LOANS   :        293

   TOTAL ORIGINAL BALANCE  :   103,961,166.00

   TOTAL PRINCIPAL BALANCE :   103,824,865.08

   TOTAL ORIGINAL P+I      :       792,594.13

   TOTAL CURRENT P+I       :       792,594.13


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   Exhibit TWO

                         SCHEDULE OF DISCOUNT FRACTIONS

Loan Number     Current Balance Net Mortgage Rate Discount Fraction   PO Balance
4204528 "$160,974.32 "  0.0697  0.03862069      "$6,216.94 "
4163957 "$632,800.00 "  0.07095 0.02137931      "$13,528.83 "
4237144 "$146,800.00 "  0.0722  0.004137931     $607.45

                                  Exhibit THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and
        (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates, and each of the related Class CB Percentage, Class NB Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii)the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

(ix) the  number,  aggregate  principal  balance  and  book  value  of  any  REO
     Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

(xiii) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

(xiv)the occurrence of the Credit Support Depletion Date and the Accretion Termination Date;

(xv) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xvi)   the related Senior Percentage for such Distribution Date;

(xvii)  the aggregate amount of Realized Losses for such Distribution Date;

(xviii) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

(xix) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xx) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

The Trustee's internet website will initially be located at http://www-apps.gis.deutsche-bank.com/invr. Assistance in using the website can be obtained by calling the Trustee's Shareholder Relations desk at (800) 735-7777. To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                  Exhibit FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                     AGREEMENT DATED AS OF FEBRUARY 1, 2001




                                 EXECUTION COPY


===============================================================================






                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT



                          Dated as of February 1, 2001



                        Residential Accredit Loans, Inc.
                 Mortgage Asset-Backed Pass-Through Certificates




===============================================================================


                                TABLE OF CONTENTS

                                                                                            Page



Article I         DEFINITIONS...............................................................2

        Section 1.01 Definitions ...............................................................2

        Section 1.02.Use of Words and Phrases ..................................................30

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES.......... ....31

        Section 2.01.Conveyance of Mortgage Loans ..............................................31

        Section 2.02.Acceptance by Trustee .....................................................37

        Section 2.03.Representations, Warranties and Covenants of the Master Servicer
                         and the Company .......................................................38

        Section 2.04.Representations and Warranties of Sellers .................................40

        Section 2.05.Execution and Authentication of Certificates/Issuance of Certificates
                        Evidencing Interests in REMIC I Certificates............................41

        Section 2.06.Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;
                        Acceptance by the Trustee. .............................................42

        Section 2.07.Issuance of Certificates Evidencing Interests in REMIC II .................42

        Section 2.08.Negative Covenants of the Trust Fund. .....................................42

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS........................... ....43

        Section 3.01.Master Servicer to Act as Servicer ........................................43

        Section 3.02.Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of
                    Subservicers' and Sellers' Obligations................................. ....44

        Section 3.03.Successor Subservicers ....................................................45

        Section 3.04.Liability of the Master Servicer ..........................................46

        Section 3.05.No Contractual Relationship Between Subservicer and Trustee or
                        Certificateholders .....................................................46

        Section 3.06.Assumption or Termination of Subservicing Agreements by Trustee ...........46

        Section 3.07.Collection of Certain Mortgage Loan Payments;  Deposits to Custodial Account
                          ......................................................................47

        Section 3.08.Subservicing Accounts; Servicing Accounts .................................49

        Section 3.09.Access to Certain Documentation and  Information Regarding the Mortgage Loans
                           .....................................................................50

        Section 3.10.Permitted Withdrawals from the Custodial Account ..........................51

                                        i




        Section 3.11...Maintenance of the Primary Insurance  Policies; Collections
                        Thereunder .............................................................53

        Section 3.12.Maintenance of Fire Insurance and  Omissions and Fidelity Coverage ........53

        Section 3.13.Enforcement of Due-on-Sale Clauses; Assumption and
                        Modification Agreements; Certain Assignments ...........................55

        Section 3.14.Realization Upon Defaulted Mortgage Loans .................................57

        Section 3.15.Trustee to Cooperate; Release of Mortgage Files ...........................60

        Section 3.16.Servicing and Other Compensation; Compensating Interest ...................62

        Section 3.17.Reports to the Trustee and the Company ....................................63

        Section 3.18.Annual Statement as to Compliance .........................................63

        Section 3.19.Annual Independent Public Accountants' Servicing Report ...................63

        Section 3.20.Rights of the Company in Respect of the Master Servicer ...................64

        Section 3.21.Administration of Buydown Funds ...........................................64

Article IV        PAYMENTS TO CERTIFICATEHOLDERS................................................66

        Section 4.01.Certificate Account .......................................................66

        Section 4.02.Distributions .............................................................66

        Section 4.03.Statements to Certificateholders ..........................................66

        Section 4.04.Distribution of Reports to the Trustee and  the Company;
                Advances by the Master Servicer ................................................67

        Section 4.05.Allocation of Realized Losses .............................................69

        Section 4.06.Reports of Foreclosures and Abandonment of Mortgaged Property .............69

        Section 4.07.Optional Purchase of Defaulted Mortgage Loans .............................69

        Section 4.08.Surety Bond ...............................................................69

Article V         THE CERTIFICATES..............................................................71

        Section 5.01.The Certificates ..........................................................71

        Section 5.02.Registration of Transfer and Exchange of Certificates .....................73

        Section 5.03.Mutilated, Destroyed, Lost or Stolen Certificates .........................78

        Section 5.04.Persons Deemed Owners .....................................................79

        Section 5.05.Appointment of Paying Agent ...............................................79


                                        ii




        Section 5.06.Optional Purchase of Certificates .........................................79

Article VI        THE COMPANY AND THE MASTER SERVICER...........................................82

        Section 6.01.Respective Liabilities of the Company and the Master Servicer .............82

        Section 6.02.Merger or Consolidation of the Company or the Master Servicer;
                        Assignment of Rights and Delegation of Duties by Master Servicer........82

        Section 6.03.Limitation on Liability of the Company,  the Master Servicer and Others ...83

        Section 6.04.Company and Master Servicer Not to Resign. ................................84

Article VII       DEFAULT.......................................................................85

        Section 7.01.Events of Default .........................................................85

        Section 7.02.Trustee or Company to Act; Appointment of Successor .......................87

        Section 7.03.Notification to Certificateholders. .......................................88

        Section 7.04.Waiver of Events of Default. ..............................................88

Article VIII      CONCERNING THE TRUSTEE........................................................89

        Section 8.01.Duties of Trustee. ........................................................89

        Section 8.02.Certain Matters Affecting the Trustee .....................................90

        Section 8.03.Trustee Not Liable for Certificates or Mortgage Loans .....................92

        Section 8.04.Trustee May Own Certificates ..............................................92

        Section 8.05.Master Servicer to Pay Trustee's Fees  and Expenses; Indemnification ......92

        Section 8.06.Eligibility Requirements for Trustee ......................................93

        Section 8.07.Resignation and Removal of the Trustee. ...................................93

        Section 8.08.Successor Trustee .........................................................94

        Section 8.09.Merger or Consolidation of Trustee ........................................95

        Section 8.10.Appointment of Co-Trustee or Separate Trustee .............................95

        Section 8.11.Appointment of Custodians .................................................96

        Section 8.12.Appointment of Office or Agency ...........................................96

Article IX        TERMINATION...................................................................98

        Section 9.01.Termination Upon Purchase by the Master Servicer  or the Company or
                Liquidation of All Mortgage Loans...............................................98

                                        iii






        Section 9.02.Additional Termination Requirements .......................................100

        Section 9.03.Termination of Multiple REMICs ............................................101

Article X         REMIC PROVISIONS      ........................................................102

        Section 10.01.REMIC Administration      ................................................102

        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification .........105

        Section 10.03.Designation of REMIC(s)...................................................106

Article XI        MISCELLANEOUS PROVISIONS......................................................107

        Section 11.01.Amendment.................................................................107

        Section 11.02.Recordation of Agreement; Counterparts....................................109

        Section 11.03.Limitation on Rights of Certificateholders................................110

        Section 11.04.Governing Law.............................................................110

        Section 11.05.Notices...................................................................111

        Section 11.06.Required Notices to Rating Agency and Subservicer.........................111

        Section 11.07.Severability of Provisions................................................111

        Section 11.08.Supplemental Provisions for Resecuritization..............................112

        Section 11.09.Allocation of Voting Rights...............................................112

        Section 11.10.No Petition...............................................................112


                                        iv


                                    EXHIBITS

Exhibit A:   Form of Class A Certificate
Exhibit B:   Form of Class M Certificate
Exhibit C:   Form of Class B Certificate
Exhibit D:   Form of Class R Certificate
Exhibit E:   Form of Seller/Servicer Contract
Exhibit F:   Forms of Request for Release
Exhibit G-1: Form of Transfer Affidavit and Agreement
Exhibit G-2: Form of Transferor Certificate
Exhibit H:   Form of Investor Representation Letter
Exhibit I:   Form of Transferor Representation Letter
Exhibit J:   Form of Rule 144A Investment Representation Letter
Exhibit K:   Text of Amendment to Pooling and Servicing Agreement Pursuant to
             Section 11.01(e) for a Limited Guaranty
Exhibit L:   Form of Limited Guaranty
Exhibit M:   Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:   Request for Exchange Form

        This is the Standard Terms of Pooling and Servicing Agreement, dated as of February 1, 2001 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                 Article I......

                                   DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess
               Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and
(ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial

Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and
(y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

          (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

     Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

     Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

     Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch, Inc. or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first

Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

     Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged

Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

(vi)    other  obligations  or  securities  that are  acceptable  to each Rating
        Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

     Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

     Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

     Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in
Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   Article II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii),
(iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective
Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


(e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any
Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans and any Uncertificated REMIC Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated REMIC Regular Interests, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, goods, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-305 and 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes,
(1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Company as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within

90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;
(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage

Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section  2.05.   Execution  and  Authentication  of   Certificates/Issuance   of
     Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Negative Covenants of the Trust Fund.

               As provided in Section 2.08 of the Series Supplement.

                                   Article III


                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code.

The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such

Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

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




(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)   Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii)Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii) Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

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




(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master

Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

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




(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

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Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such

Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

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




(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a) When any  Mortgaged  Property  is  conveyed  by the  Mortgagor,  the  Master
Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the  Master  Servicer  shall not be deemed to be in  default  under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the

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Series  Supplement  to fail to qualify as a REMIC  under the Code or (subject to
Section  10.01(f)),   result  in  the  imposition  of  any  tax  on  "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release
will  not  (based  on  the  Master   Servicer's  or  Subservicer's   good  faith
determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i)

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that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently  with the foregoing,  the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the

                                        58
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foregoing or any other  provision of this  Agreement,  in the Master  Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or

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allowed to continue to be rented) or otherwise used by or on behalf of the Trust
Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the

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request for  reconveyance,  deed of  reconveyance  or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

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Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

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Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company, the Trustee and any Certificate Insurer on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements

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for examinations  conducted by independent public  accountants  substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with

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the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

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                                   Article IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders.

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone

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number.  The Trustee  shall mail to each  Holder  that  requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide
prior   notification   to   the   Company,   the   Master   Servicer   and   the
Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

     (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

(a)  Prior to the  close of  business  on the  Determination  Date,  the  Master
Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

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(b) On or before 2:00 P.M.  New York time on each  Certificate  Account  Deposit
Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on
such   Certificate   Account  Deposit  Date  shall  be  less  than  payments  to
Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and  obligations  of the Master  Servicer

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hereunder,  including the  obligation to deposit in the  Certificate  Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

                             As   provided   in  Section   4.05  of  the  Series
Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall

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promptly submit such notice to the Surety as a claim for a Required Surety.  The
Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.


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                                   Article V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be

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deemed  inconsistent  if they are made with  respect  to  different  Certificate
Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.


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Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of
Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense

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of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee
     Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general

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     account" (as defined in U.S.  Department  of Labor  Prohibited  Transaction
     Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by
               PTE 97-34,  62 Fed. Reg. 39021 (July 21, 1997),  and PTE 2000-58,
               65 Fed. Reg. 67765 (November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported  Certificate  Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

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(B)  In connection  with any proposed  Transfer of any  Ownership  Interest in a
     Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
     (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
     Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

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




(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

     (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified

     Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The  provisions  of this Section  5.02(f) set forth prior to this clause
        (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

     (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

     (B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause
          (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the

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Trustee  and the  Certificate  Registrar)  connected  therewith.  Any  duplicate
Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  Optional Purchase of Certificates.

(a) On any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

(b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase,

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specifying  the  Distribution  Date upon which the Holders may  surrender  their
Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

(i)     the  Distribution  Date  upon  which  purchase  of the  Certificates  is
        anticipated  to  be  made  upon   presentation  and  surrender  of  such
        Certificates at the office or agency of the Trustee therein designated,

(ii)    the purchase price therefor, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

(c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto.

(d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this
Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will
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be  deemed to have been  purchased  and the  Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.


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                                   Article VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section  6.02.  Merger  or  Consolidation  of the  Company  or  the  Master
          Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

(a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such

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assignment  and  delegation,  the Master  Servicer  shall be  released  from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

     Section 6.03. Limitation on Liability of the Company, the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

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Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.


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                                  Article VII




                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

     (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

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(vi)    the Master Servicer shall notify the Trustee pursuant to Section 4.04(b)
        that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.


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Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS'

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rules and regulations,  or (ii) the predecessor  Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.


                                        88
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                                  Article VIII


                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read

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     into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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(ii)    The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax

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     laws,  provided that the Master  Servicer  shall  indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

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(b) The Master  Servicer  agrees to  indemnify  the Trustee for, and to hold the
Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of
defending   itself  against  any  claim  in  connection  with  the  exercise  or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by

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written  instrument,  in  duplicate,  one  copy of  which  instrument  shall  be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if

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originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.


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(b) In the case of any appointment of a co-trustee or separate  trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The

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Trustee will  maintain an office at the address  stated in Section  11.05 of the
Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

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                                   Article IX

                                   TERMINATION

Section 9.01.  Termination Upon Purchase by the Master Servicer
                      or the Company or Liquidation of All Mortgage Loans.

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

        The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.


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(b) The Master  Servicer or, in the case of a final  distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as
applicable,   anticipates   that  the  final   distribution   will  be  made  to
Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or
otherwise).  Notice  of  any  termination,   specifying  the  anticipated  Final
Distribution  Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

(ii)    the amount of any such final payment, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

(c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate
Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

(d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining

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Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master
Servicer   or  the   Company,   as   applicable,   to  contact   the   remaining
Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

Section 9.02.  Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section
9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.


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Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

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                                   Article X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such

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information  as the REMIC  Administrator  may from time to time  request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action

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as to which the Master Servicer or the REMIC Administrator,  as applicable,  has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

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(k)  Solely for the  purposes  of Section  1.860G-1(a)(4)(iii)  of the  Treasury
Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.


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(c) The Master  Servicer  agrees to indemnify the Trust Fund,  the Company,  the
REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.


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                                   Article XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
     (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be

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     materially  inconsistent  with the provisions of this  Agreement,  provided that such  action  shall  not,  as  evidenced  by an  Opinion  of  Counsel,
     adversely   affect  in  any   material   respect  the   interests   of  any
     Certificateholder or

          (vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations
Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)  the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)  a change  in the  location  of the  Custodial  Account  or the  Certificate
     Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

               As provided in Section 11.10 of the Series Supplement.

                                    EXHIBIT A


FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                   [        %][Variable] Pass-Through Rate
                --------           --------
                                  [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing     [Percentage Interest:       %]
                                                        ------
Agreement and Cut-off Date:
___________ 1, ____               Aggregate Initial [Certificate Principal
                                  Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:          Amount] [Subclass Notional Amount] of the
_________ 25, ____                Class A-     Certificates:
                                          ----

Master Servicer:                  [Initial] [Certificate Principal
Residential Funding               Balance] [Interest Only/Class A-V] [Subclass]
Corporation                       Notional Amount] of this Certificate:
                                  $                          ]
Assumed Final
Distribution Date:                                CUSIP 76110F-
___________ 25, ____
                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ________________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A-___ Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the

"Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By: ____________________________
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.

                                            [---------------------------],
                                                 as Certificate Registrar





                                            By: _____________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________________________

Dated:                                    Signature by or on behalf of assignor


                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account         of         ____________________________________          account
number__________________,      or,     if      mailed      by     check,      to
____________________________.   Applicable   statements   should  be  mailed  to
_____________________________________.

     This information is provided by ___________________________, the assignee named above, or ___________________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.


        Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER (a) such Transferee is not an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), and PTE 2000-58, 65 Fed. Reg. 67765
(November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "cOMPLYING INSURANCE COMPANY).

        If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No.                                   [      ]% Pass-Through Rate
                ------                             ------

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-___ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [-------------------------],
                                                  as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                         Signature by or on behalf of assignor




                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account         of         ____________________________________          account
number__________________,      or,     if      mailed      by     check,      to
____________________________.   Applicable   statements   should  be  mailed  to
_____________________________________.

     This information is provided by ___________________________, the assignee named above, or ___________________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate
                ----                               ------

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new

Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee



                                            By:
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [---------------------------],
                                                 as Certificate Registrar


                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                         Signature by or on behalf of assignor




                                                 Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account         of         ____________________________________          account
number__________________,      or,     if      mailed      by     check,      to
____________________________.   Applicable   statements   should  be  mailed  to
_____________________________________.

     This information is provided by ___________________________, the assignee named above, or ___________________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES

CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate
                ------                             ------

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                                 %
                                                  --------------

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [----------------------------],
                                                 as Certificate Registrar



                                            By:
                                                  Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                         Signature by or on behalf of assignor




                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account         of         ____________________________________          account
number__________________,      or,     if      mailed      by     check,      to
____________________________.   Applicable   statements   should  be  mailed  to
_____________________________________.

     This information is provided by ___________________________, the assignee named above, or ___________________________, as its agent.

                                EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

     This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this ______ day of _________, 20 ____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and ________________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      Incorporation of Guides by Reference.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      Amendments.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      Representations and Warranties.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      Remedies of Residential Funding.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      Seller/Servicer's Status as Independent Contractor.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      Prior Agreements Superseded.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      Assignment.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      Notices.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:




      Attention:________________________________________________________
      Telefacsimile Number:  ( _________)  ___________ - _______________
9.      Jurisdiction and Venue.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     Miscellaneous.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                    (Name of Seller/Servicer)
By:                                     By:
   --------------------------------
      (Signature)                                   (Signature)
By:                                     By:
   --------------------------------
      (Typed Name)                                  (Typed Name)
Title:                                  Title:
      ------------------------------
======================================= =====================================
ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
   --------------------------------
      (Signature)                                        (Signature)
By:                                     By:
   --------------------------------
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
      ------------------------------

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

_______________________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name:
     ------------------------
Title:
      -----------------------
Date:
     ------------------------

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of_______________ ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

9.      The Owner's Taxpayer Identification Number is _________________ .

10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate

                                        G-1-2
that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

14. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.



                                        G-1-3

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this _____ day of _____, 200__ .




                                            [NAME OF OWNER]



                                            By:
                                                [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:


[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ____ day of ______, 200__.




                      NOTARY PUBLIC



                     COUNTY OF
                              ---------------------------
                     STATE OF
                             ----------------------------
                      My Commission  expires the___ day of ____,20___.



                                        G-1-4

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                       _____________ , 20____

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

     This  letter  is  delivered  to you in  connection  with  the  transfer  by
_____________________  (the "Seller") to ____________________  (the "Purchaser")
of $_______________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

15. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

16. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

17. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R

Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

18. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                            Very truly yours,

                                    (Seller)



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------



                                        G-2-2

                                    EXHIBIT H


                     FORM OF INVESTOR REPRESENTATION LETTER


                                     ______________ , 20____




Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     ____________________   (the   "Purchaser")   intends   to   purchase   from
_____________________-   (the  "Seller")   $______________  Initial  Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.   The Purchaser has been furnished with, and has had an opportunity to review
     (a) [a copy of the Private Placement Memorandum, dated __________, 20____, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,


                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                                   __________ , 20___




Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     In connection with the sale by _______________- (the "Seller") to __________________-- (the "Purchaser") of ___________ Initial Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                    (Seller)



                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:


               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   ------------------------------------------
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
   ------------------------------------------
Date:                                             Date:
     ----------------------------------------

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_______________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial
     statements,    a   copy    of   which   is    attached    hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?


6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                                            Print Name of Buyer


                                            By:
                                                 ----------------------------
                                                 Name:
                                                 Title:


                                            Date:
                                                 ----------------------------

                              ANNEX 2 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

-- The Buyer owned $_____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                            Print Name of Buyer


                                            By:
                                                 ----------------------------
                                                 Name:
                                                      -----------------------
                                                 Title:
                                                       ----------------------


                                            IF AN ADVISER:



                                            Print Name of Buyer


                                            Date:
                                                 ----------------------------

                                    EXHIBIT K


                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY]

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount

Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                            ___________ , 200__



==================
------------------

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

     WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No.___ thereto, dated as of ____,___ with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

14. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

15. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

16. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

17. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

18. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

19. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

20. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

21. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


Acknowledged by:


------------------,
    as Trustee


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------



RESIDENTIAL ACCREDIT LOANS, INC.


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

                                    EXHIBIT M


                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                             _____________, 20___




Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

     This letter is delivered to you in connection with the assignment by _____________________ (the "Trustee") to ____________________ (the "Lender") of
(the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                            Very truly yours,


                                    (Lender)


                                            By:
                                               ------------------------------
                                            Name:
                                                 ----------------------------
                                            Title:
                                                  ---------------------------

                                    EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                             [DATE]

==================
------------------

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $ and %, respectively.

2.   [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                            By:
                                               ------------------------------
                                      Name:
                                     Title: